UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05426
AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000  Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Glenn Brightman, Principal Executive Officer
11 Greenway Plaza, Suite 1000
Houston, Texas 77046
(Name and address of agent for service)
Registrant's telephone number, including area code:
(713) 626-1919
Date of fiscal year end:
October 31
Date of reporting period:
October 31, 2024
Item 1. Reports to Stockholders.
(a) The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") is as follows:

Invesco Balanced-Risk Allocation Fund
Class A: ABRZX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Balanced-Risk Allocation Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Balanced-Risk Allocation Fund (Class A)	$139	1.30%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 14.02%. For the same time period, the Custom Invesco Balanced Risk Allocation Style Index returned 24.08%.
What contributed to performance?
Growth Macro Factor | Strategic exposure to the growth macro factor, achieved through exchange-traded futures, swaps and listed options, was the top contributor to Fund performance with all six equity markets posting gains. US equities outperformed their international counterparts, driven by a resilient economy and, in the case of large caps, optimism around artificial intelligence prospects.
Defensive Macro Factor | Strategic exposure to the defensive macro factor, achieved through exchange-traded futures, contributed to Fund results in aggregate, with gains from Australian, German, Canadian and Japanese government bonds and the defensive factor premia exposure. Central bank policy was the primary driver of performance.
What detracted from performance?
Real Return Macro Factor | Strategic exposure to the real return macro factor, achieved through exchange-traded futures, swaps and commodity-linked notes, detracted from results in aggregate as gains in industrial and precious metals were outweighed by losses in agriculture and energy. Agriculture exposure was the top detractor within the real return macro factor as most agricultural commodities faced pressure from oversupply concerns. Energy exposure detracted from performance amid signs of an economic slowdown.
Tactical positioning | Tactical positioning detracted from performance as gains from positioning in equities and commodities were outweighed by losses from positioning across government bond markets.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Balanced-Risk Allocation Fund (Class A) —including sales charge	7.75%	1.77%	2.91%
Invesco Balanced-Risk Allocation Fund (Class A) —excluding sales charge	14.02%	2.92%	3.49%
Custom Invesco Balanced Risk Allocation Style Index	24.08%	7.40%	6.71%
S&P 500® Index	38.02%	15.27%	13.00%
MSCI ACWI (Net)	32.79%	11.08%	9.06%
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the S&P 500® Index to the MSCI ACWI Index (Net) to reflect that the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,146,624,741%
Total number of portfolio holdings	$156%
Total advisory fees paid	$11,051,413%
Portfolio turnover rate	$89%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Target risk contribution and
notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Equities and Options	42.68%	70.69%
Fixed Income	33.33	71.88
Commodities	23.99	30.71
Total	100.00%	173.28%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Balanced-Risk Allocation Fund
Class C: ABRCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Balanced-Risk Allocation Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Balanced-Risk Allocation Fund (Class C)	$219	2.05%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 13.17%. For the same time period, the Custom Invesco Balanced Risk Allocation Style Index returned 24.08%.
What contributed to performance?
Growth Macro Factor | Strategic exposure to the growth macro factor, achieved through exchange-traded futures, swaps and listed options, was the top contributor to Fund performance with all six equity markets posting gains. US equities outperformed their international counterparts, driven by a resilient economy and, in the case of large caps, optimism around artificial intelligence prospects.
Defensive Macro Factor | Strategic exposure to the defensive macro factor, achieved through exchange-traded futures, contributed to Fund results in aggregate, with gains from Australian, German, Canadian and Japanese government bonds and the defensive factor premia exposure. Central bank policy was the primary driver of performance.
What detracted from performance?
Real Return Macro Factor | Strategic exposure to the real return macro factor, achieved through exchange-traded futures, swaps and commodity-linked notes, detracted from results in aggregate as gains in industrial and precious metals were outweighed by losses in agriculture and energy. Agriculture exposure was the top detractor within the real return macro factor as most agricultural commodities faced pressure from oversupply concerns. Energy exposure detracted from performance amid signs of an economic slowdown.
Tactical positioning | Tactical positioning detracted from performance as gains from positioning in equities and commodities were outweighed by losses from positioning across government bond markets.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Balanced-Risk Allocation Fund (Class C) —including sales charge	12.17%	2.14%	2.88%
Invesco Balanced-Risk Allocation Fund (Class C) —excluding sales charge	13.17%	2.14%	2.88%
Custom Invesco Balanced Risk Allocation Style Index	24.08%	7.40%	6.71%
S&P 500® Index	38.02%	15.27%	13.00%
MSCI ACWI (Net)	32.79%	11.08%	9.06%
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the S&P 500® Index to the MSCI ACWI Index (Net) to reflect that the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,146,624,741%
Total number of portfolio holdings	$156%
Total advisory fees paid	$11,051,413%
Portfolio turnover rate	$89%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Target risk contribution and
notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Equities and Options	42.68%	70.69%
Fixed Income	33.33	71.88
Commodities	23.99	30.71
Total	100.00%	173.28%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Balanced-Risk Allocation Fund
Class R: ABRRX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Balanced-Risk Allocation Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Balanced-Risk Allocation Fund (Class R)	$166	1.55%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 13.86%. For the same time period, the Custom Invesco Balanced Risk Allocation Style Index returned 24.08%.
What contributed to performance?
Growth Macro Factor | Strategic exposure to the growth macro factor, achieved through exchange-traded futures, swaps and listed options, was the top contributor to Fund performance with all six equity markets posting gains. US equities outperformed their international counterparts, driven by a resilient economy and, in the case of large caps, optimism around artificial intelligence prospects.
Defensive Macro Factor | Strategic exposure to the defensive macro factor, achieved through exchange-traded futures, contributed to Fund results in aggregate, with gains from Australian, German, Canadian and Japanese government bonds and the defensive factor premia exposure. Central bank policy was the primary driver of performance.
What detracted from performance?
Real Return Macro Factor | Strategic exposure to the real return macro factor, achieved through exchange-traded futures, swaps and commodity-linked notes, detracted from results in aggregate as gains in industrial and precious metals were outweighed by losses in agriculture and energy. Agriculture exposure was the top detractor within the real return macro factor as most agricultural commodities faced pressure from oversupply concerns. Energy exposure detracted from performance amid signs of an economic slowdown.
Tactical positioning | Tactical positioning detracted from performance as gains from positioning in equities and commodities were outweighed by losses from positioning across government bond markets.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Balanced-Risk Allocation Fund (Class R)	13.86%	2.66%	3.23%
Custom Invesco Balanced Risk Allocation Style Index	24.08%	7.40%	6.71%
S&P 500® Index	38.02%	15.27%	13.00%
MSCI ACWI Index (Net)	32.79%	11.08%	9.06%
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the S&P 500® Index to the MSCI ACWI Index (Net) to reflect that the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,146,624,741%
Total number of portfolio holdings	$156%
Total advisory fees paid	$11,051,413%
Portfolio turnover rate	$89%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Target risk contribution and
notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Equities and Options	42.68%	70.69%
Fixed Income	33.33	71.88
Commodities	23.99	30.71
Total	100.00%	173.28%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Balanced-Risk Allocation Fund
Class Y: ABRYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Balanced-Risk Allocation Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Balanced-Risk Allocation Fund (Class Y)	$113	1.05%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 14.31%. For the same time period, the Custom Invesco Balanced Risk Allocation Style Index returned 24.08%.
What contributed to performance?
Growth Macro Factor | Strategic exposure to the growth macro factor, achieved through exchange-traded futures, swaps and listed options, was the top contributor to Fund performance with all six equity markets posting gains. US equities outperformed their international counterparts, driven by a resilient economy and, in the case of large caps, optimism around artificial intelligence prospects.
Defensive Macro Factor | Strategic exposure to the defensive macro factor, achieved through exchange-traded futures, contributed to Fund results in aggregate, with gains from Australian, German, Canadian and Japanese government bonds and the defensive factor premia exposure. Central bank policy was the primary driver of performance.
What detracted from performance?
Real Return Macro Factor | Strategic exposure to the real return macro factor, achieved through exchange-traded futures, swaps and commodity-linked notes, detracted from results in aggregate as gains in industrial and precious metals were outweighed by losses in agriculture and energy. Agriculture exposure was the top detractor within the real return macro factor as most agricultural commodities faced pressure from oversupply concerns. Energy exposure detracted from performance amid signs of an economic slowdown.
Tactical positioning | Tactical positioning detracted from performance as gains from positioning in equities and commodities were outweighed by losses from positioning across government bond markets.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Balanced-Risk Allocation Fund (Class Y)	14.31%	3.17%	3.75%
Custom Invesco Balanced Risk Allocation Style Index	24.08%	7.40%	6.71%
S&P 500® Index	38.02%	15.27%	13.00%
MSCI ACWI Index (Net)	32.79%	11.08%	9.06%
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the S&P 500® Index to the MSCI ACWI Index (Net) to reflect that the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,146,624,741%
Total number of portfolio holdings	$156%
Total advisory fees paid	$11,051,413%
Portfolio turnover rate	$89%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Target risk contribution and
notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Equities and Options	42.68%	70.69%
Fixed Income	33.33	71.88
Commodities	23.99	30.71
Total	100.00%	173.28%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Balanced-Risk Allocation Fund
Class R5: ABRIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Balanced-Risk Allocation Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Balanced-Risk Allocation Fund (Class R5)	$107	1.00%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 14.36%. For the same time period, the Custom Invesco Balanced Risk Allocation Style Index returned 24.08%.
What contributed to performance?
Growth Macro Factor | Strategic exposure to the growth macro factor, achieved through exchange-traded futures, swaps and listed options, was the top contributor to Fund performance with all six equity markets posting gains. US equities outperformed their international counterparts, driven by a resilient economy and, in the case of large caps, optimism around artificial intelligence prospects.
Defensive Macro Factor | Strategic exposure to the defensive macro factor, achieved through exchange-traded futures, contributed to Fund results in aggregate, with gains from Australian, German, Canadian and Japanese government bonds and the defensive factor premia exposure. Central bank policy was the primary driver of performance.
What detracted from performance?
Real Return Macro Factor | Strategic exposure to the real return macro factor, achieved through exchange-traded futures, swaps and commodity-linked notes, detracted from results in aggregate as gains in industrial and precious metals were outweighed by losses in agriculture and energy. Agriculture exposure was the top detractor within the real return macro factor as most agricultural commodities faced pressure from oversupply concerns. Energy exposure detracted from performance amid signs of an economic slowdown.
Tactical positioning | Tactical positioning detracted from performance as gains from positioning in equities and commodities were outweighed by losses from positioning across government bond markets.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Balanced-Risk Allocation Fund (Class R5)	14.36%	3.22%	3.79%
Custom Invesco Balanced Risk Allocation Style Index	24.08%	7.40%	6.71%
S&P 500® Index	38.02%	15.27%	13.00%
MSCI ACWI Index (Net)	32.79%	11.08%	9.06%
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the S&P 500® Index to the MSCI ACWI Index (Net) to reflect that the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,146,624,741%
Total number of portfolio holdings	$156%
Total advisory fees paid	$11,051,413%
Portfolio turnover rate	$89%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Target risk contribution and
notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Equities and Options	42.68%	70.69%
Fixed Income	33.33	71.88
Commodities	23.99	30.71
Total	100.00%	173.28%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Balanced-Risk Allocation Fund
Class R6: ALLFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Balanced-Risk Allocation Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Balanced-Risk Allocation Fund (Class R6)	$102	0.95%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 14.39%. For the same time period, the Custom Invesco Balanced Risk Allocation Style Index returned 24.08%.
What contributed to performance?
Growth Macro Factor | Strategic exposure to the growth macro factor, achieved through exchange-traded futures, swaps and listed options, was the top contributor to Fund performance with all six equity markets posting gains. US equities outperformed their international counterparts, driven by a resilient economy and, in the case of large caps, optimism around artificial intelligence prospects.
Defensive Macro Factor | Strategic exposure to the defensive macro factor, achieved through exchange-traded futures, contributed to Fund results in aggregate, with gains from Australian, German, Canadian and Japanese government bonds and the defensive factor premia exposure. Central bank policy was the primary driver of performance.
What detracted from performance?
Real Return Macro Factor | Strategic exposure to the real return macro factor, achieved through exchange-traded futures, swaps and commodity-linked notes, detracted from results in aggregate as gains in industrial and precious metals were outweighed by losses in agriculture and energy. Agriculture exposure was the top detractor within the real return macro factor as most agricultural commodities faced pressure from oversupply concerns. Energy exposure detracted from performance amid signs of an economic slowdown.
Tactical positioning | Tactical positioning detracted from performance as gains from positioning in equities and commodities were outweighed by losses from positioning across government bond markets.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Balanced-Risk Allocation Fund (Class R6)	14.39%	3.27%	3.86%
Custom Invesco Balanced Risk Allocation Style Index	24.08%	7.40%	6.71%
S&P 500® Index	38.02%	15.27%	13.00%
MSCI ACWI Index (Net)	32.79%	11.08%	9.06%
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the S&P 500® Index to the MSCI ACWI Index (Net) to reflect that the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,146,624,741%
Total number of portfolio holdings	$156%
Total advisory fees paid	$11,051,413%
Portfolio turnover rate	$89%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Target risk contribution and
notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Equities and Options	42.68%	70.69%
Fixed Income	33.33	71.88
Commodities	23.99	30.71
Total	100.00%	173.28%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Balanced-Risk Commodity Strategy Fund
Class A: BRCAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Balanced-Risk Commodity Strategy Fund (Class A)	$136	1.34%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to mixed performance for commodities. Precious and base metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 3.63%. For the same time period, the Bloomberg Commodity Index returned -1.18%.
What contributed to performance?
The Fund’s commodity exposure is achieved primarily through futures and swaps and to a lesser extent commodity-linked securities.
Strategic exposure to metals | The Fund’s strategic metals exposure produced gains in aggregate, with exposure to gold, silver and copper contributing the most to performance. Gold prices rose to multiple all-time highs during the period, driven by ongoing geopolitical tensions, central bank demand, and rising fiscal deficits and debt-to-gross domestic product levels. Silver also performed well due to concerns about future supply and its crossover use in industrial applications. Copper was the other notable contributor during the period, benefiting from China's stimulus policy and undersupply concerns due to growing demand from the transition to green energy and AI data centers.
Tactical positioning | The Fund's tactical positioning added to results during the period as well, driven by timely underweight positions in natural gas and select agricultural commodities (e.g., wheat, corn, cotton).
What detracted from performance?
Strategic exposure to agriculture | The Fund's strategic exposure to agricultural commodities detracted from performance in aggregate due to broad-based losses across the sector. Relatively favorable weather and harvests amid tepid demand led to many agricultural commodities trading lower.
Strategic exposure to energy | The Fund's strategic exposure to energy commodities also detracted from absolute performance. Energy commodities broadly declined during the period on negative economic sentiment and signs of weaker demand.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Balanced-Risk Commodity Strategy Fund (Class A) —including sales charge	(2.05)%	6.70%)	0.95%)
Invesco Balanced-Risk Commodity Strategy Fund (Class A) —excluding sales charge	3.63%)	7.91%)	1.52%)
Bloomberg Commodity Index	(1.18)%	6.96%)	(0.08)%
Bloomberg Global Aggregate Index	9.54%)	(1.64)%	0.23%)
MSCI ACWI Index (Net)	32.79%)	11.08%)	9.06%)
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg Commodity Index to the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate Index to reflect that the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate Index can be considered more broadly representative of the overall applicable securities markets.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$739,376,315%
Total number of portfolio holdings	$46%
Total advisory fees paid	$6,085,431%
Portfolio turnover rate	$87%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Target risk contribution and
notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Agriculture	27.30%	29.39%
Energy	32.16	18.40
Industrial Metals	26.58	23.47
Precious Metals	13.96	18.58
Total	100.00%	89.84%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Balanced-Risk Commodity Strategy Fund
Class C: BRCCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Balanced-Risk Commodity Strategy Fund (Class C)	$212	2.09%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to mixed performance for commodities. Precious and base metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 2.86%. For the same time period, the Bloomberg Commodity Index returned -1.18%.
What contributed to performance?
The Fund’s commodity exposure is achieved primarily through futures and swaps and to a lesser extent commodity-linked securities.
Strategic exposure to metals | The Fund’s strategic metals exposure produced gains in aggregate, with exposure to gold, silver and copper contributing the most to performance. Gold prices rose to multiple all-time highs during the period, driven by ongoing geopolitical tensions, central bank demand, and rising fiscal deficits and debt-to-gross domestic product levels. Silver also performed well due to concerns about future supply and its crossover use in industrial applications. Copper was the other notable contributor during the period, benefiting from China's stimulus policy and undersupply concerns due to growing demand from the transition to green energy and AI data centers.
Tactical positioning | The Fund's tactical positioning added to results during the period as well, driven by timely underweight positions in natural gas and select agricultural commodities (e.g., wheat, corn, cotton).
What detracted from performance?
Strategic exposure to agriculture | The Fund's strategic exposure to agricultural commodities detracted from performance in aggregate due to broad-based losses across the sector. Relatively favorable weather and harvests amid tepid demand led to many agricultural commodities trading lower.
Strategic exposure to energy | The Fund's strategic exposure to energy commodities also detracted from absolute performance. Energy commodities broadly declined during the period on negative economic sentiment and signs of weaker demand.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Balanced-Risk Commodity Strategy Fund (Class C) —including sales charge	1.87%)	7.08%)	0.90%)
Invesco Balanced-Risk Commodity Strategy Fund (Class C) —excluding sales charge	2.86%)	7.08%)	0.90%)
Bloomberg Commodity Index	(1.18)%	6.96%)	(0.08)%
Bloomberg Global Aggregate Index	9.54%)	(1.64)%	0.23%)
MSCI ACWI Index (Net)	32.79%)	11.08%)	9.06%)
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg Commodity Index to the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate Index to reflect that the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate Index can be considered more broadly representative of the overall applicable securities markets.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$739,376,315%
Total number of portfolio holdings	$46%
Total advisory fees paid	$6,085,431%
Portfolio turnover rate	$87%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Target risk contribution and
notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Agriculture	27.30%	29.39%
Energy	32.16	18.40
Industrial Metals	26.58	23.47
Precious Metals	13.96	18.58
Total	100.00%	89.84%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Balanced-Risk Commodity Strategy Fund
Class R: BRCRX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Balanced-Risk Commodity Strategy Fund (Class R)	$162	1.59%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to mixed performance for commodities. Precious and base metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 3.38%. For the same time period, the Bloomberg Commodity Index returned -1.18%.
What contributed to performance?
The Fund’s commodity exposure is achieved primarily through futures and swaps and to a lesser extent commodity-linked securities.
Strategic exposure to metals | The Fund’s strategic metals exposure produced gains in aggregate, with exposure to gold, silver and copper contributing the most to performance. Gold prices rose to multiple all-time highs during the period, driven by ongoing geopolitical tensions, central bank demand, and rising fiscal deficits and debt-to-gross domestic product levels. Silver also performed well due to concerns about future supply and its crossover use in industrial applications. Copper was the other notable contributor during the period, benefiting from China's stimulus policy and undersupply concerns due to growing demand from the transition to green energy and AI data centers.
Tactical positioning | The Fund's tactical positioning added to results during the period as well, driven by timely underweight positions in natural gas and select agricultural commodities (e.g., wheat, corn, cotton).
What detracted from performance?
Strategic exposure to agriculture | The Fund's strategic exposure to agricultural commodities detracted from performance in aggregate due to broad-based losses across the sector. Relatively favorable weather and harvests amid tepid demand led to many agricultural commodities trading lower.
Strategic exposure to energy | The Fund's strategic exposure to energy commodities also detracted from absolute performance. Energy commodities broadly declined during the period on negative economic sentiment and signs of weaker demand.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Balanced-Risk Commodity Strategy Fund (Class R)	3.38%)	7.66%)	1.29%)
Bloomberg Commodity Index	(1.18)%	6.96%)	(0.08)%
Bloomberg Global Aggregate Index	9.54%)	(1.64)%	0.23%)
MSCI ACWI Index (Net)	32.79%)	11.08%)	9.06%)
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg Commodity Index to the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate Index to reflect that the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate Index can be considered more broadly representative of the overall applicable securities markets.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$739,376,315%
Total number of portfolio holdings	$46%
Total advisory fees paid	$6,085,431%
Portfolio turnover rate	$87%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Target risk contribution and
notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Agriculture	27.30%	29.39%
Energy	32.16	18.40
Industrial Metals	26.58	23.47
Precious Metals	13.96	18.58
Total	100.00%	89.84%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Balanced-Risk Commodity Strategy Fund
Class Y: BRCYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Balanced-Risk Commodity Strategy Fund (Class Y)	$111	1.09%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to mixed performance for commodities. Precious and base metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 4.00%. For the same time period, the Bloomberg Commodity Index returned -1.18%.
What contributed to performance?
The Fund’s commodity exposure is achieved primarily through futures and swaps and to a lesser extent commodity-linked securities.
Strategic exposure to metals | The Fund’s strategic metals exposure produced gains in aggregate, with exposure to gold, silver and copper contributing the most to performance. Gold prices rose to multiple all-time highs during the period, driven by ongoing geopolitical tensions, central bank demand, and rising fiscal deficits and debt-to-gross domestic product levels. Silver also performed well due to concerns about future supply and its crossover use in industrial applications. Copper was the other notable contributor during the period, benefiting from China's stimulus policy and undersupply concerns due to growing demand from the transition to green energy and AI data centers.
Tactical positioning | The Fund's tactical positioning added to results during the period as well, driven by timely underweight positions in natural gas and select agricultural commodities (e.g., wheat, corn, cotton).
What detracted from performance?
Strategic exposure to agriculture | The Fund's strategic exposure to agricultural commodities detracted from performance in aggregate due to broad-based losses across the sector. Relatively favorable weather and harvests amid tepid demand led to many agricultural commodities trading lower.
Strategic exposure to energy | The Fund's strategic exposure to energy commodities also detracted from absolute performance. Energy commodities broadly declined during the period on negative economic sentiment and signs of weaker demand.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Balanced-Risk Commodity Strategy Fund (Class Y)	4.00%)	8.18%)	1.78%)
Bloomberg Commodity Index	(1.18)%	6.96%)	(0.08)%
Bloomberg Global Aggregate Index	9.54%)	(1.64)%	0.23%)
MSCI ACWI Index (Net)	32.79%)	11.08%)	9.06%)
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg Commodity Index to the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate Index to reflect that the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate Index can be considered more broadly representative of the overall applicable securities markets.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$739,376,315%
Total number of portfolio holdings	$46%
Total advisory fees paid	$6,085,431%
Portfolio turnover rate	$87%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Target risk contribution and
notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Agriculture	27.30%	29.39%
Energy	32.16	18.40
Industrial Metals	26.58	23.47
Precious Metals	13.96	18.58
Total	100.00%	89.84%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Balanced-Risk Commodity Strategy Fund
Class R5: BRCNX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Balanced-Risk Commodity Strategy Fund (Class R5)	$111	1.09%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to mixed performance for commodities. Precious and base metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 3.97%. For the same time period, the Bloomberg Commodity Index returned -1.18%.
What contributed to performance?
The Fund’s commodity exposure is achieved primarily through futures and swaps and to a lesser extent commodity-linked securities.
Strategic exposure to metals | The Fund’s strategic metals exposure produced gains in aggregate, with exposure to gold, silver and copper contributing the most to performance. Gold prices rose to multiple all-time highs during the period, driven by ongoing geopolitical tensions, central bank demand, and rising fiscal deficits and debt-to-gross domestic product levels. Silver also performed well due to concerns about future supply and its crossover use in industrial applications. Copper was the other notable contributor during the period, benefiting from China's stimulus policy and undersupply concerns due to growing demand from the transition to green energy and AI data centers.
Tactical positioning | The Fund's tactical positioning added to results during the period as well, driven by timely underweight positions in natural gas and select agricultural commodities (e.g., wheat, corn, cotton).
What detracted from performance?
Strategic exposure to agriculture | The Fund's strategic exposure to agricultural commodities detracted from performance in aggregate due to broad-based losses across the sector. Relatively favorable weather and harvests amid tepid demand led to many agricultural commodities trading lower.
Strategic exposure to energy | The Fund's strategic exposure to energy commodities also detracted from absolute performance. Energy commodities broadly declined during the period on negative economic sentiment and signs of weaker demand.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Balanced-Risk Commodity Strategy Fund (Class R5)	3.97%)	8.20%)	1.83%)
Bloomberg Commodity Index	(1.18)%	6.96%)	(0.08)%
Bloomberg Global Aggregate Index	9.54%)	(1.64)%	0.23%)
MSCI ACWI Index (Net)	32.79%)	11.08%)	9.06%)
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg Commodity Index to the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate Index to reflect that the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate Index can be considered more broadly representative of the overall applicable securities markets.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$739,376,315%
Total number of portfolio holdings	$46%
Total advisory fees paid	$6,085,431%
Portfolio turnover rate	$87%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Target risk contribution and
notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Agriculture	27.30%	29.39%
Energy	32.16	18.40
Industrial Metals	26.58	23.47
Precious Metals	13.96	18.58
Total	100.00%	89.84%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Balanced-Risk Commodity Strategy Fund
Class R6: IBRFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Balanced-Risk Commodity Strategy Fund (Class R6)	$111	1.09%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to mixed performance for commodities. Precious and base metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 3.82%. For the same time period, the Bloomberg Commodity Index returned -1.18%.
What contributed to performance?
The Fund’s commodity exposure is achieved primarily through futures and swaps and to a lesser extent commodity-linked securities.
Strategic exposure to metals | The Fund’s strategic metals exposure produced gains in aggregate, with exposure to gold, silver and copper contributing the most to performance. Gold prices rose to multiple all-time highs during the period, driven by ongoing geopolitical tensions, central bank demand, and rising fiscal deficits and debt-to-gross domestic product levels. Silver also performed well due to concerns about future supply and its crossover use in industrial applications. Copper was the other notable contributor during the period, benefiting from China's stimulus policy and undersupply concerns due to growing demand from the transition to green energy and AI data centers.
Tactical positioning | The Fund's tactical positioning added to results during the period as well, driven by timely underweight positions in natural gas and select agricultural commodities (e.g., wheat, corn, cotton).
What detracted from performance?
Strategic exposure to agriculture | The Fund's strategic exposure to agricultural commodities detracted from performance in aggregate due to broad-based losses across the sector. Relatively favorable weather and harvests amid tepid demand led to many agricultural commodities trading lower.
Strategic exposure to energy | The Fund's strategic exposure to energy commodities also detracted from absolute performance. Energy commodities broadly declined during the period on negative economic sentiment and signs of weaker demand.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Balanced-Risk Commodity Strategy Fund (Class R6)	3.82%)	8.16%)	1.86%)
Bloomberg Commodity Index	(1.18)%	6.96%)	(0.08)%
Bloomberg Global Aggregate Index	9.54%)	(1.64)%	0.23%)
MSCI ACWI Index (Net)	32.79%)	11.08%)	9.06%)
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the Bloomberg Commodity Index to the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate Index to reflect that the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate Index can be considered more broadly representative of the overall applicable securities markets.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$739,376,315%
Total number of portfolio holdings	$46%
Total advisory fees paid	$6,085,431%
Portfolio turnover rate	$87%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Target risk contribution and
notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Agriculture	27.30%	29.39%
Energy	32.16	18.40
Industrial Metals	26.58	23.47
Precious Metals	13.96	18.58
Total	100.00%	89.84%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Core Bond Fund
Class A: OPIGX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Core Bond Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Bond Fund (Class A)	$72	0.68%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year, the bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals and leading to tightening credit spreads. Additionally, despite continued volatility, treasury yields moved broadly lower supporting absolute returns for fixed income. The Fund benefited from both interest rate sensitivity in a declining yield environment and tightening credit spreads.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 11.71%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 10.55%.
What contributed to performance?
Banking sub-sector | Security selection in the financial institutions sector, particularly in the banking sub-sector, contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities, and enhanced downside protection for bondholders.
Consumer non-cyclical sub-sector | Security selection in the consumer non-cyclical sector, particularly in the healthcare and pharmaceuticals sub-sectors, positively affected relative performance. Increased merger and acquisition activity helped drive performance.
What detracted from performance?
Basic industry sub-sector | A slight underweight and security selection in the basic-industry sub-sector detracted from relative performance. Corporate fundamentals for the sector remain firm.
Technology, media, and telecom sub-sector | A slight underweight to technology, media and telecom corporate bonds detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Bond Fund (Class A) —including sales charge	6.87%	(0.95)%	1.14%
Invesco Core Bond Fund (Class A) —excluding sales charge	11.71%	(0.09)%	1.59%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Bloomberg U.S. Credit Index	13.07%	0.46%)	2.43%
FTSE Broad Investment Grade Bond Index	10.72%	(0.23)%	1.50%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Total Return Bond Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,876,901,877%
Total number of portfolio holdings	$1,248%
Total advisory fees paid	$6,670,043%
Portfolio turnover rate	$565%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
U.S. Treasury Bonds, 4.63%, 05/15/2054	4.84%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 11/01/2054	4.41%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 11/01/2054	3.95%
U.S. Treasury Notes, 3.50%, 09/30/2026	3.83%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 11/01/2054	3.38%
U.S. Treasury Notes, 3.50%, 09/30/2029	2.58%
Uniform Mortgage-Backed Securities, TBA, 2.50%, 11/01/2054	2.54%
Uniform Mortgage-Backed Securities, TBA, 4.50%, 11/01/2054	2.43%
Government National Mortgage Association, TBA, 2.50%, 11/01/2054	2.05%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 11/01/2054	1.94%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Core Bond Fund
Class C: OPBCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Core Bond Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Bond Fund (Class C)	$151	1.43%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year, the bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals and leading to tightening credit spreads. Additionally, despite continued volatility, treasury yields moved broadly lower supporting absolute returns for fixed income. The Fund benefited from both interest rate sensitivity in a declining yield environment and tightening credit spreads.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 10.88%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 10.55%.
What contributed to performance?
Banking sub-sector | Security selection in the financial institutions sector, particularly in the banking sub-sector, contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities, and enhanced downside protection for bondholders.
Consumer non-cyclical sub-sector | Security selection in the consumer non-cyclical sector, particularly in the healthcare and pharmaceuticals sub-sectors, positively affected relative performance. Increased merger and acquisition activity helped drive performance.
What detracted from performance?
Basic industry sub-sector | A slight underweight and security selection in the basic-industry sub-sector detracted from relative performance. Corporate fundamentals for the sector remain firm.
Technology, media, and telecom sub-sector | A slight underweight to technology, media and telecom corporate bonds detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Bond Fund (Class C) —including sales charge	9.88%	(0.82)%	0.93%
Invesco Core Bond Fund (Class C) —excluding sales charge	10.88%	(0.82)%)	0.93%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Bloomberg U.S. Credit Index	13.07%	0.46%)	2.43%
FTSE Broad Investment Grade Bond Index	10.72%	(0.23)%	1.50%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Total Return Bond Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,876,901,877%
Total number of portfolio holdings	$1,248%
Total advisory fees paid	$6,670,043%
Portfolio turnover rate	$565%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
U.S. Treasury Bonds, 4.63%, 05/15/2054	4.84%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 11/01/2054	4.41%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 11/01/2054	3.95%
U.S. Treasury Notes, 3.50%, 09/30/2026	3.83%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 11/01/2054	3.38%
U.S. Treasury Notes, 3.50%, 09/30/2029	2.58%
Uniform Mortgage-Backed Securities, TBA, 2.50%, 11/01/2054	2.54%
Uniform Mortgage-Backed Securities, TBA, 4.50%, 11/01/2054	2.43%
Government National Mortgage Association, TBA, 2.50%, 11/01/2054	2.05%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 11/01/2054	1.94%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Core Bond Fund
Class R: OPBNX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Core Bond Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Bond Fund (Class R)	$98	0.93%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year, the bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals and leading to tightening credit spreads. Additionally, despite continued volatility, treasury yields moved broadly lower supporting absolute returns for fixed income. The Fund benefited from both interest rate sensitivity in a declining yield environment and tightening credit spreads.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 11.44%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 10.55%.
What contributed to performance?
Banking sub-sector | Security selection in the financial institutions sector, particularly in the banking sub-sector, contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities, and enhanced downside protection for bondholders.
Consumer non-cyclical sub-sector | Security selection in the consumer non-cyclical sector, particularly in the healthcare and pharmaceuticals sub-sectors, positively affected relative performance. Increased merger and acquisition activity helped drive performance.
What detracted from performance?
Basic industry sub-sector | A slight underweight and security selection in the basic-industry sub-sector detracted from relative performance. Corporate fundamentals for the sector remain firm.
Technology, media, and telecom sub-sector | A slight underweight to technology, media and telecom corporate bonds detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Bond Fund (Class R)	11.44%	(0.35)%	1.30%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Bloomberg U.S. Credit Index	13.07%	0.46%)	2.43%
FTSE Broad Investment Grade Bond Index	10.72%	(0.23)%	1.50%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Total Return Bond Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,876,901,877%
Total number of portfolio holdings	$1,248%
Total advisory fees paid	$6,670,043%
Portfolio turnover rate	$565%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
U.S. Treasury Bonds, 4.63%, 05/15/2054	4.84%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 11/01/2054	4.41%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 11/01/2054	3.95%
U.S. Treasury Notes, 3.50%, 09/30/2026	3.83%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 11/01/2054	3.38%
U.S. Treasury Notes, 3.50%, 09/30/2029	2.58%
Uniform Mortgage-Backed Securities, TBA, 2.50%, 11/01/2054	2.54%
Uniform Mortgage-Backed Securities, TBA, 4.50%, 11/01/2054	2.43%
Government National Mortgage Association, TBA, 2.50%, 11/01/2054	2.05%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 11/01/2054	1.94%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Core Bond Fund
Class Y: OPBYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Core Bond Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Bond Fund (Class Y)	$46	0.43%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year, the bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals and leading to tightening credit spreads. Additionally, despite continued volatility, treasury yields moved broadly lower supporting absolute returns for fixed income. The Fund benefited from both interest rate sensitivity in a declining yield environment and tightening credit spreads.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 12.03%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 10.55%.
What contributed to performance?
Banking sub-sector | Security selection in the financial institutions sector, particularly in the banking sub-sector, contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities, and enhanced downside protection for bondholders.
Consumer non-cyclical sub-sector | Security selection in the consumer non-cyclical sector, particularly in the healthcare and pharmaceuticals sub-sectors, positively affected relative performance. Increased merger and acquisition activity helped drive performance.
What detracted from performance?
Basic industry sub-sector | A slight underweight and security selection in the basic-industry sub-sector detracted from relative performance. Corporate fundamentals for the sector remain firm.
Technology, media, and telecom sub-sector | A slight underweight to technology, media and telecom corporate bonds detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Bond Fund (Class Y)	12.03%	0.20%)	1.87%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Bloomberg U.S. Credit Index	13.07%	0.46%)	2.43%
FTSE Broad Investment Grade Bond Index	10.72%	(0.23)%	1.50%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Total Return Bond Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,876,901,877%
Total number of portfolio holdings	$1,248%
Total advisory fees paid	$6,670,043%
Portfolio turnover rate	$565%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
U.S. Treasury Bonds, 4.63%, 05/15/2054	4.84%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 11/01/2054	4.41%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 11/01/2054	3.95%
U.S. Treasury Notes, 3.50%, 09/30/2026	3.83%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 11/01/2054	3.38%
U.S. Treasury Notes, 3.50%, 09/30/2029	2.58%
Uniform Mortgage-Backed Securities, TBA, 2.50%, 11/01/2054	2.54%
Uniform Mortgage-Backed Securities, TBA, 4.50%, 11/01/2054	2.43%
Government National Mortgage Association, TBA, 2.50%, 11/01/2054	2.05%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 11/01/2054	1.94%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Core Bond Fund
Class R5: TRTMX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Core Bond Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Bond Fund (Class R5)	$43	0.41%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year, the bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals and leading to tightening credit spreads. Additionally, despite continued volatility, treasury yields moved broadly lower supporting absolute returns for fixed income. The Fund benefited from both interest rate sensitivity in a declining yield environment and tightening credit spreads.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 12.00%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 10.55%.
What contributed to performance?
Banking sub-sector | Security selection in the financial institutions sector, particularly in the banking sub-sector, contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities, and enhanced downside protection for bondholders.
Consumer non-cyclical sub-sector | Security selection in the consumer non-cyclical sector, particularly in the healthcare and pharmaceuticals sub-sectors, positively affected relative performance. Increased merger and acquisition activity helped drive performance.
What detracted from performance?
Basic industry sub-sector | A slight underweight and security selection in the basic-industry sub-sector detracted from relative performance. Corporate fundamentals for the sector remain firm.
Technology, media, and telecom sub-sector | A slight underweight to technology, media and telecom corporate bonds detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Bond Fund (Class R5)	12.00%	0.20%)	1.74%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Bloomberg U.S. Credit Index	13.07%	0.46%)	2.43%
FTSE Broad Investment Grade Bond Index	10.72%	(0.23)%	1.50%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Total Return Bond Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,876,901,877%
Total number of portfolio holdings	$1,248%
Total advisory fees paid	$6,670,043%
Portfolio turnover rate	$565%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
U.S. Treasury Bonds, 4.63%, 05/15/2054	4.84%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 11/01/2054	4.41%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 11/01/2054	3.95%
U.S. Treasury Notes, 3.50%, 09/30/2026	3.83%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 11/01/2054	3.38%
U.S. Treasury Notes, 3.50%, 09/30/2029	2.58%
Uniform Mortgage-Backed Securities, TBA, 2.50%, 11/01/2054	2.54%
Uniform Mortgage-Backed Securities, TBA, 4.50%, 11/01/2054	2.43%
Government National Mortgage Association, TBA, 2.50%, 11/01/2054	2.05%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 11/01/2054	1.94%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Core Bond Fund
Class R6: OPBIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Core Bond Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Bond Fund (Class R6)	$40	0.38%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year, the bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals and leading to tightening credit spreads. Additionally, despite continued volatility, treasury yields moved broadly lower supporting absolute returns for fixed income. The Fund benefited from both interest rate sensitivity in a declining yield environment and tightening credit spreads.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 12.04%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 10.55%.
What contributed to performance?
Banking sub-sector | Security selection in the financial institutions sector, particularly in the banking sub-sector, contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities, and enhanced downside protection for bondholders.
Consumer non-cyclical sub-sector | Security selection in the consumer non-cyclical sector, particularly in the healthcare and pharmaceuticals sub-sectors, positively affected relative performance. Increased merger and acquisition activity helped drive performance.
What detracted from performance?
Basic industry sub-sector | A slight underweight and security selection in the basic-industry sub-sector detracted from relative performance. Corporate fundamentals for the sector remain firm.
Technology, media, and telecom sub-sector | A slight underweight to technology, media and telecom corporate bonds detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Bond Fund (Class R6)	12.04%	0.26%)	1.93%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Bloomberg U.S. Credit Index	13.07%	0.46%)	2.43%
FTSE Broad Investment Grade Bond Index	10.72%	(0.23)%	1.50%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Total Return Bond Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,876,901,877%
Total number of portfolio holdings	$1,248%
Total advisory fees paid	$6,670,043%
Portfolio turnover rate	$565%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
U.S. Treasury Bonds, 4.63%, 05/15/2054	4.84%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 11/01/2054	4.41%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 11/01/2054	3.95%
U.S. Treasury Notes, 3.50%, 09/30/2026	3.83%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 11/01/2054	3.38%
U.S. Treasury Notes, 3.50%, 09/30/2029	2.58%
Uniform Mortgage-Backed Securities, TBA, 2.50%, 11/01/2054	2.54%
Uniform Mortgage-Backed Securities, TBA, 4.50%, 11/01/2054	2.43%
Government National Mortgage Association, TBA, 2.50%, 11/01/2054	2.05%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 11/01/2054	1.94%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Developing Markets Fund
Class A: ODMAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Developing Markets Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Developing Markets Fund (Class A)	$136	1.28%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, emerging market (EM) equities delivered positive performance, up 25.32% for the period, outperforming developed international markets while underperforming global and US equities. Strong EM equity performance, as measured by the MSCI Emerging Markets Index, was driven by returns in Taiwan, India and China. China – EM’s largest economy - delivered a clear tone in September 2024 of its support for economic growth, evidencing a more decisive turn in its policy direction.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 12.89%. For the same time period, the MSCI Emerging Markets Index returned 25.32%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) | One of the world’s leading semiconductor foundries and a key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and artificial intelligence (AI) innovation. We believe TSMC should be well positioned, as they continued migrating to next generation processing nodes led by inventory restocking, strong AI demand and rapid expansion. The company delivered solid results, with sales up 33% year-over-year and increased fiscal year guidance as they indicated that they expect to see faster sales growth, even with flat consumer-electronics demand, based on a number of positive levers.
Grupo Mexico S.A.B. de C.V. | A diversified mining company based in Mexico that boasts a portfolio of unique assets, including the fourth largest copper mine in the world. Globally, Grupo Mexico has the largest proven copper reserves, which could allow them to maintain current production levels for decades without significant exploration effort. The stock rallied in the second half of April on the back of positive copper market fundamentals and higher production guidance.
What detracted from performance?
Yum China Holdings, Inc. | Yum China operates a portfolio of quick serve restaurants in the underpenetrated Chinese market with notable brands such as KFC and Pizza Hut. China macro and consumption recovery have been bumpy resulting in downward pressure on same store sales growth leading to a further pullback in the stock in the second quarter.
Pernod Ricard S.A. | A global leader in wines and spirits selling premium brands in over 160 countries. Pernod’s strong distribution network expansion has helped it to penetrate China and India, two high-potential markets. However, Pernod has not been immune to global macro headwinds in its key markets and, as a result, consensus earnings estimates have come down which put pressure on the stock price, during the reporting period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Developing Markets Fund (Class A) —including sales charge	6.68%	(1.18)%	0.86%
Invesco Developing Markets Fund (Class A) —excluding sales charge	12.89%	(0.06)%	1.43%
MSCI Emerging Markets Index (Net)	25.32%	3.93%)	3.43%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Developing Markets Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$18,628,711,037%
Total number of portfolio holdings	$82%
Total advisory fees paid	$167,279,629%
Portfolio turnover rate	$43%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	12.38%
Tencent Holdings Ltd.	5.39%
H World Group Ltd., ADR	4.86%
Kotak Mahindra Bank Ltd.	4.75%
Fomento Economico Mexicano S.A.B. de C.V., Series CPO	3.29%
Meituan, B Shares	3.23%
Alibaba Group Holding Ltd., ADR	3.13%
Samsung Electronics Co. Ltd.	3.12%
HDFC Bank Ltd.	3.11%
Grupo Mexico S.A.B. de C.V., Class B	2.45%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Developing Markets Fund
Class C: ODVCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Developing Markets Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Developing Markets Fund (Class C)	$215	2.03%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, emerging market (EM) equities delivered positive performance, up 25.32% for the period, outperforming developed international markets while underperforming global and US equities. Strong EM equity performance, as measured by the MSCI Emerging Markets Index, was driven by returns in Taiwan, India and China. China – EM’s largest economy - delivered a clear tone in September 2024 of its support for economic growth, evidencing a more decisive turn in its policy direction.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 12.00%. For the same time period, the MSCI Emerging Markets Index returned 25.32%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) | One of the world’s leading semiconductor foundries and a key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and artificial intelligence (AI) innovation. We believe TSMC should be well positioned, as they continued migrating to next generation processing nodes led by inventory restocking, strong AI demand and rapid expansion. The company delivered solid results, with sales up 33% year-over-year and increased fiscal year guidance as they indicated that they expect to see faster sales growth, even with flat consumer-electronics demand, based on a number of positive levers.
Grupo Mexico S.A.B. de C.V. | A diversified mining company based in Mexico that boasts a portfolio of unique assets, including the fourth largest copper mine in the world. Globally, Grupo Mexico has the largest proven copper reserves, which could allow them to maintain current production levels for decades without significant exploration effort. The stock rallied in the second half of April on the back of positive copper market fundamentals and higher production guidance.
What detracted from performance?
Yum China Holdings, Inc. | Yum China operates a portfolio of quick serve restaurants in the underpenetrated Chinese market with notable brands such as KFC and Pizza Hut. China macro and consumption recovery have been bumpy resulting in downward pressure on same store sales growth leading to a further pullback in the stock in the second quarter.
Pernod Ricard S.A. | A global leader in wines and spirits selling premium brands in over 160 countries. Pernod’s strong distribution network expansion has helped it to penetrate China and India, two high-potential markets. However, Pernod has not been immune to global macro headwinds in its key markets and, as a result, consensus earnings estimates have come down which put pressure on the stock price, during the reporting period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Developing Markets Fund (Class C) —including sales charge	11.00%	(0.81)%	0.82%
Invesco Developing Markets Fund (Class C) —excluding sales charge	12.00%	(0.81)%	0.82%
MSCI Emerging Markets Index (Net)	25.32%	3.93%)	3.43%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Developing Markets Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$18,628,711,037%
Total number of portfolio holdings	$82%
Total advisory fees paid	$167,279,629%
Portfolio turnover rate	$43%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	12.38%
Tencent Holdings Ltd.	5.39%
H World Group Ltd., ADR	4.86%
Kotak Mahindra Bank Ltd.	4.75%
Fomento Economico Mexicano S.A.B. de C.V., Series CPO	3.29%
Meituan, B Shares	3.23%
Alibaba Group Holding Ltd., ADR	3.13%
Samsung Electronics Co. Ltd.	3.12%
HDFC Bank Ltd.	3.11%
Grupo Mexico S.A.B. de C.V., Class B	2.45%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Developing Markets Fund
Class R: ODVNX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Developing Markets Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Developing Markets Fund (Class R)	$163	1.53%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, emerging market (EM) equities delivered positive performance, up 25.32% for the period, outperforming developed international markets while underperforming global and US equities. Strong EM equity performance, as measured by the MSCI Emerging Markets Index, was driven by returns in Taiwan, India and China. China – EM’s largest economy - delivered a clear tone in September 2024 of its support for economic growth, evidencing a more decisive turn in its policy direction.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 12.60%. For the same time period, the MSCI Emerging Markets Index returned 25.32%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) | One of the world’s leading semiconductor foundries and a key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and artificial intelligence (AI) innovation. We believe TSMC should be well positioned, as they continued migrating to next generation processing nodes led by inventory restocking, strong AI demand and rapid expansion. The company delivered solid results, with sales up 33% year-over-year and increased fiscal year guidance as they indicated that they expect to see faster sales growth, even with flat consumer-electronics demand, based on a number of positive levers.
Grupo Mexico S.A.B. de C.V. | A diversified mining company based in Mexico that boasts a portfolio of unique assets, including the fourth largest copper mine in the world. Globally, Grupo Mexico has the largest proven copper reserves, which could allow them to maintain current production levels for decades without significant exploration effort. The stock rallied in the second half of April on the back of positive copper market fundamentals and higher production guidance.
What detracted from performance?
Yum China Holdings, Inc. | Yum China operates a portfolio of quick serve restaurants in the underpenetrated Chinese market with notable brands such as KFC and Pizza Hut. China macro and consumption recovery have been bumpy resulting in downward pressure on same store sales growth leading to a further pullback in the stock in the second quarter.
Pernod Ricard S.A. | A global leader in wines and spirits selling premium brands in over 160 countries. Pernod’s strong distribution network expansion has helped it to penetrate China and India, two high-potential markets. However, Pernod has not been immune to global macro headwinds in its key markets and, as a result, consensus earnings estimates have come down which put pressure on the stock price, during the reporting period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Developing Markets Fund (Class R)	12.60%	(0.31)%	1.17%
MSCI Emerging Markets Index (Net)	25.32%	3.93%)	3.43%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Developing Markets Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$18,628,711,037%
Total number of portfolio holdings	$82%
Total advisory fees paid	$167,279,629%
Portfolio turnover rate	$43%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	12.38%
Tencent Holdings Ltd.	5.39%
H World Group Ltd., ADR	4.86%
Kotak Mahindra Bank Ltd.	4.75%
Fomento Economico Mexicano S.A.B. de C.V., Series CPO	3.29%
Meituan, B Shares	3.23%
Alibaba Group Holding Ltd., ADR	3.13%
Samsung Electronics Co. Ltd.	3.12%
HDFC Bank Ltd.	3.11%
Grupo Mexico S.A.B. de C.V., Class B	2.45%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Developing Markets Fund
Class Y: ODVYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Developing Markets Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Developing Markets Fund (Class Y)	$110	1.03%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, emerging market (EM) equities delivered positive performance, up 25.32% for the period, outperforming developed international markets while underperforming global and US equities. Strong EM equity performance, as measured by the MSCI Emerging Markets Index, was driven by returns in Taiwan, India and China. China – EM’s largest economy - delivered a clear tone in September 2024 of its support for economic growth, evidencing a more decisive turn in its policy direction.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 13.17%. For the same time period, the MSCI Emerging Markets Index returned 25.32%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) | One of the world’s leading semiconductor foundries and a key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and artificial intelligence (AI) innovation. We believe TSMC should be well positioned, as they continued migrating to next generation processing nodes led by inventory restocking, strong AI demand and rapid expansion. The company delivered solid results, with sales up 33% year-over-year and increased fiscal year guidance as they indicated that they expect to see faster sales growth, even with flat consumer-electronics demand, based on a number of positive levers.
Grupo Mexico S.A.B. de C.V. | A diversified mining company based in Mexico that boasts a portfolio of unique assets, including the fourth largest copper mine in the world. Globally, Grupo Mexico has the largest proven copper reserves, which could allow them to maintain current production levels for decades without significant exploration effort. The stock rallied in the second half of April on the back of positive copper market fundamentals and higher production guidance.
What detracted from performance?
Yum China Holdings, Inc. | Yum China operates a portfolio of quick serve restaurants in the underpenetrated Chinese market with notable brands such as KFC and Pizza Hut. China macro and consumption recovery have been bumpy resulting in downward pressure on same store sales growth leading to a further pullback in the stock in the second quarter.
Pernod Ricard S.A. | A global leader in wines and spirits selling premium brands in over 160 countries. Pernod’s strong distribution network expansion has helped it to penetrate China and India, two high-potential markets. However, Pernod has not been immune to global macro headwinds in its key markets and, as a result, consensus earnings estimates have come down which put pressure on the stock price, during the reporting period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Developing Markets Fund (Class Y)	13.17%	0.19%	1.68%
MSCI Emerging Markets Index (Net)	25.32%	3.93%	3.43%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Developing Markets Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$18,628,711,037%
Total number of portfolio holdings	$82%
Total advisory fees paid	$167,279,629%
Portfolio turnover rate	$43%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	12.38%
Tencent Holdings Ltd.	5.39%
H World Group Ltd., ADR	4.86%
Kotak Mahindra Bank Ltd.	4.75%
Fomento Economico Mexicano S.A.B. de C.V., Series CPO	3.29%
Meituan, B Shares	3.23%
Alibaba Group Holding Ltd., ADR	3.13%
Samsung Electronics Co. Ltd.	3.12%
HDFC Bank Ltd.	3.11%
Grupo Mexico S.A.B. de C.V., Class B	2.45%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Developing Markets Fund
Class R5: DVMFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Developing Markets Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Developing Markets Fund (Class R5)	$101	0.95%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, emerging market (EM) equities delivered positive performance, up 25.32% for the period, outperforming developed international markets while underperforming global and US equities. Strong EM equity performance, as measured by the MSCI Emerging Markets Index, was driven by returns in Taiwan, India and China. China – EM’s largest economy - delivered a clear tone in September 2024 of its support for economic growth, evidencing a more decisive turn in its policy direction.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 13.25%. For the same time period, the MSCI Emerging Markets Index returned 25.32%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) | One of the world’s leading semiconductor foundries and a key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and artificial intelligence (AI) innovation. We believe TSMC should be well positioned, as they continued migrating to next generation processing nodes led by inventory restocking, strong AI demand and rapid expansion. The company delivered solid results, with sales up 33% year-over-year and increased fiscal year guidance as they indicated that they expect to see faster sales growth, even with flat consumer-electronics demand, based on a number of positive levers.
Grupo Mexico S.A.B. de C.V. | A diversified mining company based in Mexico that boasts a portfolio of unique assets, including the fourth largest copper mine in the world. Globally, Grupo Mexico has the largest proven copper reserves, which could allow them to maintain current production levels for decades without significant exploration effort. The stock rallied in the second half of April on the back of positive copper market fundamentals and higher production guidance.
What detracted from performance?
Yum China Holdings, Inc. | Yum China operates a portfolio of quick serve restaurants in the underpenetrated Chinese market with notable brands such as KFC and Pizza Hut. China macro and consumption recovery have been bumpy resulting in downward pressure on same store sales growth leading to a further pullback in the stock in the second quarter.
Pernod Ricard S.A. | A global leader in wines and spirits selling premium brands in over 160 countries. Pernod’s strong distribution network expansion has helped it to penetrate China and India, two high-potential markets. However, Pernod has not been immune to global macro headwinds in its key markets and, as a result, consensus earnings estimates have come down which put pressure on the stock price, during the reporting period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Developing Markets Fund (Class R5)	13.25%	0.30%	1.62%
MSCI Emerging Markets Index (Net)	25.32%	3.93%	3.43%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Developing Markets Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$18,628,711,037%
Total number of portfolio holdings	$82%
Total advisory fees paid	$167,279,629%
Portfolio turnover rate	$43%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	12.38%
Tencent Holdings Ltd.	5.39%
H World Group Ltd., ADR	4.86%
Kotak Mahindra Bank Ltd.	4.75%
Fomento Economico Mexicano S.A.B. de C.V., Series CPO	3.29%
Meituan, B Shares	3.23%
Alibaba Group Holding Ltd., ADR	3.13%
Samsung Electronics Co. Ltd.	3.12%
HDFC Bank Ltd.	3.11%
Grupo Mexico S.A.B. de C.V., Class B	2.45%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Developing Markets Fund
Class R6: ODVIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Developing Markets Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Developing Markets Fund (Class R6)	$94	0.88%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, emerging market (EM) equities delivered positive performance, up 25.32% for the period, outperforming developed international markets while underperforming global and US equities. Strong EM equity performance, as measured by the MSCI Emerging Markets Index, was driven by returns in Taiwan, India and China. China – EM’s largest economy - delivered a clear tone in September 2024 of its support for economic growth, evidencing a more decisive turn in its policy direction.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 13.33%. For the same time period, the MSCI Emerging Markets Index returned 25.32%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) | One of the world’s leading semiconductor foundries and a key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and artificial intelligence (AI) innovation. We believe TSMC should be well positioned, as they continued migrating to next generation processing nodes led by inventory restocking, strong AI demand and rapid expansion. The company delivered solid results, with sales up 33% year-over-year and increased fiscal year guidance as they indicated that they expect to see faster sales growth, even with flat consumer-electronics demand, based on a number of positive levers.
Grupo Mexico S.A.B. de C.V. | A diversified mining company based in Mexico that boasts a portfolio of unique assets, including the fourth largest copper mine in the world. Globally, Grupo Mexico has the largest proven copper reserves, which could allow them to maintain current production levels for decades without significant exploration effort. The stock rallied in the second half of April on the back of positive copper market fundamentals and higher production guidance.
What detracted from performance?
Yum China Holdings, Inc. | Yum China operates a portfolio of quick serve restaurants in the underpenetrated Chinese market with notable brands such as KFC and Pizza Hut. China macro and consumption recovery have been bumpy resulting in downward pressure on same store sales growth leading to a further pullback in the stock in the second quarter.
Pernod Ricard S.A. | A global leader in wines and spirits selling premium brands in over 160 countries. Pernod’s strong distribution network expansion has helped it to penetrate China and India, two high-potential markets. However, Pernod has not been immune to global macro headwinds in its key markets and, as a result, consensus earnings estimates have come down which put pressure on the stock price, during the reporting period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Developing Markets Fund (Class R6)	13.33%	0.34%	1.85%
MSCI Emerging Markets Index (Net)	25.32%	3.93%	3.43%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Developing Markets Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$18,628,711,037%
Total number of portfolio holdings	$82%
Total advisory fees paid	$167,279,629%
Portfolio turnover rate	$43%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	12.38%
Tencent Holdings Ltd.	5.39%
H World Group Ltd., ADR	4.86%
Kotak Mahindra Bank Ltd.	4.75%
Fomento Economico Mexicano S.A.B. de C.V., Series CPO	3.29%
Meituan, B Shares	3.23%
Alibaba Group Holding Ltd., ADR	3.13%
Samsung Electronics Co. Ltd.	3.12%
HDFC Bank Ltd.	3.11%
Grupo Mexico S.A.B. de C.V., Class B	2.45%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Discovery Mid Cap Growth Fund
Class A: OEGAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Discovery Mid Cap Growth Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Mid Cap Growth Fund (Class A)	$128	1.06%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, US mid-cap equities benefited from an environment of falling interest rates and stabilizing economic growth. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 40.70%. For the same time period, Russell Midcap® Growth Index returned 38.67%.
What contributed to performance?
Tenet Healthcare Corp. | Tenet Healthcare provides health care services via hospitals and ambulatory care segments. Management reported good quarterly results and raised earnings guidance above expectations.
TransDigm Inc. | TransDigm is a leading subcomponent supplier of highly engineered aircraft parts used on nearly all commercial and military aircraft platforms in service today. The stock outperformed due to a strong earnings report that beat analyst estimates. We exited our position during the fiscal year.
What detracted from performance?
Dexcom, Inc. | Dexcom is a medical device company offering glucose monitoring systems. Management reported disappointing financial results and lowered earnings guidance for the first time in years apparently due to a variety of unforeseen factors. We exited our position during the fiscal year.
Repligen Corp. | Repligen is a bioprocessing-focused life sciences company. Management reported disappointing quarterly financial results where orders for most products were recovering but more slowly than hoped. Similar trends are affecting Repligen's peers. The company also announced their well-regarded CEO will be retiring. We exited our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Mid Cap Growth Fund (Class A) —including sales charge	32.94%	9.29%	10.48%
Invesco Discovery Mid Cap Growth Fund (Class A) —excluding sales charge	40.70%	10.54%	11.11%
Russell Midcap® Growth Index	38.67%	11.46%	11.19%
S&P 500® Index	38.02%	15.27%	13.00%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Discovery Mid Cap Growth Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the Russell Midcap® Growth Index to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$6,173,759,206%
Total number of portfolio holdings	$85%
Total advisory fees paid	$35,424,649%
Portfolio turnover rate	$102%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Ares Management Corp., Class A	2.57%
Trade Desk, Inc. (The), Class A	2.49%
Targa Resources Corp.	2.30%
Hilton Worldwide Holdings, Inc.	2.27%
Tenet Healthcare Corp.	2.21%
Quanta Services, Inc.	2.00%
Encompass Health Corp.	1.98%
Jones Lang LaSalle, Inc.	1.91%
Guidewire Software, Inc.	1.89%
Monolithic Power Systems, Inc.	1.88%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Discovery Mid Cap Growth Fund
Class C: OEGCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Discovery Mid Cap Growth Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Mid Cap Growth Fund (Class C)	$213	1.78%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, US mid-cap equities benefited from an environment of falling interest rates and stabilizing economic growth. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 39.66%. For the same time period, Russell Midcap® Growth Index returned 38.67%.
What contributed to performance?
Tenet Healthcare Corp. | Tenet Healthcare provides health care services via hospitals and ambulatory care segments. Management reported good quarterly results and raised earnings guidance above expectations.
TransDigm Inc. | TransDigm is a leading subcomponent supplier of highly engineered aircraft parts used on nearly all commercial and military aircraft platforms in service today. The stock outperformed due to a strong earnings report that beat analyst estimates. We exited our position during the fiscal year.
What detracted from performance?
Dexcom, Inc. | Dexcom is a medical device company offering glucose monitoring systems. Management reported disappointing financial results and lowered earnings guidance for the first time in years apparently due to a variety of unforeseen factors. We exited our position during the fiscal year.
Repligen Corp. | Repligen is a bioprocessing-focused life sciences company. Management reported disappointing quarterly financial results where orders for most products were recovering but more slowly than hoped. Similar trends are affecting Repligen's peers. The company also announced their well-regarded CEO will be retiring. We exited our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Mid Cap Growth Fund (Class C) —including sales charge	38.66%	9.75%	10.46%
Invesco Discovery Mid Cap Growth Fund (Class C) —excluding sales charge	39.66%	9.75%	10.46%
Russell Midcap® Growth Index	38.67%	11.46%	11.19%
S&P 500® Index	38.02%	15.27%	13.00%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Discovery Mid Cap Growth Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the Russell Midcap® Growth Index to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$6,173,759,206%
Total number of portfolio holdings	$85%
Total advisory fees paid	$35,424,649%
Portfolio turnover rate	$102%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Ares Management Corp., Class A	2.57%
Trade Desk, Inc. (The), Class A	2.49%
Targa Resources Corp.	2.30%
Hilton Worldwide Holdings, Inc.	2.27%
Tenet Healthcare Corp.	2.21%
Quanta Services, Inc.	2.00%
Encompass Health Corp.	1.98%
Jones Lang LaSalle, Inc.	1.91%
Guidewire Software, Inc.	1.89%
Monolithic Power Systems, Inc.	1.88%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Discovery Mid Cap Growth Fund
Class R: OEGNX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Discovery Mid Cap Growth Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Mid Cap Growth Fund (Class R)	$157	1.31%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, US mid-cap equities benefited from an environment of falling interest rates and stabilizing economic growth. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 40.31%. For the same time period, Russell Midcap® Growth Index returned 38.67%.
What contributed to performance?
Tenet Healthcare Corp. | Tenet Healthcare provides health care services via hospitals and ambulatory care segments. Management reported good quarterly results and raised earnings guidance above expectations.
TransDigm Inc. | TransDigm is a leading subcomponent supplier of highly engineered aircraft parts used on nearly all commercial and military aircraft platforms in service today. The stock outperformed due to a strong earnings report that beat analyst estimates. We exited our position during the fiscal year.
What detracted from performance?
Dexcom, Inc. | Dexcom is a medical device company offering glucose monitoring systems. Management reported disappointing financial results and lowered earnings guidance for the first time in years apparently due to a variety of unforeseen factors. We exited our position during the fiscal year.
Repligen Corp. | Repligen is a bioprocessing-focused life sciences company. Management reported disappointing quarterly financial results where orders for most products were recovering but more slowly than hoped. Similar trends are affecting Repligen's peers. The company also announced their well-regarded CEO will be retiring. We exited our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Mid Cap Growth Fund (Class R)	40.31%	10.27%	10.83%
Russell Midcap® Growth Index	38.67%	11.46%	11.19%
S&P 500® Index	38.02%	15.27%	13.00%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Discovery Mid Cap Growth Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the Russell Midcap® Growth Index to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$6,173,759,206%
Total number of portfolio holdings	$85%
Total advisory fees paid	$35,424,649%
Portfolio turnover rate	$102%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Ares Management Corp., Class A	2.57%
Trade Desk, Inc. (The), Class A	2.49%
Targa Resources Corp.	2.30%
Hilton Worldwide Holdings, Inc.	2.27%
Tenet Healthcare Corp.	2.21%
Quanta Services, Inc.	2.00%
Encompass Health Corp.	1.98%
Jones Lang LaSalle, Inc.	1.91%
Guidewire Software, Inc.	1.89%
Monolithic Power Systems, Inc.	1.88%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Discovery Mid Cap Growth Fund
Class Y: OEGYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Discovery Mid Cap Growth Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Mid Cap Growth Fund (Class Y)	$98	0.81%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, US mid-cap equities benefited from an environment of falling interest rates and stabilizing economic growth. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 41.02%. For the same time period, Russell Midcap® Growth Index returned 38.67%.
What contributed to performance?
Tenet Healthcare Corp. | Tenet Healthcare provides health care services via hospitals and ambulatory care segments. Management reported good quarterly results and raised earnings guidance above expectations.
TransDigm Inc. | TransDigm is a leading subcomponent supplier of highly engineered aircraft parts used on nearly all commercial and military aircraft platforms in service today. The stock outperformed due to a strong earnings report that beat analyst estimates. We exited our position during the fiscal year.
What detracted from performance?
Dexcom, Inc. | Dexcom is a medical device company offering glucose monitoring systems. Management reported disappointing financial results and lowered earnings guidance for the first time in years apparently due to a variety of unforeseen factors. We exited our position during the fiscal year.
Repligen Corp. | Repligen is a bioprocessing-focused life sciences company. Management reported disappointing quarterly financial results where orders for most products were recovering but more slowly than hoped. Similar trends are affecting Repligen's peers. The company also announced their well-regarded CEO will be retiring. We exited our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Mid Cap Growth Fund (Class Y)	41.02%	10.82%	11.38%
Russell Midcap® Growth Index	38.67%	11.46%	11.19%
S&P 500® Index	38.02%	15.27%	13.00%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Discovery Mid Cap Growth Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the Russell Midcap® Growth Index to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$6,173,759,206%
Total number of portfolio holdings	$85%
Total advisory fees paid	$35,424,649%
Portfolio turnover rate	$102%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Ares Management Corp., Class A	2.57%
Trade Desk, Inc. (The), Class A	2.49%
Targa Resources Corp.	2.30%
Hilton Worldwide Holdings, Inc.	2.27%
Tenet Healthcare Corp.	2.21%
Quanta Services, Inc.	2.00%
Encompass Health Corp.	1.98%
Jones Lang LaSalle, Inc.	1.91%
Guidewire Software, Inc.	1.89%
Monolithic Power Systems, Inc.	1.88%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Discovery Mid Cap Growth Fund
Class R5: DMCFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Discovery Mid Cap Growth Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Mid Cap Growth Fund (Class R5)	$90	0.75%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, US mid-cap equities benefited from an environment of falling interest rates and stabilizing economic growth. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 41.10%. For the same time period, Russell Midcap® Growth Index returned 38.67%.
What contributed to performance?
Tenet Healthcare Corp. | Tenet Healthcare provides health care services via hospitals and ambulatory care segments. Management reported good quarterly results and raised earnings guidance above expectations.
TransDigm Inc. | TransDigm is a leading subcomponent supplier of highly engineered aircraft parts used on nearly all commercial and military aircraft platforms in service today. The stock outperformed due to a strong earnings report that beat analyst estimates. We exited our position during the fiscal year.
What detracted from performance?
Dexcom, Inc. | Dexcom is a medical device company offering glucose monitoring systems. Management reported disappointing financial results and lowered earnings guidance for the first time in years apparently due to a variety of unforeseen factors. We exited our position during the fiscal year.
Repligen Corp. | Repligen is a bioprocessing-focused life sciences company. Management reported disappointing quarterly financial results where orders for most products were recovering but more slowly than hoped. Similar trends are affecting Repligen's peers. The company also announced their well-regarded CEO will be retiring. We exited our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Mid Cap Growth Fund (Class R5)	41.10%	10.90%	11.30%
Russell Midcap® Growth Index	38.67%	11.46%	11.19%
S&P 500® Index	38.02%	15.27%	13.00%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Discovery Mid Cap Growth Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the Russell Midcap® Growth Index to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$6,173,759,206%
Total number of portfolio holdings	$85%
Total advisory fees paid	$35,424,649%
Portfolio turnover rate	$102%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Ares Management Corp., Class A	2.57%
Trade Desk, Inc. (The), Class A	2.49%
Targa Resources Corp.	2.30%
Hilton Worldwide Holdings, Inc.	2.27%
Tenet Healthcare Corp.	2.21%
Quanta Services, Inc.	2.00%
Encompass Health Corp.	1.98%
Jones Lang LaSalle, Inc.	1.91%
Guidewire Software, Inc.	1.89%
Monolithic Power Systems, Inc.	1.88%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Discovery Mid Cap Growth Fund
Class R6: OEGIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Discovery Mid Cap Growth Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Mid Cap Growth Fund (Class R6)	$82	0.68%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, US mid-cap equities benefited from an environment of falling interest rates and stabilizing economic growth. These results were partially offset by weaker stock selection within the information technology sector.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 41.20%. For the same time period, Russell Midcap® Growth Index returned 38.67%.
What contributed to performance?
Tenet Healthcare Corp. | Tenet Healthcare provides health care services via hospitals and ambulatory care segments. Management reported good quarterly results and raised earnings guidance above expectations.
TransDigm Inc. | TransDigm is a leading subcomponent supplier of highly engineered aircraft parts used on nearly all commercial and military aircraft platforms in service today. The stock outperformed due to a strong earnings report that beat analyst estimates. We exited our position during the fiscal year.
What detracted from performance?
Dexcom, Inc. | Dexcom is a medical device company offering glucose monitoring systems. Management reported disappointing financial results and lowered earnings guidance for the first time in years apparently due to a variety of unforeseen factors. We exited our position during the fiscal year.
Repligen Corp. | Repligen is a bioprocessing-focused life sciences company. Management reported disappointing quarterly financial results where orders for most products were recovering but more slowly than hoped. Similar trends are affecting Repligen's peers. The company also announced their well-regarded CEO will be retiring. We exited our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Mid Cap Growth Fund (Class R6)	41.20%	10.97%	11.56%
Russell Midcap® Growth Index	38.67%	11.46%	11.19%
S&P 500® Index	38.02%	15.27%	13.00%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Discovery Mid Cap Growth Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the Russell Midcap® Growth Index to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$6,173,759,206%
Total number of portfolio holdings	$85%
Total advisory fees paid	$35,424,649%
Portfolio turnover rate	$102%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Ares Management Corp., Class A	2.57%
Trade Desk, Inc. (The), Class A	2.49%
Targa Resources Corp.	2.30%
Hilton Worldwide Holdings, Inc.	2.27%
Tenet Healthcare Corp.	2.21%
Quanta Services, Inc.	2.00%
Encompass Health Corp.	1.98%
Jones Lang LaSalle, Inc.	1.91%
Guidewire Software, Inc.	1.89%
Monolithic Power Systems, Inc.	1.88%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Emerging Markets Local Debt Fund
Class A: OEMAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Emerging Markets Local Debt Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Emerging Markets Local Debt Fund (Class A)	$125	1.21%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, local emerging market bonds broadly benefited from resilient economic growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 6.64%. For the same time period, JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index returned 8.76%.
What contributed to performance?
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and Chilean peso.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in Colombia and South Africa.
What detracted from performance?
Foreign Currency Exposure | The top detractors to relative return were positioning in the Colombian peso and Chinese yuan renminbi.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in the Czech Republic and Brazil.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Emerging Markets Local Debt Fund (Class A) —including sales charge	2.15%	(1.71)%	0.15%)
Invesco Emerging Markets Local Debt Fund (Class A) —excluding sales charge	6.64%	(0.85)%	0.58%)
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index	8.76%	(0.92)%	(0.06)%
Bloomberg Global Aggregate ex-U.S. Index	8.65%	(2.87)%	(0.85)%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Emerging Markets Local Debt Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$88,836,693%
Total number of portfolio holdings	$342%
Total advisory fees paid	$358,328%
Portfolio turnover rate	$99%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Colombian TES, Series B, 6.00%, 04/28/2028	4.53%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	4.29%
Turkiye Government Bond, 36.00%, 08/12/2026	4.19%
Peru Government Bond, 6.15%, 08/12/2032	4.08%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	3.69%
Mexican Bonos, Series M, 8.50%, 03/01/2029	3.63%
Republic of Poland Government Bond, Series 432, 1.75%, 04/25/2032	3.41%
Malaysia Government Bond, Series 219, 3.89%, 08/15/2029	3.11%
Republic of South Africa Government Bond, Series R-213, 7.00%, 02/28/2031	3.08%
Indonesia Treasury Bond, Series FR96, 7.00%, 02/15/2033	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Emerging Markets Local Debt Fund
Class C: OEMCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Emerging Markets Local Debt Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Emerging Markets Local Debt Fund (Class C)	$203	1.97%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, local emerging market bonds broadly benefited from resilient economic growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 5.84%. For the same time period, JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index returned 8.76%.
What contributed to performance?
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and Chilean peso.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in Colombia and South Africa.
What detracted from performance?
Foreign Currency Exposure | The top detractors to relative return were positioning in the Colombian peso and Chinese yuan renminbi.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in the Czech Republic and Brazil.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Emerging Markets Local Debt Fund (Class C) —including sales charge	4.84%	(1.64)%	(0.07)%
Invesco Emerging Markets Local Debt Fund (Class C) —excluding sales charge	5.84%	(1.64)%	(0.07)%
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index	8.76%	(0.92)%	(0.06)%
Bloomberg Global Aggregate ex-U.S. Index	8.65%	(2.87)%	(0.85)%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Emerging Markets Local Debt Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$88,836,693%
Total number of portfolio holdings	$342%
Total advisory fees paid	$358,328%
Portfolio turnover rate	$99%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Colombian TES, Series B, 6.00%, 04/28/2028	4.53%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	4.29%
Turkiye Government Bond, 36.00%, 08/12/2026	4.19%
Peru Government Bond, 6.15%, 08/12/2032	4.08%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	3.69%
Mexican Bonos, Series M, 8.50%, 03/01/2029	3.63%
Republic of Poland Government Bond, Series 432, 1.75%, 04/25/2032	3.41%
Malaysia Government Bond, Series 219, 3.89%, 08/15/2029	3.11%
Republic of South Africa Government Bond, Series R-213, 7.00%, 02/28/2031	3.08%
Indonesia Treasury Bond, Series FR96, 7.00%, 02/15/2033	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Emerging Markets Local Debt Fund
Class R: OEMNX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Emerging Markets Local Debt Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Emerging Markets Local Debt Fund (Class R)	$152	1.47%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, local emerging market bonds broadly benefited from resilient economic growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class R shares of the Fund returned 6.36%. For the same time period, JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index returned 8.76%.
What contributed to performance?
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and Chilean peso.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in Colombia and South Africa.
What detracted from performance?
Foreign Currency Exposure | The top detractors to relative return were positioning in the Colombian peso and Chinese yuan renminbi.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in the Czech Republic and Brazil.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Emerging Markets Local Debt Fund (Class R)	6.36%	(1.14)%	0.29%)
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index	8.76%	(0.92)%	(0.06)%
Bloomberg Global Aggregate ex-U.S. Index	8.65%	(2.87)%	(0.85)%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Emerging Markets Local Debt Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$88,836,693%
Total number of portfolio holdings	$342%
Total advisory fees paid	$358,328%
Portfolio turnover rate	$99%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Colombian TES, Series B, 6.00%, 04/28/2028	4.53%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	4.29%
Turkiye Government Bond, 36.00%, 08/12/2026	4.19%
Peru Government Bond, 6.15%, 08/12/2032	4.08%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	3.69%
Mexican Bonos, Series M, 8.50%, 03/01/2029	3.63%
Republic of Poland Government Bond, Series 432, 1.75%, 04/25/2032	3.41%
Malaysia Government Bond, Series 219, 3.89%, 08/15/2029	3.11%
Republic of South Africa Government Bond, Series R-213, 7.00%, 02/28/2031	3.08%
Indonesia Treasury Bond, Series FR96, 7.00%, 02/15/2033	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Emerging Markets Local Debt Fund
Class Y: OEMYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Emerging Markets Local Debt Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Emerging Markets Local Debt Fund (Class Y)	$100	0.97%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, local emerging market bonds broadly benefited from resilient economic growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class Y shares of the Fund returned 6.70%. For the same time period, JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index returned 8.76%.
What contributed to performance?
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and Chilean peso.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in Colombia and South Africa.
What detracted from performance?
Foreign Currency Exposure | The top detractors to relative return were positioning in the Colombian peso and Chinese yuan renminbi.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in the Czech Republic and Brazil.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Emerging Markets Local Debt Fund (Class Y)	6.70%	(0.62)%	0.83%)
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index	8.76%	(0.92)%	(0.06)%
Bloomberg Global Aggregate ex-U.S. Index	8.65%	(2.87)%	(0.85)%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Emerging Markets Local Debt Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$88,836,693%
Total number of portfolio holdings	$342%
Total advisory fees paid	$358,328%
Portfolio turnover rate	$99%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Colombian TES, Series B, 6.00%, 04/28/2028	4.53%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	4.29%
Turkiye Government Bond, 36.00%, 08/12/2026	4.19%
Peru Government Bond, 6.15%, 08/12/2032	4.08%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	3.69%
Mexican Bonos, Series M, 8.50%, 03/01/2029	3.63%
Republic of Poland Government Bond, Series 432, 1.75%, 04/25/2032	3.41%
Malaysia Government Bond, Series 219, 3.89%, 08/15/2029	3.11%
Republic of South Africa Government Bond, Series R-213, 7.00%, 02/28/2031	3.08%
Indonesia Treasury Bond, Series FR96, 7.00%, 02/15/2033	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Emerging Markets Local Debt Fund
Class R5: EMLDX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Emerging Markets Local Debt Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Emerging Markets Local Debt Fund (Class R5)	$100	0.97%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, local emerging market bonds broadly benefited from resilient economic growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class R5 shares of the Fund returned 6.70%. For the same time period, JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index returned 8.76%.
What contributed to performance?
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and Chilean peso.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in Colombia and South Africa.
What detracted from performance?
Foreign Currency Exposure | The top detractors to relative return were positioning in the Colombian peso and Chinese yuan renminbi.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in the Czech Republic and Brazil.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Emerging Markets Local Debt Fund (Class R5)	6.70%	(0.56)%	0.74%)
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index	8.76%	(0.92)%	(0.06)%
Bloomberg Global Aggregate ex-U.S. Index	8.65%	(2.87)%	(0.85)%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Emerging Markets Local Debt Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$88,836,693%
Total number of portfolio holdings	$342%
Total advisory fees paid	$358,328%
Portfolio turnover rate	$99%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Colombian TES, Series B, 6.00%, 04/28/2028	4.53%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	4.29%
Turkiye Government Bond, 36.00%, 08/12/2026	4.19%
Peru Government Bond, 6.15%, 08/12/2032	4.08%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	3.69%
Mexican Bonos, Series M, 8.50%, 03/01/2029	3.63%
Republic of Poland Government Bond, Series 432, 1.75%, 04/25/2032	3.41%
Malaysia Government Bond, Series 219, 3.89%, 08/15/2029	3.11%
Republic of South Africa Government Bond, Series R-213, 7.00%, 02/28/2031	3.08%
Indonesia Treasury Bond, Series FR96, 7.00%, 02/15/2033	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Emerging Markets Local Debt Fund
Class R6: OEMIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Emerging Markets Local Debt Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Emerging Markets Local Debt Fund (Class R6)	$100	0.97%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, local emerging market bonds broadly benefited from resilient economic growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class R6 shares of the Fund returned 6.90%. For the same time period, JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index returned 8.76%.
What contributed to performance?
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and Chilean peso.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in Colombia and South Africa.
What detracted from performance?
Foreign Currency Exposure | The top detractors to relative return were positioning in the Colombian peso and Chinese yuan renminbi.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in the Czech Republic and Brazil.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Emerging Markets Local Debt Fund (Class R6)	6.90%	(0.52)%	0.92%)
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index	8.76%	(0.92)%	(0.06)%
Bloomberg Global Aggregate ex-U.S. Index	8.65%	(2.87)%	(0.85)%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Emerging Markets Local Debt Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$88,836,693%
Total number of portfolio holdings	$342%
Total advisory fees paid	$358,328%
Portfolio turnover rate	$99%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Colombian TES, Series B, 6.00%, 04/28/2028	4.53%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	4.29%
Turkiye Government Bond, 36.00%, 08/12/2026	4.19%
Peru Government Bond, 6.15%, 08/12/2032	4.08%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	3.69%
Mexican Bonos, Series M, 8.50%, 03/01/2029	3.63%
Republic of Poland Government Bond, Series 432, 1.75%, 04/25/2032	3.41%
Malaysia Government Bond, Series 219, 3.89%, 08/15/2029	3.11%
Republic of South Africa Government Bond, Series R-213, 7.00%, 02/28/2031	3.08%
Indonesia Treasury Bond, Series FR96, 7.00%, 02/15/2033	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV Emerging Markets All Cap Fund
Class A: GTDDX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV Emerging Markets All Cap Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV Emerging Markets All Cap Fund (Class A)	$148	1.40%
How Did The Fund Perform During The Period?
• Emerging market (EM) equities performed very well during the fiscal year ended October 31, 2024. EM outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class. In contrast, Mexican equities declined for the fiscal year driven by negative sentiment regarding post-election reforms and a sharp decline in the Mexican peso.
• In this environment, Class A shares of the Fund, excluding sales charge, returned 11.95% for the fiscal year ended October 31, 2024, lagging the MSCI Emerging Markets Index return of 25.32% for the period. The Fund's underperformance for the fiscal year was primarily driven by stock selection in consumer staples, financials, China, Mexico and Brazil and overweights in consumer staples, Mexico and Brazil.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong, and TSMC continued to benefit from increased AI demand and a better pricing outlook.
MakeMyTrip Ltd. | An India-based online travel booking services company with what we believe is a strong management team and sustainable advantages. India’s travel industry is still in the nascent stage of development with potential multi-decade growth opportunities ahead. The stock benefited from increased bookings, as travel in India has recovered beyond pre-pandemic levels.
Fuyao Glass Industry Group Co. Ltd. | A global producer of auto glass and is a dominant player in China. Fuyao benefited from the continued shift towards electric vehicles which require more advanced and higher automotive service products.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengiu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption has remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We trimmed the Fund's position during the fiscal year.
China Resources Beer (Holdings) Co. Ltd. | A large beer producer in China that has been impacted by weak sentiment amid macro softness.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV Emerging Markets All Cap Fund (Class A) —including sales charge	5.80%	0.10%	1.63%
Invesco EQV Emerging Markets All Cap Fund (Class A) —excluding sales charge	11.95%	1.24%	2.20%
MSCI Emerging Markets Index (Net)	25.32%	3.93%	3.43%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,476,098,416%
Total number of portfolio holdings	$58%
Total advisory fees paid	$13,614,299%
Portfolio turnover rate	$20%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	8.43%
HDFC Bank Ltd., ADR	4.03%
Tencent Holdings Ltd.	3.89%
Richter Gedeon Nyrt	3.86%
Samsung Electronics Co. Ltd.	3.13%
Emaar Properties PJSC	3.03%
SBI Life Insurance Co. Ltd.	3.02%
MediaTek, Inc.	3.02%
PT Bank Central Asia Tbk	3.00%
Tongcheng Travel Holdings Ltd.	2.99%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV Emerging Markets All Cap Fund
Class C: GTDCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV Emerging Markets All Cap Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV Emerging Markets All Cap Fund (Class C)	$227	2.15%
How Did The Fund Perform During The Period?
• Emerging market (EM) equities performed very well during the fiscal year ended October 31, 2024. EM outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class. In contrast, Mexican equities declined for the fiscal year driven by negative sentiment regarding post-election reforms and a sharp decline in the Mexican peso.
• In this environment, Class C shares of the Fund, excluding sales charge, returned 11.08% for the fiscal year ended October 31, 2024, lagging the MSCI Emerging Markets Index return of 25.32% for the period. The Fund's underperformance for the fiscal year was primarily driven by stock selection in consumer staples, financials, China, Mexico and Brazil and overweights in consumer staples, Mexico and Brazil.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong, and TSMC continued to benefit from increased AI demand and a better pricing outlook.
MakeMyTrip Ltd. | An India-based online travel booking services company with what we believe is a strong management team and sustainable advantages. India’s travel industry is still in the nascent stage of development with potential multi-decade growth opportunities ahead. The stock benefited from increased bookings, as travel in India has recovered beyond pre-pandemic levels.
Fuyao Glass Industry Group Co. Ltd. | A global producer of auto glass and is a dominant player in China. Fuyao benefited from the continued shift towards electric vehicles which require more advanced and higher automotive service products.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengiu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption has remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We trimmed the Fund's position during the fiscal year.
China Resources Beer (Holdings) Co. Ltd. | A large beer producer in China that has been impacted by weak sentiment amid macro softness.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV Emerging Markets All Cap Fund (Class C) —including sales charge	10.08%	0.48%	1.60%
Invesco EQV Emerging Markets All Cap Fund (Class C) —excluding sales charge	11.08%	0.48%	1.60%
MSCI Emerging Markets Index (Net)	25.32%	3.93%	3.43%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,476,098,416%
Total number of portfolio holdings	$58%
Total advisory fees paid	$13,614,299%
Portfolio turnover rate	$20%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	8.43%
HDFC Bank Ltd., ADR	4.03%
Tencent Holdings Ltd.	3.89%
Richter Gedeon Nyrt	3.86%
Samsung Electronics Co. Ltd.	3.13%
Emaar Properties PJSC	3.03%
SBI Life Insurance Co. Ltd.	3.02%
MediaTek, Inc.	3.02%
PT Bank Central Asia Tbk	3.00%
Tongcheng Travel Holdings Ltd.	2.99%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV Emerging Markets All Cap Fund
Class Y: GTDYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV Emerging Markets All Cap Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV Emerging Markets All Cap Fund (Class Y)	$122	1.15%
How Did The Fund Perform During The Period?
• Emerging market (EM) equities performed very well during the fiscal year ended October 31, 2024. EM outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class. In contrast, Mexican equities declined for the fiscal year driven by negative sentiment regarding post-election reforms and a sharp decline in the Mexican peso.
• In this environment, Class Y shares of the Fund returned 12.20% for the fiscal year ended October 31, 2024, lagging the MSCI Emerging Markets Index return of 25.32% for the period. The Fund's underperformance for the fiscal year was primarily driven by stock selection in consumer staples, financials, China, Mexico and Brazil and overweights in consumer staples, Mexico and Brazil.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong, and TSMC continued to benefit from increased AI demand and a better pricing outlook.
MakeMyTrip Ltd. | An India-based online travel booking services company with what we believe is a strong management team and sustainable advantages. India’s travel industry is still in the nascent stage of development with potential multi-decade growth opportunities ahead. The stock benefited from increased bookings, as travel in India has recovered beyond pre-pandemic levels.
Fuyao Glass Industry Group Co. Ltd. | A global producer of auto glass and is a dominant player in China. Fuyao benefited from the continued shift towards electric vehicles which require more advanced and higher automotive service products.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengiu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption has remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We trimmed the Fund's position during the fiscal year.
China Resources Beer (Holdings) Co. Ltd. | A large beer producer in China that has been impacted by weak sentiment amid macro softness.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV Emerging Markets All Cap Fund (Class Y)	12.20%	1.49%	2.46%
MSCI Emerging Markets Index (Net)	25.32%	3.93%	3.43%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,476,098,416%
Total number of portfolio holdings	$58%
Total advisory fees paid	$13,614,299%
Portfolio turnover rate	$20%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	8.43%
HDFC Bank Ltd., ADR	4.03%
Tencent Holdings Ltd.	3.89%
Richter Gedeon Nyrt	3.86%
Samsung Electronics Co. Ltd.	3.13%
Emaar Properties PJSC	3.03%
SBI Life Insurance Co. Ltd.	3.02%
MediaTek, Inc.	3.02%
PT Bank Central Asia Tbk	3.00%
Tongcheng Travel Holdings Ltd.	2.99%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV Emerging Markets All Cap Fund
Class R5: GTDIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV Emerging Markets All Cap Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV Emerging Markets All Cap Fund (Class R5)	$116	1.09%
How Did The Fund Perform During The Period?
• Emerging market (EM) equities performed very well during the fiscal year ended October 31, 2024. EM outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class. In contrast, Mexican equities declined for the fiscal year driven by negative sentiment regarding post-election reforms and a sharp decline in the Mexican peso.
• In this environment, Class R5 shares of the Fund returned 12.28% for the fiscal year ended October 31, 2024, lagging the MSCI Emerging Markets Index return of 25.32% for the period. The Fund's underperformance for the fiscal year was primarily driven by stock selection in consumer staples, financials, China, Mexico and Brazil and overweights in consumer staples, Mexico and Brazil.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong, and TSMC continued to benefit from increased AI demand and a better pricing outlook.
MakeMyTrip Ltd. | An India-based online travel booking services company with what we believe is a strong management team and sustainable advantages. India’s travel industry is still in the nascent stage of development with potential multi-decade growth opportunities ahead. The stock benefited from increased bookings, as travel in India has recovered beyond pre-pandemic levels.
Fuyao Glass Industry Group Co. Ltd. | A global producer of auto glass and is a dominant player in China. Fuyao benefited from the continued shift towards electric vehicles which require more advanced and higher automotive service products.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengiu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption has remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We trimmed the Fund's position during the fiscal year.
China Resources Beer (Holdings) Co. Ltd. | A large beer producer in China that has been impacted by weak sentiment amid macro softness.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV Emerging Markets All Cap Fund (Class R5)	12.28%	1.55%	2.55%
MSCI Emerging Markets Index (Net)	25.32%	3.93%	3.43%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,476,098,416%
Total number of portfolio holdings	$58%
Total advisory fees paid	$13,614,299%
Portfolio turnover rate	$20%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	8.43%
HDFC Bank Ltd., ADR	4.03%
Tencent Holdings Ltd.	3.89%
Richter Gedeon Nyrt	3.86%
Samsung Electronics Co. Ltd.	3.13%
Emaar Properties PJSC	3.03%
SBI Life Insurance Co. Ltd.	3.02%
MediaTek, Inc.	3.02%
PT Bank Central Asia Tbk	3.00%
Tongcheng Travel Holdings Ltd.	2.99%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV Emerging Markets All Cap Fund
Class R6: GTDFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV Emerging Markets All Cap Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV Emerging Markets All Cap Fund (Class R6)	$108	1.02%
How Did The Fund Perform During The Period?
• Emerging market (EM) equities performed very well during the fiscal year ended October 31, 2024. EM outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class. In contrast, Mexican equities declined for the fiscal year driven by negative sentiment regarding post-election reforms and a sharp decline in the Mexican peso.
• In this environment, Class R6 shares of the Fund returned 12.34% for the fiscal year ended October 31, 2024, lagging the MSCI Emerging Markets Index return of 25.32% for the period. The Fund's underperformance for the fiscal year was primarily driven by stock selection in consumer staples, financials, China, Mexico and Brazil and overweights in consumer staples, Mexico and Brazil.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong, and TSMC continued to benefit from increased AI demand and a better pricing outlook.
MakeMyTrip Ltd. | An India-based online travel booking services company with what we believe is a strong management team and sustainable advantages. India’s travel industry is still in the nascent stage of development with potential multi-decade growth opportunities ahead. The stock benefited from increased bookings, as travel in India has recovered beyond pre-pandemic levels.
Fuyao Glass Industry Group Co. Ltd. | A global producer of auto glass and is a dominant player in China. Fuyao benefited from the continued shift towards electric vehicles which require more advanced and higher automotive service products.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengiu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption has remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We trimmed the Fund's position during the fiscal year.
China Resources Beer (Holdings) Co. Ltd. | A large beer producer in China that has been impacted by weak sentiment amid macro softness.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV Emerging Markets All Cap Fund (Class R6)	12.34%	1.62%	2.61%
MSCI Emerging Markets Index (Net)	25.32%	3.93%	3.43%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,476,098,416%
Total number of portfolio holdings	$58%
Total advisory fees paid	$13,614,299%
Portfolio turnover rate	$20%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	8.43%
HDFC Bank Ltd., ADR	4.03%
Tencent Holdings Ltd.	3.89%
Richter Gedeon Nyrt	3.86%
Samsung Electronics Co. Ltd.	3.13%
Emaar Properties PJSC	3.03%
SBI Life Insurance Co. Ltd.	3.02%
MediaTek, Inc.	3.02%
PT Bank Central Asia Tbk	3.00%
Tongcheng Travel Holdings Ltd.	2.99%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Fundamental Alternatives Fund
Class A: QVOPX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Fundamental Alternatives Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Fundamental Alternatives Fund (Class A)	$140	1.35%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 7.49%. For the same time period, HFRX Global Hedge Fund Index returned 7.03%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co., Ltd. ADR | This semiconductor company is highly ranked in our multi-factor investment model with attractive scores in our Momentum and Quality factors, which contributed positively to the Fund's performance. While the stock has a less attractive Value score, this factor still managed to be additive for the period. This company is not included in the S&P 500 benchmark; however, the Fund's position benefited as the stock soared over 120% during the fiscal year.
Goldman Sachs Group, Inc. | Goldman Sachs is ranked attractively in our model based on our Momentum and Value factors and investors were rewarded accordingly. The Fund holds this company at a large overweight, which added to returns as the stock rose by 75% during the reporting period.
What detracted from performance?
Macro | The Fund's macro sleeve detracted from performance due to losses in government bonds, commodities and currencies. All bond positions declined, led by German, Canadian and US government bonds. Currency exposures detracted as the USD rose during the period. Our commodities exposure, achieved through swaps, declined in aggregate due to losses in energy and metals.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Fundamental Alternatives Fund (Class A) —including sales charge	1.61%	0.40%)	0.86%
Invesco Fundamental Alternatives Fund (Class A) —excluding sales charge	7.49%	1.54%)	1.43%
HFRX Global Hedge Fund Index	7.03%	3.10%)	1.87%
MSCI ACWI Index (Net)	32.79%	11.08%)	9.06%
Bloomberg Global Aggregate Index	9.54%	(1.64)%	0.23%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Fundamental Alternatives Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the HFRX Global Hedge Fund Index to the Bloomberg Global Aggregate Index and the MSCI ACWI Index (Net) to reflect that the Bloomberg Global Aggregate Index and the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$303,516,732%
Total number of portfolio holdings	$500%
Total advisory fees paid	$2,586,187%
Portfolio turnover rate	$47%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective on or about February 28, 2025, the name of the Fund and all references thereto will change from Invesco Fundamental Alternatives Fund to Invesco Multi-Strategy Fund. In addition, the principal investment strategy of the Fund will be updated to reflect investing in affiliated and unaffiliated exchange-traded funds ("ETFs"), consistent with the Fund's current investment objective.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Fundamental Alternatives Fund
Class C: QOPCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Fundamental Alternatives Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Fundamental Alternatives Fund (Class C)	$217	2.10%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 6.74%. For the same time period, HFRX Global Hedge Fund Index returned 7.03%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co., Ltd. ADR | This semiconductor company is highly ranked in our multi-factor investment model with attractive scores in our Momentum and Quality factors, which contributed positively to the Fund's performance. While the stock has a less attractive Value score, this factor still managed to be additive for the period. This company is not included in the S&P 500 benchmark; however, the Fund's position benefited as the stock soared over 120% during the fiscal year.
Goldman Sachs Group, Inc. | Goldman Sachs is ranked attractively in our model based on our Momentum and Value factors and investors were rewarded accordingly. The Fund holds this company at a large overweight, which added to returns as the stock rose by 75% during the reporting period.
What detracted from performance?
Macro | The Fund's macro sleeve detracted from performance due to losses in government bonds, commodities and currencies. All bond positions declined, led by German, Canadian and US government bonds. Currency exposures detracted as the USD rose during the period. Our commodities exposure, achieved through swaps, declined in aggregate due to losses in energy and metals.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Fundamental Alternatives Fund (Class C) —including sales charge	5.74%	0.77%)	0.81%
Invesco Fundamental Alternatives Fund (Class C) —excluding sales charge	6.74%	0.77%)	0.81%
HFRX Global Hedge Fund Index	7.03%	3.10%)	1.87%
MSCI ACWI Index (Net)	32.79%	11.08%)	9.06%
Bloomberg Global Aggregate Index	9.54%	(1.64)%	0.23%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Fundamental Alternatives Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the HFRX Global Hedge Fund Index to the Bloomberg Global Aggregate Index and the MSCI ACWI Index (Net) to reflect that the Bloomberg Global Aggregate Index and the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$303,516,732%
Total number of portfolio holdings	$500%
Total advisory fees paid	$2,586,187%
Portfolio turnover rate	$47%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective on or about February 28, 2025, the name of the Fund and all references thereto will change from Invesco Fundamental Alternatives Fund to Invesco Multi-Strategy Fund. In addition, the principal investment strategy of the Fund will be updated to reflect investing in affiliated and unaffiliated exchange-traded funds ("ETFs"), consistent with the Fund's current investment objective.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Fundamental Alternatives Fund
Class R: QOPNX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Fundamental Alternatives Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Fundamental Alternatives Fund (Class R)	$166	1.60%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 7.26%. For the same time period, HFRX Global Hedge Fund Index returned 7.03%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co., Ltd. ADR | This semiconductor company is highly ranked in our multi-factor investment model with attractive scores in our Momentum and Quality factors, which contributed positively to the Fund's performance. While the stock has a less attractive Value score, this factor still managed to be additive for the period. This company is not included in the S&P 500 benchmark; however, the Fund's position benefited as the stock soared over 120% during the fiscal year.
Goldman Sachs Group, Inc. | Goldman Sachs is ranked attractively in our model based on our Momentum and Value factors and investors were rewarded accordingly. The Fund holds this company at a large overweight, which added to returns as the stock rose by 75% during the reporting period.
What detracted from performance?
Macro | The Fund's macro sleeve detracted from performance due to losses in government bonds, commodities and currencies. All bond positions declined, led by German, Canadian and US government bonds. Currency exposures detracted as the USD rose during the period. Our commodities exposure, achieved through swaps, declined in aggregate due to losses in energy and metals.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Fundamental Alternatives Fund (Class R)	7.26%	1.27%)	1.17%
HFRX Global Hedge Fund Index	7.03%	3.10%)	1.87%
MSCI ACWI Index (Net)	32.79%	11.08%)	9.06%
Bloomberg Global Aggregate Index	9.54%	(1.64)%	0.23%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Fundamental Alternatives Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the HFRX Global Hedge Fund Index to the Bloomberg Global Aggregate Index and the MSCI ACWI Index (Net) to reflect that the Bloomberg Global Aggregate Index and the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$303,516,732%
Total number of portfolio holdings	$500%
Total advisory fees paid	$2,586,187%
Portfolio turnover rate	$47%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective on or about February 28, 2025, the name of the Fund and all references thereto will change from Invesco Fundamental Alternatives Fund to Invesco Multi-Strategy Fund. In addition, the principal investment strategy of the Fund will be updated to reflect investing in affiliated and unaffiliated exchange-traded funds ("ETFs"), consistent with the Fund's current investment objective.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Fundamental Alternatives Fund
Class Y: QOPYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Fundamental Alternatives Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Fundamental Alternatives Fund (Class Y)	$114	1.10%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 7.76%. For the same time period, HFRX Global Hedge Fund Index returned 7.03%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co., Ltd. ADR | This semiconductor company is highly ranked in our multi-factor investment model with attractive scores in our Momentum and Quality factors, which contributed positively to the Fund's performance. While the stock has a less attractive Value score, this factor still managed to be additive for the period. This company is not included in the S&P 500 benchmark; however, the Fund's position benefited as the stock soared over 120% during the fiscal year.
Goldman Sachs Group, Inc. | Goldman Sachs is ranked attractively in our model based on our Momentum and Value factors and investors were rewarded accordingly. The Fund holds this company at a large overweight, which added to returns as the stock rose by 75% during the reporting period.
What detracted from performance?
Macro | The Fund's macro sleeve detracted from performance due to losses in government bonds, commodities and currencies. All bond positions declined, led by German, Canadian and US government bonds. Currency exposures detracted as the USD rose during the period. Our commodities exposure, achieved through swaps, declined in aggregate due to losses in energy and metals.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Fundamental Alternatives Fund (Class Y)	7.76%	1.78%)	1.67%
HFRX Global Hedge Fund Index	7.03%	3.10%)	1.87%
MSCI ACWI Index (Net)	32.79%	11.08%)	9.06%
Bloomberg Global Aggregate Index	9.54%	(1.64)%	0.23%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Fundamental Alternatives Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the HFRX Global Hedge Fund Index to the Bloomberg Global Aggregate Index and the MSCI ACWI Index (Net) to reflect that the Bloomberg Global Aggregate Index and the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$303,516,732%
Total number of portfolio holdings	$500%
Total advisory fees paid	$2,586,187%
Portfolio turnover rate	$47%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective on or about February 28, 2025, the name of the Fund and all references thereto will change from Invesco Fundamental Alternatives Fund to Invesco Multi-Strategy Fund. In addition, the principal investment strategy of the Fund will be updated to reflect investing in affiliated and unaffiliated exchange-traded funds ("ETFs"), consistent with the Fund's current investment objective.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Fundamental Alternatives Fund
Class R5: FDATX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Fundamental Alternatives Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Fundamental Alternatives Fund (Class R5)	$100	0.96%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 7.97%. For the same time period, HFRX Global Hedge Fund Index returned 7.03%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co., Ltd. ADR | This semiconductor company is highly ranked in our multi-factor investment model with attractive scores in our Momentum and Quality factors, which contributed positively to the Fund's performance. While the stock has a less attractive Value score, this factor still managed to be additive for the period. This company is not included in the S&P 500 benchmark; however, the Fund's position benefited as the stock soared over 120% during the fiscal year.
Goldman Sachs Group, Inc. | Goldman Sachs is ranked attractively in our model based on our Momentum and Value factors and investors were rewarded accordingly. The Fund holds this company at a large overweight, which added to returns as the stock rose by 75% during the reporting period.
What detracted from performance?
Macro | The Fund's macro sleeve detracted from performance due to losses in government bonds, commodities and currencies. All bond positions declined, led by German, Canadian and US government bonds. Currency exposures detracted as the USD rose during the period. Our commodities exposure, achieved through swaps, declined in aggregate due to losses in energy and metals.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Fundamental Alternatives Fund (Class R5)	7.97%	1.95%)	1.65%
HFRX Global Hedge Fund Index	7.03%	3.10%)	1.87%
MSCI ACWI Index (Net)	32.79%	11.08%)	9.06%
Bloomberg Global Aggregate Index	9.54%	(1.64)%	0.23%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Fundamental Alternatives Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the HFRX Global Hedge Fund Index to the Bloomberg Global Aggregate Index and the MSCI ACWI Index (Net) to reflect that the Bloomberg Global Aggregate Index and the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$303,516,732%
Total number of portfolio holdings	$500%
Total advisory fees paid	$2,586,187%
Portfolio turnover rate	$47%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective on or about February 28, 2025, the name of the Fund and all references thereto will change from Invesco Fundamental Alternatives Fund to Invesco Multi-Strategy Fund. In addition, the principal investment strategy of the Fund will be updated to reflect investing in affiliated and unaffiliated exchange-traded funds ("ETFs"), consistent with the Fund's current investment objective.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Fundamental Alternatives Fund
Class R6: QOPIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Fundamental Alternatives Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Fundamental Alternatives Fund (Class R6)	$100	0.96%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 7.96%. For the same time period, HFRX Global Hedge Fund Index returned 7.03%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co., Ltd. ADR | This semiconductor company is highly ranked in our multi-factor investment model with attractive scores in our Momentum and Quality factors, which contributed positively to the Fund's performance. While the stock has a less attractive Value score, this factor still managed to be additive for the period. This company is not included in the S&P 500 benchmark; however, the Fund's position benefited as the stock soared over 120% during the fiscal year.
Goldman Sachs Group, Inc. | Goldman Sachs is ranked attractively in our model based on our Momentum and Value factors and investors were rewarded accordingly. The Fund holds this company at a large overweight, which added to returns as the stock rose by 75% during the reporting period.
What detracted from performance?
Macro | The Fund's macro sleeve detracted from performance due to losses in government bonds, commodities and currencies. All bond positions declined, led by German, Canadian and US government bonds. Currency exposures detracted as the USD rose during the period. Our commodities exposure, achieved through swaps, declined in aggregate due to losses in energy and metals.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Fundamental Alternatives Fund (Class R6)	7.96%	1.97%)	1.86%
HFRX Global Hedge Fund Index	7.03%	3.10%)	1.87%
MSCI ACWI Index (Net)	32.79%	11.08%)	9.06%
Bloomberg Global Aggregate Index	9.54%	(1.64)%	0.23%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Fundamental Alternatives Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the HFRX Global Hedge Fund Index to the Bloomberg Global Aggregate Index and the MSCI ACWI Index (Net) to reflect that the Bloomberg Global Aggregate Index and the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$303,516,732%
Total number of portfolio holdings	$500%
Total advisory fees paid	$2,586,187%
Portfolio turnover rate	$47%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective on or about February 28, 2025, the name of the Fund and all references thereto will change from Invesco Fundamental Alternatives Fund to Invesco Multi-Strategy Fund. In addition, the principal investment strategy of the Fund will be updated to reflect investing in affiliated and unaffiliated exchange-traded funds ("ETFs"), consistent with the Fund's current investment objective.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Allocation Fund
Class A: QVGIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Allocation Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Allocation Fund (Class A)	$120	1.10%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity and fixed income markets posted positive results, with equities posting double digit gains for the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega-cap technology space, and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• Class A shares of Invesco Global Allocation Fund, excluding sales charge, returned 18.55% for the fiscal year ended October 31, 2024, lagging the Custom Invesco Global Allocation Index (a blended benchmark of 60% MSCI All Country World Index (Net)/40% Bloomberg Global Aggregate Bond USD Hedged Index) return of 23.28% for the period. The Fund's relative underperformance for the fiscal year was primarily driven by factor allocation to the Invesco Dynamic Multifactor ETF suite.
What contributed to performance?
Asset Allocation - Tactical Asset Allocation | The Fund's tactical asset allocation contributed positively to relative performance, including the Fund’s exposure to equity, fixed income, and foreign exchange activity.
Asset Allocation - EM Sovereign Debt | The Fund's allocation to Invesco Emerging Markets Sovereign Debt ETF (PCY) was a positive driver of relative performance as EM fixed income outperformed US and Developed ex-US fixed income counterparts.
Manager Selection - US equity | The Fund's allocation to Invesco Discovery Mid-Cap Growth Fund posted positive relative security selection results in the US mid-cap growth universe.
What detracted from performance?
Dynamic Multifactor - OMFL | The Fund's allocation to Invesco Dynamic Multifactor ETF suite, specifically the Invesco Russell 1000 Dynamic Multifactor ETF (OMFL), was the largest detractor from relative performance. Drivers of underperformance can be attributed to tactical factor allocations and factor security selections. This resulted in being underweight the "Magnificent 7" stocks which have been the main driver of US equity market returns over the period.
Asset Allocation - US Fixed Income | The Fund's fixed income exposure had less duration relative to the Bloomberg US Aggregate Bond Index from November 2023 to beginning of July 2024, when the Fund shifted to have greater duration exposure relative to the Bloomberg US Aggregate Bond Index. The timing of the duration positioning had a negative impact to the Fund's fixed income exposure.
Dynamic Multifactor - IMFL | The Fund's allocation to Invesco Dynamic Multifactor ETF suite, including Invesco's International Developed Dynamic Multifactor ETF (IMFL), was a detractor from relative performance. Drivers of underperformance can be attributed to tactical factor allocations and factor security selections, driven by the 'recovery' regime's exposure to size and value factors from November 2023 through early July 2024.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Allocation Fund (Class A) —including sales charge	12.12%	4.52%)	4.25%
Invesco Global Allocation Fund (Class A) —excluding sales charge	18.55%	5.71%)	4.84%
Custom Invesco Global Allocation Index	23.28%	7.04%)	6.32%
Bloomberg Global Aggregate USD Hedged Index	9.92%	0.33%)	2.12%
MSCI ACWI Index (Net)	32.79%	11.08%)	9.06%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
The Custom Invesco Global Allocation Index is composed of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate USD Hedged Index.
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Global Allocation Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate USD Hedged Index to the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) to reflect that the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,020,710,405%
Total number of portfolio holdings	$319%
Total advisory fees paid	$6,560,632%
Portfolio turnover rate	$30%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Invesco Russell 1000® Dynamic Multifactor ETF	21.37%
U.S. Treasury Notes, 1.88%, 02/15/2032	14.33%
Invesco International Developed Dynamic Multifactor ETF	13.86%
U.S. Treasury Notes, 4.38%, 05/15/2034	10.34%
U.S. Treasury Notes, 3.88%, 12/31/2029	6.62%
Invesco Russell 2000® Dynamic Multifactor ETF	6.18%
Invesco High Yield Bond Factor ETF	2.37%
U.S. Treasury Notes, 3.88%, 12/31/2027	2.28%
Invesco Emerging Markets Sovereign Debt ETF	0.77%
Taiwan Semiconductor Manufacturing Co. Ltd.	0.68%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Allocation Fund
Class C: QGRCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Allocation Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Allocation Fund (Class C)	$201	1.85%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity and fixed income markets posted positive results, with equities posting double digit gains for the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega-cap technology space, and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• Class C shares of the Invesco Global Allocation Fund, excluding sales charge, returned 17.62% for the fiscal year ended October 31, 2024, lagging the Custom Invesco Global Allocation Index (a blended benchmark of 60% MSCI All Country World Index (Net)/40% Bloomberg Global Aggregate Bond USD Hedged Index) return of 23.28% for the period. The Fund's relative underperformance for the fiscal year was primarily driven by factor allocation to the Invesco Dynamic Multifactor ETF suite.
What contributed to performance?
Asset Allocation - Tactical Asset Allocation | The Fund's tactical asset allocation contributed positively to relative performance, including the Fund’s exposure to equity, fixed income, and foreign exchange activity.
Asset Allocation - EM Sovereign Debt | The Fund's allocation to Invesco Emerging Markets Sovereign Debt ETF (PCY) was a positive driver of relative performance as EM fixed income outperformed US and Developed ex-US fixed income counterparts.
Manager Selection - US equity | The Fund's allocation to Invesco Discovery Mid-Cap Growth Fund posted positive relative security selection results in the US mid-cap growth universe.
What detracted from performance?
Dynamic Multifactor - OMFL | The Fund's allocation to Invesco Dynamic Multifactor ETF suite, specifically the Invesco Russell 1000 Dynamic Multifactor ETF (OMFL), was the largest detractor from relative performance. Drivers of underperformance can be attributed to tactical factor allocations and factor security selections. This resulted in being underweight the "Magnificent 7" stocks which have been the main driver of US equity market returns over the period.
Asset Allocation - US Fixed Income | The Fund's fixed income exposure had less duration relative to the Bloomberg US Aggregate Bond Index from November 2023 to beginning of July 2024, when the Fund shifted to have greater duration exposure relative to the Bloomberg US Aggregate Bond Index. The timing of the duration positioning had a negative impact to the Fund's fixed income exposure.
Dynamic Multifactor - IMFL | The Fund's allocation to Invesco Dynamic Multifactor ETF suite, including Invesco's International Developed Dynamic Multifactor ETF (IMFL), was a detractor from relative performance. Drivers of underperformance can be attributed to tactical factor allocations and factor security selections, driven by the 'recovery' regime's exposure to size and value factors from November 2023 through early July 2024.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Allocation Fund (Class C) —including sales charge	16.69%	4.91%)	4.21%
Invesco Global Allocation Fund (Class C) —excluding sales charge	17.62%	4.91%)	4.21%
Custom Invesco Global Allocation Index	23.28%	7.04%)	6.32%
Bloomberg Global Aggregate USD Hedged Index	9.92%	0.33%)	2.12%
MSCI ACWI Index (Net)	32.79%	11.08%)	9.06%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
The Custom Invesco Global Allocation Index is composed of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate USD Hedged Index.
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Global Allocation Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate USD Hedged Index to the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) to reflect that the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,020,710,405%
Total number of portfolio holdings	$319%
Total advisory fees paid	$6,560,632%
Portfolio turnover rate	$30%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Invesco Russell 1000® Dynamic Multifactor ETF	21.37%
U.S. Treasury Notes, 1.88%, 02/15/2032	14.33%
Invesco International Developed Dynamic Multifactor ETF	13.86%
U.S. Treasury Notes, 4.38%, 05/15/2034	10.34%
U.S. Treasury Notes, 3.88%, 12/31/2029	6.62%
Invesco Russell 2000® Dynamic Multifactor ETF	6.18%
Invesco High Yield Bond Factor ETF	2.37%
U.S. Treasury Notes, 3.88%, 12/31/2027	2.28%
Invesco Emerging Markets Sovereign Debt ETF	0.77%
Taiwan Semiconductor Manufacturing Co. Ltd.	0.68%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Allocation Fund
Class R: QGRNX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Allocation Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Allocation Fund (Class R)	$147	1.35%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity and fixed income markets posted positive results, with equities posting double digit gains for the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega-cap technology space, and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• Class R shares of the Invesco Global Allocation Fund returned 18.20% for the fiscal year ended October 31, 2024, lagging the Custom Invesco Global Allocation Index (a blended benchmark of 60% MSCI All Country World Index (Net)/40% Bloomberg Global Aggregate Bond USD Hedged Index) return of 23.28% for the period. The Fund's relative underperformance for the fiscal year was primarily driven by factor allocation to the Invesco Dynamic Multifactor ETF suite.
What contributed to performance?
Asset Allocation - Tactical Asset Allocation | The Fund's tactical asset allocation contributed positively to relative performance, including the Fund’s exposure to equity, fixed income, and foreign exchange activity.
Asset Allocation - EM Sovereign Debt | The Fund's allocation to Invesco Emerging Markets Sovereign Debt ETF (PCY) was a positive driver of relative performance as EM fixed income outperformed US and Developed ex-US fixed income counterparts.
Manager Selection - US equity | The Fund's allocation to Invesco Discovery Mid-Cap Growth Fund posted positive relative security selection results in the US mid-cap growth universe.
What detracted from performance?
Dynamic Multifactor - OMFL | The Fund's allocation to Invesco Dynamic Multifactor ETF suite, specifically the Invesco Russell 1000 Dynamic Multifactor ETF (OMFL), was the largest detractor from relative performance. Drivers of underperformance can be attributed to tactical factor allocations and factor security selections. This resulted in being underweight the "Magnificent 7" stocks which have been the main driver of US equity market returns over the period.
Asset Allocation - US Fixed Income | The Fund's fixed income exposure had less duration relative to the Bloomberg US Aggregate Bond Index from November 2023 to beginning of July 2024, when the Fund shifted to have greater duration exposure relative to the Bloomberg US Aggregate Bond Index. The timing of the duration positioning had a negative impact to the Fund's fixed income exposure.
Dynamic Multifactor - IMFL | The Fund's allocation to Invesco Dynamic Multifactor ETF suite, including Invesco's International Developed Dynamic Multifactor ETF (IMFL), was a detractor from relative performance. Drivers of underperformance can be attributed to tactical factor allocations and factor security selections, driven by the 'recovery' regime's exposure to size and value factors from November 2023 through early July 2024.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Allocation Fund (Class R)	18.20%	5.44%)	4.57%
Custom Invesco Global Allocation Index	23.28%	7.04%)	6.32%
Bloomberg Global Aggregate USD Hedged Index	9.92%	0.33%)	2.12%
MSCI ACWI Index (Net)	32.79%	11.08%)	9.06%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
The Custom Invesco Global Allocation Index is composed of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate USD Hedged Index.
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Global Allocation Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate USD Hedged Index to the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) to reflect that the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,020,710,405%
Total number of portfolio holdings	$319%
Total advisory fees paid	$6,560,632%
Portfolio turnover rate	$30%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Invesco Russell 1000® Dynamic Multifactor ETF	21.37%
U.S. Treasury Notes, 1.88%, 02/15/2032	14.33%
Invesco International Developed Dynamic Multifactor ETF	13.86%
U.S. Treasury Notes, 4.38%, 05/15/2034	10.34%
U.S. Treasury Notes, 3.88%, 12/31/2029	6.62%
Invesco Russell 2000® Dynamic Multifactor ETF	6.18%
Invesco High Yield Bond Factor ETF	2.37%
U.S. Treasury Notes, 3.88%, 12/31/2027	2.28%
Invesco Emerging Markets Sovereign Debt ETF	0.77%
Taiwan Semiconductor Manufacturing Co. Ltd.	0.68%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Allocation Fund
Class Y: QGRYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Allocation Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Allocation Fund (Class Y)	$93	0.85%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity and fixed income markets posted positive results, with equities posting double digit gains for the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega-cap technology space, and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• Class Y shares of the Invesco Global Allocation Fund returned 18.82% for the fiscal year ended October 31, 2024, lagging the Custom Invesco Global Allocation Index (a blended benchmark of 60% MSCI All Country World Index (Net)/40% Bloomberg Global Aggregate Bond USD Hedged Index) return of 23.28% for the period. The Fund's relative underperformance for the fiscal year was primarily driven by factor allocation to the Invesco Dynamic Multifactor ETF suite.
What contributed to performance?
Asset Allocation - Tactical Asset Allocation | The Fund's tactical asset allocation contributed positively to relative performance, including the Fund’s exposure to equity, fixed income, and foreign exchange activity.
Asset Allocation - EM Sovereign Debt | The Fund's allocation to Invesco Emerging Markets Sovereign Debt ETF (PCY) was a positive driver of relative performance as EM fixed income outperformed US and Developed ex-US fixed income counterparts.
Manager Selection - US equity | The Fund's allocation to Invesco Discovery Mid-Cap Growth Fund posted positive relative security selection results in the US mid-cap growth universe.
What detracted from performance?
Dynamic Multifactor - OMFL | The Fund's allocation to Invesco Dynamic Multifactor ETF suite, specifically the Invesco Russell 1000 Dynamic Multifactor ETF (OMFL), was the largest detractor from relative performance. Drivers of underperformance can be attributed to tactical factor allocations and factor security selections. This resulted in being underweight the "Magnificent 7" stocks which have been the main driver of US equity market returns over the period.
Asset Allocation - US Fixed Income | The Fund's fixed income exposure had less duration relative to the Bloomberg US Aggregate Bond Index from November 2023 to beginning of July 2024, when the Fund shifted to have greater duration exposure relative to the Bloomberg US Aggregate Bond Index. The timing of the duration positioning had a negative impact to the Fund's fixed income exposure.
Dynamic Multifactor - IMFL | The Fund's allocation to Invesco Dynamic Multifactor ETF suite, including Invesco's International Developed Dynamic Multifactor ETF (IMFL), was a detractor from relative performance. Drivers of underperformance can be attributed to tactical factor allocations and factor security selections, driven by the 'recovery' regime's exposure to size and value factors from November 2023 through early July 2024.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Allocation Fund (Class Y)	18.82%	5.95%)	5.09%
Custom Invesco Global Allocation Index	23.28%	7.04%)	6.32%
Bloomberg Global Aggregate USD Hedged Index	9.92%	0.33%)	2.12%
MSCI ACWI Index (Net)	32.79%	11.08%)	9.06%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
The Custom Invesco Global Allocation Index is composed of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate USD Hedged Index.
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Global Allocation Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate USD Hedged Index to the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) to reflect that the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,020,710,405%
Total number of portfolio holdings	$319%
Total advisory fees paid	$6,560,632%
Portfolio turnover rate	$30%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Invesco Russell 1000® Dynamic Multifactor ETF	21.37%
U.S. Treasury Notes, 1.88%, 02/15/2032	14.33%
Invesco International Developed Dynamic Multifactor ETF	13.86%
U.S. Treasury Notes, 4.38%, 05/15/2034	10.34%
U.S. Treasury Notes, 3.88%, 12/31/2029	6.62%
Invesco Russell 2000® Dynamic Multifactor ETF	6.18%
Invesco High Yield Bond Factor ETF	2.37%
U.S. Treasury Notes, 3.88%, 12/31/2027	2.28%
Invesco Emerging Markets Sovereign Debt ETF	0.77%
Taiwan Semiconductor Manufacturing Co. Ltd.	0.68%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Allocation Fund
Class R5: GLALX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Allocation Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Allocation Fund (Class R5)	$81	0.74%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity and fixed income markets posted positive results, with equities posting double digit gains for the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega-cap technology space, and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• Class R5 shares of the Invesco Global Allocation Fund Linked returned 19.00% for the fiscal year ended October 31, 2024, lagging the Custom Invesco Global Allocation Index (a blended benchmark of 60% MSCI All Country World Index (Net)/40% Bloomberg Global Aggregate Bond USD Hedged Index) return of 23.28% for the period. The Fund's relative underperformance for the fiscal year was primarily driven by factor allocation to the Invesco Dynamic Multifactor ETF suite.
What contributed to performance?
Asset Allocation - Tactical Asset Allocation | The Fund's tactical asset allocation contributed positively to relative performance, including the Fund’s exposure to equity, fixed income, and foreign exchange activity.
Asset Allocation - EM Sovereign Debt | The Fund's allocation to Invesco Emerging Markets Sovereign Debt ETF (PCY) was a positive driver of relative performance as EM fixed income outperformed US and Developed ex-US fixed income counterparts.
Manager Selection - US equity | The Fund's allocation to Invesco Discovery Mid-Cap Growth Fund posted positive relative security selection results in the US mid-cap growth universe.
What detracted from performance?
Dynamic Multifactor - OMFL | The Fund's allocation to Invesco Dynamic Multifactor ETF suite, specifically the Invesco Russell 1000 Dynamic Multifactor ETF (OMFL), was the largest detractor from relative performance. Drivers of underperformance can be attributed to tactical factor allocations and factor security selections. This resulted in being underweight the "Magnificent 7" stocks which have been the main driver of US equity market returns over the period.
Asset Allocation - US Fixed Income | The Fund's fixed income exposure had less duration relative to the Bloomberg US Aggregate Bond Index from November 2023 to beginning of July 2024, when the Fund shifted to have greater duration exposure relative to the Bloomberg US Aggregate Bond Index. The timing of the duration positioning had a negative impact to the Fund's fixed income exposure.
Dynamic Multifactor - IMFL | The Fund's allocation to Invesco Dynamic Multifactor ETF suite, including Invesco's International Developed Dynamic Multifactor ETF (IMFL), was a detractor from relative performance. Drivers of underperformance can be attributed to tactical factor allocations and factor security selections, driven by the 'recovery' regime's exposure to size and value factors from November 2023 through early July 2024.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Allocation Fund (Class R5)	19.00%	6.11%)	5.06%
Custom Invesco Global Allocation Index	23.28%	7.04%)	6.32%
Bloomberg Global Aggregate USD Hedged Index	9.92%	0.33%)	2.12%
MSCI ACWI Index (Net)	32.79%	11.08%)	9.06%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
The Custom Invesco Global Allocation Index is composed of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate USD Hedged Index.
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Global Allocation Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate USD Hedged Index to the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) to reflect that the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,020,710,405%
Total number of portfolio holdings	$319%
Total advisory fees paid	$6,560,632%
Portfolio turnover rate	$30%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Invesco Russell 1000® Dynamic Multifactor ETF	21.37%
U.S. Treasury Notes, 1.88%, 02/15/2032	14.33%
Invesco International Developed Dynamic Multifactor ETF	13.86%
U.S. Treasury Notes, 4.38%, 05/15/2034	10.34%
U.S. Treasury Notes, 3.88%, 12/31/2029	6.62%
Invesco Russell 2000® Dynamic Multifactor ETF	6.18%
Invesco High Yield Bond Factor ETF	2.37%
U.S. Treasury Notes, 3.88%, 12/31/2027	2.28%
Invesco Emerging Markets Sovereign Debt ETF	0.77%
Taiwan Semiconductor Manufacturing Co. Ltd.	0.68%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Allocation Fund
Class R6: QGRIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Allocation Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Allocation Fund (Class R6)	$81	0.74%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity and fixed income markets posted positive results, with equities posting double digit gains for the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega-cap technology space, and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• Class R6 shares of the Invesco Global Allocation Fund returned 18.90% for the fiscal year ended October 31, 2024, lagging the Custom Invesco Global Allocation Index (a blended benchmark of 60% MSCI All Country World Index (Net)/40% Bloomberg Global Aggregate Bond USD Hedged Index) return of 23.28% for the period. The Fund's relative underperformance for the fiscal year was primarily driven by factor allocation to the Invesco Dynamic Multifactor ETF suite.
What contributed to performance?
Asset Allocation - Tactical Asset Allocation | The Fund's tactical asset allocation contributed positively to relative performance, including the Fund’s exposure to equity, fixed income, and foreign exchange activity.
Asset Allocation - EM Sovereign Debt | The Fund's allocation to Invesco Emerging Markets Sovereign Debt ETF (PCY) was a positive driver of relative performance as EM fixed income outperformed US and Developed ex-US fixed income counterparts.
Manager Selection - US equity | The Fund's allocation to Invesco Discovery Mid-Cap Growth Fund posted positive relative security selection results in the US mid-cap growth universe.
What detracted from performance?
Dynamic Multifactor - OMFL | The Fund's allocation to Invesco Dynamic Multifactor ETF suite, specifically the Invesco Russell 1000 Dynamic Multifactor ETF (OMFL), was the largest detractor from relative performance. Drivers of underperformance can be attributed to tactical factor allocations and factor security selections. This resulted in being underweight the "Magnificent 7" stocks which have been the main driver of US equity market returns over the period.
Asset Allocation - US Fixed Income | The Fund's fixed income exposure had less duration relative to the Bloomberg US Aggregate Bond Index from November 2023 to beginning of July 2024, when the Fund shifted to have greater duration exposure relative to the Bloomberg US Aggregate Bond Index. The timing of the duration positioning had a negative impact to the Fund's fixed income exposure.
Dynamic Multifactor - IMFL | The Fund's allocation to Invesco Dynamic Multifactor ETF suite, including Invesco's International Developed Dynamic Multifactor ETF (IMFL), was a detractor from relative performance. Drivers of underperformance can be attributed to tactical factor allocations and factor security selections, driven by the 'recovery' regime's exposure to size and value factors from November 2023 through early July 2024.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Allocation Fund (Class R6)	18.90%	6.11%)	5.26%
Custom Invesco Global Allocation Index	23.28%	7.04%)	6.32%
Bloomberg Global Aggregate USD Hedged Index	9.92%	0.33%)	2.12%
MSCI ACWI Index (Net)	32.79%	11.08%)	9.06%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
The Custom Invesco Global Allocation Index is composed of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate USD Hedged Index.
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Global Allocation Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI Index (Net) and the Bloomberg Global Aggregate USD Hedged Index to the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) to reflect that the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,020,710,405%
Total number of portfolio holdings	$319%
Total advisory fees paid	$6,560,632%
Portfolio turnover rate	$30%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Invesco Russell 1000® Dynamic Multifactor ETF	21.37%
U.S. Treasury Notes, 1.88%, 02/15/2032	14.33%
Invesco International Developed Dynamic Multifactor ETF	13.86%
U.S. Treasury Notes, 4.38%, 05/15/2034	10.34%
U.S. Treasury Notes, 3.88%, 12/31/2029	6.62%
Invesco Russell 2000® Dynamic Multifactor ETF	6.18%
Invesco High Yield Bond Factor ETF	2.37%
U.S. Treasury Notes, 3.88%, 12/31/2027	2.28%
Invesco Emerging Markets Sovereign Debt ETF	0.77%
Taiwan Semiconductor Manufacturing Co. Ltd.	0.68%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Infrastructure Fund
Class A: GIZAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Infrastructure Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Infrastructure Fund (Class A)	$141	1.25%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fisal year ended October 31, 2024, the infrastructure market benefited from central bank interest rate cutting cycles which supported valuations that had been suppressed by the speed and magnitude of monetary tightening. Additionally, artificial intelligence (AI) data center demand and growth began to benefit sectors with exposure to data center power demand.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 25.03%. For the same time period, Dow Jones Brookfield Global Infrastructure Index returned 25.85%.
What contributed to performance?
Stock Selection | Relative outperformance was driven by stock selection and overweights to the airport and gas distribution sectors.
Sector Weighting | Underweights to tolls and electric utilities contributed to relative outperformance. Southern Company, a gas distribution company and an overweight for the Fund, was one of the largest relative performers as its growth expectations rose based on the expectation of the company to benefit from data center energy demand.
What detracted from performance?
Stock Selection | Stock selection within electric utilities detracted from performance due to exposure to Elia Group. The company's capital intensive plan to modernize their electric grid led to valuation declines amid a high interest rate environment.
Sector Weighting | An underweight to midstream services was the largest detractor from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Infrastructure Fund (Class A) —including sales charge	18.15%	2.50%	3.55%
Invesco Global Infrastructure Fund (Class A) —excluding sales charge	25.03%	3.66%	4.14%
Dow Jones Brookfield Global Infrastructure Index (Net)	25.85%	4.71%	4.80%
MSCI World Index (Net)	33.68%	12.03%	9.78%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$96,124,784%
Total number of portfolio holdings	$52%
Total advisory fees paid	$649,716%
Portfolio turnover rate	$193%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Vinci S.A.	6.87%
Enbridge, Inc.	6.81%
American Tower Corp.	6.02%
ONEOK, Inc.	4.78%
Sempra	4.60%
National Grid PLC	3.71%
Cheniere Energy, Inc.	3.53%
PG&E Corp.	3.12%
Cellnex Telecom S.A.	3.10%
TC Energy Corp.	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held December 10-11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 17, 2025. The Fund will liquidate on or about March 20, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Infrastructure Fund
Class C: GIZCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Infrastructure Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Infrastructure Fund (Class C)	$224	2.00%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fisal year ended October 31, 2024, the infrastructure market benefited from central bank interest rate cutting cycles which supported valuations that had been suppressed by the speed and magnitude of monetary tightening. Additionally, artificial intelligence (AI) data center demand and growth began to benefit sectors with exposure to data center power demand.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 24.15%. For the same time period, Dow Jones Brookfield Global Infrastructure Index returned 25.85%.
What contributed to performance?
Stock Selection | Relative outperformance was driven by stock selection and overweights to the airport and gas distribution sectors.
Sector Weighting | Underweights to tolls and electric utilities contributed to relative outperformance. Southern Company, a gas distribution company and an overweight for the Fund, was one of the largest relative performers as its growth expectations rose based on the expectation of the company to benefit from data center energy demand.
What detracted from performance?
Stock Selection | Stock selection within electric utilities detracted from performance due to exposure to Elia Group. The company's capital intensive plan to modernize their electric grid led to valuation declines amid a high interest rate environment.
Sector Weighting | An underweight to midstream services was the largest detractor from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Infrastructure Fund (Class C) —including sales charge	23.15%	2.89%	3.51%
Invesco Global Infrastructure Fund (Class C) —excluding sales charge	24.15%	2.89%	3.51%
Dow Jones Brookfield Global Infrastructure Index (Net)	25.85%	4.71%	4.80%
MSCI World Index (Net)	33.68%	12.03%	9.78%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$96,124,784%
Total number of portfolio holdings	$52%
Total advisory fees paid	$649,716%
Portfolio turnover rate	$193%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Vinci S.A.	6.87%
Enbridge, Inc.	6.81%
American Tower Corp.	6.02%
ONEOK, Inc.	4.78%
Sempra	4.60%
National Grid PLC	3.71%
Cheniere Energy, Inc.	3.53%
PG&E Corp.	3.12%
Cellnex Telecom S.A.	3.10%
TC Energy Corp.	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held December 10-11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 17, 2025. The Fund will liquidate on or about March 20, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Infrastructure Fund
Class R: GIZRX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Infrastructure Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Infrastructure Fund (Class R)	$169	1.50%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fisal year ended October 31, 2024, the infrastructure market benefited from central bank interest rate cutting cycles which supported valuations that had been suppressed by the speed and magnitude of monetary tightening. Additionally, artificial intelligence (AI) data center demand and growth began to benefit sectors with exposure to data center power demand.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 24.74%. For the same time period, Dow Jones Brookfield Global Infrastructure Index returned 25.85%.
What contributed to performance?
Stock Selection | Relative outperformance was driven by stock selection and overweights to the airport and gas distribution sectors.
Sector Weighting | Underweights to tolls and electric utilities contributed to relative outperformance. Southern Company, a gas distribution company and an overweight for the Fund, was one of the largest relative performers as its growth expectations rose based on the expectation of the company to benefit from data center energy demand.
What detracted from performance?
Stock Selection | Stock selection within electric utilities detracted from performance due to exposure to Elia Group. The company's capital intensive plan to modernize their electric grid led to valuation declines amid a high interest rate environment.
Sector Weighting | An underweight to midstream services was the largest detractor from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Infrastructure Fund (Class R)	24.74%	3.40%	3.87%
Dow Jones Brookfield Global Infrastructure Index (Net)	25.85%	4.71%	4.80%
MSCI World Index (Net)	33.68%	12.03%	9.78%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$96,124,784%
Total number of portfolio holdings	$52%
Total advisory fees paid	$649,716%
Portfolio turnover rate	$193%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Vinci S.A.	6.87%
Enbridge, Inc.	6.81%
American Tower Corp.	6.02%
ONEOK, Inc.	4.78%
Sempra	4.60%
National Grid PLC	3.71%
Cheniere Energy, Inc.	3.53%
PG&E Corp.	3.12%
Cellnex Telecom S.A.	3.10%
TC Energy Corp.	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held December 10-11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 17, 2025. The Fund will liquidate on or about March 20, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Infrastructure Fund
Class Y: GIZYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Infrastructure Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Infrastructure Fund (Class Y)	$113	1.00%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fisal year ended October 31, 2024, the infrastructure market benefited from central bank interest rate cutting cycles which supported valuations that had been suppressed by the speed and magnitude of monetary tightening. Additionally, artificial intelligence (AI) data center demand and growth began to benefit sectors with exposure to data center power demand.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 25.44%. For the same time period, Dow Jones Brookfield Global Infrastructure Index returned 25.85%.
What contributed to performance?
Stock Selection | Relative outperformance was driven by stock selection and overweights to the airport and gas distribution sectors.
Sector Weighting | Underweights to tolls and electric utilities contributed to relative outperformance. Southern Company, a gas distribution company and an overweight for the Fund, was one of the largest relative performers as its growth expectations rose based on the expectation of the company to benefit from data center energy demand.
What detracted from performance?
Stock Selection | Stock selection within electric utilities detracted from performance due to exposure to Elia Group. The company's capital intensive plan to modernize their electric grid led to valuation declines amid a high interest rate environment.
Sector Weighting | An underweight to midstream services was the largest detractor from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Infrastructure Fund (Class Y)	25.44%	3.93%	4.40%
Dow Jones Brookfield Global Infrastructure Index (Net)	25.85%	4.71%	4.80%
MSCI World Index (Net)	33.68%	12.03%	9.78%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$96,124,784%
Total number of portfolio holdings	$52%
Total advisory fees paid	$649,716%
Portfolio turnover rate	$193%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Vinci S.A.	6.87%
Enbridge, Inc.	6.81%
American Tower Corp.	6.02%
ONEOK, Inc.	4.78%
Sempra	4.60%
National Grid PLC	3.71%
Cheniere Energy, Inc.	3.53%
PG&E Corp.	3.12%
Cellnex Telecom S.A.	3.10%
TC Energy Corp.	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held December 10-11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 17, 2025. The Fund will liquidate on or about March 20, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Infrastructure Fund
Class R5: GIZFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Infrastructure Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Infrastructure Fund (Class R5)	$113	1.00%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fisal year ended October 31, 2024, the infrastructure market benefited from central bank interest rate cutting cycles which supported valuations that had been suppressed by the speed and magnitude of monetary tightening. Additionally, artificial intelligence (AI) data center demand and growth began to benefit sectors with exposure to data center power demand.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 25.42%. For the same time period, Dow Jones Brookfield Global Infrastructure Index returned 25.85%.
What contributed to performance?
Stock Selection | Relative outperformance was driven by stock selection and overweights to the airport and gas distribution sectors.
Sector Weighting | Underweights to tolls and electric utilities contributed to relative outperformance. Southern Company, a gas distribution company and an overweight for the Fund, was one of the largest relative performers as its growth expectations rose based on the expectation of the company to benefit from data center energy demand.
What detracted from performance?
Stock Selection | Stock selection within electric utilities detracted from performance due to exposure to Elia Group. The company's capital intensive plan to modernize their electric grid led to valuation declines amid a high interest rate environment.
Sector Weighting | An underweight to midstream services was the largest detractor from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Infrastructure Fund (Class R5)	25.42%	3.92%	4.40%
Dow Jones Brookfield Global Infrastructure Index (Net)	25.85%	4.71%	4.80%
MSCI World Index (Net)	33.68%	12.03%	9.78%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$96,124,784%
Total number of portfolio holdings	$52%
Total advisory fees paid	$649,716%
Portfolio turnover rate	$193%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Vinci S.A.	6.87%
Enbridge, Inc.	6.81%
American Tower Corp.	6.02%
ONEOK, Inc.	4.78%
Sempra	4.60%
National Grid PLC	3.71%
Cheniere Energy, Inc.	3.53%
PG&E Corp.	3.12%
Cellnex Telecom S.A.	3.10%
TC Energy Corp.	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held December 10-11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 17, 2025. The Fund will liquidate on or about March 20, 2025.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Infrastructure Fund
Class R6: GIZSX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Infrastructure Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Infrastructure Fund (Class R6)	$113	1.00%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fisal year ended October 31, 2024, the infrastructure market benefited from central bank interest rate cutting cycles which supported valuations that had been suppressed by the speed and magnitude of monetary tightening. Additionally, artificial intelligence (AI) data center demand and growth began to benefit sectors with exposure to data center power demand.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 25.42%. For the same time period, Dow Jones Brookfield Global Infrastructure Index returned 25.85%.
What contributed to performance?
Stock Selection | Relative outperformance was driven by stock selection and overweights to the airport and gas distribution sectors.
Sector Weighting | Underweights to tolls and electric utilities contributed to relative outperformance. Southern Company, a gas distribution company and an overweight for the Fund, was one of the largest relative performers as its growth expectations rose based on the expectation of the company to benefit from data center energy demand.
What detracted from performance?
Stock Selection | Stock selection within electric utilities detracted from performance due to exposure to Elia Group. The company's capital intensive plan to modernize their electric grid led to valuation declines amid a high interest rate environment.
Sector Weighting | An underweight to midstream services was the largest detractor from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Infrastructure Fund (Class R6)	25.42%	3.93%	4.40%
Dow Jones Brookfield Global Infrastructure Index (Net)	25.85%	4.71%	4.80%
MSCI World Index (Net)	33.68%	12.03%	9.78%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$96,124,784%
Total number of portfolio holdings	$52%
Total advisory fees paid	$649,716%
Portfolio turnover rate	$193%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Vinci S.A.	6.87%
Enbridge, Inc.	6.81%
American Tower Corp.	6.02%
ONEOK, Inc.	4.78%
Sempra	4.60%
National Grid PLC	3.71%
Cheniere Energy, Inc.	3.53%
PG&E Corp.	3.12%
Cellnex Telecom S.A.	3.10%
TC Energy Corp.	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held December 10-11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 17, 2025. The Fund will liquidate on or about March 20, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Strategic Income Fund
Class A: OPSIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Strategic Income Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Strategic Income Fund (Class A)	$110	1.05%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, the global fixed income market broadly benefited from an environment of global growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 9.92%. For the same time period, Bloomberg Global Aggregate Index returned 9.54%.
What contributed to performance?
Credit Exposure | The top contributors to relative return were credit exposures in the European Union and UK.
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and South African rand.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in the European Union and South Africa.
What detracted from performance?
Credit Exposure | The top detractors to relative return were credit exposures in Argentina and Italy.
Foreign Currency Exposure | The top detractors to relative return were positioning in the Brazilian real and Euro.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in the US and China.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Strategic Income Fund (Class A) —including sales charge	5.28%	(1.02)%	0.73%
Invesco Global Strategic Income Fund (Class A) —excluding sales charge	9.92%	(0.14)%	1.16%
Bloomberg Global Aggregate Index	9.54%	(1.64)%	0.23%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Global Strategic Income Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,537,604,274%
Total number of portfolio holdings	$942%
Total advisory fees paid	$9,504,789%
Portfolio turnover rate	$278%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Government National Mortgage Association, TBA, 6.00%, 11/01/2054	21.97%
Uniform Mortgage-Backed Securities, TBA, 6.00%, 11/01/2054	20.33%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	5.29%
Government National Mortgage Association, TBA, 5.50%, 11/01/2054	2.75%
U.S. Treasury Notes, 4.50%, 11/30/2024	2.25%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	1.95%
Peru Government Bond, 6.15%, 08/12/2032	1.89%
Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	1.45%
Mortgage Funding PLC, Series 2008-1, Class B2, 8.30%, 03/13/2046	1.17%
Federal National Mortgage Association, 4.50%, 07/01/2052	1.05%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Strategic Income Fund
Class C: OSICX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Strategic Income Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Strategic Income Fund (Class C)	$189	1.81%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, the global fixed income market broadly benefited from an environment of global growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 9.10%. For the same time period, Bloomberg Global Aggregate Index returned 9.54%.
What contributed to performance?
Credit Exposure | The top contributors to relative return were credit exposures in the European Union and UK.
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and South African rand.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in the European Union and South Africa.
What detracted from performance?
Credit Exposure | The top detractors to relative return were credit exposures in Argentina and Italy.
Foreign Currency Exposure | The top detractors to relative return were positioning in the Brazilian real and Euro.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in the US and China.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Strategic Income Fund (Class C) —including sales charge	8.10%	(0.91)%	0.54%
Invesco Global Strategic Income Fund (Class C) —excluding sales charge	9.10%	(0.91)%	0.54%
Bloomberg Global Aggregate Index	9.54%	(1.64)%	0.23%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Global Strategic Income Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,537,604,274%
Total number of portfolio holdings	$942%
Total advisory fees paid	$9,504,789%
Portfolio turnover rate	$278%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Government National Mortgage Association, TBA, 6.00%, 11/01/2054	21.97%
Uniform Mortgage-Backed Securities, TBA, 6.00%, 11/01/2054	20.33%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	5.29%
Government National Mortgage Association, TBA, 5.50%, 11/01/2054	2.75%
U.S. Treasury Notes, 4.50%, 11/30/2024	2.25%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	1.95%
Peru Government Bond, 6.15%, 08/12/2032	1.89%
Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	1.45%
Mortgage Funding PLC, Series 2008-1, Class B2, 8.30%, 03/13/2046	1.17%
Federal National Mortgage Association, 4.50%, 07/01/2052	1.05%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Strategic Income Fund
Class R: OSINX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Strategic Income Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Strategic Income Fund (Class R)	$137	1.31%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, the global fixed income market broadly benefited from an environment of global growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class R shares of the Fund returned 9.62%. For the same time period, Bloomberg Global Aggregate Index returned 9.54%.
What contributed to performance?
Credit Exposure | The top contributors to relative return were credit exposures in the European Union and UK.
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and South African rand.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in the European Union and South Africa.
What detracted from performance?
Credit Exposure | The top detractors to relative return were credit exposures in Argentina and Italy.
Foreign Currency Exposure | The top detractors to relative return were positioning in the Brazilian real and Euro.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in the US and China.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Strategic Income Fund (Class R)	9.62%	(0.40)%	0.90%
Bloomberg Global Aggregate Index	9.54%	(1.64)%	0.23%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Global Strategic Income Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,537,604,274%
Total number of portfolio holdings	$942%
Total advisory fees paid	$9,504,789%
Portfolio turnover rate	$278%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Government National Mortgage Association, TBA, 6.00%, 11/01/2054	21.97%
Uniform Mortgage-Backed Securities, TBA, 6.00%, 11/01/2054	20.33%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	5.29%
Government National Mortgage Association, TBA, 5.50%, 11/01/2054	2.75%
U.S. Treasury Notes, 4.50%, 11/30/2024	2.25%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	1.95%
Peru Government Bond, 6.15%, 08/12/2032	1.89%
Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	1.45%
Mortgage Funding PLC, Series 2008-1, Class B2, 8.30%, 03/13/2046	1.17%
Federal National Mortgage Association, 4.50%, 07/01/2052	1.05%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Strategic Income Fund
Class Y: OSIYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Strategic Income Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Strategic Income Fund (Class Y)	$85	0.81%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, the global fixed income market broadly benefited from an environment of global growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class Y shares of the Fund returned 10.55%. For the same time period, Bloomberg Global Aggregate Index returned 9.54%.
What contributed to performance?
Credit Exposure | The top contributors to relative return were credit exposures in the European Union and UK.
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and South African rand.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in the European Union and South Africa.
What detracted from performance?
Credit Exposure | The top detractors to relative return were credit exposures in Argentina and Italy.
Foreign Currency Exposure | The top detractors to relative return were positioning in the Brazilian real and Euro.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in the US and China.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Strategic Income Fund (Class Y)	10.55%	0.10%)	1.43%
Bloomberg Global Aggregate Index	9.54%	(1.64)%	0.23%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Global Strategic Income Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,537,604,274%
Total number of portfolio holdings	$942%
Total advisory fees paid	$9,504,789%
Portfolio turnover rate	$278%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Government National Mortgage Association, TBA, 6.00%, 11/01/2054	21.97%
Uniform Mortgage-Backed Securities, TBA, 6.00%, 11/01/2054	20.33%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	5.29%
Government National Mortgage Association, TBA, 5.50%, 11/01/2054	2.75%
U.S. Treasury Notes, 4.50%, 11/30/2024	2.25%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	1.95%
Peru Government Bond, 6.15%, 08/12/2032	1.89%
Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	1.45%
Mortgage Funding PLC, Series 2008-1, Class B2, 8.30%, 03/13/2046	1.17%
Federal National Mortgage Association, 4.50%, 07/01/2052	1.05%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Strategic Income Fund
Class R5: GLSSX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Strategic Income Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Strategic Income Fund (Class R5)	$74	0.70%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, the global fixed income market broadly benefited from an environment of global growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class R5 shares of the Fund returned 10.29%. For the same time period, Bloomberg Global Aggregate Index returned 9.54%.
What contributed to performance?
Credit Exposure | The top contributors to relative return were credit exposures in the European Union and UK.
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and South African rand.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in the European Union and South Africa.
What detracted from performance?
Credit Exposure | The top detractors to relative return were credit exposures in Argentina and Italy.
Foreign Currency Exposure | The top detractors to relative return were positioning in the Brazilian real and Euro.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in the US and China.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Strategic Income Fund (Class R5)	10.29%	0.29%)	1.39%
Bloomberg Global Aggregate Index	9.54%	(1.64)%	0.23%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Global Strategic Income Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,537,604,274%
Total number of portfolio holdings	$942%
Total advisory fees paid	$9,504,789%
Portfolio turnover rate	$278%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Government National Mortgage Association, TBA, 6.00%, 11/01/2054	21.97%
Uniform Mortgage-Backed Securities, TBA, 6.00%, 11/01/2054	20.33%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	5.29%
Government National Mortgage Association, TBA, 5.50%, 11/01/2054	2.75%
U.S. Treasury Notes, 4.50%, 11/30/2024	2.25%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	1.95%
Peru Government Bond, 6.15%, 08/12/2032	1.89%
Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	1.45%
Mortgage Funding PLC, Series 2008-1, Class B2, 8.30%, 03/13/2046	1.17%
Federal National Mortgage Association, 4.50%, 07/01/2052	1.05%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Strategic Income Fund
Class R6: OSIIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Strategic Income Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Strategic Income Fund (Class R6)	$74	0.70%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, the global fixed income market broadly benefited from an environment of global growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class R6 shares of the Fund returned 10.68%. For the same time period, Bloomberg Global Aggregate Index returned 9.54%.
What contributed to performance?
Credit Exposure | The top contributors to relative return were credit exposures in the European Union and UK.
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and South African rand.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in the European Union and South Africa.
What detracted from performance?
Credit Exposure | The top detractors to relative return were credit exposures in Argentina and Italy.
Foreign Currency Exposure | The top detractors to relative return were positioning in the Brazilian real and Euro.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in the US and China.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Strategic Income Fund (Class R6)	10.68%	0.26%)	1.56%
Bloomberg Global Aggregate Index	9.54%	(1.64)%	0.23%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Global Strategic Income Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,537,604,274%
Total number of portfolio holdings	$942%
Total advisory fees paid	$9,504,789%
Portfolio turnover rate	$278%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Government National Mortgage Association, TBA, 6.00%, 11/01/2054	21.97%
Uniform Mortgage-Backed Securities, TBA, 6.00%, 11/01/2054	20.33%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	5.29%
Government National Mortgage Association, TBA, 5.50%, 11/01/2054	2.75%
U.S. Treasury Notes, 4.50%, 11/30/2024	2.25%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	1.95%
Peru Government Bond, 6.15%, 08/12/2032	1.89%
Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	1.45%
Mortgage Funding PLC, Series 2008-1, Class B2, 8.30%, 03/13/2046	1.17%
Federal National Mortgage Association, 4.50%, 07/01/2052	1.05%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Greater China Fund
Class A: AACFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Greater China Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Greater China Fund (Class A)	$198	1.91%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• China's market remained weak for most of the reporting period amidst concerns regarding the property sector and economic growth, but staged a sharp rally in the final weeks of the reporting period following a series of stimulus measures introduced by the Chinese government aimed at stimulating the property and consumer sectors.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 6.81%. For the same time period, the MSCI China All Shares Index returned 18.47%.
What contributed to performance?
Tencent Holdings Ltd. | Tencent was one of the best contributors during the reporting period, benefiting from sustainable margin improvement from positive revenue mix shift, driving faster bottom-line growth than its top-line growth.
Zijin Mining Group Co. Ltd. | Zijin Mining rallied during the reporting period amidst higher gold prices and renewed demand and appetite for commodities. We see the company as a direct play for gold and copper where we see more secular demand over medium term.
What detracted from performance?
Luzhou Laojiao Co. Ltd. | Luzhou Laojiao is a leading baiju (white liquor) brand but exhibited weakness as demand for upscale liquor weakened due to modest economic conditions in China. We liked the company for its well-established branding power and saw opportunities for an uptrend as the property and consumer sectors recovered. However, we sold our shares before the fiscal year-end.
NetEase, Inc. | NetEase, a leading gaming company, had weak share price performance due to a lack of a blockbuster release during the reporting period. We continue to hold a constructive view of the company as it has successfully moved to a multi-genre strategy.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Greater China Fund (Class A) —including sales charge	0.94%	(5.21)%	0.98%
Invesco Greater China Fund (Class A) —excluding sales charge	6.81%	(4.13)%	1.55%
MSCI China All Shares Index (Net)	18.47%	0.29%)	2.90%
MSCI China Index (Net)	21.75%	(1.17)%	2.35%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$55,090,472%
Total number of portfolio holdings	$76%
Total advisory fees paid	$496,478%
Portfolio turnover rate	$106%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Tencent Holdings Ltd.	13.68%
Alibaba Group Holding Ltd.	4.72%
Luxshare Precision Industry Co. Ltd., A Shares	3.77%
China Yangtze Power Co. Ltd., A Shares	3.59%
Sieyuan Electric Co. Ltd., A Shares	3.44%
Zijin Mining Group Co. Ltd., A Shares	3.39%
Meituan, B Shares	3.24%
China Construction Bank Corp., H Shares	2.91%
NARI Technology Co. Ltd., A Shares	2.73%
NetEase, Inc.	2.19%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on September 9-11, 2024, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would transfer all or substantially all of its assets and liabilities to Invesco EQV Asia Pacific Equity Fund (the "Acquiring Fund"). The reorganization is expected to be consummated at the close of business on or about February 21, 2025 (unless otherwise agreed by the parties to account for any delay for any reason). Upon closing of the reorganization, shareholders of the Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Fund that the shareholders held immediately prior to the closing of the reorganization, and the Fund will liquidate and cease operations.
The Fund's net expense ratio increased from the prior fiscal year end as a result of a change in operating expenses.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Greater China Fund
Class C: CACFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Greater China Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Greater China Fund (Class C)	$273	2.65%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• China's market remained weak for most of the reporting period amidst concerns regarding the property sector and economic growth, but staged a sharp rally in the final weeks of the reporting period following a series of stimulus measures introduced by the Chinese government aimed at stimulating the property and consumer sectors.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 6.03%. For the same time period, the MSCI China All Shares Index returned 18.47%.
What contributed to performance?
Tencent Holdings Ltd. | Tencent was one of the best contributors during the reporting period, benefiting from sustainable margin improvement from positive revenue mix shift, driving faster bottom-line growth than its top-line growth.
Zijin Mining Group Co. Ltd. | Zijin Mining rallied during the reporting period amidst higher gold prices and renewed demand and appetite for commodities. We see the company as a direct play for gold and copper where we see more secular demand over medium term.
What detracted from performance?
Luzhou Laojiao Co. Ltd. | Luzhou Laojiao is a leading baiju (white liquor) brand but exhibited weakness as demand for upscale liquor weakened due to modest economic conditions in China. We liked the company for its well-established branding power and saw opportunities for an uptrend as the property and consumer sectors recovered. However, we sold our shares before the fiscal year-end.
NetEase, Inc. | NetEase, a leading gaming company, had weak share price performance due to a lack of a blockbuster release during the reporting period. We continue to hold a constructive view of the company as it has successfully moved to a multi-genre strategy.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Greater China Fund (Class C) —including sales charge	5.03%	(4.83)%	0.94%
Invesco Greater China Fund (Class C) —excluding sales charge	6.03%	(4.83)%	0.94%
MSCI China All Shares Index (Net)	18.47%	0.29%)	2.90%
MSCI China Index (Net)	21.75%	(1.17)%	2.35%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$55,090,472%
Total number of portfolio holdings	$76%
Total advisory fees paid	$496,478%
Portfolio turnover rate	$106%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Tencent Holdings Ltd.	13.68%
Alibaba Group Holding Ltd.	4.72%
Luxshare Precision Industry Co. Ltd., A Shares	3.77%
China Yangtze Power Co. Ltd., A Shares	3.59%
Sieyuan Electric Co. Ltd., A Shares	3.44%
Zijin Mining Group Co. Ltd., A Shares	3.39%
Meituan, B Shares	3.24%
China Construction Bank Corp., H Shares	2.91%
NARI Technology Co. Ltd., A Shares	2.73%
NetEase, Inc.	2.19%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on September 9-11, 2024, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would transfer all or substantially all of its assets and liabilities to Invesco EQV Asia Pacific Equity Fund (the "Acquiring Fund"). The reorganization is expected to be consummated at the close of business on or about February 21, 2025 (unless otherwise agreed by the parties to account for any delay for any reason). Upon closing of the reorganization, shareholders of the Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Fund that the shareholders held immediately prior to the closing of the reorganization, and the Fund will liquidate and cease operations.
The Fund's net expense ratio increased from the prior fiscal year end as a result of a change in operating expenses.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Greater China Fund
Class R: IGCRX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Greater China Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Greater China Fund (Class R)	$223	2.16%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• China's market remained weak for most of the reporting period amidst concerns regarding the property sector and economic growth, but staged a sharp rally in the final weeks of the reporting period following a series of stimulus measures introduced by the Chinese government aimed at stimulating the property and consumer sectors.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 6.49%. For the same time period, the MSCI China All Shares Index returned 18.47%.
What contributed to performance?
Tencent Holdings Ltd. | Tencent was one of the best contributors during the reporting period, benefiting from sustainable margin improvement from positive revenue mix shift, driving faster bottom-line growth than its top-line growth.
Zijin Mining Group Co. Ltd. | Zijin Mining rallied during the reporting period amidst higher gold prices and renewed demand and appetite for commodities. We see the company as a direct play for gold and copper where we see more secular demand over medium term.
What detracted from performance?
Luzhou Laojiao Co. Ltd. | Luzhou Laojiao is a leading baiju (white liquor) brand but exhibited weakness as demand for upscale liquor weakened due to modest economic conditions in China. We liked the company for its well-established branding power and saw opportunities for an uptrend as the property and consumer sectors recovered. However, we sold our shares before the fiscal year-end.
NetEase, Inc. | NetEase, a leading gaming company, had weak share price performance due to a lack of a blockbuster release during the reporting period. We continue to hold a constructive view of the company as it has successfully moved to a multi-genre strategy.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Greater China Fund (Class R)	6.49%	(4.38)%	1.30%
MSCI China All Shares Index (Net)	18.47%	0.29%)	2.90%
MSCI China Index (Net)	21.75%	(1.17)%	2.35%
Class R shares incepted on April 23, 2021. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$55,090,472%
Total number of portfolio holdings	$76%
Total advisory fees paid	$496,478%
Portfolio turnover rate	$106%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Tencent Holdings Ltd.	13.68%
Alibaba Group Holding Ltd.	4.72%
Luxshare Precision Industry Co. Ltd., A Shares	3.77%
China Yangtze Power Co. Ltd., A Shares	3.59%
Sieyuan Electric Co. Ltd., A Shares	3.44%
Zijin Mining Group Co. Ltd., A Shares	3.39%
Meituan, B Shares	3.24%
China Construction Bank Corp., H Shares	2.91%
NARI Technology Co. Ltd., A Shares	2.73%
NetEase, Inc.	2.19%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on September 9-11, 2024, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would transfer all or substantially all of its assets and liabilities to Invesco EQV Asia Pacific Equity Fund (the "Acquiring Fund"). The reorganization is expected to be consummated at the close of business on or about February 21, 2025 (unless otherwise agreed by the parties to account for any delay for any reason). Upon closing of the reorganization, shareholders of the Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Fund that the shareholders held immediately prior to the closing of the reorganization, and the Fund will liquidate and cease operations.
The Fund's net expense ratio increased from the prior fiscal year end as a result of a change in operating expenses.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Greater China Fund
Class Y: AMCYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Greater China Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Greater China Fund (Class Y)	$172	1.66%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• China's market remained weak for most of the reporting period amidst concerns regarding the property sector and economic growth, but staged a sharp rally in the final weeks of the reporting period following a series of stimulus measures introduced by the Chinese government aimed at stimulating the property and consumer sectors.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 7.01%. For the same time period, the MSCI China All Shares Index returned 18.47%.
What contributed to performance?
Tencent Holdings Ltd. | Tencent was one of the best contributors during the reporting period, benefiting from sustainable margin improvement from positive revenue mix shift, driving faster bottom-line growth than its top-line growth.
Zijin Mining Group Co. Ltd. | Zijin Mining rallied during the reporting period amidst higher gold prices and renewed demand and appetite for commodities. We see the company as a direct play for gold and copper where we see more secular demand over medium term.
What detracted from performance?
Luzhou Laojiao Co. Ltd. | Luzhou Laojiao is a leading baiju (white liquor) brand but exhibited weakness as demand for upscale liquor weakened due to modest economic conditions in China. We liked the company for its well-established branding power and saw opportunities for an uptrend as the property and consumer sectors recovered. However, we sold our shares before the fiscal year-end.
NetEase, Inc. | NetEase, a leading gaming company, had weak share price performance due to a lack of a blockbuster release during the reporting period. We continue to hold a constructive view of the company as it has successfully moved to a multi-genre strategy.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Greater China Fund (Class Y)	7.01%	(3.90)%	1.80%
MSCI China All Shares Index (Net)	18.47%	0.29%)	2.90%
MSCI China Index (Net)	21.75%	(1.17)%	2.35%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$55,090,472%
Total number of portfolio holdings	$76%
Total advisory fees paid	$496,478%
Portfolio turnover rate	$106%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Tencent Holdings Ltd.	13.68%
Alibaba Group Holding Ltd.	4.72%
Luxshare Precision Industry Co. Ltd., A Shares	3.77%
China Yangtze Power Co. Ltd., A Shares	3.59%
Sieyuan Electric Co. Ltd., A Shares	3.44%
Zijin Mining Group Co. Ltd., A Shares	3.39%
Meituan, B Shares	3.24%
China Construction Bank Corp., H Shares	2.91%
NARI Technology Co. Ltd., A Shares	2.73%
NetEase, Inc.	2.19%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on September 9-11, 2024, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would transfer all or substantially all of its assets and liabilities to Invesco EQV Asia Pacific Equity Fund (the "Acquiring Fund"). The reorganization is expected to be consummated at the close of business on or about February 21, 2025 (unless otherwise agreed by the parties to account for any delay for any reason). Upon closing of the reorganization, shareholders of the Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Fund that the shareholders held immediately prior to the closing of the reorganization, and the Fund will liquidate and cease operations.
The Fund's net expense ratio increased from the prior fiscal year end as a result of a change in operating expenses.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Greater China Fund
Class R6: CACSX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Greater China Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Greater China Fund (Class R6)	$152	1.47%
How Did The Fund Perform During The Period?
• China's market remained weak for most of the reporting period amidst concerns regarding the property sector and economic growth, but staged a sharp rally in the final weeks of the reporting period following a series of stimulus measures introduced by the Chinese government aimed at stimulating the property and consumer sectors.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 7.31%. For the same time period, the MSCI China All Shares Index returned 18.47%.
What contributed to performance?
Tencent Holdings Ltd. | Tencent was one of the best contributors during the reporting period, benefiting from sustainable margin improvement from positive revenue mix shift, driving faster bottom-line growth than its top-line growth.
Zijin Mining Group Co. Ltd. | Zijin Mining rallied during the reporting period amidst higher gold prices and renewed demand and appetite for commodities. We see the company as a direct play for gold and copper where we see more secular demand over medium term.
What detracted from performance?
Luzhou Laojiao Co. Ltd. | Luzhou Laojiao is a leading baiju (white liquor) brand but exhibited weakness as demand for upscale liquor weakened due to modest economic conditions in China. We liked the company for its well-established branding power and saw opportunities for an uptrend as the property and consumer sectors recovered. However, we sold our shares before the fiscal year-end.
NetEase, Inc. | NetEase, a leading gaming company, had weak share price performance due to a lack of a blockbuster release during the reporting period. We continue to hold a constructive view of the company as it has successfully moved to a multi-genre strategy.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Greater China Fund (Class R6)	7.31%	(3.73)%	1.87%
MSCI China All Shares Index (Net)	18.47%	0.29%)	2.90%
MSCI China Index (Net)	21.75%	(1.17)%	2.35%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$55,090,472%
Total number of portfolio holdings	$76%
Total advisory fees paid	$496,478%
Portfolio turnover rate	$106%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Tencent Holdings Ltd.	13.68%
Alibaba Group Holding Ltd.	4.72%
Luxshare Precision Industry Co. Ltd., A Shares	3.77%
China Yangtze Power Co. Ltd., A Shares	3.59%
Sieyuan Electric Co. Ltd., A Shares	3.44%
Zijin Mining Group Co. Ltd., A Shares	3.39%
Meituan, B Shares	3.24%
China Construction Bank Corp., H Shares	2.91%
NARI Technology Co. Ltd., A Shares	2.73%
NetEase, Inc.	2.19%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on September 9-11, 2024, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would transfer all or substantially all of its assets and liabilities to Invesco EQV Asia Pacific Equity Fund (the "Acquiring Fund"). The reorganization is expected to be consummated at the close of business on or about February 21, 2025 (unless otherwise agreed by the parties to account for any delay for any reason). Upon closing of the reorganization, shareholders of the Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Fund that the shareholders held immediately prior to the closing of the reorganization, and the Fund will liquidate and cease operations.
The Fund's net expense ratio increased from the prior fiscal year end as a result of a change in operating expenses.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Health Care Fund
Class A: GGHCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Health Care Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Health Care Fund (Class A)	$115	1.04%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, U.S. health care equities were up over 20% led by health care facilities, equipment and biotechnology. The Fund outperformed the S&P Composite 1500® Health Care Index primarily due to strong stock selection in health care equipment and pharmaceuticals, as well as an overweight allocation to health care facilities. These results were partially offset by weaker stock selection within the life science tools and services industry.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 21.31%. For the same time period, the S&P Composite 1500® Health Care Index returned 20.04%.
What contributed to performance?
Eli Lilly and Co. | Eli Lilly is a large-cap pharmaceutical company that makes drugs to treat Alzheimer’s, cancer, diabetes, obesity, pain and autoimmune diseases. The company posted better-than-expected earnings and raised its 2024 guidance due to continued success and expansion of its obesity treatments.
Boston Scientific Corp. | Boston Scientific makes surgical devices and medical equipment to treat cardiovascular, gastrointestinal and pulmonological conditions. The company reported better-than-expected organic growth in its cardiovascular segment, driven by strength in FARAPULSE, its recently launched pulsed field ablation system.
What detracted from performance?
Humana | Humana provides Medicare and Medicaid health insurance and prescription services. The stock declined after the company’s announcement of a worse-than-expected medical loss ratio driven by higher-than-expected utilization of its Medicare Advantage plans. We exited our position during the fiscal year.
Elevance Health, Inc. | Elevance Health provides health care insurance across a collection of brands and end markets, including Anthem Blue Cross and Blue Shield, Wellpoint, and Carelon. The stock declined after the company reported a higher-than-expected medical loss ratio in its Medicaid business, which negatively impacted both third quarter results and forward guidance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Health Care Fund (Class A) —including sales charge	14.65%	6.05%	5.35%
Invesco Health Care Fund (Class A) —excluding sales charge	21.31%	7.25%	5.95%
S&P Composite 1500® Health Care Index	20.04%	10.81%	10.06%
MSCI World Health Care Index (Net)	19.94%	9.44%	8.17%
MSCI World Index (Net)	33.68%	12.03%	9.78%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,310,232,392%
Total number of portfolio holdings	$82%
Total advisory fees paid	$8,373,997%
Portfolio turnover rate	$56%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Eli Lilly and Co.	9.23%
Boston Scientific Corp.	6.94%
UnitedHealth Group, Inc.	5.91%
Intuitive Surgical, Inc.	4.90%
Danaher Corp.	4.26%
AbbVie, Inc.	4.16%
Vertex Pharmaceuticals, Inc.	4.08%
Thermo Fisher Scientific, Inc.	3.42%
AstraZeneca PLC, ADR	3.39%
HCA Healthcare, Inc.	2.96%
* Excluding money market fund holdings, if any.
Industry allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Health Care Fund
Class C: GTHCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Health Care Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Health Care Fund (Class C)	$197	1.79%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, U.S. health care equities were up over 20% led by health care facilities, equipment and biotechnology. The Fund outperformed the S&P Composite 1500® Health Care Index primarily due to strong stock selection in health care equipment and pharmaceuticals, as well as an overweight allocation to health care facilities. These results were partially offset by weaker stock selection within the life science tools and services industry.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 20.44%. For the same time period, the S&P Composite 1500® Health Care Index returned 20.04%.
What contributed to performance?
Eli Lilly and Co. | Eli Lilly is a large-cap pharmaceutical company that makes drugs to treat Alzheimer’s, cancer, diabetes, obesity, pain and autoimmune diseases. The company posted better-than-expected earnings and raised its 2024 guidance due to continued success and expansion of its obesity treatments.
Boston Scientific Corp. | Boston Scientific makes surgical devices and medical equipment to treat cardiovascular, gastrointestinal and pulmonological conditions. The company reported better-than-expected organic growth in its cardiovascular segment, driven by strength in FARAPULSE, its recently launched pulsed field ablation system.
What detracted from performance?
Humana | Humana provides Medicare and Medicaid health insurance and prescription services. The stock declined after the company’s announcement of a worse-than-expected medical loss ratio driven by higher-than-expected utilization of its Medicare Advantage plans. We exited our position during the fiscal year.
Elevance Health, Inc. | Elevance Health provides health care insurance across a collection of brands and end markets, including Anthem Blue Cross and Blue Shield, Wellpoint, and Carelon. The stock declined after the company reported a higher-than-expected medical loss ratio in its Medicaid business, which negatively impacted both third quarter results and forward guidance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Health Care Fund (Class C) —including sales charge	19.44%	6.46%	5.32%
Invesco Health Care Fund (Class C) —excluding sales charge	20.44%	6.46%	5.32%
S&P Composite 1500® Health Care Index	20.04%	10.81%	10.06%
MSCI World Health Care Index (Net)	19.94%	9.44%	8.17%
MSCI World Index (Net)	33.68%	12.03%	9.78%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,310,232,392%
Total number of portfolio holdings	$82%
Total advisory fees paid	$8,373,997%
Portfolio turnover rate	$56%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Eli Lilly and Co.	9.23%
Boston Scientific Corp.	6.94%
UnitedHealth Group, Inc.	5.91%
Intuitive Surgical, Inc.	4.90%
Danaher Corp.	4.26%
AbbVie, Inc.	4.16%
Vertex Pharmaceuticals, Inc.	4.08%
Thermo Fisher Scientific, Inc.	3.42%
AstraZeneca PLC, ADR	3.39%
HCA Healthcare, Inc.	2.96%
* Excluding money market fund holdings, if any.
Industry allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Health Care Fund
Class Y: GGHYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Health Care Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Health Care Fund (Class Y)	$88	0.79%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, U.S. health care equities were up over 20% led by health care facilities, equipment and biotechnology. The Fund outperformed the S&P Composite 1500® Health Care Index primarily due to strong stock selection in health care equipment and pharmaceuticals, as well as an overweight allocation to health care facilities. These results were partially offset by weaker stock selection within the life science tools and services industry.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 21.61%. For the same time period, the S&P Composite 1500® Health Care Index returned 20.04%.
What contributed to performance?
Eli Lilly and Co. | Eli Lilly is a large-cap pharmaceutical company that makes drugs to treat Alzheimer’s, cancer, diabetes, obesity, pain and autoimmune diseases. The company posted better-than-expected earnings and raised its 2024 guidance due to continued success and expansion of its obesity treatments.
Boston Scientific Corp. | Boston Scientific makes surgical devices and medical equipment to treat cardiovascular, gastrointestinal and pulmonological conditions. The company reported better-than-expected organic growth in its cardiovascular segment, driven by strength in FARAPULSE, its recently launched pulsed field ablation system.
What detracted from performance?
Humana | Humana provides Medicare and Medicaid health insurance and prescription services. The stock declined after the company’s announcement of a worse-than-expected medical loss ratio driven by higher-than-expected utilization of its Medicare Advantage plans. We exited our position during the fiscal year.
Elevance Health, Inc. | Elevance Health provides health care insurance across a collection of brands and end markets, including Anthem Blue Cross and Blue Shield, Wellpoint, and Carelon. The stock declined after the company reported a higher-than-expected medical loss ratio in its Medicaid business, which negatively impacted both third quarter results and forward guidance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Health Care Fund (Class Y)	21.61%	7.53%	6.21%
S&P Composite 1500® Health Care Index	20.04%	10.81%	10.06%
MSCI World Health Care Index (Net)	19.94%	9.44%	8.17%
MSCI World Index (Net)	33.68%	12.03%	9.78%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,310,232,392%
Total number of portfolio holdings	$82%
Total advisory fees paid	$8,373,997%
Portfolio turnover rate	$56%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Eli Lilly and Co.	9.23%
Boston Scientific Corp.	6.94%
UnitedHealth Group, Inc.	5.91%
Intuitive Surgical, Inc.	4.90%
Danaher Corp.	4.26%
AbbVie, Inc.	4.16%
Vertex Pharmaceuticals, Inc.	4.08%
Thermo Fisher Scientific, Inc.	3.42%
AstraZeneca PLC, ADR	3.39%
HCA Healthcare, Inc.	2.96%
* Excluding money market fund holdings, if any.
Industry allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Health Care Fund
Investor Class: GTHIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Health Care Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Health Care Fund (Investor Class)	$115	1.04%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, U.S. health care equities were up over 20% led by health care facilities, equipment and biotechnology. The Fund outperformed the S&P Composite 1500® Health Care Index primarily due to strong stock selection in health care equipment and pharmaceuticals, as well as an overweight allocation to health care facilities. These results were partially offset by weaker stock selection within the life science tools and services industry.
• For the fiscal year ended October 31, 2024, Investor Class shares of the Fund returned 21.30%. For the same time period, the S&P Composite 1500® Health Care Index returned 20.04%.
What contributed to performance?
Eli Lilly and Co. | Eli Lilly is a large-cap pharmaceutical company that makes drugs to treat Alzheimer’s, cancer, diabetes, obesity, pain and autoimmune diseases. The company posted better-than-expected earnings and raised its 2024 guidance due to continued success and expansion of its obesity treatments.
Boston Scientific Corp. | Boston Scientific makes surgical devices and medical equipment to treat cardiovascular, gastrointestinal and pulmonological conditions. The company reported better-than-expected organic growth in its cardiovascular segment, driven by strength in FARAPULSE, its recently launched pulsed field ablation system.
What detracted from performance?
Humana | Humana provides Medicare and Medicaid health insurance and prescription services. The stock declined after the company’s announcement of a worse-than-expected medical loss ratio driven by higher-than-expected utilization of its Medicare Advantage plans. We exited our position during the fiscal year.
Elevance Health, Inc. | Elevance Health provides health care insurance across a collection of brands and end markets, including Anthem Blue Cross and Blue Shield, Wellpoint, and Carelon. The stock declined after the company reported a higher-than-expected medical loss ratio in its Medicaid business, which negatively impacted both third quarter results and forward guidance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Health Care Fund (Investor Class)	21.30%	7.25%	5.95%
S&P Composite 1500® Health Care Index	20.04%	10.81%	10.06%
MSCI World Health Care Index (Net)	19.94%	9.44%	8.17%
MSCI World Index (Net)	33.68%	12.03%	9.78%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,310,232,392%
Total number of portfolio holdings	$82%
Total advisory fees paid	$8,373,997%
Portfolio turnover rate	$56%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Eli Lilly and Co.	9.23%
Boston Scientific Corp.	6.94%
UnitedHealth Group, Inc.	5.91%
Intuitive Surgical, Inc.	4.90%
Danaher Corp.	4.26%
AbbVie, Inc.	4.16%
Vertex Pharmaceuticals, Inc.	4.08%
Thermo Fisher Scientific, Inc.	3.42%
AstraZeneca PLC, ADR	3.39%
HCA Healthcare, Inc.	2.96%
* Excluding money market fund holdings, if any.
Industry allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Health Care Fund
Class R6: GGHSX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Health Care Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Health Care Fund (Class R6)	$78	0.70%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, U.S. health care equities were up over 20% led by health care facilities, equipment and biotechnology. The Fund outperformed the S&P Composite 1500® Health Care Index primarily due to strong stock selection in health care equipment and pharmaceuticals, as well as an overweight allocation to health care facilities. These results were partially offset by weaker stock selection within the life science tools and services industry.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 21.74%. For the same time period, the S&P Composite 1500® Health Care Index returned 20.04%.
What contributed to performance?
Eli Lilly and Co. | Eli Lilly is a large-cap pharmaceutical company that makes drugs to treat Alzheimer’s, cancer, diabetes, obesity, pain and autoimmune diseases. The company posted better-than-expected earnings and raised its 2024 guidance due to continued success and expansion of its obesity treatments.
Boston Scientific Corp. | Boston Scientific makes surgical devices and medical equipment to treat cardiovascular, gastrointestinal and pulmonological conditions. The company reported better-than-expected organic growth in its cardiovascular segment, driven by strength in FARAPULSE, its recently launched pulsed field ablation system.
What detracted from performance?
Humana | Humana provides Medicare and Medicaid health insurance and prescription services. The stock declined after the company’s announcement of a worse-than-expected medical loss ratio driven by higher-than-expected utilization of its Medicare Advantage plans. We exited our position during the fiscal year.
Elevance Health, Inc. | Elevance Health provides health care insurance across a collection of brands and end markets, including Anthem Blue Cross and Blue Shield, Wellpoint, and Carelon. The stock declined after the company reported a higher-than-expected medical loss ratio in its Medicaid business, which negatively impacted both third quarter results and forward guidance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Health Care Fund (Class R6)	21.74%	7.62%	6.21%
S&P Composite 1500® Health Care Index	20.04%	10.81%	10.06%
MSCI World Health Care Index (Net)	19.94%	9.44%	8.17%
MSCI World Index (Net)	33.68%	12.03%	9.78%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,310,232,392%
Total number of portfolio holdings	$82%
Total advisory fees paid	$8,373,997%
Portfolio turnover rate	$56%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Eli Lilly and Co.	9.23%
Boston Scientific Corp.	6.94%
UnitedHealth Group, Inc.	5.91%
Intuitive Surgical, Inc.	4.90%
Danaher Corp.	4.26%
AbbVie, Inc.	4.16%
Vertex Pharmaceuticals, Inc.	4.08%
Thermo Fisher Scientific, Inc.	3.42%
AstraZeneca PLC, ADR	3.39%
HCA Healthcare, Inc.	2.96%
* Excluding money market fund holdings, if any.
Industry allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco International Bond Fund
Class A: OIBAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco International Bond Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Bond Fund (Class A)	$108	1.04%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, the international fixed income market broadly benefited from an environment of global growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 8.28%. For the same time period, Custom Invesco International Bond Index returned of 10.42%.
What contributed to performance?
Credit Exposure | The top contributors to relative return were credit exposures in the European Union and UK.
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and South African rand.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in the European Union and South Africa.
What detracted from performance?
Credit Exposure | The top detractors to relative return were credit exposures in Argentina and Italy.
Foreign Currency Exposure | The top detractors to relative return were positioning in the Japanese yen and Brazilian real.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in Argentina and China.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Bond Fund (Class A) —including sales charge	3.78%	(2.26)%	0.11%)
Invesco International Bond Fund (Class A) —excluding sales charge	8.28%	(1.39)%	0.55%)
FTSE Non-U.S. Dollar World Government Bond Index	8.36%	(4.41)%	(1.45)%
Custom Invesco International Bond Index	10.42%	(2.32)%	(0.07)%
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index	8.76%	(0.92)%	(0.06)%
JP Morgan EMBI Global Diversified Index	18.16%	0.47%)	2.92%)
Bloomberg Global Aggregate ex-U.S. Index	8.65%	(2.87)%	(0.85)%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer International Bond Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the FTSE Non-U.S. Dollar World Government Bond Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,056,783,345%
Total number of portfolio holdings	$448%
Total advisory fees paid	$6,241,844%
Portfolio turnover rate	$102%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Spain Government Bond, 2.80%, 05/31/2026	5.27%
Australia Government Bond, Series 142, 4.25%, 04/21/2026	5.21%
United Kingdom Gilt, 3.50%, 10/22/2025	5.19%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	4.19%
Peru Government Bond, 6.15%, 08/12/2032	3.92%
Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	3.85%
U.S. Treasury Bills, 4.51%, 01/30/2025	3.75%
U.S. Treasury Bills, 4.78%, 01/30/2025	3.70%
Colombian TES, Series B, 7.75%, 09/18/2030	3.35%
Province of Quebec, 5.35%, 06/01/2025	1.99%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco International Bond Fund
Class C: OIBCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco International Bond Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Bond Fund (Class C)	$186	1.79%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, the international fixed income market broadly benefited from an environment of global growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 7.50%. For the same time period, Custom Invesco International Bond Index returned of 10.42%.
What contributed to performance?
Credit Exposure | The top contributors to relative return were credit exposures in the European Union and UK.
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and South African rand.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in the European Union and South Africa.
What detracted from performance?
Credit Exposure | The top detractors to relative return were credit exposures in Argentina and Italy.
Foreign Currency Exposure | The top detractors to relative return were positioning in the Japanese yen and Brazilian real.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in Argentina and China.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Bond Fund (Class C) —including sales charge	6.50%	(2.15)%	(0.07)%
Invesco International Bond Fund (Class C) —excluding sales charge	7.50%	(2.15)%	(0.07)%
FTSE Non-U.S. Dollar World Government Bond Index	8.36%	(4.41)%	(1.45)%
Custom Invesco International Bond Index	10.42%	(2.32)%	(0.07)%
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index	8.76%	(0.92)%	(0.06)%
JP Morgan EMBI Global Diversified Index	18.16%	0.47%)	2.92%)
Bloomberg Global Aggregate ex-U.S. Index	8.65%	(2.87)%	(0.85)%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer International Bond Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the FTSE Non-U.S. Dollar World Government Bond Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,056,783,345%
Total number of portfolio holdings	$448%
Total advisory fees paid	$6,241,844%
Portfolio turnover rate	$102%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Spain Government Bond, 2.80%, 05/31/2026	5.27%
Australia Government Bond, Series 142, 4.25%, 04/21/2026	5.21%
United Kingdom Gilt, 3.50%, 10/22/2025	5.19%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	4.19%
Peru Government Bond, 6.15%, 08/12/2032	3.92%
Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	3.85%
U.S. Treasury Bills, 4.51%, 01/30/2025	3.75%
U.S. Treasury Bills, 4.78%, 01/30/2025	3.70%
Colombian TES, Series B, 7.75%, 09/18/2030	3.35%
Province of Quebec, 5.35%, 06/01/2025	1.99%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco International Bond Fund
Class R: OIBNX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco International Bond Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Bond Fund (Class R)	$134	1.29%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, the international fixed income market broadly benefited from an environment of global growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class R shares of the Fund returned 8.28%. For the same time period, Custom Invesco International Bond Index returned 10.42%.
What contributed to performance?
Credit Exposure | The top contributors to relative return were credit exposures in the European Union and UK.
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and South African rand.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in the European Union and South Africa.
What detracted from performance?
Credit Exposure | The top detractors to relative return were credit exposures in Argentina and Italy.
Foreign Currency Exposure | The top detractors to relative return were positioning in the Japanese yen and Brazilian real.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in Argentina and China.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Bond Fund (Class R)	8.28%	(1.65)%	0.29%)
FTSE Non-U.S. Dollar World Government Bond Index	8.36%	(4.41)%	(1.45)%
Custom Invesco International Bond Index	10.42%	(2.32)%	(0.07)%
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index	8.76%	(0.92)%	(0.06)%
JP Morgan EMBI Global Diversified Index	18.16%	0.47%)	2.92%)
Bloomberg Global Aggregate ex-U.S. Index	8.65%	(2.87)%	(0.85)%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer International Bond Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the FTSE Non-U.S. Dollar World Government Bond Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,056,783,345%
Total number of portfolio holdings	$448%
Total advisory fees paid	$6,241,844%
Portfolio turnover rate	$102%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Spain Government Bond, 2.80%, 05/31/2026	5.27%
Australia Government Bond, Series 142, 4.25%, 04/21/2026	5.21%
United Kingdom Gilt, 3.50%, 10/22/2025	5.19%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	4.19%
Peru Government Bond, 6.15%, 08/12/2032	3.92%
Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	3.85%
U.S. Treasury Bills, 4.51%, 01/30/2025	3.75%
U.S. Treasury Bills, 4.78%, 01/30/2025	3.70%
Colombian TES, Series B, 7.75%, 09/18/2030	3.35%
Province of Quebec, 5.35%, 06/01/2025	1.99%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco International Bond Fund
Class Y: OIBYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco International Bond Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Bond Fund (Class Y)	$82	0.79%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, the international fixed income market broadly benefited from an environment of global growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class Y shares of the Fund returned 8.81%. For the same time period, Custom Invesco International Bond Index returned 10.42%.
What contributed to performance?
Credit Exposure | The top contributors to relative return were credit exposures in the European Union and UK.
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and South African rand.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in the European Union and South Africa.
What detracted from performance?
Credit Exposure | The top detractors to relative return were credit exposures in Argentina and Italy.
Foreign Currency Exposure | The top detractors to relative return were positioning in the Japanese yen and Brazilian real.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in Argentina and China.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Bond Fund (Class Y)	8.81%	(1.14)%	0.80%)
FTSE Non-U.S. Dollar World Government Bond Index	8.36%	(4.41)%	(1.45)%
Custom Invesco International Bond Index	10.42%	(2.32)%	(0.07)%
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index	8.76%	(0.92)%	(0.06)%
JP Morgan EMBI Global Diversified Index	18.16%	0.47%)	2.92%)
Bloomberg Global Aggregate ex-U.S. Index	8.65%	(2.87)%	(0.85)%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer International Bond Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the FTSE Non-U.S. Dollar World Government Bond Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,056,783,345%
Total number of portfolio holdings	$448%
Total advisory fees paid	$6,241,844%
Portfolio turnover rate	$102%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Spain Government Bond, 2.80%, 05/31/2026	5.27%
Australia Government Bond, Series 142, 4.25%, 04/21/2026	5.21%
United Kingdom Gilt, 3.50%, 10/22/2025	5.19%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	4.19%
Peru Government Bond, 6.15%, 08/12/2032	3.92%
Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	3.85%
U.S. Treasury Bills, 4.51%, 01/30/2025	3.75%
U.S. Treasury Bills, 4.78%, 01/30/2025	3.70%
Colombian TES, Series B, 7.75%, 09/18/2030	3.35%
Province of Quebec, 5.35%, 06/01/2025	1.99%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco International Bond Fund
Class R5: INBQX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco International Bond Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Bond Fund (Class R5)	$82	0.79%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, the international fixed income market broadly benefited from an environment of global growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class R5 shares of the Fund returned 8.56%. For the same time period, Custom Invesco International Bond Index returned 10.42%.
What contributed to performance?
Credit Exposure | The top contributors to relative return were credit exposures in the European Union and UK.
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and South African rand.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in the European Union and South Africa.
What detracted from performance?
Credit Exposure | The top detractors to relative return were credit exposures in Argentina and Italy.
Foreign Currency Exposure | The top detractors to relative return were positioning in the Japanese yen and Brazilian real.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in Argentina and China.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Bond Fund (Class R5)	8.56%	(1.08)%	0.71%)
FTSE Non-U.S. Dollar World Government Bond Index	8.36%	(4.41)%	(1.45)%
Custom Invesco International Bond Index	10.42%	(2.32)%	(0.07)%
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index	8.76%	(0.92)%	(0.06)%
JP Morgan EMBI Global Diversified Index	18.16%	0.47%)	2.92%)
Bloomberg Global Aggregate ex-U.S. Index	8.65%	(2.87)%	(0.85)%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer International Bond Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the FTSE Non-U.S. Dollar World Government Bond Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,056,783,345%
Total number of portfolio holdings	$448%
Total advisory fees paid	$6,241,844%
Portfolio turnover rate	$102%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Spain Government Bond, 2.80%, 05/31/2026	5.27%
Australia Government Bond, Series 142, 4.25%, 04/21/2026	5.21%
United Kingdom Gilt, 3.50%, 10/22/2025	5.19%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	4.19%
Peru Government Bond, 6.15%, 08/12/2032	3.92%
Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	3.85%
U.S. Treasury Bills, 4.51%, 01/30/2025	3.75%
U.S. Treasury Bills, 4.78%, 01/30/2025	3.70%
Colombian TES, Series B, 7.75%, 09/18/2030	3.35%
Province of Quebec, 5.35%, 06/01/2025	1.99%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco International Bond Fund
Class R6: OIBIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco International Bond Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Bond Fund (Class R6)	$80	0.77%
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, the international fixed income market broadly benefited from an environment of global growth, continued disinflation and easing financial conditions, despite heightened political uncertainty amidst a wide array of elections globally. Importantly, the US Federal Reserve and other developed market central banks pivoted to monetary easing, which gave emerging market central banks more confidence in responding to their domestic conditions. We believe diverging inflation and growth dynamics across economies create compelling opportunities.
• For the fiscal year ended, October 31, 2024, Class R6 shares of the Fund returned 8.60%. For the same time period, Custom Invesco International Bond Index returned 10.42%.
What contributed to performance?
Credit Exposure | The top contributors to relative return were credit exposures in the European Union and UK.
Foreign Currency Exposure | The top contributors to relative return were positioning in the Turkish lira and South African rand.
Interest Rate Positioning | The top contributors to relative return were interest rate positioning in the European Union and South Africa.
What detracted from performance?
Credit Exposure | The top detractors to relative return were credit exposures in Argentina and Italy.
Foreign Currency Exposure | The top detractors to relative return were positioning in the Japanese yen and Brazilian real.
Interest Rate Positioning | The top detractors to relative return were interest rate positioning in Argentina and China.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Bond Fund (Class R6)	8.60%	(1.09)%	0.92%)
FTSE Non-U.S. Dollar World Government Bond Index	8.36%	(4.41)%	(1.45)%
Custom Invesco International Bond Index	10.42%	(2.32)%	(0.07)%
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index	8.76%	(0.92)%	(0.06)%
JP Morgan EMBI Global Diversified Index	18.16%	0.47%)	2.92%)
Bloomberg Global Aggregate ex-U.S. Index	8.65%	(2.87)%	(0.85)%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer International Bond Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the FTSE Non-U.S. Dollar World Government Bond Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$1,056,783,345%
Total number of portfolio holdings	$448%
Total advisory fees paid	$6,241,844%
Portfolio turnover rate	$102%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Spain Government Bond, 2.80%, 05/31/2026	5.27%
Australia Government Bond, Series 142, 4.25%, 04/21/2026	5.21%
United Kingdom Gilt, 3.50%, 10/22/2025	5.19%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	4.19%
Peru Government Bond, 6.15%, 08/12/2032	3.92%
Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	3.85%
U.S. Treasury Bills, 4.51%, 01/30/2025	3.75%
U.S. Treasury Bills, 4.78%, 01/30/2025	3.70%
Colombian TES, Series B, 7.75%, 09/18/2030	3.35%
Province of Quebec, 5.35%, 06/01/2025	1.99%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Macro Allocation Strategy Fund
Class A: GMSDX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Macro Allocation Strategy Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Macro Allocation Strategy Fund (Class A)	$142	1.39%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 3.71%. For the same time period, the Bloomberg 3-month Treasury Bellwether Index returned 5.43%.
What contributed to performance?
Diversified Defensive Exposures  | The Fund’s diversified defensive component contributed to results in aggregate due to the long-only exposure to government bonds and the optimized commodity futures roll strategy.
Long Exposure to Global Equities | The Fund’s long exposure to global equity market indices during the period also contributed to results. Japanese equities were the top contributor, driven by investor-friendly corporate reforms and government incentives.
What detracted from performance?
Adaptive Positioning | The Fund's adaptive positioning as a whole detracted from performance due to losses from exposure to government bonds and commodities. Bonds and commodities oscillated during the period, making month-to-month positioning a challenge.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Macro Allocation Strategy Fund (Class A) —including sales charge	(1.97)%	(1.97)%	0.78%
Invesco Macro Allocation Strategy Fund (Class A) —excluding sales charge	3.71%)	(0.86)%	1.35%
Bloomberg 3-month Treasury Bellwether Index	5.43%)	2.40%)	1.72%
Bloomberg U.S. Aggregate Bond Index	10.55%)	(0.23)%	1.49%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Bloomberg 3-month Treasury Bellwether Index to the Bloomberg U.S. Aggregate Bond Index to reflect that the Bloomberg U.S. Aggregate Bond Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$157,013,598%
Total number of portfolio holdings	$73%
Total advisory fees paid	$1,450,445%
Portfolio turnover rate	$76%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Notional asset
weights
Asset Class	Notional Asset Weights
Equities	42.01%
Fixed Income	67.19
Commodities	42.04
Options	12.69
Total	163.93%
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held December 10-11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 17, 2025. The Fund will liquidate on or about March 20, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Macro Allocation Strategy Fund
Class C: GMSEX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Macro Allocation Strategy Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Macro Allocation Strategy Fund (Class C)	$217	2.14%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 2.97%. For the same time period, the Bloomberg 3-month Treasury Bellwether Index returned 5.43%.
What contributed to performance?
Diversified Defensive Exposures  | The Fund’s diversified defensive component contributed to results in aggregate due to the long-only exposure to government bonds and the optimized commodity futures roll strategy.
Long Exposure to Global Equities | The Fund’s long exposure to global equity market indices during the period also contributed to results. Japanese equities were the top contributor, driven by investor-friendly corporate reforms and government incentives.
What detracted from performance?
Adaptive Positioning | The Fund's adaptive positioning as a whole detracted from performance due to losses from exposure to government bonds and commodities. Bonds and commodities oscillated during the period, making month-to-month positioning a challenge.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Macro Allocation Strategy Fund (Class C) —including sales charge	1.97%	(1.59)%	0.74%
Invesco Macro Allocation Strategy Fund (Class C) —excluding sales charge	2.97%	(1.59)%	0.74%
Bloomberg 3-month Treasury Bellwether Index	5.43%	2.40%)	1.72%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Bloomberg 3-month Treasury Bellwether Index to the Bloomberg U.S. Aggregate Bond Index to reflect that the Bloomberg U.S. Aggregate Bond Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$157,013,598%
Total number of portfolio holdings	$73%
Total advisory fees paid	$1,450,445%
Portfolio turnover rate	$76%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Notional asset
weights
Asset Class	Notional Asset Weights
Equities	42.01%
Fixed Income	67.19
Commodities	42.04
Options	12.69
Total	163.93%
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held December 10-11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 17, 2025. The Fund will liquidate on or about March 20, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Macro Allocation Strategy Fund
Class R: GMSJX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Macro Allocation Strategy Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Macro Allocation Strategy Fund (Class R)	$167	1.64%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 3.57%. For the same time period, the Bloomberg 3-month Treasury Bellwether Index returned 5.43%.
What contributed to performance?
Diversified Defensive Exposures  | The Fund’s diversified defensive component contributed to results in aggregate due to the long-only exposure to government bonds and the optimized commodity futures roll strategy.
Long Exposure to Global Equities | The Fund’s long exposure to global equity market indices during the period also contributed to results. Japanese equities were the top contributor, driven by investor-friendly corporate reforms and government incentives.
What detracted from performance?
Adaptive Positioning | The Fund's adaptive positioning as a whole detracted from performance due to losses from exposure to government bonds and commodities. Bonds and commodities oscillated during the period, making month-to-month positioning a challenge.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Macro Allocation Strategy Fund (Class R)	3.57%	(1.10)%	1.11%
Bloomberg 3-month Treasury Bellwether Index	5.43%	2.40%)	1.72%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Bloomberg 3-month Treasury Bellwether Index to the Bloomberg U.S. Aggregate Bond Index to reflect that the Bloomberg U.S. Aggregate Bond Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$157,013,598%
Total number of portfolio holdings	$73%
Total advisory fees paid	$1,450,445%
Portfolio turnover rate	$76%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Notional asset
weights
Asset Class	Notional Asset Weights
Equities	42.01%
Fixed Income	67.19
Commodities	42.04
Options	12.69
Total	163.93%
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held December 10-11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 17, 2025. The Fund will liquidate on or about March 20, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Macro Allocation Strategy Fund
Class Y: GMSHX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Macro Allocation Strategy Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Macro Allocation Strategy Fund (Class Y)	$116	1.14%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 4.07%. For the same time period, the Bloomberg 3-month Treasury Bellwether Index returned 5.43%.
What contributed to performance?
Diversified Defensive Exposures  | The Fund’s diversified defensive component contributed to results in aggregate due to the long-only exposure to government bonds and the optimized commodity futures roll strategy.
Long Exposure to Global Equities | The Fund’s long exposure to global equity market indices during the period also contributed to results. Japanese equities were the top contributor, driven by investor-friendly corporate reforms and government incentives.
What detracted from performance?
Adaptive Positioning | The Fund's adaptive positioning as a whole detracted from performance due to losses from exposure to government bonds and commodities. Bonds and commodities oscillated during the period, making month-to-month positioning a challenge.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Macro Allocation Strategy Fund (Class Y)	4.07%	(0.60)%	1.62%
Bloomberg 3-month Treasury Bellwether Index	5.43%	2.40%)	1.72%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Bloomberg 3-month Treasury Bellwether Index to the Bloomberg U.S. Aggregate Bond Index to reflect that the Bloomberg U.S. Aggregate Bond Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$157,013,598%
Total number of portfolio holdings	$73%
Total advisory fees paid	$1,450,445%
Portfolio turnover rate	$76%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Notional asset
weights
Asset Class	Notional Asset Weights
Equities	42.01%
Fixed Income	67.19
Commodities	42.04
Options	12.69
Total	163.93%
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held December 10-11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 17, 2025. The Fund will liquidate on or about March 20, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Macro Allocation Strategy Fund
Class R5: GMSKX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Macro Allocation Strategy Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Macro Allocation Strategy Fund (Class R5)	$116	1.14%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 4.07%. For the same time period, the Bloomberg 3-month Treasury Bellwether Index returned 5.43%.
What contributed to performance?
Diversified Defensive Exposures  | The Fund’s diversified defensive component contributed to results in aggregate due to the long-only exposure to government bonds and the optimized commodity futures roll strategy.
Long Exposure to Global Equities | The Fund’s long exposure to global equity market indices during the period also contributed to results. Japanese equities were the top contributor, driven by investor-friendly corporate reforms and government incentives.
What detracted from performance?
Adaptive Positioning | The Fund's adaptive positioning as a whole detracted from performance due to losses from exposure to government bonds and commodities. Bonds and commodities oscillated during the period, making month-to-month positioning a challenge.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Macro Allocation Strategy Fund (Class R5)	4.07%	(0.62)%	1.60%
Bloomberg 3-month Treasury Bellwether Index	5.43%	2.40%)	1.72%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Bloomberg 3-month Treasury Bellwether Index to the Bloomberg U.S. Aggregate Bond Index to reflect that the Bloomberg U.S. Aggregate Bond Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$157,013,598%
Total number of portfolio holdings	$73%
Total advisory fees paid	$1,450,445%
Portfolio turnover rate	$76%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Notional asset
weights
Asset Class	Notional Asset Weights
Equities	42.01%
Fixed Income	67.19
Commodities	42.04
Options	12.69
Total	163.93%
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held December 10-11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 17, 2025. The Fund will liquidate on or about March 20, 2025.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Macro Allocation Strategy Fund
Class R6: GMSLX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Macro Allocation Strategy Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Macro Allocation Strategy Fund (Class R6)	$116	1.14%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Commodities posted mixed performance; precious metals outperformed, while agricultural and energy commodities broadly struggled due to weaker demand. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 3.94%. For the same time period, the Bloomberg 3-month Treasury Bellwether Index returned 5.43%.
What contributed to performance?
Diversified Defensive Exposures  | The Fund’s diversified defensive component contributed to results in aggregate due to the long-only exposure to government bonds and the optimized commodity futures roll strategy.
Long Exposure to Global Equities | The Fund’s long exposure to global equity market indices during the period also contributed to results. Japanese equities were the top contributor, driven by investor-friendly corporate reforms and government incentives.
What detracted from performance?
Adaptive Positioning | The Fund's adaptive positioning as a whole detracted from performance due to losses from exposure to government bonds and commodities. Bonds and commodities oscillated during the period, making month-to-month positioning a challenge.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Macro Allocation Strategy Fund (Class R6)	3.94%	(0.62)%	1.59%
Bloomberg 3-month Treasury Bellwether Index	5.43%	2.40%)	1.72%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Effective December 15, 2023, the Fund changed its broad-based securities market benchmark from the Bloomberg 3-month Treasury Bellwether Index to the Bloomberg U.S. Aggregate Bond Index to reflect that the Bloomberg U.S. Aggregate Bond Index can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$157,013,598%
Total number of portfolio holdings	$73%
Total advisory fees paid	$1,450,445%
Portfolio turnover rate	$76%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Notional asset
weights
Asset Class	Notional Asset Weights
Equities	42.01%
Fixed Income	67.19
Commodities	42.04
Options	12.69
Total	163.93%
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held December 10-11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 17, 2025. The Fund will liquidate on or about March 20, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Multi-Asset Income Fund
Class A: PIAFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Multi-Asset Income Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Multi-Asset Income Fund (Class A)	$93	0.86%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 16.04%. For the same time period, the Custom Invesco Multi-Asset Income Index returned 19.38%.
What contributed to performance?
Strategic Exposures | The Fund's strategic equity exposures produced gains in aggregate through exposure to the S&P 500 Equal Weight Index (via a position in Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA). The Fund's investments in equity-linked notes (ELNs) also produced gains. Equity-linked notes are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents. The Fund's exposure to US preferred shares also positively contributed to performance. The Fund exited its investments in ELNs and US preferred shares during the period. The Fund’s strategic fixed income exposures produced gains across the board as markets reacted positively to easing monetary policy from a number of key central banks during the fiscal year.
What detracted from performance?
Tactical Positioning | The Fund’s adaptive monthly tactical positioning was a drag on performance during the fiscal year, due to positioning within fixed income. Most notable was the Fund's tactical positioning in UK Gilts and US Treasuries.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Multi-Asset Income Fund (Class A) —including sales charge	9.70%	(1.06)%	2.44%
Invesco Multi-Asset Income Fund (Class A) —excluding sales charge	16.04%	0.07%)	3.02%
Custom Invesco Multi-Asset Income Index	19.38%	4.80%)	4.97%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$979,544,176%
Total number of portfolio holdings	$762%
Total advisory fees paid	$4,560,250%
Portfolio turnover rate	$162%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Invesco S&P 500 Equal Weight Income Advantage ETF	25.02%
U.S. Treasury Bonds, 4.75%, 11/15/2053	12.60%
Invesco QQQ Income Advantage ETF	10.46%
Invesco MSCI EAFE Income Advantage ETF	10.30%
U.S. Treasury Notes, 2.88%, 05/31/2025	2.57%
U.S. Treasury Notes, 2.88%, 05/15/2028	2.50%
U.S. Treasury Notes, 4.50%, 04/15/2027	2.49%
U.S. Treasury Notes, 4.63%, 04/30/2029	2.36%
iShares J.P. Morgan USD Emerging Markets Bond ETF	1.62%
U.S. Treasury Notes, 1.25%, 12/31/2026	1.37%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Multi-Asset Income Fund
Class C: PICFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Multi-Asset Income Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Multi-Asset Income Fund (Class C)	$175	1.63%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 15.16%. For the same time period, the Custom Invesco Multi-Asset Income Index returned 19.38%.
What contributed to performance?
Strategic Exposures | The Fund's strategic equity exposures produced gains in aggregate through exposure to the S&P 500 Equal Weight Index (via a position in Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA). The Fund's investments in equity-linked notes (ELNs) also produced gains. Equity-linked notes are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents. The Fund's exposure to US preferred shares also positively contributed to performance. The Fund exited its investments in ELNs and US preferred shares during the period. The Fund’s strategic fixed income exposures produced gains across the board as markets reacted positively to easing monetary policy from a number of key central banks during the fiscal year.
What detracted from performance?
Tactical Positioning | The Fund’s adaptive monthly tactical positioning was a drag on performance during the fiscal year, due to positioning within fixed income. Most notable was the Fund's tactical positioning in UK Gilts and US Treasuries.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Multi-Asset Income Fund (Class C) —including sales charge	14.16%	(0.68)%	2.41%
Invesco Multi-Asset Income Fund (Class C) —excluding sales charge	15.16%	(0.68)%	2.41%
Custom Invesco Multi-Asset Income Index	19.38%	4.80%)	4.97%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$979,544,176%
Total number of portfolio holdings	$762%
Total advisory fees paid	$4,560,250%
Portfolio turnover rate	$162%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Invesco S&P 500 Equal Weight Income Advantage ETF	25.02%
U.S. Treasury Bonds, 4.75%, 11/15/2053	12.60%
Invesco QQQ Income Advantage ETF	10.46%
Invesco MSCI EAFE Income Advantage ETF	10.30%
U.S. Treasury Notes, 2.88%, 05/31/2025	2.57%
U.S. Treasury Notes, 2.88%, 05/15/2028	2.50%
U.S. Treasury Notes, 4.50%, 04/15/2027	2.49%
U.S. Treasury Notes, 4.63%, 04/30/2029	2.36%
iShares J.P. Morgan USD Emerging Markets Bond ETF	1.62%
U.S. Treasury Notes, 1.25%, 12/31/2026	1.37%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Multi-Asset Income Fund
Class R: PIRFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Multi-Asset Income Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Multi-Asset Income Fund (Class R)	$122	1.13%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 15.72%. For the same time period, the Custom Invesco Multi-Asset Income Index returned 19.38%.
What contributed to performance?
Strategic Exposures | The Fund's strategic equity exposures produced gains in aggregate through exposure to the S&P 500 Equal Weight Index (via a position in Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA). The Fund's investments in equity-linked notes (ELNs) also produced gains. Equity-linked notes are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents. The Fund's exposure to US preferred shares also positively contributed to performance. The Fund exited its investments in ELNs and US preferred shares during the period. The Fund’s strategic fixed income exposures produced gains across the board as markets reacted positively to easing monetary policy from a number of key central banks during the fiscal year.
What detracted from performance?
Tactical Positioning | The Fund’s adaptive monthly tactical positioning was a drag on performance during the fiscal year, due to positioning within fixed income. Most notable was the Fund's tactical positioning in UK Gilts and US Treasuries.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Multi-Asset Income Fund (Class R)	15.72%	(0.18)%	2.78%
Custom Invesco Multi-Asset Income Index	19.38%	4.80%)	4.97%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$979,544,176%
Total number of portfolio holdings	$762%
Total advisory fees paid	$4,560,250%
Portfolio turnover rate	$162%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Invesco S&P 500 Equal Weight Income Advantage ETF	25.02%
U.S. Treasury Bonds, 4.75%, 11/15/2053	12.60%
Invesco QQQ Income Advantage ETF	10.46%
Invesco MSCI EAFE Income Advantage ETF	10.30%
U.S. Treasury Notes, 2.88%, 05/31/2025	2.57%
U.S. Treasury Notes, 2.88%, 05/15/2028	2.50%
U.S. Treasury Notes, 4.50%, 04/15/2027	2.49%
U.S. Treasury Notes, 4.63%, 04/30/2029	2.36%
iShares J.P. Morgan USD Emerging Markets Bond ETF	1.62%
U.S. Treasury Notes, 1.25%, 12/31/2026	1.37%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Multi-Asset Income Fund
Class Y: PIYFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Multi-Asset Income Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Multi-Asset Income Fund (Class Y)	$68	0.63%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 16.30%. For the same time period, the Custom Invesco Multi-Asset Income Index returned 19.38%.
What contributed to performance?
Strategic Exposures | The Fund's strategic equity exposures produced gains in aggregate through exposure to the S&P 500 Equal Weight Index (via a position in Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA). The Fund's investments in equity-linked notes (ELNs) also produced gains. Equity-linked notes are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents. The Fund's exposure to US preferred shares also positively contributed to performance. The Fund exited its investments in ELNs and US preferred shares during the period. The Fund’s strategic fixed income exposures produced gains across the board as markets reacted positively to easing monetary policy from a number of key central banks during the fiscal year.
What detracted from performance?
Tactical Positioning | The Fund’s adaptive monthly tactical positioning was a drag on performance during the fiscal year, due to positioning within fixed income. Most notable was the Fund's tactical positioning in UK Gilts and US Treasuries.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Multi-Asset Income Fund (Class Y)	16.30%	0.33%)	3.28%
Custom Invesco Multi-Asset Income Index	19.38%	4.80%)	4.97%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$979,544,176%
Total number of portfolio holdings	$762%
Total advisory fees paid	$4,560,250%
Portfolio turnover rate	$162%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Invesco S&P 500 Equal Weight Income Advantage ETF	25.02%
U.S. Treasury Bonds, 4.75%, 11/15/2053	12.60%
Invesco QQQ Income Advantage ETF	10.46%
Invesco MSCI EAFE Income Advantage ETF	10.30%
U.S. Treasury Notes, 2.88%, 05/31/2025	2.57%
U.S. Treasury Notes, 2.88%, 05/15/2028	2.50%
U.S. Treasury Notes, 4.50%, 04/15/2027	2.49%
U.S. Treasury Notes, 4.63%, 04/30/2029	2.36%
iShares J.P. Morgan USD Emerging Markets Bond ETF	1.62%
U.S. Treasury Notes, 1.25%, 12/31/2026	1.37%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Multi-Asset Income Fund
Class R5: IPNFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Multi-Asset Income Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Multi-Asset Income Fund (Class R5)	$64	0.59%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 16.41%. For the same time period, the Custom Invesco Multi-Asset Income Index returned 19.38%.
What contributed to performance?
Strategic Exposures | The Fund's strategic equity exposures produced gains in aggregate through exposure to the S&P 500 Equal Weight Index (via a position in Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA). The Fund's investments in equity-linked notes (ELNs) also produced gains. Equity-linked notes are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents. The Fund's exposure to US preferred shares also positively contributed to performance. The Fund exited its investments in ELNs and US preferred shares during the period. The Fund’s strategic fixed income exposures produced gains across the board as markets reacted positively to easing monetary policy from a number of key central banks during the fiscal year.
What detracted from performance?
Tactical Positioning | The Fund’s adaptive monthly tactical positioning was a drag on performance during the fiscal year, due to positioning within fixed income. Most notable was the Fund's tactical positioning in UK Gilts and US Treasuries.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Multi-Asset Income Fund (Class R5)	16.41%	0.31%)	3.29%
Custom Invesco Multi-Asset Income Index	19.38%	4.80%)	4.97%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$979,544,176%
Total number of portfolio holdings	$762%
Total advisory fees paid	$4,560,250%
Portfolio turnover rate	$162%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Invesco S&P 500 Equal Weight Income Advantage ETF	25.02%
U.S. Treasury Bonds, 4.75%, 11/15/2053	12.60%
Invesco QQQ Income Advantage ETF	10.46%
Invesco MSCI EAFE Income Advantage ETF	10.30%
U.S. Treasury Notes, 2.88%, 05/31/2025	2.57%
U.S. Treasury Notes, 2.88%, 05/15/2028	2.50%
U.S. Treasury Notes, 4.50%, 04/15/2027	2.49%
U.S. Treasury Notes, 4.63%, 04/30/2029	2.36%
iShares J.P. Morgan USD Emerging Markets Bond ETF	1.62%
U.S. Treasury Notes, 1.25%, 12/31/2026	1.37%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Multi-Asset Income Fund
Class R6: PIFFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Multi-Asset Income Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Multi-Asset Income Fund (Class R6)	$60	0.55%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets and more limited gains for fixed income markets. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 16.40%. For the same time period, the Custom Invesco Multi-Asset Income Index returned 19.38%.
What contributed to performance?
Strategic Exposures | The Fund's strategic equity exposures produced gains in aggregate through exposure to the S&P 500 Equal Weight Index (via a position in Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA). The Fund's investments in equity-linked notes (ELNs) also produced gains. Equity-linked notes are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents. The Fund's exposure to US preferred shares also positively contributed to performance. The Fund exited its investments in ELNs and US preferred shares during the period. The Fund’s strategic fixed income exposures produced gains across the board as markets reacted positively to easing monetary policy from a number of key central banks during the fiscal year.
What detracted from performance?
Tactical Positioning | The Fund’s adaptive monthly tactical positioning was a drag on performance during the fiscal year, due to positioning within fixed income. Most notable was the Fund's tactical positioning in UK Gilts and US Treasuries.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Multi-Asset Income Fund (Class R6)	16.40%	0.39%)	3.32%
Custom Invesco Multi-Asset Income Index	19.38%	4.80%)	4.97%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$979,544,176%
Total number of portfolio holdings	$762%
Total advisory fees paid	$4,560,250%
Portfolio turnover rate	$162%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Invesco S&P 500 Equal Weight Income Advantage ETF	25.02%
U.S. Treasury Bonds, 4.75%, 11/15/2053	12.60%
Invesco QQQ Income Advantage ETF	10.46%
Invesco MSCI EAFE Income Advantage ETF	10.30%
U.S. Treasury Notes, 2.88%, 05/31/2025	2.57%
U.S. Treasury Notes, 2.88%, 05/15/2028	2.50%
U.S. Treasury Notes, 4.50%, 04/15/2027	2.49%
U.S. Treasury Notes, 4.63%, 04/30/2029	2.36%
iShares J.P. Morgan USD Emerging Markets Bond ETF	1.62%
U.S. Treasury Notes, 1.25%, 12/31/2026	1.37%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. The Code was revised to include PEOs and PFOs of certain Invesco exchange traded funds, previously covered by a separate code of ethics. There were no waivers for the fiscal year ended October 31, 2024.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Anthony J. LaCava, Jr. Anthony J. LaCava, Jr. is "independent" within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2024	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2023

Audit Fees	$ 866,608	$ 878,829
Audit-Related Fees(1)	$ 13,992	$ 11,000
Tax Fees(2)	$ 306,569	$ 473,470
All Other Fees	$ 0	$ 0
Total Fees	$ 1,187,169	$ 1,363,299
(1)	Audit-Related Fees for the fiscal years ended 2024 and 2023 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended 2024 and 2023 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 1,134,000	$ 1,067,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 1,134 ,000	$ 1,067,000

(1) Audit-Related Fees for the fiscal years ended 2024 and 2023 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval.  These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds.  Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings.  Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

·	Management functions;
·	Human resources;
·	Broker-dealer, investment adviser, or investment banking services;
·	Legal services;
·	Expert services unrelated to the audit;
·	Any service or product provided for a contingent fee or a commission;
·	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
·	Tax services for persons in financial reporting oversight roles at the Fund; and
·	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

·	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
·	Financial information systems design and implementation;
·	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
·	Actuarial services; and
·	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)  In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,466,000 for the fiscal year ended October 31, 2024 and $6,507,000 for the fiscal year ended October 31, 2023. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,906,569 for the fiscal year ended October 31, 2024 and $8,047,470 for the fiscal year ended October 31, 2023.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not applicable.

(j) Not applicable.

1	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Annual Financial Statements and Other Information	October 31, 2024
Invesco Balanced-Risk Allocation Fund
Nasdaq:
A: ABRZX ■ C: ABRCX ■ R: ABRRX ■ Y: ABRYX ■ R5: ABRIX ■ R6: ALLFX

2	Consolidated Schedule of Investments
13	Consolidated Financial Statements
16	Consolidated Financial Highlights
17	Notes to Consolidated Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Approval of Investment Advisory and Sub-Advisory Contracts
30	Tax Information
31	Other Information Required in Form N-CSR (Items 8-11)

Consolidated Schedule of Investments
October 31, 2024
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–27.11%
U.S. Treasury Floating Rate Notes–27.11%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.20%)(a)	4.69%	01/31/2025	$ 15,500	$ 15,503,985
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.25%)(a)	4.74%	01/31/2026	102,100	102,149,261
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(a)	4.64%	04/30/2026	100,300	100,225,848
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.18%)(a)	4.67%	07/31/2026	93,000	92,965,498
Total U.S. Treasury Securities (Cost $310,900,310)				310,844,592
		Expiration Date
Commodity-Linked Securities–6.20%
Bank of Montreal, Commodity-Linked Notes (linked to the S&P GSCI Aluminum Dynamic Roll Index) (Canada)(b)(c)		07/25/2025	13,800	13,707,573
Canadian Imperial Bank of Commerce, EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Gold Standard Roll Excess Return Index) (Canada)(b)(c)		07/08/2025	14,700	20,484,284
Canadian Imperial Bank of Commerce, EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Silver Index) (Canada)(b)(c)		07/08/2025	14,300	16,050,625
Royal Bank of Canada, Commodity-Linked Notes (linked to the RBC Enhanced Copper 2x Index) (Canada)(b)(c)		07/11/2025	22,200	20,885,736
Total Commodity-Linked Securities (Cost $65,000,000)				71,128,218
			Shares
Money Market Funds–56.59%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(d)(e)			158,269,511	158,269,511
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Agency Class, 5.04%(d)(e)			110,226,460	110,226,460
Invesco Treasury Obligations Portfolio, Institutional Class, 4.69%(d)(e)			336,300,000	336,300,000
Invesco Treasury Portfolio, Institutional Class, 4.73%(d)(e)			44,106,515	44,106,515
Total Money Market Funds (Cost $648,902,486)				648,902,486

Options Purchased–0.82%
(Cost $15,565,809)(f)				9,390,464
TOTAL INVESTMENTS IN SECURITIES–90.72% (Cost $1,040,368,605)				1,040,265,760
OTHER ASSETS LESS LIABILITIES–9.28%				106,358,981
NET ASSETS–100.00%				$1,146,624,741
Investment Abbreviations:
EMTN	– European Medium-Term Notes
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
2	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Schedule of Investments:
(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2024.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $71,128,218, which represented 6.20% of the Fund’s Net Assets.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$211,036,608	$248,905,060	$(301,672,157)	$-	$-	$158,269,511	$10,009,586
Invesco Liquid Assets Portfolio, Institutional Class	32,374,098	127,269,530	(159,645,673)	(5,890)	7,935	-	1,159,839
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Agency Class	113,019,570	315,373,063	(318,166,173)	-	-	110,226,460	6,059,738
Invesco Treasury Obligations Portfolio, Institutional Class	375,500,000	-	(39,200,000)	-	-	336,300,000	18,474,320
Invesco Treasury Portfolio, Institutional Class	51,783,553	361,126,263	(368,803,301)	-	-	44,106,515	2,720,303
Total	$783,713,829	$1,052,673,916	$(1,187,487,304)	$(5,890)	$7,935	$648,902,486	$38,423,786

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(f)	The table below details options purchased.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value
Equity Risk
EURO STOXX 50 Index	Put	11/15/2024	85	EUR	4,000.00	EUR	3,400,000	$2,219
EURO STOXX 50 Index	Put	12/20/2024	85	EUR	4,350.00	EUR	3,697,500	24,594
EURO STOXX 50 Index	Put	01/17/2025	85	EUR	4,400.00	EUR	3,740,000	40,312
EURO STOXX 50 Index	Put	02/21/2025	85	EUR	4,600.00	EUR	3,910,000	87,189
EURO STOXX 50 Index	Put	03/21/2025	85	EUR	4,800.00	EUR	4,080,000	155,146
EURO STOXX 50 Index	Put	08/15/2025	85	EUR	4,600.00	EUR	3,910,000	181,681
EURO STOXX 50 Index	Put	05/16/2025	85	EUR	4,800.00	EUR	4,080,000	202,577
EURO STOXX 50 Index	Put	04/17/2025	85	EUR	5,000.00	EUR	4,250,000	255,279
EURO STOXX 50 Index	Put	10/17/2025	85	EUR	4,800.00	EUR	4,080,000	264,340
EURO STOXX 50 Index	Put	09/19/2025	85	EUR	4,850.00	EUR	4,122,500	275,250
EURO STOXX 50 Index	Put	07/18/2025	85	EUR	4,900.00	EUR	4,165,000	276,821
EURO STOXX 50 Index	Put	06/20/2025	85	EUR	4,950.00	EUR	4,207,500	287,362
FTSE 100 Index	Put	11/15/2024	46	GBP	7,275.00	GBP	3,346,500	4,152
FTSE 100 Index	Put	12/20/2024	46	GBP	7,450.00	GBP	3,427,000	17,201
FTSE 100 Index	Put	01/17/2025	46	GBP	7,625.00	GBP	3,507,500	35,292
FTSE 100 Index	Put	02/21/2025	45	GBP	7,550.00	GBP	3,397,500	41,488
FTSE 100 Index	Put	03/21/2025	45	GBP	7,625.00	GBP	3,431,250	60,636
FTSE 100 Index	Put	04/17/2025	45	GBP	7,850.00	GBP	3,532,500	95,162
FTSE 100 Index	Put	08/15/2025	45	GBP	8,150.00	GBP	3,667,500	196,125
FTSE 100 Index	Put	07/18/2025	45	GBP	8,200.00	GBP	3,690,000	199,317
FTSE 100 Index	Put	06/20/2025	45	GBP	8,275.00	GBP	3,723,750	214,403
FTSE 100 Index	Put	10/17/2025	45	GBP	8,225.00	GBP	3,701,250	233,842
FTSE 100 Index	Put	09/19/2025	44	GBP	8,275.00	GBP	3,641,000	240,844
FTSE 100 Index	Put	05/16/2025	45	GBP	8,100.00	GBP	3,645,000	151,446
MSCI Emerging Markets Index	Put	11/15/2024	55	USD	920.00	USD	5,060,000	3,025
MSCI Emerging Markets Index	Put	12/20/2024	55	USD	990.00	USD	5,445,000	26,950
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
3	Invesco Balanced-Risk Allocation Fund

Open Exchange-Traded Index Options Purchased—(continued)
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value
MSCI Emerging Markets Index	Put	02/21/2025	55	USD	980.00	USD	5,390,000	$55,825
MSCI Emerging Markets Index	Put	01/17/2025	55	USD	1,020.00	USD	5,610,000	61,050
MSCI Emerging Markets Index	Put	03/21/2025	55	USD	1,030.00	USD	5,665,000	108,350
MSCI Emerging Markets Index	Put	04/17/2025	55	USD	1,050.00	USD	5,775,000	150,425
MSCI Emerging Markets Index	Put	05/16/2025	55	USD	1,050.00	USD	5,775,000	170,225
MSCI Emerging Markets Index	Put	06/20/2025	55	USD	1,070.00	USD	5,885,000	220,825
MSCI Emerging Markets Index	Put	08/15/2025	55	USD	1,080.00	USD	5,940,000	271,975
MSCI Emerging Markets Index	Put	07/18/2025	55	USD	1,090.00	USD	5,995,000	273,350
MSCI Emerging Markets Index	Put	09/19/2025	55	USD	1,080.00	USD	5,940,000	287,925
MSCI Emerging Markets Index	Put	10/17/2025	55	USD	1,160.00	USD	6,380,000	467,500
Nikkei 225 Index	Put	12/13/2024	23	JPY	30,250.00	JPY	695,750,000	13,018
Nikkei 225 Index	Put	12/13/2024	23	JPY	31,750.00	JPY	730,250,000	18,165
Nikkei 225 Index	Put	03/14/2025	23	JPY	32,000.00	JPY	736,000,000	65,848
Nikkei 225 Index	Put	03/14/2025	23	JPY	34,500.00	JPY	793,500,000	112,018
Nikkei 225 Index	Put	06/13/2025	23	JPY	36,750.00	JPY	845,250,000	273,990
Nikkei 225 Index	Put	03/14/2025	23	JPY	38,500.00	JPY	885,500,000	280,802
Nikkei 225 Index	Put	06/13/2025	23	JPY	37,250.00	JPY	856,750,000	301,237
Nikkei 225 Index	Put	09/12/2025	23	JPY	36,500.00	JPY	839,500,000	323,187
Nikkei 225 Index	Put	06/13/2025	23	JPY	38,250.00	JPY	879,750,000	362,544
Nikkei 225 Index	Put	09/12/2025	23	JPY	37,250.00	JPY	856,750,000	365,572
Nikkei 225 Index	Put	09/12/2025	23	JPY	38,000.00	JPY	874,000,000	412,498
Nikkei 225 Index	Put	12/12/2025	23	JPY	37,250.00	JPY	856,750,000	429,907
S&P 500 Index	Put	11/15/2024	6	USD	4,275.00	USD	2,565,000	1,530
S&P 500 Index	Put	12/20/2024	6	USD	4,650.00	USD	2,790,000	8,520
S&P 500 Index	Put	01/17/2025	6	USD	4,800.00	USD	2,880,000	17,100
S&P 500 Index	Put	02/21/2025	5	USD	4,925.00	USD	2,462,500	24,775
S&P 500 Index	Put	03/21/2025	5	USD	5,225.00	USD	2,612,500	46,300
S&P 500 Index	Put	05/16/2025	5	USD	5,100.00	USD	2,550,000	50,700
S&P 500 Index	Put	04/17/2025	5	USD	5,350.00	USD	2,675,000	62,150
S&P 500 Index	Put	06/20/2025	5	USD	5,400.00	USD	2,700,000	82,100
S&P 500 Index	Put	08/15/2025	5	USD	5,525.00	USD	2,762,500	107,825
S&P 500 Index	Put	07/18/2025	5	USD	5,600.00	USD	2,800,000	110,225
S&P 500 Index	Put	09/19/2025	5	USD	5,650.00	USD	2,825,000	130,575
S&P 500 Index	Put	10/17/2025	5	USD	5,750.00	USD	2,875,000	149,775
Total Index Options Purchased								$9,390,464

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Brent Crude	270	December-2024	$19,561,500	$(271,138)	$(271,138)
Gasoline Reformulated Blendstock Oxygenate Blending	349	November-2024	28,931,960	(369,781)	(369,781)
New York Harbor Ultra-Low Sulfur Diesel	251	March-2025	23,407,457	60,413	60,413
WTI Crude	87	December-2024	5,986,470	(168,837)	(168,837)
Subtotal				(749,343)	(749,343)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
4	Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(a)—(continued)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini Russell 2000 Index	1,010	December-2024	$111,534,300	$861,940	$861,940
E-Mini S&P 500 Index	46	December-2024	13,198,550	219,834	219,834
EURO STOXX 50 Index	705	December-2024	37,070,189	(371,584)	(371,584)
FTSE 100 Index	200	December-2024	20,958,733	(629,361)	(629,361)
MSCI Emerging Markets Index	2,145	December-2024	120,817,125	2,865,656	2,865,656
Nikkei 225 Index	260	December-2024	66,839,542	4,855,601	4,855,601
Subtotal				7,802,086	7,802,086
Interest Rate Risk
Australia 10 Year Bonds	2,753	December-2024	202,634,309	(9,568,551)	(9,568,551)
Canada 10 Year Bonds	1,883	December-2024	164,978,037	(3,010,918)	(3,010,918)
Euro-Bund	1,115	December-2024	159,852,458	(2,664,151)	(2,664,151)
Japan 10 Year Bonds	225	December-2024	213,523,430	(197,662)	(197,662)
Long Gilt	1,380	December-2024	167,338,728	(8,693,455)	(8,693,455)
U.S. Treasury Long Bonds	874	December-2024	103,104,688	(5,944,196)	(5,944,196)
Subtotal				(30,078,933)	(30,078,933)
Total Futures Contracts				$(23,026,190)	$(23,026,190)

(a)	Futures contracts collateralized by $78,495,001 cash held with Merrill Lynch International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Seasonally Enhanced Bean Oil Commodity Index	0.26%	Monthly	63,500	February—2025	USD	6,731,286	$—	$281,184	$281,184
Cargill, Inc.	Receive	Cargill Coffee Front Index	0.20	Monthly	30,300	June—2025	USD	7,656,307	—	39,117	39,117
Cargill, Inc.	Receive	Cargill Lean Hog Index	0.21	Monthly	70,000	March—2025	USD	4,278,183	—	388,423	388,423
Cargill, Inc.	Receive	Cargill Soybean Oil Index	0.24	Monthly	57,300	February—2025	USD	8,710,351	—	111,408	111,408
Cargill, Inc.	Receive	Cargill Sugar Index	0.20	Monthly	27,400	February—2025	USD	14,154,936	—	119,261	119,261
Goldman Sachs International	Receive	S&P GSCI Soybean Oil Excess Return Index	0.25	Monthly	74,500	February—2025	USD	8,722,058	—	111,542	111,542
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.12	Monthly	27,000	June—2025	USD	7,516,311	—	3	3
Merrill Lynch International	Receive	MLCISCE Excess Return Index	0.12	Monthly	63,000	October—2025	USD	2,528,448	—	0	0
Merrill Lynch International	Receive	MLCX6CTE Excess Return Index	0.18	Monthly	78,500	October—2025	USD	6,762,061	—	0	0
Royal Bank of Canada	Receive	RBC Commodity CT01 Excess Return Custom Index	0.28	Monthly	81,500	February—2025	USD	9,964,801	—	0	0
Royal Bank of Canada	Receive	RBC Commodity KCEO Excess Return Custom Index	0.18	Monthly	378,000	December—2024	USD	10,703,032	—	0	0
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Royal Bank of Canada	Receive	RBC Commodity SB01 Excess Return Custom Index	0.20%	Monthly	75,000	February—2025	USD	13,982,115	$—	$0	$0
Royal Bank of Canada	Receive	RBC Commodity SO01 Excess Return Custom Index	0.18	Monthly	73,500	February—2025	USD	7,886,160	—	0	0
Subtotal									—	1,050,938	1,050,938
Equity Risk
BNP Paribas S.A.	Receive	BNP Paribas AIR VAR Intraday US Calendar Excess Return Index	0.10	Monthly	118,000	February—2025	USD	26,343,488	—	104,313	104,313
Citibank, N.A.	Receive	Citi EQ US Volatility Carry Series 5 Index	0.00	Monthly	155,000	February—2025	USD	26,494,150	—	12,392	12,392
Goldman Sachs International	Receive	Systematic Volatility Carry DO Series 04 Excess Return Strategy	0.00	Monthly	250,000	February—2025	USD	26,350,000	—	15,000	15,000
Macquarie Bank Ltd.	Receive	VMAQWSL5	0.15	Monthly	212,000	October—2025	USD	26,444,011	—	72,208	72,208
Morgan Stanley and Co. International PLC	Receive	Morgan Stanley Volatility Relative Value SPX	0.00	Monthly	151,000	February—2025	USD	26,431,040	—	63,607	63,607
Subtotal									—	267,520	267,520
Subtotal — Appreciation									—	1,318,458	1,318,458
Commodity Risk
Barclays Bank PLC	Receive	Barclays Soybean Meal S2 Nearby Excess Return Index	0.19	Monthly	3,200	February—2025	USD	3,298,314	—	(130,110)	(130,110)
Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Index Excess Return	0.19	Monthly	26,000	February—2025	USD	7,911,420	—	(18,998)	(18,998)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.27	Monthly	55,000	February—2025	USD	6,529,996	—	(192,148)	(192,148)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Seasonally Enhanced Cotton Commodity Excess Return Index	0.28	Monthly	56,800	February—2025	USD	8,308,176	—	(303,749)	(303,749)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Silver Index	0.00	Monthly	33,700	September—2025	USD	4,840,311	—	(158,676)	(158,676)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Soybean Meal 1 Excess Return Commodity Index	0.14	Monthly	45,000	February—2025	USD	9,094,819	—	(450,266)	(450,266)
Cargill, Inc.	Receive	Cargill Live Cattle Index	0.21	Monthly	49,500	October—2025	USD	5,091,471	—	(42,669)	(42,669)
Cargill, Inc.	Receive	Cargill Wheat Index	0.22	Monthly	135,000	December—2024	USD	6,039,373	—	(224,235)	(224,235)
Goldman Sachs International	Receive	Enhanced Strategy AB42 on the S&P GSCI Soybeans Excess Return Index	0.14	Monthly	14,000	February—2025	USD	5,357,219	—	(295,221)	(295,221)
Goldman Sachs International	Receive	S&P GSCI Wheat Excess Return A48 Strategy	0.20	Monthly	365,000	March—2025	USD	4,066,042	—	(150,971)	(150,971)
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	72,200	February—2025	USD	25,521,689	—	(208,340)	(208,340)
J.P. Morgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	98,500	October—2025	USD	17,563,131	—	(66,813)	(66,813)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30%	Monthly	190,000	February—2025	USD	10,735,969	$—	$(268,527)	$(268,527)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Soymeal type A Excess Return Index	0.17	Monthly	36,500	February—2025	USD	12,713,523	—	(219,774)	(219,774)
Morgan Stanley and Co. International PLC	Receive	S&P GSCI Aluminum Dynamic Index Excess Return	0.30	Monthly	153,000	June—2025	USD	16,557,308	—	(265,761)	(265,761)
Subtotal — Depreciation									—	(2,996,258)	(2,996,258)
Total — Total Return Swap Agreements									$—	$(1,677,800)	$(1,677,800)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $7,670,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR + 0.220%	Monthly	110,000	February—2025	JPY	408,353,000	$—	$9,708	$9,708
Citibank, N.A.	Receive	MSCI Japan Quality Index	TONAR + 0.090%	Monthly	100,000	April—2025	JPY	377,120,000	—	87,661	87,661
Citibank, N.A.	Receive	MSCI Japan Quality Index	TONAR + 0.250%	Monthly	110,000	February—2025	JPY	419,104,400	—	68,308	68,308
Subtotal — Appreciation									—	165,677	165,677
Equity Risk
BNP Paribas S.A.	Receive	MSCI EMU Momentum Index	ESTR + 0.250%	Monthly	80	March—2025	EUR	537,402	—	(9,995)	(9,995)
BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR + 0.000%	Monthly	70,000	February—2025	JPY	263,197,900	—	(15,784)	(15,784)
BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR + 0.040%	Monthly	1,186,542	January—2025	JPY	4,461,362,324	—	(267,546)	(267,546)
BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR + 0.130%	Monthly	475,000	January—2025	JPY	1,785,985,750	—	(107,105)	(107,105)
BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR + 0.060%	Monthly	368,259	February—2025	JPY	1,456,026,117	—	(119,775)	(119,775)
BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR + 0.060%	Monthly	122,753	February—2025	JPY	485,342,039	—	(39,925)	(39,925)
BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR + 0.120%	Monthly	71,519	February—2025	JPY	282,772,537	—	(23,261)	(23,261)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR + 0.190%	Monthly	1,467,469	January—2025	JPY	5,802,093,607	$—	$(477,290)	$(477,290)
Citibank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.399%	Monthly	420	November—2024	GBP	2,451,561	—	(93,482)	(93,482)
Citibank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.580%	Monthly	150	March—2025	GBP	873,623	—	(30,891)	(30,891)
Citibank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.560%	Monthly	200	February—2025	GBP	1,474,374	—	(52,628)	(52,628)
Citibank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.590%	Monthly	100	February—2025	GBP	723,370	—	(8,497)	(8,497)
Citibank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.520%	Monthly	750	April—2025	GBP	6,171,885	—	(188,979)	(188,979)
Citibank, N.A.	Receive	MSCI EMU Minimum Volatility Index	ESTR + 0.029%	Monthly	600	March—2025	EUR	2,164,296	—	(43,865)	(43,865)
Citibank, N.A.	Receive	MSCI EMU Momentum Index	1 mo. EURIBOR + 0.325%	Monthly	3,600	January—2025	EUR	24,183,083	—	(449,766)	(449,766)
Citibank, N.A.	Receive	MSCI EMU Momentum Index	ESTR + 0.120%	Monthly	350	April—2025	EUR	2,347,141	—	(39,385)	(39,385)
Citibank, N.A.	Receive	MSCI EMU Quality Index	ESTR + 0.180%	Monthly	400	April—2025	EUR	1,815,412	—	(41,739)	(41,739)
Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR + 0.010%	Monthly	336,344	February—2025	JPY	1,264,643,350	—	(75,840)	(75,840)
Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR + 0.010%	Monthly	112,114	February—2025	JPY	421,545,277	—	(25,280)	(25,280)
J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.870%	Monthly	1,880	April—2025	USD	20,026,249	—	(422,229)	(422,229)
J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Quality Total Return Index	SOFR + 0.860%	Monthly	1,380	April—2025	USD	19,863,127	—	(254,030)	(254,030)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.830%	Monthly	2,450	April—2025	USD	19,744,403	$—	$(428,186)	$(428,186)
J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.398%	Monthly	2,718	November—2024	GBP	15,865,102	—	(604,963)	(604,963)
J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.404%	Monthly	962	November—2024	GBP	5,615,242	—	(214,119)	(214,119)
J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.400%	Monthly	2,363	November—2024	GBP	17,419,729	—	(621,796)	(621,796)
J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.400%	Monthly	737	November—2024	GBP	5,433,068	—	(193,933)	(193,933)
J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.520%	Monthly	327	April—2025	GBP	2,690,942	—	(82,395)	(82,395)
J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.550%	Monthly	983	April—2025	GBP	8,079,719	—	(235,355)	(235,355)
J.P. Morgan Chase Bank, N.A.	Receive	MSCI EMU Quality Index	ESTR + 0.300%	Monthly	5,500	January—2025	EUR	25,180,870	—	(812,081)	(812,081)
Merrill Lynch International	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.534%	Monthly	743	January—2025	GBP	6,111,182	—	(183,220)	(183,220)
Merrill Lynch International	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.534%	Monthly	247	January—2025	GBP	2,031,577	—	(60,909)	(60,909)
Merrill Lynch International	Receive	MSCI EMU Minimum Volatility Index	ESTR + 0.170%	Monthly	6,800	March—2025	EUR	24,660,744	—	(640,776)	(640,776)
Subtotal — Depreciation									—	(6,865,025)	(6,865,025)
Total — Total Return Swap Agreements									$—	$(6,699,348)	$(6,699,348)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $7,670,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9	Invesco Balanced-Risk Allocation Fund

Reference Entity Components
Reference Entity	Underlying Components	Percentage
S&P GSCI Aluminum Dynamic Roll Index
	Long Futures Contracts
	Aluminum	100.00%
Canadian Imperial Bank of Commerce Gold Standard Roll Excess Return Index
	Long Futures Contracts
	Gold	100.00%
Canadian Imperial Bank of Commerce Silver Index
	Long Futures Contracts
	Silver	100.00%
RBC Enhanced Copper 2x Index
	Long Futures Contracts
	Copper	100.00%
Canadian Imperial Bank of Commerce Seasonally Enhanced Bean Oil Commodity Index
	Long Futures Contracts
	Bean Oil	100.00%
Cargill Coffee Front Index
	Long Futures Contracts
	Coffee	100.00%
Cargill Lean Hog Index
	Long Futures Contracts
	Lean Hog	100.00%
Cargill Soybean Oil Index
	Long Futures Contracts
	Soybean Oil	100.00%
Cargill Sugar Index
	Long Futures Contracts
	Sugar	100.00%
S&P GSCI Soybean Oil Excess Return Index
	Long Futures Contracts
	Soybean Oil	100.00%
Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%
MLCISCE Excess Return Index
	Long Futures Contracts
	Corn	100.00%
MLCX6CTE Excess Return Index
	Long Futures Contracts
	Cotton	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10	Invesco Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
RBC Commodity CT01 Excess Return Custom Index
	Long Futures Contracts
	Cotton	100.00%
RBC Commodity KCEO Excess Return Custom Index
	Long Futures Contracts
	Coffee	100.00%
RBC Commodity SB01 Excess Return Custom Index
	Long Futures Contracts
	Sugar	100.00%
RBC Commodity SO01 Excess Return Custom Index
	Long Futures Contracts
	Soybean	100.00%
Barclays Soybean Meal S2 Nearby Excess Return Index
	Long Futures Contracts
	Soybean Meal	100.00%
Barclays Soybeans Seasonal Index Excess Return
	Long Futures Contracts
	Soybean	100.00%
Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Copper	100.00%
Canadian Imperial Bank of Commerce Seasonally Enhanced Cotton Commodity Excess Return Index
	Long Futures Contracts
	Cotton	100.00%
Canadian Imperial Bank of Commerce Silver Index
	Long Futures Contracts
	Silver	100.00%
Canadian Imperial Bank of Commerce Soybean Meal 1 Excess Return Commodity Index
	Long Futures Contracts
	Soybean Meal	100.00%
Cargill Live Cattle Index
	Long Futures Contracts
	Live Cattle	100.00%
Cargill Wheat Index
	Long Futures Contracts
	Wheat	100.00%
Enhanced Strategy AB42 on the S&P GSCI Soybeans Excess Return Index
	Long Futures Contracts
	Soybean	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11	Invesco Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
S&P GSCI Wheat Excess Return A48 Strategy
	Long Futures Contracts
	Wheat	100.00%
J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100.00%
S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100.00%
Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts
	Aluminum	100.00%
Macquarie Single Commodity Soymeal type A Excess Return Index
	Long Futures Contracts
	Soymeal	100.00%
S&P GSCI Aluminum Dynamic Index Excess Return
	Long Futures Contracts
	Aluminum	100.00%

Abbreviations:
EMU	—European Economic and Monetary Union
ESTR	—Euro Short-Term Rate
EUR	—Euro
EURIBOR	—Euro Interbank Offered Rate
GBP	—British Pound Sterling
JPY	—Japanese Yen
SOFR	—Secured Overnight Financing Rate
SONIA	—Sterling Overnight Index Average
TONAR	—Tokyo Overnight Average Rate
USD	—U.S. Dollar
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $391,466,119)	$391,363,274
Investments in affiliated money market funds, at value (Cost $648,902,486)	648,902,486
Other investments:
Swaps receivable — OTC	411,788
Unrealized appreciation on swap agreements — OTC	1,484,135
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	78,495,001
Cash collateral — OTC Derivatives	7,670,000
Foreign currencies, at value (Cost $35,453,214)	35,385,945
Receivable for:
Fund shares sold	760,425
Dividends	2,749,825
Interest	84,111
Investment for trustee deferred compensation and retirement plans	578,254
Other assets	50,497
Total assets	1,167,935,741
Liabilities:
Other investments:
Variation margin payable — futures contracts	5,553,728
Swaps payable — OTC	2,885,478
Unrealized depreciation on swap agreements—OTC	9,861,283
Payable for:
Fund shares reacquired	1,649,076
Accrued fees to affiliates	567,932
Accrued trustees’ and officers’ fees and benefits	1,962
Accrued other operating expenses	180,863
Trustee deferred compensation and retirement plans	610,678
Total liabilities	21,311,000
Net assets applicable to shares outstanding	$1,146,624,741
Net assets consist of:
Shares of beneficial interest	$1,232,778,294
Distributable earnings (loss)	(86,153,553)
$1,146,624,741
Net Assets:
Class A	$652,193,604
Class C	$49,693,031
Class R	$16,372,533
Class Y	$395,324,938
Class R5	$9,091,040
Class R6	$23,949,595
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	72,460,345
Class C	5,985,686
Class R	1,873,509
Class Y	42,695,028
Class R5	980,778
Class R6	2,574,492
Class A:
Net asset value per share	$9.00
Maximum offering price per share (Net asset value of $9.00 ÷ 94.50%)	$9.52
Class C:
Net asset value and offering price per share	$8.30
Class R:
Net asset value and offering price per share	$8.74
Class Y:
Net asset value and offering price per share	$9.26
Class R5:
Net asset value and offering price per share	$9.27
Class R6:
Net asset value and offering price per share	$9.30

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
13	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$21,325,719
Dividends from affiliated money market funds	38,423,786
Total investment income	59,749,505
Expenses:
Advisory fees	11,679,184
Administrative services fees	183,412
Custodian fees	85,496
Distribution fees:
Class A	1,753,012
Class C	592,790
Class R	85,434
Transfer agent fees — A, C, R and Y	1,659,508
Transfer agent fees — R5	8,324
Transfer agent fees — R6	8,901
Trustees’ and officers’ fees and benefits	35,881
Registration and filing fees	93,220
Reports to shareholders	247,593
Professional services fees	108,282
Other	31,217
Total expenses	16,572,254
Less: Fees waived and/or expense offset arrangement(s)	(656,203)
Net expenses	15,916,051
Net investment income	43,833,454
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,751,330)
Affiliated investment securities	7,935
Foreign currencies	1,128,598
Futures contracts	52,960,047
Swap agreements	55,802,369
108,147,619
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	8,509,226
Affiliated investment securities	(5,890)
Foreign currencies	(16,975)
Futures contracts	11,853,643
Swap agreements	5,008,760
25,348,764
Net realized and unrealized gain	133,496,383
Net increase in net assets resulting from operations	$177,329,837
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
14	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$43,833,454	$48,840,423
Net realized gain (loss)	108,147,619	(36,219,898)
Change in net unrealized appreciation (depreciation)	25,348,764	(32,839,624)
Net increase (decrease) in net assets resulting from operations	177,329,837	(20,219,099)
Distributions to shareholders from distributable earnings:
Class A	(15,953,610)	—
Class C	(929,968)	—
Class R	(339,762)	—
Class Y	(12,574,677)	—
Class R5	(226,914)	—
Class R6	(634,393)	—
Total distributions from distributable earnings	(30,659,324)	—
Share transactions–net:
Class A	(132,388,484)	(133,323,229)
Class C	(21,174,661)	(34,846,125)
Class R	(1,986,106)	627,422
Class Y	(187,019,241)	(260,849,730)
Class R5	(2,379,157)	(2,415,232)
Class R6	(5,527,587)	(11,141,843)
Net increase (decrease) in net assets resulting from share transactions	(350,475,236)	(441,948,737)
Net increase (decrease) in net assets	(203,804,723)	(462,167,836)
Net assets:
Beginning of year	1,350,429,464	1,812,597,300
End of year	$1,146,624,741	$1,350,429,464
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
15	Invesco Balanced-Risk Allocation Fund

Consolidated Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$8.07	$0.30	$0.82	$1.12	$(0.19)	$—	$(0.19)	$9.00	14.02%	$652,194	1.30%	1.35%	3.35%	89%
Year ended 10/31/23	8.24	0.25	(0.42)	(0.17)	—	—	—	8.07	(2.06)	706,256	1.29	1.34	2.95	17
Year ended 10/31/22	12.09	(0.04)	(1.29)	(1.33)	(1.43)	(1.09)	(2.52)	8.24	(13.99)	852,412	1.31	1.35	(0.47)	92
Year ended 10/31/21	10.12	(0.15)	2.25	2.10	(0.13)	—	(0.13)	12.09	20.91	1,093,094	1.31	1.33	(1.26)	16
Year ended 10/31/20	11.33	(0.05)	0.01	(0.04)	(0.67)	(0.50)	(1.17)	10.12	(0.55)	831,513	1.24	1.30	(0.53)	81
Class C
Year ended 10/31/24	7.44	0.21	0.76	0.97	(0.11)	—	(0.11)	8.30	13.17	49,693	2.05	2.10	2.60	89
Year ended 10/31/23	7.66	0.17	(0.39)	(0.22)	—	—	—	7.44	(2.87)	63,864	2.04	2.09	2.20	17
Year ended 10/31/22	11.36	(0.11)	(1.19)	(1.30)	(1.31)	(1.09)	(2.40)	7.66	(14.57)	100,109	2.06	2.10	(1.22)	92
Year ended 10/31/21	9.50	(0.22)	2.12	1.90	(0.04)	—	(0.04)	11.36	20.04	167,794	2.06	2.08	(2.01)	16
Year ended 10/31/20	10.69	(0.12)	0.00	(0.12)	(0.57)	(0.50)	(1.07)	9.50	(1.36)	349,294	1.99	2.05	(1.28)	81
Class R
Year ended 10/31/24	7.83	0.27	0.80	1.07	(0.16)	—	(0.16)	8.74	13.86	16,373	1.55	1.60	3.10	89
Year ended 10/31/23	8.02	0.22	(0.41)	(0.19)	—	—	—	7.83	(2.37)	16,480	1.54	1.59	2.70	17
Year ended 10/31/22	11.82	(0.07)	(1.25)	(1.32)	(1.39)	(1.09)	(2.48)	8.02	(14.21)	16,270	1.56	1.60	(0.72)	92
Year ended 10/31/21	9.90	(0.17)	2.19	2.02	(0.10)	—	(0.10)	11.82	20.52	17,666	1.56	1.58	(1.51)	16
Year ended 10/31/20	11.10	(0.08)	0.02	(0.06)	(0.64)	(0.50)	(1.14)	9.90	(0.77)	15,202	1.49	1.55	(0.78)	81
Class Y
Year ended 10/31/24	8.30	0.33	0.84	1.17	(0.21)	—	(0.21)	9.26	14.31	395,325	1.05	1.10	3.60	89
Year ended 10/31/23	8.46	0.28	(0.44)	(0.16)	—	—	—	8.30	(1.89)	526,412	1.04	1.09	3.20	17
Year ended 10/31/22	12.34	(0.02)	(1.31)	(1.33)	(1.46)	(1.09)	(2.55)	8.46	(13.66)	792,547	1.06	1.10	(0.22)	92
Year ended 10/31/21	10.33	(0.12)	2.29	2.17	(0.16)	—	(0.16)	12.34	21.18	1,062,698	1.06	1.08	(1.01)	16
Year ended 10/31/20	11.55	(0.03)	0.01	(0.02)	(0.70)	(0.50)	(1.20)	10.33	(0.34)	1,000,148	0.99	1.05	(0.28)	81
Class R5
Year ended 10/31/24	8.31	0.33	0.85	1.18	(0.22)	—	(0.22)	9.27	14.36	9,091	1.00	1.05	3.65	89
Year ended 10/31/23	8.46	0.28	(0.43)	(0.15)	—	—	—	8.31	(1.77)	10,334	0.99	1.04	3.25	17
Year ended 10/31/22	12.35	(0.02)	(1.31)	(1.33)	(1.47)	(1.09)	(2.56)	8.46	(13.72)	12,874	1.04	1.08	(0.20)	92
Year ended 10/31/21	10.34	(0.12)	2.30	2.18	(0.17)	—	(0.17)	12.35	21.22	16,750	1.02	1.04	(0.97)	16
Year ended 10/31/20	11.56	(0.03)	0.02	(0.01)	(0.71)	(0.50)	(1.21)	10.34	(0.26)	15,707	0.94	1.00	(0.23)	81
Class R6
Year ended 10/31/24	8.34	0.34	0.84	1.18	(0.22)	—	(0.22)	9.30	14.39	23,950	0.95	1.00	3.70	89
Year ended 10/31/23	8.49	0.29	(0.44)	(0.15)	—	—	—	8.34	(1.77)	27,084	0.93	0.98	3.31	17
Year ended 10/31/22	12.38	(0.01)	(1.32)	(1.33)	(1.47)	(1.09)	(2.56)	8.49	(13.62)	38,385	0.97	1.01	(0.13)	92
Year ended 10/31/21	10.37	(0.11)	2.30	2.19	(0.18)	—	(0.18)	12.38	21.26	49,008	0.95	0.97	(0.90)	16
Year ended 10/31/20	11.59	(0.02)	0.02	0.00	(0.72)	(0.50)	(1.22)	10.37	(0.21)	159,353	0.86	0.92	(0.15)	81

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
16	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment ("unreliable"). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures ("Valuation Procedures"). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
17	Invesco Balanced-Risk Allocation Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in
18	Invesco Balanced-Risk Allocation Fund

foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
K.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.	Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged
19	Invesco Balanced-Risk Allocation Fund

where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Other Risks - The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities, when rates increase. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.
By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended, and could negatively affect the Fund and its shareholders.
Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.950%
Next $250 million	0.925%
Next $500 million	0.900%
Next $1.5 billion	0.875%
Next $2.5 billion	0.850%
Next $2.5 billion	0.825%
Next $2.5 billion	0.800%
Over $10 billion	0.775%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.91%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary.  In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
20	Invesco Balanced-Risk Allocation Fund

The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $627,771.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2024, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $58,224 in front-end sales commissions from the sale of Class A shares and $784 and $3,049 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$310,844,592	$—	$310,844,592
Commodity-Linked Securities	—	71,128,218	—	71,128,218
Money Market Funds	648,902,486	—	—	648,902,486
Options Purchased	9,390,464	—	—	9,390,464
Total Investments in Securities	658,292,950	381,972,810	—	1,040,265,760
21	Invesco Balanced-Risk Allocation Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Assets*
Futures Contracts	$8,863,444	$—	$—	$8,863,444
Swap Agreements	—	1,484,135	—	1,484,135
	8,863,444	1,484,135	—	10,347,579
Other Investments - Liabilities*
Futures Contracts	(31,889,634)	—	—	(31,889,634)
Swap Agreements	—	(9,861,283)	—	(9,861,283)
	(31,889,634)	(9,861,283)	—	(41,750,917)
Total Other Investments	(23,026,190)	(8,377,148)	—	(31,403,338)
Total Investments	$635,266,760	$373,595,662	$—	$1,008,862,422

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2024:
	Value
Derivative Assets	Commodity Risk	Equity Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$60,413	$8,803,031	$8,863,444
Unrealized appreciation on swap agreements — OTC	1,050,938	433,197	1,484,135
Options purchased, at value — Exchange-Traded(b)	—	9,390,464	9,390,464
Total Derivative Assets	1,111,351	18,626,692	19,738,043
Derivatives not subject to master netting agreements	(60,413)	(18,193,495)	(18,253,908)
Total Derivative Assets subject to master netting agreements	$1,050,938	$433,197	$1,484,135

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$(809,756)	$(1,000,945)	$(30,078,933)	$(31,889,634)
Unrealized depreciation on swap agreements — OTC	(2,996,258)	(6,865,025)	—	(9,861,283)
Total Derivative Liabilities	(3,806,014)	(7,865,970)	(30,078,933)	(41,750,917)
Derivatives not subject to master netting agreements	809,756	1,000,945	30,078,933	31,889,634
Total Derivative Liabilities subject to master netting agreements	$(2,996,258)	$(6,865,025)	$—	$(9,861,283)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.
22	Invesco Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2024.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)
Fund
BNP Paribas S.A.	$104,313	$(1,076,632)	$(972,319)	$—	$580,000	$(392,319)
Citibank, N.A.	178,069	(1,127,826)	(949,757)	—	430,000	(519,757)
Goldman Sachs International	15,000	—	15,000	—	—	15,000
J.P. Morgan Chase Bank, N.A.	—	(4,126,297)	(4,126,297)	—	1,790,000	(2,336,297)
Macquarie Bank Ltd.	72,208	(1,653)	70,555	—	—	70,555
Merrill Lynch International	—	(950,155)	(950,155)	—	620,000	(330,155)
Morgan Stanley and Co. International PLC	63,607	—	63,607	—	(20,000)	43,607
Subtotal - Fund	433,197	(7,282,563)	(6,849,366)	—	3,400,000	(3,449,366)
Subsidiary
Barclays Bank PLC	—	(150,081)	(150,081)	—	150,081	—
Canadian Imperial Bank of Commerce	281,184	(1,108,888)	(827,704)	—	827,704	—
Cargill, Inc.	658,209	(273,000)	385,209	—	—	385,209
Goldman Sachs International	111,542	(448,708)	(337,166)	—	337,166	—
J.P. Morgan Chase Bank, N.A.	—	(277,293)	(277,293)	—	—	(277,293)
Macquarie Bank Ltd.	—	(489,314)	(489,314)	—	210,000	(279,314)
Merrill Lynch International	245,778	(310,932)	(65,154)	—	—	(65,154)
Morgan Stanley and Co. International PLC	—	(267,932)	(267,932)	—	—	(267,932)
Royal Bank of Canada	166,013	(2,138,050)	(1,972,037)	—	1,972,037	—
Subtotal - Subsidiary	1,462,726	(5,464,198)	(4,001,472)	—	3,496,988	(504,484)
Total	$1,895,923	$(12,746,761)	$(10,850,838)	$—	$6,896,988	$(3,953,850)
(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$(6,097,106)	$29,770,021	$29,287,132	$52,960,047
Options purchased(a)	-	(17,519,020)	-	(17,519,020)
Swap agreements	(1,996,598)	57,798,967	-	55,802,369
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(4,347,031)	27,108,885	(10,908,211)	11,853,643
Options purchased(a)	-	(4,642,512)	-	(4,642,512)
Swap agreements	(2,985,975)	7,994,735	-	5,008,760
Total	$(15,426,710)	$100,511,076	$18,378,921	$103,463,287

(a)	Options purchased, at value as reported in the Consolidated Schedule of Investments.
23	Invesco Balanced-Risk Allocation Fund

The table below summarizes the average notional value of derivatives held during the period.
	Futures Contracts	Index Options Purchased	Swap Agreements
Average notional value	$1,402,136,430	$277,247,973	$736,873,368
Average contracts	—	2,744	—
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $28,432.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$30,659,324	$—

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$128,088,099
Net unrealized appreciation (depreciation) — investments	(4,057,563)
Net unrealized appreciation (depreciation) — foreign currencies	(186,257)
Temporary book/tax differences	(363,187)
Capital loss carryforward	(209,634,645)
Shares of beneficial interest	1,232,778,294
Total net assets	$1,146,624,741
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and Subsidiary differences.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$90,566,228	$119,068,417	$209,634,645
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $82,719,871 and $79,715,263, respectively. As of October 31, 2024, the aggregate cost of investments,
24	Invesco Balanced-Risk Allocation Fund

including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$18,286,742
Aggregate unrealized (depreciation) of investments	(22,344,305)
Net unrealized appreciation (depreciation) of investments	$(4,057,563)
Cost of investments for tax purposes is $1,012,919,985.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, income from the Subsidiary and derivative instruments, on October 31, 2024, undistributed net investment income was increased by $79,304,975, undistributed net realized gain (loss) was decreased by $61,622,285 and shares of beneficial interest was decreased by $17,682,690. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	3,205,051	$28,343,494	3,995,391	$33,583,122
Class C	656,548	5,343,605	1,077,277	8,363,967
Class R	359,978	3,094,902	511,999	4,183,153
Class Y	7,640,795	68,574,454	7,383,616	63,713,825
Class R5	141,418	1,272,031	64,616	557,952
Class R6	4,838,973	44,319,517	1,085,780	9,334,383
Issued as reinvestment of dividends:
Class A	1,722,898	14,524,010	-	-
Class C	108,379	848,611	-	-
Class R	41,151	337,442	-	-
Class Y	1,154,088	9,982,861	-	-
Class R5	24,698	213,888	-	-
Class R6	64,073	556,157	-	-
Automatic conversion of Class C shares to Class A shares:
Class A	1,305,271	11,504,490	2,620,062	21,971,585
Class C	(1,410,674)	(11,504,490)	(2,831,170)	(21,971,585)
Reacquired:
Class A	(21,297,656)	(186,760,478)	(22,506,936)	(188,877,936)
Class C	(1,952,037)	(15,862,387)	(2,736,395)	(21,238,507)
Class R	(631,093)	(5,418,450)	(436,374)	(3,555,731)
Class Y	(29,539,418)	(265,576,556)	(37,680,656)	(324,563,555)
Class R5	(429,223)	(3,865,076)	(342,247)	(2,973,184)
Class R6	(5,576,981)	(50,403,261)	(2,360,155)	(20,476,226)
Net increase (decrease) in share activity	(39,573,761)	$(350,475,236)	(52,155,192)	$(441,948,737)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
25	Invesco Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Allocation Fund
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related consolidated statement of operations for the year ended October 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
26	Invesco Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior
Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Balanced-Risk Allocation Style Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund has higher commodity beta and lower equity beta relative to its peers due to its
27	Invesco Balanced-Risk Allocation Fund

risk parity approach, which adversely impacted short-term performance, and also noted that the Fund’s tactical overlay was challenged due to market whipsaws. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were above and reasonably comparable to, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual and actual management fees were in the fourth quintile of its expense group, and discussed with management reasons for such relative contractual and actual management fees. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to the Fund’s unique, differentiated strategy relative to peers. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco
Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate before the application of advisory fee waivers/expense limitations) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2023.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its
28	Invesco Balanced-Risk Allocation Fund

securities lending in accordance with,  and  in  reliance  upon,  no-action  letters  issued  by  the  SEC  staff  that provide  guidance  on  how  an  affiliate  may  act  as  a  direct  agent  lender  and  receive  compensation  for  those services  without  obtaining  exemptive  relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
29	Invesco Balanced-Risk Allocation Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	72.74%
Qualified Business Income*	0.00%
Business Interest Income*	45.07%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
30	Invesco Balanced-Risk Allocation Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
31	Invesco Balanced-Risk Allocation Fund

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	IBRA-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco Balanced-Risk Commodity Strategy Fund
Nasdaq:
A: BRCAX ■ C: BRCCX ■ R: BRCRX ■ Y: BRCYX ■ R5: BRCNX ■ R6: IBRFX

2	Consolidated Schedule of Investments
8	Consolidated Financial Statements
11	Consolidated Financial Highlights
12	Notes to Consolidated Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Approval of Investment Advisory and Sub-Advisory Contracts
24	Tax Information
25	Other Information Required in Form N-CSR (Items 8-11)

Consolidated Schedule of Investments
October 31, 2024
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–19.89%
U.S. Treasury Floating Rate Notes–19.89%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.25%)(a)	4.74%	01/31/2026	$ 48,600	$ 48,623,449
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(a)	4.64%	04/30/2026	50,500	50,462,665
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.18%)(a)	4.67%	07/31/2026	48,000	47,982,193
Total U.S. Treasury Securities (Cost $147,100,000)				147,068,307
		Expiration Date
Commodity-Linked Securities–14.99%
Bank of Montreal, 1 month SOFR (linked to the Bloomberg Gold Subindex, multiplied by 2)(b)(c)		06/03/2025	32,000	51,984,926
Barclays Bank PLC, U.S. Federal Funds Effective Rate minus 0.06% (linked to the Barclays Gold Nearby Total Return Index, multiplied by 2.5)(b)(c)		02/03/2025	14,500	24,518,175
Royal Bank of Canada (Canada), (linked to RBC Enhanced Copper 2x Index, multiplied by 2)(b)		09/30/2025	16,800	17,925,259
Societe Generale S.A. (France), U.S. Federal Funds Effective Rate minus 0.02% (linked to the Societe Generale Soybean Meal Index, multiplied by 2)(b)(c)		02/28/2025	20,700	16,400,962
Total Commodity-Linked Securities (Cost $84,000,000)				110,829,322
			Shares
Money Market Funds–63.16%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(d)(e)			110,229,844	110,229,844
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Agency Class, 5.04%(d)(e)			153,034,155	153,034,155
Invesco Treasury Portfolio, Institutional Class, 4.73%(d)(e)			203,749,531	203,749,531
Total Money Market Funds (Cost $467,013,530)				467,013,530
TOTAL INVESTMENTS IN SECURITIES–98.04% (Cost $698,113,530)				724,911,159
OTHER ASSETS LESS LIABILITIES–1.96%				14,465,156
NET ASSETS–100.00%				$739,376,315
Investment Abbreviations:
SOFR	– Secured Overnight Financing Rate
Notes to Consolidated Schedule of Investments:
(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2024.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $110,829,322, which represented 14.99% of the Fund’s Net Assets.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$116,900,583	$92,646,402	$(99,317,141)	$-	$-	$110,229,844	$5,581,836
Invesco Liquid Assets Portfolio, Institutional Class	82,535,610	54,867,675	(137,405,056)	(37,947)	39,718	-	2,980,337
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Agency Class	171,052,283	441,692,218	(459,710,346)	-	-	153,034,155	8,428,794
Invesco Treasury Portfolio, Institutional Class	133,600,667	192,146,509	(121,997,645)	-	-	203,749,531	7,373,325
Total	$504,089,143	$781,352,804	$(818,430,188)	$(37,947)	$39,718	$467,013,530	$24,364,292

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
2	Invesco Balanced-Risk Commodity Strategy Fund

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Coffee ’C’	364	December-2024	$33,565,350	$1,552,973	$1,552,973
Cotton No. 2	401	December-2024	13,948,785	(2,231,569)	(2,231,569)
Lean Hogs	222	December-2024	7,441,440	925,139	925,139
Soybean	443	July-2025	23,008,313	(811,392)	(811,392)
Wheat	403	December-2024	11,495,575	(510,566)	(510,566)
Total Futures Contracts				$(1,075,415)	$(1,075,415)

(a)	Futures contracts collateralized by $9,533,200 cash held with Goldman Sachs International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Silver Nearby S2 Excess Return	0.16%	Monthly	5,300	August—2025	USD	1,654,649	$—	$54,190	$54,190
Canadian Imperial Bank of Commerce	Pay	CIBC Natural Gas Standard Roll Excess Return Index	0.10	Monthly	622,000	August—2025	USD	6,572,861	—	733,400	733,400
Cargill, Inc.	Receive	Cargill Single Commodity Index	0.41	Monthly	105,500	June—2025	USD	34,918,517	—	294,197	294,197
Goldman Sachs International	Receive	Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index	0.30	Monthly	8,700	June—2025	USD	2,834,393	—	23,880	23,880
J.P. Morgan Chase Bank, N.A.	Pay	S&P GSCI Gold Index Excess Return	0.08	Monthly	77,500	December—2024	USD	13,818,707	—	52,568	52,568
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Nickel Type A Excess Return Index	0.17	Monthly	28,000	June—2025	USD	2,596,118	—	75,496	75,496
Macquarie Bank Ltd.	Receive	Macquarie Commodity Customized Product 182 Excess Return Index	0.34	Monthly	14,700	October—2025	USD	4,538,507	—	122,994	122,994
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	37,100	January—2025	USD	33,774,575	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.28	Monthly	166,000	October—2025	USD	20,159,588	—	0	0
Merrill Lynch International	Receive	MLCX1XBE Excess Return Index	0.10	Monthly	68,200	August—2025	USD	28,247,281	—	0	0
Merrill Lynch International	Receive	MLCXLXAE Excess Return Index	0.25	Monthly	50,800	May—2025	USD	15,667,609	—	0	0
Morgan Stanley and Co. International PLC	Pay	Morgan Stanley 2 Soyabean Meal	0.03	Monthly	4,650	August—2025	USD	2,178,924	—	76,747	76,747
Morgan Stanley and Co. International PLC	Receive	Morgan Stanley MSCY2KW0 Index	0.05	Monthly	89,000	February—2025	USD	15,803,436	—	523,418	523,418
Morgan Stanley and Co. International PLC	Receive	Morgan Stanley Soybean Oil Dynamic Roll Index	0.30	Monthly	149,100	December—2024	USD	28,323,945	—	2,145,743	2,145,743
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
3	Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.32%	Monthly	19,700	June—2025	USD	8,650,077	$—	$0	$0
UBS AG	Receive	UBS Modified Roll Select Heating Oil Strategy	0.30	Monthly	317,500	December—2024	USD	32,382,714	—	273,240	273,240
Subtotal — Appreciation									—	4,375,873	4,375,873
Commodity Risk
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	Monthly	62,200	August—2025	USD	7,935,103	—	(46,843)	(46,843)
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.17	Monthly	14,400	April—2025	USD	5,539,894	—	(59,350)	(59,350)
BNP Paribas S.A.	Receive	BNP Paribas Commodity Daily Dynamic Curve CO Index	0.25	Monthly	33,650	August—2025	USD	18,531,812	—	(800,197)	(800,197)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.27	Monthly	68,200	February—2025	USD	8,097,195	—	(238,263)	(238,263)
Citibank, N.A.	Receive	Citi Commodities Curve Beta Enhanced Extended Cotton (Daily Rebalancing) Excess Return Index	0.20	Monthly	145,200	February—2025	USD	15,171,077	—	(111,949)	(111,949)
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.35	Monthly	174,500	June—2025	USD	9,611,968	—	(481,744)	(481,744)
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	107,400	February—2025	USD	37,964,396	—	(309,913)	(309,913)
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	1,093,000	February—2025	USD	61,760,074	—	(1,544,737)	(1,544,737)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	129,200	February—2025	USD	40,007,814	—	(1,164,260)	(1,164,260)
Merrill Lynch International	Pay	Merrill Lynch Gold Excess Return Index	0.01	Monthly	54,000	March—2025	USD	15,032,623	—	(5)	(5)
Morgan Stanley and Co. International PLC	Pay	Morgan Stanley MSCY2CN0 Index	0.05	Monthly	16,700	September—2025	USD	5,019,080	—	(74,404)	(74,404)
Morgan Stanley and Co. International PLC	Receive	Morgan Stanley MSCY2XBD0 Index	0.15	Monthly	20,500	August—2025	USD	16,907,225	—	(285,856)	(285,856)
Subtotal — Depreciation									—	(5,117,521)	(5,117,521)
Total — Total Return Swap Agreements									$—	$(741,648)	$(741,648)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $5,150,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
4	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Bloomberg Gold Subindex
	Long Futures Contracts
	Gold	100.00%
Barclays Gold Nearby Total Return Index
	Long Futures Contracts
	Gold	100.00%
RBC Enhanced Copper 2x Index
	Long Futures Contracts
	Copper	100.00%
Societe Generale Soybean Meal Index
	Long Futures Contracts
	Soybean Meal	100.00%
Barclays Silver Nearby S2 Excess Return
	Long Futures Contracts
	Silver	100.00%
CIBC Natural Gas Standard Roll Excess Return Index
	Long Futures Contracts
	Natural Gas	100.00%
Cargill Single Commodity Index
	Long Futures Contracts
	Sugar	100.00%
Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index
	Long Futures Contracts
	Sugar	100.00%
S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100.00%
Macquarie Single Commodity Nickel Type A Excess Return Index
	Long Futures Contracts
	Nickel	100.00%
Macquarie Commodity Customized Product 182 Excess Return Index
	Long Futures Contracts
	Sugar	100.00%
MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts
	Copper	100.00%
MLCX1XBE Excess Return Index
	Long Futures Contracts
	Gasoline Unleaded	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
MLCXLXAE Excess Return Index
	Long Futures Contracts
	Cocoa	100.00%
Morgan Stanley 2 Soyabean Meal
	Long Futures Contracts
	Soybean	100.00%
Morgan Stanley Soybean Oil Dynamic Roll Index
	Long Futures Contracts
	Soybean Oil	100.00%
RBC Enhanced Brent Crude Oil 01 Excess Return Index
	Long Futures Contracts
	Brent Crude	100.00%
UBS Modified Roll Select Heating Oil Strategy
	Long Futures Contracts
	Heating Oil	100.00%
Barclays Live Cattle Roll Yield Excess Return Index
	Long Futures Contracts
	Live Cattle	100.00%
Barclays WTI Crude Roll Yield Excess Return Index
	Long Futures Contracts
	WTI Crude	100.00%
BNP Paribas Commodity Daily Dynamic Curve CO Index
	Long Futures Contracts
	Brent Crude	100.00%
Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Copper	100.00%
Citi Commodities Curve Beta Enhanced Extended Cotton (Daily Rebalancing) Excess Return Index
	Long Futures Contracts
	Cotton	100.00%
Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index
	Long Futures Contracts
	Cotton	100.00%
J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100.00%
Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts
	Aluminium	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
Macquarie Single Commodity Silver type A Excess Return Index
	Long Futures Contracts
	Silver	100.00%
Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%
Morgan Stanley MSCY2CN0 Index
	Long Futures Contracts
	Corn	100.00%
Morgan Stanley MSCY2XBD0 Index
	Long Futures Contracts
	Gasoline RBOB	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $231,100,000)	$257,897,629
Investments in affiliated money market funds, at value (Cost $467,013,530)	467,013,530
Other investments:
Swaps receivable — OTC	980,043
Unrealized appreciation on swap agreements — OTC	4,375,873
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	9,533,200
Cash collateral — OTC Derivatives	5,150,000
Receivable for:
Fund shares sold	1,228,762
Dividends	1,910,721
Interest	19,425
Investment for trustee deferred compensation and retirement plans	73,441
Other assets	26,217
Total assets	748,208,841
Liabilities:
Other investments:
Variation margin payable — futures contracts	554,288
Swaps payable — OTC	1,990,157
Unrealized depreciation on swap agreements—OTC	5,117,521
Payable for:
Fund shares reacquired	566,979
Accrued fees to affiliates	352,964
Accrued trustees’ and officers’ fees and benefits	1,568
Accrued other operating expenses	133,516
Trustee deferred compensation and retirement plans	115,533
Total liabilities	8,832,526
Net assets applicable to shares outstanding	$739,376,315
Net assets consist of:
Shares of beneficial interest	$681,478,134
Distributable earnings	57,898,181
$739,376,315
Net Assets:
Class A	$63,880,296
Class C	$16,490,664
Class R	$8,945,503
Class Y	$324,116,567
Class R5	$144,733,925
Class R6	$181,209,360
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	9,500,958
Class C	2,733,170
Class R	1,372,396
Class Y	46,458,189
Class R5	20,624,603
Class R6	25,759,845
Class A:
Net asset value per share	$6.72
Maximum offering price per share (Net asset value of $6.72 ÷ 94.50%)	$7.11
Class C:
Net asset value and offering price per share	$6.03
Class R:
Net asset value and offering price per share	$6.52
Class Y:
Net asset value and offering price per share	$6.98
Class R5:
Net asset value and offering price per share	$7.02
Class R6:
Net asset value and offering price per share	$7.03

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$10,552,035
Dividends from affiliated money market funds	24,364,292
Total investment income	34,916,327
Expenses:
Advisory fees	7,627,082
Administrative services fees	108,180
Custodian fees	77,740
Distribution fees:
Class A	168,453
Class C	181,560
Class R	46,421
Transfer agent fees — A, C, R and Y	1,095,744
Transfer agent fees — R5	142,650
Transfer agent fees — R6	53,620
Trustees’ and officers’ fees and benefits	32,080
Registration and filing fees	93,012
Reports to shareholders	271,393
Professional services fees	103,932
Other	23,626
Total expenses	10,025,493
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,547,276)
Net expenses	8,478,217
Net investment income	26,438,110
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	15,425,769
Affiliated investment securities	39,718
Futures contracts	(2,874,834)
Swap agreements	(27,556,699)
(14,966,046)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	12,092,869
Affiliated investment securities	(37,947)
Futures contracts	(1,391,292)
Swap agreements	4,257,131
14,920,761
Net realized and unrealized gain (loss)	(45,285)
Net increase in net assets resulting from operations	$26,392,825
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$26,438,110	$30,058,341
Net realized gain (loss)	(14,966,046)	(27,329,839)
Change in net unrealized appreciation	14,920,761	17,944,651
Net increase in net assets resulting from operations	26,392,825	20,673,153
Distributions to shareholders from distributable earnings:
Class A	(2,541,305)	(8,230,326)
Class C	(768,253)	(2,429,389)
Class R	(280,924)	(1,057,391)
Class Y	(11,636,025)	(46,238,655)
Class R5	(4,841,656)	(14,029,824)
Class R6	(6,956,748)	(22,438,033)
Total distributions from distributable earnings	(27,024,911)	(94,423,618)
Share transactions–net:
Class A	(10,846,200)	(5,013,334)
Class C	(4,803,303)	(2,522,465)
Class R	55,331	(1,988,162)
Class Y	(28,442,926)	(124,915,377)
Class R5	1,735,796	(1,844,359)
Class R6	(25,735,434)	(161,002,328)
Net increase (decrease) in net assets resulting from share transactions	(68,036,736)	(297,286,025)
Net increase (decrease) in net assets	(68,668,822)	(371,036,490)
Net assets:
Beginning of year	808,045,137	1,179,081,627
End of year	$739,376,315	$808,045,137
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$6.73	$0.22	$0.01	$0.23	$(0.21)	$(0.03)	$(0.24)	$6.72	3.63%	$63,880	1.34%	1.63%	3.35%	87%
Year ended 10/31/23	7.28	0.21	(0.09)	0.12	(0.67)	—	(0.67)	6.73	1.91	75,011	1.32	1.57	3.10	17
Year ended 10/31/22	8.01	(0.03)	0.47	0.44	(1.17)	—	(1.17)	7.28	6.63	86,968	1.31	1.56	(0.41)	106
Year ended 10/31/21	5.81	(0.10)	2.30	2.20	—	—	—	8.01	37.87	45,976	1.33	1.67	(1.29)	14
Year ended 10/31/20	6.22	(0.03)	(0.32)	(0.35)	(0.06)	—	(0.06)	5.81	(5.75)	17,291	1.31	1.73	(0.51)	186
Class C
Year ended 10/31/24	6.10	0.15	0.01	0.16	(0.20)	(0.03)	(0.23)	6.03	2.86	16,491	2.09	2.38	2.60	87
Year ended 10/31/23	6.65	0.14	(0.07)	0.07	(0.62)	—	(0.62)	6.10	1.22	21,628	2.07	2.32	2.35	17
Year ended 10/31/22	7.44	(0.08)	0.42	0.34	(1.13)	—	(1.13)	6.65	5.69	26,355	2.06	2.31	(1.16)	106
Year ended 10/31/21	5.43	(0.14)	2.15	2.01	—	—	—	7.44	37.02	17,125	2.08	2.42	(2.04)	14
Year ended 10/31/20	5.87	(0.07)	(0.32)	(0.39)	(0.05)	—	(0.05)	5.43	(6.63)	4,393	2.06	2.48	(1.26)	186
Class R
Year ended 10/31/24	6.55	0.20	0.01	0.21	(0.21)	(0.03)	(0.24)	6.52	3.38	8,946	1.59	1.88	3.10	87
Year ended 10/31/23	7.09	0.19	(0.07)	0.12	(0.66)	—	(0.66)	6.55	1.85	8,830	1.57	1.82	2.85	17
Year ended 10/31/22	7.85	(0.05)	0.45	0.40	(1.16)	—	(1.16)	7.09	6.17	11,779	1.56	1.81	(0.66)	106
Year ended 10/31/21	5.70	(0.11)	2.26	2.15	—	—	—	7.85	37.72	2,932	1.58	1.92	(1.54)	14
Year ended 10/31/20	6.12	(0.04)	(0.33)	(0.37)	(0.05)	—	(0.05)	5.70	(6.03)	1,603	1.56	1.98	(0.76)	186
Class Y
Year ended 10/31/24	6.96	0.25	0.01	0.26	(0.21)	(0.03)	(0.24)	6.98	4.00	324,117	1.09	1.38	3.60	87
Year ended 10/31/23	7.50	0.23	(0.08)	0.15	(0.69)	—	(0.69)	6.96	2.25	352,801	1.07	1.32	3.35	17
Year ended 10/31/22	8.22	(0.01)	0.47	0.46	(1.18)	—	(1.18)	7.50	6.80	515,659	1.06	1.31	(0.16)	106
Year ended 10/31/21	5.94	(0.08)	2.36	2.28	—	—	—	8.22	38.38	896,762	1.08	1.42	(1.04)	14
Year ended 10/31/20	6.36	(0.01)	(0.35)	(0.36)	(0.06)	—	(0.06)	5.94	(5.74)	316,851	1.06	1.48	(0.26)	186
Class R5
Year ended 10/31/24	7.00	0.25	0.01	0.26	(0.21)	(0.03)	(0.24)	7.02	3.97	144,734	1.09	1.22	3.60	87
Year ended 10/31/23	7.54	0.23	(0.08)	0.15	(0.69)	—	(0.69)	7.00	2.23	142,191	1.07	1.20	3.35	17
Year ended 10/31/22	8.26	(0.01)	0.47	0.46	(1.18)	—	(1.18)	7.54	6.76	154,845	1.06	1.17	(0.16)	106
Year ended 10/31/21	5.97	(0.08)	2.37	2.29	—	—	—	8.26	38.36	156,985	1.08	1.17	(1.04)	14
Year ended 10/31/20	6.38	(0.02)	(0.33)	(0.35)	(0.06)	—	(0.06)	5.97	(5.57)	148,151	1.06	1.28	(0.26)	186
Class R6
Year ended 10/31/24	7.02	0.25	0.00	0.25	(0.21)	(0.03)	(0.24)	7.03	3.82	181,209	1.09	1.15	3.60	87
Year ended 10/31/23	7.56	0.24	(0.09)	0.15	(0.69)	—	(0.69)	7.02	2.27	207,584	1.07	1.12	3.35	17
Year ended 10/31/22	8.28	(0.01)	0.47	0.46	(1.18)	—	(1.18)	7.56	6.77	383,476	1.04	1.10	(0.14)	106
Year ended 10/31/21	5.98	(0.08)	2.38	2.30	—	—	—	8.28	38.46	472,776	1.04	1.08	(1.00)	14
Year ended 10/31/20	6.40	(0.02)	(0.34)	(0.36)	(0.06)	—	(0.06)	5.98	(5.71)	116,491	1.06	1.19	(0.26)	186

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11	Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund III Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is to provide total return.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment ("unreliable"). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures ("Valuation Procedures"). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
12	Invesco Balanced-Risk Commodity Strategy Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits
13	Invesco Balanced-Risk Commodity Strategy Fund

required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Consolidated Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. For settlement of LME commodity futures contracts, cash is not transferred until the settled futures contracts expire. Net realized gains or losses on LME contracts which have been closed out but for which the contract has not yet expired are reflected as a receivable or payable on the Consolidated Statement of Assets and Liabilities. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
K.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.	Other Risks - The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities, when rates increase. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
14	Invesco Balanced-Risk Commodity Strategy Fund

By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended, and could negatively affect the Fund and its shareholders.
Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	1.050%
Next $250 million	1.025%
Next $500 million	1.000%
Next $1.5 billion	0.975%
Next $2.5 billion	0.950%
Next $2.5 billion	0.925%
Next $2.5 billion	0.900%
Over $10 billion	0.875%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 1.03%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary.  In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 28, 2025, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $326,061 and reimbursed class level expenses of $168,512, $45,342, $23,260, $813,744, $128,737 and $35,995 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2024, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $14,922 in front-end sales commissions from the sale of Class A shares and $1,571 and $929 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
15	Invesco Balanced-Risk Commodity Strategy Fund

NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$147,068,307	$—	$147,068,307
Commodity-Linked Securities	—	110,829,322	—	110,829,322
Money Market Funds	467,013,530	—	—	467,013,530
Total Investments in Securities	467,013,530	257,897,629	—	724,911,159
Other Investments - Assets*
Futures Contracts	2,478,112	—	—	2,478,112
Swap Agreements	—	4,375,873	—	4,375,873
	2,478,112	4,375,873	—	6,853,985
Other Investments - Liabilities*
Futures Contracts	(3,553,527)	—	—	(3,553,527)
Swap Agreements	—	(5,117,521)	—	(5,117,521)
	(3,553,527)	(5,117,521)	—	(8,671,048)
Total Other Investments	(1,075,415)	(741,648)	—	(1,817,063)
Total Investments	$465,938,115	$257,155,981	$—	$723,094,096

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2024:
Value
Derivative Assets	Commodity Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$2,478,112
Unrealized appreciation on swap agreements — OTC	4,375,873
Total Derivative Assets	6,853,985
Derivatives not subject to master netting agreements	(2,478,112)
Total Derivative Assets subject to master netting agreements	$4,375,873
16	Invesco Balanced-Risk Commodity Strategy Fund

Value
Derivative Liabilities	Commodity Risk
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$(3,553,527)
Unrealized depreciation on swap agreements — OTC	(5,117,521)
Total Derivative Liabilities	(8,671,048)
Derivatives not subject to master netting agreements	3,553,527
Total Derivative Liabilities subject to master netting agreements	$(5,117,521)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2024.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$54,190	$(108,449)	$(54,259)	$—	$—	$(54,259)
BNP Paribas S.A.	—	(803,108)	(803,108)	—	803,108	—
Canadian Imperial Bank of Commerce	733,400	(239,870)	493,530	—	—	493,530
Cargill, Inc.	294,197	(9,621)	284,576	—	—	284,576
Citibank, N.A.	—	(113,193)	(113,193)	—	—	(113,193)
Goldman Sachs International	23,880	(484,576)	(460,696)	—	340,000	(120,696)
J.P. Morgan Chase Bank, N.A.	52,568	(312,762)	(260,194)	—	260,194	—
Macquarie Bank Ltd.	198,490	(2,714,074)	(2,515,584)	—	1,080,000	(1,435,584)
Merrill Lynch International	796,275	(1,949,206)	(1,152,931)	—	1,050,000	(102,931)
Morgan Stanley and Co. International PLC	2,745,908	(365,931)	2,379,977	—	(1,280,000)	1,099,977
Royal Bank of Canada	183,768	(2,376)	181,392	—	—	181,392
UBS AG	273,240	(4,512)	268,728	—	—	268,728
Total	$5,355,916	$(7,107,678)	$(1,751,762)	$—	$2,253,302	$501,540
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Consolidated Statement of Operations
Commodity Risk
Realized Gain (Loss):
Futures contracts	$(2,874,834)
Swap agreements	(27,556,699)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(1,391,292)
Swap agreements	4,257,131
Total	$(27,565,694)
The table below summarizes the average notional value of derivatives held during the period.
	Futures Contracts	Swap Agreements
Average notional value	$89,429,377	$533,877,803
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,625.
17	Invesco Balanced-Risk Commodity Strategy Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$24,015,348	$94,423,618
Long-term capital gain	3,009,563	—
Total distributions	$27,024,911	$94,423,618

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$15,809,797
Undistributed long-term capital gain	15,380,396
Net unrealized appreciation — investments	26,796,434
Temporary book/tax differences	(88,446)
Shares of beneficial interest	681,478,134
Total net assets	$739,376,315
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to Subsidiary differences.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2024.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $84,000,000 and $101,127,812, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$39,821,662
Aggregate unrealized (depreciation) of investments	(13,025,228)
Net unrealized appreciation of investments	$26,796,434
Cost of investments for tax purposes is $696,297,662.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of income from the Subsidiary, on October 31, 2024, undistributed net investment income was decreased by $11,269,039, undistributed net realized gain was increased by $31,821,631 and shares of beneficial interest was decreased by $20,552,592. This reclassification had no effect on the net assets of the Fund.
18	Invesco Balanced-Risk Commodity Strategy Fund

NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	1,532,238	$10,067,693	3,405,545	$23,350,608
Class C	167,399	999,913	670,608	4,131,411
Class R	714,873	4,497,723	644,680	4,281,478
Class Y	17,397,207	117,917,731	19,299,479	135,091,039
Class R5	1,428,861	9,669,187	1,775,891	12,400,018
Class R6	5,833,451	39,958,107	9,408,293	65,271,351
Issued as reinvestment of dividends:
Class A	354,221	2,231,595	1,084,972	7,139,114
Class C	123,719	703,959	353,878	2,123,267
Class R	45,903	280,924	164,960	1,057,391
Class Y	1,290,972	8,417,140	4,355,199	29,571,801
Class R5	737,991	4,841,217	2,053,963	14,028,568
Class R6	181,678	1,193,622	601,123	4,111,679
Automatic conversion of Class C shares to Class A shares:
Class A	102,659	678,929	123,811	827,744
Class C	(114,051)	(678,929)	(136,121)	(827,744)
Reacquired:
Class A	(3,632,093)	(23,824,417)	(5,423,171)	(36,330,800)
Class C	(988,762)	(5,828,246)	(1,305,725)	(7,949,399)
Class R	(737,312)	(4,723,316)	(1,121,026)	(7,327,031)
Class Y	(22,911,012)	(154,777,797)	(41,709,390)	(289,578,217)
Class R5	(1,853,362)	(12,774,608)	(4,053,405)	(28,272,945)
Class R6	(9,837,475)	(66,887,163)	(31,153,395)	(230,385,358)
Net increase (decrease) in share activity	(10,162,895)	$(68,036,736)	(40,959,831)	$(297,286,025)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
19	Invesco Balanced-Risk Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Commodity Strategy Fund
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Commodity Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related consolidated statement of operations for the year ended October 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
20	Invesco Balanced-Risk Commodity Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Commodity Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior
Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Bloomberg Commodity Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the fifth quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period, below the performance of the Index for the three year period and reasonably comparable to the performance of the Index for the
21	Invesco Balanced-Risk Commodity Strategy Fund

five year period. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, including that certain funds in the peer group may have sleeves that are more passively managed.  The Board considered that the Fund’s structural bias to be underweight in energy relative to peers and the Index negatively impacted longer-term performance, particularly during periods of energy market appreciation. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each above the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual and actual management fees and total expense ratio were in the fifth quintile of its expense group and discussed with management reasons for such relative contractual and actual management fees and total expenses. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to differences between the Fund’s investment strategy and that of its peers, including that the Fund pursues a dedicated commodity strategy involving higher levels of active management across commodity sub-sectors, whereas certain peers allocate a significant portion of their assets to less complex commodity sub-sectors.  The Board also considered information provided by management regarding how the Fund’s actual and contractual management fees compare to other similar funds not included in the expense group.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent
22	Invesco Balanced-Risk Commodity Strategy Fund

and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with,  and  in  reliance  upon,  no-action  letters  issued  by  the  SEC  staff  that provide  guidance  on  how  an  affiliate  may  act  as  a  direct  agent  lender  and  receive  compensation  for  those services  without  obtaining  exemptive  relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
23	Invesco Balanced-Risk Commodity Strategy Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,009,563
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	54.21%
Qualified Business Income*	0.00%
Business Interest Income*	50.78%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
24	Invesco Balanced-Risk Commodity Strategy Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
25	Invesco Balanced-Risk Commodity Strategy Fund

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SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	BRCS-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco Core Bond Fund
Nasdaq:
A: OPIGX ■ C: OPBCX ■ R: OPBNX ■ Y: OPBYX ■ R5:TRTMX ■ R6: OPBIX

2	Schedule of Investments
24	Financial Statements
27	Financial Highlights
28	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Approval of Investment Advisory and Sub-Advisory Contracts
39	Tax Information
40	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
October 31, 2024
Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–43.06%
Aerospace & Defense–0.83%
BAE Systems PLC (United Kingdom),
5.00%, 03/26/2027(b)	$2,844,000	$2,863,115
5.13%, 03/26/2029(b)	1,603,000	1,618,750
5.50%, 03/26/2054(b)	1,082,000	1,092,416
Boeing Co. (The),
6.26%, 05/01/2027(b)	1,080,000	1,105,175
6.30%, 05/01/2029(b)	767,000	794,755
6.39%, 05/01/2031(b)	172,000	180,061
6.53%, 05/01/2034(b)	2,907,000	3,066,256
Howmet Aerospace, Inc., 4.85%, 10/15/2031	522,000	518,519
L3Harris Technologies, Inc.,
5.05%, 06/01/2029	2,713,000	2,735,911
5.25%, 06/01/2031	1,084,000	1,099,734
5.40%, 07/31/2033	179,000	181,696
5.35%, 06/01/2034	2,713,000	2,746,104
Lockheed Martin Corp.,
5.10%, 11/15/2027	170,000	173,069
4.50%, 02/15/2029	1,040,000	1,036,290
4.75%, 02/15/2034	306,000	302,446
4.80%, 08/15/2034	1,488,000	1,471,754
5.90%, 11/15/2063	88,000	95,563
Northrop Grumman Corp., 4.95%, 03/15/2053	110,000	102,955
RTX Corp.,
5.75%, 01/15/2029	587,000	609,995
6.00%, 03/15/2031	319,000	338,027
5.15%, 02/27/2033	442,000	445,808
6.10%, 03/15/2034	775,000	830,576
6.40%, 03/15/2054	341,000	384,111
		23,793,086
Agricultural & Farm Machinery–0.16%
AGCO Corp.,
5.45%, 03/21/2027	834,000	843,390
5.80%, 03/21/2034	915,000	931,042
CNH Industrial Capital LLC, 5.45%, 10/14/2025	255,000	256,741
John Deere Capital Corp.,
4.70%, 06/10/2030	666,000	667,367
5.10%, 04/11/2034	1,746,000	1,771,380
		4,469,920
Agricultural Products & Services–0.01%
Cargill, Inc.,
4.88%, 10/10/2025(b)	219,000	219,710
4.75%, 04/24/2033(b)	195,000	192,745
		412,455
Air Freight & Logistics–0.29%
GXO Logistics, Inc.,
6.25%, 05/06/2029	1,970,000	2,035,584
6.50%, 05/06/2034	1,349,000	1,401,393
Principal Amount		Value
Air Freight & Logistics–(continued)
United Parcel Service, Inc.,
5.15%, 05/22/2034	$1,339,000	$1,361,207
5.50%, 05/22/2054	2,362,000	2,411,962
5.60%, 05/22/2064	1,088,000	1,107,980
		8,318,126
Apparel, Accessories & Luxury Goods–0.03%
Tapestry, Inc.,
7.05%, 11/27/2025	557,000	565,621
7.00%, 11/27/2026	391,000	399,505
		965,126
Application Software–0.19%
Cadence Design Systems, Inc., 4.70%, 09/10/2034	983,000	959,642
Intuit, Inc., 5.20%, 09/15/2033	658,000	670,986
Roper Technologies, Inc.,
4.50%, 10/15/2029	1,060,000	1,044,061
4.75%, 02/15/2032	669,000	659,009
4.90%, 10/15/2034	2,211,000	2,160,956
		5,494,654
Asset Management & Custody Banks–0.97%
Affiliated Managers Group, Inc., 5.50%, 08/20/2034	5,832,000	5,757,263
Ameriprise Financial, Inc.,
5.70%, 12/15/2028	958,000	999,206
5.15%, 05/15/2033	491,000	496,766
Ares Capital Corp.,
5.88%, 03/01/2029	640,000	644,977
5.95%, 07/15/2029	1,202,000	1,213,701
Bank of New York Mellon Corp. (The),
4.89%, 07/21/2028(c)	3,124,000	3,144,660
4.98%, 03/14/2030(c)	410,000	413,133
5.06%, 07/22/2032(c)	1,851,000	1,859,426
5.19%, 03/14/2035(c)	316,000	317,114
5.61%, 07/21/2039(c)	1,537,000	1,560,280
Blackrock, Inc., 4.75%, 05/25/2033	558,000	555,860
Blackstone Secured Lending Fund,
2.13%, 02/15/2027	2,121,000	1,963,776
5.88%, 11/15/2027	1,437,000	1,455,151
Northern Trust Corp., 6.13%, 11/02/2032	124,000	133,409
State Street Corp.,
4.99%, 03/18/2027	1,595,000	1,610,596
4.53%, 02/20/2029(c)	3,550,000	3,526,852
5.68%, 11/21/2029(c)	1,303,000	1,346,284
6.12%, 11/21/2034(c)	828,000	873,874
		27,872,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Core Bond Fund

Principal Amount		Value
Automobile Manufacturers–1.91%
American Honda Finance Corp.,
4.95%, 01/09/2026	$3,393,000	$3,407,534
4.90%, 03/12/2027	5,415,000	5,458,343
4.70%, 01/12/2028	371,000	372,448
4.90%, 03/13/2029	4,370,000	4,394,696
4.60%, 04/17/2030	184,000	182,272
4.90%, 01/10/2034	821,000	809,872
Daimler Truck Finance North America LLC (Germany),
5.60%, 08/08/2025(b)	957,000	963,428
5.15%, 01/16/2026(b)	884,000	887,643
5.00%, 01/15/2027(b)	917,000	922,093
5.38%, 01/18/2034(b)	825,000	832,871
Ford Motor Credit Co. LLC, 6.80%, 11/07/2028	1,136,000	1,180,894
Hyundai Capital America,
5.50%, 03/30/2026(b)	318,000	320,497
5.65%, 06/26/2026(b)	684,000	691,819
5.25%, 01/08/2027(b)	1,958,000	1,973,005
5.30%, 03/19/2027(b)	1,690,000	1,708,809
5.60%, 03/30/2028(b)	424,000	431,286
5.35%, 03/19/2029(b)	350,000	353,577
5.80%, 04/01/2030(b)	97,000	99,733
Mercedes-Benz Finance North America LLC (Germany),
4.90%, 01/09/2026(b)	3,597,000	3,606,250
4.80%, 01/11/2027(b)	3,375,000	3,381,195
5.10%, 08/03/2028(b)	920,000	929,488
4.85%, 01/11/2029(b)	992,000	990,643
5.00%, 01/11/2034(b)	560,000	552,097
5.13%, 08/01/2034(b)	3,564,000	3,527,170
PACCAR Financial Corp.,
4.95%, 10/03/2025	259,000	260,384
4.60%, 01/10/2028	166,000	166,733
4.00%, 09/26/2029	3,412,000	3,330,029
Toyota Motor Credit Corp.,
4.63%, 01/12/2028	203,000	203,711
4.55%, 08/09/2029	1,382,000	1,372,961
Volkswagen Group of America Finance LLC (Germany),
5.40%, 03/20/2026(b)	3,555,000	3,569,210
4.90%, 08/14/2026(b)	1,458,000	1,453,979
5.30%, 03/22/2027(b)	2,388,000	2,401,362
5.25%, 03/22/2029(b)	1,511,000	1,503,691
4.95%, 08/15/2029(b)	1,536,000	1,509,333
5.60%, 03/22/2034(b)	1,130,000	1,123,026
		54,872,082
Automotive Parts & Equipment–0.10%
ERAC USA Finance LLC,
4.60%, 05/01/2028(b)	420,000	419,321
5.00%, 02/15/2029(b)	807,000	815,174
4.90%, 05/01/2033(b)	483,000	478,806
5.20%, 10/30/2034(b)	1,147,000	1,157,234
		2,870,535
Automotive Retail–0.13%
AutoZone, Inc.,
5.05%, 07/15/2026	353,000	355,886
5.20%, 08/01/2033	384,000	383,499
Principal Amount		Value
Automotive Retail–(continued)
O’Reilly Automotive, Inc., 5.00%, 08/19/2034	$3,148,000	$3,086,803
		3,826,188
Biotechnology–0.49%
AbbVie, Inc.,
4.80%, 03/15/2027	4,681,000	4,713,671
4.80%, 03/15/2029	2,402,000	2,421,829
5.05%, 03/15/2034	1,641,000	1,653,793
5.35%, 03/15/2044	998,000	1,001,759
5.40%, 03/15/2054	1,194,000	1,203,911
5.50%, 03/15/2064	1,363,000	1,375,363
Amgen, Inc.,
5.25%, 03/02/2025	566,000	566,665
5.15%, 03/02/2028	374,000	379,199
5.25%, 03/02/2030	172,000	175,490
Gilead Sciences, Inc.,
5.25%, 10/15/2033	336,000	343,113
5.55%, 10/15/2053	292,000	299,376
		14,134,169
Building Products–0.01%
Carrier Global Corp., 5.90%, 03/15/2034	231,000	242,817
Cable & Satellite–0.13%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	72,000	71,938
6.15%, 11/10/2026	1,598,000	1,632,661
6.65%, 02/01/2034	835,000	856,930
Comcast Corp., 5.50%, 11/15/2032	186,000	193,312
Cox Communications, Inc.,
5.70%, 06/15/2033(b)	170,000	170,411
5.80%, 12/15/2053(b)	1,015,000	952,255
		3,877,507
Cargo Ground Transportation–0.16%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026(b)	140,000	141,641
5.35%, 01/12/2027(b)	177,000	178,622
5.70%, 02/01/2028(b)	195,000	199,375
5.55%, 05/01/2028(b)	374,000	381,341
6.05%, 08/01/2028(b)	393,000	407,046
Ryder System, Inc.,
4.90%, 12/01/2029	2,562,000	2,557,311
6.60%, 12/01/2033	574,000	623,922
		4,489,258
Commercial & Residential Mortgage Finance–0.11%
Aviation Capital Group LLC, 6.75%, 10/25/2028(b)	875,000	920,931
Nationwide Building Society (United Kingdom), 6.56%, 10/18/2027(b)(c)	1,031,000	1,062,806
Radian Group, Inc., 6.20%, 05/15/2029	1,153,000	1,182,516
		3,166,253
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Core Bond Fund

Principal Amount		Value
Communications Equipment–0.01%
Cisco Systems, Inc., 5.30%, 02/26/2054	$375,000	$377,535
Construction Machinery & Heavy Transportation Equipment– 0.34%
Caterpillar Financial Services Corp., 5.15%, 08/11/2025	1,417,000	1,423,135
Cummins, Inc.,
4.90%, 02/20/2029	455,000	460,584
5.45%, 02/20/2054	922,000	932,875
Daimler Trucks Finance North America LLC (Germany), 5.13%, 01/19/2028(b)	788,000	793,832
Komatsu Finance America, Inc., 5.50%, 10/06/2027(b)	1,038,000	1,057,691
SMBC Aviation Capital Finance DAC (Ireland),
5.30%, 04/03/2029(b)	1,803,000	1,822,893
5.55%, 04/03/2034(b)	3,223,000	3,240,960
		9,731,970
Consumer Finance–0.22%
American Express Co.,
5.65%, 04/23/2027(c)	2,790,000	2,825,595
5.53%, 04/25/2030(c)	2,512,000	2,576,673
Capital One Financial Corp., 7.15%, 10/29/2027(c)	539,000	562,716
General Motors Financial Co., Inc.,
6.05%, 10/10/2025	397,000	401,118
5.40%, 04/06/2026	103,000	103,830
		6,469,932
Consumer Staples Merchandise Retail–0.04%
Dollar General Corp., 5.50%, 11/01/2052	132,000	122,557
Target Corp.,
4.50%, 09/15/2032	179,000	175,888
4.80%, 01/15/2053	224,000	209,203
Walmart, Inc.,
4.50%, 09/09/2052	73,000	66,654
4.50%, 04/15/2053	597,000	543,977
		1,118,279
Distillers & Vintners–0.01%
Brown-Forman Corp., 4.75%, 04/15/2033	115,000	114,126
Constellation Brands, Inc., 4.90%, 05/01/2033	106,000	104,120
		218,246
Distributors–0.21%
Genuine Parts Co.,
6.50%, 11/01/2028	404,000	426,196
4.95%, 08/15/2029	4,769,000	4,735,409
6.88%, 11/01/2033	824,000	912,532
		6,074,137
Diversified Banks–9.18%
Australia and New Zealand Banking Group Ltd. (Australia),
5.09%, 12/08/2025	940,000	945,757
5.00%, 03/18/2026	4,100,000	4,131,146
5.20%, 09/30/2035(b)(c)	12,737,000	12,414,749
Principal Amount		Value
Diversified Banks–(continued)
Banco Santander S.A. (Spain), 5.55%, 03/14/2028(c)	$1,200,000	$1,213,153
Bank of America Corp.,
5.93%, 09/15/2027(c)	2,529,000	2,583,388
4.95%, 07/22/2028(c)	110,000	110,455
5.20%, 04/25/2029(c)	628,000	634,316
5.82%, 09/15/2029(c)	935,000	965,297
5.43%, 08/15/2035(c)	3,760,000	3,705,348
5.52%, 10/25/2035(c)	5,155,000	5,118,398
Bank of America N.A., 5.53%, 08/18/2026	1,696,000	1,726,463
Bank of Montreal (Canada),
5.30%, 06/05/2026	253,000	255,863
7.70%, 05/26/2084(c)	2,327,000	2,439,492
7.30%, 11/26/2084(c)	2,212,000	2,306,983
Bank of Nova Scotia (The) (Canada),
8.63%, 10/27/2082(c)	1,108,000	1,189,687
8.00%, 01/27/2084(c)	1,256,000	1,330,112
Banque Federative du Credit Mutuel S.A. (France), 5.19%, 02/16/2028(b)	3,324,000	3,356,395
BBVA Bancomer S.A. (Mexico), 8.13%, 01/08/2039(b)(c)	846,000	871,148
BPCE S.A. (France),
5.42% (SOFR + 0.57%), 01/14/2025(b)(d)	1,284,000	1,285,067
5.20%, 01/18/2027(b)	1,435,000	1,447,852
5.28%, 05/30/2029(b)	1,453,000	1,468,257
5.72%, 01/18/2030(b)(c)	291,000	295,413
Canadian Imperial Bank of Commerce (Canada), 6.95%, 01/28/2085(c)	7,195,000	7,199,613
Citibank N.A.,
5.44%, 04/30/2026	4,099,000	4,149,383
4.93%, 08/06/2026	3,010,000	3,030,638
Citigroup, Inc.,
5.61%, 09/29/2026(c)	331,000	332,888
5.17%, 02/13/2030(c)	792,000	797,502
4.54%, 09/19/2030(c)	5,310,000	5,201,913
6.17%, 05/25/2034(c)	678,000	702,866
5.83%, 02/13/2035(c)	2,165,000	2,184,673
5.41%, 09/19/2039(c)	6,669,000	6,456,868
Series AA, 7.63%(c)(e)	4,890,000	5,215,266
Series Z, 7.38%(c)(e)	4,765,000	4,994,373
Comerica, Inc., 5.98%, 01/30/2030(c)	336,000	340,538
Cooperatieve Rabobank U.A. (Netherlands), 4.33%, 08/28/2026	8,895,000	8,892,886
Credit Agricole S.A. (France),
4.63%, 09/11/2028(b)(c)	3,624,000	3,596,162
5.34%, 01/10/2030(b)(c)	1,423,000	1,437,681
6.25%, 01/10/2035(b)(c)	648,000	671,203
6.70%(b)(c)(e)	8,878,000	8,651,447
Federation des caisses Desjardins du Quebec (Canada), 5.28%, 01/23/2026(b)(c)	1,621,000	1,621,203
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Core Bond Fund

Principal Amount		Value
Diversified Banks–(continued)
Fifth Third Bancorp,
2.38%, 01/28/2025	$149,000	$148,039
1.71%, 11/01/2027(c)	181,000	170,401
6.34%, 07/27/2029(c)	94,000	98,123
4.77%, 07/28/2030(c)	307,000	302,380
5.63%, 01/29/2032(c)	277,000	281,634
Goldman Sachs Bank USA, 5.28%, 03/18/2027(c)	7,904,000	7,956,620
HSBC Holdings PLC (United Kingdom),
5.89%, 08/14/2027(c)	1,173,000	1,194,317
5.60%, 05/17/2028(c)	1,975,000	2,004,498
5.21%, 08/11/2028(c)	830,000	836,341
7.40%, 11/13/2034(c)	1,025,000	1,144,209
6.33%, 03/09/2044(c)	941,000	1,018,550
6.88%(c)(e)	1,944,000	1,957,099
6.95%(c)(e)	1,821,000	1,817,930
Huntington National Bank (The), 5.70%, 11/18/2025(c)	1,596,000	1,595,983
ING Groep N.V. (Netherlands), 5.34%, 03/19/2030(c)	1,394,000	1,412,254
JPMorgan Chase & Co.,
5.04%, 01/23/2028(c)	1,420,000	1,427,802
5.57%, 04/22/2028(c)	1,995,000	2,030,987
4.85%, 07/25/2028(c)	124,000	124,196
5.30%, 07/24/2029(c)	525,000	532,914
6.09%, 10/23/2029(c)	716,000	747,052
5.01%, 01/23/2030(c)	521,000	523,172
5.58%, 04/22/2030(c)	1,589,000	1,630,398
5.00%, 07/22/2030(c)	3,124,000	3,134,945
4.60%, 10/22/2030(c)	5,271,000	5,199,812
4.59%, 04/26/2033(c)	93,000	90,345
5.72%, 09/14/2033(c)	270,000	278,103
5.34%, 01/23/2035(c)	439,000	442,944
4.95%, 10/22/2035(c)	3,974,000	3,896,711
Series NN, 6.88%(c)(e)	1,337,000	1,416,125
JPMorgan Chase Bank N.A., 5.11%, 12/08/2026	2,119,000	2,144,171
KeyBank N.A.,
3.30%, 06/01/2025	939,000	928,951
4.15%, 08/08/2025	629,000	624,617
5.85%, 11/15/2027	1,186,000	1,215,257
KeyCorp, 6.28% (SOFR + 1.25%), 05/23/2025(d)	298,000	298,906
Manufacturers & Traders Trust Co.,
5.40%, 11/21/2025	978,000	983,790
4.70%, 01/27/2028	939,000	930,612
Mitsubishi UFJ Financial Group, Inc. (Japan),
5.02%, 07/20/2028(c)	899,000	905,761
5.26%, 04/17/2030(c)	2,067,000	2,098,444
5.41%, 04/19/2034(c)	916,000	942,632
5.43%, 04/17/2035(c)	2,252,000	2,291,142
8.20%(c)(e)	4,628,000	5,095,447
Mizuho Financial Group, Inc. (Japan),
5.78%, 07/06/2029(c)	781,000	803,297
5.38%, 07/10/2030(c)	2,234,000	2,273,046
5.59%, 07/10/2035(c)	3,196,000	3,274,241
Principal Amount		Value
Diversified Banks–(continued)
Morgan Stanley Bank N.A.,
5.48%, 07/16/2025	$1,230,000	$1,237,776
4.75%, 04/21/2026	1,090,000	1,094,504
5.88%, 10/30/2026	1,649,000	1,691,378
4.45%, 10/15/2027(c)	8,782,000	8,737,918
4.95%, 01/14/2028(c)	1,609,000	1,615,889
5.50%, 05/26/2028(c)	5,369,000	5,463,153
National Securities Clearing Corp.,
5.10%, 11/21/2027(b)	1,596,000	1,617,061
5.00%, 05/30/2028(b)	1,178,000	1,192,696
Nordea Bank Abp (Finland), 6.30%(b)(c)(e)	2,258,000	2,164,534
Norinchukin Bank (The) (Japan), 5.09%, 10/16/2029(b)	1,366,000	1,367,556
PNC Financial Services Group, Inc. (The),
6.62%, 10/20/2027(c)	966,000	1,000,583
5.58%, 06/12/2029(c)	586,000	599,053
6.04%, 10/28/2033(c)	138,000	145,008
5.07%, 01/24/2034(c)	209,000	206,199
6.88%, 10/20/2034(c)	621,000	690,376
Royal Bank of Canada (Canada),
4.88%, 01/19/2027	992,000	999,731
4.95%, 02/01/2029	364,000	367,828
5.00%, 02/01/2033	254,000	254,615
7.50%, 05/02/2084(c)	2,864,000	3,018,607
Santander UK Group Holdings PLC (United Kingdom), 6.83%, 11/21/2026(c)	987,000	1,003,048
Standard Chartered PLC (United Kingdom),
6.19%, 07/06/2027(b)(c)	988,000	1,006,294
6.75%, 02/08/2028(b)(c)	983,000	1,018,875
7.02%, 02/08/2030(b)(c)	985,000	1,053,549
5.01%, 10/15/2030(b)(c)	3,273,000	3,235,405
2.68%, 06/29/2032(b)(c)	1,468,000	1,252,118
Sumitomo Mitsui Financial Group, Inc. (Japan), 6.60%(c)(e)	3,677,000	3,811,950
Sumitomo Mitsui Trust Bank Ltd. (Japan),
5.65%, 03/09/2026(b)	957,000	969,120
5.65%, 09/14/2026(b)	1,050,000	1,067,178
5.20%, 03/07/2027(b)	1,749,000	1,769,896
5.55%, 09/14/2028(b)	1,038,000	1,065,800
5.20%, 03/07/2029(b)	1,498,000	1,520,025
5.35%, 03/07/2034(b)	1,223,000	1,248,103
Synovus Bank, 5.63%, 02/15/2028	1,338,000	1,331,121
Toronto-Dominion Bank (The) (Canada),
5.15%, 09/10/2034(c)	4,481,000	4,401,149
8.13%, 10/31/2082(c)	1,101,000	1,162,827
7.25%, 07/31/2084(c)	2,873,000	2,947,586
U.S. Bancorp,
4.55%, 07/22/2028(c)	124,000	123,282
5.78%, 06/12/2029(c)	449,000	462,096
5.38%, 01/23/2030(c)	995,000	1,011,180
4.97%, 07/22/2033(c)	97,000	93,935
UBS AG (Switzerland), 5.65%, 09/11/2028	951,000	980,719
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Core Bond Fund

Principal Amount		Value
Diversified Banks–(continued)
Wells Fargo & Co.,
5.71%, 04/22/2028(c)	$1,232,000	$1,256,116
5.57%, 07/25/2029(c)	360,000	367,722
6.30%, 10/23/2029(c)	490,000	513,610
5.20%, 01/23/2030(c)	582,000	587,908
5.39%, 04/24/2034(c)	208,000	209,485
5.56%, 07/25/2034(c)	952,000	968,437
5.50%, 01/23/2035(c)	843,000	855,304
4.61%, 04/25/2053(c)	111,000	97,800
6.85%(c)(e)	2,151,000	2,223,086
7.63%(c)(e)	425,000	457,850
Wells Fargo Bank N.A.,
5.55%, 08/01/2025	2,262,000	2,275,879
4.81%, 01/15/2026	1,514,000	1,518,262
5.45%, 08/07/2026	1,379,000	1,400,156
Westpac Banking Corp. (Australia), 6.82%, 11/17/2033	1,576,000	1,743,111
		263,970,487
Diversified Capital Markets–0.36%
UBS Group AG (Switzerland),
4.55%, 04/17/2026	958,000	954,299
5.71%, 01/12/2027(b)(c)	826,000	832,399
4.75%, 05/12/2028(b)(c)	956,000	951,292
5.43%, 02/08/2030(b)(c)	949,000	962,866
6.30%, 09/22/2034(b)(c)	1,182,000	1,262,698
5.70%, 02/08/2035(b)(c)	761,000	779,671
Series 28, 9.25%(b)(c)(e)	1,198,000	1,308,442
Series 31, 7.75%(b)(c)(e)	1,876,000	1,971,449
Series 33, 9.25%(b)(c)(e)	1,192,000	1,383,069
		10,406,185
Diversified Financial Services–1.67%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 5.10%, 01/19/2029	697,000	699,143
Aircastle Ltd./Aircastle Ireland DAC, 5.75%, 10/01/2031(b)	989,000	1,004,629
Apollo Debt Solutions BDC, 6.90%, 04/13/2029(b)	309,000	315,681
Apollo Global Management, Inc.,
6.38%, 11/15/2033	812,000	885,798
5.80%, 05/21/2054	1,439,000	1,476,864
Avolon Holdings Funding Ltd. (Ireland),
6.38%, 05/04/2028(b)	417,000	431,056
5.75%, 03/01/2029(b)	1,762,000	1,788,475
5.75%, 11/15/2029(b)	1,871,000	1,901,216
BlackRock Funding, Inc.,
4.90%, 01/08/2035	1,040,000	1,038,653
5.35%, 01/08/2055	1,021,000	1,022,959
Blue Owl Technology Finance Corp. II, 6.75%, 04/04/2029(b)	2,576,000	2,564,665
Corebridge Financial, Inc.,
6.05%, 09/15/2033	673,000	698,855
5.75%, 01/15/2034	1,063,000	1,088,668
Horizon Mutual Holdings, Inc., 6.20%, 11/15/2034(b)	23,913,000	23,841,739
LPL Holdings, Inc., 5.70%, 05/20/2027	1,898,000	1,927,433
Principal Amount		Value
Diversified Financial Services–(continued)
Macquarie Airfinance Holdings Ltd. (United Kingdom),
6.40%, 03/26/2029(b)	$976,000	$1,006,612
5.15%, 03/17/2030(b)	3,031,000	2,969,344
6.50%, 03/26/2031(b)	1,150,000	1,195,730
Nuveen LLC,
5.55%, 01/15/2030(b)	854,000	875,152
5.85%, 04/15/2034(b)	1,337,000	1,372,850
		48,105,522
Diversified Metals & Mining–0.18%
BHP Billiton Finance (USA) Ltd. (Australia),
5.10%, 09/08/2028	868,000	881,780
5.25%, 09/08/2030	582,000	597,104
5.25%, 09/08/2033	1,039,000	1,056,887
Glencore Funding LLC (Australia),
5.37%, 04/04/2029(b)	969,000	983,498
5.63%, 04/04/2034(b)	945,000	960,373
5.89%, 04/04/2054(b)	725,000	733,642
		5,213,284
Diversified REITs–0.03%
VICI Properties L.P.,
5.75%, 04/01/2034	383,000	389,358
6.13%, 04/01/2054	414,000	416,952
		806,310
Diversified Support Services–0.02%
Element Fleet Management Corp. (Canada), 6.32%, 12/04/2028(b)	540,000	564,923
Electric Utilities–2.72%
Alabama Power Co., 5.85%, 11/15/2033	256,000	270,948
American Electric Power Co., Inc.,
5.75%, 11/01/2027	162,000	166,869
5.20%, 01/15/2029	714,000	723,298
CenterPoint Energy Houston Electric LLC, 5.05%, 03/01/2035	1,728,000	1,724,988
Connecticut Light and Power Co. (The),
4.95%, 08/15/2034	578,000	573,415
5.25%, 01/15/2053	162,000	160,008
Consolidated Edison Co. of New York, Inc.,
5.50%, 03/15/2034	426,000	441,983
5.90%, 11/15/2053	557,000	588,572
Constellation Energy Generation LLC,
6.13%, 01/15/2034	270,000	288,288
6.50%, 10/01/2053	220,000	242,302
5.75%, 03/15/2054	1,111,000	1,120,537
Dominion Energy South Carolina, Inc., 6.25%, 10/15/2053	280,000	314,230
Duke Energy Carolinas LLC, 5.35%, 01/15/2053	256,000	251,960
Duke Energy Corp.,
5.00%, 12/08/2025	336,000	336,902
4.85%, 01/05/2029	733,000	734,006
5.00%, 08/15/2052	163,000	147,277
6.45%, 09/01/2054(c)	1,444,000	1,471,251
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Core Bond Fund

Principal Amount		Value
Electric Utilities–(continued)
Duke Energy Indiana LLC, 5.40%, 04/01/2053	$280,000	$276,026
Duke Energy Ohio, Inc., 5.55%, 03/15/2054	1,604,000	1,612,647
Electricite de France S.A. (France), 5.70%, 05/23/2028(b)	627,000	643,183
Enel Finance America LLC (Italy), 7.10%, 10/14/2027(b)	831,000	881,077
Enel Finance International N.V. (Italy), 7.05%, 10/14/2025(b)	933,000	951,507
Entergy Corp., 7.13%, 12/01/2054(c)	1,206,000	1,236,004
Entergy Louisiana LLC, 5.15%, 09/15/2034	1,414,000	1,408,968
Entergy Texas, Inc., 5.55%, 09/15/2054	1,145,000	1,140,107
Evergy Metro, Inc., 4.95%, 04/15/2033	196,000	194,151
Eversource Energy,
5.00%, 01/01/2027	1,256,000	1,263,832
5.50%, 01/01/2034	634,000	638,784
Exelon Corp.,
5.15%, 03/15/2029	699,000	708,884
5.45%, 03/15/2034	670,000	682,068
5.60%, 03/15/2053	835,000	829,736
FirstEnergy Pennsylvania Electric Co., 5.20%, 04/01/2028(b)	102,000	102,896
FirstEnergy Transmission LLC,
4.55%, 01/15/2030(b)	2,052,000	2,015,496
5.00%, 01/15/2035(b)	1,408,000	1,381,131
Florida Power & Light Co., 4.80%, 05/15/2033	188,000	185,772
Georgia Power Co.,
4.65%, 05/16/2028	200,000	200,295
4.95%, 05/17/2033	207,000	206,540
MidAmerican Energy Co.,
5.35%, 01/15/2034	181,000	185,871
5.85%, 09/15/2054	304,000	322,346
5.30%, 02/01/2055	714,000	704,728
National Rural Utilities Cooperative Finance Corp.,
4.12%, 09/16/2027	6,700,000	6,634,854
4.85%, 02/07/2029	1,184,000	1,192,582
5.00%, 02/07/2031	1,107,000	1,122,037
5.80%, 01/15/2033	94,000	98,899
5.00%, 08/15/2034	4,737,000	4,690,054
7.13%, 09/15/2053(c)	2,483,000	2,587,182
NextEra Energy Capital Holdings, Inc.,
6.05%, 03/01/2025	316,000	317,060
4.95%, 01/29/2026	4,019,000	4,033,456
4.63%, 07/15/2027	244,000	244,245
4.90%, 03/15/2029	1,810,000	1,818,760
5.25%, 03/15/2034	1,742,000	1,750,418
5.55%, 03/15/2054	1,822,000	1,812,289
6.75%, 06/15/2054(c)	1,007,000	1,056,981
Niagara Mohawk Power Corp., 5.29%, 01/17/2034(b)	724,000	720,423
Ohio Power Co., 5.65%, 06/01/2034	1,413,000	1,445,061
Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	4,003,000	4,037,359
Principal Amount		Value
Electric Utilities–(continued)
Oncor Electric Delivery Co. LLC, 5.65%, 11/15/2033	$666,000	$697,575
Pacific Gas and Electric Co., 5.90%, 10/01/2054	1,599,000	1,600,073
PacifiCorp,
5.10%, 02/15/2029	740,000	749,352
5.30%, 02/15/2031	610,000	619,178
5.45%, 02/15/2034	918,000	924,707
5.80%, 01/15/2055	701,000	701,886
PECO Energy Co., 4.90%, 06/15/2033	310,000	309,545
PPL Capital Funding, Inc., 5.25%, 09/01/2034	792,000	786,291
Public Service Co. of Colorado, 5.25%, 04/01/2053	217,000	207,530
Public Service Co. of New Hampshire, 5.35%, 10/01/2033	271,000	279,705
San Diego Gas & Electric Co.,
5.35%, 04/01/2053	474,000	463,689
5.55%, 04/15/2054	1,404,000	1,418,539
Sierra Pacific Power Co., 5.90%, 03/15/2054	219,000	228,496
Southern Co. (The),
5.15%, 10/06/2025	140,000	140,698
5.70%, 10/15/2032	101,000	105,686
4.85%, 03/15/2035	2,295,000	2,233,690
Southwestern Electric Power Co., 5.30%, 04/01/2033	191,000	191,783
Union Electric Co.,
5.20%, 04/01/2034	1,919,000	1,941,574
5.13%, 03/15/2055	1,576,000	1,498,941
Virginia Electric and Power Co.,
5.00%, 04/01/2033	215,000	213,624
5.35%, 01/15/2054	536,000	525,398
Vistra Operations Co. LLC,
6.95%, 10/15/2033(b)	516,000	563,513
6.00%, 04/15/2034(b)	925,000	955,242
		78,247,258
Electronic Components–0.12%
Amphenol Corp.,
5.00%, 01/15/2035	2,296,000	2,281,907
5.38%, 11/15/2054	1,310,000	1,298,820
		3,580,727
Environmental & Facilities Services–0.31%
Republic Services, Inc.,
4.88%, 04/01/2029	832,000	837,281
5.00%, 12/15/2033	733,000	732,110
5.00%, 04/01/2034	119,000	118,625
Veralto Corp.,
5.50%, 09/18/2026	1,439,000	1,458,466
5.35%, 09/18/2028	597,000	608,370
5.45%, 09/18/2033	310,000	314,832
Waste Management, Inc., 5.35%, 10/15/2054	4,842,000	4,853,484
		8,923,168
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Core Bond Fund

Principal Amount		Value
Financial Exchanges & Data–0.04%
Intercontinental Exchange, Inc.,
4.60%, 03/15/2033	$102,000	$99,190
4.95%, 06/15/2052	119,000	112,511
5.20%, 06/15/2062	271,000	263,455
Nasdaq, Inc.,
5.35%, 06/28/2028	174,000	177,716
5.55%, 02/15/2034	242,000	247,438
5.95%, 08/15/2053	106,000	110,377
6.10%, 06/28/2063	226,000	237,192
		1,247,879
Food Retail–0.87%
Kroger Co. (The),
4.70%, 08/15/2026	1,857,000	1,863,498
4.60%, 08/15/2027	1,733,000	1,737,351
4.65%, 09/15/2029	6,012,000	6,013,139
4.90%, 09/15/2031	2,030,000	2,026,121
5.00%, 09/15/2034	4,033,000	3,968,430
5.50%, 09/15/2054	4,391,000	4,267,453
5.65%, 09/15/2064	5,288,000	5,143,047
		25,019,039
Gas Utilities–0.08%
Atmos Energy Corp.,
5.90%, 11/15/2033	334,000	355,648
6.20%, 11/15/2053	241,000	267,493
5.00%, 12/15/2054	1,464,000	1,365,620
Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	267,000	272,460
Southwest Gas Corp., 5.45%, 03/23/2028	138,000	140,102
		2,401,323
Health Care Distributors–0.09%
Cardinal Health, Inc., 5.45%, 02/15/2034	536,000	545,524
Cencora, Inc., 5.13%, 02/15/2034	452,000	449,200
McKesson Corp.,
4.25%, 09/15/2029	1,368,000	1,340,627
5.10%, 07/15/2033	202,000	203,695
		2,539,046
Health Care Equipment–0.48%
Becton, Dickinson and Co., 4.69%, 02/13/2028	161,000	160,975
Medtronic Global Holdings S.C.A., 4.50%, 03/30/2033	326,000	318,397
Smith & Nephew PLC (United Kingdom),
5.15%, 03/20/2027	2,053,000	2,065,103
5.40%, 03/20/2034	1,850,000	1,859,667
Stryker Corp.,
4.25%, 09/11/2029	2,833,000	2,776,662
4.63%, 09/11/2034	6,941,000	6,717,044
		13,897,848
Health Care Facilities–0.29%
Adventist Health System, 5.76%, 12/01/2034	774,000	782,297
HCA, Inc.,
5.45%, 09/15/2034	1,104,000	1,096,578
5.90%, 06/01/2053	447,000	442,275
Principal Amount		Value
Health Care Facilities–(continued)
Universal Health Services, Inc.,
4.63%, 10/15/2029	$2,035,000	$1,977,523
5.05%, 10/15/2034	3,621,000	3,436,904
UPMC,
5.04%, 05/15/2033	429,000	426,510
5.38%, 05/15/2043	224,000	223,392
		8,385,479
Health Care REITs–0.07%
Alexandria Real Estate Equities, Inc.,
5.25%, 05/15/2036	401,000	395,188
5.63%, 05/15/2054	1,773,000	1,754,240
		2,149,428
Health Care Services–0.82%
CommonSpirit Health,
5.21%, 12/01/2031	9,888,000	9,948,066
5.32%, 12/01/2034	1,855,000	1,863,867
5.55%, 12/01/2054	596,000	596,737
CVS Health Corp.,
5.00%, 01/30/2029	315,000	314,089
5.25%, 01/30/2031	97,000	96,411
5.30%, 06/01/2033	346,000	339,408
6.00%, 06/01/2063	172,000	166,367
Icon Investments Six DAC,
5.81%, 05/08/2027	1,541,000	1,572,038
5.85%, 05/08/2029	1,229,000	1,263,689
6.00%, 05/08/2034	1,353,000	1,386,599
Laboratory Corp. of America Holdings,
4.35%, 04/01/2030	4,387,000	4,256,155
4.80%, 10/01/2034	868,000	836,555
Piedmont Healthcare, Inc., 2.86%, 01/01/2052	338,000	217,948
Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	504,000	305,506
Quest Diagnostics, Inc., 6.40%, 11/30/2033	391,000	424,196
		23,587,631
Health Care Supplies–0.16%
Solventum Corp.,
5.45%, 02/25/2027(b)	1,039,000	1,052,859
5.40%, 03/01/2029(b)	1,996,000	2,022,299
5.60%, 03/23/2034(b)	1,284,000	1,294,450
5.90%, 04/30/2054(b)	125,000	125,314
		4,494,922
Home Improvement Retail–0.16%
Americold Realty Operating Partnership L.P., 5.41%, 09/12/2034	3,037,000	2,963,478
Home Depot, Inc. (The), 4.90%, 04/15/2029	838,000	849,918
Lowe’s Cos., Inc.,
5.75%, 07/01/2053	103,000	104,128
5.80%, 09/15/2062	40,000	40,109
5.85%, 04/01/2063	645,000	652,409
		4,610,042
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Core Bond Fund

Principal Amount		Value
Hotel & Resort REITs–0.08%
Phillips Edison Grocery Center Operating Partnership I L.P.,
5.75%, 07/15/2034	$612,000	$621,231
4.95%, 01/15/2035	1,803,000	1,725,615
		2,346,846
Hotels, Resorts & Cruise Lines–0.21%
Choice Hotels International, Inc., 5.85%, 08/01/2034	1,134,000	1,141,063
Marriott International, Inc.,
4.88%, 05/15/2029	384,000	384,514
4.80%, 03/15/2030	1,943,000	1,930,721
5.30%, 05/15/2034	642,000	641,999
5.35%, 03/15/2035	1,866,000	1,857,362
		5,955,659
Industrial Conglomerates–0.24%
Honeywell International, Inc.,
4.88%, 09/01/2029	1,474,000	1,493,792
4.95%, 09/01/2031	1,829,000	1,860,805
5.00%, 02/15/2033	27,000	27,380
5.00%, 03/01/2035	1,275,000	1,281,469
5.35%, 03/01/2064	2,208,000	2,211,743
		6,875,189
Industrial Machinery & Supplies & Components–0.08%
Ingersoll Rand, Inc.,
5.20%, 06/15/2027	1,361,000	1,379,107
5.40%, 08/14/2028	115,000	117,636
Nordson Corp.,
5.60%, 09/15/2028	207,000	213,032
5.80%, 09/15/2033	313,000	327,843
nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	308,000	314,507
		2,352,125
Industrial REITs–0.01%
LXP Industrial Trust, 6.75%, 11/15/2028	356,000	373,790
Insurance Brokers–0.06%
Arthur J. Gallagher & Co., 6.75%, 02/15/2054	449,000	511,159
Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033	542,000	559,639
5.45%, 03/15/2053	155,000	154,225
5.70%, 09/15/2053	486,000	501,048
		1,726,071
Integrated Oil & Gas–0.19%
BP Capital Markets America, Inc.,
4.81%, 02/13/2033	158,000	154,812
4.89%, 09/11/2033	276,000	271,468
Eni S.p.A. (Italy), 5.50%, 05/15/2034(b)	1,203,000	1,210,219
Principal Amount		Value
Integrated Oil & Gas–(continued)
Occidental Petroleum Corp.,
5.00%, 08/01/2027	$612,000	$611,681
5.20%, 08/01/2029	612,000	610,937
5.55%, 10/01/2034	865,000	852,121
6.45%, 09/15/2036	774,000	801,033
4.63%, 06/15/2045	341,000	271,057
6.05%, 10/01/2054	624,000	605,217
		5,388,545
Integrated Telecommunication Services–0.03%
AT&T, Inc.,
2.55%, 12/01/2033	195,000	158,685
5.40%, 02/15/2034	376,000	381,930
Verizon Communications, Inc., 2.36%, 03/15/2032	350,000	291,909
		832,524
Interactive Media & Services–0.53%
Meta Platforms, Inc.,
4.30%, 08/15/2029	2,749,000	2,728,945
4.55%, 08/15/2031	1,083,000	1,075,223
4.75%, 08/15/2034	3,793,000	3,753,254
5.40%, 08/15/2054	1,859,000	1,868,868
4.65%, 08/15/2062	181,000	160,715
5.75%, 05/15/2063	459,000	479,478
5.55%, 08/15/2064	5,123,000	5,196,961
		15,263,444
Investment Banking & Brokerage–2.06%
Brookfield Finance, Inc. (Canada), 5.97%, 03/04/2054	674,000	699,527
Charles Schwab Corp. (The), Series K, 5.00%(c)(e)	221,000	215,849
Goldman Sachs Group, Inc. (The),
5.70%, 11/01/2024	194,000	194,000
5.73%, 04/25/2030(c)	1,503,000	1,545,692
5.05%, 07/23/2030(c)	2,601,000	2,607,680
4.69%, 10/23/2030(c)	3,101,000	3,061,365
5.85%, 04/25/2035(c)	1,757,000	1,821,161
5.33%, 07/23/2035(c)	2,080,000	2,078,441
5.02%, 10/23/2035(c)	5,331,000	5,207,234
Series W, 7.50%(c)(e)	7,441,000	7,974,036
Series X, 7.50%(c)(e)	8,177,000	8,594,423
Series Y, 6.13%(c)(e)	7,567,000	7,524,289
Morgan Stanley,
5.65%, 04/13/2028(c)	1,349,000	1,376,186
5.12%, 02/01/2029(c)	124,000	125,022
5.16%, 04/20/2029(c)	707,000	713,185
5.45%, 07/20/2029(c)	224,000	228,379
6.41%, 11/01/2029(c)	602,000	634,079
5.17%, 01/16/2030(c)	565,000	570,012
5.04%, 07/19/2030(c)	1,864,000	1,870,365
4.65%, 10/18/2030(c)	4,589,000	4,527,118
5.25%, 04/21/2034(c)	706,000	707,290
5.42%, 07/21/2034(c)	419,000	423,465
5.47%, 01/18/2035(c)	593,000	600,952
5.83%, 04/19/2035(c)	1,515,000	1,575,193
5.32%, 07/19/2035(c)	2,882,000	2,893,949
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Core Bond Fund

Principal Amount		Value
Investment Banking & Brokerage–(continued)
5.95%, 01/19/2038(c)	$106,000	$108,002
5.94%, 02/07/2039(c)	1,356,000	1,376,312
		59,253,206
Leisure Products–0.03%
Brunswick Corp., 5.85%, 03/18/2029	548,000	558,137
Polaris, Inc., 6.95%, 03/15/2029	421,000	444,449
		1,002,586
Life & Health Insurance–3.89%
AIA Group Ltd. (Hong Kong),
4.95%, 03/30/2035(b)	3,641,000	3,563,480
5.40%, 09/30/2054(b)	2,105,000	2,034,178
Athene Global Funding,
5.62%, 05/08/2026(b)	5,590,000	5,642,807
4.86%, 08/27/2026(b)	9,666,000	9,651,364
5.52%, 03/25/2027(b)	1,998,000	2,021,094
5.58%, 01/09/2029(b)	2,423,000	2,459,447
Athene Holding Ltd., 6.25%, 04/01/2054	1,068,000	1,097,976
Corebridge Global Funding,
6.16% (SOFR + 1.30%), 09/25/2026(b)(d)	4,058,000	4,103,304
4.65%, 08/20/2027(b)	5,026,000	5,017,320
5.90%, 09/19/2028(b)	504,000	520,776
5.20%, 01/12/2029(b)	1,175,000	1,185,413
5.20%, 06/24/2029(b)	2,259,000	2,276,134
Delaware Life Global Funding,
Series 22-1, 3.31%, 03/10/2025(b)	3,826,000	3,780,088
Series 21-1, 2.66%, 06/29/2026(b)	10,423,000	10,026,611
F&G Annuities & Life, Inc., 7.40%, 01/13/2028	263,000	273,545
GA Global Funding Trust,
4.40%, 09/23/2027(b)	7,475,000	7,367,885
5.50%, 01/08/2029(b)	1,317,000	1,338,087
MAG Mutual Holding Co., 4.75%, 04/30/2041(b)(f)	9,203,000	8,361,846
MassMutual Global Funding II, 5.10%, 04/09/2027(b)	5,042,000	5,112,463
MetLife, Inc., 5.25%, 01/15/2054	427,000	419,210
New York Life Global Funding, 4.55%, 01/28/2033(b)	360,000	351,403
Nippon Life Insurance Co. (Japan), 5.95%, 04/16/2054(b)(c)	2,128,000	2,183,475
Northwestern Mutual Global Funding,
5.07%, 03/25/2027(b)	2,204,000	2,235,198
4.35%, 09/15/2027(b)	302,000	300,825
4.71%, 01/10/2029(b)	3,313,000	3,314,739
Pacific Life Global Funding II,
5.90% (SOFR + 1.05%), 07/28/2026(b)(d)	2,800,000	2,823,379
4.90%, 01/11/2029(b)	3,653,000	3,664,883
4.50%, 08/28/2029(b)	9,147,000	9,074,145
Pricoa Global Funding I,
4.40%, 08/27/2027(b)	4,503,000	4,494,639
4.65%, 08/27/2031(b)	1,424,000	1,402,155
Principal Amount		Value
Life & Health Insurance–(continued)
Principal Life Global Funding II,
5.00%, 01/16/2027(b)	$858,000	$865,444
5.10%, 01/25/2029(b)	3,389,000	3,427,755
Sumitomo Life Insurance Co. (Japan), 5.88%(b)(c)(e)	1,409,000	1,431,593
		111,822,661
Managed Health Care–0.10%
Humana, Inc., 5.75%, 12/01/2028	392,000	402,362
UnitedHealth Group, Inc.,
5.15%, 10/15/2025	181,000	182,189
5.25%, 02/15/2028	197,000	201,501
5.30%, 02/15/2030	309,000	317,368
5.35%, 02/15/2033	267,000	274,310
4.50%, 04/15/2033	95,000	91,996
5.05%, 04/15/2053	188,000	177,234
5.63%, 07/15/2054	970,000	987,392
5.20%, 04/15/2063	174,000	163,558
		2,797,910
Marine Transportation–0.01%
A.P. Moller - Maersk A/S (Denmark), 5.88%, 09/14/2033(b)	381,000	397,142
Movies & Entertainment–0.02%
Netflix, Inc., 5.40%, 08/15/2054	357,000	359,331
Warnermedia Holdings, Inc.,
5.05%, 03/15/2042	199,000	158,895
5.14%, 03/15/2052	158,000	119,084
		637,310
Multi-Family Residential REITs–0.31%
AvalonBay Communities, Inc., 5.30%, 12/07/2033	796,000	807,484
Essex Portfolio L.P., 5.50%, 04/01/2034	765,000	772,881
Invitation Homes Operating Partnership L.P., 4.88%, 02/01/2035	3,829,000	3,663,509
Mid-America Apartments L.P., 5.30%, 02/15/2032	2,697,000	2,734,511
UDR, Inc., 5.13%, 09/01/2034	824,000	806,581
		8,784,966
Multi-line Insurance–0.27%
Allianz SE (Germany), 3.50%(b)(c)(e)	7,000,000	6,742,692
Metropolitan Life Global Funding I, 5.15%, 03/28/2033(b)	880,000	884,518
		7,627,210
Multi-Utilities–1.03%
AEP Texas, Inc., 3.95%, 06/01/2028(b)	2,489,000	2,416,217
Algonquin Power & Utilities Corp. (Canada), 5.37%, 06/15/2026	847,000	852,129
Ameren Illinois Co., 4.95%, 06/01/2033	246,000	245,864
Black Hills Corp., 6.15%, 05/15/2034	664,000	696,919
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Core Bond Fund

Principal Amount		Value
Multi-Utilities–(continued)
CenterPoint Energy, Inc.,
Series B, 6.85%, 02/15/2055(c)	$861,000	$884,721
6.70%, 05/15/2055(c)	4,018,000	4,018,965
Dominion Energy, Inc.,
5.38%, 11/15/2032	423,000	430,395
Series B, 7.00%, 06/01/2054(c)	1,430,000	1,525,096
Series A, 6.88%, 02/01/2055(c)	1,087,000	1,138,073
DTE Energy Co.,
4.95%, 07/01/2027	1,081,000	1,087,202
5.85%, 06/01/2034	639,000	664,581
ENGIE S.A. (France),
5.25%, 04/10/2029(b)	1,187,000	1,205,357
5.63%, 04/10/2034(b)	1,100,000	1,123,182
5.88%, 04/10/2054(b)	1,090,000	1,108,817
NiSource, Inc.,
5.25%, 03/30/2028	100,000	101,482
5.40%, 06/30/2033	84,000	84,926
5.35%, 04/01/2034	2,396,000	2,404,696
6.95%, 11/30/2054(c)	1,076,000	1,105,289
Public Service Enterprise Group, Inc.,
5.88%, 10/15/2028	936,000	971,740
6.13%, 10/15/2033	585,000	619,785
Sempra,
6.40%, 10/01/2054(c)	3,716,000	3,712,208
6.88%, 10/01/2054(c)	2,393,000	2,441,293
WEC Energy Group, Inc.,
5.00%, 09/27/2025	314,000	314,354
5.15%, 10/01/2027	206,000	209,232
4.75%, 01/15/2028	152,000	152,572
		29,515,095
Office REITs–0.25%
Boston Properties L.P., 5.75%, 01/15/2035	5,110,000	5,063,142
Cousins Properties L.P., 5.88%, 10/01/2034	2,087,000	2,106,620
		7,169,762
Oil & Gas Drilling–0.01%
Patterson-UTI Energy, Inc., 7.15%, 10/01/2033	243,000	257,116
Oil & Gas Equipment & Services–0.01%
Northern Natural Gas Co., 5.63%, 02/01/2054(b)	391,000	389,461
Oil & Gas Exploration & Production–0.28%
Aker BP ASA (Norway), 5.80%, 10/01/2054(b)	2,653,000	2,486,969
ConocoPhillips Co.,
5.55%, 03/15/2054	338,000	337,640
5.70%, 09/15/2063	256,000	258,598
Diamondback Energy, Inc.,
5.20%, 04/18/2027	1,232,000	1,244,826
5.15%, 01/30/2030	1,172,000	1,179,386
5.40%, 04/18/2034	892,000	890,856
5.75%, 04/18/2054	817,000	794,161
5.90%, 04/18/2064	709,000	687,362
Principal Amount		Value
Oil & Gas Exploration & Production–(continued)
Pioneer Natural Resources Co., 5.10%, 03/29/2026	$171,000	$172,338
		8,052,136
Oil & Gas Refining & Marketing–0.01%
Phillips 66 Co., 5.30%, 06/30/2033	366,000	366,763
Oil & Gas Storage & Transportation–1.49%
Cheniere Energy Partners L.P., 5.95%, 06/30/2033	346,000	356,098
Columbia Pipelines Holding Co. LLC,
6.06%, 08/15/2026(b)	234,000	237,875
5.10%, 10/01/2031(b)	1,705,000	1,667,609
Columbia Pipelines Operating Co. LLC, 5.70%, 10/01/2054(b)	3,868,000	3,735,766
Eastern Energy Gas Holdings LLC, 5.65%, 10/15/2054	2,252,000	2,202,804
Enbridge, Inc. (Canada),
5.70%, 03/08/2033	335,000	343,659
Series NC5, 8.25%, 01/15/2084(c)	150,000	158,824
Energy Transfer L.P.,
6.05%, 12/01/2026	1,427,000	1,462,458
6.40%, 12/01/2030	192,000	203,713
5.75%, 02/15/2033	135,000	137,720
6.55%, 12/01/2033	233,000	250,066
5.55%, 05/15/2034	649,000	652,181
5.95%, 05/15/2054	595,000	586,567
6.05%, 09/01/2054	2,376,000	2,380,752
Kinder Morgan, Inc.,
4.80%, 02/01/2033	147,000	141,610
5.20%, 06/01/2033	349,000	343,622
MPLX L.P.,
5.00%, 03/01/2033	195,000	189,783
4.95%, 03/14/2052	179,000	154,319
ONEOK, Inc.,
5.55%, 11/01/2026	179,000	181,497
4.25%, 09/24/2027	3,681,000	3,634,730
5.65%, 11/01/2028	219,000	224,992
4.40%, 10/15/2029	3,049,000	2,971,256
5.80%, 11/01/2030	521,000	540,946
6.10%, 11/15/2032	106,000	111,619
6.05%, 09/01/2033	503,000	523,759
6.63%, 09/01/2053	717,000	773,175
Sabine Pass Liquefaction LLC, 5.90%, 09/15/2037	271,000	281,944
South Bow USA Infrastructure Holdings LLC (Canada),
4.91%, 09/01/2027(b)	1,867,000	1,859,410
5.03%, 10/01/2029(b)	2,696,000	2,653,516
5.58%, 10/01/2034(b)	2,716,000	2,684,877
6.18%, 10/01/2054(b)	650,000	643,824
Southern Co. Gas Capital Corp., 5.75%, 09/15/2033	261,000	272,317
Targa Resources Corp.,
5.20%, 07/01/2027	155,000	156,833
5.50%, 02/15/2035	824,000	822,502
Western Midstream Operating L.P.,
6.15%, 04/01/2033	335,000	346,520
5.45%, 11/15/2034	3,608,000	3,521,246
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Core Bond Fund

Principal Amount		Value
Oil & Gas Storage & Transportation–(continued)
Williams Cos., Inc. (The),
5.30%, 08/15/2028	$856,000	$869,601
4.80%, 11/15/2029	2,372,000	2,359,264
5.65%, 03/15/2033	346,000	354,648
5.15%, 03/15/2034	745,000	733,886
5.80%, 11/15/2054	1,248,000	1,253,987
		42,981,775
Other Specialty Retail–0.00%
Tractor Supply Co., 5.25%, 05/15/2033	137,000	137,646
Packaged Foods & Meats–0.34%
Campbell Soup Co.,
5.30%, 03/20/2026	468,000	471,826
5.20%, 03/19/2027	740,000	751,055
5.20%, 03/21/2029	745,000	755,642
5.40%, 03/21/2034	978,000	989,602
5.25%, 10/13/2054	1,726,000	1,643,401
J.M. Smucker Co. (The), 6.20%, 11/15/2033	333,000	355,769
Mars, Inc., 4.55%, 04/20/2028(b)	550,000	547,270
McCormick & Co., Inc., 4.70%, 10/15/2034	4,318,000	4,152,458
		9,667,023
Paper & Plastic Packaging Products & Materials–0.13%
Smurfit Kappa Treasury Unlimited Co. (Ireland),
5.20%, 01/15/2030(b)	1,316,000	1,329,605
5.44%, 04/03/2034(b)	1,256,000	1,265,007
5.78%, 04/03/2054(b)	1,131,000	1,144,433
		3,739,045
Passenger Airlines–0.25%
American Airlines Pass-Through Trust,
Series 2021-1, Class B, 3.95%, 07/11/2030	596,960	554,576
Series 2021-1, Class A, 2.88%, 07/11/2034	159,803	139,249
AS Mileage Plan IP Ltd.,
5.02%, 10/20/2029(b)	1,940,000	1,885,079
5.31%, 10/20/2031(b)	2,223,000	2,146,368
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	95,100	94,657
4.75%, 10/20/2028(b)	452,993	448,113
United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	97,810	100,103
Series 2019-2, Class AA, 2.70%, 05/01/2032	4,040	3,590
Series AA, 5.45%, 02/15/2037	1,864,000	1,898,228
		7,269,963
Passenger Ground Transportation–0.43%
Uber Technologies, Inc.,
4.30%, 01/15/2030	5,525,000	5,375,846
4.80%, 09/15/2034	3,389,000	3,287,918
5.35%, 09/15/2054	3,782,000	3,609,623
		12,273,387
Principal Amount		Value
Personal Care Products–0.04%
Kenvue, Inc.,
5.05%, 03/22/2028	$203,000	$206,653
5.00%, 03/22/2030	332,000	337,461
4.90%, 03/22/2033	373,000	373,218
5.20%, 03/22/2063	196,000	190,809
		1,108,141
Pharmaceuticals–1.22%
AstraZeneca Finance LLC (United Kingdom),
4.80%, 02/26/2027	1,332,000	1,342,930
4.85%, 02/26/2029	764,000	771,584
4.90%, 02/26/2031	1,017,000	1,027,812
Bayer US Finance LLC (Germany),
6.25%, 01/21/2029(b)	1,095,000	1,132,541
6.38%, 11/21/2030(b)	1,155,000	1,205,025
6.50%, 11/21/2033(b)	1,195,000	1,254,935
Bristol-Myers Squibb Co.,
4.95%, 02/20/2026	1,267,000	1,275,462
4.90%, 02/22/2027	421,000	425,526
4.90%, 02/22/2029	424,000	429,592
5.75%, 02/01/2031	742,000	780,100
5.90%, 11/15/2033	460,000	492,079
6.25%, 11/15/2053	322,000	355,911
6.40%, 11/15/2063	417,000	466,319
Eli Lilly and Co.,
4.50%, 02/09/2027	2,287,000	2,294,098
4.70%, 02/27/2033	296,000	294,780
4.70%, 02/09/2034	1,111,000	1,095,911
4.88%, 02/27/2053	264,000	250,011
5.00%, 02/09/2054	735,000	708,934
5.05%, 08/14/2054	3,109,000	3,020,076
4.95%, 02/27/2063	159,000	150,379
5.10%, 02/09/2064	969,000	930,456
5.20%, 08/14/2064	870,000	851,394
Merck & Co., Inc.,
4.90%, 05/17/2044	737,000	705,216
5.00%, 05/17/2053	206,000	196,295
5.15%, 05/17/2063	280,000	269,949
Novartis Capital Corp. (Switzerland),
3.80%, 09/18/2029	3,264,000	3,166,606
4.00%, 09/18/2031	2,561,000	2,463,454
4.20%, 09/18/2034	4,518,000	4,285,926
4.70%, 09/18/2054	3,196,000	2,960,887
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 05/19/2033	429,000	422,799
		35,026,987
Property & Casualty Insurance–0.17%
Fairfax Financial Holdings Ltd. (Canada),
6.35%, 03/22/2054	1,161,000	1,209,015
6.10%, 03/15/2055(b)	3,366,000	3,400,910
Travelers Cos., Inc. (The), 5.45%, 05/25/2053	193,000	196,866
		4,806,791
Rail Transportation–0.20%
CSX Corp., 4.90%, 03/15/2055	2,856,000	2,653,959
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Core Bond Fund

Principal Amount		Value
Rail Transportation–(continued)
Norfolk Southern Corp.,
5.05%, 08/01/2030	$410,000	$415,888
5.55%, 03/15/2034	426,000	441,469
5.35%, 08/01/2054	76,000	74,896
5.95%, 03/15/2064	541,000	572,569
TTX Co., 5.05%, 11/15/2034(b)	1,395,000	1,399,967
Union Pacific Corp., 5.15%, 01/20/2063	298,000	283,906
		5,842,654
Real Estate Development–0.20%
Piedmont Operating Partnership L.P.,
9.25%, 07/20/2028	3,108,000	3,420,194
6.88%, 07/15/2029	2,315,000	2,389,161
		5,809,355
Regional Banks–0.32%
Citizens Financial Group, Inc., 2.64%, 09/30/2032	199,000	162,210
M&T Bank Corp., 5.05%, 01/27/2034(c)	199,000	191,993
Regions Financial Corp., 5.72%, 06/06/2030(c)	2,003,000	2,034,244
Santander Holdings USA, Inc., 6.12%, 05/31/2027(c)	2,788,000	2,829,639
Synovus Financial Corp., 6.17%, 11/01/2030(c)	1,766,000	1,766,313
Truist Financial Corp.,
6.05%, 06/08/2027(c)	429,000	437,133
4.87%, 01/26/2029(c)	207,000	206,281
7.16%, 10/30/2029(c)	361,000	387,078
5.44%, 01/24/2030(c)	394,000	398,851
4.92%, 07/28/2033(c)	264,000	251,884
6.12%, 10/28/2033(c)	155,000	162,428
5.87%, 06/08/2034(c)	372,000	382,678
		9,210,732
Reinsurance–0.18%
Global Atlantic (Fin) Co., 6.75%, 03/15/2054(b)	2,599,000	2,661,311
Swiss Re Subordinated Finance PLC (United Kingdom), 5.70%, 04/05/2035(b)(c)	2,400,000	2,408,748
		5,070,059
Renewable Electricity–0.04%
DTE Electric Co., 5.20%, 03/01/2034	602,000	610,328
Idaho Power Co., 5.20%, 08/15/2034	576,000	578,514
		1,188,842
Restaurants–0.09%
McDonald’s Corp.,
4.80%, 08/14/2028	1,176,000	1,183,545
4.95%, 08/14/2033	912,000	916,224
5.15%, 09/09/2052	188,000	178,780
5.45%, 08/14/2053	325,000	321,635
		2,600,184
Retail REITs–0.50%
Agree L.P., 5.63%, 06/15/2034	863,000	877,134
Principal Amount		Value
Retail REITs–(continued)
Brixmor Operating Partnership L.P., 5.75%, 02/15/2035	$710,000	$725,624
Kimco Realty OP LLC, 4.85%, 03/01/2035	2,372,000	2,283,591
Kite Realty Group L.P.,
4.95%, 12/15/2031	1,422,000	1,395,979
5.50%, 03/01/2034	270,000	271,963
NNN REIT, Inc.,
5.60%, 10/15/2033	243,000	248,010
5.50%, 06/15/2034	954,000	965,901
Realty Income Corp.,
5.63%, 10/13/2032	118,000	122,437
5.38%, 09/01/2054	692,000	674,358
Regency Centers L.P.,
5.25%, 01/15/2034	508,000	511,624
5.10%, 01/15/2035	872,000	860,542
Simon Property Group L.P., 4.75%, 09/26/2034	5,811,000	5,578,876
		14,516,039
Self-Storage REITs–0.72%
Extra Space Storage L.P.,
5.70%, 04/01/2028	137,000	140,459
5.40%, 02/01/2034	959,000	959,839
Goodman US Finance Six LLC (Australia), 5.13%, 10/07/2034(b)	792,000	775,029
Prologis L.P.,
4.88%, 06/15/2028	359,000	362,698
4.63%, 01/15/2033	241,000	236,012
4.75%, 06/15/2033	569,000	559,044
5.13%, 01/15/2034	323,000	323,720
5.00%, 03/15/2034	2,211,000	2,192,849
5.00%, 01/31/2035	2,565,000	2,537,431
5.25%, 06/15/2053	694,000	674,679
5.25%, 03/15/2054	3,344,000	3,226,698
Public Storage Operating Co.,
5.55% (SOFR + 0.70%), 04/16/2027(d)	6,960,000	6,993,472
5.13%, 01/15/2029	94,000	96,053
5.10%, 08/01/2033	525,000	528,417
5.35%, 08/01/2053	1,004,000	990,097
		20,596,497
Semiconductors–0.71%
Broadcom, Inc.,
4.15%, 02/15/2028	7,318,000	7,191,171
5.05%, 07/12/2029	2,264,000	2,284,105
5.15%, 11/15/2031	1,962,000	1,979,818
Foundry JV Holdco LLC,
5.90%, 01/25/2030(b)	1,188,000	1,204,902
6.15%, 01/25/2032(b)	2,008,000	2,043,437
5.88%, 01/25/2034(b)	1,195,000	1,186,787
6.25%, 01/25/2035(b)	2,706,000	2,770,466
6.40%, 01/25/2038(b)	1,085,000	1,115,196
Micron Technology, Inc., 5.30%, 01/15/2031	600,000	604,594
		20,380,476
Single-Family Residential REITs–0.08%
American Homes 4 Rent L.P., 5.50%, 07/15/2034	2,241,000	2,257,395
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Core Bond Fund

Principal Amount		Value
Soft Drinks & Non-alcoholic Beverages–0.17%
Coca-Cola Co. (The),
5.30%, 05/13/2054	$1,919,000	$1,934,986
5.40%, 05/13/2064	2,878,000	2,905,205
		4,840,191
Sovereign Debt–0.06%
Saudi Government International Bond (Saudi Arabia),
4.75%, 01/16/2030(b)	306,000	304,748
5.75%, 01/16/2054(b)	1,325,000	1,285,349
		1,590,097
Specialized Consumer Services–0.03%
Ashtead Capital, Inc. (United Kingdom), 5.55%, 05/30/2033(b)	1,002,000	998,372
Specialized Finance–0.07%
Blackstone Private Credit Fund,
4.95%, 09/26/2027(b)	1,675,000	1,644,864
6.25%, 01/25/2031(b)	392,000	396,892
		2,041,756
Specialty Chemicals–0.04%
Eastman Chemical Co., 5.00%, 08/01/2029	1,008,000	1,011,526
Systems Software–0.51%
Oracle Corp.,
6.25%, 11/09/2032	217,000	232,898
4.90%, 02/06/2033	349,000	344,465
4.70%, 09/27/2034	4,722,000	4,542,204
6.90%, 11/09/2052	237,000	272,769
5.38%, 09/27/2054	5,509,000	5,245,029
5.50%, 09/27/2064	4,151,000	3,896,940
		14,534,305
Technology Hardware, Storage & Peripherals–0.13%
Hewlett Packard Enterprise Co., 5.00%, 10/15/2034	3,595,000	3,489,946
Leidos, Inc., 5.75%, 03/15/2033	218,000	225,935
		3,715,881
Tobacco–0.85%
B.A.T Capital Corp. (United Kingdom),
5.83%, 02/20/2031	479,000	494,352
6.00%, 02/20/2034	280,000	289,876
7.08%, 08/02/2043	237,000	259,187
7.08%, 08/02/2053	179,000	198,478
Philip Morris International, Inc.,
4.75%, 02/12/2027	2,483,000	2,492,840
4.38%, 11/01/2027	3,070,000	3,051,045
5.13%, 11/17/2027	224,000	227,168
4.88%, 02/15/2028	861,000	865,658
5.25%, 09/07/2028	689,000	703,235
4.88%, 02/13/2029	1,894,000	1,899,854
4.63%, 11/01/2029	3,627,000	3,596,937
5.13%, 02/13/2031	513,000	517,977
4.75%, 11/01/2031	2,837,000	2,794,554
5.38%, 02/15/2033	881,000	893,326
Principal Amount		Value
Tobacco–(continued)
5.63%, 09/07/2033	$574,000	$592,101
4.90%, 11/01/2034	5,750,000	5,617,207
		24,493,795
Trading Companies & Distributors–0.22%
Ferguson Enterprises, Inc., 5.00%, 10/03/2034	2,142,000	2,079,751
Mitsubishi Corp. (Japan),
5.00%, 07/02/2029(b)	1,835,000	1,857,493
5.13%, 07/17/2034(b)	2,396,000	2,412,704
		6,349,948
Transaction & Payment Processing Services–0.14%
Fiserv, Inc.,
5.38%, 08/21/2028	913,000	931,832
5.63%, 08/21/2033	564,000	580,932
5.45%, 03/15/2034	2,015,000	2,046,101
Mastercard, Inc., 4.85%, 03/09/2033	479,000	481,803
		4,040,668
Wireless Telecommunication Services–0.02%
T-Mobile USA, Inc.,
5.65%, 01/15/2053	357,000	358,035
6.00%, 06/15/2054	224,000	235,475
		593,510
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,233,808,945)		1,238,825,661
U.S. Government Sponsored Agency Mortgage-Backed Securities–29.71%
Collateralized Mortgage Obligations–0.20%
Fannie Mae Interest STRIPS,
IO, 6.50%, 04/25/2029 to 02/25/2033(g)(h)	789,153	100,289
7.50%, 11/25/2029(g)	4,617	550
7.00%, 04/25/2032(g)	479,028	73,829
6.00%, 06/25/2033 to 03/25/2036(g)(h)	536,241	76,497
5.50%, 09/25/2033 to 06/25/2035(g)(h)	935,790	134,736
Fannie Mae REMICs,
7.00%, 07/25/2026 to 04/25/2033(g)	365,108	41,299
6.50%, 10/25/2028 to 10/25/2031	71,331	72,270
6.00%, 11/25/2028	35,833	36,183
7.50%, 12/25/2029	196,597	200,560
5.97% (30 Day Average SOFR + 1.11%), 07/25/2032(d)	36,793	37,179
5.37% (30 Day Average SOFR + 0.51%), 03/25/2033(d)	9,084	9,005
5.50%, 04/25/2035 to 07/25/2046(g)	1,502,625	828,842
5.22% (30 Day Average SOFR + 0.36%), 08/25/2035(d)	25,987	25,790
5.97% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(d)	85,486	99,679
5.91% (30 Day Average SOFR + 1.05%), 06/25/2037(d)	60,413	61,044
5.00%, 04/25/2040	5,607	5,583
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Core Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
4.00%, 03/25/2041 to 08/25/2047(g)	$868,065	$155,553
IO, 3.18% (8.15% - (30 Day Average SOFR + 0.11%)), 04/25/2027(d)(g)	19,440	799
3.00%, 11/25/2027(g)	429,155	10,665
2.13% (7.10% - (30 Day Average SOFR + 0.11%)), 11/25/2030(d)(g)	7,146	415
2.78% (7.75% - (30 Day Average SOFR + 0.11%)), 07/25/2031 to 02/25/2032(d)(g)	36,521	3,282
2.83% (7.85% - (30 Day Average SOFR + 0.11%)), 11/18/2031(d)(g)	30,858	2,665
2.93% (7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(d)(g)	76,505	6,914
2.28% (7.25% - (30 Day Average SOFR + 0.11%)), 01/25/2032(d)(g)	56,599	5,252
2.98% (7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032 to 07/25/2032(d)(g)	79,504	6,106
3.13% (8.10% - (30 Day Average SOFR + 0.11%)), 02/25/2032 to 03/25/2032(d)(g)	8,250	501
1.00% (8.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032(d)(g)	93,130	1,752
2.03% (7.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032 to 09/25/2032(d)(g)	249,472	20,853
3.03% (8.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032 to 12/25/2032(d)(g)	182,690	19,396
2.98% (8.00% - (30 Day Average SOFR + 0.11%)), 12/18/2032(d)(g)	113,835	10,023
3.08% (8.10% - (30 Day Average SOFR + 0.11%)), 12/18/2032(d)(g)	32,419	2,657
3.23% (8.20% - (30 Day Average SOFR + 0.11%)), 01/25/2033(d)(g)	178,653	17,365
3.28% (8.25% - (30 Day Average SOFR + 0.11%)), 02/25/2033 to 05/25/2033(d)(g)	119,238	16,941
2.58% (7.55% - (30 Day Average SOFR + 0.11%)), 10/25/2033(d)(g)	134,652	14,479
1.73% (6.70% - (30 Day Average SOFR + 0.11%)), 02/25/2035 to 05/25/2035(d)(g)	270,346	22,341
1.78% (6.75% - (30 Day Average SOFR + 0.11%)), 03/25/2035(d)(g)	47,749	2,290
Principal Amount		Value
Collateralized Mortgage Obligations–(continued)
1.63% (6.60% - (30 Day Average SOFR + 0.11%)), 05/25/2035(d)(g)	$178,771	$10,655
3.50%, 08/25/2035(g)	2,848,978	311,597
1.13% (6.10% - (30 Day Average SOFR + 0.11%)), 10/25/2035(d)(g)	153,362	12,969
1.61% (6.58% - (30 Day Average SOFR + 0.11%)), 06/25/2036(d)(g)	9,026	897
1.08% (6.05% - (30 Day Average SOFR + 0.11%)), 07/25/2038(d)(g)	69,221	2,292
1.58% (6.55% - (30 Day Average SOFR + 0.11%)), 10/25/2041(d)(g)	258,058	19,490
1.18% (6.15% - (30 Day Average SOFR + 0.11%)), 12/25/2042(d)(g)	712,650	74,376
0.93% (5.90% - (30 Day Average SOFR + 0.11%)), 09/25/2047(d)(g)	5,103,573	495,545
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC03, Class X1, IO, 0.43%, 11/25/2024(h)	32,359,265	3,440
Series K734, Class X1, IO, 0.63%, 02/25/2026(h)	31,146,415	172,791
Series K735, Class X1, IO, 0.96%, 05/25/2026(h)	32,867,102	337,782
Series K093, Class X1, IO, 0.94%, 05/25/2029(h)	26,537,310	914,396
Freddie Mac REMICs,
IO, 2.53% (7.65% - (30 Day Average SOFR + 0.11%)), 07/15/2026 to 03/15/2029(d)(g)	69,007	3,336
3.00%, 06/15/2027 to 12/15/2027(g)	1,418,481	36,146
2.50%, 05/15/2028(g)	369,751	10,196
2.58% (7.70% - (30 Day Average SOFR + 0.11%)), 03/15/2029(d)(g)	6,448	177
2.98% (8.10% - (30 Day Average SOFR + 0.11%)), 09/15/2029(d)(g)	4,002	244
2.63% (7.75% - (30 Day Average SOFR + 0.11%)), 01/15/2032(d)(g)	69,509	6,304
1.93% (7.05% - (30 Day Average SOFR + 0.11%)), 10/15/2033(d)(g)	163,312	10,139
1.58% (6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(d)(g)	163,669	9,133
1.63% (6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(d)(g)	112,886	6,405
1.60% (6.72% - (30 Day Average SOFR + 0.11%)), 05/15/2035(d)(g)	563,277	38,774
1.53% (6.65% - (30 Day Average SOFR + 0.11%)), 07/15/2035(d)(g)	325,287	31,682
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Core Bond Fund

Principal Amount		Value
Collateralized Mortgage Obligations–(continued)
1.88% (7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(d)(g)	$61,079	$6,079
0.88% (6.00% - (30 Day Average SOFR + 0.11%)), 04/15/2038(d)(g)	36,059	3,020
0.95% (6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(d)(g)	853,511	74,067
1.13% (6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(d)(g)	197,403	15,803
0.98% (6.10% - (30 Day Average SOFR + 0.11%)), 01/15/2044(d)(g)	753,390	68,068
4.00%, 03/15/2045(g)	98,693	1,375
6.50%, 02/15/2028 to 06/15/2032	361,617	368,641
6.00%, 04/15/2029	20,468	20,670
6.02% (30 Day Average SOFR + 1.01%), 07/15/2031(d)	26,674	26,847
7.00%, 03/15/2032	105,056	108,937
3.50%, 05/15/2032	85,310	82,890
6.12% (30 Day Average SOFR + 1.11%), 06/15/2032(d)	128,652	130,043
5.96% (24.75% - (3.67 x (30 Day Average SOFR + 0.11%))), 08/15/2035(d)	25,038	30,886
5.52% (30 Day Average SOFR + 0.51%), 09/15/2035(d)	64,451	63,829
Freddie Mac STRIPS,
IO, 7.00%, 04/01/2027(g)	25,087	1,381
3.00%, 12/15/2027(g)	536,024	19,047
3.15%, 12/15/2027(h)	153,241	4,778
6.50%, 02/01/2028(g)	3,520	246
7.50%, 12/15/2029(g)	13,084	1,533
6.00%, 12/15/2032(g)	40,855	4,359
PO, 0.00%, 06/01/2026(i)	1,770	1,719
		5,666,568
Federal Home Loan Mortgage Corp. (FHLMC)–2.08%
9.00%, 01/01/2025 to 05/01/2025	29	29
6.50%, 07/01/2028 to 04/01/2034	45,301	46,912
6.00%, 10/01/2029 to 08/01/2053	24,767,518	25,153,311
7.00%, 10/01/2031 to 10/01/2037	434,008	453,298
5.50%, 09/01/2039 to 08/01/2053	34,350,892	34,210,440
		59,863,990
Principal Amount		Value
Federal National Mortgage Association (FNMA)–1.40%
6.50%, 12/01/2029 to 11/01/2031	$251,789	$256,973
7.50%, 01/01/2033 to 08/01/2033	277,789	285,192
7.00%, 04/01/2033 to 04/01/2034	165,880	172,448
5.50%, 02/01/2035 to 09/01/2053	32,102,688	32,025,435
4.00%, 05/01/2052	8,035,503	7,498,661
		40,238,709
Government National Mortgage Association (GNMA)–4.46%
ARM, 4.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 07/20/2025 to 07/20/2027(d)	301	301
IO, 1.65% (6.55% - (1 mo. Term SOFR + 0.11%)), 04/16/2037(d)(g)	405,094	29,338
1.75% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(d)(g)	1,059,902	67,627
4.50%, 09/16/2047(g)	2,134,545	311,378
1.30% (6.20% - (1 mo. Term SOFR + 0.11%)), 10/16/2047(d)(g)	1,859,391	243,879
TBA, 2.50%, 11/01/2054(j)	69,445,000	58,838,177
4.50%, 11/01/2054(j)	39,787,000	37,980,034
5.50%, 11/01/2054(j)	30,947,000	30,778,899
		128,249,633
Uniform Mortgage-Backed Securities–21.57%
TBA, 2.50%, 11/01/2054(j)	88,454,220	73,188,722
3.00%, 11/01/2054(j)	113,007,852	97,302,140
3.50%, 11/01/2054(j)	62,188,641	55,603,056
4.00%, 11/01/2054(j)	60,357,842	55,769,905
4.50%, 11/01/2054(j)	73,662,202	69,939,415
5.00%, 11/01/2054(j)	130,498,192	126,816,439
5.50%, 11/01/2054(j)	114,609,388	113,538,395
6.00%, 11/01/2054(j)	28,377,180	28,562,512
		620,720,584
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $877,905,057)		854,739,484

Asset-Backed Securities–17.64%
AGL CLO 29 Ltd., Series 2024-29A, Class A1, 6.19% (3 mo. Term SOFR + 1.57%), 04/21/2037(b)(d)	9,655,000	9,720,529
Alternative Loan Trust,
Series 2005-21CB, Class A7, 5.50%, 06/25/2035	469,368	354,698
Series 2005-29CB, Class A4, 5.00%, 07/25/2035	227,653	125,405
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	4,415,000	4,130,826
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Core Bond Fund

Principal Amount		Value

Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(k)	$315,433	$303,196
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(k)	1,158,237	1,075,818
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(k)	802,307	683,556
Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(k)	2,163,558	1,837,036
Series 2022-1, Class A1, 2.88%, 12/25/2066(b)(k)	3,849,701	3,528,638
Series 2023-6, Class A1, 6.50%, 12/25/2067(b)(k)	1,420,562	1,434,969
Series 2024-10, Class A1, 5.35%, 10/25/2069(b)	5,369,000	5,346,866
Series 2024-2, Class A1, 5.99%, 01/25/2069(b)(k)	5,058,727	5,086,292
Apidos CLO XII, Series 2013-12A, Class ARR, 5.74% (3 mo. Term SOFR + 1.08%), 04/15/2031(b)(d)	4,208,569	4,217,647
Apidos CLO XXV, Series 2016-25A, Class A1R2, 5.77% (3 mo. Term SOFR + 1.15%), 10/20/2031(b)(d)	4,019,286	4,025,568
Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-1A, Class A, 3.83%, 08/21/2028(b)	6,614,000	6,440,361
Series 2023-1A, Class A, 5.25%, 04/20/2029(b)	1,463,000	1,473,038
Series 2023-4A, Class A, 5.49%, 06/20/2029(b)	5,238,000	5,330,926
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2021-1A, Class A, 5.95% (3 mo. Term SOFR + 1.32%), 04/18/2034(b)(d)	2,317,000	2,320,842
Series 2022-1A, Class A1, 5.95% (3 mo. Term SOFR + 1.32%), 04/18/2035(b)(d)	2,354,000	2,356,582
Banc of America Funding Trust,
Series 2007-1, Class 1A3, 6.00%, 01/25/2037	151,665	126,837
Series 2007-C, Class 1A4, 4.38%, 05/20/2036(k)	53,208	46,566
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	179,930	149,442
Bank, Series 2019-BNK16, Class XA, IO, 0.93%, 02/15/2052(h)	22,740,038	702,510
Bank5, Series 2024-5YR10, Class A, 5.64%, 10/15/2057	1,705,000	1,721,795
Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(k)	3,324,685	2,803,053
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(k)	3,325,458	2,692,694
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(k)	3,000,279	2,633,103
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(k)	3,447,160	2,906,312
Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(k)	4,205,685	3,405,432
Principal Amount		Value

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(d)	$113,190	$106,267
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(d)	294,940	277,984
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.53%, 01/15/2051(h)	22,525,956	310,543
BMO Mortgage Trust, Series 2024-5C5, Class AS, 6.36%, 02/15/2057(k)	1,400,000	1,455,905
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(k)	533,143	512,665
BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 5.77% (1 mo. Term SOFR + 0.96%), 11/15/2038(b)(d)	1,934,175	1,927,402
Series 2021-VOLT, Class A, 5.62% (1 mo. Term SOFR + 0.81%), 09/15/2036(b)(d)	4,080,000	4,059,077
Series 2021-VOLT, Class B, 5.87% (1 mo. Term SOFR + 1.06%), 09/15/2036(b)(d)	3,595,000	3,568,178
Series 2024-VLT5, Class A, 5.41%, 11/13/2046(b)(k)	3,530,000	3,633,663
Series 2024-VLT5, Class B, 5.80%, 11/13/2046(b)(k)	2,495,000	2,577,123
BX Trust,
Series 2022-CLS, Class A, 5.76%, 10/13/2027(b)	1,625,000	1,617,325
Series 2022-LBA6, Class A, 5.79% (1 mo. Term SOFR + 1.00%), 01/15/2039(b)(d)	3,670,000	3,658,466
Series 2022-LBA6, Class B, 6.09% (1 mo. Term SOFR + 1.30%), 01/15/2039(b)(d)	2,265,000	2,252,697
Series 2022-LBA6, Class C, 6.39% (1 mo. Term SOFR + 1.60%), 01/15/2039(b)(d)	1,215,000	1,207,469
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-4A, Class A1RR, 5.84% (3 mo. Term SOFR + 1.22%), 07/20/2032(b)(d)	4,476,744	4,482,644
Series 2015-5A, Class A1R3, 5.72% (3 mo. Term SOFR + 1.10%), 01/20/2032(b)(d)	2,339,482	2,341,257
Carlyle US CLO Ltd., Series 2021-1A, Class A1, 6.06% (3 mo. Term SOFR + 1.40%), 04/15/2034(b)(d)	3,938,000	3,938,197
CarMax Auto Owner Trust,
Series 2022-4, Class A4, 5.70%, 07/17/2028	7,031,000	7,144,791
Series 2024-1, Class A3, 4.92%, 10/16/2028	5,840,000	5,868,219
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.87%, 11/13/2050(h)	8,870,238	170,587
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Core Bond Fund

Principal Amount		Value

Chase Home Lending Mortgage Trust,
Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(k)	$58,612	$54,972
Series 2024-9, Class A4, 5.50%, 09/25/2055(b)(k)	6,145,000	6,123,588
Series 2024-9, Class A6, 5.50%, 09/25/2055(b)(k)	1,160,000	1,156,929
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 4.92%, 01/25/2036(k)	310,543	285,346
CIFC Funding Ltd., Series 2016-1A, Class ARR, 6.62% (3 mo. Term SOFR + 1.34%), 10/21/2031(b)(d)	1,538,000	1,540,447
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 0.98%, 10/12/2050(h)	23,480,879	534,904
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1, 7.20% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(d)	496,783	487,832
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(k)	3,317,105	2,685,930
Series 2024-1, Class A3A, 6.00%, 07/25/2054(b)(k)	5,843,882	5,798,498
COLT Mortgage Loan Trust,
Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(k)	1,448,550	1,276,064
Series 2022-1, Class A1, 2.28%, 12/27/2066(b)(k)	2,271,529	2,028,829
Series 2022-2, Class A1, 2.99%, 02/25/2067(b)(k)	2,192,960	2,039,341
Series 2022-3, Class A1, 3.90%, 02/25/2067(b)(k)	3,104,352	2,970,314
COMM Mortgage Trust, Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	5,720,000	5,702,059
Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(k)	482,641	429,370
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(k)	692,128	612,192
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(b)(k)	2,858,903	2,695,141
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(b)(k)	1,890,000	1,651,457
Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(b)(k)	3,135,605	3,099,970
Cross Mortgage Trust, Series 2024-H2, Class A1, 6.09%, 04/25/2069(b)(k)	3,733,636	3,758,053
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	10,613,000	9,152,855
CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	565,340	275,127
DLLST LLC, Series 2024-1A, Class A3, 5.05%, 08/20/2027(b)	3,230,000	3,244,564
Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 6.00% (3 mo. Term SOFR + 1.34%), 01/15/2034(b)(d)	1,078,634	1,080,293
Principal Amount		Value

Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(k)	$101,229	$99,560
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(k)	249,432	213,225
Series 2022-1, Class A1, 2.21%, 01/25/2067(b)(k)	2,267,647	1,960,805
Series 2022-3, Class A1, 5.00%, 08/25/2067(b)(k)	3,026,250	3,007,691
Series 2024-INV2, Class A1, 5.04%, 10/25/2069(b)(k)	2,957,860	2,924,967
Empower CLO Ltd., Series 2024-1A, Class A1, 6.23% (3 mo. Term SOFR + 1.60%), 04/25/2037(b)(d)	3,895,000	3,914,078
Enterprise Fleet Financing LLC,
Series 2024-2, Class A2, 5.74%, 12/20/2026(b)	1,943,000	1,959,556
Series 2024-2, Class A3, 5.61%, 04/20/2028(b)	970,000	989,133
Series 2024-2, Class A4, 5.69%, 12/20/2030(b)	1,133,000	1,166,090
Series 2024-4, Class A3, 4.56%, 11/20/2028(b)	2,160,000	2,151,883
Extended Stay America Trust, Series 2021-ESH, Class B, 6.30% (1 mo. Term SOFR + 1.49%), 07/15/2038(b)(d)	1,537,723	1,539,153
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A6, 5.50% (1 mo. Term SOFR + 0.76%), 11/25/2035(d)	338,874	139,369
Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(k)	5,067,795	4,437,096
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(k)	1,064,052	935,159
Ford Credit Auto Owner Trust, Series 2024-A, Class A3, 5.09%, 12/15/2028	9,250,000	9,350,455
FREMF Mortgage Trust,
Series 2015-K44, Class B, 3.72%, 01/25/2048(b)(k)	1,175,000	1,167,706
Series 2017-K62, Class B, 3.88%, 01/25/2050(b)(k)	1,040,000	1,015,375
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(b)	4,952,710	5,052,665
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class ARR, 5.69% (3 mo. Term SOFR + 1.07%), 10/20/2032(b)(d)	2,190,000	2,191,734
GoldenTree Loan Management US Clo 8 Ltd., Series 2020-8A, Class ARR, 5.75% (3 mo. Term SOFR + 1.15%), 10/20/2034(b)(d)	3,323,000	3,326,077
Golub Capital Partners CLO 40(B) Ltd., Series 2019-40A, Class AR, 5.98% (3 mo. Term SOFR + 1.35%), 01/25/2032(b)(d)	3,615,204	3,621,137
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.38%, 05/12/2053	3,780,000	3,268,756
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Core Bond Fund

Principal Amount		Value

GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(k)	$2,706,805	$2,374,271
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 5.27%, 07/25/2035(k)	35,515	32,343
Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	1,322,000	1,239,198
Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	705,000	657,824
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/2025(b)	144,000	143,287
HPEFS Equipment Trust, Series 2023-2A, Class A2, 6.04%, 01/21/2031(b)	1,055,786	1,060,114
Invitation Homes Trust, Series 2024-SFR1, Class A, 4.00%, 09/17/2041(b)	1,876,785	1,789,748
IP Lending VII Ltd., Series 2022-7A, Class SNR, 8.00%, 10/11/2027(b)(f)	5,493,000	5,493,000
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class AS, 3.22%, 04/15/2046	435,200	398,723
JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1, 5.04%, 07/25/2035(k)	144,236	144,787
Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(k)	3,759,298	3,064,688
Series 2024-8, Class A3, 5.50%, 01/25/2055(b)(k)	1,508,039	1,484,038
Series 2024-VIS1, Class A1, 5.99%, 07/25/2064(b)(k)	4,871,361	4,902,548
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class AS, 4.07%, 11/15/2047	6,036,000	5,762,752
Series 2015-C27, Class XA, IO, 1.09%, 02/15/2048(h)	24,021,303	240
Series 2015-C28, Class AS, 3.53%, 10/15/2048	3,400,000	3,357,275
KKR CLO 15 Ltd., Series 15, Class A1R2, 5.73% (3 mo. Term SOFR + 1.10%), 01/18/2032(b)(d)	5,099,838	5,102,092
KKR CLO 27 Ltd., Series 27A, Class AR, 5.94% (3 mo. Term SOFR + 1.28%), 10/15/2032(b)(d)	3,083,000	3,084,705
KKR Financial CLO Ltd., Series 2013-1A, Class A1R2, 5.76% (3 mo. Term SOFR + 1.10%), 04/15/2029(b)(d)	3,014,089	3,017,073
Life Mortgage Trust,
Series 2021-BMR, Class A, 5.62% (1 mo. Term SOFR + 0.81%), 03/15/2038(b)(d)	1,820,243	1,794,077
Series 2021-BMR, Class B, 5.80% (1 mo. Term SOFR + 0.99%), 03/15/2038(b)(d)	2,962,356	2,914,501
Series 2021-BMR, Class C, 6.02% (1 mo. Term SOFR + 1.21%), 03/15/2038(b)(d)	1,245,221	1,223,662
Principal Amount		Value

Madison Park Funding XLVIII Ltd., Series 2021-48A, Class A, 6.03% (3 mo. Term SOFR + 1.41%), 04/19/2033(b)(d)	$10,362,823	$10,390,709
Madison Park Funding XXIX Ltd., Series 2018-29A, Class AR, 5.81% (3 mo. Term SOFR + 1.18%), 10/18/2030(b)(d)	7,568,103	7,581,870
Madison Park Funding XXXIII Ltd., Series 2019-33A, Class AR, 5.95% (3 mo. Term SOFR + 1.29%), 10/15/2032(b)(d)	3,717,000	3,722,364
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(k)	2,094,942	1,835,840
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(k)	2,068,564	1,808,657
MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(k)	2,605,107	2,274,076
MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 5.62% (1 mo. Term SOFR + 0.81%), 07/15/2038(b)(d)	1,945,000	1,934,370
Series 2021-STOR, Class B, 5.82% (1 mo. Term SOFR + 1.01%), 07/15/2038(b)(d)	1,460,000	1,448,128
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class AS, 3.83%, 12/15/2047	5,035,000	5,019,811
Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.85%, 12/15/2050(h)	10,479,074	233,558
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-3, Class A1, 6.00%, 07/25/2054(b)(k)	4,416,980	4,391,070
Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class A, 5.97% (3 mo. Term SOFR + 1.32%), 04/16/2033(b)(d)	3,347,828	3,356,345
Neuberger Berman Loan Advisers CLO 49 Ltd., Series 2022-49A, Class AR, 5.78% (3 mo. Term SOFR + 1.15%), 07/25/2035(b)(d)	5,387,000	5,391,649
New Residential Mortgage Loan Trust, Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(b)(k)	2,089,481	1,933,124
OBX Trust,
Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(k)	3,238,653	2,711,327
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(b)(k)	2,732,905	2,414,945
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(b)(k)	2,305,000	2,038,652
Series 2022-NQM8, Class A1, 6.10%, 09/25/2062(b)(k)	4,209,977	4,214,374
Series 2024-NQM14, Class A1, 4.94%, 09/25/2064(b)(k)	3,764,926	3,723,732
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(k)	2,365,542	2,079,183
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Core Bond Fund

Principal Amount		Value

OCP CLO Ltd. (Cayman Islands),
Series 2014-6A, Class A1R2, 5.80% (3 mo. Term SOFR + 1.15%), 10/17/2030(b)(d)	$3,821,711	$3,822,896
Series 2017-13A, Class A1AR, 5.88% (3 mo. Term SOFR + 1.22%), 07/15/2030(b)(d)	2,151,183	2,154,106
Series 2020-8RA, Class A1, 6.13% (3 mo. Term SOFR + 1.48%), 01/17/2032(b)(d)	5,495,647	5,495,922
Series 2020-8RA, Class AR, 0.00% (3 mo. Term SOFR + 1.25%), 10/17/2036(b)(d)(i)	10,099,000	10,108,332
PRKCM Trust, Series 2023-AFC4, Class A1, 7.23%, 11/25/2058(b)(k)	4,838,978	4,924,937
Progress Residential Trust,
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	2,247,906	2,031,472
Series 2022-SFR5, Class A, 4.45%, 06/17/2039(b)	3,132,365	3,097,022
Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(b)	5,742,607	6,045,790
Regatta XIII Funding Ltd., Series 2018-2A, Class A1R, 5.76% (3 mo. Term SOFR + 1.10%), 07/15/2031(b)(d)	4,388,232	4,392,862
Residential Accredit Loans, Inc. Trust,
Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	40,370	31,841
Series 2007-QS6, Class A28, 5.75%, 04/25/2037	220,011	174,951
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(k)	190,511	186,526
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(b)	1,809,806	1,757,400
SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 03/27/2062(b)(k)	3,882,892	3,570,890
Series 2022-1, Class A2, 3.58%, 03/27/2062(b)(k)	1,637,965	1,479,317
Shackleton CLO Ltd., Series 2015-7RA, Class ARR, 5.76% (3 mo. Term SOFR + 1.10%), 07/15/2031(b)(d)	2,572,000	2,578,512
Sonic Capital LLC,
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	1,802,650	1,596,075
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	1,763,883	1,448,431
STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(k)	1,304,084	1,208,850
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(k)	102,655	97,795
Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(k)	3,910,230	3,377,130
Series 2022-1, Class A1, 2.45%, 12/25/2066(b)(k)	2,879,193	2,520,404
Principal Amount		Value

Subway Funding LLC,
Series 2024-1A, Class A23, 6.51%, 07/30/2054(b)	$3,915,188	$3,986,314
Series 2024-1A, Class A2I, 6.03%, 07/30/2054(b)	4,297,230	4,337,789
Series 2024-1A, Class A2I, 6.27%, 07/30/2054(b)	4,261,320	4,317,909
Series 2024-3A, Class A23, 5.91%, 07/30/2054(b)	4,305,000	4,218,948
Series 2024-3A, Class A2I, 5.25%, 07/30/2054(b)	3,980,000	3,918,424
Series 2024-3A, Class A2I, 5.57%, 07/30/2054(b)	4,080,000	3,997,632
Symphony CLO XVI Ltd., Series 2015-16A, Class ARR, 5.86% (3 mo. Term SOFR + 1.20%), 10/15/2031(b)(d)	3,149,506	3,154,256
Symphony CLO XX Ltd., Series 2018-20A, Class AR2, 5.75% (3 mo. Term SOFR + 1.10%), 01/16/2032(b)(d)	4,998,334	5,001,583
Symphony CLO XXII Ltd., Series 2020-22A, Class A1AR, 5.81% (3 mo. Term SOFR + 1.18%), 04/18/2033(b)(d)	3,189,000	3,189,985
Synchrony Card Funding LLC, Series 2024-A2, Class A, 4.93%, 07/15/2030	2,805,000	2,829,463
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	3,030,480	2,756,886
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	3,743,012	3,417,569
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.06%, 11/15/2050(h)	13,641,603	301,524
Verus Securitization Trust,
Series 2020-1, Class A1, 3.42%, 01/25/2060(b)(k)	481,952	469,695
Series 2020-1, Class A2, 3.64%, 01/25/2060(b)(k)	637,093	621,577
Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(k)	630,687	561,871
Series 2021-7, Class A1, 1.83%, 10/25/2066(b)(k)	3,171,661	2,801,594
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(k)	714,821	672,392
Series 2022-1, Class A1, 2.72%, 01/25/2067(b)(k)	2,202,267	2,008,661
Series 2022-3, Class A1, 4.13%, 02/25/2067(b)(k)	2,551,516	2,411,666
Series 2022-7, Class A1, 5.15%, 07/25/2067(b)(k)	1,123,928	1,118,245
Series 2022-INV2, Class A1, 6.79%, 10/25/2067(b)(k)	1,483,289	1,493,988
Series 2024-7, Class A1, 5.10%, 09/25/2069(b)(k)	2,930,105	2,910,512
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	501,809	475,740
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Core Bond Fund

Principal Amount		Value

WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 6.57%, 10/25/2033(k)	$149,757	$142,609
Series 2005-AR14, Class 1A4, 4.92%, 12/25/2035(k)	243,111	222,715
Series 2005-AR16, Class 1A1, 4.79%, 12/25/2035(k)	229,244	207,058
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.86%, 12/15/2050(h)	17,198,652	377,963
WF Card Issuance Trust, Series 2024-A1, Class A, 4.94%, 02/15/2029	7,253,000	7,323,678
WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046	399,351	386,505
Series 2014-C25, Class AS, 3.98%, 11/15/2047	5,225,000	5,208,512
Zaxby’s Funding LLC,
Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	5,664,713	5,153,220
Series 2024-1A, Class A2I, 6.59%, 04/30/2054(b)	2,583,525	2,635,318
Ziply Fiber Issuer LLC, Series 2024-1A, Class A2, 6.64%, 04/20/2054(b)	3,920,000	3,999,781
Total Asset-Backed Securities (Cost $528,285,963)		507,484,514
U.S. Treasury Securities–14.57%
U.S. Treasury Bonds–6.21%
4.13%, 08/15/2044	42,020,500	39,466,441
4.63%, 05/15/2054	136,013,700	139,222,773
		178,689,214
U.S. Treasury Notes–8.36%
3.50%, 09/30/2026	111,436,200	110,086,777
3.88%, 10/15/2027	16,255,200	16,144,080
3.50%, 09/30/2029	76,550,400	74,355,556
3.63%, 09/30/2031	10,051,300	9,694,008
3.88%, 08/15/2034	31,295,200	30,282,996
		240,563,417
Total U.S. Treasury Securities (Cost $430,341,830)		419,252,631
Shares
Preferred Stocks–0.39%
Diversified Financial Services–0.20%
Apollo Global Management, Inc., 7.63%, Pfd.(c)	215,375	5,815,125
Regional Banks–0.19%
M&T Bank Corp., 7.50%, Series J, Pfd.	198,205	5,414,961
Total Preferred Stocks (Cost $10,339,500)		11,230,086
Principal Amount		Value
Agency Credit Risk Transfer Notes–0.28%
Fannie Mae Connecticut Avenue Securities,
Series 2022-R03, Class 1M1, 6.96% (30 Day Average SOFR + 2.10%), 03/25/2042(b)(d)	$2,564,601	$2,606,311
Series 2022-R04, Class 1M1, 6.86% (30 Day Average SOFR + 2.00%), 03/25/2042(b)(d)	1,270,300	1,286,610
Series 2023-R02, Class 1M1, 7.16% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(d)	1,055,866	1,082,109
Freddie Mac,
Series 2022-DNA3, Class M1A, STACR®, 6.86% (30 Day Average SOFR + 2.00%), 04/25/2042(b)(d)	1,731,711	1,751,732
Series 2022-DNA6, Class M1, STACR®, 7.01% (30 Day Average SOFR + 2.15%), 09/25/2042(b)(d)	505,141	510,308
Series 2023-DNA1, Class M1, STACR®, 6.96% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(d)	855,219	864,341
Total Agency Credit Risk Transfer Notes (Cost $7,982,838)		8,101,411

Municipal Obligations–0.26%
New Jersey Transportation Trust Fund Authority, Series 2024 BB, Ref. RB, 5.09%, 06/15/2025	3,580,000	3,592,075
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	4,965,000	3,752,794
Total Municipal Obligations (Cost $8,545,000)		7,344,869
Shares
Common Stocks & Other Equity Interests–0.00%
Agricultural Products & Services–0.00%
Locus Agriculture Solutions, Inc., Wts., expiring 12/31/2032 (Cost $0)(f)(l)	28	0
Money Market Funds–20.04%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(m)(n)	202,470,270	202,470,270
Invesco Treasury Portfolio, Institutional Class, 4.73%(m)(n)	373,925,183	373,925,183
Total Money Market Funds (Cost $576,395,453)		576,395,453
TOTAL INVESTMENTS IN SECURITIES–125.95% (Cost $3,673,604,586)		3,623,374,109
OTHER ASSETS LESS LIABILITIES—(25.95)%		(746,472,232)
NET ASSETS–100.00%		$2,876,901,877
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Core Bond Fund

Investment Abbreviations:
ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
IO	– Interest Only
Pfd.	– Preferred
PO	– Principal Only
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
Wts.	– Warrants
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $799,872,129, which represented 27.80% of the Fund’s Net Assets.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2024.
(e)	Perpetual bond with no specified maturity date.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(h)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2024.
(i)	Zero coupon bond issued at a discount.
(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1K.
(k)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2024.
(l)	Non-income producing security.
(m)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$126,743,663	$539,183,216	$(463,456,609)	$-	$-	$202,470,270	$7,301,497
Invesco Liquid Assets Portfolio, Institutional Class	88,438,077	297,070,690	(385,510,846)	(22,475)	24,554	-	3,393,319
Invesco Treasury Portfolio, Institutional Class	144,849,901	814,972,135	(585,896,853)	-	-	373,925,183	10,079,073
Total	$360,031,641	$1,651,226,041	$(1,434,864,308)	$(22,475)	$24,554	$576,395,453	$20,773,889

(n)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	103	December-2024	$21,212,367	$(203,783)	$(203,783)
U.S. Treasury 10 Year Notes	1,847	December-2024	204,035,781	(6,202,318)	(6,202,318)
U.S. Treasury Long Bonds	709	December-2024	83,639,844	(5,639,283)	(5,639,283)
U.S. Treasury Ultra Bonds	141	December-2024	17,713,125	(48,185)	(48,185)
Subtotal—Long Futures Contracts				(12,093,569)	(12,093,569)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Core Bond Fund

Open Futures Contracts(a)—(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	36	December-2024	$(3,860,437)	$(94)	$(94)
U.S. Treasury 10 Year Ultra Notes	2,001	December-2024	(227,613,750)	8,640,627	8,640,627
Subtotal—Short Futures Contracts				8,640,533	8,640,533
Total Futures Contracts				$(3,453,036)	$(3,453,036)

(a)	Futures contracts collateralized by $4,179,054 cash held with Merrill Lynch International, the futures commission merchant.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23	Invesco Core Bond Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $3,097,209,133)	$3,046,978,656
Investments in affiliated money market funds, at value (Cost $576,395,453)	576,395,453
Other investments:
Variation margin receivable — futures contracts	1,946,102
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	4,179,054
Cash collateral — TBA commitments	17,966,006
Cash	5,386,599
Receivable for:
Investments sold	50,081,870
Fund shares sold	2,019,114
Dividends	2,353,701
Interest	20,562,357
Principal paydowns	2,056
Investment for trustee deferred compensation and retirement plans	133,077
Other assets	62,340
Total assets	3,728,066,385
Liabilities:
Payable for:
Investments purchased	77,700,706
TBA sales commitment	768,126,119
Dividends	1,302,339
Fund shares reacquired	3,024,591
Accrued fees to affiliates	755,085
Accrued trustees’ and officers’ fees and benefits	1,932
Accrued other operating expenses	120,659
Trustee deferred compensation and retirement plans	133,077
Total liabilities	851,164,508
Net assets applicable to shares outstanding	$2,876,901,877
Net assets consist of:
Shares of beneficial interest	$3,189,890,468
Distributable earnings (loss)	(312,988,591)
$2,876,901,877
Net Assets:
Class A	$641,947,764
Class C	$41,245,173
Class R	$73,927,964
Class Y	$919,798,873
Class R5	$8,311
Class R6	$1,199,973,792
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	113,381,962
Class C	7,279,187
Class R	13,060,742
Class Y	163,381,133
Class R5	1,468
Class R6	212,185,645
Class A:
Net asset value per share	$5.66
Maximum offering price per share (Net asset value of $5.66 ÷ 95.75%)	$5.91
Class C:
Net asset value and offering price per share	$5.67
Class R:
Net asset value and offering price per share	$5.66
Class Y:
Net asset value and offering price per share	$5.63
Class R5:
Net asset value and offering price per share	$5.66
Class R6:
Net asset value and offering price per share	$5.66

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24	Invesco Core Bond Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$105,373,087
Dividends	562,733
Dividends from affiliated money market funds	20,773,889
Total investment income	126,709,709
Expenses:
Advisory fees	8,218,165
Administrative services fees	354,838
Custodian fees	63,369
Distribution fees:
Class A	1,526,261
Class C	405,970
Class R	364,659
Transfer agent fees — A, C, R and Y	2,411,789
Transfer agent fees — R5	7
Transfer agent fees — R6	257,267
Trustees’ and officers’ fees and benefits	41,973
Registration and filing fees	132,625
Reports to shareholders	251,347
Professional services fees	111,303
Other	37,852
Total expenses	14,177,425
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,592,723)
Net expenses	12,584,702
Net investment income	114,125,007
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	64,313,280
Affiliated investment securities	24,554
Futures contracts	7,609,890
71,947,724
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	64,338,667
Affiliated investment securities	(22,475)
Futures contracts	(131,150)
64,185,042
Net realized and unrealized gain	136,132,766
Net increase in net assets resulting from operations	$250,257,773
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
25	Invesco Core Bond Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$114,125,007	$76,817,248
Net realized gain (loss)	71,947,724	(141,649,969)
Change in net unrealized appreciation	64,185,042	56,328,038
Net increase (decrease) in net assets resulting from operations	250,257,773	(8,504,683)
Distributions to shareholders from distributable earnings:
Class A	(27,980,733)	(25,568,288)
Class C	(1,534,412)	(1,510,758)
Class R	(3,109,629)	(2,911,507)
Class Y	(40,902,740)	(34,931,809)
Class R5	(576)	(633)
Class R6	(41,359,598)	(14,567,696)
Total distributions from distributable earnings	(114,887,688)	(79,490,691)
Share transactions–net:
Class A	36,524,956	24,468,291
Class C	(915,476)	(499,568)
Class R	4,050,992	(176,921)
Class Y	(10,886,499)	374,601,069
Class R5	(5,630)	—
Class R6	838,109,938	59,561,222
Net increase in net assets resulting from share transactions	866,878,281	457,954,093
Net increase in net assets	1,002,248,366	369,958,719
Net assets:
Beginning of year	1,874,653,511	1,504,694,792
End of year	$2,876,901,877	$1,874,653,511
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
26	Invesco Core Bond Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$5.30	$0.25	$0.36	$0.61	$(0.25)	$—	$(0.25)	$5.66	11.71%	$641,948	0.68%	0.77%	4.47%	565%
Year ended 10/31/23	5.51	0.23	(0.20)	0.03	(0.24)	—	(0.24)	5.30	0.40	567,301	0.68	0.79	4.12	578
Year ended 10/31/22	6.84	0.13	(1.31)	(1.18)	(0.15)	—	(0.15)	5.51	(17.43)	566,064	0.69	0.79	2.17	413
Year ended 10/31/21	7.05	0.09	(0.08)	0.01	(0.10)	(0.12)	(0.22)	6.84	0.15	760,690	0.72	0.79	1.23	526
Year ended 10/31/20	7.03	0.14	0.37	0.51	(0.15)	(0.34)	(0.49)	7.05	7.36(d)	763,731	0.74(d)	0.80(d)	1.98(d)	397
Class C
Year ended 10/31/24	5.31	0.21	0.36	0.57	(0.21)	—	(0.21)	5.67	10.88	41,245	1.43	1.52	3.72	565
Year ended 10/31/23	5.51	0.19	(0.19)	-	(0.20)	—	(0.20)	5.31	(0.16)	39,579	1.43	1.54	3.37	578
Year ended 10/31/22	6.84	0.09	(1.32)	(1.23)	(0.10)	—	(0.10)	5.51	(18.07)	41,620	1.44	1.54	1.42	413
Year ended 10/31/21	7.05	0.03	(0.07)	(0.04)	(0.05)	(0.12)	(0.17)	6.84	(0.64)	68,167	1.48	1.54	0.47	526
Year ended 10/31/20	7.03	0.08	0.37	0.45	(0.09)	(0.34)	(0.43)	7.05	6.51	94,978	1.55	1.56	1.17	397
Class R
Year ended 10/31/24	5.30	0.24	0.36	0.60	(0.24)	—	(0.24)	5.66	11.44	73,928	0.93	1.02	4.22	565
Year ended 10/31/23	5.50	0.22	(0.19)	0.03	(0.23)	—	(0.23)	5.30	0.33	65,342	0.93	1.04	3.87	578
Year ended 10/31/22	6.83	0.12	(1.31)	(1.19)	(0.14)	—	(0.14)	5.50	(17.68)	68,228	0.94	1.04	1.92	413
Year ended 10/31/21	7.04	0.07	(0.08)	(0.01)	(0.08)	(0.12)	(0.20)	6.83	(0.14)	84,671	0.98	1.04	0.97	526
Year ended 10/31/20	7.03	0.12	0.36	0.48	(0.13)	(0.34)	(0.47)	7.04	6.90	78,849	1.04	1.06	1.68	397
Class Y
Year ended 10/31/24	5.27	0.26	0.37	0.63	(0.27)	—	(0.27)	5.63	12.03	919,799	0.43	0.52	4.72	565
Year ended 10/31/23	5.47	0.24	(0.19)	0.05	(0.25)	—	(0.25)	5.27	0.82	873,415	0.43	0.54	4.37	578
Year ended 10/31/22	6.79	0.15	(1.30)	(1.15)	(0.17)	—	(0.17)	5.47	(17.21)	544,605	0.44	0.54	2.42	413
Year ended 10/31/21	7.00	0.10	(0.07)	0.03	(0.12)	(0.12)	(0.24)	6.79	0.43	721,456	0.43	0.54	1.52	526
Year ended 10/31/20	6.99	0.16	0.36	0.52	(0.17)	(0.34)	(0.51)	7.00	7.56	622,504	0.44	0.56	2.28	397
Class R5
Year ended 10/31/24	5.30	0.27	0.36	0.63	(0.27)	—	(0.27)	5.66	12.00	8	0.41	0.43	4.74	565
Year ended 10/31/23	5.50	0.25	(0.19)	0.06	(0.26)	—	(0.26)	5.30	0.84	13	0.43	0.45	4.37	578
Year ended 10/31/22	6.84	0.15	(1.32)	(1.17)	(0.17)	—	(0.17)	5.50	(17.36)	14	0.44	0.45	2.42	413
Year ended 10/31/21	7.05	0.11	(0.08)	0.03	(0.12)	(0.12)	(0.24)	6.84	0.46	17	0.41	0.43	1.54	526
Year ended 10/31/20	7.03	0.16	0.37	0.53	(0.17)	(0.34)	(0.51)	7.05	7.71	17	0.43	0.44	2.29	397
Class R6
Year ended 10/31/24	5.30	0.27	0.36	0.63	(0.27)	—	(0.27)	5.66	12.04	1,199,974	0.38	0.40	4.77	565
Year ended 10/31/23	5.50	0.25	(0.19)	0.06	(0.26)	—	(0.26)	5.30	0.87	329,003	0.39	0.41	4.41	578
Year ended 10/31/22	6.83	0.15	(1.31)	(1.16)	(0.17)	—	(0.17)	5.50	(17.22)	284,165	0.40	0.41	2.46	413
Year ended 10/31/21	7.04	0.11	(0.08)	0.03	(0.12)	(0.12)	(0.24)	6.83	0.48	311,703	0.38	0.40	1.57	526
Year ended 10/31/20	7.02	0.17	0.36	0.53	(0.17)	(0.34)	(0.51)	7.04	7.76	263,690	0.38	0.39	2.34	397

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2020.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
27	Invesco Core Bond Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Core Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek total return.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or
28	Invesco Core Bond Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes
29	Invesco Core Bond Fund

in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.  These transactions increase the Fund’s portfolio turnover rate.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction.  If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.  Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
L.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities, when rates increase. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.
Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $500 million	0.400%
Next $500 million	0.350%
Next $4 billion	0.330%
Over $5 billion	0.310%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.33%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has contractually agreed, through February 28, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.70%, 1.45%, 0.95%, 0.45%, 0.45% and 0.45%, respectively of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
 The Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $410,798 and reimbursed class level expenses of $428,584, $29,669, $53,242, $625,829, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the
30	Invesco Core Bond Fund

Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $57,495 in front-end sales commissions from the sale of Class A shares and $3,710 and $2,380 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$1,230,463,815	$8,361,846	$1,238,825,661
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	854,739,484	—	854,739,484
Asset-Backed Securities	—	501,991,514	5,493,000	507,484,514
U.S. Treasury Securities	—	419,252,631	—	419,252,631
Preferred Stocks	11,230,086	—	—	11,230,086
Agency Credit Risk Transfer Notes	—	8,101,411	—	8,101,411
Municipal Obligations	—	7,344,869	—	7,344,869
Common Stocks & Other Equity Interests	—	—	0	0
Money Market Funds	576,395,453	—	—	576,395,453
Total Investments in Securities	587,625,539	3,021,893,724	13,854,846	3,623,374,109
Other Investments - Assets*
Futures Contracts	8,640,627	—	—	8,640,627
Other Investments - Liabilities*
Futures Contracts	(12,093,663)	—	—	(12,093,663)
Total Other Investments	(3,453,036)	—	—	(3,453,036)
Total Investments	$584,172,503	$3,021,893,724	$13,854,846	$3,619,921,073

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and
31	Invesco Core Bond Fund

close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2024:
Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$8,640,627
Derivatives not subject to master netting agreements	(8,640,627)
Total Derivative Assets subject to master netting agreements	$—
Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$(12,093,663)
Derivatives not subject to master netting agreements	12,093,663
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain:
Futures contracts	$7,609,890
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(131,150)
Total	$7,478,740
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$411,691,576
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $44,601.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
32	Invesco Core Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$114,887,688	$79,490,691

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$3,043,788
Net unrealized appreciation (depreciation) — investments	(53,251,200)
Temporary book/tax differences	(123,447)
Capital loss carryforward	(262,657,732)
Shares of beneficial interest	3,189,890,468
Total net assets	$2,876,901,877
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$152,747,250	$109,910,482	$262,657,732
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $2,660,972,421 and $2,173,347,928, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$28,339,551
Aggregate unrealized (depreciation) of investments	(81,590,751)
Net unrealized appreciation (depreciation) of investments	$(53,251,200)
Cost of investments for tax purposes is $3,673,172,273.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of paydowns, dollar rolls and amortization and accretion on debt securities, on October 31, 2024, undistributed net investment income was increased by $290,460 and undistributed net realized gain (loss) was decreased by $290,460. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	24,930,232	$141,224,419	23,858,710	$135,215,575
Class C	2,160,605	12,253,209	2,527,833	14,352,927
Class R	3,987,237	22,441,345	2,969,091	16,851,769
Class Y	93,528,922	526,025,194	128,464,199	725,610,777
Class R6	184,394,725	1,031,928,286	23,603,319	133,682,141
33	Invesco Core Bond Fund

	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	4,473,984	$25,284,329	4,098,769	$23,093,836
Class C	243,790	1,379,060	242,389	1,367,305
Class R	545,821	3,084,225	511,709	2,883,492
Class Y	5,063,477	28,462,763	4,248,702	23,727,669
Class R6	7,029,257	39,701,570	2,043,660	11,490,224
Automatic conversion of Class C shares to Class A shares:
Class A	949,609	5,348,113	859,879	4,863,663
Class C	(948,992)	(5,348,113)	(858,977)	(4,863,663)
Reacquired:
Class A	(23,963,676)	(135,331,905)	(24,647,497)	(138,704,783)
Class C	(1,634,033)	(9,199,632)	(2,006,586)	(11,356,137)
Class R	(3,799,507)	(21,474,578)	(3,551,007)	(19,912,182)
Class Y	(100,918,142)	(565,374,456)	(66,547,600)	(374,737,377)
Class R5	(1,004)	(5,630)	-	-
Class R6	(41,327,092)	(233,519,918)	(15,212,923)	(85,611,143)
Net increase in share activity	154,715,213	$866,878,281	80,603,670	$457,954,093

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 24% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
34	Invesco Core Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Bond Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent, portfolio company investee and brokers; when replies were not received from the portfolio company investee or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
35	Invesco Core Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the  independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Bond Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the fifth quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period, below the performance of the Index for the three year period and above the
36	Invesco Core Bond Fund

performance of the Index for the five year period.  The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund.  The Board considered that the Fund’s exposure to US dollar-denominated emerging market corporate debt detracted from the Fund’s relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and below, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and  in  reliance  upon,  no-action  letters  issued  by  the  SEC  staff  that provide  guidance  on  how  an  affiliate  may  act  as  a  direct  agent  lender  and  receive  compensation  for  those services  without  obtaining  exemptive  relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such
37	Invesco Core Bond Fund

securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
38	Invesco Core Bond Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	2.38%
Corporate Dividends Received Deduction*	1.70%
U.S. Treasury Obligations*	16.84%
Qualified Business Income*	0.00%
Business Interest Income*	80.61%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
39	Invesco Core Bond Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
40	Invesco Core Bond Fund

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SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-TRB-NCSR

Annual Financial Statements and Other Information
October 31, 2024
Invesco Developing Markets Fund
Nasdaq:
A: ODMAX ■ C: ODVCX ■ R: ODVNX ■ Y: ODVYX ■ R5: DVMFX ■ R6: ODVIX

2	Consolidated Schedule of Investments
5	Consolidated Financial Statements
8	Consolidated Financial Highlights
9	Notes to Consolidated Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Approval of Investment Advisory and Sub-Advisory Contracts
21	Tax Information
22	Other Information Required in Form N-CSR (Items 8-11)

Consolidated Schedule of Investments
October 31, 2024

Shares		Value
Common Stocks & Other Equity Interests–98.16%
Brazil–5.46%
Banco BTG Pactual S.A., Series CPO	27,897,400	$156,934,638
Itau Unibanco Holding S.A., Preference Shares	25,139,278	152,290,736
Localiza Rent a Car S.A.	25,669,865	186,588,200
NU Holdings Ltd., Class A(a)	12,300,895	185,620,506
Raia Drogasil S.A.	28,637,600	120,576,240
Vale S.A., ADR	791,851	8,472,806
WEG S.A.	22,015,678	206,069,701
		1,016,552,827
Chile–1.12%
Antofagasta PLC	3,944,343	88,103,093
Banco de Chile	1,032,034,151	119,879,177
		207,982,270
China–20.30%
Airtac International Group	3,533,000	97,793,196
Alibaba Group Holding Ltd., ADR	5,953,158	583,290,421
Contemporary Amperex Technology Co. Ltd., A Shares	4,200,979	145,803,130
H World Group Ltd.	1,984,000	7,302,706
H World Group Ltd., ADR(b)	24,672,788	905,244,592
Meituan, B Shares(a)(c)	25,445,700	601,291,324
NetEase, Inc., ADR	993,122	79,956,252
New Horizon Health Ltd.(a)(b)(c)(d)	28,876,500	13,130,578
PDD Holdings, Inc., ADR(a)	673,546	81,222,912
Tencent Holdings Ltd.	19,244,358	1,003,441,030
Yum China Holdings, Inc.	726,695	32,054,516
ZTO Express (Cayman), Inc., ADR	10,010,039	231,332,001
		3,781,862,658
France–3.45%
Pernod Ricard S.A.	2,007,826	250,513,534
TotalEnergies SE	6,239,920	391,590,202
		642,103,736
Hong Kong–0.95%
AIA Group Ltd.	22,375,200	176,592,207
India–17.56%
Adani Ports & Special Economic Zone Ltd.	5,775,433	94,229,996
Bajaj Finance Ltd.	318,759	26,036,442
Bajaj Finserv Ltd.	832,575	17,277,083
Bharti Airtel Ltd.	4,331,922	82,915,036
Havells India Ltd.	4,365,928	84,966,615
HCL Technologies Ltd.	5,742,078	120,150,707
HDFC Bank Ltd.	28,159,726	578,814,975
Infosys Ltd.	8,970,225	187,160,545
Kotak Mahindra Bank Ltd.	43,083,101	884,505,082
Macrotech Developers Ltd.(c)	8,235,519	117,738,509
Mahindra & Mahindra Ltd.	1,862,365	60,140,290
Maruti Suzuki India Ltd.	241,360	31,679,040
Oberoi Realty Ltd.	12,806,163	298,381,876
Pine Labs Pvt. Ltd. (Acquired 09/09/2021; Cost $49,999,780)(d)(e)	134,098	69,179,410
Shares		Value
India–(continued)
Swiggy Ltd.(a)	39,689,344	$184,082,940
Tata Consultancy Services Ltd.	9,211,358	433,275,372
		3,270,533,918
Indonesia–1.48%
PT Bank Central Asia Tbk	423,372,600	276,030,054
Italy–3.10%
Ermenegildo Zegna N.V.	5,702,170	43,336,492
Moncler S.p.A.	2,935,578	163,093,314
Prada S.p.A.	48,371,210	371,370,346
		577,800,152
Japan–2.16%
Chugai Pharmaceutical Co. Ltd.	2,551,300	121,394,556
Daiichi Sankyo Co. Ltd.	8,649,500	281,525,791
		402,920,347
Luxembourg–0.47%
Zabka Group S.A.(a)	16,383,201	87,794,557
Mexico–7.75%
America Movil S.A.B. de C.V., ADR	14,628,989	230,260,287
Fomento Economico Mexicano S.A.B. de C.V., Series CPO	63,153,690	613,025,873
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	2,017,365	53,956,032
Grupo Mexico S.A.B. de C.V., Class B	87,352,713	457,030,687
Wal-Mart de Mexico S.A.B. de C.V., Series V	32,204,410	88,552,269
		1,442,825,148
Netherlands–1.10%
argenx SE, ADR(a)	349,201	204,736,546
Peru–1.16%
Credicorp Ltd.	1,171,082	215,631,329
Philippines–1.88%
SM Investments Corp.	17,512,382	282,380,228
SM Prime Holdings, Inc.	129,335,000	68,027,971
		350,408,199
Poland–0.79%
Allegro.eu S.A.(a)(c)	16,747,639	147,371,290
Portugal–2.03%
Galp Energia SGPS S.A.	22,098,546	377,705,698
Russia–0.00%
Sberbank of Russia PJSC(a)(d)	4,942,538	5
South Africa–1.37%
FirstRand Ltd.	58,040,541	255,012,386
South Korea–6.65%
Kakao Corp.	1,400,138	37,265,579
NAVER Corp.	384,232	46,999,941
Samsung Biologics Co. Ltd.(a)(c)	444,952	321,807,071
Samsung Electronics Co. Ltd.	13,696,895	581,583,660
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
2
Invesco Developing Markets Fund

Shares		Value
South Korea–(continued)
SK hynix, Inc.	1,919,122	$251,239,592
		1,238,895,843
Switzerland–0.40%
Cie Financiere Richemont S.A.	513,949	74,831,161
Taiwan–16.00%
Global Unichip Corp.	1,873,000	70,018,567
Hon Hai Precision Industry Co. Ltd.	14,087,000	90,293,782
MediaTek, Inc.	10,128,000	394,264,462
Taiwan Semiconductor Manufacturing Co. Ltd.	73,576,429	2,307,318,670
Voltronic Power Technology Corp.	1,812,919	119,225,196
		2,981,120,677
Turkey–0.94%
Akbank T.A.S.	29,685,936	43,885,893
BIM Birlesik Magazalar A.S.	3,408,770	46,511,550
KOC Holding A.S.	15,031,439	74,127,177
Migros Ticaret A.S.	897,862	10,666,651
		175,191,271
United Arab Emirates–0.24%
Americana Restaurants International PLC	74,095,976	44,874,557
United Kingdom–1.31%
AstraZeneca PLC	1,720,590	244,828,921
Shares		Value
United States–0.49%
Legend Biotech Corp., ADR(a)	2,035,170	$91,623,353
Total Common Stocks & Other Equity Interests (Cost $11,891,747,472)		18,285,229,110
Preferred Stocks–0.58%
China–0.29%
Abogen Therapeutics Ltd., Series C, Pfd. (Acquired 08/02/2021; Cost $65,429,977)(d)(e)	1,436,122	54,328,495
India–0.29%
Pine Labs Pvt. Ltd., Series K, Pfd. (Acquired 09/09/2021; Cost $50,000,355)(d)(e)	103,185	53,231,796
Total Preferred Stocks (Cost $115,430,332)		107,560,291
Money Market Funds–1.58%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(b)(f)	103,111,408	103,111,408
Invesco Treasury Portfolio, Institutional Class, 4.73%(b)(f)	191,550,628	191,550,628
Total Money Market Funds (Cost $294,662,036)		294,662,036
TOTAL INVESTMENTS IN SECURITIES—100.32% (Cost $12,301,839,840)		18,687,451,437
OTHER ASSETS LESS LIABILITIES–(0.32)%		(58,740,400)
NET ASSETS–100.00%		$18,628,711,037
Investment Abbreviations:
ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
Pfd.	– Preferred
Notes to Consolidated Schedule of Investments:
(a)	Non-income producing security.
(b)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$374,814,301	$1,693,406,167	$(1,965,109,060)	$-	$-	$103,111,408	$11,927,017
Invesco Liquid Assets Portfolio, Institutional Class	267,729,843	771,014,132	(1,038,796,646)	(49,730)	102,401	-	6,749,907
Invesco Treasury Portfolio, Institutional Class	428,359,202	2,453,427,620	(2,690,236,194)	-	-	191,550,628	15,516,671
Investments in Other Affiliates:
H World Group Ltd., ADR	964,524,345	52,393,206	(100,585,964)	(24,421,565)	13,334,570	905,244,592	40,326,098
New Horizon Health Ltd.*	70,443,615	-	-	(57,313,037)	-	13,130,578	-
Yum China Holdings, Inc.**	1,150,095,004	95,769,253	(880,316,115)	(255,653,593)	(77,840,033)	32,054,516	8,789,678
ZTO Express (Cayman), Inc.**	867,323,533	-	(561,095,096)	(82,239,782)	7,343,346	231,332,001	19,455,746
Total	$4,123,289,843	$5,066,010,378	$(7,236,139,075)	$(419,677,707)	$(57,059,716)	$1,476,423,723	$102,765,117

*	As of October 31, 2023, this security was not considered as an affiliate of the Fund.
**	As of October 31, 2024, this security was no longer an affiliate of the Fund.

(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2024 was $1,201,338,772, which represented 6.45% of the Fund’s Net Assets.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
3
Invesco Developing Markets Fund

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Restricted security. The aggregate value of these securities at October 31, 2024 was $176,739,701, which represented less than 1% of the Fund’s Net Assets.
(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
4
Invesco Developing Markets Fund

Consolidated Statement of Assets and Liabilities
October 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $11,612,841,792)	$17,474,414,231
Investments in affiliates, at value (Cost $688,998,048)	1,213,037,206
Cash	38,184,923
Foreign currencies, at value (Cost $35,082,769)	35,055,335
Receivable for:
Investments sold	304,837
Fund shares sold	9,493,557
Dividends	30,204,760
Investment for trustee deferred compensation and retirement plans	1,280,633
Other assets	87,737
Total assets	18,802,063,219
Liabilities:
Payable for:
Fund shares reacquired	27,508,151
Accrued foreign taxes	135,043,723
Accrued fees to affiliates	5,970,226
Accrued trustees’ and officers’ fees and benefits	283,044
Accrued other operating expenses	3,266,405
Trustee deferred compensation and retirement plans	1,280,633
Total liabilities	173,352,182
Net assets applicable to shares outstanding	$18,628,711,037
Net assets consist of:
Shares of beneficial interest	$13,217,857,843
Distributable earnings	5,410,853,194
$18,628,711,037
Net Assets:
Class A	$1,993,336,331
Class C	$30,131,875
Class R	$200,997,935
Class Y	$9,452,791,486
Class R5	$28,229,934
Class R6	$6,923,223,476
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	48,982,272
Class C	827,503
Class R	5,186,954
Class Y	236,149,407
Class R5	693,660
Class R6	172,966,690
Class A:
Net asset value per share	$40.70
Maximum offering price per share (Net asset value of $40.70 ÷ 94.50%)	$43.07
Class C:
Net asset value and offering price per share	$36.41
Class R:
Net asset value and offering price per share	$38.75
Class Y:
Net asset value and offering price per share	$40.03
Class R5:
Net asset value and offering price per share	$40.70
Class R6:
Net asset value and offering price per share	$40.03
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5
Invesco Developing Markets Fund

Consolidated Statement of Operations
For the year ended October 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $49,561,238)	$380,318,543
Dividends from affiliates	102,765,117
Foreign withholding tax claims	509,457
Total investment income	483,593,117
Expenses:
Advisory fees	167,966,228
Administrative services fees	3,101,320
Custodian fees	6,937,934
Distribution fees:
Class A	5,478,779
Class C	346,440
Class R	1,089,637
Transfer agent fees — A, C, R and Y	23,222,729
Transfer agent fees — R5	22,970
Transfer agent fees — R6	2,543,256
Trustees’ and officers’ fees and benefits	302,638
Registration and filing fees	254,091
Reports to shareholders	3,877,041
Professional services fees	574,278
Other	439,573
Total expenses	216,156,914
Less: Fees waived and/or expense offset arrangement(s)	(768,727)
Net expenses	215,388,187
Net investment income	268,204,930
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $119,830,042)	1,798,646,050
Affiliated investment securities	(57,059,716)
Foreign currencies	(18,573,498)
Forward foreign currency contracts	68,126
1,723,080,962
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $14,352,110)	1,221,536,204
Affiliated investment securities	(419,677,707)
Foreign currencies	1,648,409
Forward foreign currency contracts	(210)
803,506,696
Net realized and unrealized gain	2,526,587,658
Net increase in net assets resulting from operations	$2,794,792,588
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6
Invesco Developing Markets Fund

Consolidated Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$268,204,930	$247,652,552
Net realized gain (loss)	1,723,080,962	(1,398,984,216)
Change in net unrealized appreciation	803,506,696	4,992,761,748
Net increase in net assets resulting from operations	2,794,792,588	3,841,430,084
Distributions to shareholders from distributable earnings:
Class A	(12,443,762)	(15,077,879)
Class C	(82,552)	(39,391)
Class R	(673,642)	(577,718)
Class Y	(92,573,787)	(109,408,871)
Class R5	(151,648)	(1,597)
Class R6	(87,629,049)	(118,529,294)
Total distributions from distributable earnings	(193,554,440)	(243,634,750)
Share transactions–net:
Class A	(554,364,376)	(503,633,450)
Class C	(10,441,621)	1,996,035
Class R	(41,584,488)	(26,301,216)
Class Y	(2,556,147,051)	(1,833,552,854)
Class R5	9,748,862	17,501,878
Class R6	(2,662,747,530)	(2,287,254,658)
Net increase (decrease) in net assets resulting from share transactions	(5,815,536,204)	(4,631,244,265)
Net increase (decrease) in net assets	(3,214,298,056)	(1,033,448,931)
Net assets:
Beginning of year	21,843,009,093	22,876,458,024
End of year	$18,628,711,037	$21,843,009,093
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7
Invesco Developing Markets Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$36.25	$0.39	$4.27	$4.66	$(0.21)	$—	$(0.21)	$40.70	12.89%	$1,993,336	1.28%	1.28%	0.96%	43%
Year ended 10/31/23	31.45	0.28	4.72	5.00	(0.20)	—	(0.20)	36.25	15.91	2,281,614	1.25	1.25	0.73	25
Year ended 10/31/22	53.50	0.08	(19.74)	(19.66)	(0.04)	(2.35)	(2.39)	31.45	(38.24)	2,394,926	1.24	1.24	0.23	27
Year ended 10/31/21	45.84	0.11	7.55	7.66	—	—	—	53.50	16.71	4,467,836	1.20	1.20	0.20	38
Year ended 10/31/20	44.28	0.04	2.50	2.54	(0.11)	(0.87)	(0.98)	45.84	5.75	4,130,292	1.22	1.22	0.08	30
Class C
Year ended 10/31/24	32.58	0.08	3.83	3.91	(0.08)	—	(0.08)	36.41	12.00	30,132	2.03	2.03	0.21	43
Year ended 10/31/23	28.36	(0.01)	4.27	4.26	(0.04)	—	(0.04)	32.58	15.01	36,504	2.00	2.00	(0.02)	25
Year ended 10/31/22	48.79	(0.19)	(17.89)	(18.08)	—	(2.35)	(2.35)	28.36	(38.70)	30,355	1.99	1.99	(0.52)	27
Year ended 10/31/21	42.11	(0.28)	6.96	6.68	—	—	—	48.79	15.86	71,470	1.95	1.95	(0.55)	38
Year ended 10/31/20	40.96	(0.27)	2.29	2.02	—	(0.87)	(0.87)	42.11	4.93	225,906	1.97	1.97	(0.67)	30
Class R
Year ended 10/31/24	34.52	0.27	4.07	4.34	(0.11)	—	(0.11)	38.75	12.60	200,998	1.53	1.53	0.71	43
Year ended 10/31/23	29.94	0.18	4.48	4.66	(0.08)	—	(0.08)	34.52	15.58	216,912	1.50	1.50	0.48	25
Year ended 10/31/22	51.11	(0.01)	(18.81)	(18.82)	—	(2.35)	(2.35)	29.94	(38.38)	209,736	1.49	1.49	(0.02)	27
Year ended 10/31/21	43.91	(0.03)	7.23	7.20	—	—	—	51.11	16.40	379,043	1.45	1.45	(0.05)	38
Year ended 10/31/20	42.48	(0.07)	2.40	2.33	(0.03)	(0.87)	(0.90)	43.91	5.49	387,506	1.47	1.47	(0.17)	30
Class Y
Year ended 10/31/24	35.67	0.48	4.19	4.67	(0.31)	—	(0.31)	40.03	13.17	9,452,791	1.03	1.03	1.21	43
Year ended 10/31/23	30.99	0.37	4.64	5.01	(0.33)	—	(0.33)	35.67	16.15	10,725,130	1.00	1.00	0.98	25
Year ended 10/31/22	52.78	0.19	(19.44)	(19.25)	(0.19)	(2.35)	(2.54)	30.99	(38.08)	10,871,573	0.99	0.99	0.48	27
Year ended 10/31/21	45.21	0.24	7.45	7.69	(0.12)	—	(0.12)	52.78	17.01	23,079,615	0.95	0.95	0.45	38
Year ended 10/31/20	43.70	0.14	2.48	2.62	(0.24)	(0.87)	(1.11)	45.21	6.01	18,432,202	0.97	0.97	0.33	30
Class R5
Year ended 10/31/24	36.26	0.52	4.26	4.78	(0.34)	—	(0.34)	40.70	13.25	28,230	0.95	0.95	1.29	43
Year ended 10/31/23	31.51	0.39	4.75	5.14	(0.39)	—	(0.39)	36.26	16.30	16,143	0.94	0.94	1.04	25
Year ended 10/31/22	53.52	0.26	(19.70)	(19.44)	(0.22)	(2.35)	(2.57)	31.51	(37.93)	130	0.89	0.89	0.58	27
Year ended 10/31/21	45.85	0.27	7.55	7.82	(0.15)	—	(0.15)	53.52	17.07	10,527	0.90	0.90	0.50	38
Year ended 10/31/20	44.33	0.17	2.52	2.69	(0.30)	(0.87)	(1.17)	45.85	6.10	13,560	0.89	0.89	0.41	30
Class R6
Year ended 10/31/24	35.67	0.53	4.20	4.73	(0.37)	—	(0.37)	40.03	13.33	6,923,223	0.88	0.88	1.36	43
Year ended 10/31/23	31.02	0.42	4.64	5.06	(0.41)	—	(0.41)	35.67	16.31	8,566,706	0.87	0.87	1.11	25
Year ended 10/31/22	52.83	0.25	(19.44)	(19.19)	(0.27)	(2.35)	(2.62)	31.02	(37.98)	9,369,739	0.84	0.84	0.63	27
Year ended 10/31/21	45.25	0.32	7.45	7.77	(0.19)	—	(0.19)	52.83	17.17	21,541,460	0.81	0.81	0.59	38
Year ended 10/31/20	43.75	0.21	2.48	2.69	(0.32)	(0.87)	(1.19)	45.25	6.17	17,009,325	0.82	0.82	0.48	30

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2023, the portfolio turnover calculation excludes the value of securities purchased of $24,736,814 in connection with the acquisition of Invesco Emerging Markets Innovators Fund into the Fund.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8
Invesco Developing Markets Fund

Notes to Consolidated Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the OFI Global China Fund, LLC (the “Subsidiary”), a private fund organized under Delaware law that is a wholly-owned subsidiary of the Fund. The Subsidiary may invest in companies established or operating in, or with significant exposure to, the People’s Republic of China or other developing markets countries. For operational efficiency and regulatory considerations, the Fund may gain access to such companies through an investment in the Subsidiary. The Fund may invest up to 10% of its net assets in the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment ("unreliable"). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures ("Valuation Procedures"). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
9
Invesco Developing Markets Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Consolidated Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Consolidated Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Consolidated Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2024, the Fund did not enter into any closing agreements.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related
10
Invesco Developing Markets Fund

to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
K.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
L.
Other Risks - The Subsidiary is not registered under the 1940 Act. As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the 1940 Act. However, the Subsidiary is controlled by the Fund and managed by OppenheimerFunds, Inc. The Subsidiary may invest substantially all of its assets in a limited number of issuers or a single issuer. To the extent that it does so, the Subsidiary is more subject to the risks associated with and developments affecting such issuers than a fund that invests more widely. In addition, investments in the Subsidiary will be deemed illiquid and therefore subject the Fund to liquidity risk.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; lack of publicly available information; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.
The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. In addition, export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in
11
Invesco Developing Markets Fund

response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
The Fund’s investments in Class A Shares of Chinese companies involve certain risks discussed above that may be more pronounced for the China A Shares market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $250 million	1.000%
Next $250 million	0.950%
Next $500 million	0.900%
Next $6 billion	0.850%
Next $3 billion	0.800%
Next $20 billion	0.750%
Next $15 billion	0.740%
Over $45 billion	0.730%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.78%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $686,599.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of
12
Invesco Developing Markets Fund

the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $51,652 in front-end sales commissions from the sale of Class A shares and $5,479 and $5,646 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$1,016,552,827	$—	$—	$1,016,552,827
Chile	—	207,982,270	—	207,982,270
China	1,913,100,694	1,855,631,386	67,459,073	3,836,191,153
France	—	642,103,736	—	642,103,736
Hong Kong	—	176,592,207	—	176,592,207
India	—	3,201,354,508	122,411,206	3,323,765,714
Indonesia	—	276,030,054	—	276,030,054
Italy	43,336,492	534,463,660	—	577,800,152
Japan	—	402,920,347	—	402,920,347
Luxembourg	87,794,557	—	—	87,794,557
Mexico	1,442,825,148	—	—	1,442,825,148
Netherlands	204,736,546	—	—	204,736,546
Peru	215,631,329	—	—	215,631,329
Philippines	—	350,408,199	—	350,408,199
Poland	—	147,371,290	—	147,371,290
Portugal	—	377,705,698	—	377,705,698
Russia	—	—	5	5
South Africa	—	255,012,386	—	255,012,386
South Korea	—	1,238,895,843	—	1,238,895,843
Switzerland	—	74,831,161	—	74,831,161
Taiwan	—	2,981,120,677	—	2,981,120,677
Turkey	—	175,191,271	—	175,191,271
United Arab Emirates	—	44,874,557	—	44,874,557
United Kingdom	—	244,828,921	—	244,828,921
United States	91,623,353	—	—	91,623,353
Money Market Funds	294,662,036	—	—	294,662,036
Total Investments	$5,310,262,982	$13,187,318,171	$189,870,284	$18,687,451,437
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
13
Invesco Developing Markets Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended October 31, 2024:
	Value 10/31/23	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 10/31/24
Preferred Stocks	$250,611,929	$—	$—	$—	$—	$4,584,003	$—	$(147,635,641)	$107,560,291
Common Stocks & Other Equity Interests	176,353,453	—	(84,631,422)	—	22,098,786	(101,954,439)	70,443,615	—	82,309,993
Total	$426,965,382	$—	$(84,631,422)	$—	$22,098,786	$(97,370,436)	$70,443,615	$(147,635,641)	$189,870,284
The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:
	Fair Value at 10/31/24	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Based on Fair Value
Preferred Stocks	$107,560,291	Comparable Companies	Revenue Multiple	20x	-
		Option Pricing Method	Term Volatility	2 years 75%	- -
Common Stocks & Other Equity Interests	82,309,993	Comparable Companies	Revenue Multiple	20x	-
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Consolidated Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$68,126
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(210)
Total	$67,916
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$1,845,963
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $82,128.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
14
Invesco Developing Markets Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$193,554,440	$243,634,750

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$47,579,719
Net unrealized appreciation — investments	6,187,613,637
Net unrealized appreciation (depreciation) — foreign currencies	(458,849)
Temporary book/tax differences	(1,454,155)
Capital loss carryforward	(822,427,158)
Shares of beneficial interest	13,217,857,843
Total net assets	$18,628,711,037
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$818,621,723	$3,805,435	$822,427,158
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $8,981,924,349 and $13,955,987,978, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$6,904,293,333
Aggregate unrealized (depreciation) of investments	(716,679,696)
Net unrealized appreciation of investments	$6,187,613,637
Cost of investments for tax purposes is $12,499,837,800.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gains taxes, on October 31, 2024, undistributed net investment income was decreased by $138,405,888 and undistributed net realized gain (loss) was increased by $138,405,888. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	5,328,855	$209,984,871	7,704,832	$292,416,517
Class C	122,228	4,346,117	174,202	6,065,838
Class R	570,733	21,498,256	681,330	24,879,179
Class Y	48,735,422	1,886,738,151	57,622,626	2,164,564,452
Class R5	334,136	13,173,729	464,283	18,405,853
Class R6	33,683,986	1,304,198,481	43,431,997	1,631,654,997
15
Invesco Developing Markets Fund

	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	300,051	$11,389,931	342,132	$12,484,358
Class C	2,363	80,803	1,111	36,688
Class R	18,567	672,685	16,571	576,991
Class Y	2,068,190	77,060,768	2,456,978	88,033,531
Class R5	4,001	151,495	41	1,503
Class R6	1,783,040	66,346,917	2,404,533	86,058,236
Automatic conversion of Class C shares to Class A shares:
Class A	133,270	5,290,203	133,287	5,107,931
Class C	(148,359)	(5,290,203)	(147,825)	(5,107,931)
Issued in connection with acquisitions:(b)
Class A	-	-	1,051,851	41,251,493
Class C	-	-	256,461	9,062,531
Class R	-	-	163,337	6,105,542
Class Y	-	-	920,475	35,494,048
Class R5	-	-	210	8,210
Class R6	-	-	216,033	8,325,575
Reacquired:
Class A	(19,718,498)	(781,029,381)	(22,435,302)	(854,893,749)
Class C	(269,297)	(9,578,338)	(233,908)	(8,061,091)
Class R	(1,685,433)	(63,755,429)	(1,584,463)	(57,862,928)
Class Y	(115,293,702)	(4,519,945,970)	(111,201,268)	(4,121,644,885)
Class R5	(89,650)	(3,576,362)	(23,471)	(913,688)
Class R6	(102,650,102)	(4,033,292,928)	(108,003,823)	(4,013,293,466)
Net increase (decrease) in share activity	(146,770,199)	$(5,815,536,204)	(125,587,770)	$(4,631,244,265)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)
After the close of business on June 23, 2023, the Fund acquired all the net assets of Invesco Emerging Markets Innovators Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on March 16, 2023. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 2,608,367 shares of the Fund for 12,966,553 shares outstanding of the Target Fund as of the close of business on June 23, 2023. Shares of the Target Fund were exchanged for the like class of shares of the
Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, June 23, 2023. The Target Fund’s net assets as of the close of business on June 23, 2023 of $100,247,399, including $2,469,400 of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $24,527,723,231 and $24,627,970,630 immediately after the acquisition.

The pro forma results of operations for the year ended October 31, 2023 assuming the reorganization had been completed on November 1, 2022, the beginning of the annual reporting period are as follows:

Net investment income	$247,663,411
Net realized/unrealized gains	3,614,474,818
Change in net assets resulting from operations	$3,862,138,229
   As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since June 23, 2023.
16
Invesco Developing Markets Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Developing Markets Fund
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Developing Markets Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related consolidated statement of operations for the year ended October 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
17
Invesco Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Developing Markets Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior
Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the
18
Invesco Developing Markets Fund

Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund.  The Board also considered that the Fund’s exposure to certain Chinese holdings and its stock selection in, and underweight exposure to, certain regions negatively impacted performance, and that the Fund’s long-term performance continued to be negatively impacted by Russian exposure.  The Board noted information provided by management indicating that the portfolio management team continues to analyze certain portfolio characteristics to address areas of underperformance.  The Board also considered that the Invesco Emerging Markets Innovators Fund had recently reorganized into the Fund on June 23, 2023.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco
Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate before the application of advisory fee waivers/expense limitations) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2023.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered
19
Invesco Developing Markets Fund

Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
20
Invesco Developing Markets Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	4.02%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.3585	per share
Foreign Source Income	$1.0508	per share
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
21
Invesco Developing Markets Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
22
Invesco Developing Markets Fund

SEC file number(s): 811-05426 and 033-19338
Invesco Distributors, Inc.
O-DVM-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco Discovery Mid Cap Growth Fund
Nasdaq:
A: OEGAX ■ C: OEGCX ■ R: OEGNX ■ Y: OEGYX ■ R5: DMCFX ■ R6: OEGIX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
October 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–96.55%
Advertising–2.49%
Trade Desk, Inc. (The), Class A(b)	1,279,838	$153,849,326
Aerospace & Defense–3.49%
Axon Enterprise, Inc.(b)	240,202	101,725,547
Curtiss-Wright Corp.	122,814	42,365,918
Howmet Aerospace, Inc.	713,513	71,151,516
		215,242,981
Apparel Retail–0.96%
Burlington Stores, Inc.(b)	238,837	59,176,643
Application Software–9.84%
AppLovin Corp., Class A(b)	295,864	50,116,403
Datadog, Inc., Class A(b)	572,776	71,849,022
Fair Isaac Corp.(b)	37,483	74,707,742
Guidewire Software, Inc.(b)	627,713	116,917,824
HubSpot, Inc.(b)	111,927	62,095,980
Manhattan Associates, Inc.(b)	215,581	56,775,412
Samsara, Inc., Class A(b)	1,776,027	84,876,330
Tyler Technologies, Inc.(b)	148,346	89,836,854
		607,175,567
Asset Management & Custody Banks–3.33%
Ares Management Corp., Class A	946,477	158,705,264
Blue Owl Capital, Inc.	2,092,062	46,778,506
		205,483,770
Biotechnology–2.42%
Alnylam Pharmaceuticals, Inc.(b)	232,771	62,054,421
Natera, Inc.(b)	722,240	87,362,150
		149,416,571
Building Products–2.88%
Builders FirstSource, Inc.(b)	232,342	39,823,419
Carlisle Cos., Inc.	119,669	50,527,842
Lennox International, Inc.	74,173	44,694,424
Trane Technologies PLC	114,607	42,422,927
		177,468,612
Cargo Ground Transportation–1.19%
XPO, Inc.(b)(c)	564,801	73,723,475
Communications Equipment–1.88%
Motorola Solutions, Inc.	257,717	115,805,134
Construction & Engineering–4.12%
Comfort Systems USA, Inc.	188,556	73,732,938
EMCOR Group, Inc.	127,975	57,085,808
Quanta Services, Inc.	408,515	123,220,380
		254,039,126
Construction Machinery & Heavy Transportation Equipment– 1.55%
Wabtec Corp.	507,834	95,462,635
Consumer Electronics–0.93%
Garmin Ltd.	289,952	57,511,979
Shares		Value
Education Services–0.77%
Duolingo, Inc.(b)(c)	162,409	$47,580,965
Electrical Components & Equipment–1.68%
Vertiv Holdings Co., Class A	947,332	103,533,914
Electronic Components–1.56%
Coherent Corp.(b)	1,043,371	96,449,215
Electronic Equipment & Instruments–1.02%
Zebra Technologies Corp., Class A(b)	164,359	62,780,207
Electronic Manufacturing Services–0.91%
Flex Ltd.(b)	1,627,067	56,410,413
Environmental & Facilities Services–1.24%
Clean Harbors, Inc.(b)	331,348	76,627,538
Financial Exchanges & Data–1.56%
Tradeweb Markets, Inc., Class A	758,421	96,319,468
Footwear–1.47%
Deckers Outdoor Corp.(b)	565,064	90,913,147
Health Care Distributors–1.23%
Cencora, Inc.	334,038	76,187,387
Health Care Equipment–0.78%
Insulet Corp.(b)	208,050	48,169,817
Health Care Facilities–4.19%
Encompass Health Corp.	1,230,361	122,371,705
Tenet Healthcare Corp.(b)	879,788	136,384,736
		258,756,441
Health Care REITs–0.50%
Ventas, Inc.	472,341	30,933,612
Health Care Supplies–1.66%
Cooper Cos., Inc. (The)(b)	979,512	102,535,316
Homebuilding–0.85%
PulteGroup, Inc.	405,197	52,485,167
Homefurnishing Retail–0.78%
Williams-Sonoma, Inc.(c)	356,891	47,869,790
Hotels, Resorts & Cruise Lines–2.27%
Hilton Worldwide Holdings, Inc.	596,548	140,099,298
Independent Power Producers & Energy Traders–0.80%
Vistra Corp.	397,236	49,638,611
Industrial Machinery & Supplies & Components–2.79%
Ingersoll Rand, Inc.	467,832	44,911,872
ITT, Inc.	563,208	78,916,705
Parker-Hannifin Corp.	76,638	48,593,857
		172,422,434
Insurance Brokers–1.53%
Arthur J. Gallagher & Co.	110,333	31,025,640
Brown & Brown, Inc.	608,372	63,660,046
		94,685,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Discovery Mid Cap Growth Fund

Shares		Value
Internet Services & Infrastructure–1.48%
GoDaddy, Inc., Class A(b)	546,078	$91,085,810
Investment Banking & Brokerage–2.74%
Evercore, Inc., Class A	402,493	106,326,576
Jefferies Financial Group, Inc.	977,582	62,545,696
		168,872,272
IT Consulting & Other Services–1.08%
Gartner, Inc.(b)	133,013	66,839,033
Movies & Entertainment–1.87%
Spotify Technology S.A. (Sweden)(b)	299,566	115,362,867
Oil & Gas Equipment & Services–0.49%
TechnipFMC PLC (United Kingdom)	1,140,605	30,442,747
Oil & Gas Exploration & Production–0.52%
Diamondback Energy, Inc.	180,114	31,838,752
Oil & Gas Storage & Transportation–2.30%
Targa Resources Corp.	851,936	142,239,235
Other Specialty Retail–0.45%
Tractor Supply Co.(c)	105,321	27,963,779
Paper & Plastic Packaging Products & Materials–1.87%
Avery Dennison Corp.	290,681	60,179,687
Packaging Corp. of America	241,558	55,302,289
		115,481,976
Property & Casualty Insurance–1.16%
Arch Capital Group Ltd.(b)	725,454	71,500,746
Real Estate Services–1.91%
Jones Lang LaSalle, Inc.(b)	434,958	117,856,220
Research & Consulting Services–1.03%
Parsons Corp.(b)(c)	589,087	63,715,650
Restaurants–3.39%
Cava Group, Inc.(b)	501,889	67,032,295
Texas Roadhouse, Inc.	551,682	105,437,464
Wingstop, Inc.	128,676	37,018,798
		209,488,557
Semiconductor Materials & Equipment–0.51%
Onto Innovation, Inc.(b)	157,088	31,155,263
Semiconductors–4.55%
Astera Labs, Inc.(b)(c)	890,005	62,442,751
MACOM Technology Solutions Holdings, Inc.(b)(c)	907,475	102,000,190
Monolithic Power Systems, Inc.	153,022	116,189,604
		280,632,545
Shares		Value
Steel–0.90%
Steel Dynamics, Inc.	424,404	$55,384,722
Systems Software–2.03%
CyberArk Software Ltd.(b)	301,138	83,270,680
Monday.com Ltd.(b)	144,041	42,329,328
		125,600,008
Trading Companies & Distributors–3.82%
FTAI Aviation Ltd.	438,871	59,001,817
United Rentals, Inc.	119,038	96,754,087
W.W. Grainger, Inc.	72,448	80,361,495
		236,117,399
Transaction & Payment Processing Services–1.78%
Affirm Holdings, Inc.(b)	322,829	14,156,052
Fidelity National Information Services, Inc.	576,335	51,714,539
Toast, Inc., Class A(b)(c)	1,469,575	44,131,337
		110,001,928
Total Common Stocks & Other Equity Interests (Cost $4,381,087,504)		5,960,333,754
Money Market Funds–3.08%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(d)(e)	66,573,046	66,573,046
Invesco Treasury Portfolio, Institutional Class, 4.73%(d)(e)	123,636,150	123,636,150
Total Money Market Funds (Cost $190,209,196)		190,209,196
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.63% (Cost $4,571,296,700)		6,150,542,950
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.14%
Invesco Private Government Fund, 4.84%(d)(e)(f)	61,523,131	61,523,131
Invesco Private Prime Fund, 4.99%(d)(e)(f)	194,188,853	194,247,109
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $255,770,240)		255,770,240
TOTAL INVESTMENTS IN SECURITIES–103.77% (Cost $4,827,066,940)		6,406,313,190
OTHER ASSETS LESS LIABILITIES—(3.77)%		(232,553,984)
NET ASSETS–100.00%		$6,173,759,206
Investment Abbreviations:
REIT	– Real Estate Investment Trust
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Discovery Mid Cap Growth Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2024.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$85,621,500	$722,910,554	$(741,959,008)	$-	$-	$66,573,046	$2,556,603
Invesco Liquid Assets Portfolio, Institutional Class	61,161,805	341,926,057	(403,084,765)	(7,014)	3,917	-	1,355,800
Invesco Treasury Portfolio, Institutional Class	97,853,142	1,033,279,553	(1,007,496,545)	-	-	123,636,150	3,404,424
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	69,446,619	944,357,334	(952,280,822)	-	-	61,523,131	3,116,146*
Invesco Private Prime Fund	180,352,412	1,860,289,422	(1,846,460,063)	(4,457)	69,795	194,247,109	8,359,622*
Total	$494,435,478	$4,902,762,920	$(4,951,281,203)	$(11,471)	$73,712	$445,979,436	$18,792,595

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Discovery Mid Cap Growth Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $4,381,087,504)*	$5,960,333,754
Investments in affiliated money market funds, at value (Cost $445,979,436)	445,979,436
Cash	200,000
Receivable for:
Investments sold	45,028,910
Fund shares sold	2,669,312
Dividends	1,412,752
Investment for trustee deferred compensation and retirement plans	538,238
Other assets	78,184
Total assets	6,456,240,586
Liabilities:
Payable for:
Investments purchased	16,030,610
Fund shares reacquired	7,681,673
Collateral upon return of securities loaned	255,770,240
Accrued fees to affiliates	2,213,595
Accrued trustees’ and officers’ fees and benefits	7,786
Accrued other operating expenses	201,852
Trustee deferred compensation and retirement plans	575,624
Total liabilities	282,481,380
Net assets applicable to shares outstanding	$6,173,759,206
Net assets consist of:
Shares of beneficial interest	$4,339,272,171
Distributable earnings	1,834,487,035
$6,173,759,206
Net Assets:
Class A	$3,761,748,789
Class C	$93,254,503
Class R	$145,183,393
Class Y	$648,633,556
Class R5	$122,491,298
Class R6	$1,402,447,667
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	133,354,441
Class C	4,679,120
Class R	5,776,744
Class Y	19,312,282
Class R5	4,257,228
Class R6	40,642,750
Class A:
Net asset value per share	$28.21
Maximum offering price per share (Net asset value of $28.21 ÷ 94.50%)	$29.85
Class C:
Net asset value and offering price per share	$19.93
Class R:
Net asset value and offering price per share	$25.13
Class Y:
Net asset value and offering price per share	$33.59
Class R5:
Net asset value and offering price per share	$28.77
Class R6:
Net asset value and offering price per share	$34.51

*	At October 31, 2024, securities with an aggregate value of $245,191,961 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Discovery Mid Cap Growth Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $15,699)	$33,583,315
Dividends from affiliated money market funds (includes net securities lending income of $594,911)	7,911,738
Total investment income	41,495,053
Expenses:
Advisory fees	35,569,579
Administrative services fees	839,247
Custodian fees	30,689
Distribution fees:
Class A	8,819,503
Class C	920,173
Class R	690,769
Transfer agent fees — A, C, R and Y	6,892,989
Transfer agent fees — R5	116,791
Transfer agent fees — R6	387,737
Trustees’ and officers’ fees and benefits	79,532
Registration and filing fees	139,527
Reports to shareholders	876,889
Professional services fees	109,898
Other	85,723
Total expenses	55,559,046
Less: Fees waived and/or expense offset arrangement(s)	(315,915)
Net expenses	55,243,131
Net investment income (loss)	(13,748,078)
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	701,527,856
Affiliated investment securities	73,712
Foreign currencies	1,326
701,602,894
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,198,154,474
Affiliated investment securities	(11,471)
1,198,143,003
Net realized and unrealized gain	1,899,745,897
Net increase in net assets resulting from operations	$1,885,997,819
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Discovery Mid Cap Growth Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income (loss)	$(13,748,078)	$(14,418,931)
Net realized gain (loss)	701,602,894	(177,512,886)
Change in net unrealized appreciation (depreciation)	1,198,143,003	(143,285,142)
Net increase (decrease) in net assets resulting from operations	1,885,997,819	(335,216,959)
Share transactions–net:
Class A	(307,475,727)	(271,799,470)
Class C	(22,138,664)	(24,452,997)
Class R	(11,129,996)	(3,676,396)
Class Y	(70,773,996)	(115,387,782)
Class R5	(11,506,134)	(4,695,954)
Class R6	(66,118,304)	(56,257,241)
Net increase (decrease) in net assets resulting from share transactions	(489,142,821)	(476,269,840)
Net increase (decrease) in net assets	1,396,854,998	(811,486,799)
Net assets:
Beginning of year	4,776,904,208	5,588,391,007
End of year	$6,173,759,206	$4,776,904,208
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Discovery Mid Cap Growth Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$20.05	$(0.09)	$8.25	$8.16	$—	$28.21	40.70%	$3,761,749	1.06%	1.06%	(0.35)%	102%
Year ended 10/31/23	21.50	(0.08)	(1.37)	(1.45)	—	20.05	(6.74)	2,918,068	1.04	1.04	(0.37)	124
Year ended 10/31/22	37.13	(0.11)	(9.79)	(9.90)	(5.73)	21.50	(30.69)	3,398,899	1.04	1.04	(0.44)	94
Year ended 10/31/21	26.65	(0.25)	11.81	11.56	(1.08)	37.13	44.48	5,288,400	1.03	1.03	(0.76)	92
Year ended 10/31/20	22.17	(0.13)	5.60	5.47	(0.99)	26.65	25.60(d)	3,787,636	1.05(d)	1.05(d)	(0.54)(d)	131
Class C
Year ended 10/31/24	14.27	(0.19)	5.85	5.66	—	19.93	39.66(e)	93,255	1.78(e)	1.78(e)	(1.07)(e)	102
Year ended 10/31/23	15.41	(0.17)	(0.97)	(1.14)	—	14.27	(7.40)(e)	84,404	1.77(e)	1.77(e)	(1.10)(e)	124
Year ended 10/31/22	28.52	(0.21)	(7.17)	(7.38)	(5.73)	15.41	(31.22)(e)	115,662	1.78(e)	1.78(e)	(1.18)(e)	94
Year ended 10/31/21	20.83	(0.36)	9.13	8.77	(1.08)	28.52	43.47(e)	206,799	1.73(e)	1.73(e)	(1.46)(e)	92
Year ended 10/31/20	17.65	(0.24)	4.41	4.17	(0.99)	20.83	24.74	190,420	1.82	1.82	(1.31)	131
Class R
Year ended 10/31/24	17.91	(0.13)	7.35	7.22	—	25.13	40.31	145,183	1.31	1.31	(0.60)	102
Year ended 10/31/23	19.25	(0.12)	(1.22)	(1.34)	—	17.91	(6.96)	112,345	1.29	1.29	(0.62)	124
Year ended 10/31/22	33.95	(0.15)	(8.82)	(8.97)	(5.73)	19.25	(30.85)	124,370	1.29	1.29	(0.69)	94
Year ended 10/31/21	24.51	(0.30)	10.82	10.52	(1.08)	33.95	44.11	181,872	1.28	1.28	(1.01)	92
Year ended 10/31/20	20.51	(0.18)	5.17	4.99	(0.99)	24.51	25.31	121,009	1.32	1.32	(0.81)	131
Class Y
Year ended 10/31/24	23.82	(0.03)	9.80	9.77	—	33.59	41.02	648,634	0.81	0.81	(0.10)	102
Year ended 10/31/23	25.48	(0.03)	(1.63)	(1.66)	—	23.82	(6.52)	518,998	0.79	0.79	(0.12)	124
Year ended 10/31/22	42.77	(0.05)	(11.51)	(11.56)	(5.73)	25.48	(30.50)	668,812	0.79	0.79	(0.19)	94
Year ended 10/31/21	30.48	(0.19)	13.56	13.37	(1.08)	42.77	44.84	971,407	0.78	0.78	(0.51)	92
Year ended 10/31/20	25.15	(0.08)	6.40	6.32	(0.99)	30.48	25.95	538,205	0.82	0.82	(0.31)	131
Class R5
Year ended 10/31/24	20.39	(0.01)	8.39	8.38	—	28.77	41.10	122,491	0.75	0.75	(0.04)	102
Year ended 10/31/23	21.80	(0.01)	(1.40)	(1.41)	—	20.39	(6.47)	95,675	0.73	0.73	(0.06)	124
Year ended 10/31/22	37.45	(0.03)	(9.89)	(9.92)	(5.73)	21.80	(30.45)	106,860	0.73	0.73	(0.13)	94
Year ended 10/31/21	26.80	(0.15)	11.88	11.73	(1.08)	37.45	44.88	155,263	0.72	0.72	(0.45)	92
Year ended 10/31/20	22.20	(0.05)	5.64	5.59	(0.99)	26.80	26.12	110,206	0.71	0.71	(0.20)	131
Class R6
Year ended 10/31/24	24.44	0.01	10.06	10.07	—	34.51	41.20	1,402,448	0.68	0.68	0.03	102
Year ended 10/31/23	26.10	0.00	(1.66)	(1.66)	—	24.44	(6.36)	1,047,414	0.66	0.66	0.01	124
Year ended 10/31/22	43.62	(0.02)	(11.77)	(11.79)	(5.73)	26.10	(30.43)	1,173,789	0.67	0.67	(0.07)	94
Year ended 10/31/21	31.03	(0.14)	13.81	13.67	(1.08)	43.62	45.02	1,559,522	0.65	0.65	(0.38)	92
Year ended 10/31/20	25.55	(0.04)	6.51	6.47	(0.99)	31.03	26.14	904,245	0.65	0.65	(0.14)	131

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $2,263,197,717 in connection with the acquisition of Invesco Mid Cap Growth Fund into the Fund.
(d)	The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.23% for the year ended October 31, 2020.
(e)	The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97%, 0.98%, 0.99% and 0.95% for the years ended October 31, 2024, 2023, 2022 and 2021, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Discovery Mid Cap Growth Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
9	Invesco Discovery Mid Cap Growth Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
10	Invesco Discovery Mid Cap Growth Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser $38,408 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $500 million	0.680%
Next $500 million	0.650%
Next $4 billion	0.620%
Over $5 billion	0.600%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.61%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense
11	Invesco Discovery Mid Cap Growth Fund

offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $144,930.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $443,745 in front-end sales commissions from the sale of Class A shares and $8,186 and $3,147 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2024, the Fund incurred $122,579 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$5,960,333,754	$—	$—	$5,960,333,754
Money Market Funds	190,209,196	255,770,240	—	445,979,436
Total Investments	$6,150,542,950	$255,770,240	$—	$6,406,313,190
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $170,985.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under
12	Invesco Discovery Mid Cap Growth Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Components of Net Assets at Period-End:
2024
Undistributed long-term capital gain	$285,995,339
Net unrealized appreciation — investments	1,566,043,789
Temporary book/tax differences	(358,318)
Late-Year ordinary loss deferral	(17,193,775)
Shares of beneficial interest	4,339,272,171
Total net assets	$6,173,759,206
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2024.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $5,771,692,205 and $6,243,461,965, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,608,929,297
Aggregate unrealized (depreciation) of investments	(42,885,508)
Net unrealized appreciation of investments	$1,566,043,789
Cost of investments for tax purposes is $4,840,269,401.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses and equalization, on October 31, 2024, undistributed net investment income (loss) was increased by $7,797,929, undistributed net realized gain was decreased by $9,903,326 and shares of beneficial interest was increased by $2,105,397. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	7,757,806	$199,195,683	8,497,973	$183,944,919
Class C	686,124	12,482,409	788,903	12,206,319
Class R	1,014,616	23,273,300	1,129,267	21,828,622
Class Y	6,538,983	200,346,452	8,592,762	220,140,298
Class R5	542,041	13,901,440	583,672	12,800,144
Class R6	9,586,924	305,426,038	9,260,719	242,778,998
Automatic conversion of Class C shares to Class A shares:
Class A	579,842	14,798,430	629,624	13,502,913
Class C	(817,385)	(14,798,430)	(881,956)	(13,502,913)
13	Invesco Discovery Mid Cap Growth Fund

	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(20,500,462)	$(521,469,840)	(21,687,985)	$(469,247,302)
Class C	(1,104,157)	(19,822,643)	(1,495,748)	(23,156,403)
Class R	(1,510,514)	(34,403,296)	(1,316,692)	(25,505,018)
Class Y	(9,017,849)	(271,120,448)	(13,053,854)	(335,528,080)
Class R5	(976,551)	(25,407,574)	(794,293)	(17,496,098)
Class R6	(11,802,021)	(371,544,342)	(11,369,078)	(299,036,239)
Net increase (decrease) in share activity	(19,022,603)	$(489,142,821)	(21,116,686)	$(476,269,840)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
14	Invesco Discovery Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Discovery Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Mid Cap Growth Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15	Invesco Discovery Mid Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Mid Cap Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Russell Midcap® Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period.
16	Invesco Discovery Mid Cap Growth Fund

The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund.  The Board considered that stock selection in certain sectors detracted from the Fund’s relative performance.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate before the application of advisory fee waivers/expense limitations) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2023.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The
Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities
17	Invesco Discovery Mid Cap Growth Fund

Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
18	Invesco Discovery Mid Cap Growth Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$9,902,000
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19	Invesco Discovery Mid Cap Growth Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20	Invesco Discovery Mid Cap Growth Fund

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SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DMCG-NCSR

Annual Financial Statements and Other Information
October 31, 2024
Invesco Emerging Markets Local Debt Fund
Nasdaq:
A: OEMAX ■ C: OEMCX ■ R: OEMNX ■ Y: OEMYX ■ R5: EMLDX ■ R6: OEMIX

2	Schedule of Investments
11	Financial Statements
14	Financial Highlights
15	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Approval of Investment Advisory and Sub-Advisory Contracts
29	Tax Information
30	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2024

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–84.82%(a)
Brazil–3.69%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/2027	BRL	20,000,000	$3,277,877
Chile–2.95%
Bonos de la Tesoreria de la Republica en pesos,
2.30%, 10/01/2028(b)	CLP	1,500,000,000	1,395,228
5.00%, 10/01/2028(b)	CLP	1,200,000,000	1,228,590
			2,623,818
China–1.64%
China Development Bank, Series 2315, 2.69%, 09/11/2033	CNY	10,000,000	1,453,033
Colombia–10.68%
Colombian TES,
Series B, 5.75%, 11/03/2027	COP	5,000,000,000	1,023,458
Series B, 6.00%, 04/28/2028	COP	20,000,000,000	4,021,161
Series B, 7.00%, 03/26/2031	COP	4,000,000,000	766,723
Series B, 9.25%, 05/28/2042	COP	3,000,000,000	565,045
Series B, 11.50%, 07/25/2046	COP	4,700,000,000	1,049,098
Series B, 7.25%, 10/26/2050	COP	5,800,000,000	851,654
PA Autopista Rio Magdalena, 6.05%, 06/15/2036(b)	COP	6,500,000,000	1,208,938
			9,486,077
Czech Republic–2.76%
Czech Republic Government Bond,
Series 105, 2.75%, 07/23/2029	CZK	40,000,000	1,645,979
Series 125, 1.50%, 04/24/2040	CZK	27,000,000	803,186
			2,449,165
Egypt–2.26%
Egypt Government Bond, 0.00%, 09/30/2025(c)	EGP	55,000,000	890,898
Egypt Treasury Bills,
Series 364D, 0.00%, 03/04/2025(c)(d)	EGP	17,775,000	331,847
Series 364D, 0.00%, 03/11/2025(c)(d)	EGP	30,000,000	557,167
Series 364D, 0.00%, 03/18/2025(c)(d)	EGP	9,100,000	168,154
Series 364D, 0.00%, 03/25/2025(c)(d)	EGP	3,125,000	57,456
			2,005,522
India–2.80%
India Government Bond, 7.30%, 06/19/2053	INR	200,000,000	2,487,163
	Principal Amount		Value
Indonesia–11.13%
Indonesia Treasury Bond,
Series 103, 6.75%, 07/15/2035	IDR	8,600,000,000	$541,978
Series 104, 6.50%, 07/15/2030	IDR	21,000,000,000	1,324,265
Series FR82, 7.00%, 09/15/2030	IDR	15,000,000,000	966,872
Series FR91, 6.38%, 04/15/2032	IDR	23,000,000,000	1,431,495
Series FR92, 7.13%, 06/15/2042	IDR	13,000,000,000	838,270
Series FR95, 6.38%, 08/15/2028	IDR	35,000,000,000	2,211,857
Series FR96, 7.00%, 02/15/2033	IDR	40,000,000,000	2,576,082
			9,890,819
Malaysia–8.54%
Malaysia Government Bond,
Series 122, 3.58%, 07/15/2032	MYR	5,000,000	1,116,871
Series 123, 4.46%, 03/31/2053	MYR	3,500,000	828,405
Series 219, 3.89%, 08/15/2029	MYR	12,000,000	2,766,479
Series 310, 4.50%, 04/15/2030	MYR	4,000,000	946,876
Series 513, 3.73%, 06/15/2028	MYR	6,000,000	1,374,975
Series 519, 3.76%, 05/22/2040	MYR	2,500,000	551,616
			7,585,222
Mexico–3.97%
Mexican Bonos,
Series M, 7.00%, 09/03/2026	MXN	5,000,000	236,618
Series M, 8.50%, 03/01/2029	MXN	68,000,000	3,223,267
Red de Carreteras de Occidente S.A.B. de C.V., 9.00%, 06/10/2028(b)	MXN	1,288,000	62,701
			3,522,586
Peru–4.70%
Peru Government Bond, 6.15%, 08/12/2032	PEN	14,000,000	3,629,186
Peruvian Government International Bond, 6.95%, 08/12/2031(b)	PEN	2,000,000	550,167
			4,179,353
Philippines–0.55%
Philippine Government Bond, Series R518, 6.25%, 02/28/2029	PHP	28,000,000	491,001
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Emerging Markets Local Debt Fund

	Principal Amount		Value
Poland–4.81%
Republic of Poland Government Bond,
Series 1029, 2.75%, 10/25/2029	PLN	2,100,000	$461,728
Series 1030, 1.25%, 10/25/2030	PLN	4,000,000	779,496
Series 432, 1.75%, 04/25/2032	PLN	16,000,000	3,034,560
			4,275,784
Romania–0.74%
Romania Government Bond, 4.75%, 10/11/2034	RON	3,500,000	655,096
South Africa–13.90%
Republic of South Africa Government Bond,
Series 2032, 8.25%, 03/31/2032	ZAR	45,000,000	2,333,077
Series 2037, 8.50%, 01/31/2037	ZAR	13,000,000	617,716
Series 2040, 9.00%, 01/31/2040	ZAR	80,000,000	3,811,063
Series 2044, 8.75%, 01/31/2044	ZAR	54,000,000	2,450,817
Series R209, 6.25%, 03/31/2036	ZAR	10,000,000	403,381
Series R-213, 7.00%, 02/28/2031	ZAR	55,000,000	2,733,540
			12,349,594
Supranational–3.73%
Corporacion Andina de Fomento, 37.00%, 10/21/2027(b)	TRY	7,000,000	199,954
European Bank for Reconstruction & Development,
7.00%, 11/29/2024	VND	10,000,000,000	396,451
0.00%, 04/12/2027(c)	TRY	100,000,000	1,366,263
0.00%, 05/17/2034(c)	TRY	47,000,000	158,838
International Bank for Reconstruction & Development,
6.85%, 04/24/2028	INR	45,000,000	535,349
6.50%, 04/17/2030	INR	50,000,000	580,713
	Principal Amount		Value
Supranational–(continued)
International Finance Corp., 0.00%, 02/15/2029(b)(c)	TRY	7,300,000	$78,921
			3,316,489
Thailand–1.78%
Thailand Government Bond,
2.00%, 12/17/2031	THB	5,000,000	145,357
3.45%, 06/17/2043	THB	45,000,000	1,438,381
			1,583,738
Turkey–4.19%
Turkiye Government Bond, 36.00%, 08/12/2026	TRY	132,400,000	3,719,895
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $77,792,763)			75,352,232

U.S. Dollar Denominated Bonds & Notes–0.13%
United States–0.13%
U.S. International Development Finance Corp., Series 4, 3.13%, 04/15/2028 (Cost $120,000)		$120,000	115,417
	Shares
Money Market Funds–10.43%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(e)(f)		3,242,562	3,242,562
Invesco Treasury Portfolio, Institutional Class, 4.73%(e)(f)		6,021,841	6,021,841
Total Money Market Funds (Cost $9,264,403)			9,264,403

Options Purchased–0.38%
(Cost $612,417)(g)			334,535
TOTAL INVESTMENTS IN SECURITIES—95.76% (Cost $87,789,583)			85,066,587
OTHER ASSETS LESS LIABILITIES–4.24%			3,770,106
NET ASSETS–100.00%			$88,836,693
Investment Abbreviations:
BRL	– Brazilian Real
CLP	– Chile Peso
CNY	– Chinese Yuan Renminbi
COP	– Colombia Peso
CZK	– Czech Koruna
EGP	– Egypt Pound
IDR	– Indonesian Rupiah
INR	– Indian Rupee
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peruvian Sol
PHP	– Philippines Peso
PLN	– Polish Zloty
RON	– Romania New Leu
THB	– Thai Baht
TRY	– Turkish Lira
VND	– Viet Nam Dong
ZAR	– South African Rand
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Emerging Markets Local Debt Fund

Notes to Schedule of Investments:
(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2024 was $4,724,499, which represented 5.32% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,607,369	$26,199,184	$(28,563,991)	$-	$-	$3,242,562	$82,298
Invesco Liquid Assets Portfolio, Institutional Class	4,005,509	12,266,530	(16,271,733)	(154)	(152)	-	39,742
Invesco Treasury Portfolio, Institutional Class	6,408,422	37,495,566	(37,882,147)	-	-	6,021,841	113,496
Total	$16,021,300	$75,961,280	$(82,717,871)	$(154)	$(152)	$9,264,403	$235,536

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(g)	The table below details options purchased.

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
USD versus CNH	Call	Deutsche Bank AG	11/06/2024	CNH	7.35	USD	3,400,000	$748
USD versus CNH	Call	Deutsche Bank AG	07/07/2025	CNH	7.70	USD	800,000	43,870
USD versus CNH	Call	J.P. Morgan Chase Bank, N.A.	04/25/2025	CNH	7.28	USD	2,200,000	15,688
Subtotal — Foreign Currency Call Options Purchased								60,306
Currency Risk
EUR versus HUF	Put	J.P. Morgan Chase Bank, N.A.	03/27/2025	HUF	395.00	EUR	2,750,000	8,083
EUR versus MXN	Put	Merrill Lynch International	01/14/2025	MXN	19.00	EUR	2,100,000	1,393
EUR versus PLN	Put	Merrill Lynch International	11/20/2024	PLN	4.24	EUR	3,600,000	411
USD versus COP	Put	Morgan Stanley and Co. International PLC	01/21/2025	COP	4,100.00	USD	2,300,000	5,520
USD versus IDR	Put	Deutsche Bank AG	03/26/2025	IDR	14,950.00	USD	2,750,000	11,033
USD versus IDR	Put	Deutsche Bank AG	10/08/2025	IDR	15,350.00	USD	2,700,000	40,443
USD versus MXN	Put	Deutsche Bank AG	01/23/2025	MXN	18.90	USD	2,700,000	23,134
USD versus MXN	Put	Merrill Lynch International	01/29/2025	MXN	18.75	USD	2,700,000	19,729
USD versus MXN	Put	Morgan Stanley and Co. International PLC	01/30/2025	MXN	18.40	USD	2,150,000	9,690
USD versus TRY	Put	Deutsche Bank AG	12/09/2024	TRY	34.00	USD	275,000	22,794
USD versus TRY	Put	Merrill Lynch International	11/29/2024	TRY	35.00	USD	1,775,000	16,715
USD versus ZAR	Put	Deutsche Bank AG	11/25/2024	ZAR	16.80	USD	2,750,000	5,525
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	02/26/2025	ZAR	17.60	USD	4,200,000	109,759
Subtotal — Foreign Currency Put Options Purchased								274,229
Total Foreign Currency Options Purchased								$334,535

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $810,000.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Emerging Markets Local Debt Fund

Open Over-The-Counter Foreign Currency Options Written(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
USD versus CLP	Call	Merrill Lynch International	01/06/2025	CLP	955.00	USD	2,200,000	$(61,807)
USD versus CNH	Call	J.P. Morgan Chase Bank, N.A.	04/25/2025	CNH	7.40	USD	2,200,000	(9,482)
USD versus TRY	Call	Merrill Lynch International	11/18/2024	TRY	37.50	USD	2,750,000	(5,882)
USD versus ZAR	Call	Deutsche Bank AG	03/25/2025	ZAR	18.75	USD	1,375,000	(26,715)
USD versus ZAR	Call	J.P. Morgan Chase Bank, N.A.	12/11/2024	ZAR	19.90	USD	2,350,000	(2,625)
USD versus ZAR	Call	J.P. Morgan Chase Bank, N.A.	02/12/2025	ZAR	19.15	USD	2,250,000	(22,210)
Subtotal — Foreign Currency Call Options Written								(128,721)
Currency Risk
EUR versus HUF	Put	J.P. Morgan Chase Bank, N.A.	03/27/2025	HUF	386.00	EUR	3,300,000	(3,288)
EUR versus MXN	Put	Merrill Lynch International	01/14/2025	MXN	18.40	EUR	2,940,000	(633)
EUR versus PLN	Put	Merrill Lynch International	11/20/2024	PLN	4.18	EUR	3,600,000	(59)
USD versus CLP	Put	Merrill Lynch International	01/06/2025	CLP	875.00	USD	2,200,000	(3,632)
USD versus COP	Put	Morgan Stanley and Co. International PLC	01/21/2025	COP	3,900.00	USD	3,680,000	(1,571)
USD versus IDR	Put	Deutsche Bank AG	03/26/2025	IDR	14,550.00	USD	3,300,000	(6,052)
USD versus IDR	Put	Deutsche Bank AG	10/08/2025	IDR	14,800.00	USD	3,240,000	(24,248)
USD versus MXN	Put	Deutsche Bank AG	11/21/2024	MXN	18.90	USD	2,700,000	(17,350)
USD versus MXN	Put	Merrill Lynch International	11/26/2024	MXN	18.75	USD	2,700,000	(12,841)
USD versus MXN	Put	Morgan Stanley and Co. International PLC	01/30/2025	MXN	17.85	USD	2,580,000	(4,964)
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	02/26/2025	ZAR	16.80	USD	8,400,000	(82,371)
Subtotal — Foreign Currency Put Options Written								(157,009)
Total Foreign Currency Options Written								$(285,730)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $810,000.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
12/18/2024	Barclays Bank PLC	HUF	22,490,000	USD	62,952	$3,157
12/18/2024	Barclays Bank PLC	USD	29,219	EUR	27,000	205
12/18/2024	Barclays Bank PLC	USD	4,243,747	PLN	17,065,000	13,374
12/18/2024	Barclays Bank PLC	ZAR	710,000	USD	40,206	85
12/18/2024	BNP Paribas S.A.	COP	223,150,000	USD	51,764	1,632
12/18/2024	BNP Paribas S.A.	CZK	4,580,000	USD	198,191	1,216
11/04/2024	Citibank, N.A.	BRL	2,550,000	USD	452,529	11,421
12/18/2024	Citibank, N.A.	HUF	50,930,000	USD	136,942	1,533
12/18/2024	Citibank, N.A.	PLN	330,000	USD	84,813	2,490
12/18/2024	Citibank, N.A.	RON	300,000	USD	65,732	209
12/18/2024	Citibank, N.A.	THB	5,480,000	USD	164,181	1,304
06/18/2025	Citibank, N.A.	MXN	2,120,000	USD	104,827	2,612
06/18/2025	Citibank, N.A.	USD	658,801	MXN	13,690,000	1,258
11/06/2024	Deutsche Bank AG	USD	347,970	ZAR	6,147,010	639
11/27/2024	Deutsche Bank AG	ZAR	18,005,350	USD	1,045,000	25,700
12/18/2024	Deutsche Bank AG	HUF	180,820,000	USD	488,719	7,965
12/18/2024	Deutsche Bank AG	IDR	5,358,560,000	USD	340,716	108
12/18/2024	Deutsche Bank AG	INR	48,280,000	USD	575,413	2,191
12/18/2024	Deutsche Bank AG	MXN	5,530,000	USD	281,989	7,695
12/18/2024	Deutsche Bank AG	PLN	23,300,992	USD	5,975,898	163,114
12/18/2024	Deutsche Bank AG	USD	2,547,131	MXN	51,889,446	26,637
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/18/2024	Deutsche Bank AG	ZAR	11,850,000	USD	676,780	$7,153
12/23/2024	Deutsche Bank AG	USD	345,000	EGP	17,405,250	2,335
04/04/2025	Deutsche Bank AG	IDR	5,460,812,500	USD	357,500	12,388
11/04/2024	Goldman Sachs International	BRL	43,999,481	USD	7,679,545	68,363
12/18/2024	Goldman Sachs International	CLP	500,933,349	USD	527,138	6,266
12/18/2024	Goldman Sachs International	COP	611,810,000	USD	143,824	6,376
12/18/2024	Goldman Sachs International	MXN	14,200,000	USD	727,606	23,271
12/18/2024	Goldman Sachs International	USD	232,724	UYU	9,800,000	1,222
11/29/2024	HSBC Bank USA	USD	12,294	TRY	500,000	1,925
12/18/2024	J.P. Morgan Chase Bank, N.A.	EUR	3,394,300	USD	3,755,855	56,804
12/18/2024	J.P. Morgan Chase Bank, N.A.	HUF	170,710,000	USD	463,019	9,145
12/18/2024	J.P. Morgan Chase Bank, N.A.	KRW	709,440	USD	532	15
12/18/2024	J.P. Morgan Chase Bank, N.A.	MXN	11,800,000	USD	601,558	16,266
12/18/2024	J.P. Morgan Chase Bank, N.A.	PHP	28,712,000	USD	501,967	9,431
12/18/2024	J.P. Morgan Chase Bank, N.A.	THB	4,510,000	USD	135,802	1,756
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	210,749	PEN	796,000	96
12/18/2024	J.P. Morgan Chase Bank, N.A.	ZAR	7,980,000	USD	453,629	2,691
04/29/2025	J.P. Morgan Chase Bank, N.A.	CNY	13,540,000	USD	1,951,730	21,581
04/29/2025	J.P. Morgan Chase Bank, N.A.	USD	209,000	CNY	1,484,945	2,681
11/22/2024	Merrill Lynch International	PLN	2,579,400	USD	657,356	13,283
12/18/2024	Merrill Lynch International	COP	31,704,350,300	USD	7,303,857	181,225
12/18/2024	Merrill Lynch International	USD	80,250	CNY	570,000	303
12/18/2024	Merrill Lynch International	USD	447,158	ILS	1,670,000	521
01/16/2025	Merrill Lynch International	MXN	3,352,020	USD	184,583	19,106
11/04/2024	Morgan Stanley and Co. International PLC	BRL	22,623,401	USD	3,967,595	54,121
11/06/2024	Morgan Stanley and Co. International PLC	USD	109,138	ZAR	1,930,400	339
12/18/2024	Morgan Stanley and Co. International PLC	CLP	1,727,917,640	USD	1,837,487	40,792
12/18/2024	Morgan Stanley and Co. International PLC	CZK	2,300,000	USD	100,613	1,695
12/18/2024	Morgan Stanley and Co. International PLC	IDR	9,526,760,000	USD	613,963	8,410
12/18/2024	Morgan Stanley and Co. International PLC	INR	81,480,000	USD	970,023	2,623
12/18/2024	Morgan Stanley and Co. International PLC	MXN	12,780,000	USD	636,687	2,786
12/18/2024	Morgan Stanley and Co. International PLC	PLN	560,000	USD	142,696	2,996
12/18/2024	Morgan Stanley and Co. International PLC	THB	2,410,000	USD	72,287	657
12/18/2024	Morgan Stanley and Co. International PLC	USD	1,763,954	INR	148,664,250	1,115
12/18/2024	Morgan Stanley and Co. International PLC	USD	30,522	PLN	123,000	162
12/18/2024	Morgan Stanley and Co. International PLC	USD	314,022	TRY	11,520,000	7,457
12/18/2024	Morgan Stanley and Co. International PLC	USD	81,261	ZAR	1,450,000	676
12/18/2024	Morgan Stanley and Co. International PLC	ZAR	9,386,000	USD	532,701	2,311
01/08/2025	Morgan Stanley and Co. International PLC	CLP	437,620,000	USD	464,545	9,510
01/23/2025	Morgan Stanley and Co. International PLC	COP	1,458,660,000	USD	345,000	18,754
03/19/2025	Morgan Stanley and Co. International PLC	USD	65,216	TRY	2,590,000	680
12/18/2024	Standard Chartered Bank PLC	IDR	15,459,450,000	USD	1,019,820	37,165
12/18/2024	Standard Chartered Bank PLC	MYR	5,670,000	USD	1,327,930	31,238
12/18/2024	Standard Chartered Bank PLC	USD	481,397	RON	2,219,000	3,257
12/18/2024	Standard Chartered Bank PLC	USD	2,264,104	TRY	88,379,250	202,222
Subtotal—Appreciation						1,167,714
Currency Risk
12/18/2024	Barclays Bank PLC	USD	472,576	PLN	1,833,300	(15,232)
11/04/2024	Citibank, N.A.	USD	441,337	BRL	2,550,000	(229)
11/19/2024	Citibank, N.A.	TRY	821,000	USD	22,909	(702)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/06/2024	Deutsche Bank AG	ZAR	8,077,410	USD	451,000	$(7,086)
11/08/2024	Deutsche Bank AG	USD	612,000	CNY	4,326,840	(3,449)
12/18/2024	Deutsche Bank AG	INR	5,270,000	USD	62,513	(57)
12/18/2024	Deutsche Bank AG	USD	855,000	CNY	5,996,115	(7,621)
12/18/2024	Deutsche Bank AG	USD	2,671,242	HUF	963,243,263	(110,224)
12/18/2024	Deutsche Bank AG	USD	1,236,336	IDR	19,176,185,382	(17,433)
12/18/2024	Deutsche Bank AG	USD	2,182,725	RON	9,860,680	(29,043)
12/18/2024	Deutsche Bank AG	USD	5,402,748	THB	180,884,000	(26,496)
12/18/2024	Deutsche Bank AG	USD	272,283	UYU	11,150,000	(6,110)
12/18/2024	Deutsche Bank AG	USD	875,134	ZAR	15,110,000	(21,289)
12/18/2024	Deutsche Bank AG	ZAR	6,147,010	USD	346,747	(612)
01/27/2025	Deutsche Bank AG	MXN	2,195,748	USD	108,000	(204)
06/18/2025	Deutsche Bank AG	USD	139,008	MXN	2,700,000	(8,829)
11/04/2024	Goldman Sachs International	USD	7,892,763	BRL	43,999,482	(281,581)
11/19/2024	Goldman Sachs International	TRY	21,000,000	USD	581,959	(21,973)
12/03/2024	Goldman Sachs International	USD	94,406	BRL	520,000	(4,772)
12/18/2024	Goldman Sachs International	ILS	1,710,000	USD	451,370	(7,032)
12/18/2024	Goldman Sachs International	USD	168,926	MXN	3,300,000	(5,243)
12/18/2024	Goldman Sachs International	USD	1,664,647	PLN	6,410,000	(65,576)
12/18/2024	Goldman Sachs International	USD	305,788	RON	1,370,000	(6,565)
12/18/2024	Goldman Sachs International	USD	184,559	UYU	7,530,000	(4,802)
11/08/2024	HSBC Bank USA	CNY	650,000	USD	90,636	(783)
11/19/2024	HSBC Bank USA	TRY	22,070,000	USD	623,204	(11,500)
04/29/2025	HSBC Bank USA	CNY	1,710,000	USD	242,728	(1,036)
12/03/2024	J.P. Morgan Chase Bank, N.A.	USD	68,511	BRL	380,000	(3,008)
12/13/2024	J.P. Morgan Chase Bank, N.A.	ZAR	11,873,864	USD	627,450	(43,815)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	2,186,225	EUR	1,960,000	(50,250)
02/14/2025	J.P. Morgan Chase Bank, N.A.	ZAR	12,902,704	USD	697,500	(27,878)
06/18/2025	J.P. Morgan Chase Bank, N.A.	USD	2,822,108	MXN	53,452,000	(244,936)
11/19/2024	Merrill Lynch International	TRY	19,557,037	USD	536,250	(26,185)
11/22/2024	Merrill Lynch International	USD	657,360	EUR	600,000	(4,226)
11/29/2024	Merrill Lynch International	MXN	2,078,283	USD	103,000	(413)
12/03/2024	Merrill Lynch International	USD	524,014	BRL	2,910,000	(22,404)
12/18/2024	Merrill Lynch International	USD	5,690,424	CNY	40,170,000	(13,549)
12/18/2024	Merrill Lynch International	USD	3,320,324	MYR	14,317,900	(45,915)
12/18/2024	Merrill Lynch International	USD	1,954,933	PLN	7,684,000	(38,044)
12/18/2024	Merrill Lynch International	USD	698,024	THB	22,965,000	(15,456)
12/18/2024	Merrill Lynch International	USD	223,884	UYU	9,280,000	(2,352)
12/18/2024	Merrill Lynch International	USD	110,577	ZAR	1,925,000	(1,798)
12/18/2024	Merrill Lynch International	ZAR	30,613,000	USD	1,696,692	(33,205)
01/08/2025	Merrill Lynch International	USD	108,000	CLP	98,481,960	(5,599)
01/16/2025	Merrill Lynch International	USD	184,583	EUR	168,000	(1,259)
11/04/2024	Morgan Stanley and Co. International PLC	USD	3,915,506	BRL	22,623,401	(2,032)
12/03/2024	Morgan Stanley and Co. International PLC	USD	5,203,411	BRL	29,373,401	(140,188)
12/18/2024	Morgan Stanley and Co. International PLC	IDR	1,089,020,000	USD	69,051	(171)
12/18/2024	Morgan Stanley and Co. International PLC	PEN	13,729,923	USD	3,631,774	(5,017)
12/18/2024	Morgan Stanley and Co. International PLC	USD	835,625	CZK	19,306,000	(5,319)
12/18/2024	Morgan Stanley and Co. International PLC	USD	966,265	HUF	344,785,601	(49,568)
12/18/2024	Morgan Stanley and Co. International PLC	USD	39,900	INR	3,360,000	(7)
12/18/2024	Morgan Stanley and Co. International PLC	USD	764,549	MXN	14,945,000	(23,262)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/18/2024	Morgan Stanley and Co. International PLC	USD	144,369	ZAR	2,540,000	$(838)
12/18/2024	Royal Bank of Canada	USD	191,510	MXN	3,860,000	(50)
12/18/2024	Standard Chartered Bank PLC	TRY	100,310,000	USD	2,639,483	(159,784)
12/18/2024	Standard Chartered Bank PLC	USD	994,446	CZK	22,580,650	(23,305)
11/08/2024	UBS AG	CNY	378,000	USD	52,756	(408)
Subtotal—Depreciation						(1,655,720)
Total Forward Foreign Currency Contracts						$(488,006)

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	28 Day MXN TIIE	28 days	9.58%	28 days	06/13/2029	MXN	20,000,000	$—	$1,965	$1,965
Pay	TTHORON	Quarterly	2.12	Quarterly	12/18/2029	THB	32,400,000	—	2,514	2,514
Pay	KWCDC	Quarterly	3.50	Quarterly	12/07/2025	KRW	1,000,000,000	—	3,072	3,072
Pay	6 Month CZK PRIBOR	Semi-Annually	3.75	Annually	04/05/2029	CZK	10,000,000	—	3,124	3,124
Pay	TTHORON	Quarterly	2.02	Quarterly	09/18/2027	THB	68,300,000	—	4,589	4,589
Pay	KWCDC	Quarterly	3.13	Quarterly	09/18/2026	KRW	3,200,000,000	—	4,724	4,724
Pay	3 Month CZK PRIBOR	Quarterly	5.36	Annually	01/05/2025	CZK	62,500,000	—	5,106	5,106
Pay	KWCDC	Quarterly	3.11	Quarterly	09/18/2026	KRW	4,800,000,000	—	6,066	6,066
Pay	6 Month CZK PRIBOR	Semi-Annually	3.71	Annually	03/22/2027	CZK	52,750,000	—	7,473	7,473
Pay	KWCDC	Quarterly	3.17	Quarterly	09/18/2026	KRW	4,800,000,000	—	9,510	9,510
Pay	KWCDC	Quarterly	3.32	Quarterly	09/19/2026	KRW	3,000,000,000	—	11,973	11,973
Pay	3 Month CNRR007	Quarterly	2.44	Quarterly	04/27/2027	CNY	5,000,000	—	13,372	13,372
Pay	3 Month CNRR007	Quarterly	2.08	Quarterly	07/19/2025	CNY	40,000,000	—	13,415	13,415
Receive	SOFR	Annually	(3.44)	Annually	01/09/2054	USD	420,000	—	15,730	15,730
Pay	3 Month CNRR007	Quarterly	2.51	Quarterly	07/18/2027	CNY	5,000,000	—	15,951	15,951
Receive	BZDIOVRA	At Maturity	(11.75)	At Maturity	01/03/2033	BRL	1,878,170	—	24,982	24,982
Receive	6 Month WIBOR	Semi-Annually	(4.42)	Annually	12/18/2034	PLN	1,800,000	—	26,358	26,358
Pay	28 Day MXN TIIE	28 days	9.97	28 days	06/16/2027	MXN	80,000,000	—	27,139	27,139
Receive	6 Month WIBOR	Semi-Annually	(4.32)	Annually	03/19/2035	PLN	2,150,000	—	34,343	34,343
Pay	3 Month CNRR007	Quarterly	2.36	Quarterly	04/12/2027	CNY	15,000,000	—	35,608	35,608
Receive	6 Month WIBOR	Semi-Annually	(4.02)	Annually	07/18/2027	PLN	11,600,000	—	41,031	41,031
Pay	6 Month CZK PRIBOR	Semi-Annually	4.21	Annually	12/20/2028	CZK	55,900,000	—	58,015	58,015
Pay	6 Month BUBOR	Semi-Annually	9.78	Annually	08/04/2027	HUF	300,000,000	—	60,210	60,210
Receive	BZDIOVRA	At Maturity	(11.56)	At Maturity	01/03/2033	BRL	3,774,796	—	60,784	60,784
Receive	3 Month COOVIBR	Quarterly	(7.70)	Quarterly	07/18/2033	COP	5,500,000,000	—	63,809	63,809
Pay	6 Month BUBOR	Semi-Annually	9.61	Annually	07/27/2027	HUF	389,700,000	—	73,155	73,155
Receive	3 Month JIBAR	Quarterly	(8.57)	Quarterly	03/18/2035	ZAR	43,000,000	—	77,929	77,929
Receive	BZDIOVRA	At Maturity	(11.66)	At Maturity	01/02/2031	BRL	8,747,297	—	92,295	92,295
Receive	6 Month WIBOR	Semi-Annually	(4.32)	Annually	03/19/2035	PLN	6,100,000	—	98,010	98,010
Receive	28 Day MXN TIIE	28 days	(8.48)	28 days	12/22/2033	MXN	72,900,000	—	103,877	103,877
Receive	28 Day MXN TIIE	28 days	(8.46)	28 days	03/07/2035	MXN	53,100,000	—	176,722	176,722
Subtotal — Appreciation								—	1,172,851	1,172,851
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Emerging Markets Local Debt Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)—(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	28 Day MXN TIIE	28 days	8.26%	28 days	03/13/2030	MXN	211,000,000	$—	$(472,757)	$(472,757)
Pay	BZDIOVRA	At Maturity	9.93	At Maturity	07/01/2026	BRL	34,955,038	—	(308,549)	(308,549)
Pay	BZDIOVRA	At Maturity	9.84	At Maturity	01/04/2027	BRL	20,320,980	—	(239,187)	(239,187)
Pay	BZDIOVRA	At Maturity	9.93	At Maturity	01/04/2027	BRL	13,271,824	—	(150,370)	(150,370)
Pay	BZDIOVRA	At Maturity	10.05	At Maturity	01/04/2027	BRL	13,780,008	—	(148,441)	(148,441)
Pay	BZDIOVRA	At Maturity	10.30	At Maturity	01/04/2027	BRL	12,478,014	—	(118,950)	(118,950)
Pay	6 Month WIBOR	Semi-Annually	4.09	Annually	03/19/2030	PLN	12,200,000	—	(112,584)	(112,584)
Pay	28 Day MXN TIIE	28 days	8.67	28 days	05/29/2031	MXN	50,000,000	—	(104,523)	(104,523)
Pay	BZDIOVRA	At Maturity	9.77	At Maturity	01/04/2027	BRL	6,875,269	—	(85,202)	(85,202)
Pay	FBIL Overnight MIBOR	Semi-Annually	5.87	Semi-Annually	03/19/2030	INR	305,000,000	—	(59,578)	(59,578)
Pay	6 Month BUBOR	Semi-Annually	5.29	Annually	12/18/2029	HUF	337,000,000	—	(52,459)	(52,459)
Receive	3 Month CNRR007	Quarterly	(2.82)	Quarterly	03/23/2028	CNY	10,000,000	—	(52,348)	(52,348)
Pay	BZDIOVRA	At Maturity	11.58	At Maturity	01/04/2027	BRL	12,240,461	—	(51,267)	(51,267)
Receive	CLICP	Semi-Annually	(6.28)	Semi-Annually	03/08/2028	CLP	1,117,250,000	—	(50,192)	(50,192)
Pay	6 Month BUBOR	Semi-Annually	5.74	Annually	02/19/2029	HUF	490,000,000	—	(46,011)	(46,011)
Pay	6 Month CZK PRIBOR	Semi-Annually	3.10	Annually	12/18/2029	CZK	45,000,000	—	(42,321)	(42,321)
Pay	6 Month WIBOR	Semi-Annually	4.20	Annually	03/19/2027	PLN	9,700,000	—	(35,201)	(35,201)
Receive	SOFR	Annually	(4.01)	Annually	11/13/2053	USD	560,000	—	(34,226)	(34,226)
Pay	28 Day MXN TIIE	28 days	8.98	28 days	12/16/2026	MXN	51,000,000	—	(33,816)	(33,816)
Pay	BZDIOVRA	At Maturity	11.63	At Maturity	01/02/2026	BRL	19,465,729	—	(33,350)	(33,350)
Pay	28 Day MXN TIIE	28 days	8.43	28 days	12/12/2029	MXN	15,300,000	—	(31,994)	(31,994)
Pay	BZDIOVRA	At Maturity	11.57	At Maturity	01/04/2027	BRL	7,632,161	—	(31,033)	(31,033)
Receive	6 Month CZK PRIBOR	Semi-Annually	(4.22)	Annually	04/19/2034	CZK	18,000,000	—	(30,647)	(30,647)
Pay	3 Month TELBOR	Quarterly	4.12	Annually	03/19/2030	ILS	7,600,000	—	(30,240)	(30,240)
Pay	FBIL Overnight MIBOR	Semi-Annually	6.05	Semi-Annually	12/18/2029	INR	250,000,000	—	(29,668)	(29,668)
Pay	6 Month WIBOR	Semi-Annually	4.90	Annually	02/19/2027	PLN	17,000,000	—	(25,660)	(25,660)
Receive	6 Month CZK PRIBOR	Semi-Annually	(4.26)	Annually	08/17/2033	CZK	14,000,000	—	(24,652)	(24,652)
Receive	FBIL Overnight MIBOR	Semi-Annually	(6.66)	Semi-Annually	04/18/2026	INR	450,000,000	—	(22,222)	(22,222)
Receive	6 Month CZK PRIBOR	Semi-Annually	(4.13)	Annually	04/22/2034	CZK	14,000,000	—	(19,427)	(19,427)
Pay	6 Month WIBOR	Semi-Annually	4.75	Annually	12/18/2029	PLN	5,600,000	—	(15,616)	(15,616)
Receive	CLICP	Semi-Annually	(5.07)	Semi-Annually	09/23/2026	CLP	2,250,000,000	—	(11,644)	(11,644)
Receive	KWCDC	Quarterly	(3.17)	Quarterly	09/18/2034	KRW	1,055,000,000	—	(11,431)	(11,431)
Pay	3 Month TELBOR	Quarterly	3.98	Annually	03/19/2027	ILS	4,550,000	—	(9,824)	(9,824)
Receive	KWCDC	Quarterly	(3.11)	Quarterly	09/18/2034	KRW	1,050,000,000	—	(7,156)	(7,156)
Pay	6 Month WIBOR	Semi-Annually	4.93	Annually	12/18/2027	PLN	15,000,000	—	(6,790)	(6,790)
Receive	SOFR	Annually	(3.78)	Annually	05/17/2054	USD	260,000	303	(6,003)	(6,306)
Receive	COOVIBR	Quarterly	(8.96)	Quarterly	05/23/2032	COP	1,000,000,000	—	(6,118)	(6,118)
Pay	28 Day MXN TIIE	28 days	9.42	28 days	06/03/2027	MXN	17,200,000	—	(5,459)	(5,459)
Receive	CLICP	Annually	(4.94)	Annually	07/23/2026	CLP	2,373,900,000	—	(5,268)	(5,268)
Pay	6 Month BUBOR	Semi-Annually	6.55	Annually	12/01/2028	HUF	330,000,000	—	(4,934)	(4,934)
Pay	6 Month CZK PRIBOR	Semi-Annually	3.41	Annually	03/19/2030	CZK	15,600,000	—	(4,892)	(4,892)
Receive	COOVIBR	Quarterly	(8.59)	Quarterly	05/31/2032	COP	3,215,000,000	—	(4,583)	(4,583)
Receive	KWCDC	Quarterly	(3.09)	Quarterly	09/18/2034	KRW	700,000,000	—	(4,145)	(4,145)
Receive	CLICP	Annually	(4.90)	Annually	07/22/2026	CLP	2,200,000,000	—	(4,040)	(4,040)
Pay	TTHORON	Quarterly	1.97	Quarterly	03/19/2030	THB	25,200,000	—	(3,764)	(3,764)
Pay	TTHORON	Quarterly	2.04	Quarterly	12/18/2029	THB	38,100,000	—	(1,225)	(1,225)
Pay	KWCDC	Quarterly	3.32	Quarterly	04/05/2025	KRW	6,750,000,000	—	(1,188)	(1,188)
Subtotal — Depreciation								303	(2,590,955)	(2,591,258)
Total Centrally Cleared Interest Rate Swap Agreements								$303	$(1,418,104)	$(1,418,407)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Emerging Markets Local Debt Fund

(a)	Centrally cleared swap agreements collateralized by $1,265,803 cash held with Counterparties.

Open Over-The-Counter Interest Rate Swap Agreements(a)
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Interest Rate Risk
Standard Chartered Bank PLC	Pay	3 Month KLIBOR	Quarterly	3.58%	Quarterly	05/19/2028	MYR	11,000,000	$—	$4,402	$4,402
Goldman Sachs International	Receive	TLREF	Quarterly	(45.46)	Quarterly	07/02/2025	TRY	51,400,000	—	2,866	2,866
Total Over-The-Counter Interest Rate Swap Agreements									$—	$7,268	$7,268

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $810,000.

Abbreviations:
BRL	—Brazilian Real
BUBOR	—Budapest Interbank Offered Rate
BZDIOVRA	—Brazil Ceptip DI Interbank Deposit Rate
CLICP	—Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	—Chile Peso
CNH	—Chinese Renminbi
CNRR007	—China 7-Day Reverse Repo Rate
CNY	—Chinese Yuan Renminbi
COOVIBR	—Colombia IBR Overnight Nominal Interbank Reference Rate
COP	—Colombia Peso
CZK	—Czech Koruna
EGP	—Egypt Pound
EUR	—Euro
FBIL	—Financial Benchmarks India Private Ltd.
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel Shekel
INR	—Indian Rupee
JIBAR	—Johannesburg Interbank Average Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KRW	—South Korean Won
KWCDC	—South Korean Won Certificate of Deposit
MIBOR	—Mumbai Interbank Offered Rate
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Sol
PHP	—Philippines Peso
PLN	—Polish Zloty
PRIBOR	—Prague Interbank Offerred Rate
RON	—Romania New Leu
SOFR	—Secured Overnight Financing Rate
TELBOR	—Tel Aviv Inter-Bank Offered Rate
THB	—Thai Baht
TIIE	—Interbank Equilibrium Interest Rate
TLREF	—Turkish Lira Overnight Reference Rate
TRY	—Turkish Lira
TTHORON	—Thai Overnight Repurchase Rate
USD	—U.S. Dollar
UYU	—Uruguay Peso
WIBOR	—Warsaw Interbank Offered Rate
ZAR	—South African Rand
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Emerging Markets Local Debt Fund

Statement of Assets and Liabilities
October 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $78,525,180)	$75,802,184
Investments in affiliated money market funds, at value (Cost $9,264,403)	9,264,403
Other investments:
Swaps receivable — OTC	5,070
Unrealized appreciation on swap agreements — OTC	7,268
Unrealized appreciation on forward foreign currency contracts outstanding	1,167,714
Deposits with brokers:
Cash collateral — centrally cleared swap agreements	1,265,803
Cash collateral — OTC Derivatives	810,000
Cash	500,000
Foreign currencies, at value (Cost $203,498)	207,108
Receivable for:
Investments sold	471,825
Fund shares sold	21,548
Dividends	25,244
Interest	1,625,508
Cash segregated as collateral	40,080
Investment for trustee deferred compensation and retirement plans	30,483
Other assets	43,600
Total assets	91,287,838
Liabilities:
Other investments:
Options written, at value (premiums received $470,469)	285,730
Variation margin payable — centrally cleared swap agreements	76,886
Unrealized depreciation on forward foreign currency contracts outstanding	1,655,720
Payable for:
Dividends	107,475
Fund shares reacquired	90,658
Accrued foreign taxes	1,086
Accrued fees to affiliates	45,270
Accrued trustees’ and officers’ fees and benefits	1,224
Accrued other operating expenses	76,743
Trustee deferred compensation and retirement plans	30,483
Collateral due to broker - centrally cleared swap agreements	79,870
Total liabilities	2,451,145
Net assets applicable to shares outstanding	$88,836,693
Net assets consist of:
Shares of beneficial interest	$105,205,588
Distributable earnings (loss)	(16,368,895)
$88,836,693
Net Assets:
Class A	$21,200,961
Class C	$3,324,927
Class R	$1,446,580
Class Y	$59,556,761
Class R5	$7,907
Class R6	$3,299,557
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,046,975
Class C	634,421
Class R	276,017
Class Y	11,359,163
Class R5	1,508
Class R6	629,746
Class A:
Net asset value per share	$5.24
Maximum offering price per share (Net asset value of $5.24 ÷ 95.75%)	$5.47
Class C:
Net asset value and offering price per share	$5.24
Class R:
Net asset value and offering price per share	$5.24
Class Y:
Net asset value and offering price per share	$5.24
Class R5:
Net asset value and offering price per share	$5.24
Class R6:
Net asset value and offering price per share	$5.24
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Emerging Markets Local Debt Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest (net of foreign withholding taxes of $126,289)	$6,780,443
Dividends from affiliated money market funds	235,536
Total investment income	7,015,979
Expenses:
Advisory fees	647,850
Administrative services fees	13,599
Custodian fees	77,078
Distribution fees:
Class A	55,614
Class C	37,677
Class R	8,830
Transfer agent fees — A, C, R and Y	222,349
Transfer agent fees — R5	2
Transfer agent fees — R6	865
Trustees’ and officers’ fees and benefits	22,775
Registration and filing fees	80,544
Reports to shareholders	43,071
Professional services fees	69,521
Other	32,157
Total expenses	1,311,932
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(294,457)
Net expenses	1,017,475
Net investment income	5,998,504
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $42,647)	(1,205,449)
Affiliated investment securities	(152)
Foreign currencies	(72,536)
Forward foreign currency contracts	(722,183)
Futures contracts	(81,483)
Option contracts written	910,076
Swap agreements	(337,669)
(1,509,396)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $878)	3,135,390
Affiliated investment securities	(154)
Foreign currencies	(16,869)
Forward foreign currency contracts	(55,508)
Option contracts written	(24,787)
Swap agreements	(1,026,613)
2,011,459
Net realized and unrealized gain	502,063
Net increase in net assets resulting from operations	$6,500,567
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco Emerging Markets Local Debt Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$5,998,504	$5,717,037
Net realized gain (loss)	(1,509,396)	(1,387,675)
Change in net unrealized appreciation	2,011,459	6,594,167
Net increase in net assets resulting from operations	6,500,567	10,923,529
Distributions to shareholders from distributable earnings:
Class A	(876,114)	(1,040,095)
Class C	(127,296)	(181,423)
Class R	(65,228)	(73,944)
Class Y	(2,527,309)	(3,006,309)
Class R5	(328)	(387)
Class R6	(124,065)	(137,755)
Total distributions from distributable earnings	(3,720,340)	(4,439,913)
Return of capital:
Class A	(541,821)	(314,536)
Class C	(78,725)	(54,865)
Class R	(40,339)	(22,362)
Class Y	(1,562,983)	(909,145)
Class R5	(203)	(117)
Class R6	(76,727)	(41,659)
Total return of capital	(2,300,798)	(1,342,684)
Total distributions	(6,021,138)	(5,782,597)
Share transactions–net:
Class A	(2,219,095)	1,328,689
Class C	(832,548)	(688,219)
Class R	(306,211)	174,201
Class Y	(7,202,209)	15,005,385
Class R6	355,671	187,652
Net increase (decrease) in net assets resulting from share transactions	(10,204,392)	16,007,708
Net increase (decrease) in net assets	(9,724,963)	21,148,640
Net assets:
Beginning of year	98,561,656	77,413,016
End of year	$88,836,693	$98,561,656
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco Emerging Markets Local Debt Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$5.23	$0.34	$0.01	$0.35	$(0.21)	$(0.13)	$(0.34)	$5.24	6.64%(d)	$21,201	1.21%(d)	1.52%(d)	6.21%(d)	99%
Year ended 10/31/23	4.89	0.31	0.35	0.66	(0.25)	(0.07)	(0.32)	5.23	13.38 (d)	23,309	1.32 (d)	1.49 (d)	5.79 (d)	143
Year ended 10/31/22	6.17	0.25	(1.26)	(1.01)	—	(0.27)	(0.27)	4.89	(16.80)(d)	20,621	1.45 (d)(e)	1.45 (d)(e)	4.47 (d)(e)	137
Year ended 10/31/21	6.53	0.29	(0.40)	(0.11)	(0.06)	(0.19)	(0.25)	6.17	(1.81)	36,826	1.23	1.35	4.38	107
Year ended 10/31/20	6.99	0.24	(0.45)	(0.21)	(0.07)	(0.18)	(0.25)	6.53	(3.01)(d)	36,680	1.15 (d)	1.28 (d)	3.57 (d)	50
Class C
Year ended 10/31/24	5.23	0.30	0.01	0.31	(0.19)	(0.11)	(0.30)	5.24	5.84	3,325	1.97	2.28	5.45	99
Year ended 10/31/23	4.89	0.27	0.35	0.62	(0.21)	(0.07)	(0.28)	5.23	12.54	4,122	2.08	2.25	5.03	143
Year ended 10/31/22	6.17	0.21	(1.27)	(1.06)	—	(0.22)	(0.22)	4.89	(17.45)	4,473	2.21 (e)	2.21 (e)	3.71 (e)	137
Year ended 10/31/21	6.53	0.24	(0.40)	(0.16)	(0.05)	(0.15)	(0.20)	6.17	(2.62)	7,568	2.02	2.10	3.59	107
Year ended 10/31/20	6.99	0.18	(0.45)	(0.27)	(0.05)	(0.14)	(0.19)	6.53	(3.83)	11,457	2.00	2.04	2.72	50
Class R
Year ended 10/31/24	5.23	0.32	0.01	0.33	(0.20)	(0.12)	(0.32)	5.24	6.36	1,447	1.47	1.78	5.95	99
Year ended 10/31/23	4.89	0.30	0.34	0.64	(0.23)	(0.07)	(0.30)	5.23	13.09	1,743	1.57	1.75	5.54	143
Year ended 10/31/22	6.17	0.23	(1.26)	(1.03)	—	(0.25)	(0.25)	4.89	(17.02)	1,472	1.71 (e)	1.71 (e)	4.21 (e)	137
Year ended 10/31/21	6.53	0.27	(0.40)	(0.13)	(0.05)	(0.18)	(0.23)	6.17	(2.12)	1,854	1.53	1.60	4.08	107
Year ended 10/31/20	6.99	0.21	(0.45)	(0.24)	(0.06)	(0.16)	(0.22)	6.53	(3.35)	2,195	1.50	1.54	3.22	50
Class Y
Year ended 10/31/24	5.24	0.35	0.00	0.35	(0.22)	(0.13)	(0.35)	5.24	6.70	59,557	0.97	1.28	6.45	99
Year ended 10/31/23	4.89	0.33	0.35	0.68	(0.25)	(0.08)	(0.33)	5.24	13.87	66,440	1.07	1.25	6.04	143
Year ended 10/31/22	6.17	0.27	(1.27)	(1.00)	—	(0.28)	(0.28)	4.89	(16.59)	48,253	1.21 (e)	1.21 (e)	4.71 (e)	137
Year ended 10/31/21	6.54	0.31	(0.41)	(0.10)	(0.07)	(0.20)	(0.27)	6.17	(1.75)	92,706	1.01	1.10	4.60	107
Year ended 10/31/20	7.00	0.25	(0.45)	(0.20)	(0.07)	(0.19)	(0.26)	6.54	(2.80)	92,205	0.95	1.04	3.77	50
Class R5
Year ended 10/31/24	5.24	0.35	0.00	0.35	(0.22)	(0.13)	(0.35)	5.24	6.70	8	0.97	1.07	6.45	99
Year ended 10/31/23	4.89	0.33	0.35	0.68	(0.25)	(0.08)	(0.33)	5.24	13.94	8	1.02	1.10	6.09	143
Year ended 10/31/22	6.17	0.27	(1.26)	(0.99)	—	(0.29)	(0.29)	4.89	(16.47)	7	1.05 (e)	1.05 (e)	4.87 (e)	137
Year ended 10/31/21	6.53	0.31	(0.40)	(0.09)	(0.06)	(0.21)	(0.27)	6.17	(1.54)	9	0.94	0.99	4.67	107
Year ended 10/31/20	6.99	0.25	(0.45)	(0.20)	(0.07)	(0.19)	(0.26)	6.53	(2.74)	10	0.90	0.93	3.82	50
Class R6
Year ended 10/31/24	5.23	0.35	0.01	0.36	(0.22)	(0.13)	(0.35)	5.24	6.90	3,300	0.97	1.07	6.45	99
Year ended 10/31/23	4.89	0.33	0.34	0.67	(0.25)	(0.08)	(0.33)	5.23	13.73	2,940	1.02	1.10	6.09	143
Year ended 10/31/22	6.17	0.27	(1.26)	(0.99)	—	(0.29)	(0.29)	4.89	(16.47)	2,586	1.05 (e)	1.05 (e)	4.87 (e)	137
Year ended 10/31/21	6.53	0.31	(0.40)	(0.09)	(0.06)	(0.21)	(0.27)	6.17	(1.50)	4,399	0.91	0.99	4.70	107
Year ended 10/31/20	6.99	0.26	(0.45)	(0.19)	(0.07)	(0.20)	(0.27)	6.53	(2.72)	4,222	0.85	0.93	3.87	50

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended October 31,
2024, 2023, 2022 and 2020.

(e)	Ratios include interest, facilities and maintenance fees of 0.09% for the year ended October 31, 2022.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14
Invesco Emerging Markets Local Debt Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Emerging Markets Local Debt Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek total return.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or
15
Invesco Emerging Markets Local Debt Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized
16
Invesco Emerging Markets Local Debt Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
J.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.
Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.
Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may
17
Invesco Emerging Markets Local Debt Fund

write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
N.
Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2024, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
O.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
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Invesco Emerging Markets Local Debt Fund

P.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
Q.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities, when rates increase. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $500 million	0.700%
Next $500 million	0.650%
Next $4 billion	0.600%
Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.69%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has contractually agreed, through at least February 28, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.20%, 1.95%, 1.45%, 0.95%, 0.95%, and 0.95%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $66,306 and reimbursed class level expenses of $55,347, $9,169, $4,288, $153,545, $2 and $865 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company
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Invesco Emerging Markets Local Debt Fund

(“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $3,206 in front-end sales commissions from the sale of Class A shares and $0 and $24 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Non-U.S. Dollar Denominated Bonds & Notes	$—	$75,352,232	$—	$75,352,232
U.S. Dollar Denominated Bonds & Notes	—	115,417	—	115,417
Money Market Funds	9,264,403	—	—	9,264,403
Options Purchased	—	334,535	—	334,535
Total Investments in Securities	9,264,403	75,802,184	—	85,066,587
Other Investments - Assets*
Forward Foreign Currency Contracts	—	1,167,714	—	1,167,714
Swap Agreements	—	1,180,119	—	1,180,119
	—	2,347,833	—	2,347,833
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(1,655,720)	—	(1,655,720)
Options Written	—	(285,730)	—	(285,730)
Swap Agreements	—	(2,591,258)	—	(2,591,258)
	—	(4,532,708)	—	(4,532,708)
Total Other Investments	—	(2,184,875)	—	(2,184,875)
Total Investments	$9,264,403	$73,617,309	$—	$82,881,712

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
20
Invesco Emerging Markets Local Debt Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2024:
	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on swap agreements — Centrally Cleared(a)	$—	$1,172,851	$1,172,851
Unrealized appreciation on forward foreign currency contracts outstanding	1,167,714	—	1,167,714
Unrealized appreciation on swap agreements — OTC	—	7,268	7,268
Options purchased, at value — OTC(b)	334,535	—	334,535
Total Derivative Assets	1,502,249	1,180,119	2,682,368
Derivatives not subject to master netting agreements	—	(1,172,851)	(1,172,851)
Total Derivative Assets subject to master netting agreements	$1,502,249	$7,268	$1,509,517
	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on swap agreements — Centrally Cleared(a)	$—	$(2,591,258)	$(2,591,258)
Unrealized depreciation on forward foreign currency contracts outstanding	(1,655,720)	—	(1,655,720)
Options written, at value — OTC	(285,730)	—	(285,730)
Total Derivative Liabilities	(1,941,450)	(2,591,258)	(4,532,708)
Derivatives not subject to master netting agreements	—	2,591,258	2,591,258
Total Derivative Liabilities subject to master netting agreements	$(1,941,450)	$—	$(1,941,450)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2024.
	Financial Derivative Assets				Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$16,821	$—	$—	$16,821	$(15,232)	$—	$(15,232)	$1,589	$—	$—	$1,589
BNP Paribas S.A.	2,848	—	—	2,848	−	—	—	2,848	—	—	2,848
Citibank, N.A.	20,827	—	—	20,827	(931)	—	(931)	19,896	—	—	19,896
Deutsche Bank AG	255,925	147,547	—	403,472	(238,453)	(74,365)	(312,818)	90,654	(90,654)	—	—
Goldman Sachs International	105,498	—	7,855	113,353	(397,544)	—	(397,544)	(284,191)	—	260,000	(24,191)
HSBC Bank USA	1,925	—	—	1,925	(13,319)	—	(13,319)	(11,394)	—	—	(11,394)
J.P. Morgan Chase Bank, N.A.	120,466	133,530	—	253,996	(369,887)	(119,976)	(489,863)	(235,867)	—	235,867	—
Merrill Lynch International	214,438	38,248	—	252,686	(210,405)	(84,854)	(295,259)	(42,573)	—	42,573	—
Morgan Stanley and Co. International PLC	155,084	15,210	—	170,294	(226,402)	(6,535)	(232,937)	(62,643)	—	—	(62,643)
Royal Bank of Canada	−	—	—	—	(50)	—	(50)	(50)	—	—	(50)
Standard Chartered Bank PLC	273,882	—	4,483	278,365	(183,089)	—	(183,089)	95,276	(95,276)	—	—
UBS AG	−	—	—	—	(408)	—	(408)	(408)	—	—	(408)
Total	$1,167,714	$334,535	$12,338	$1,514,587	$(1,655,720)	$(285,730)	$(1,941,450)	$(426,863)	$(185,930)	$538,440	$(74,353)
21
Invesco Emerging Markets Local Debt Fund

Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(722,183)	$-	$(722,183)
Futures contracts	-	(81,483)	(81,483)
Options purchased(a)	(261,949)	-	(261,949)
Options written	910,076	-	910,076
Swap agreements	-	(337,669)	(337,669)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(55,508)	-	(55,508)
Options purchased(a)	(13,994)	-	(13,994)
Options written	(24,787)	-	(24,787)
Swap agreements	-	(1,026,613)	(1,026,613)
Total	$(168,345)	$(1,445,765)	$(1,614,110)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Foreign Currency Options Purchased	Foreign Currency Options Written	Swap Agreements
Average notional value	$118,976,871	$5,129,688	$44,819,226	$71,770,374	$151,859,852
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,935.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$3,720,340	$4,439,913
Return of capital	2,300,798	1,342,684
Total distributions	$6,021,138	$5,782,597

*	Includes short-term capital gain distributions, if any.

22
Invesco Emerging Markets Local Debt Fund

Tax Components of Net Assets at Period-End:
2024
Net unrealized appreciation (depreciation) — investments	$(4,777,958)
Net unrealized appreciation (depreciation) — foreign currencies	(91,563)
Temporary book/tax differences	(24,828)
Capital loss carryforward	(11,474,546)
Shares of beneficial interest	105,205,588
Total net assets	$88,836,693
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments, wash sales and straddles.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$6,261,478	$5,213,068	$11,474,546
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $83,240,657 and $91,292,259, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,498,188
Aggregate unrealized (depreciation) of investments	(9,276,146)
Net unrealized appreciation (depreciation) of investments	$(4,777,958)
Cost of investments for tax purposes is $87,659,670.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on October 31, 2024, undistributed net investment income was increased by $547,931, undistributed net realized gain (loss) was increased by $1,752,866 and shares of beneficial interest was decreased by $2,300,797. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	546,684	$2,980,703	834,306	$4,535,762
Class C	66,988	363,847	88,283	472,113
Class R	60,997	333,526	47,810	260,727
Class Y	2,967,699	16,080,138	7,648,294	41,018,433
Class R6	205,834	1,101,882	178,570	968,885
Issued as reinvestment of dividends:
Class A	193,805	1,046,756	188,288	1,020,443
Class C	26,602	143,879	32,883	178,071
Class R	19,327	104,478	17,714	96,025
Class Y	602,270	3,257,619	583,715	3,168,830
Class R6	25,744	139,065	23,193	125,661
Automatic conversion of Class C shares to Class A shares:
Class A	67,236	364,848	63,427	345,775
Class C	(67,224)	(364,848)	(63,427)	(345,775)
23
Invesco Emerging Markets Local Debt Fund

Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(1,215,210)	$(6,611,402)	(851,190)	$(4,573,291)
Class C	(179,423)	(975,426)	(185,183)	(992,628)
Class R	(137,257)	(744,215)	(33,756)	(182,551)
Class Y	(4,897,185)	(26,539,966)	(5,411,491)	(29,181,878)
Class R6	(163,593)	(885,276)	(169,002)	(906,894)
Net increase (decrease) in share activity	(1,876,706)	$(10,204,392)	2,992,434	$16,007,708

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

24
Invesco Emerging Markets Local Debt Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets Local Debt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Local Debt Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
25
Invesco Emerging Markets Local Debt Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Local Debt Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (Index).  The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the
26
Invesco Emerging Markets Local Debt Fund

performance of the Index for the three and five year periods.  The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. dvisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and below, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.  The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses. As previously noted, the independent Trustees reviewed and considered additional information in response to follow-up requests, including with respect to the Fund’s total expense ratio relative to peer funds. The independent Trustees met and discussed those responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and  in  reliance  upon,  no-action  letters  issued  by  the  SEC  staff  that provide  guidance  on  how  an  affiliate  may  act  as  a  direct  agent  lender  and  receive  compensation  for  those services  without
27
Invesco Emerging Markets Local Debt Fund

obtaining  exemptive  relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
28
Invesco Emerging Markets Local Debt Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	100.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
29
Invesco Emerging Markets Local Debt Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
30
Invesco Emerging Markets Local Debt Fund

SEC file number(s): 811-05426 and 033-19338
Invesco Distributors, Inc.
O-EMLD-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco EQV Emerging Markets All Cap Fund
Nasdaq:
A: GTDDX ■ C: GTDCX ■ Y: GTDYX ■ R5: GTDIX ■ R6: GTDFX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
18	Tax Information
19	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–98.34%
Brazil–8.37%
Arcos Dorados Holdings, Inc., Class A	3,152,204	$27,770,917
MercadoLibre, Inc.(a)	7,639	15,562,018
Multiplan Empreendimentos Imobiliarios S.A.	6,037,229	26,724,678
PRIO S.A.	822,700	5,832,007
Raia Drogasil S.A.	4,574,236	19,259,441
TOTVS S.A.	5,499,600	28,387,978
		123,537,039
China–22.88%
Airtac International Group	1,465,000	40,551,099
China Mengniu Dairy Co. Ltd.	7,109,000	15,920,314
China Resources Beer (Holdings) Co. Ltd.	6,422,000	23,788,974
Fuyao Glass Industry Group Co. Ltd., H Shares(b)	6,054,000	42,823,546
New Oriental Education & Technology Group, Inc.	1,100,200	6,885,111
Prosus N.V.	498,697	21,029,730
Shenzhen Inovance Technology Co. Ltd., A Shares	3,269,003	25,523,944
Sunresin New Materials Co. Ltd., A Shares	1,827,750	12,558,748
Tencent Holdings Ltd.	1,102,000	57,460,582
Tongcheng Travel Holdings Ltd.(b)	19,538,400	44,204,267
Trip.com Group Ltd.(a)	395,250	25,436,105
Wuliangye Yibin Co. Ltd., A Shares	1,046,560	21,608,684
		337,791,104
Egypt–2.00%
Eastern Co. S.A.E.	21,718,228	12,112,515
EFG Holding S.A.E.(a)	38,434,502	17,385,006
		29,497,521
France–2.74%
Bollore SE	6,475,869	40,428,681
Hong Kong–1.94%
AIA Group Ltd.	3,622,400	28,589,135
Hungary–3.86%
Richter Gedeon Nyrt	1,972,849	57,020,616
India–10.87%
Cyient Ltd.	517,678	11,255,321
Emami Ltd.	3,359,778	28,040,896
HDFC Bank Ltd., ADR	942,491	59,405,208
MakeMyTrip Ltd.(a)(c)	168,399	17,090,814
SBI Life Insurance Co. Ltd.(b)	2,317,311	44,614,642
		160,406,881
Indonesia–6.51%
PT Bank Central Asia Tbk	67,995,200	44,331,444
PT Bank Rakyat Indonesia (Persero) Tbk	64,743,800	19,737,405
PT Kalbe Farma Tbk	311,301,100	32,074,987
		96,143,836
Shares		Value
Macau–0.91%
Galaxy Entertainment Group Ltd.	3,015,000	$13,418,491
Malaysia–1.34%
KPJ Healthcare Bhd.	41,664,600	19,788,049
Mexico–3.03%
Bolsa Mexicana de Valores S.A.B. de C.V.	13,383,577	21,885,137
Wal-Mart de Mexico S.A.B. de C.V., Series V	8,288,910	22,791,965
		44,677,102
Nigeria–0.73%
Zenith Bank PLC	458,307,604	10,846,155
Philippines–5.87%
BDO Unibank, Inc.	15,818,162	41,399,006
SM Investments Corp.	753,600	12,151,502
SM Prime Holdings, Inc.	63,054,400	33,165,523
		86,716,031
Poland–1.19%
Allegro.eu S.A.(a)(b)	1,991,444	17,523,764
Russia–0.00%
Detsky Mir PJSC(a)(d)	6,640,610	7
Moscow Exchange MICEX-RTS PJSC(a)(d)	11,806,000	12
Sberbank of Russia PJSC(a)(d)	11,900,044	12
Sberbank of Russia PJSC, Preference Shares(a)(d)	15,636,015	15
		46
South Africa–1.41%
Naspers Ltd.	87,752	20,739,961
South Korea–3.72%
LEENO Industrial, Inc.	66,439	8,656,689
Samsung Electronics Co. Ltd.	1,089,377	46,256,021
		54,912,710
Taiwan–13.62%
ASPEED Technology, Inc.	91,000	11,539,446
MediaTek, Inc.	1,145,000	44,572,750
Taiwan Semiconductor Manufacturing Co. Ltd.	3,969,000	124,465,782
Visual Photonics Epitaxy Co. Ltd.	4,762,000	20,508,383
		201,086,361
Thailand–4.32%
Bangkok Dusit Medical Services PCL, Foreign Shares	44,318,400	36,432,982
Central Pattana PCL, Foreign Shares	14,735,400	27,275,145
		63,708,127
United Arab Emirates–3.03%
Emaar Properties PJSC	18,920,257	44,733,894
Total Common Stocks & Other Equity Interests (Cost $1,182,580,809)		1,451,565,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco EQV Emerging Markets All Cap Fund

Shares		Value
Money Market Funds–1.86%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(e)(f)	9,599,069	$9,599,069
Invesco Treasury Portfolio, Institutional Class, 4.73%(e)(f)	17,828,826	17,828,826
Total Money Market Funds (Cost $27,427,895)		27,427,895
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.20% (Cost $1,210,008,704)		1,478,993,399
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.08%
Invesco Private Government Fund, 4.84%(e)(f)(g)	4,448,559	4,448,559
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 4.99%(e)(f)(g)	11,600,841	$11,604,321
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,053,834)		16,052,880
TOTAL INVESTMENTS IN SECURITIES—101.28% (Cost $1,226,062,538)		1,495,046,279
OTHER ASSETS LESS LIABILITIES–(1.28)%		(18,947,863)
NET ASSETS–100.00%		$1,476,098,416
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $149,166,219, which represented 10.11% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at October 31, 2024.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$26,555,275	$120,836,550	$(137,792,756)	$-	$-	$9,599,069	$938,599
Invesco Liquid Assets Portfolio, Institutional Class	18,967,089	67,676,634	(86,646,672)	(2,663)	5,612	-	568,488
Invesco Treasury Portfolio, Institutional Class	30,348,885	165,328,287	(177,848,346)	-	-	17,828,826	1,185,985
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,225,731	56,396,723	(56,173,895)	-	-	4,448,559	234,923*
Invesco Private Prime Fund	10,866,907	130,925,199	(130,184,899)	(954)	(1,932)	11,604,321	630,760*
Total	$90,963,887	$541,163,393	$(588,646,568)	$(3,617)	$3,680	$43,480,775	$3,558,755

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco EQV Emerging Markets All Cap Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $1,182,580,809)*	$1,451,565,504
Investments in affiliated money market funds, at value (Cost $43,481,729)	43,480,775
Foreign currencies, at value (Cost $1,656,213)	1,653,822
Receivable for:
Investments sold	499
Fund shares sold	398,420
Dividends	1,751,327
Investment for trustee deferred compensation and retirement plans	306,223
Other assets	53,963
Total assets	1,499,210,533
Liabilities:
Payable for:
Fund shares reacquired	1,395,846
Accrued foreign taxes	1,848,814
Collateral upon return of securities loaned	16,053,834
Accrued fees to affiliates	512,774
Accrued trustees’ and officers’ fees and benefits	2,007
Accrued other operating expenses	2,972,674
Trustee deferred compensation and retirement plans	326,168
Total liabilities	23,112,117
Net assets applicable to shares outstanding	$1,476,098,416
Net assets consist of:
Shares of beneficial interest	$1,221,946,918
Distributable earnings	254,151,498
$1,476,098,416
Net Assets:
Class A	$393,953,387
Class C	$5,262,813
Class Y	$520,979,608
Class R5	$161,446,287
Class R6	$394,456,321
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,530,749
Class C	157,840
Class Y	15,238,310
Class R5	4,737,478
Class R6	11,580,756
Class A:
Net asset value per share	$34.17
Maximum offering price per share (Net asset value of $34.17 ÷ 94.50%)	$36.16
Class C:
Net asset value and offering price per share	$33.34
Class Y:
Net asset value and offering price per share	$34.19
Class R5:
Net asset value and offering price per share	$34.08
Class R6:
Net asset value and offering price per share	$34.06

*	At October 31, 2024, securities with an aggregate value of $15,767,283 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco EQV Emerging Markets All Cap Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $5,614,422)	$33,279,080
Dividends from affiliates (includes net securities lending income of $20,316)	2,713,388
Foreign withholding tax claims	64,468
Total investment income	36,056,936
Expenses:
Advisory fees	13,671,521
Administrative services fees	216,041
Custodian fees	440,107
Distribution fees:
Class A	1,016,448
Class C	64,549
Transfer agent fees — A, C and Y	1,551,052
Transfer agent fees — R5	155,154
Transfer agent fees — R6	129,197
Trustees’ and officers’ fees and benefits	38,109
Registration and filing fees	93,523
Reports to shareholders	570,281
Professional services fees	110,237
Other	31,569
Total expenses	18,087,788
Less: Fees waived and/or expense offset arrangement(s)	(79,704)
Net expenses	18,008,084
Net investment income	18,048,852
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $52,174)	37,758,168
Affiliated investment securities	3,680
Foreign currencies	(5,320,375)
32,441,473
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $1,839,514)	128,044,276
Affiliated investment securities	(3,617)
Foreign currencies	1,512,909
129,553,568
Net realized and unrealized gain	161,995,041
Net increase in net assets resulting from operations	$180,043,893
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco EQV Emerging Markets All Cap Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$18,048,852	$27,431,098
Net realized gain (loss)	32,441,473	(27,949,934)
Change in net unrealized appreciation	129,553,568	218,302,372
Net increase in net assets resulting from operations	180,043,893	217,783,536
Distributions to shareholders from distributable earnings:
Class A	(6,398,649)	(5,022,561)
Class C	(53,903)	(19,299)
Class Y	(10,036,966)	(9,215,710)
Class R5	(2,672,144)	(2,292,630)
Class R6	(9,241,518)	(7,971,139)
Total distributions from distributable earnings	(28,403,180)	(24,521,339)
Share transactions–net:
Class A	(44,260,953)	(37,292,996)
Class C	(2,726,488)	(1,330,548)
Class Y	(68,412,954)	(128,867,710)
Class R5	9,322,743	(14,194,837)
Class R6	(103,572,829)	(47,534,532)
Net increase (decrease) in net assets resulting from share transactions	(209,650,481)	(229,220,623)
Net increase (decrease) in net assets	(58,009,768)	(35,958,426)
Net assets:
Beginning of year	1,534,108,184	1,570,066,610
End of year	$1,476,098,416	$1,534,108,184
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco EQV Emerging Markets All Cap Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$31.00	$0.31	$3.36	$3.67	$(0.50)	$—	$(0.50)	$34.17	11.95%	$393,953	1.40%	1.40%	0.94%	20%
Year ended 10/31/23	27.75	0.44	3.17	3.61	(0.36)	—	(0.36)	31.00	13.01	398,691	1.33	1.34	1.36	11
Year ended 10/31/22	41.94	0.36	(12.84)	(12.48)	(0.21)	(1.50)	(1.71)	27.75	(30.89)	388,330	1.39	1.39	1.06	17
Year ended 10/31/21	38.27	0.26	5.58	5.84	(0.40)	(1.77)	(2.17)	41.94	15.22	591,114	1.31	1.31	0.61	19
Year ended 10/31/20	36.81	0.27	1.76	2.03	(0.57)	—	(0.57)	38.27	5.54	552,262	1.37	1.38	0.76	33
Class C
Year ended 10/31/24	30.23	0.06	3.28	3.34	(0.23)	—	(0.23)	33.34	11.08	5,263	2.15	2.15	0.19	20
Year ended 10/31/23	27.01	0.19	3.10	3.29	(0.07)	—	(0.07)	30.23	12.17	7,317	2.08	2.09	0.61	11
Year ended 10/31/22	40.94	0.11	(12.54)	(12.43)	—	(1.50)	(1.50)	27.01	(31.40)	7,696	2.14	2.14	0.31	17
Year ended 10/31/21	37.38	(0.06)	5.45	5.39	(0.06)	(1.77)	(1.83)	40.94	14.35	15,632	2.06	2.06	(0.14)	19
Year ended 10/31/20	35.83	0.00	1.71	1.71	(0.16)	—	(0.16)	37.38	4.78	16,812	2.12	2.13	0.01	33
Class Y
Year ended 10/31/24	31.03	0.40	3.35	3.75	(0.59)	—	(0.59)	34.19	12.20	520,980	1.15	1.15	1.19	20
Year ended 10/31/23	27.78	0.52	3.18	3.70	(0.45)	—	(0.45)	31.03	13.30	537,072	1.08	1.09	1.61	11
Year ended 10/31/22	42.00	0.44	(12.84)	(12.40)	(0.32)	(1.50)	(1.82)	27.78	(30.71)	591,206	1.14	1.14	1.31	17
Year ended 10/31/21	38.32	0.37	5.58	5.95	(0.50)	(1.77)	(2.27)	42.00	15.50	1,062,846	1.06	1.06	0.86	19
Year ended 10/31/20	36.85	0.36	1.78	2.14	(0.67)	—	(0.67)	38.32	5.82	1,015,412	1.12	1.13	1.01	33
Class R5
Year ended 10/31/24	30.93	0.42	3.34	3.76	(0.61)	—	(0.61)	34.08	12.28	161,446	1.09	1.09	1.25	20
Year ended 10/31/23	27.70	0.54	3.17	3.71	(0.48)	—	(0.48)	30.93	13.36	137,177	1.03	1.04	1.66	11
Year ended 10/31/22	41.88	0.46	(12.80)	(12.34)	(0.34)	(1.50)	(1.84)	27.70	(30.68)	135,693	1.07	1.07	1.38	17
Year ended 10/31/21	38.22	0.39	5.57	5.96	(0.53)	(1.77)	(2.30)	41.88	15.56	215,122	1.02	1.02	0.90	19
Year ended 10/31/20	36.76	0.39	1.77	2.16	(0.70)	—	(0.70)	38.22	5.90	182,631	1.05	1.06	1.08	33
Class R6
Year ended 10/31/24	30.92	0.44	3.34	3.78	(0.64)	—	(0.64)	34.06	12.34	394,456	1.02	1.02	1.32	20
Year ended 10/31/23	27.70	0.56	3.16	3.72	(0.50)	—	(0.50)	30.92	13.42	453,850	0.96	0.97	1.73	11
Year ended 10/31/22	41.89	0.48	(12.79)	(12.31)	(0.38)	(1.50)	(1.88)	27.70	(30.60)	447,141	1.00	1.00	1.45	17
Year ended 10/31/21	38.22	0.42	5.58	6.00	(0.56)	(1.77)	(2.33)	41.89	15.67	741,346	0.93	0.93	0.99	19
Year ended 10/31/20	36.76	0.42	1.76	2.18	(0.72)	—	(0.72)	38.22	5.96	497,383	0.96	0.97	1.17	33

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco EQV Emerging Markets All Cap Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco EQV Emerging Markets All Cap Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8	Invesco EQV Emerging Markets All Cap Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2024, the Fund did not enter into any closing agreements.
G.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds
9	Invesco EQV Emerging Markets All Cap Fund

(collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser $1,688 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; lack of publicly available information; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health
10	Invesco EQV Emerging Markets All Cap Fund

emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.
The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. In addition, export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.89%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $57,222.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the
11	Invesco EQV Emerging Markets All Cap Fund

shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $19,063 in front-end sales commissions from the sale of Class A shares and $1,967 and $1,652 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2024, the Fund incurred $5,209 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$123,537,039	$—	$—	$123,537,039
China	—	337,791,104	—	337,791,104
Egypt	12,112,515	17,385,006	—	29,497,521
France	—	40,428,681	—	40,428,681
Hong Kong	—	28,589,135	—	28,589,135
Hungary	—	57,020,616	—	57,020,616
India	76,496,022	83,910,859	—	160,406,881
Indonesia	—	96,143,836	—	96,143,836
Macau	—	13,418,491	—	13,418,491
Malaysia	—	19,788,049	—	19,788,049
Mexico	44,677,102	—	—	44,677,102
Nigeria	—	10,846,155	—	10,846,155
Philippines	—	86,716,031	—	86,716,031
Poland	—	17,523,764	—	17,523,764
Russia	—	—	46	46
South Africa	—	20,739,961	—	20,739,961
South Korea	—	54,912,710	—	54,912,710
Taiwan	—	201,086,361	—	201,086,361
Thailand	—	63,708,127	—	63,708,127
United Arab Emirates	—	44,733,894	—	44,733,894
Money Market Funds	27,427,895	16,052,880	—	43,480,775
Total Investments	$284,250,573	$1,210,795,660	$46	$1,495,046,279
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $22,482.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
12	Invesco EQV Emerging Markets All Cap Fund

NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$28,403,180	$24,521,339

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$19,502,354
Net unrealized appreciation — investments	257,520,978
Net unrealized appreciation (depreciation) — foreign currencies	(2,820,957)
Temporary book/tax differences	(196,029)
Capital loss carryforward	(19,854,848)
Shares of beneficial interest	1,221,946,918
Total net assets	$1,476,098,416
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$19,854,848	$—	$19,854,848
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $296,726,779 and $465,670,670, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$411,359,001
Aggregate unrealized (depreciation) of investments	(153,838,023)
Net unrealized appreciation of investments	$257,520,978
Cost of investments for tax purposes is $1,237,525,301.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on October 31, 2024, undistributed net investment income was decreased by $4,718,003 and undistributed net realized gain (loss) was increased by $4,718,003. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
13	Invesco EQV Emerging Markets All Cap Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	869,002	$28,631,953	1,100,674	$36,106,080
Class C	23,914	771,463	68,980	2,230,913
Class Y	3,628,693	120,597,653	3,771,516	123,924,186
Class R5	1,140,087	37,301,867	895,431	29,696,138
Class R6	1,942,602	63,740,201	2,516,875	82,665,320
Issued as reinvestment of dividends:
Class A	187,373	6,055,889	136,327	4,286,113
Class C	1,601	50,819	523	16,142
Class Y	257,136	8,297,773	128,048	4,020,698
Class R5	79,094	2,542,876	72,195	2,258,275
Class R6	259,099	8,322,270	240,455	7,514,208
Automatic conversion of Class C shares to Class A shares:
Class A	34,052	1,123,015	40,754	1,334,227
Class C	(34,783)	(1,123,015)	(41,677)	(1,334,227)
Reacquired:
Class A	(2,419,614)	(80,071,810)	(2,409,540)	(79,019,416)
Class C	(74,945)	(2,425,755)	(70,648)	(2,243,376)
Class Y	(5,955,908)	(197,308,380)	(7,869,136)	(256,812,594)
Class R5	(916,736)	(30,522,000)	(1,430,461)	(46,149,250)
Class R6	(5,299,925)	(175,635,300)	(4,221,896)	(137,714,060)
Net increase (decrease) in share activity	(6,279,258)	$(209,650,481)	(7,071,580)	$(229,220,623)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
14	Invesco EQV Emerging Markets All Cap Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco EQV Emerging Markets All Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco EQV Emerging Markets All Cap Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15	Invesco EQV Emerging Markets All Cap Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco EQV Emerging Markets All Cap Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period.  The Board recognized that
16	Invesco EQV Emerging Markets All Cap Fund

the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were below and the same as, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
17	Invesco EQV Emerging Markets All Cap Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	2.58%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0860	per share
Foreign Source Income	$0.8500	per share
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
18	Invesco EQV Emerging Markets All Cap Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
19	Invesco EQV Emerging Markets All Cap Fund

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	DVM-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco Fundamental Alternatives Fund
Nasdaq:
A: QVOPX ■ C: QOPCX ■ R: QOPNX ■ Y: QOPYX ■ R5: FDATX ■ R6: QOPIX

2	Consolidated Schedule of Investments
17	Consolidated Financial Statements
20	Consolidated Financial Highlights
21	Notes to Consolidated Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Approval of Investment Advisory and Sub-Advisory Contracts
36	Tax Information
37	Other Information Required in Form N-CSR (Items 8-11)

Consolidated Schedule of Investments(a)
October 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–35.48%
Aerospace & Defense–0.41%
Lockheed Martin Corp.	588	$321,079
RTX Corp.	7,569	915,773
		1,236,852
Agricultural Products & Services–0.37%
Archer-Daniels-Midland Co.	9,326	514,888
Bunge Global S.A.	7,087	595,450
		1,110,338
Air Freight & Logistics–0.57%
C.H. Robinson Worldwide, Inc.	2,349	242,041
Expeditors International of Washington, Inc.	7,480	890,120
FedEx Corp.	2,181	597,267
		1,729,428
Apparel Retail–0.50%
Ross Stores, Inc.	4,196	586,265
TJX Cos., Inc. (The)	8,227	929,898
		1,516,163
Application Software–0.98%
DocuSign, Inc.(b)	13,927	966,255
Nutanix, Inc., Class A(b)	2,471	153,449
Salesforce, Inc.	3,467	1,010,180
Workday, Inc., Class A(b)	580	135,633
Zoom Video Communications, Inc., Class A(b)	9,552	713,917
		2,979,434
Asset Management & Custody Banks–0.38%
Bank of New York Mellon Corp. (The)	15,369	1,158,208
Automobile Manufacturers–0.36%
General Motors Co.	21,815	1,107,329
Biotechnology–1.54%
AbbVie, Inc.	7,798	1,589,778
Alnylam Pharmaceuticals, Inc.(b)	902	240,464
Amgen, Inc.	235	75,238
Gilead Sciences, Inc.	7,683	682,404
Neurocrine Biosciences, Inc.(b)	5,529	664,973
Regeneron Pharmaceuticals, Inc.(b)	693	580,873
United Therapeutics Corp.(b)	2,263	846,294
		4,680,024
Brewers–0.21%
Molson Coors Beverage Co., Class B	11,440	623,137
Broadline Retail–0.77%
Amazon.com, Inc.(b)	9,135	1,702,764
eBay, Inc.	11,180	642,962
		2,345,726
Building Products–0.35%
Carlisle Cos., Inc.	893	377,051
Masco Corp.	1,711	136,726
Shares		Value
Building Products–(continued)
Owens Corning	2,162	$382,220
Trane Technologies PLC	444	164,351
		1,060,348
Cable & Satellite–0.13%
Comcast Corp., Class A	9,017	393,772
Commodity Chemicals–0.04%
LyondellBasell Industries N.V., Class A	1,380	119,853
Communications Equipment–0.79%
F5, Inc.(b)	3,270	764,788
Motorola Solutions, Inc.	3,638	1,634,735
		2,399,523
Computer & Electronics Retail–0.04%
Best Buy Co., Inc.	1,376	124,432
Construction & Engineering–0.21%
EMCOR Group, Inc.	1,432	638,772
Construction Machinery & Heavy Transportation Equipment– 0.19%
Wabtec Corp.	2,999	563,752
Consumer Electronics–0.05%
Garmin Ltd.	833	165,225
Consumer Finance–0.52%
Ally Financial, Inc.	4,670	163,684
American Express Co.	1,589	429,157
Capital One Financial Corp.	586	95,395
Synchrony Financial	16,244	895,694
		1,583,930
Consumer Staples Merchandise Retail–0.86%
Costco Wholesale Corp.	410	358,414
Target Corp.	4,248	637,370
Walmart, Inc.	19,560	1,602,942
		2,598,726
Data Processing & Outsourced Services–0.07%
SS&C Technologies Holdings, Inc.	3,151	220,349
Diversified Banks–0.79%
Bank of America Corp.	10,678	446,554
Citigroup, Inc.	9,097	583,755
JPMorgan Chase & Co.	4,301	954,478
Wells Fargo & Co.	6,283	407,892
		2,392,679
Diversified Support Services–0.08%
Cintas Corp.	1,256	258,497
Electric Utilities–1.52%
American Electric Power Co., Inc.	7,093	700,434
Duke Energy Corp.	15,299	1,763,516
NRG Energy, Inc.	11,765	1,063,556
PPL Corp.	9,666	314,725

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
2	Invesco Fundamental Alternatives Fund

Shares		Value
Electric Utilities–(continued)
Southern Co. (The)	1,535	$139,731
Xcel Energy, Inc.	9,371	626,076
		4,608,038
Electronic Components–0.19%
Amphenol Corp., Class A	8,730	585,085
Electronic Manufacturing Services–0.07%
Flex Ltd.(b)	6,328	219,392
Environmental & Facilities Services–0.66%
Republic Services, Inc.	7,277	1,440,846
Waste Management, Inc.	2,656	573,298
		2,014,144
Fertilizers & Agricultural Chemicals–0.07%
CF Industries Holdings, Inc.	2,414	198,503
Food Distributors–0.13%
Sysco Corp.	1,204	90,240
US Foods Holding Corp.(b)	5,148	317,374
		407,614
Food Retail–0.05%
Kroger Co. (The)	2,665	148,627
Footwear–0.03%
Deckers Outdoor Corp.(b)	654	105,222
Gas Utilities–0.21%
Atmos Energy Corp.	4,542	630,339
Health Care Distributors–1.16%
Cardinal Health, Inc.	8,133	882,593
Cencora, Inc.	6,232	1,421,395
McKesson Corp.	2,429	1,215,933
		3,519,921
Health Care Equipment–0.17%
Medtronic PLC	2,931	261,592
ResMed, Inc.	1,015	246,107
		507,699
Health Care Facilities–0.42%
HCA Healthcare, Inc.	1,592	571,114
Universal Health Services, Inc., Class B	3,473	709,569
		1,280,683
Health Care Services–0.62%
Cigna Group (The)	3,274	1,030,688
DaVita, Inc.(b)(c)	6,122	855,917
		1,886,605
Hotels, Resorts & Cruise Lines–0.59%
Booking Holdings, Inc.	143	668,704
Carnival Corp.(b)	9,308	204,776
Expedia Group, Inc.(b)	4,049	632,899
Royal Caribbean Cruises Ltd.	1,367	282,080
		1,788,459
Household Products–0.75%
Colgate-Palmolive Co.	14,669	1,374,632
Shares		Value
Household Products–(continued)
Kimberly-Clark Corp.	6,635	$890,284
		2,264,916
Independent Power Producers & Energy Traders–0.34%
Vistra Corp.	8,190	1,023,422
Industrial Conglomerates–0.14%
3M Co.	3,358	431,402
Integrated Oil & Gas–0.12%
Exxon Mobil Corp.	3,098	361,784
Integrated Telecommunication Services–0.41%
AT&T, Inc.	45,706	1,030,213
Verizon Communications, Inc.	4,740	199,696
		1,229,909
Interactive Home Entertainment–0.20%
Electronic Arts, Inc.	3,942	594,651
Interactive Media & Services–1.12%
Alphabet, Inc., Class A	9,878	1,690,225
Meta Platforms, Inc., Class A	2,997	1,701,037
		3,391,262
Internet Services & Infrastructure–0.69%
Akamai Technologies, Inc.(b)	1,705	172,341
GoDaddy, Inc., Class A(b)	7,401	1,234,487
Twilio, Inc., Class A(b)	7,167	578,019
VeriSign, Inc.(b)	619	109,464
		2,094,311
Investment Banking & Brokerage–0.36%
Goldman Sachs Group, Inc. (The)	1,805	934,611
Morgan Stanley	1,471	171,004
		1,105,615
IT Consulting & Other Services–0.66%
Amdocs Ltd.	2,526	221,644
International Business Machines Corp.	8,596	1,776,965
		1,998,609
Life & Health Insurance–0.08%
Prudential Financial, Inc.	1,952	239,081
Managed Health Care–0.20%
Centene Corp.(b)	7,370	458,856
UnitedHealth Group, Inc.	245	138,303
		597,159
Movies & Entertainment–0.12%
Spotify Technology S.A. (Sweden)(b)	687	264,564
Walt Disney Co. (The)	917	88,215
		352,779
Multi-Sector Holdings–0.58%
Berkshire Hathaway, Inc., Class B(b)	3,883	1,750,922
Multi-Utilities–0.23%
Consolidated Edison, Inc.	3,130	318,258
DTE Energy Co.	3,034	376,884
		695,142
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
3	Invesco Fundamental Alternatives Fund

Shares		Value
Oil & Gas Equipment & Services–0.27%
Baker Hughes Co., Class A	12,306	$468,612
Halliburton Co.	8,328	231,019
Schlumberger N.V.	2,631	105,424
		805,055
Oil & Gas Exploration & Production–1.05%
ConocoPhillips	5,270	577,276
Coterra Energy, Inc.	15,288	365,689
Devon Energy Corp.	26,294	1,017,052
Diamondback Energy, Inc.	627	110,835
EOG Resources, Inc.	5,821	709,929
Ovintiv, Inc.	10,489	411,169
Sabine Oil & Gas Holdings, Inc.(b)(d)	115	10
		3,191,960
Oil & Gas Refining & Marketing–0.29%
Marathon Petroleum Corp.	3,348	487,034
Valero Energy Corp.	2,969	385,257
		872,291
Oil & Gas Storage & Transportation–0.12%
Kinder Morgan, Inc.	14,585	357,478
Packaged Foods & Meats–0.43%
Conagra Brands, Inc.	8,237	238,379
General Mills, Inc.(c)	6,732	457,911
Kraft Heinz Co. (The)	12,892	431,366
Tyson Foods, Inc., Class A	3,092	181,160
		1,308,816
Paper & Plastic Packaging Products & Materials–0.16%
Packaging Corp. of America	2,176	498,173
Passenger Airlines–0.13%
United Airlines Holdings, Inc.(b)	5,144	402,569
Pharmaceuticals–1.35%
Bristol-Myers Squibb Co.	13,192	735,718
Eli Lilly and Co.	781	648,027
Johnson & Johnson	10,528	1,683,006
Merck & Co., Inc.	6,125	626,710
Viatris, Inc.	35,727	414,433
		4,107,894
Property & Casualty Insurance–1.09%
Allstate Corp. (The)	1,998	372,667
Assurant, Inc.	3,357	643,537
Hartford Financial Services Group, Inc. (The)	5,203	574,619
Loews Corp.	6,494	512,766
Progressive Corp. (The)	4,966	1,205,894
		3,309,483
Rail Transportation–0.22%
Union Pacific Corp.	2,910	675,324
Reinsurance–0.10%
Reinsurance Group of America, Inc.	1,433	302,478
Research & Consulting Services–0.39%
Leidos Holdings, Inc.	6,459	1,183,030
Shares		Value
Restaurants–0.05%
Texas Roadhouse, Inc.	789	$150,794
Semiconductor Materials & Equipment–0.48%
Applied Materials, Inc.	5,081	922,608
KLA Corp.	185	123,253
Lam Research Corp.	5,490	408,181
		1,454,042
Semiconductors–2.02%
Broadcom, Inc.	5,287	897,574
Micron Technology, Inc.	2,007	199,998
NVIDIA Corp.	26,847	3,564,208
Qorvo, Inc.(b)	2,557	182,212
QUALCOMM, Inc.	7,976	1,298,253
		6,142,245
Soft Drinks & Non-alcoholic Beverages–0.22%
Coca-Cola Co. (The)	10,318	673,868
Specialty Chemicals–0.14%
Ecolab, Inc.	1,141	280,378
International Flavors & Fragrances, Inc.	1,353	134,529
		414,907
Steel–0.37%
Nucor Corp.	2,501	354,742
Steel Dynamics, Inc.	5,954	776,997
		1,131,739
Systems Software–1.51%
Microsoft Corp.	8,927	3,627,486
Oracle Corp.	3,896	653,905
Palo Alto Networks, Inc.(b)	429	154,582
ServiceNow, Inc.(b)	162	151,144
		4,587,117
Technology Distributors–0.14%
TD SYNNEX Corp.	3,595	414,683
Technology Hardware, Storage & Peripherals–1.69%
Apple, Inc.	16,324	3,687,754
Dell Technologies, Inc., Class C	2,184	270,008
NetApp, Inc.	10,264	1,183,542
		5,141,304
Tobacco–0.61%
Altria Group, Inc.	25,624	1,395,483
Philip Morris International, Inc.	3,488	462,858
		1,858,341
Transaction & Payment Processing Services–0.55%
Fidelity National Information Services, Inc.	9,168	822,645
Fiserv, Inc.(b)	4,286	848,199
		1,670,844
Total Common Stocks & Other Equity Interests (Cost $78,494,007)		107,692,227
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
4	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
U.S. Treasury Securities–13.81%
U.S. Treasury Bills–0.10%
4.78% - 4.83%, 01/30/2025(e)(f)	$301,000	$297,663
U.S. Treasury Bonds–0.19%
5.25%, 11/15/2028	565,000	588,174
U.S. Treasury Notes–13.52%
1.13%, 01/15/2025	4,100,000	4,070,978
5.00%, 09/30/2025	15,700,000	15,788,605
0.38%, 12/31/2025	9,100,000	8,700,987
2.63%, 05/31/2027	12,950,000	12,477,527
		41,038,097
Total U.S. Treasury Securities (Cost $42,555,999)		41,923,934
U.S. Dollar Denominated Bonds & Notes–7.66%
Aerospace & Defense–0.12%
Boeing Co. (The),
2.75%, 02/01/2026	177,000	171,661
2.25%, 06/15/2026	200,000	190,680
		362,341
Agricultural & Farm Machinery–0.07%
John Deere Capital Corp.,
4.90%, 03/03/2028	100,000	101,159
4.85%, 06/11/2029	100,000	100,975
		202,134
Apparel Retail–0.03%
Ross Stores, Inc., 0.88%, 04/15/2026	100,000	94,784
Apparel, Accessories & Luxury Goods–0.02%
Tapestry, Inc., 4.13%, 07/15/2027	65,000	63,298
Asset Management & Custody Banks–0.08%
Ares Capital Corp., 2.88%, 06/15/2028	155,000	141,521
Legg Mason, Inc., 4.75%, 03/15/2026	90,000	89,964
		231,485
Automobile Manufacturers–0.38%
American Honda Finance Corp., 2.35%, 01/08/2027	225,000	215,214
General Motors Co., 4.20%, 10/01/2027	80,000	78,509
PACCAR Financial Corp.,
4.95%, 08/10/2028	60,000	60,944
4.60%, 01/31/2029	120,000	120,398
Toyota Motor Corp. (Japan), 5.12%, 07/13/2028	120,000	122,444
Toyota Motor Credit Corp.,
3.20%, 01/11/2027	130,000	126,718
1.15%, 08/13/2027	200,000	182,968
4.55%, 09/20/2027	240,000	240,592
		1,147,787
Broadcasting–0.14%
Discovery Communications LLC, 3.95%, 03/20/2028	270,000	255,069
Paramount Global, 3.70%, 06/01/2028	165,000	154,380
		409,449
	Principal Amount	Value
Broadline Retail–0.11%
Amazon.com, Inc., 3.30%, 04/13/2027(c)	$350,000	$341,903
Cargo Ground Transportation–0.14%
Ryder System, Inc.,
5.65%, 03/01/2028	220,000	225,901
6.30%, 12/01/2028	180,000	189,973
		415,874
Computer & Electronics Retail–0.02%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	63,000	64,085
Construction Machinery & Heavy Transportation Equipment– 0.14%
Caterpillar Financial Services Corp.,
1.10%, 09/14/2027	175,000	160,092
4.85%, 02/27/2029	60,000	60,792
Wabtec Corp., 3.45%, 11/15/2026	200,000	195,145
		416,029
Consumer Electronics–0.03%
Tyco Electronics Group S.A. (Switzerland), 3.13%, 08/15/2027	100,000	96,405
Consumer Finance–0.16%
American Express Co., 3.30%, 05/03/2027	170,000	164,826
General Motors Financial Co., Inc.,
5.25%, 03/01/2026	50,000	50,155
2.40%, 10/15/2028	150,000	135,721
5.80%, 01/07/2029	120,000	122,892
		473,594
Copper–0.03%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027	100,000	99,984
Distillers & Vintners–0.06%
Constellation Brands, Inc., 3.70%, 12/06/2026	175,000	171,558
Diversified Banks–1.85%
Banco Santander S.A. (Spain), 4.25%, 04/11/2027	200,000	197,118
Bank of America Corp.,
4.45%, 03/03/2026	269,000	267,681
3.50%, 04/19/2026	185,000	182,229
1.32%, 06/19/2026(g)	195,000	190,481
1.20%, 10/24/2026(g)	205,000	197,794
1.73%, 07/22/2027(g)	80,000	75,958
Series L, 4.18%, 11/25/2027	210,000	206,287
Citigroup, Inc.,
1.12%, 01/28/2027(g)	130,000	124,135
1.46%, 06/09/2027(g)	210,000	199,170
Comerica, Inc., 4.00%, 02/01/2029(c)	480,000	456,816
Fifth Third Bancorp, 6.36%, 10/27/2028(g)	120,000	124,477
ING Groep N.V. (Netherlands), 4.02%, 03/28/2028(g)	200,000	196,002
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Diversified Banks–(continued)
JPMorgan Chase & Co.,
4.25%, 10/01/2027	$50,000	$49,592
3.63%, 12/01/2027	165,000	159,487
2.18%, 06/01/2028(g)	115,000	107,736
4.20%, 07/23/2029(g)	240,000	234,714
Mitsubishi UFJ Financial Group, Inc. (Japan), 3.29%, 07/25/2027	75,000	72,747
National Australia Bank Ltd. (Australia), 4.94%, 01/12/2028	250,000	253,235
PNC Bank N.A., 4.20%, 11/01/2025	380,000	378,178
Royal Bank of Canada (Canada), 4.65%, 01/27/2026	180,000	179,325
Sumitomo Mitsui Financial Group, Inc. (Japan),
2.63%, 07/14/2026	100,000	96,788
3.45%, 01/11/2027	60,000	58,567
3.54%, 01/17/2028	240,000	231,349
1.90%, 09/17/2028	200,000	179,677
Toronto-Dominion Bank (The) (Canada),
5.53%, 07/17/2026	240,000	243,350
5.16%, 01/10/2028	65,000	65,711
Wells Fargo & Co.,
2.19%, 04/30/2026(g)	190,000	187,283
4.30%, 07/22/2027	175,000	172,731
6.30%, 10/23/2029(g)	180,000	188,673
Westpac Banking Corp. (Australia),
3.35%, 03/08/2027	165,000	161,189
1.95%, 11/20/2028	210,000	190,088
		5,628,568
Diversified Capital Markets–0.15%
Deutsche Bank AG (Germany),
2.55%, 01/07/2028(g)	150,000	141,845
5.41%, 05/10/2029	150,000	152,315
6.82%, 11/20/2029(g)	150,000	158,173
		452,333
Diversified Financial Services–0.05%
Corebridge Financial, Inc., 3.65%, 04/05/2027	170,000	165,672
Electric Utilities–0.47%
Edison International,
5.75%, 06/15/2027	125,000	127,665
4.13%, 03/15/2028	235,000	229,594
5.25%, 11/15/2028	65,000	65,509
Eversource Energy,
5.95%, 02/01/2029	120,000	124,681
Series O, 4.25%, 04/01/2029	60,000	58,562
Pacific Gas and Electric Co.,
2.10%, 08/01/2027	75,000	69,786
3.30%, 12/01/2027	125,000	119,246
3.00%, 06/15/2028	75,000	70,284
4.20%, 03/01/2029	60,000	58,094
PacifiCorp, 5.10%, 02/15/2029	240,000	243,033
Southwestern Electric Power Co., Series M, 4.10%, 09/15/2028	60,000	58,561
System Energy Resources, Inc., 6.00%, 04/15/2028	195,000	201,180
		1,426,195
	Principal Amount	Value
Electrical Components & Equipment–0.03%
Emerson Electric Co., 1.80%, 10/15/2027	$100,000	$92,748
Electronic Equipment & Instruments–0.03%
Vontier Corp., 1.80%, 04/01/2026	100,000	95,538
Financial Exchanges & Data–0.04%
Cboe Global Markets, Inc., 3.65%, 01/12/2027	40,000	39,262
Intercontinental Exchange, Inc., 3.10%, 09/15/2027	100,000	96,231
		135,493
Gas Utilities–0.03%
Southwest Gas Corp., 5.45%, 03/23/2028	100,000	101,523
Health Care Equipment–0.04%
Baxter International, Inc., 2.27%, 12/01/2028	150,000	135,108
Health Care Facilities–0.10%
HCA, Inc., 5.63%, 09/01/2028	125,000	127,554
Universal Health Services, Inc., 1.65%, 09/01/2026	200,000	188,607
		316,161
Health Care REITs–0.06%
Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	179,000	179,204
Health Care Services–0.03%
CommonSpirit Health, 1.55%, 10/01/2025	96,000	93,253
Home Improvement Retail–0.05%
Home Depot, Inc. (The), 2.50%, 04/15/2027	160,000	153,275
Homebuilding–0.03%
Lennar Corp., 4.75%, 11/29/2027	80,000	80,073
Hotel & Resort REITs–0.03%
Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	100,000	99,438
Hotels, Resorts & Cruise Lines–0.07%
Booking Holdings, Inc., 3.55%, 03/15/2028	70,000	67,865
Hyatt Hotels Corp., 4.85%, 03/15/2026	133,000	133,016
		200,881
Independent Power Producers & Energy Traders–0.02%
AES Corp. (The), 5.45%, 06/01/2028	55,000	55,550
Industrial Machinery & Supplies & Components–0.04%
Stanley Black & Decker, Inc., 3.40%, 03/01/2026	125,000	122,737
Insurance Brokers–0.05%
Willis North America, Inc., 4.65%, 06/15/2027	165,000	164,479
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6	Invesco Fundamental Alternatives Fund

Principal Amount		Value
Integrated Oil & Gas–0.20%
BP Capital Markets America, Inc., 3.54%, 04/06/2027	$165,000	$161,330
Chevron USA, Inc., 1.02%, 08/12/2027	185,000	169,164
Exxon Mobil Corp., 3.29%, 03/19/2027	150,000	147,059
TotalEnergies Capital S.A. (France), 3.88%, 10/11/2028	120,000	117,194
		594,747
Integrated Telecommunication Services–0.03%
AT&T, Inc., 1.65%, 02/01/2028	100,000	90,853
Investment Banking & Brokerage–0.55%
Charles Schwab Corp. (The), 6.20%, 11/17/2029(g)	200,000	210,186
Goldman Sachs Group, Inc. (The),
3.85%, 01/26/2027	165,000	161,837
1.54%, 09/10/2027(g)	150,000	141,337
1.95%, 10/21/2027(g)	100,000	94,575
3.62%, 03/15/2028(g)	160,000	155,654
Morgan Stanley,
3.63%, 01/20/2027	175,000	171,739
1.59%, 05/04/2027(g)	200,000	190,719
6.30%, 10/18/2028(g)	325,000	338,657
Nomura Holdings, Inc. (Japan), 1.65%, 07/14/2026	200,000	189,343
		1,654,047
IT Consulting & Other Services–0.17%
International Business Machines Corp.,
3.45%, 02/19/2026	100,000	98,662
3.30%, 05/15/2026	100,000	98,158
1.70%, 05/15/2027	100,000	93,303
Kyndryl Holdings, Inc., 2.05%, 10/15/2026	225,000	213,175
		503,298
Leisure Products–0.04%
Brunswick Corp., 5.85%, 03/18/2029	120,000	122,220
Managed Health Care–0.02%
Centene Corp., 2.45%, 07/15/2028	75,000	67,565
Multi-line Insurance–0.05%
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	140,000	141,640
Multi-Utilities–0.03%
DTE Energy Co., 4.88%, 06/01/2028	100,000	100,203
Oil & Gas Equipment & Services–0.03%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	100,000	96,294
Oil & Gas Refining & Marketing–0.05%
HF Sinclair Corp., 5.88%, 04/01/2026	140,000	141,371
Oil & Gas Storage & Transportation–0.11%
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	160,000	161,057
	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Energy Transfer L.P.,
4.40%, 03/15/2027	$65,000	$64,480
5.50%, 06/01/2027	100,000	101,546
		327,083
Other Specialized REITs–0.03%
EPR Properties, 4.75%, 12/15/2026	100,000	99,144
Packaged Foods & Meats–0.12%
Conagra Brands, Inc., 1.38%, 11/01/2027	130,000	117,688
Tyson Foods, Inc.,
4.00%, 03/01/2026	190,000	187,964
4.35%, 03/01/2029	60,000	58,580
		364,232
Paper & Plastic Packaging Products & Materials–0.03%
Berry Global, Inc., 1.57%, 01/15/2026	100,000	96,019
Passenger Airlines–0.07%
Southwest Airlines Co., 3.45%, 11/16/2027	65,000	62,237
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/2027	136,480	139,679
		201,916
Pharmaceuticals–0.21%
Bristol-Myers Squibb Co., 0.75%, 11/13/2025	400,000	384,993
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	200,000	196,822
Viatris, Inc., 2.30%, 06/22/2027	75,000	69,941
		651,756
Property & Casualty Insurance–0.03%
Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	100,000	99,604
Regional Banks–0.07%
Truist Financial Corp.,
1.89%, 06/07/2029(g)	60,000	53,979
7.16%, 10/30/2029(g)	150,000	160,836
		214,815
Retail REITs–0.12%
Realty Income Corp.,
4.88%, 06/01/2026	185,000	185,556
4.45%, 09/15/2026	90,000	89,598
Simon Property Group L.P., 3.30%, 01/15/2026	95,000	93,513
		368,667
Semiconductor Materials & Equipment–0.06%
TSMC Arizona Corp. (Taiwan), 4.13%, 04/22/2029	200,000	196,141
Semiconductors–0.07%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	100,000	98,375
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7	Invesco Fundamental Alternatives Fund

	Principal Amount		Value
Semiconductors–(continued)
Micron Technology, Inc., 4.19%, 02/15/2027		$100,000	$98,763
			197,138
Specialty Chemicals–0.03%
PPG Industries, Inc., 1.20%, 03/15/2026		100,000	95,319
Steel–0.07%
ArcelorMittal S.A. (Luxembourg), 4.55%, 03/11/2026		200,000	199,222
Technology Distributors–0.03%
Avnet, Inc., 4.63%, 04/15/2026		90,000	89,523
Technology Hardware, Storage & Peripherals–0.13%
Apple, Inc.,
3.25%, 02/23/2026		185,000	182,474
3.20%, 05/11/2027		75,000	73,083
NetApp, Inc., 2.38%, 06/22/2027		150,000	141,781
			397,338
Telecom Tower REITs–0.09%
American Tower Corp.,
3.65%, 03/15/2027		135,000	131,682
3.55%, 07/15/2027		135,000	130,873
			262,555
Tobacco–0.30%
Altria Group, Inc.,
4.40%, 02/14/2026		200,000	199,032
6.20%, 11/01/2028		120,000	125,601
B.A.T Capital Corp. (United Kingdom),
3.22%, 09/06/2026		200,000	194,544
2.26%, 03/25/2028		100,000	91,782
Philip Morris International, Inc., 4.88%, 02/15/2028(c)		300,000	301,623
			912,582
Trading Companies & Distributors–0.04%
Air Lease Corp., 4.63%, 10/01/2028		135,000	133,660
Transaction & Payment Processing Services–0.08%
Global Payments, Inc., 2.15%, 01/15/2027		145,000	137,050
Western Union Co. (The), 1.35%, 03/15/2026		100,000	95,120
			232,170
Wireless Telecommunication Services–0.10%
Sprint Capital Corp., 6.88%, 11/15/2028(c)		295,000	316,643
Total U.S. Dollar Denominated Bonds & Notes (Cost $23,519,058)			23,256,704
Non-U.S. Dollar Denominated Bonds & Notes–3.80%(h)
Advertising–0.04%
WPP Finance S.A. (United Kingdom), 4.13%, 05/30/2028(i)	EUR	100,000	111,994
Agricultural Products & Services–0.04%
Archer-Daniels-Midland Co., 1.00%, 09/12/2025	EUR	100,000	107,013
	Principal Amount		Value
Apparel, Accessories & Luxury Goods–0.04%
PVH Corp., 3.13%, 12/15/2027(i)	EUR	100,000	$107,962
Automobile Manufacturers–0.26%
American Honda Finance Corp., 0.30%, 07/07/2028	EUR	103,000	101,283
BMW US Capital LLC (Germany), 3.00%, 11/02/2027(i)	EUR	30,000	32,635
Mercedes-Benz International Finance B.V. (Germany), 2.00%, 08/22/2026(i)	EUR	70,000	74,796
Nissan Motor Co. Ltd. (Japan), 2.65%, 03/17/2026(i)	EUR	100,000	107,474
RCI Banque S.A. (France),
1.75%, 04/10/2026(i)	EUR	50,000	53,249
3.88%, 01/12/2029(i)	EUR	30,000	33,125
Volkswagen Financial Services Overseas AG (Germany),
0.13%, 02/12/2027(i)	EUR	150,000	152,400
2.25%, 10/01/2027(i)	EUR	100,000	105,774
Volkswagen Leasing GmbH (Germany),
1.50%, 06/19/2026(i)	EUR	35,000	37,024
0.38%, 07/20/2026(i)	EUR	75,000	77,862
			775,622
Automotive Parts & Equipment–0.03%
Toyota Motor Finance (Netherlands) B.V. (Japan), 0.00%, 02/25/2028(i)(j)	EUR	100,000	98,495
Brewers–0.07%
Anheuser-Busch InBev S.A./N.V. (Belgium), 2.00%, 03/17/2028(i)	EUR	100,000	106,247
Carlsberg Breweries A/S (Denmark), 0.88%, 07/01/2029(i)	EUR	100,000	98,327
			204,574
Broadcasting–0.04%
TDF Infrastructure S.A.S.U. (France), 2.50%, 04/07/2026(i)	EUR	100,000	107,989
Building Products–0.04%
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 3.00%, 09/15/2028	EUR	100,000	108,007
Cable & Satellite–0.03%
SES S.A. (Luxembourg), 1.63%, 03/22/2026(i)	EUR	100,000	106,257
Commercial & Residential Mortgage Finance–0.10%
Aareal Bank AG (Germany), 0.50%, 04/07/2027(i)	EUR	300,000	304,963
Commodity Chemicals–0.03%
Borealis AG (Austria), 1.75%, 12/10/2025(i)	EUR	90,000	96,388
Construction & Engineering–0.07%
ISS Global A/S (Denmark), 0.88%, 06/18/2026(i)	EUR	100,000	105,068
Worley US Finance Sub Ltd. (Australia), 0.88%, 06/09/2026(i)	EUR	100,000	104,802
			209,870
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8	Invesco Fundamental Alternatives Fund

	Principal Amount		Value
Construction Materials–0.00%
Heidelberg Materials Finance (Luxembourg) S.A. (Germany), 1.63%, 04/07/2026(i)	EUR	7,000	$7,489
Consumer Electronics–0.03%
Whirlpool Finance (Luxembourg) S.a.r.l., 1.10%, 11/09/2027	EUR	100,000	102,184
Consumer Finance–0.03%
General Motors Financial Co., Inc., 0.65%, 09/07/2028(i)	EUR	103,000	101,719
Diversified Banks–0.94%
ASB Bank Ltd. (New Zealand), 0.25%, 09/08/2028(i)	EUR	104,000	101,763
Banco Santander S.A. (Spain),
3.13%, 01/19/2027(i)	EUR	100,000	108,771
0.50%, 02/04/2027(i)	EUR	100,000	103,214
Bank of America Corp., 0.58%, 08/24/2028(g)(i)	EUR	200,000	202,945
Bankinter S.A. (Spain), 0.88%, 07/08/2026(i)	EUR	100,000	105,132
Banque Federative du Credit Mutuel S.A. (France),
2.13%, 09/12/2026(i)	EUR	100,000	106,399
0.63%, 11/19/2027(i)	EUR	100,000	100,796
0.25%, 06/29/2028(i)	EUR	100,000	98,422
BNP Paribas S.A. (France),
2.88%, 10/01/2026(i)	EUR	200,000	216,520
0.25%, 04/13/2027(g)(i)	EUR	100,000	104,426
Credit Agricole S.A. (France),
0.38%, 10/21/2025(i)	EUR	100,000	106,355
1.75%, 03/05/2029(i)	EUR	100,000	101,948
ING Groep N.V. (Netherlands), 0.38%, 09/29/2028(g)(i)	EUR	100,000	100,512
National Bank of Canada (Canada), 3.75%, 01/25/2028(i)	EUR	100,000	110,804
NatWest Group PLC (United Kingdom), 4.07%, 09/06/2028(g)(i)	EUR	125,000	139,336
Raiffeisen Schweiz Genossenschaft (Switzerland), 5.23%, 11/01/2027(i)	EUR	100,000	114,908
Skandinaviska Enskilda Banken AB (Sweden), 0.75%, 08/09/2027(i)	EUR	300,000	307,223
Standard Chartered PLC (United Kingdom),
0.90%, 07/02/2027(g)(i)	EUR	100,000	104,969
0.80%, 11/17/2029(g)(i)	EUR	103,000	101,085
Swedbank AB (Sweden), 0.30%, 05/20/2027(g)(i)	EUR	200,000	208,696
Virgin Money UK PLC (United Kingdom), 4.63%, 10/29/2028(g)(i)	EUR	100,000	112,923
Volkswagen Bank GmbH (Germany), 2.50%, 07/31/2026(i)	EUR	100,000	107,093
			2,864,240
Diversified Capital Markets–0.27%
Deutsche Bank AG (Germany),
2.63%, 02/12/2026(i)	EUR	100,000	108,080
0.75%, 02/17/2027(g)(i)	EUR	100,000	105,541
Macquarie Group Ltd. (Australia), 0.63%, 02/03/2027(i)	EUR	100,000	103,238
	Principal Amount		Value
Diversified Capital Markets–(continued)
Santander Consumer Finance S.A. (Spain),
0.50%, 01/14/2027(i)	EUR	100,000	$103,104
3.75%, 01/17/2029(i)	EUR	100,000	111,050
UBS Group AG (Switzerland),
0.65%, 01/14/2028(g)(i)	EUR	100,000	102,816
0.25%, 11/05/2028(g)(i)	EUR	200,000	199,007
			832,836
Diversified Chemicals–0.07%
BASF SE (Germany), 0.25%, 06/05/2027(i)	EUR	200,000	204,292
Diversified Financial Services–0.14%
Clearstream Banking AG (Germany), 0.00%, 12/01/2025(i)(j)	EUR	200,000	210,917
JAB Holdings B.V. (Luxembourg), 1.75%, 06/25/2026(i)	EUR	100,000	106,579
NatWest Markets PLC (United Kingdom), 4.25%, 01/13/2028(i)	EUR	100,000	112,717
			430,213
Electric Utilities–0.21%
AusNet Services Holdings Pty. Ltd. (Australia), 1.50%, 02/26/2027(i)	EUR	200,000	210,594
Duke Energy Corp., 3.10%, 06/15/2028	EUR	100,000	108,288
Elenia Verkko OYJ (Finland), 0.38%, 02/06/2027(i)	EUR	200,000	203,855
Vestas Wind Systems Finance B.V. (Denmark), 1.50%, 06/15/2029(i)	EUR	100,000	100,400
			623,137
Gas Utilities–0.04%
2i Rete Gas S.p.A. (Italy), 1.75%, 08/28/2026(i)	EUR	115,000	122,423
Gold–0.03%
SELP Finance S.a.r.l. (Luxembourg), 0.88%, 05/27/2029(i)	EUR	100,000	96,531
Health Care Equipment–0.03%
DH Europe Finance II S.a.r.l., 0.45%, 03/18/2028	EUR	100,000	100,294
Health Care Services–0.02%
Fresenius Medical Care AG (Germany), 0.63%, 11/30/2026(i)	EUR	50,000	51,888
Highways & Railtracks–0.08%
APRR S.A. (France), 0.13%, 01/18/2029(i)	EUR	100,000	96,330
Autostrade per l’Italia S.p.A. (Italy), 2.00%, 12/04/2028(i)	EUR	135,000	139,262
			235,592
Hotels, Resorts & Cruise Lines–0.03%
InterContinental Hotels Group PLC (United Kingdom), 2.13%, 05/15/2027(i)	EUR	100,000	106,423
Household Products–0.02%
Procter & Gamble Co. (The), 4.88%, 05/11/2027	EUR	50,000	57,180
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9	Invesco Fundamental Alternatives Fund

	Principal Amount		Value
Human Resource & Employment Services–0.04%
Randstad N.V. (Netherlands), 3.61%, 03/12/2029(i)	EUR	100,000	$109,915
Industrial Machinery & Supplies & Components–0.07%
Sandvik AB (Sweden), 0.38%, 11/25/2028(i)	EUR	100,000	97,732
SKF AB (Sweden), 3.13%, 09/14/2028(i)	EUR	100,000	109,353
			207,085
Integrated Oil & Gas–0.10%
BP Capital Markets PLC, 1.59%, 07/03/2028(i)	EUR	100,000	103,445
Eni S.p.A. (Italy), 3.63%, 01/29/2029(i)	EUR	100,000	111,409
Shell International Finance B.V., 0.75%, 08/15/2028(i)	EUR	100,000	100,507
			315,361
Investment Banking & Brokerage–0.04%
Goldman Sachs Group, Inc. (The), 0.25%, 01/26/2028(i)	EUR	13,000	12,985
Morgan Stanley, 4.81%, 10/25/2028(g)	EUR	100,000	113,969
			126,954
IT Consulting & Other Services–0.10%
DXC Technology Co., 1.75%, 01/15/2026	EUR	100,000	106,925
International Business Machines Corp., 1.25%, 01/29/2027	EUR	200,000	210,134
			317,059
Life & Health Insurance–0.07%
New York Life Global Funding, 0.25%, 01/23/2027(i)	EUR	200,000	205,608
Multi-line Insurance–0.07%
Metropolitan Life Global Funding I,
4.00%, 04/05/2028(i)	EUR	100,000	112,397
0.50%, 05/25/2029(i)	EUR	100,000	96,914
			209,311
Multi-Sector Holdings–0.03%
Berkshire Hathaway, Inc., 1.13%, 03/16/2027	EUR	100,000	105,100
Office REITs–0.04%
Inmobiliaria Colonial SOCIMI S.A. (Spain), 1.63%, 11/28/2025(i)	EUR	100,000	107,299
Oil & Gas Exploration & Production–0.03%
APA Infrastructure Ltd. (Australia), 2.00%, 03/22/2027(i)	EUR	100,000	105,941
Oil & Gas Refining & Marketing–0.03%
Neste OYJ (Finland), 0.75%, 03/25/2028(i)	EUR	100,000	100,139
Packaged Foods & Meats–0.07%
General Mills, Inc., 0.13%, 11/15/2025	EUR	100,000	105,887
JDE Peet’s N.V. (Netherlands), 0.00%, 01/16/2026(i)(j)	EUR	100,000	104,968
			210,855
	Principal Amount		Value
Passenger Airlines–0.05%
easyJet FinCo B.V. (United Kingdom), 1.88%, 03/03/2028(i)	EUR	135,000	$139,879
Real Estate Operating Companies–0.03%
Hemso Treasury OYJ (Sweden), 0.00%, 01/19/2028(i)(j)	EUR	100,000	98,038
Regional Banks–0.08%
Credit Mutuel Arkea S.A. (France), 0.38%, 10/03/2028(i)	EUR	100,000	97,755
SpareBank 1 SMN (Norway), 0.01%, 02/18/2028(i)	EUR	140,000	138,421
			236,176
Renewable Electricity–0.04%
Southern Power Co., 1.85%, 06/20/2026	EUR	100,000	107,028
Soft Drinks & Non-alcoholic Beverages–0.03%
Coca-Cola Europacific Partners PLC (United Kingdom), 0.20%, 12/02/2028(i)	EUR	100,000	97,137
Telecom Tower REITs–0.04%
American Tower Corp., 1.95%, 05/22/2026	EUR	100,000	107,060
Tobacco–0.07%
B.A.T. International Finance PLC (United Kingdom), 3.13%, 03/06/2029(i)	EUR	100,000	108,376
Imperial Brands Finance PLC (United Kingdom), 3.38%, 02/26/2026(i)	EUR	100,000	109,173
			217,549
Transaction & Payment Processing Services–0.04%
Euronet Worldwide, Inc., 1.38%, 05/22/2026	EUR	110,000	115,698
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $11,628,239)			11,514,767
Variable Rate Senior Loan Interests–0.01%(k)(l)
Oil & Gas Equipment & Services–0.01%
McDermott International Ltd., LOC, 0.00%, 12/31/2026 (Cost $33,085)(d)(m)		$33,085	32,258
	Shares
Preferred Stocks–0.00%
Oil & Gas Storage & Transportation–0.00%
Southcross Energy Partners L.P., Series A, Pfd. (Cost $68,449)(d)		68,467	404
Money Market Funds–25.03%
Invesco Treasury Portfolio, Institutional Class, 4.73%(n)(o) (Cost $75,972,364)		75,972,364	75,972,364
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-85.79% (Cost $232,271,201)			260,392,658
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10	Invesco Fundamental Alternatives Fund

Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.71%
Invesco Private Government Fund, 4.84%(n)(o)(p)	597,609	$597,609
Invesco Private Prime Fund, 4.99%(n)(o)(p)	1,559,050	1,559,518
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,157,127)		2,157,127
TOTAL INVESTMENTS IN SECURITIES–86.50% (Cost $234,428,328)		262,549,785
OTHER ASSETS LESS LIABILITIES—13.50%		40,966,947
NET ASSETS–100.00%		$303,516,732
Investment Abbreviations:
EUR	– Euro
LOC	– Letter of Credit
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Notes to Consolidated Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2024.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 2N.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $9,858,717, which represented 3.25% of the Fund’s Net Assets.
(j)	Zero coupon bond issued at a discount.
(k)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(l)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(m)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(n)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Treasury Portfolio, Institutional Class	$90,165,725	$68,469,835	$(82,663,196)	$-	$-	$75,972,364	$4,319,419
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,692,553	23,500,151	(24,595,095)	-	-	597,609	43,144*
Invesco Private Prime Fund	4,353,875	46,310,171	(49,106,534)	110	1,896	1,559,518	116,622*
Total	$96,212,153	$138,280,157	$(156,364,825)	$110	$1,896	$78,129,491	$4,479,185

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(o)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(p)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11	Invesco Fundamental Alternatives Fund

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Currency Risk
British Pound	82	December-2024	$6,601,513	$(89,397)	$(89,397)
Equity Risk
Amsterdam Index	11	November-2024	2,088,917	(52,288)	(52,288)
E-Mini Russell 2000 Index	25	December-2024	2,760,750	(24,533)	(24,533)
Eurex DAX Index	8	December-2024	4,166,517	(2,329)	(2,329)
EURO STOXX 50 Index	38	December-2024	1,998,109	(40,613)	(40,613)
FTSE 100 Index	24	December-2024	2,515,048	(53,685)	(53,685)
FTSE MIB Index	18	December-2024	3,335,955	12,902	12,902
Hang Seng Index	18	November-2024	2,355,900	(17,085)	(17,085)
IBEX 35 Index	32	November-2024	4,054,540	(103,111)	(103,111)
MSCI Emerging Markets Index	58	December-2024	3,266,850	(10,781)	(10,781)
OMS Stockholm 30 Index	120	November-2024	2,854,273	(53,595)	(53,595)
S&P/TSX 60 Index	22	December-2024	4,573,649	31,363	31,363
SPI 200 Index	38	December-2024	5,107,843	(32,104)	(32,104)
Tokyo Stock Price Index	8	December-2024	1,418,718	(896)	(896)
Subtotal				(346,755)	(346,755)
Interest Rate Risk
Euro-BTP	55	December-2024	7,152,227	(43,659)	(43,659)
U.S. Treasury 5 Year Notes	130	December-2024	13,940,469	(336,112)	(336,112)
Subtotal				(379,771)	(379,771)
Subtotal—Long Futures Contracts				(815,923)	(815,923)
Short Futures Contracts
Currency Risk
Australian Dollar	60	December-2024	(3,946,500)	11,389	11,389
Canadian Dollar	91	December-2024	(6,552,000)	90,589	90,589
Euro	48	December-2024	(6,534,000)	(3,558)	(3,558)
Japanese Yen	55	December-2024	(4,546,438)	75,889	75,889
New Zealand Dollar	64	December-2024	(3,821,120)	39,518	39,518
Swiss Franc	20	December-2024	(2,906,750)	(1,733)	(1,733)
Subtotal				212,094	212,094
Equity Risk
CAC 40 Index	23	November-2024	(1,841,593)	29,782	29,782
E-Mini S&P 500 Index	155	December-2024	(44,473,375)	(895,099)	(895,099)
Subtotal				(865,317)	(865,317)
Interest Rate Risk
Australia 10 Year Bonds	97	December-2024	(7,139,676)	125,166	125,166
Canada 10 Year Bonds	15	December-2024	(1,314,217)	(413)	(413)
Euro-Bobl	34	December-2024	(4,369,600)	6,906	6,906
Euro-Bund	18	December-2024	(2,580,578)	17,609	17,609
Euro-Buxl	14	December-2024	(2,015,644)	(15,474)	(15,474)
Euro-OAT	42	December-2024	(5,695,154)	38,167	38,167
Euro-Schatz	81	December-2024	(9,386,998)	13,160	13,160
Long Gilt	41	December-2024	(4,971,658)	128,472	128,472
SFE 3 Year Australian Bond	56	December-2024	(3,890,726)	11,463	11,463
U.S. Treasury 2 Year Notes	7	December-2024	(1,441,617)	451	451
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12	Invesco Fundamental Alternatives Fund

Open Futures Contracts(a)—(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Notes	44	December-2024	$(4,860,625)	$48,852	$48,852
U.S. Treasury Long Bonds	22	December-2024	(2,595,312)	18,220	18,220
Subtotal				392,579	392,579
Subtotal—Short Futures Contracts				(260,644)	(260,644)
Total Futures Contracts				$(1,076,567)	$(1,076,567)

(a)	Futures contracts collateralized by $7,680,898 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
11/25/2024	BNP Paribas S.A.	USD	12,999	EUR	12,000	$66
11/25/2024	Citibank, N.A.	EUR	11,469,000	USD	12,624,239	138,092
11/25/2024	J.P. Morgan Chase Bank, N.A.	EUR	212,000	USD	235,512	4,710
11/25/2024	Merrill Lynch International	EUR	35,000	USD	38,858	754
11/25/2024	Merrill Lynch International	USD	13,042	EUR	12,000	22
Subtotal—Appreciation						143,644
Currency Risk
11/25/2024	Citibank, N.A.	USD	1,039,148	EUR	934,000	(22,315)
11/25/2024	Goldman Sachs International	USD	18,958	EUR	17,000	(450)
11/25/2024	J.P. Morgan Chase Bank, N.A.	EUR	45,000	USD	48,820	(171)
11/25/2024	J.P. Morgan Chase Bank, N.A.	USD	20,973	EUR	19,000	(288)
Subtotal—Depreciation						(23,224)
Total Forward Foreign Currency Contracts						$120,420

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 42, Version 1	Sell	5.00%	Quarterly	06/20/2029	3.103%	USD	650,000	$38,278	$47,493	$9,215

(a)	Centrally cleared swap agreements collateralized by $49,122 cash held with Citigroup Global Markets, Inc.
(b)	Implied credit spreads represent the current level, as of October 31, 2024, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
13	Invesco Fundamental Alternatives Fund

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity(b)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Gasoil Index	0.04%	Monthly	11,250	July—2025	USD	1,386,381	$70,939	$81,647	$10,708
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Gasoline Index	0.06	Monthly	7,170	July—2025	USD	1,413,486	94,008	105,816	11,808
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Heating Oil Index	0.04	Monthly	11,850	July—2025	USD	1,404,445	17,526	72,250	54,724
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Wheat Index	0.04	Monthly	119,000	June—2025	USD	1,801,056	13,048	86,227	73,180
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Silver Index	0.08	Monthly	13,680	March—2025	USD	1,978,759	13,909	64,412	50,503
Citibank, N.A.	Pay	CITI Commodities Benchmark (Regular Roll) Mono Index Soybean Oil	0.06	Monthly	7,900	December—2024	USD	2,041,176	(1,538)	7,142	8,679
Royal Bank of Canada	Pay	RBC Commodity CNE0 Excess Return Custom Index	0.06	Monthly	107,700	November—2024	USD	2,292,481	—	0	0
Royal Bank of Canada	Pay	RBC Commodity NGE0 Excess Return Custom Index	0.05	Monthly	39,800,000	November—2024	USD	756,200	(2,430)	0	2,430
Royal Bank of Canada	Pay	RBC Commodity SME0 Excess Return Custom Index	0.05	Monthly	2,410	October—2025	USD	1,577,970	—	0	0
Royal Bank of Canada	Receive	RBC Gold E0 Excess Return Index	0.06	Monthly	7,750	February—2025	USD	4,457,788	—	0	0
Subtotal — Appreciation									205,462	417,494	212,032
Commodity Risk
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Brent Crude Oil Index	0.04	Monthly	14,100	October—2025	USD	1,633,851	26,466	22,131	(4,335)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Aluminum Index	0.10	Monthly	22,650	September—2025	USD	2,001,082	(390)	(14,521)	(14,131)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Copper Index	0.08	Monthly	9,350	September—2025	USD	1,648,157	(2,290)	(51,769)	(49,479)
Citibank, N.A.	Pay	CITI Commodities Benchmark (Regular Roll) Mono Index Soybean Oil	0.06	Monthly	27,400	November—2024	USD	1,863,141	(7,715)	(119,327)	(111,612)
Royal Bank of Canada	Pay	RBC Commodity CLE0 Excess Return Custom Index	0.05	Monthly	30,000	October—2025	USD	1,466,555	23,297	13,437	(9,860)
Subtotal — Depreciation									39,368	(150,049)	(189,417)
Total — Total Return Swap Agreements									$244,830	$267,445	$22,615

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
14	Invesco Fundamental Alternatives Fund

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce Gasoil Index
	Long Futures Contracts
	Gasoil	100.00%
Canadian Imperial Bank of Commerce Heating Oil Index
	Long Futures Contracts
	Heating Oil	100.00%
Canadian Imperial Bank of Commerce Wheat Index
	Long Futures Contracts
	Wheat	100.00%
Canadian Imperial Bank of Commerce Silver Index
	Long Futures Contracts
	Silver	100.00%
CITI Commodities Benchmark (Regular Roll) Mono Index Soybean Oil
	Long Futures Contracts
	Soybean Oil	100.00%
RBC Commodity CNE0 Excess Return Custom Index
	Long Futures Contracts
	Corn	100.00%
RBC Commodity NGE0 Excess Return Custom Index
	Long Futures Contracts
	Natural Gas	100.00%
RBC Commodity SME0 Excess Return Custom Index
	Long Futures Contracts
	Soymeal	100.00%
RBC Gold E0 Excess Return Index
	Long Futures Contracts
	Gold	100.00%
Canadian Imperial Bank of Commerce Brent Crude Oil Index
	Long Futures Contracts
	Brent Crude Oil	100.00%
Canadian Imperial Bank of Commerce Aluminum Index
	Long Futures Contracts
	Aluminium	100.00%
Canadian Imperial Bank of Commerce Copper Index
	Long Futures Contracts
	Copper	100.00%
CITI Commodities Benchmark (Regular Roll) Mono Index Soybean Oil
	Long Futures Contracts
	Soybean Oil	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
15	Invesco Fundamental Alternatives Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
RBC Commodity CLE0 Excess Return Custom Index
	Long Futures Contracts
	Crude Oil	100.00%

Abbreviations:
EUR	—Euro
USD	—U.S. Dollar
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
16	Invesco Fundamental Alternatives Fund

Consolidated Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $156,298,837)*	$184,420,294
Investments in affiliated money market funds, at value (Cost $78,129,491)	78,129,491
Other investments:
Variation margin receivable — futures contracts	3,101,200
Swaps receivable — OTC	568,580
Unrealized appreciation on swap agreements — OTC	212,032
Premiums paid on swap agreements — OTC	244,830
Unrealized appreciation on forward foreign currency contracts outstanding	143,644
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	7,680,898
Cash collateral — centrally cleared swap agreements	49,122
Cash	30,994,968
Foreign currencies, at value (Cost $73,036)	71,920
Receivable for:
Investments sold	298,678
Fund shares sold	51,146
Dividends	420,607
Interest	554,801
Investment for trustee deferred compensation and retirement plans	106,651
Other assets	45,870
Total assets	307,094,732
Liabilities:
Other investments:
Variation margin payable — centrally cleared swap agreements	1,722
Unrealized depreciation on forward foreign currency contracts outstanding	23,224
Swaps payable — OTC	104,504
Unrealized depreciation on swap agreements—OTC	189,417
Payable for:
Investments purchased	61,743
Fund shares reacquired	277,550
Collateral upon return of securities loaned	2,157,127
Accrued fees to affiliates	145,742
Accrued trustees’ and officers’ fees and benefits	1,340
Accrued other operating expenses	81,474
Trustee deferred compensation and retirement plans	155,781
Unfunded loan commitments	33,085
Collateral due to broker - centrally cleared swap agreements	337,366
Collateral due to broker - OTC Derivatives	7,925
Total liabilities	3,578,000
Net assets applicable to shares outstanding	$303,516,732
Net assets consist of:
Shares of beneficial interest	$270,071,939
Distributable earnings	33,444,793
$303,516,732
Net Assets:
Class A	$263,806,541
Class C	$7,438,310
Class R	$9,220,075
Class Y	$20,956,075
Class R5	$9,553
Class R6	$2,086,178
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	10,458,165
Class C	341,240
Class R	386,057
Class Y	806,865
Class R5	377
Class R6	79,754
Class A:
Net asset value per share	$25.22
Maximum offering price per share (Net asset value of $25.22 ÷ 94.50%)	$26.69
Class C:
Net asset value and offering price per share	$21.80
Class R:
Net asset value and offering price per share	$23.88
Class Y:
Net asset value and offering price per share	$25.97
Class R5:
Net asset value and offering price per share	$25.34
Class R6:
Net asset value and offering price per share	$26.16

*	At October 31, 2024, securities with an aggregate value of $2,101,334 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
17	Invesco Fundamental Alternatives Fund

Consolidated Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$2,689,823
Dividends (net of foreign withholding taxes of $1,279)	2,052,394
Dividends from affiliated money market funds (includes net securities lending income of $4,319)	4,323,738
Total investment income	9,065,955
Expenses:
Advisory fees	2,677,336
Administrative services fees	46,100
Custodian fees	49,286
Distribution fees:
Class A	680,805
Class C	91,462
Class R	50,826
Transfer agent fees — A, C, R and Y	576,347
Transfer agent fees — R5	3
Transfer agent fees — R6	563
Trustees’ and officers’ fees and benefits	38,658
Registration and filing fees	83,272
Reports to shareholders	81,788
Professional services fees	94,330
Other	13,071
Total expenses	4,483,847
Less: Fees waived and/or expense offset arrangement(s)	(133,076)
Net expenses	4,350,771
Net investment income	4,715,184
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	16,873,863
Affiliated investment securities	1,896
Foreign currencies	34,874
Forward foreign currency contracts	205,021
Futures contracts	(11,372,015)
Swap agreements	386,250
6,129,889
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	17,858,686
Affiliated investment securities	110
Foreign currencies	(5,242)
Forward foreign currency contracts	(375,490)
Futures contracts	(4,919,964)
Swap agreements	58,634
12,616,734
Net realized and unrealized gain	18,746,623
Net increase in net assets resulting from operations	$23,461,807
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
18	Invesco Fundamental Alternatives Fund

Consolidated Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$4,715,184	$3,952,887
Net realized gain	6,129,889	4,708,192
Change in net unrealized appreciation (depreciation)	12,616,734	(2,497,278)
Net increase in net assets resulting from operations	23,461,807	6,163,801
Distributions to shareholders from distributable earnings:
Class A	(12,216,526)	(7,437,551)
Class C	(455,690)	(382,548)
Class R	(466,575)	(279,243)
Class Y	(1,294,309)	(1,191,849)
Class R5	(461)	(235)
Class R6	(108,646)	(79,119)
Total distributions from distributable earnings	(14,542,207)	(9,370,545)
Share transactions–net:
Class A	(19,920,340)	(26,336,193)
Class C	(3,583,330)	(2,814,387)
Class R	(1,518,759)	(115,402)
Class Y	(11,265,022)	(21,575,654)
Class R5	(107)	—
Class R6	(502,862)	(1,116,764)
Net increase (decrease) in net assets resulting from share transactions	(36,790,420)	(51,958,400)
Net increase (decrease) in net assets	(27,870,820)	(55,165,144)
Net assets:
Beginning of year	331,387,552	386,552,696
End of year	$303,516,732	$331,387,552
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
19	Invesco Fundamental Alternatives Fund

Consolidated Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Class A
Year ended 10/31/24	$24.55	$0.37	$1.41	$1.78	$(0.21)	$(0.90)	$(1.11)	$25.22	7.49%	$263,807	1.35%	1.39%	1.35%	1.48%	47%
Year ended 10/31/23	24.75	0.27	0.15	0.42	—	(0.62)	(0.62)	24.55	1.71	276,078	1.33	1.37	1.33	1.11	61
Year ended 10/31/22	27.26	(0.05)	(1.69)	(1.74)	(0.77)	—	(0.77)	24.75	(6.60)	304,850	1.33	1.34	1.33	(0.20)	29
Year ended 10/31/21	26.50	(0.08)	1.35	1.27	(0.51)	—	(0.51)	27.26	4.84	362,634	1.32	1.38	1.32	(0.27)	74
Year ended 10/31/20	26.83	0.28	(0.07)	0.21	(0.54)	—	(0.54)	26.50	0.77	386,680	1.56	1.61	1.52	1.07	223
Class C
Year ended 10/31/24	21.33	0.16	1.23	1.39	(0.02)	(0.90)	(0.92)	21.80	6.74	7,438	2.10	2.14	2.10	0.73	47
Year ended 10/31/23	21.75	0.08	0.12	0.20	—	(0.62)	(0.62)	21.33	0.92	10,842	2.08	2.12	2.08	0.36	61
Year ended 10/31/22	24.02	(0.21)	(1.50)	(1.71)	(0.56)	—	(0.56)	21.75	(7.32)	13,916	2.08	2.09	2.08	(0.95)	29
Year ended 10/31/21	23.36	(0.25)	1.21	0.96	(0.30)	—	(0.30)	24.02	4.11	19,401	2.08	2.13	2.08	(1.03)	74
Year ended 10/31/20	23.60	0.07	(0.07)	-	(0.24)	—	(0.24)	23.36	0.00	27,495	2.33	2.35	2.28	0.30	223
Class R
Year ended 10/31/24	23.29	0.29	1.35	1.64	(0.15)	(0.90)	(1.05)	23.88	7.26	9,220	1.60	1.64	1.60	1.23	47
Year ended 10/31/23	23.57	0.20	0.14	0.34	—	(0.62)	(0.62)	23.29	1.45	10,485	1.58	1.62	1.58	0.86	61
Year ended 10/31/22	26.00	(0.11)	(1.62)	(1.73)	(0.70)	—	(0.70)	23.57	(6.87)	10,728	1.58	1.59	1.58	(0.45)	29
Year ended 10/31/21	25.29	(0.14)	1.29	1.15	(0.44)	—	(0.44)	26.00	4.58	12,755	1.58	1.63	1.58	(0.53)	74
Year ended 10/31/20	25.60	0.21	(0.07)	0.14	(0.45)	—	(0.45)	25.29	0.51	13,867	1.82	1.86	1.78	0.81	223
Class Y
Year ended 10/31/24	25.25	0.44	1.45	1.89	(0.27)	(0.90)	(1.17)	25.97	7.76	20,956	1.10	1.14	1.10	1.73	47
Year ended 10/31/23	25.37	0.34	0.16	0.50	—	(0.62)	(0.62)	25.25	1.99	31,447	1.08	1.12	1.08	1.36	61
Year ended 10/31/22	27.94	0.02	(1.75)	(1.73)	(0.84)	—	(0.84)	25.37	(6.41)	53,389	1.08	1.09	1.08	0.05	29
Year ended 10/31/21	27.14	(0.01)	1.39	1.38	(0.58)	—	(0.58)	27.94	5.14	103,680	1.07	1.13	1.07	(0.02)	74
Year ended 10/31/20	27.47	0.36	(0.08)	0.28	(0.61)	—	(0.61)	27.14	1.00	165,217	1.31	1.35	1.27	1.32	223
Class R5
Year ended 10/31/24	24.66	0.46	1.43	1.89	(0.31)	(0.90)	(1.21)	25.34	7.97	10	0.96	0.99	0.96	1.87	47
Year ended 10/31/23	24.76	0.37	0.15	0.52	—	(0.62)	(0.62)	24.66	2.12	9	0.93	0.96	0.93	1.51	61
Year ended 10/31/22	27.29	0.05	(1.69)	(1.64)	(0.89)	—	(0.89)	24.76	(6.25)	9	0.93	0.94	0.93	0.20	29
Year ended 10/31/21	26.55	0.03	1.35	1.38	(0.64)	—	(0.64)	27.29	5.24	10	0.91	0.92	0.91	0.14	74
Year ended 10/31/20	26.87	0.39	(0.05)	0.34	(0.66)	—	(0.66)	26.55	1.23	10	1.14	1.15	1.10	1.49	223
Class R6
Year ended 10/31/24	25.42	0.48	1.47	1.95	(0.31)	(0.90)	(1.21)	26.16	7.96	2,086	0.96	0.99	0.96	1.87	47
Year ended 10/31/23	25.51	0.38	0.15	0.53	—	(0.62)	(0.62)	25.42	2.10	2,526	0.93	0.96	0.93	1.51	61
Year ended 10/31/22	28.09	0.06	(1.75)	(1.69)	(0.89)	—	(0.89)	25.51	(6.25)	3,660	0.93	0.94	0.93	0.20	29
Year ended 10/31/21	27.27	0.04	1.42	1.46	(0.64)	—	(0.64)	28.09	5.40	6,743	0.90	0.92	0.90	0.15	74
Year ended 10/31/20	27.60	0.41	(0.08)	0.33	(0.66)	—	(0.66)	27.27	1.19	215,374	1.12	1.14	1.08	1.51	223

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.02% for the year ended October 31, 2020, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
20	Invesco Fundamental Alternatives Fund

Notes to Consolidated Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Fundamental Alternatives Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Fundamental Alternatives Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund will seek to gain exposure to commodity-linked derivatives primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds and exchange-traded products related to gold or other special minerals, and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is to seek total return.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
21	Invesco Fundamental Alternatives Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
22	Invesco Fundamental Alternatives Fund

I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.
K.	Securities Sold Short - The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.
The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The Short stock rebate, if any, presented in the Consolidated Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
M.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary
23	Invesco Fundamental Alternatives Fund

risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
N.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
O.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.
24	Invesco Fundamental Alternatives Fund

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2024, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
P.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Q.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
R.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
S.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities, when rates increase. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended, and could negatively affect the Fund and its shareholders.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
25	Invesco Fundamental Alternatives Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $1 billion	0.850%
Next $500 million	0.800%
Next $500 million	0.750%
Next $500 million	0.700%
Next $500 million	0.650%
Next $500 million	0.600%
Next $500 million	0.550%
Over $4 billion	0.500%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.84%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary.  In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $91,149.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2024, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $19,567 in front-end sales commissions from the sale of Class A shares and $32 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when
26	Invesco Fundamental Alternatives Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$107,692,217	$—	$10	$107,692,227
U.S. Treasury Securities	—	41,923,934	—	41,923,934
U.S. Dollar Denominated Bonds & Notes	—	23,256,704	—	23,256,704
Non-U.S. Dollar Denominated Bonds & Notes	—	11,514,767	—	11,514,767
Variable Rate Senior Loan Interests	—	—	32,258	32,258
Preferred Stocks	—	—	404	404
Money Market Funds	75,972,364	2,157,127	—	78,129,491
Total Investments in Securities	183,664,581	78,852,532	32,672	262,549,785
Other Investments - Assets*
Futures Contracts	699,898	—	—	699,898
Forward Foreign Currency Contracts	—	143,644	—	143,644
Swap Agreements	—	221,247	—	221,247
	699,898	364,891	—	1,064,789
Other Investments - Liabilities*
Futures Contracts	(1,776,465)	—	—	(1,776,465)
Forward Foreign Currency Contracts	—	(23,224)	—	(23,224)
Swap Agreements	—	(189,417)	—	(189,417)
	(1,776,465)	(212,641)	—	(1,989,106)
Total Other Investments	(1,076,567)	152,250	—	(924,317)
Total Investments	$182,588,014	$79,004,782	$32,672	$261,625,468

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2024:
	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$—	$217,385	$74,047	$408,466	$699,898
Unrealized appreciation on swap agreements — Centrally Cleared(a)	—	9,215	—	—	—	9,215
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	143,644	—	—	143,644
Unrealized appreciation on swap agreements — OTC	212,032	—	—	—	—	212,032
Total Derivative Assets	212,032	9,215	361,029	74,047	408,466	1,064,789
Derivatives not subject to master netting agreements	—	(9,215)	(217,385)	(74,047)	(408,466)	(709,113)
Total Derivative Assets subject to master netting agreements	$212,032	$—	$143,644	$—	$—	$355,676

27	Invesco Fundamental Alternatives Fund

	Value
Derivative Liabilities	Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$—	$(94,688)	$(1,286,119)	$(395,658)	$(1,776,465)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(23,224)	—	—	(23,224)
Unrealized depreciation on swap agreements — OTC	(189,417)	—	—	—	(189,417)
Total Derivative Liabilities	(189,417)	(117,912)	(1,286,119)	(395,658)	(1,989,106)
Derivatives not subject to master netting agreements	—	94,688	1,286,119	395,658	1,776,465
Total Derivative Liabilities subject to master netting agreements	$(189,417)	$(23,224)	$—	$—	$(212,641)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2024.
								Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)
Fund
BNP Paribas S.A.	$66	$—	$66	$—	$—	$—	$66	$—	$—	$66
Citibank, N.A.	138,092	—	138,092	(22,315)	—	(22,315)	115,777	—	—	115,777
Goldman Sachs International	—	—	—	(450)	—	(450)	(450)	—	—	(450)
J.P. Morgan Chase Bank, N.A.	4,710	—	4,710	(459)	—	(459)	4,251	—	—	4,251
Merrill Lynch International	776	—	776	—	—	—	776	—	—	776
Subtotal - Fund	143,644	—	143,644	(23,224)	—	(23,224)	120,420	—	—	120,420
Subsidiary
Canadian Imperial Bank of Commerce	—	230,947	230,947	—	(148,609)	(148,609)	82,338	—	—	82,338
Citibank, N.A.	—	18,833	18,833	—	(111,708)	(111,708)	(92,875)	—	—	(92,875)
Royal Bank of Canada	—	530,832	530,832	—	(33,605)	(33,605)	497,227	—	—	497,227
Subtotal - Subsidiary	—	780,612	780,612	—	(293,922)	(293,922)	486,690	—	—	486,690
Total	$143,644	$780,612	$924,256	$(23,224)	$(293,922)	$(317,146)	$607,110	$—	$—	$607,110
(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$-	$205,021	$-	$-	$205,021
Futures contracts	(47,786)	-	(1,409,461)	(7,425,096)	(2,489,672)	(11,372,015)
Swap agreements	231,930	154,320	-	-	-	386,250
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	-	(375,490)	-	-	(375,490)
Futures contracts	39,148	-	122,697	(4,542,246)	(539,563)	(4,919,964)
Swap agreements	20,335	38,299	-	-	-	58,634
Total	$243,627	$192,619	$(1,457,233)	$(11,967,342)	$(3,029,235)	$(16,017,564)
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$15,616,728	$177,609,663	$43,425,715
28	Invesco Fundamental Alternatives Fund

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $41,927.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Unfunded Loan Commitments
Pursuant to the terms of certain senior loan agreements, the Fund held the following unfunded loan commitments as of October 31, 2024. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid senior loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.
Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
McDermott International Ltd.	LOC	$33,085	$(827)
NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$2,720,893	$—
Long-term capital gain	11,821,314	9,370,545
Total distributions	$14,542,207	$9,370,545

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$4,648,142
Undistributed long-term capital gain	1,372,555
Net unrealized appreciation — investments	27,572,886
Net unrealized appreciation — foreign currencies	434
Temporary book/tax differences	(149,224)
Shares of beneficial interest	270,071,939
Total net assets	$303,516,732
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddles, wash sales and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2024.
NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $89,978,924 and $133,170,270, respectively. As of October 31, 2024, the aggregate cost of
29	Invesco Fundamental Alternatives Fund

investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$32,471,643
Aggregate unrealized (depreciation) of investments	(4,898,757)
Net unrealized appreciation of investments	$27,572,886
Cost of investments for tax purposes is $234,297,412.
NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of partnerships, foreign currency transactions and income from the subsidiary, on October 31, 2024, undistributed net investment income was decreased by $911,537, undistributed net realized gain was increased by $1,154,382 and shares of beneficial interest was decreased by $242,845. This reclassification had no effect on the net assets of the Fund.
NOTE 12—Senior Loan Participation Commitments
The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a senior loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
At the year ended October 31, 2024, the following sets forth the selling participants with respect to interest in senior loans purchased by the Fund on a participation basis.
Selling Participant	Principal Amount	Value
Barclays Bank PLC	$33,085	$32,258

NOTE 13—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	281,231	$6,955,688	343,662	$8,401,076
Class C	44,301	949,375	57,318	1,222,239
Class R	31,377	733,422	49,188	1,145,235
Class Y	100,320	2,539,583	114,767	2,883,235
Class R6	14,121	362,401	12,156	308,104
Issued as reinvestment of dividends:
Class A	483,995	11,543,290	290,320	7,051,867
Class C	20,970	434,914	17,410	369,953
Class R	20,447	462,718	12,058	278,537
Class Y	45,406	1,112,451	39,960	996,195
Class R6	3,348	82,539	2,477	62,103
Automatic conversion of Class C shares to Class A shares:
Class A	126,094	3,099,848	79,381	1,936,644
Class C	(145,324)	(3,099,848)	(90,968)	(1,936,644)
Reacquired:
Class A	(1,680,221)	(41,519,166)	(1,784,801)	(43,725,780)
Class C	(86,989)	(1,867,771)	(115,424)	(2,469,935)
Class R	(115,869)	(2,714,899)	(66,214)	(1,539,174)
Class Y	(584,529)	(14,917,056)	(1,013,263)	(25,455,084)
Class R5	(3)	(107)	-	-
Class R6	(37,066)	(947,802)	(58,769)	(1,486,971)
Net increase (decrease) in share activity	(1,478,391)	$(36,790,420)	(2,110,742)	$(51,958,400)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
NOTE 14—Subsequent Event
At a meeting held on December 11, 2024, the Board of Trustees approved the following changes to the Fund, effective on or about February 28, 2025.
30	Invesco Fundamental Alternatives Fund

The name of the Fund and all references thereto will change from Invesco Fundamental Alternatives Fund to Invesco Multi-Strategy Fund. In addition, the principal investment strategy of the Fund will be updated to reflect investing in affiliated and unaffiliated exchange-traded funds, consistent with the Fund’s current investment objective.
31	Invesco Fundamental Alternatives Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Fundamental Alternatives Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Fundamental Alternatives Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related consolidated statement of operations for the year ended October 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent, agent banks, portfolio company investees and brokers; when replies were not received from agent banks, portfolio company investees or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
32	Invesco Fundamental Alternatives Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Fundamental Alternatives Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior
Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the HFRX Global Hedge Fund Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s
33	Invesco Fundamental Alternatives Fund

acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund’s lower equity market beta exposure versus peers and the use of certain hedging sub-strategies detracted from relative performance. The Board also considered that the Fund underwent portfolio management and corresponding investment strategy changes in 2020, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted
that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades
34	Invesco Fundamental Alternatives Fund

were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
35	Invesco Fundamental Alternatives Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$11,821,314
Qualified Dividend Income*	84.70%
Corporate Dividends Received Deduction*	84.49%
U.S. Treasury Obligations*	28.01%
Qualified Business Income*	0.00%
Business Interest Income*	15.41%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
36	Invesco Fundamental Alternatives Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
37	Invesco Fundamental Alternatives Fund

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SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-FALT-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco Global Allocation Fund
Nasdaq:
A: QVGIX ■ C: QGRCX ■ R: QGRNX ■ Y: QGRYX ■ R5: GLALX ■ R6: QGRIX

2	Consolidated Schedule of Investments
10	Consolidated Financial Statements
13	Consolidated Financial Highlights
14	Notes to Consolidated Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Approval of Investment Advisory and Sub-Advisory Contracts
27	Tax Information
28	Other Information Required in Form N-CSR (Items 8-11)

Consolidated Schedule of Investments(a)
October 31, 2024
Shares		Value
Exchange-Traded Funds–44.55%
Invesco Emerging Markets Sovereign Debt ETF(b)	383,000	$7,847,670
Invesco High Yield Bond Factor ETF(b)	1,076,000	24,226,140
Invesco International Developed Dynamic Multifactor ETF(b)(c)	5,817,300	141,476,736
Invesco Russell 1000® Dynamic Multifactor ETF(b)	4,151,760	218,091,953
Invesco Russell 2000® Dynamic Multifactor ETF(b)	1,607,300	63,118,671
Total Exchange-Traded Funds (Cost $348,600,683)		454,761,170
Principal Amount
U.S. Treasury Securities–33.57%
U.S. Treasury Notes–33.57%
3.88%, 12/31/2027	$23,390,000	23,215,032
3.88%, 12/31/2029(d)	68,550,000	67,607,437
1.88%, 02/15/2032(d)	171,525,000	146,261,913
4.38%, 05/15/2034	104,800,000	105,561,437
Total U.S. Treasury Securities (Cost $345,507,973)		342,645,819
Shares
Common Stocks & Other Equity Interests–18.07%
Advertising–0.12%
Trade Desk, Inc. (The), Class A(e)	10,519	1,264,489
Aerospace & Defense–0.42%
Airbus SE (France)	13,013	1,985,019
Axon Enterprise, Inc.(e)	1,921	813,543
BAE Systems PLC (United Kingdom)	34,020	548,311
Curtiss-Wright Corp.	984	339,441
Howmet Aerospace, Inc.	5,924	590,741
		4,277,055
Air Freight & Logistics–0.06%
ZTO Express (Cayman), Inc., ADR (China)(c)	27,037	624,825
Airport Services–0.01%
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	5,160	138,008
Apparel Retail–0.06%
Burlington Stores, Inc.(e)	1,992	493,558
TJX Cos., Inc. (The)	963	108,848
		602,406
Apparel, Accessories & Luxury Goods–0.50%
Brunello Cucinelli S.p.A. (Italy)	4,298	425,162
Cie Financiere Richemont S.A. (Switzerland)	1,363	198,453
Ermenegildo Zegna N.V. (Italy)	15,443	117,367
Hermes International S.C.A. (France)	372	845,463
LVMH Moet Hennessy Louis Vuitton SE (France)	3,084	2,053,082
Moncler S.p.A. (Italy)	9,681	537,852
Shares		Value
Apparel, Accessories & Luxury Goods–(continued)
Prada S.p.A. (Italy)	126,100	$968,134
		5,145,513
Application Software–1.15%
Adobe, Inc.(e)	2,593	1,239,662
AppLovin Corp., Class A(e)	2,456	416,022
Dassault Systemes SE (France)	12,707	434,899
Datadog, Inc., Class A(e)	4,814	603,868
Fair Isaac Corp.(e)	311	619,857
Guidewire Software, Inc.(e)	5,243	976,561
HubSpot, Inc.(e)	897	497,647
Intuit, Inc.	2,703	1,649,641
Manhattan Associates, Inc.(e)	1,678	441,918
Nice Ltd., ADR (Israel)(e)	2,909	505,293
OBIC Business Consultants Co. Ltd. (Japan)	5,200	229,871
Samsara, Inc., Class A(e)	13,810	659,980
SAP SE (Germany)	10,004	2,335,783
Synopsys, Inc.(e)	235	120,698
Tyler Technologies, Inc.(e)	1,130	684,317
Xero Ltd. (New Zealand)(e)	3,630	352,675
		11,768,692
Asset Management & Custody Banks–0.16%
Ares Management Corp., Class A	7,531	1,262,798
Blue Owl Capital, Inc.	15,944	356,508
		1,619,306
Automobile Manufacturers–0.03%
Ferrari N.V. (Italy)	223	106,453
Mahindra & Mahindra Ltd. (India)	4,883	157,684
Maruti Suzuki India Ltd. (India)	646	84,789
		348,926
Biotechnology–0.23%
Alnylam Pharmaceuticals, Inc.(e)	1,818	484,661
argenx SE, ADR (Netherlands)(e)	934	547,604
CSL Ltd. (Australia)	2,388	448,359
Legend Biotech Corp., ADR(e)	5,446	245,179
Natera, Inc.(e)	5,502	665,522
		2,391,325
Broadline Retail–0.66%
Alibaba Group Holding Ltd., ADR (China)(c)	16,236	1,590,803
Allegro.eu S.A. (Poland)(e)(f)	45,140	397,211
Amazon.com, Inc.(e)	4,079	760,326
Dollarama, Inc. (Canada)	11,203	1,165,801
JD.com, Inc., ADR (China)(c)	36,233	1,471,784
Next PLC (United Kingdom)	8,971	1,134,962
PDD Holdings, Inc., ADR (China)(e)	1,836	221,403
		6,742,290
Building Products–0.30%
Assa Abloy AB, Class B (Sweden)	34,658	1,085,583
Builders FirstSource, Inc.(e)	1,902	326,003
Carlisle Cos., Inc.	993	419,275

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
2	Invesco Global Allocation Fund

Shares		Value
Building Products–(continued)
Daikin Industries Ltd. (Japan)	4,500	$540,255
Lennox International, Inc.	619	372,991
Trane Technologies PLC	958	354,613
		3,098,720
Cargo Ground Transportation–0.06%
XPO, Inc.(e)	4,648	606,703
Casinos & Gaming–0.10%
Flutter Entertainment PLC (Ireland)(e)	4,238	991,406
Communications Equipment–0.09%
Motorola Solutions, Inc.	2,156	968,799
Construction & Engineering–0.19%
Comfort Systems USA, Inc.	1,467	573,655
EMCOR Group, Inc.	996	444,286
Quanta Services, Inc.	3,060	922,988
		1,940,929
Construction Machinery & Heavy Transportation Equipment– 0.17%
Epiroc AB, Class A (Sweden)	52,365	1,022,704
Wabtec Corp.	3,707	696,842
		1,719,546
Construction Materials–0.06%
James Hardie Industries PLC, CDI (Australia)(e)	20,585	656,523
Consumer Electronics–0.05%
Garmin Ltd.	2,406	477,230
Consumer Finance–0.01%
Bajaj Finance Ltd. (India)	860	70,245
Consumer Staples Merchandise Retail–0.02%
Wal-Mart de Mexico S.A.B. de C.V., Series V (Mexico)	87,313	240,084
Copper–0.02%
Antofagasta PLC (Chile)	9,685	216,330
Distillers & Vintners–0.07%
Pernod Ricard S.A. (France)	5,478	683,482
Diversified Banks–0.79%
Akbank T.A.S. (Turkey)	78,701	116,347
Banco de Chile (Chile)	2,627,933	305,256
Credicorp Ltd. (Peru)	2,867	527,901
HDFC Bank Ltd. (India)	85,743	1,762,422
ICICI Bank Ltd. (India)	37,692	578,178
ICICI Bank Ltd., ADR (India)	28,055	853,153
Itau Unibanco Holding S.A., Preference Shares (Brazil)	67,601	409,519
Kotak Mahindra Bank Ltd. (India)	115,874	2,378,917
NU Holdings Ltd., Class A (Brazil)(e)	33,489	505,349
PT Bank Central Asia Tbk (Indonesia)	1,039,600	677,797
Sberbank of Russia PJSC (Russia)(e)(g)	11,951	0
		8,114,839
Diversified Capital Markets–0.04%
Banco BTG Pactual S.A., Series CPO (Brazil)	73,000	410,656
Shares		Value
Diversified Financial Services–0.07%
Bajaj Finserv Ltd. (India)	2,247	$46,629
FirstRand Ltd. (South Africa)	157,275	691,018
		737,647
Diversified Metals & Mining–0.12%
Grupo Mexico S.A.B. de C.V., Class B (Mexico)	235,482	1,232,045
Diversified Real Estate Activities–0.23%
DLF Ltd. (India)	245,704	2,388,408
Drug Retail–0.03%
Raia Drogasil S.A. (Brazil)	75,100	316,202
Education Services–0.04%
Duolingo, Inc.(e)	1,275	373,537
Electrical Components & Equipment–0.27%
Contemporary Amperex Technology Co. Ltd., A Shares (China)	11,500	399,130
Havells India Ltd. (India)	11,575	225,264
Schneider Electric SE (France)	2,031	526,128
Vertiv Holdings Co., Class A	7,876	860,768
Voltronic Power Technology Corp. (Taiwan)	4,000	263,057
WEG S.A. (Brazil)	54,736	512,336
		2,786,683
Electronic Components–0.14%
Coherent Corp.(e)	8,547	790,085
TDK Corp. (Japan)	50,500	593,642
		1,383,727
Electronic Equipment & Instruments–0.25%
Keyence Corp. (Japan)	4,600	2,076,501
Zebra Technologies Corp., Class A(e)	1,364	521,007
		2,597,508
Electronic Manufacturing Services–0.07%
Flex Ltd.(e)	13,380	463,885
Hon Hai Precision Industry Co. Ltd. (Taiwan)	38,000	243,569
		707,454
Environmental & Facilities Services–0.08%
Clean Harbors, Inc.(e)	2,749	635,734
Rentokil Initial PLC (United Kingdom)	37,359	187,384
		823,118
Financial Exchanges & Data–0.39%
London Stock Exchange Group PLC (United Kingdom)	8,308	1,126,032
S&P Global, Inc.	4,424	2,125,113
Tradeweb Markets, Inc., Class A	5,681	721,487
		3,972,632
Food Retail–0.14%
Alimentation Couche-Tard, Inc. (Canada)	13,304	693,794
BIM Birlesik Magazalar A.S. (Turkey)	8,471	115,584
Kobe Bussan Co. Ltd. (Japan)	15,600	382,663
Migros Ticaret A.S. (Turkey)	2,231	26,504
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
3	Invesco Global Allocation Fund

Shares		Value
Food Retail–(continued)
Zabka Group S.A. (Luxembourg)(e)	42,943	$230,124
		1,448,669
Footwear–0.07%
Deckers Outdoor Corp.(e)	4,688	754,252
Health Care Distributors–0.06%
Cencora, Inc.	2,795	637,484
Health Care Equipment–0.26%
Boston Scientific Corp.(e)	3,909	328,434
IDEXX Laboratories, Inc.(e)	401	163,175
Insulet Corp.(e)	1,731	400,779
Intuitive Surgical, Inc.(e)	1,461	736,110
ResMed, Inc.	4,051	982,246
		2,610,744
Health Care Facilities–0.20%
Encompass Health Corp.	9,216	916,623
Tenet Healthcare Corp.(e)	7,053	1,093,356
		2,009,979
Health Care REITs–0.02%
Ventas, Inc.	3,776	247,290
Health Care Services–0.07%
Dr Lal PathLabs Ltd. (India)(f)	18,965	700,593
New Horizon Health Ltd. (China)(e)(f)(g)	81,000	36,832
		737,425
Health Care Supplies–0.28%
ConvaTec Group PLC (United Kingdom)(f)	117,796	324,932
Cooper Cos., Inc. (The)(e)	7,650	800,802
EssilorLuxottica S.A. (France)	4,334	1,016,574
Hoya Corp. (Japan)	5,000	668,970
		2,811,278
Homebuilding–0.04%
PulteGroup, Inc.	3,363	435,609
Homefurnishing Retail–0.04%
Williams-Sonoma, Inc.	2,961	397,159
Hotels, Resorts & Cruise Lines–0.62%
Amadeus IT Group S.A. (Spain)	21,497	1,558,387
H World Group Ltd. (China)	4,900	18,036
H World Group Ltd., ADR (China)(c)	67,203	2,465,678
Hilton Worldwide Holdings, Inc.	4,607	1,081,954
Marriott International, Inc., Class A	1,894	492,478
Trainline PLC (United Kingdom)(e)(f)	136,523	678,337
		6,294,870
Independent Power Producers & Energy Traders–0.04%
Vistra Corp.	3,148	393,374
Industrial Conglomerates–0.25%
Hitachi Ltd. (Japan)	36,500	917,057
KOC Holding A.S. (Turkey)	40,225	198,369
Siemens AG (Germany)	3,985	775,281
SM Investments Corp. (Philippines)	43,514	701,646
		2,592,353
Shares		Value
Industrial Gases–0.02%
Linde PLC	356	$162,389
Industrial Machinery & Supplies & Components–0.43%
Aalberts N.V. (Netherlands)	8,054	290,631
Airtac International Group (China)	9,000	249,119
Atlas Copco AB, Class A (Sweden)	124,772	2,059,163
Ingersoll Rand, Inc.	3,906	374,976
ITT, Inc.	4,389	614,987
Parker-Hannifin Corp.	637	403,903
VAT Group AG (Switzerland)(f)	1,054	438,879
		4,431,658
Insurance Brokers–0.08%
Arthur J. Gallagher & Co.	919	258,423
Brown & Brown, Inc.	4,860	508,550
		766,973
Integrated Oil & Gas–0.20%
Galp Energia SGPS S.A. (Portugal)	59,405	1,015,343
TotalEnergies SE (France)	16,988	1,066,093
		2,081,436
Interactive Home Entertainment–0.04%
Capcom Co. Ltd. (Japan)	11,400	225,588
NetEase, Inc., ADR (China)	2,670	214,962
		440,550
Interactive Media & Services–1.44%
Alphabet, Inc., Class A	32,860	5,622,674
Auto Trader Group PLC (United Kingdom)(f)	67,295	726,617
Kakao Corp. (South Korea)	3,789	100,847
Meta Platforms, Inc., Class A	7,981	4,529,856
NAVER Corp. (South Korea)	1,038	126,970
Rightmove PLC (United Kingdom)	70,473	536,621
Tencent Holdings Ltd. (China)	58,717	3,061,627
		14,705,212
Internet Services & Infrastructure–0.07%
GoDaddy, Inc., Class A(e)	4,363	727,748
Investment Banking & Brokerage–0.13%
Evercore, Inc., Class A	3,145	830,814
Jefferies Financial Group, Inc.	8,167	522,525
		1,353,339
IT Consulting & Other Services–0.34%
Capgemini SE (France)	2,175	377,321
EPAM Systems, Inc.(e)	2,789	526,145
Gartner, Inc.(e)	1,112	558,780
HCL Technologies Ltd. (India)	14,270	298,594
Infosys Ltd. (India)	24,421	509,535
Tata Consultancy Services Ltd. (India)	25,078	1,179,596
		3,449,971
Life & Health Insurance–0.05%
AIA Group Ltd. (Hong Kong)	60,600	478,275
Life Sciences Tools & Services–0.31%
Avantor, Inc.(e)	3,093	69,190
Danaher Corp.	983	241,484
Illumina, Inc.(e)	644	92,826
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
4	Invesco Global Allocation Fund

Shares		Value
Life Sciences Tools & Services–(continued)
IQVIA Holdings, Inc.(e)	2,238	$460,625
Lonza Group AG (Switzerland)	1,310	806,080
Samsung Biologics Co. Ltd. (South Korea)(e)(f)	1,191	861,379
Sartorius Stedim Biotech (France)	2,190	439,320
Thermo Fisher Scientific, Inc.	358	195,583
		3,166,487
Marine Ports & Services–0.02%
Adani Ports & Special Economic Zone Ltd. (India)	13,636	222,480
Movies & Entertainment–0.24%
CTS Eventim AG & Co. KGaA (Germany)	3,430	360,202
Netflix, Inc.(e)	477	360,626
Spotify Technology S.A. (Sweden)(e)	2,358	908,066
Universal Music Group N.V. (Netherlands)	31,376	789,614
		2,418,508
Multi-line Insurance–0.03%
Allianz SE (Germany)	1,000	314,805
Oil & Gas Equipment & Services–0.02%
TechnipFMC PLC (United Kingdom)	9,492	253,342
Oil & Gas Exploration & Production–0.03%
Diamondback Energy, Inc.	1,505	266,039
Oil & Gas Refining & Marketing–0.11%
Reliance Industries Ltd. (India)	33,934	536,564
Reliance Industries Ltd. (India),	33,934	537,564
		1,074,128
Oil & Gas Storage & Transportation–0.11%
Targa Resources Corp.	6,564	1,095,926
Other Specialty Retail–0.11%
JD Sports Fashion PLC (United Kingdom)	523,724	839,784
Tractor Supply Co.	878	233,118
		1,072,902
Paper & Plastic Packaging Products & Materials–0.09%
Avery Dennison Corp.	2,208	457,122
Packaging Corp. of America	2,008	459,712
		916,834
Passenger Ground Transportation–0.05%
Localiza Rent a Car S.A. (Brazil)	65,616	476,947
Personal Care Products–0.06%
L’Oreal S.A. (France)	1,548	580,763
Pharmaceuticals–0.62%
AstraZeneca PLC (United Kingdom)	9,143	1,300,990
Chugai Pharmaceutical Co. Ltd. (Japan)	6,800	323,554
Daiichi Sankyo Co. Ltd. (Japan)	21,800	709,551
Eli Lilly and Co.	1,259	1,044,643
Novo Nordisk A/S, Class B (Denmark)	23,594	2,646,421
Phathom Pharmaceuticals, Inc.(e)	11,047	189,456
Zoetis, Inc.	529	94,574
		6,309,189
Shares		Value
Property & Casualty Insurance–0.06%
Arch Capital Group Ltd.(e)	6,061	$597,372
Rail Transportation–0.03%
Canadian Pacific Kansas City Ltd. (Canada)	3,783	291,896
Real Estate Development–0.11%
Macrotech Developers Ltd. (India)(f)	20,302	290,246
Oberoi Realty Ltd. (India)	34,674	807,900
		1,098,146
Real Estate Operating Companies–0.02%
SM Prime Holdings, Inc. (Philippines)	327,100	172,049
Real Estate Services–0.09%
Jones Lang LaSalle, Inc.(e)	3,397	920,451
Research & Consulting Services–0.19%
Equifax, Inc.	3,239	858,400
Experian PLC	10,457	510,362
Parsons Corp.(e)	4,888	528,686
		1,897,448
Restaurants–0.44%
Americana Restaurants International PLC (United Arab Emirates)	184,132	111,515
Cava Group, Inc.(e)	3,800	507,528
Compass Group PLC (United Kingdom)	31,622	1,026,969
Meituan, B Shares (China)(e)(f)	69,000	1,630,496
Texas Roadhouse, Inc.	4,205	803,660
Wingstop, Inc.	1,071	308,116
Yum China Holdings, Inc. (China)	1,981	87,382
		4,475,666
Semiconductor Materials & Equipment–0.28%
AIXTRON SE (Germany)	6,189	98,272
ASM International N.V. (Netherlands)	955	533,374
ASML Holding N.V. (Taiwan)	2,319	1,560,991
BE Semiconductor Industries N.V. (Netherlands)	1,031	109,746
Lam Research Corp.	3,400	252,790
Onto Innovation, Inc.(e)	1,291	256,044
		2,811,217
Semiconductors–1.66%
Analog Devices, Inc.	10,090	2,251,180
Astera Labs, Inc.(e)	7,436	521,710
Broadcom, Inc.	2,688	456,342
Global Unichip Corp. (Taiwan)	5,000	186,916
MACOM Technology Solutions Holdings, Inc.(e)	6,821	766,680
Marvell Technology, Inc.	14,532	1,164,158
MediaTek, Inc. (Taiwan)	27,000	1,051,060
Monolithic Power Systems, Inc.	1,258	955,199
NVIDIA Corp.	14,180	1,882,537
QUALCOMM, Inc.	599	97,499
SK hynix, Inc. (South Korea)	5,225	684,025
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	222,000	6,961,805
		16,979,111
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5	Invesco Global Allocation Fund

Shares		Value
Soft Drinks & Non-alcoholic Beverages–0.16%
Fomento Economico Mexicano S.A.B. de C.V., Series CPO (Mexico)	166,066	$1,611,984
Specialty Chemicals–0.06%
Ecolab, Inc.	944	231,969
Sika AG (Switzerland)(e)	1,252	348,704
		580,673
Steel–0.05%
Steel Dynamics, Inc.	3,549	463,144
Vale S.A., ADR (Brazil)	2,111	22,588
		485,732
Systems Software–0.20%
CyberArk Software Ltd.(e)	2,201	608,620
Microsoft Corp.	2,719	1,104,866
Monday.com Ltd.(e)	1,195	351,175
		2,064,661
Technology Hardware, Storage & Peripherals–0.16%
Samsung Electronics Co. Ltd. (South Korea)	37,289	1,583,328
Trading Companies & Distributors–0.48%
Ashtead Group PLC (United Kingdom)	10,245	766,405
Beijer Ref AB (Sweden)	25,257	380,462
Ferguson Enterprises, Inc.	4,589	902,282
FTAI Aviation Ltd.	3,643	489,765
MonotaRO Co. Ltd. (Japan)	32,700	493,323
RS Group PLC (United Kingdom)	42,405	380,174
United Rentals, Inc.	994	807,923
W.W. Grainger, Inc.	601	666,647
		4,886,981
Transaction & Payment Processing Services–0.25%
Affirm Holdings, Inc.(e)	2,691	118,001
Edenred SE (France)	10,915	353,020
Fidelity National Information Services, Inc.	4,784	429,268
Toast, Inc., Class A(e)	11,190	336,036
Visa, Inc., Class A	4,619	1,338,817
		2,575,142
Wireless Telecommunication Services–0.08%
America Movil S.A.B. de C.V., ADR (Mexico)	38,989	613,687
Shares		Value
Wireless Telecommunication Services–(continued)
Bharti Airtel Ltd. (India)	11,676	$223,484
		837,171
Total Common Stocks & Other Equity Interests (Cost $144,829,762)		184,442,703
Preferred Stocks–0.01%
Diversified Banks–0.00%
Socium Re Ltd., Series 2019-1, Pfd.(g)	264,345	16,128
Diversified Support Services–0.01%
Harambee Re Ltd., Pfd.(g)	42	15,176
Kinesis Reinsurance I Ltd., Series 2019-1, Pfd.(g)	116,394	29,066
Viribus Re Ltd., Pfd.(g)	351,642	23,400
		67,642
Total Preferred Stocks (Cost $1,810,906)		83,770
Money Market Funds–2.24%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(b)(h)	8,017,675	8,017,675
Invesco Treasury Portfolio, Institutional Class, 4.73%(b)(h)	14,891,654	14,891,654
Total Money Market Funds (Cost $22,909,329)		22,909,329
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.44% (Cost $863,658,653)		1,004,842,791
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.57%
Invesco Private Government Fund, 4.84%(b)(h)(i)	1,606,200	1,606,200
Invesco Private Prime Fund, 4.99%(b)(h)(i)	4,199,336	4,200,596
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,806,809)		5,806,796
TOTAL INVESTMENTS IN SECURITIES–99.01% (Cost $869,465,462)		1,010,649,587
OTHER ASSETS LESS LIABILITIES—0.99%		10,060,818
NET ASSETS–100.00%		$1,020,710,405
Investment Abbreviations:
ADR	– American Depositary Receipt
CDI	– CREST Depository Interest
CPO	– Certificates of Ordinary Participation
ETF	– Exchange-Traded Fund
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6	Invesco Global Allocation Fund

Notes to Consolidated Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Invesco Emerging Markets Sovereign Debt ETF	$30,311,000	$-	$(26,154,893)	$3,112,810	$578,753	$7,847,670	$1,695,518
Invesco High Yield Bond Factor ETF	22,483,020	-	-	1,743,120	-	24,226,140	1,741,334
Invesco International Developed Dynamic Multifactor ETF	129,667,617	-	-	11,809,119	-	141,476,736	6,771,221
Invesco Russell 1000® Dynamic Multifactor ETF	201,179,679	-	(23,530,020)	28,817,742	11,624,552	218,091,953	3,084,063
Invesco Russell 2000® Dynamic Multifactor ETF	51,819,352	-	-	11,299,319	-	63,118,671	999,323
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	23,371,061	56,735,528	(72,088,914)	-	-	8,017,675	863,027
Invesco Liquid Assets Portfolio, Institutional Class	16,694,264	27,199,365	(43,894,667)	(2,051)	3,089	-	501,997
Invesco Treasury Portfolio, Institutional Class	26,709,785	89,768,011	(101,586,142)	-	-	14,891,654	1,108,442
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	19,124,283	310,110,411	(327,628,494)	-	-	1,606,200	405,477*
Invesco Private Prime Fund	49,970,320	710,700,450	(756,469,347)	1,036	(1,863)	4,200,596	1,125,816*
Total	$571,330,381	$1,194,513,765	$(1,351,352,477)	$56,781,095	$12,204,531	$483,477,295	$18,296,218

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	All or a portion of this security was out on loan at October 31, 2024.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(e)	Non-income producing security.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $6,085,522, which represented less than 1% of the Fund’s Net Assets.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini S&P 500 Index	659	December-2024	$189,083,575	$1,578,911	$1,578,911
Interest Rate Risk
U.S. Treasury 5 Year Notes	1,769	December-2024	189,697,609	(4,246,746)	(4,246,746)
U.S. Treasury 10 Year Notes	554	December-2024	61,199,688	(1,974,827)	(1,974,827)
Subtotal				(6,221,573)	(6,221,573)
Subtotal—Long Futures Contracts				(4,642,662)	(4,642,662)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7	Invesco Global Allocation Fund

Open Futures Contracts—(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini Russell 2000 Index	613	December-2024	$(67,693,590)	$(68,503)	$(68,503)
MSCI Emerging Markets Index	379	December-2024	(21,347,175)	(516,020)	(516,020)
Nikkei 225 Index	76	December-2024	(19,537,712)	(1,600,787)	(1,600,787)
S&P/TSX 60 Index	42	December-2024	(8,731,512)	(155,282)	(155,282)
SPI 200 Index	64	December-2024	(8,602,683)	13,625	13,625
STOXX Europe 600 Index	2,702	December-2024	(74,403,320)	2,067,515	2,067,515
Subtotal—Short Futures Contracts				(259,452)	(259,452)
Total Futures Contracts				$(4,902,114)	$(4,902,114)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
12/18/2024	BNP Paribas S.A.	NZD	25,915,000	USD	15,930,153	$434,580
12/18/2024	Deutsche Bank AG	THB	510,640,000	USD	15,252,091	74,799
12/18/2024	Deutsche Bank AG	USD	9,616,273	MXN	195,900,000	100,564
12/18/2024	Goldman Sachs International	CLP	1,243,000,000	USD	1,305,179	12,703
12/18/2024	J.P. Morgan Chase Bank, N.A.	CAD	11,845,000	USD	8,735,354	214,724
12/18/2024	J.P. Morgan Chase Bank, N.A.	EUR	9,415,000	USD	10,417,870	157,561
12/18/2024	J.P. Morgan Chase Bank, N.A.	KRW	29,795,810,000	USD	22,323,189	614,767
12/18/2024	Merrill Lynch International	CNY	34,895,000	USD	4,943,175	11,769
12/18/2024	Merrill Lynch International	PHP	841,900,000	USD	14,926,577	484,322
12/18/2024	Merrill Lynch International	USD	1,819,843	ZAR	32,835,000	35,616
12/18/2024	Morgan Stanley and Co. International PLC	CHF	20,690,000	USD	24,691,555	614,621
12/18/2024	Morgan Stanley and Co. International PLC	JPY	4,459,540,000	USD	31,663,289	2,144,132
12/18/2024	Morgan Stanley and Co. International PLC	USD	14,324,802	INR	1,207,280,000	9,051
12/18/2024	Morgan Stanley and Co. International PLC	USD	428,515	PEN	1,620,000	592
12/18/2024	Standard Chartered Bank PLC	CZK	337,450,000	USD	14,861,213	348,272
12/18/2024	UBS AG	AUD	28,035,000	USD	18,651,321	193,560
12/18/2024	UBS AG	DKK	61,155,000	USD	9,078,096	139,674
Subtotal—Appreciation						5,591,307
Currency Risk
12/18/2024	Barclays Bank PLC	HKD	1,420,000	USD	182,747	(50)
12/18/2024	BNP Paribas S.A.	USD	15,413,430	SGD	20,025,000	(218,704)
12/18/2024	Deutsche Bank AG	USD	246,175	HUF	88,770,000	(10,158)
12/18/2024	Deutsche Bank AG	USD	15,877,264	IDR	246,264,300,000	(223,877)
12/18/2024	Deutsche Bank AG	USD	458,586	PLN	1,790,000	(12,044)
12/18/2024	Deutsche Bank AG	USD	6,961,165	TWD	221,285,000	(1,161)
12/18/2024	Goldman Sachs International	USD	14,716,911	BRL	84,185,000	(227,741)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	1,684,923	GBP	1,290,000	(21,672)
12/18/2024	Merrill Lynch International	USD	13,056,733	COP	56,638,800,000	(332,379)
12/18/2024	Morgan Stanley and Co. International PLC	ILS	1,470,000	USD	392,785	(1,280)
12/18/2024	Morgan Stanley and Co. International PLC	USD	1,212,454	MYR	5,220,000	(18,674)
12/18/2024	UBS AG	USD	14,436,480	NOK	156,460,000	(209,926)
12/18/2024	UBS AG	USD	7,029,713	SEK	72,705,000	(190,085)
Subtotal—Depreciation						(1,467,751)
Total Forward Foreign Currency Contracts						$4,123,556

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8	Invesco Global Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Goldman Sachs International	Pay	MSCI ACWI ex USA Growth Net Total Return Index	SOFR - 0.06%	Quarterly	272,000	May—2025	USD	83,618,240	$—	$2,034,560	$2,034,560
Goldman Sachs International	Pay	Russell Midcap Growth Total Return Index	SOFR + 0.06%	Monthly	8,300	September—2025	USD	49,872,733	—	731,660	731,660
Subtotal — Appreciation									—	2,766,220	2,766,220
Equity Risk
Goldman Sachs International	Receive	MSCI ACWI Daily Total Return Net ex USA	SOFR + 3.15%	Quarterly	261,000	May—2025	USD	83,904,975	—	(1,612,710)	(1,612,710)
Total — Total Return Swap Agreements									$—	$1,153,510	$1,153,510

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chile Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound Sterling
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Sol
PHP	—Philippines Peso
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
SOFR	—Secured Overnight Financing Rate
THB	—Thai Baht
TWD	—New Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9	Invesco Global Allocation Fund

Consolidated Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $492,148,641)*	$527,172,292
Investments in affiliates, at value (Cost $377,316,821)	483,477,295
Other investments:
Variation margin receivable — futures contracts	1,048,647
Swaps receivable — OTC	904,252
Unrealized appreciation on swap agreements — OTC	2,766,220
Unrealized appreciation on forward foreign currency contracts outstanding	5,591,307
Cash	5,736,679
Foreign currencies, at value (Cost $1,115,438)	1,117,314
Receivable for:
Investments sold	301,136
Fund shares sold	181,179
Dividends	655,325
Interest	3,768,929
Investment for trustee deferred compensation and retirement plans	224,549
Other assets	47,482
Total assets	1,032,992,606
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,467,751
Swaps payable — OTC	825,236
Unrealized depreciation on swap agreements—OTC	1,612,710
Payable for:
Investments purchased	155,024
Fund shares reacquired	747,064
Accrued foreign taxes	689,438
Collateral upon return of securities loaned	5,806,809
Accrued fees to affiliates	458,341
Accrued trustees’ and officers’ fees and benefits	1,677
Accrued other operating expenses	137,168
Trustee deferred compensation and retirement plans	380,983
Total liabilities	12,282,201
Net assets applicable to shares outstanding	$1,020,710,405
Net assets consist of:
Shares of beneficial interest	$894,039,684
Distributable earnings	126,670,721
$1,020,710,405
Net Assets:
Class A	$885,830,287
Class C	$36,225,615
Class R	$33,484,504
Class Y	$47,788,454
Class R5	$11,277
Class R6	$17,370,268
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	45,672,876
Class C	2,021,590
Class R	1,785,070
Class Y	2,453,927
Class R5	576
Class R6	888,492
Class A:
Net asset value per share	$19.40
Maximum offering price per share (Net asset value of $19.40 ÷ 94.50%)	$20.53
Class C:
Net asset value and offering price per share	$17.92
Class R:
Net asset value and offering price per share	$18.76
Class Y:
Net asset value and offering price per share	$19.47
Class R5:
Net asset value and offering price per share	$19.58
Class R6:
Net asset value and offering price per share	$19.55

*	At October 31, 2024, securities with an aggregate value of $5,640,365 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10	Invesco Global Allocation Fund

Consolidated Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$10,501,770
Dividends (net of foreign withholding taxes of $246,518)	5,653,067
Dividends from affiliates (includes net securities lending income of $208,934)	16,973,859
Foreign withholding tax claims	88,358
Total investment income	33,217,054
Expenses:
Advisory fees	8,209,647
Administrative services fees	150,767
Custodian fees	111,761
Distribution fees:
Class A	2,262,750
Class C	405,822
Class R	171,616
Transfer agent fees — A, C, R and Y	1,522,592
Transfer agent fees — R5	4
Transfer agent fees — R6	4,885
Trustees’ and officers’ fees and benefits	75,166
Registration and filing fees	89,588
Reports to shareholders	168,352
Professional services fees	214,820
Other	111,899
Total expenses	13,499,669
Less: Fees waived and/or expense offset arrangement(s)	(1,739,071)
Net expenses	11,760,598
Net investment income	21,456,456
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $424,373)	11,001,461
Affiliated investment securities	12,204,531
Foreign currencies	3,026,680
Forward foreign currency contracts	5,414,827
Futures contracts	25,934,021
Swap agreements	(11,596,965)
45,984,555
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $311,255)	52,699,347
Affiliated investment securities	56,781,095
Foreign currencies	(3,547,724)
Forward foreign currency contracts	1,750,175
Futures contracts	2,703,408
Swap agreements	(3,318,053)
107,068,248
Net realized and unrealized gain	153,052,803
Net increase in net assets resulting from operations	$174,509,259
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11	Invesco Global Allocation Fund

Consolidated Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$21,456,456	$19,174,786
Net realized gain (loss)	45,984,555	(21,539,143)
Change in net unrealized appreciation	107,068,248	61,174,330
Net increase in net assets resulting from operations	174,509,259	58,809,973
Distributions to shareholders from distributable earnings:
Class A	(20,416,379)	(47,881,874)
Class C	(658,729)	(2,520,753)
Class R	(701,791)	(1,702,221)
Class Y	(1,319,836)	(2,864,646)
Class R5	(285)	(683)
Class R6	(401,828)	(2,193,824)
Total distributions from distributable earnings	(23,498,848)	(57,164,001)
Share transactions–net:
Class A	(76,413,006)	(30,802,811)
Class C	(10,207,978)	(9,452,770)
Class R	(2,952,074)	544,280
Class Y	(7,432,865)	(2,105,706)
Class R5	—	(1,582)
Class R6	1,577,195	(24,334,807)
Net increase (decrease) in net assets resulting from share transactions	(95,428,728)	(66,153,396)
Net increase (decrease) in net assets	55,581,683	(64,507,424)
Net assets:
Beginning of year	965,128,722	1,029,636,146
End of year	$1,020,710,405	$965,128,722
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12	Invesco Global Allocation Fund

Consolidated Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income to average net assets	Portfolio turnover (d)
Class A
Year ended 10/31/24	$16.74	$0.39	$2.69	$3.08	$(0.42)	$—	$(0.42)	$19.40	18.55%	$885,830	1.10%	1.27%	2.07%	30%
Year ended 10/31/23	16.79	0.32	0.57	0.89	(0.94)	—	(0.94)	16.74	5.30	831,967	1.11	1.27	1.84	77
Year ended 10/31/22	23.79	0.26	(4.25)	(3.99)	(0.47)	(2.54)	(3.01)	16.79	(19.06)	862,663	1.15	1.23	1.36	151
Year ended 10/31/21	18.75	0.22	4.82	5.04	—	—	—	23.79	26.88	1,173,186	1.15	1.25	1.01	51
Year ended 10/31/20	18.21	0.15	0.39	0.54	—	—	—	18.75	2.97	999,336	1.20	1.32	0.85	82
Class C
Year ended 10/31/24	15.47	0.23	2.48	2.71	(0.26)	—	(0.26)	17.92	17.62	36,226	1.85	2.02	1.32	30
Year ended 10/31/23	15.56	0.17	0.54	0.71	(0.80)	—	(0.80)	15.47	4.51	40,307	1.86	2.02	1.09	77
Year ended 10/31/22	22.23	0.11	(3.95)	(3.84)	(0.29)	(2.54)	(2.83)	15.56	(19.63)	49,615	1.90	1.98	0.61	151
Year ended 10/31/21	17.66	0.05	4.52	4.57	—	—	—	22.23	25.88	72,605	1.90	2.00	0.26	51
Year ended 10/31/20	17.28	0.02	0.36	0.38	—	—	—	17.66	2.20	77,710	1.95	2.07	0.10	82
Class R
Year ended 10/31/24	16.20	0.33	2.59	2.92	(0.36)	—	(0.36)	18.76	18.20	33,485	1.35	1.52	1.82	30
Year ended 10/31/23	16.27	0.27	0.56	0.83	(0.90)	—	(0.90)	16.20	5.05	31,487	1.36	1.52	1.59	77
Year ended 10/31/22	23.13	0.20	(4.11)	(3.91)	(0.41)	(2.54)	(2.95)	16.27	(19.22)	31,034	1.40	1.48	1.11	151
Year ended 10/31/21	18.28	0.16	4.69	4.85	—	—	—	23.13	26.53	39,793	1.40	1.50	0.76	51
Year ended 10/31/20	17.79	0.11	0.38	0.49	—	—	—	18.28	2.75	34,012	1.45	1.57	0.60	82
Class Y
Year ended 10/31/24	16.81	0.44	2.69	3.13	(0.47)	—	(0.47)	19.47	18.82	47,788	0.85	1.02	2.32	30
Year ended 10/31/23	16.87	0.36	0.57	0.93	(0.99)	—	(0.99)	16.81	5.52	47,784	0.86	1.02	2.09	77
Year ended 10/31/22	23.89	0.31	(4.26)	(3.95)	(0.53)	(2.54)	(3.07)	16.87	(18.84)	49,841	0.90	0.98	1.61	151
Year ended 10/31/21	18.78	0.28	4.83	5.11	—	—	—	23.89	27.21	72,519	0.90	1.00	1.26	51
Year ended 10/31/20	18.21	0.20	0.38	0.58	(0.01)	—	(0.01)	18.78	3.27	65,397	0.95	1.07	1.10	82
Class R5
Year ended 10/31/24	16.90	0.46	2.72	3.18	(0.50)	—	(0.50)	19.58	19.00	11	0.74	0.90	2.43	30
Year ended 10/31/23	16.96	0.39	0.57	0.96	(1.02)	—	(1.02)	16.90	5.64	10	0.74	0.89	2.21	77
Year ended 10/31/22	24.02	0.33	(4.29)	(3.96)	(0.56)	(2.54)	(3.10)	16.96	(18.77)	11	0.78	0.86	1.73	151
Year ended 10/31/21	18.85	0.32	4.85	5.17	—	—	—	24.02	27.43	15	0.76	0.86	1.40	51
Year ended 10/31/20	18.24	0.24	0.39	0.63	(0.02)	—	(0.02)	18.85	3.45	11	0.76	0.87	1.29	82
Class R6
Year ended 10/31/24	16.89	0.46	2.70	3.16	(0.50)	—	(0.50)	19.55	18.90	17,370	0.74	0.90	2.43	30
Year ended 10/31/23	16.93	0.38	0.60	0.98	(1.02)	—	(1.02)	16.89	5.77	13,573	0.74	0.89	2.21	77
Year ended 10/31/22	23.98	0.33	(4.28)	(3.95)	(0.56)	(2.54)	(3.10)	16.93	(18.77)	36,473	0.78	0.86	1.73	151
Year ended 10/31/21	18.83	0.31	4.84	5.15	—	—	—	23.98	27.35	45,281	0.76	0.86	1.40	51
Year ended 10/31/20	18.22	0.24	0.39	0.63	(0.02)	—	(0.02)	18.83	3.46	36,260	0.76	0.87	1.29	82

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Does not include estimated acquired fund fees from underlying funds of 0.18%, 0.20%, 0.15%, 0.17% and 0.14% for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
13	Invesco Global Allocation Fund

Notes to Consolidated Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Global Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Global Allocation Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund will seek to gain exposure to commodity-linked derivatives primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is to seek total return.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment ("unreliable"). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures ("Valuation Procedures"). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
14	Invesco Global Allocation Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Consolidated Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Consolidated Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Consolidated Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2024, the Fund did not enter into any closing agreements.
G.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related
15	Invesco Global Allocation Fund

to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser $21,856 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Consolidated Statement of Operations.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund
16	Invesco Global Allocation Fund

currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
N.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing
17	Invesco Global Allocation Fund

additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2024, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
Q.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities, when rates increase. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended, and could negatively affect the Fund and its shareholders.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $1 billion	0.800%
Next $2 billion	0.760%
Next $1 billion	0.710%
Next $1 billion	0.660%
Next $1 billion	0.600%
Next $1 billion	0.550%
Next $2 billion	0.500%
Over $9 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.78%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary.  In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund
18	Invesco Global Allocation Fund

operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $1,649,015.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2024, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $58,092 in front-end sales commissions from the sale of Class A shares and $301 and $1,204 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange-Traded Funds	$454,761,170	$—	$—	$454,761,170
U.S. Treasury Securities	—	342,645,819	—	342,645,819
Common Stocks & Other Equity Interests	98,049,770	86,356,101	36,832	184,442,703
Preferred Stocks	—	—	83,770	83,770
Money Market Funds	22,909,329	5,806,796	—	28,716,125
Total Investments in Securities	575,720,269	434,808,716	120,602	1,010,649,587
Other Investments - Assets*
Futures Contracts	3,660,051	—	—	3,660,051
Forward Foreign Currency Contracts	—	5,591,307	—	5,591,307
Swap Agreements	—	2,766,220	—	2,766,220
	3,660,051	8,357,527	—	12,017,578
19	Invesco Global Allocation Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Liabilities*
Futures Contracts	$(8,562,165)	$—	$—	$(8,562,165)
Forward Foreign Currency Contracts	—	(1,467,751)	—	(1,467,751)
Swap Agreements	—	(1,612,710)	—	(1,612,710)
	(8,562,165)	(3,080,461)	—	(11,642,626)
Total Other Investments	(4,902,114)	5,277,066	—	374,952
Total Investments	$570,818,155	$440,085,782	$120,602	$1,011,024,539

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2024:
	Value
Derivative Assets	Currency Risk	Equity Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$3,660,051	$3,660,051
Unrealized appreciation on forward foreign currency contracts outstanding	5,591,307	—	5,591,307
Unrealized appreciation on swap agreements — OTC	—	2,766,220	2,766,220
Total Derivative Assets	5,591,307	6,426,271	12,017,578
Derivatives not subject to master netting agreements	—	(3,660,051)	(3,660,051)
Total Derivative Assets subject to master netting agreements	$5,591,307	$2,766,220	$8,357,527

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$—	$(2,340,592)	$(6,221,573)	$(8,562,165)
Unrealized depreciation on forward foreign currency contracts outstanding	(1,467,751)	—	—	(1,467,751)
Unrealized depreciation on swap agreements — OTC	—	(1,612,710)	—	(1,612,710)
Total Derivative Liabilities	(1,467,751)	(3,953,302)	(6,221,573)	(11,642,626)
Derivatives not subject to master netting agreements	—	2,340,592	6,221,573	8,562,165
Total Derivative Liabilities subject to master netting agreements	$(1,467,751)	$(1,612,710)	$—	$(3,080,461)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
20	Invesco Global Allocation Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2024.
	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$−	$—	$—	$(50)	$—	$(50)	$(50)	$—	$—	$(50)
BNP Paribas S.A.	434,580	—	434,580	(218,704)	—	(218,704)	215,876	—	—	215,876
Deutsche Bank AG	175,363	—	175,363	(247,240)	—	(247,240)	(71,877)	—	—	(71,877)
Goldman Sachs International	12,703	3,670,472	3,683,175	(227,741)	(2,437,946)	(2,665,687)	1,017,488	—	—	1,017,488
J.P. Morgan Chase Bank, N.A.	987,052	—	987,052	(21,672)	—	(21,672)	965,380	(965,380)	—	—
Merrill Lynch International	531,707	—	531,707	(332,379)	—	(332,379)	199,328	—	(199,328)	—
Morgan Stanley and Co. International PLC	2,768,396	—	2,768,396	(19,954)	—	(19,954)	2,748,442	(2,748,442)	—	—
Standard Chartered Bank PLC	348,272	—	348,272	−	—	—	348,272	(287,393)	—	60,879
UBS AG	333,234	—	333,234	(400,011)	—	(400,011)	(66,777)	—	—	(66,777)
Total	$5,591,307	$3,670,472	$9,261,779	$(1,467,751)	$(2,437,946)	$(3,905,697)	$5,356,082	$(4,001,215)	$(199,328)	$1,155,539
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Consolidated Statement of Operations
	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$5,414,827	$-	$-	$5,414,827
Futures contracts	-	19,390,243	6,543,778	25,934,021
Swap agreements	-	14,151,127	(25,748,092)	(11,596,965)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	1,750,175	-	-	1,750,175
Futures contracts	-	7,189,599	(4,486,191)	2,703,408
Swap agreements	-	(3,318,053)	-	(3,318,053)
Total	$7,165,002	$37,412,916	$(23,690,505)	$20,887,413
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$397,062,262	$485,846,353	$250,334,802
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $90,056.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
21	Invesco Global Allocation Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$23,498,848	$57,164,001

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$9,078,767
Net unrealized appreciation — investments	139,601,400
Net unrealized appreciation (depreciation) — foreign currencies	(56,766)
Temporary book/tax differences	(372,862)
Capital loss carryforward	(21,579,818)
Shares of beneficial interest	894,039,684
Total net assets	$1,020,710,405
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and partnerships.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$21,579,818	$—	$21,579,818
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $73,352,599 and $247,369,830, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$173,909,666
Aggregate unrealized (depreciation) of investments	(34,308,266)
Net unrealized appreciation of investments	$139,601,400
Cost of investments for tax purposes is $871,423,139.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and derivative instruments, on October 31, 2024, undistributed net investment income was decreased by $8,067,264, undistributed net realized gain (loss) was increased by $8,324,347 and shares of beneficial interest was decreased by $257,083. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	1,586,906	$29,772,699	2,104,279	$36,556,656
Class C	252,320	4,387,981	394,070	6,361,218
Class R	229,618	4,152,877	255,761	4,299,706
Class Y	497,495	9,383,583	622,323	10,775,452
Class R5	-	-	24	411
Class R6	322,542	6,131,641	288,198	5,024,613
22	Invesco Global Allocation Fund

	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	1,065,313	$19,314,109	2,688,808	$45,171,947
Class C	37,957	639,959	156,665	2,448,672
Class R	39,718	697,854	103,808	1,691,039
Class Y	58,544	1,063,151	135,028	2,273,865
Class R5	-	-	6	97
Class R6	21,487	391,281	127,802	2,158,573
Automatic conversion of Class C shares to Class A shares:
Class A	421,665	7,914,243	273,668	4,749,477
Class C	(454,843)	(7,914,243)	(295,264)	(4,749,477)
Reacquired:
Class A	(7,096,804)	(133,414,057)	(6,749,383)	(117,280,891)
Class C	(419,436)	(7,321,675)	(839,249)	(13,513,183)
Class R	(428,384)	(7,802,805)	(323,223)	(5,446,465)
Class Y	(943,880)	(17,879,599)	(870,556)	(15,155,023)
Class R5	-	-	(117)	(2,090)
Class R6	(259,189)	(4,945,727)	(1,766,232)	(31,517,993)
Net increase (decrease) in share activity	(5,068,971)	$(95,428,728)	(3,693,584)	$(66,153,396)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
23	Invesco Global Allocation Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related consolidated statement of operations for the year ended October 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent, insurance companies and brokers; when replies were not received from insurance companies or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
24	Invesco Global Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Allocation Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior
Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Allocation Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the fourth quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year
25	Invesco Global Allocation Fund

periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund underwent a change in portfolio management in 2023. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and the same as, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’
or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
26	Invesco Global Allocation Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	18.11%
Corporate Dividends Received Deduction*	2.20%
U.S. Treasury Obligations*	35.07%
Qualified Business Income*	0.00%
Business Interest Income*	21.22%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
27	Invesco Global Allocation Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
28	Invesco Global Allocation Fund

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SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-GLAL-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco Global Infrastructure Fund
Nasdaq:
A: GIZAX ■ C: GIZCX ■ R: GIZRX ■ Y: GIZYX ■ R5: GIZFX ■ R6: GIZSX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Approval of Investment Advisory and Sub-Advisory Contracts
17	Tax Information
18	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–99.04%
Australia–1.62%
APA Group	207,822	$951,565
Atlas Arteria Ltd.	190,306	609,212
		1,560,777
Canada–12.71%
Canadian Pacific Kansas City Ltd.	11,045	852,044
Enbridge, Inc.	162,040	6,545,143
Gibson Energy, Inc.	103,755	1,721,363
South Bow Corp.(a)	12,241	305,684
TC Energy Corp.	60,059	2,793,422
		12,217,656
China–2.24%
China Gas Holdings Ltd.	232,200	199,402
China Resources Gas Group Ltd.	71,400	275,292
China Tower Corp. Ltd., H Shares(b)	7,566,000	1,020,887
ENN Energy Holdings Ltd.	93,600	659,439
		2,155,020
France–9.00%
Aeroports de Paris S.A.	7,244	861,799
Getlink SE	69,717	1,184,815
Vinci S.A.	58,927	6,601,043
		8,647,657
Hong Kong–0.98%
Hong Kong & China Gas Co. Ltd. (The)	1,215,000	941,097
Italy–1.65%
Italgas S.p.A.	257,591	1,580,219
Japan–0.47%
Tokyo Gas Co. Ltd.	18,200	449,047
Mexico–1.26%
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	4,508	1,213,914
Spain–4.85%
Aena SME S.A.(b)	7,589	1,681,875
Cellnex Telecom S.A.(b)	81,103	2,978,569
		4,660,444
United Kingdom–7.92%
National Grid PLC	284,263	3,569,249
Pennon Group PLC	219,380	1,538,196
Severn Trent PLC	22,047	729,363
SSE PLC	78,198	1,776,924
		7,613,732
United States–56.34%
American Tower Corp.	27,080	5,782,663
Shares		Value
United States–(continued)
American Water Works Co., Inc.	12,385	$1,710,492
Atmos Energy Corp.(c)	7,868	1,091,921
CenterPoint Energy, Inc.(c)	74,125	2,188,911
Cheniere Energy, Inc.	17,752	3,397,378
Consolidated Edison, Inc.	19,137	1,945,850
Crown Castle, Inc.	19,982	2,147,865
CSX Corp.	27,427	922,644
Dominion Energy, Inc.	32,710	1,947,226
Essential Utilities, Inc.	38,330	1,479,538
Evergy, Inc.	13,174	796,237
Eversource Energy	30,063	1,979,649
Ferrovial SE	28,712	1,152,294
Kinder Morgan, Inc.	91,354	2,239,087
National Fuel Gas Co.	22,800	1,380,084
NextEra Energy, Inc.	23,922	1,895,819
ONE Gas, Inc.(c)	20,304	1,447,066
ONEOK, Inc.	47,422	4,594,243
PG&E Corp.	148,569	3,004,065
SBA Communications Corp., Class A	8,882	2,038,153
Sempra	52,992	4,417,943
Targa Resources Corp.	13,996	2,336,772
Williams Cos., Inc. (The)	51,452	2,694,541
Xcel Energy, Inc.	23,465	1,567,697
		54,158,138
Total Common Stocks & Other Equity Interests (Cost $85,122,951)		95,197,701
Money Market Funds–0.75%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(d)(e)	252,987	252,987
Invesco Treasury Portfolio, Institutional Class, 4.73%(d)(e)	469,825	469,825
Total Money Market Funds (Cost $722,812)		722,812
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.79% (Cost $85,845,763)		95,920,513
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.06%
Invesco Private Government Fund, 4.84%(d)(e)(f)	1,062,450	1,062,450
Invesco Private Prime Fund, 4.99%(d)(e)(f)	2,837,941	2,838,792
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,901,242)		3,901,242
TOTAL INVESTMENTS IN SECURITIES—103.85% (Cost $89,747,005)		99,821,755
OTHER ASSETS LESS LIABILITIES–(3.85)%		(3,696,971)
NET ASSETS–100.00%		$96,124,784

Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Global Infrastructure Fund

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $5,681,331, which represented 5.91% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at October 31, 2024.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$474,556	$12,150,182	$(12,371,751)	$-	$-	$252,987	$16,817
Invesco Liquid Assets Portfolio, Institutional Class	338,991	6,857,948	(7,196,888)	(30)	(21)	-	9,950
Invesco Treasury Portfolio, Institutional Class	542,350	15,933,996	(16,006,521)	-	-	469,825	21,436
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	721,940	21,301,974	(20,961,464)	-	-	1,062,450	14,818*
Invesco Private Prime Fund	1,856,413	42,705,621	(41,722,796)	-	(446)	2,838,792	38,298*
Total	$3,934,250	$98,949,721	$(98,259,420)	$(30)	$(467)	$4,624,054	$101,319

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Global Infrastructure Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $85,122,951)*	$95,197,701
Investments in affiliated money market funds, at value (Cost $4,624,054)	4,624,054
Foreign currencies, at value (Cost $142,673)	142,526
Receivable for:
Fund shares sold	44,452
Dividends	81,743
Investment for trustee deferred compensation and retirement plans	24,375
Other assets	37,918
Total assets	100,152,769
Liabilities:
Payable for:
Fund shares reacquired	28,491
Collateral upon return of securities loaned	3,901,242
Accrued fees to affiliates	19,172
Accrued trustees’ and officers’ fees and benefits	1,219
Accrued other operating expenses	53,486
Trustee deferred compensation and retirement plans	24,375
Total liabilities	4,027,985
Net assets applicable to shares outstanding	$96,124,784
Net assets consist of:
Shares of beneficial interest	$87,008,988
Distributable earnings	9,115,796
$96,124,784
Net Assets:
Class A	$16,841,268
Class C	$2,555,972
Class R	$4,812,302
Class Y	$8,549,318
Class R5	$141,007
Class R6	$63,224,917
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,343,574
Class C	204,254
Class R	384,324
Class Y	681,911
Class R5	11,233
Class R6	5,039,489
Class A:
Net asset value per share	$12.53
Maximum offering price per share (Net asset value of $12.53 ÷ 94.50%)	$13.26
Class C:
Net asset value and offering price per share	$12.51
Class R:
Net asset value and offering price per share	$12.52
Class Y:
Net asset value and offering price per share	$12.54
Class R5:
Net asset value and offering price per share	$12.55
Class R6:
Net asset value and offering price per share	$12.55

*	At October 31, 2024, securities with an aggregate value of $3,814,297 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Global Infrastructure Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $206,017)	$3,208,513
Dividends from affiliated money market funds (includes net securities lending income of $1,302)	49,505
Total investment income	3,258,018
Expenses:
Advisory fees	811,260
Administrative services fees	13,242
Custodian fees	10,979
Distribution fees:
Class A	41,888
Class C	25,916
Class R	23,659
Transfer agent fees — A, C, R and Y	71,078
Transfer agent fees — R5	121
Transfer agent fees — R6	18,248
Trustees’ and officers’ fees and benefits	21,376
Registration and filing fees	77,004
Reports to shareholders	22,626
Professional services fees	73,572
Other	10,979
Total expenses	1,221,948
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(165,561)
Net expenses	1,056,387
Net investment income	2,201,631
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	7,538,523
Affiliated investment securities	(467)
Foreign currencies	(2,439)
7,535,617
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	12,009,741
Affiliated investment securities	(30)
Foreign currencies	(242)
12,009,469
Net realized and unrealized gain	19,545,086
Net increase in net assets resulting from operations	$21,746,717
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Global Infrastructure Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$2,201,631	$2,686,798
Net realized gain (loss)	7,535,617	(4,488,820)
Change in net unrealized appreciation (depreciation)	12,009,469	(2,962,753)
Net increase (decrease) in net assets resulting from operations	21,746,717	(4,764,775)
Distributions to shareholders from distributable earnings:
Class A	(468,852)	(447,278)
Class C	(53,009)	(45,515)
Class R	(119,534)	(101,279)
Class Y	(365,010)	(540,136)
Class R5	(3,721)	(2,984)
Class R6	(1,816,576)	(1,384,676)
Total distributions from distributable earnings	(2,826,702)	(2,521,868)
Share transactions–net:
Class A	(3,222,247)	(4,688,089)
Class C	(712,484)	(206,620)
Class R	(660,103)	(345,438)
Class Y	(9,603,809)	(9,883,609)
Class R5	9,683	(9,427)
Class R6	(1,043,172)	2,192,721
Net increase (decrease) in net assets resulting from share transactions	(15,232,132)	(12,940,462)
Net increase (decrease) in net assets	3,687,883	(20,227,105)
Net assets:
Beginning of year	92,436,901	112,664,006
End of year	$96,124,784	$92,436,901
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Global Infrastructure Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$10.30	$0.25	$2.30	$2.55	$(0.32)	$—	$(0.32)	$12.53	25.03%	$16,841	1.25%	1.53%	2.12%	193%
Year ended 10/31/23	11.12	0.26	(0.83)	(0.57)	(0.25)	—	(0.25)	10.30	(5.29)	16,766	1.25	1.49	2.28	168
Year ended 10/31/22	12.70	0.22	(1.57)	(1.35)	(0.23)	—	(0.23)	11.12	(10.74)	22,737	1.25	1.47	1.81	127
Year ended 10/31/21	10.23	0.20(d)	2.46	2.66	(0.19)	—	(0.19)	12.70	26.22	20,774	1.29	1.62	1.65(d)	103
Year ended 10/31/20	11.88	0.19	(1.38)	(1.19)	(0.20)	(0.26)	(0.46)	10.23	(10.28)	12,198	1.28	1.58	1.77	244
Class C
Year ended 10/31/24	10.28	0.16	2.30	2.46	(0.23)	—	(0.23)	12.51	24.15	2,556	2.00	2.28	1.37	193
Year ended 10/31/23	11.10	0.18	(0.84)	(0.66)	(0.16)	—	(0.16)	10.28	(6.02)	2,751	2.00	2.24	1.53	168
Year ended 10/31/22	12.67	0.13	(1.56)	(1.43)	(0.14)	—	(0.14)	11.10	(11.38)	3,187	2.00	2.22	1.06	127
Year ended 10/31/21	10.21	0.11(d)	2.46	2.57	(0.11)	—	(0.11)	12.67	25.23	3,178	2.04	2.37	0.90(d)	103
Year ended 10/31/20	11.85	0.11	(1.37)	(1.26)	(0.12)	(0.26)	(0.38)	10.21	(10.94)	2,130	2.03	2.33	1.02	244
Class R
Year ended 10/31/24	10.29	0.22	2.30	2.52	(0.29)	—	(0.29)	12.52	24.74	4,812	1.50	1.78	1.87	193
Year ended 10/31/23	11.11	0.23	(0.83)	(0.60)	(0.22)	—	(0.22)	10.29	(5.54)	4,553	1.50	1.74	2.03	168
Year ended 10/31/22	12.69	0.19	(1.57)	(1.38)	(0.20)	—	(0.20)	11.11	(10.99)	5,267	1.50	1.72	1.56	127
Year ended 10/31/21	10.22	0.17(d)	2.47	2.64	(0.17)	—	(0.17)	12.69	25.93	5,241	1.54	1.87	1.40(d)	103
Year ended 10/31/20	11.87	0.16	(1.37)	(1.21)	(0.18)	(0.26)	(0.44)	10.22	(10.53)	3,326	1.53	1.83	1.52	244
Class Y
Year ended 10/31/24	10.30	0.27	2.32	2.59	(0.35)	—	(0.35)	12.54	25.44	8,549	1.00	1.28	2.37	193
Year ended 10/31/23	11.13	0.29	(0.84)	(0.55)	(0.28)	—	(0.28)	10.30	(5.13)	15,740	1.00	1.24	2.53	168
Year ended 10/31/22	12.70	0.26	(1.56)	(1.30)	(0.27)	—	(0.27)	11.13	(10.44)	26,747	1.00	1.22	2.06	127
Year ended 10/31/21	10.23	0.23(d)	2.46	2.69	(0.22)	—	(0.22)	12.70	26.53	21,558	1.04	1.37	1.90(d)	103
Year ended 10/31/20	11.89	0.22	(1.39)	(1.17)	(0.23)	(0.26)	(0.49)	10.23	(10.11)	11,910	1.03	1.33	2.02	244
Class R5
Year ended 10/31/24	10.31	0.28	2.31	2.59	(0.35)	—	(0.35)	12.55	25.42	141	1.00	1.18	2.37	193
Year ended 10/31/23	11.14	0.29	(0.84)	(0.55)	(0.28)	—	(0.28)	10.31	(5.12)	107	1.00	1.16	2.53	168
Year ended 10/31/22	12.72	0.26	(1.57)	(1.31)	(0.27)	—	(0.27)	11.14	(10.50)	125	1.00	1.13	2.06	127
Year ended 10/31/21	10.24	0.23(d)	2.47	2.70	(0.22)	—	(0.22)	12.72	26.61	37	1.02	1.14	1.92(d)	103
Year ended 10/31/20	11.89	0.22	(1.39)	(1.17)	(0.22)	(0.26)	(0.48)	10.24	(10.11)	10	1.03	1.15	2.02	244
Class R6
Year ended 10/31/24	10.31	0.28	2.31	2.59	(0.35)	—	(0.35)	12.55	25.42	63,225	1.00	1.11	2.37	193
Year ended 10/31/23	11.14	0.29	(0.84)	(0.55)	(0.28)	—	(0.28)	10.31	(5.12)	52,519	1.00	1.09	2.53	168
Year ended 10/31/22	12.71	0.26	(1.56)	(1.30)	(0.27)	—	(0.27)	11.14	(10.43)	54,601	1.00	1.06	2.06	127
Year ended 10/31/21	10.24	0.23(d)	2.47	2.70	(0.23)	—	(0.23)	12.71	26.53	67,617	1.02	1.14	1.92(d)	103
Year ended 10/31/20	11.89	0.22	(1.39)	(1.17)	(0.22)	(0.26)	(0.48)	10.24	(10.10)	48,033	1.00	1.15	2.05	244

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $109,495,771 and sold of $26,558,548 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Global Infrastructure Fund into the Fund.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends for the year ended October 31, 2021 are $0.16 and 1.31%, $0.07 and 0.56%, $0.13 and 1.06%, $0.19 and 1.56%, $0.19 and 1.58% and $0.19 and 1.58% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Global Infrastructure Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8	Invesco Global Infrastructure Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
9	Invesco Global Infrastructure Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $1 billion	0.8400%
Next $1 billion	0.8000%
Next $3 billion	0.7800%
Over $5 billion	0.7325%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.84%.
10	Invesco Global Infrastructure Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 28, 2026, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 1.25%, 2.00%, 1.50%, 1.00%, 1.00% and 1.00%, respectively of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2026. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $72,097 and reimbursed class level expenses of $33,812, $5,207, $9,505, $22,554, $121 and $18,248 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $2,737 in front-end sales commissions from the sale of Class A shares and $0 and $106 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2024, the Fund incurred $23,616 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
11	Invesco Global Infrastructure Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$1,560,777	$—	$1,560,777
Canada	12,217,656	—	—	12,217,656
China	—	2,155,020	—	2,155,020
France	—	8,647,657	—	8,647,657
Hong Kong	—	941,097	—	941,097
Italy	—	1,580,219	—	1,580,219
Japan	—	449,047	—	449,047
Mexico	1,213,914	—	—	1,213,914
Spain	—	4,660,444	—	4,660,444
United Kingdom	—	7,613,732	—	7,613,732
United States	53,005,844	1,152,294	—	54,158,138
Money Market Funds	722,812	3,901,242	—	4,624,054
Total Investments	$67,160,226	$32,661,529	$—	$99,821,755
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,017.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$2,640,766	$2,521,868
Long-term capital gain	185,936	—
Total distributions	$2,826,702	$2,521,868

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed long-term capital gain	$270,869
Net unrealized appreciation — investments	8,862,748
Net unrealized appreciation (depreciation) — foreign currencies	(419)
Temporary book/tax differences	(17,402)
Shares of beneficial interest	87,008,988
Total net assets	$96,124,784
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2024.
12	Invesco Global Infrastructure Fund

NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $183,897,387 and $199,098,629, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,065,005
Aggregate unrealized (depreciation) of investments	(1,202,257)
Net unrealized appreciation of investments	$8,862,748
Cost of investments for tax purposes is $90,959,007.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of partnerships and distributions, on October 31, 2024, undistributed net investment income was increased by $256,559, undistributed net realized gain (loss) was decreased by $256,392 and shares of beneficial interest was decreased by $167. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	106,330	$1,242,749	249,179	$2,919,739
Class C	29,009	336,730	51,835	601,604
Class R	46,951	542,423	91,233	1,041,120
Class Y	333,152	3,775,502	697,641	8,191,314
Class R5	1,417	16,027	1,819	21,191
Class R6	280,734	3,191,961	141,994	1,678,396
Issued as reinvestment of dividends:
Class A	35,969	414,881	34,004	378,449
Class C	4,310	49,560	3,993	44,075
Class R	10,357	119,478	9,132	101,192
Class Y	19,599	226,094	23,551	263,782
Class R5	292	3,391	245	2,722
Class R6	156,915	1,816,227	124,736	1,384,398
Automatic conversion of Class C shares to Class A shares:
Class A	19,703	224,996	14,158	162,141
Class C	(19,737)	(224,996)	(14,181)	(162,141)
Reacquired:
Class A	(446,509)	(5,104,873)	(713,031)	(8,148,418)
Class C	(76,941)	(873,778)	(61,024)	(690,158)
Class R	(115,524)	(1,322,004)	(131,739)	(1,487,750)
Class Y	(1,198,897)	(13,605,405)	(1,596,975)	(18,338,705)
Class R5	(834)	(9,735)	(2,907)	(33,340)
Class R6	(493,567)	(6,051,360)	(74,837)	(870,073)
Net increase (decrease) in share activity	(1,307,271)	$(15,232,132)	(1,151,174)	$(12,940,462)

(a)	66% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
NOTE 11—Subsequent Event
At a meeting held on December 11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will be closed to investments by new accounts after the close of business on January 17, 2025. The Fund will be liquidated on or about March 20, 2025.
13	Invesco Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Infrastructure Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Infrastructure Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14	Invesco Global Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Infrastructure Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior
Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Dow Jones Brookfield Global Infrastructure Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the third quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that underweight exposure to and stock selection in certain energy sectors detracted from Fund
15	Invesco Global Infrastructure Fund

performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and below, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco
Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
16	Invesco Global Infrastructure Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$185,936
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	50.84%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
17	Invesco Global Infrastructure Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
18	Invesco Global Infrastructure Fund

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SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	GBLI-NCSR

Annual Financial Statements and Other Information
October 31, 2024
Invesco Global Strategic Income Fund
Nasdaq:
A: OPSIX ■ C: OSICX ■ R: OSINX ■ Y: OSIYX ■ R5: GLSSX ■ R6: OSIIX

2	Consolidated Schedule of Investments
28	Consolidated Financial Statements
31	Consolidated Financial Highlights
32	Notes to Consolidated Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Approval of Investment Advisory and Sub-Advisory Contracts
47	Tax Information
48	Other Information Required in Form N-CSR (Items 8-11)

Consolidated Schedule of Investments
October 31, 2024

Principal Amount		Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–51.29%
Fannie Mae Grantor Trust,
IO, 0.62%, 11/25/2040(a)	$1,612,987	$2,903
0.37%, 12/25/2041(a)	9,661,442	195,956
Fannie Mae Interest STRIPS,
IO, 6.50%, 04/25/2029 - 07/25/2032(b)	599,046	71,026
7.50%, 11/25/2029(b)	26,541	3,164
6.00%, 12/25/2032 - 08/25/2035(b)	789,178	102,728
5.50%, 11/25/2033 - 06/25/2035(b)	670,495	95,525
Fannie Mae REMICs,
IO, 2.63% (7.60% - (30 Day Average SOFR + 0.11%)), 06/25/2026(b)(c)	20,825	580
2.88% (7.90% - (30 Day Average SOFR + 0.11%)), 11/18/2031 - 12/18/2031(b)(c)	84,728	7,842
2.93% (7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(b)(c)	1,689	162
2.98% (7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032(b)(c)	19,511	1,757
2.98% (8.00% - (30 Day Average SOFR + 0.11%)), 03/18/2032(b)(c)	39,089	3,776
3.13% (8.10% - (30 Day Average SOFR + 0.11%)), 03/25/2032 - 04/25/2032(b)(c)	57,288	5,840
2.03% (7.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032(b)(c)	25,124	1,828
2.83% (7.80% - (30 Day Average SOFR + 0.11%)), 04/25/2032(b)(c)	17,657	1,889
3.03% (8.00% - (30 Day Average SOFR + 0.11%)), 07/25/2032 - 09/25/2032(b)(c)	77,273	8,754
3.08% (8.10% - (30 Day Average SOFR + 0.11%)), 12/18/2032(b)(c)	62,625	5,135
3.23% (8.20% - (30 Day Average SOFR + 0.11%)), 01/25/2033(b)(c)	239,292	23,259
3.28% (8.25% - (30 Day Average SOFR + 0.11%)), 02/25/2033 - 05/25/2033(b)(c)	133,427	18,655
7.00%, 03/25/2033 - 04/25/2033(b)	330,940	39,947
2.58% (7.55% - (30 Day Average SOFR + 0.11%)), 10/25/2033(b)(c)	107,730	11,584
Principal Amount		Value
1.08% (6.05% - (30 Day Average SOFR + 0.11%)), 03/25/2035 - 07/25/2038(b)(c)	$98,489	$5,980
1.78% (6.75% - (30 Day Average SOFR + 0.11%)), 03/25/2035 - 05/25/2035(b)(c)	114,206	4,521
1.63% (6.60% - (30 Day Average SOFR + 0.11%)), 05/25/2035(b)(c)	205,885	12,271
1.73% (6.70% - (30 Day Average SOFR + 0.11%)), 05/25/2035(b)(c)	373,334	30,357
2.26% (7.23% - (30 Day Average SOFR + 0.11%)), 09/25/2036(b)(c)	398,965	19,420
1.57% (6.54% - (30 Day Average SOFR + 0.11%)), 06/25/2037(b)(c)	626,745	49,567
4.00%, 04/25/2041(b)	586,298	53,373
1.58% (6.55% - (30 Day Average SOFR + 0.11%)), 10/25/2041(b)(c)	102,447	7,737
1.18% (6.15% - (30 Day Average SOFR + 0.11%)), 12/25/2042(b)(c)	309,376	32,288
7.00%, 07/25/2026	1,323	1,320
6.50%, 10/25/2028 - 04/25/2029	39,256	39,688
6.00%, 05/25/2031 - 01/25/2032	77,732	79,345
5.97% (30 Day Average SOFR + 1.11%), 04/25/2032 - 12/25/2032(c)	66,551	67,217
5.52% (30 Day Average SOFR + 0.61%), 10/18/2032(c)	25,841	25,738
5.47% (30 Day Average SOFR + 0.61%), 12/25/2032(c)	44,411	44,148
5.37% (30 Day Average SOFR + 0.51%), 11/25/2033(c)	23,431	23,351
6.34% (24.57% - (3.67 x (30 Day Average SOFR + 0.11%))), 03/25/2036(c)	108,497	131,804
5.97% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(c)	103,244	110,945
5.91% (30 Day Average SOFR + 1.05%), 06/25/2037(c)	54,383	54,951
4.00%, 03/25/2041	65,947	62,109
Federal Home Loan Mortgage Corp.,
8.50%, 08/01/2031	13,577	13,850
5.00%, 09/01/2052 - 03/01/2053(d)	31,206,152	30,388,856
4.50%, 10/01/2052	15,289,509	14,658,797
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
2
Invesco Global Strategic Income Fund

Principal Amount		Value
Federal National Mortgage Association,
7.50%, 03/01/2033	$8,514	$8,754
7.00%, 12/01/2033	9,884	10,276
5.50%, 02/01/2035 - 03/01/2053(d)	31,325,954	31,123,702
4.50%, 07/01/2052	16,885,032	16,138,540
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K734, Class X1, IO, 0.63%, 02/25/2026(a)	3,790,837	21,030
Series K735, Class X1, IO, 0.96%, 05/25/2026(a)	6,517,105	66,978
Series K093, Class X1, IO, 0.94%, 05/25/2029(a)	43,766,295	1,508,055
Freddie Mac STRIPS,
IO, 7.00%, 04/01/2027 - 04/01/2030(b)	87,727	8,832
6.50%, 02/01/2028 - 06/01/2031(b)	24,213	2,732
7.50%, 12/15/2029(b)	30,767	3,604
6.00%, 12/15/2032(b)	56,149	5,991
Freddie Mac REMICs,
6.50%, 02/15/2028 - 06/15/2032	42,093	43,335
5.57% (30 Day Average SOFR + 0.56%), 02/15/2029(c)	3,524	3,517
5.77% (30 Day Average SOFR + 0.76%), 07/15/2029(c)	5,147	5,153
6.12% (30 Day Average SOFR + 1.11%), 02/15/2032 - 03/15/2032(c)	137,713	138,428
3.50%, 05/15/2032	40,073	38,936
5.62% (30 Day Average SOFR + 0.61%), 01/15/2033(c)	4,032	4,026
5.96% (24.75% - (3.67 x (30 Day Average SOFR + 0.11%))), 08/15/2035(c)	75,845	93,560
4.00%, 06/15/2038	44,274	41,736
IO, 7.00%, 03/15/2028 - 04/15/2028(b)	17,244	1,329
3.66% (8.70% - (30 Day Average SOFR + 0.11%)), 07/17/2028(b)(c)	20	0
2.98% (8.10% - (30 Day Average SOFR + 0.11%)), 06/15/2029(b)(c)	27,947	1,690
3.83% (8.95% - (30 Day Average SOFR + 0.11%)), 08/15/2029(b)(c)	8,954	400
1.93% (7.05% - (30 Day Average SOFR + 0.11%)), 10/15/2033(b)(c)	163,291	10,138
1.58% (6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(b)(c)	293,439	16,374
1.63% (6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(b)(c)	16,548	939
Principal Amount		Value
1.60% (6.72% - (30 Day Average SOFR + 0.11%)), 05/15/2035(b)(c)	$439,355	$31,836
1.03% (6.15% - (30 Day Average SOFR + 0.11%)), 07/15/2035(b)(c)	227,589	10,556
1.88% (7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(b)(c)	91,671	9,123
0.88% (6.00% - (30 Day Average SOFR + 0.11%)), 04/15/2038(b)(c)	42,914	3,594
0.95% (6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(b)(c)	173,578	15,063
1.13% (6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(b)(c)	73,252	5,864
Government National Mortgage Association,
ARM, 4.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 07/20/2027(c)	337	337
7.00%, 01/15/2028 - 01/20/2030	58,404	59,217
8.00%, 01/15/2028 - 09/15/2028	37,866	38,457
IO, 1.65% (6.55% - (1 mo. Term SOFR + 0.11%)), 04/16/2037(b)(c)	293,467	21,254
1.75% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(b)(c)	453,059	28,907
TBA, 5.50%, 11/01/2054(e)	42,500,000	42,269,144
6.00%, 11/01/2054(e)	335,340,000	337,830,151
Uniform Mortgage-Backed Securities, TBA, 6.00%, 11/01/2054(e)	310,500,000	312,527,879
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $798,678,115)		788,669,380

U.S. Dollar Denominated Bonds & Notes–35.80%
Argentina–0.68%
Argentine Republic Government International Bond, 1.75%, 07/09/2030(f)	1,656,000	1,118,350
Telecom Argentina S.A., 9.50%, 07/18/2031(g)	4,690,000	4,842,425
YPF S.A.,
8.50%, 07/28/2025(g)	1,026,000	1,031,011
8.75%, 09/11/2031(g)	3,450,000	3,525,900
		10,517,686
Australia–0.22%
QBE Insurance Group Ltd., 6.75%, 12/02/2044(g)(h)	3,450,000	3,461,695
Belgium–0.27%
Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 03/01/2028(g)	4,200,000	4,089,202
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
3
Invesco Global Strategic Income Fund

Principal Amount		Value
Brazil–0.79%
Braskem Netherlands Finance B.V., 8.00%, 10/15/2034(g)(i)	$1,580,000	$1,577,235
Brazilian Government International Bond, 6.13%, 01/22/2032	2,750,000	2,777,179
CSN Inova Ventures, 6.75%, 01/28/2028(g)	325,000	310,863
Minerva (Luxembourg) S.A., 4.38%, 03/18/2031(g)	1,600,000	1,355,178
Sitios Latinoamerica S.A.B. de C.V., 5.38%, 04/04/2032(g)	4,745,000	4,553,701
Suzano Austria GmbH, 2.50%, 09/15/2028	1,716,000	1,552,986
		12,127,142
Canada–2.12%
1011778 BC ULC/New Red Finance, Inc., 5.63%, 09/15/2029(g)	622,000	621,206
1375209 BC Ltd., 9.00%, 01/30/2028(g)(i)	797,000	796,409
Brookfield Finance, Inc., 5.97%, 03/04/2054	1,842,000	1,911,762
Constellation Software, Inc., 5.16%, 02/16/2029(g)	1,223,000	1,238,201
Element Fleet Management Corp.,
5.64%, 03/13/2027(g)(i)	6,900,000	6,996,981
6.32%, 12/04/2028(g)(i)	3,603,000	3,769,293
Enbridge, Inc., 7.38%, 01/15/2083(h)	6,974,000	7,128,125
Hudbay Minerals, Inc., 6.13%, 04/01/2029(g)(i)	623,000	628,083
New Gold, Inc., 7.50%, 07/15/2027(g)	629,000	639,625
Northriver Midstream Finance L.P., 6.75%, 07/15/2032(g)	616,000	632,685
Ritchie Bros. Holdings, Inc., 7.75%, 03/15/2031(g)(i)	579,000	610,753
South Bow Canadian Infrastructure Holdings Ltd., 7.63%, 03/01/2055(g)(h)	3,450,000	3,555,335
Transcanada Trust, Series 16-A, 5.88%, 08/15/2076(h)(i)	3,545,000	3,541,122
Wrangler Holdco Corp., 6.63%, 04/01/2032(g)(i)	595,000	608,178
		32,677,758
Chile–0.87%
AES Andes S.A., 6.35%, 10/07/2079(g)(h)	1,011,000	1,005,261
Banco de Credito e Inversiones S.A., 8.75%(g)(h)(j)	1,725,000	1,823,651
Banco del Estado de Chile, 7.95%(g)(h)(j)	1,003,000	1,056,414
Chile Electricity Lux MPC II S.a.r.l., 5.58%, 10/20/2035(g)	1,495,000	1,488,272
Mercury Chile Holdco LLC, 6.50%, 01/24/2027(g)	3,500,000	3,483,845
Principal Amount		Value
Chile–(continued)
Sociedad Quimica y Minera de Chile S.A., 5.50%, 09/10/2034(g)	$4,685,000	$4,498,537
		13,355,980
China–0.11%
Prosus N.V., 3.26%, 01/19/2027(g)	1,720,000	1,642,262
Colombia–0.36%
Ecopetrol S.A.,
8.63%, 01/19/2029	3,450,000	3,664,437
7.75%, 02/01/2032	1,850,000	1,804,880
		5,469,317
Czech Republic–0.04%
Allwyn Entertainment Financing (UK) PLC, 7.88%, 04/30/2029(g)	604,000	626,049
Dominican Republic–0.25%
Aeropuertos Dominicanos Siglo XXI S.A., 7.00%, 06/30/2034(g)(i)	2,055,000	2,098,094
Dominican Republic International Bond,
4.50%, 01/30/2030(g)	720,000	669,780
4.88%, 09/23/2032(g)	1,200,000	1,099,994
		3,867,868
Ecuador–0.14%
Ecuador Government International Bond, 6.90%, 07/31/2035(f)(g)	3,795,000	2,109,093
France–0.41%
BNP Paribas S.A., 7.75%(g)(h)(j)	1,750,000	1,816,736
Electricite de France S.A., 9.13%(g)(h)(j)	2,334,000	2,649,405
Iliad Holding S.A.S.,
6.50%, 10/15/2026(g)	75,000	75,658
7.00%, 10/15/2028(g)	1,347,000	1,365,462
8.50%, 04/15/2031(g)(i)	416,000	443,479
		6,350,740
Germany–0.43%
Bayer US Finance LLC,
6.13%, 11/21/2026(g)(i)	4,073,000	4,163,332
6.88%, 11/21/2053(g)	1,443,000	1,529,152
Cerdia Finanz GmbH, 9.38%, 10/03/2031(g)	308,000	317,533
ZF North America Capital, Inc., 6.88%, 04/14/2028(g)	588,000	593,638
		6,603,655
Hong Kong–0.68%
Melco Resorts Finance Ltd.,
4.88%, 06/06/2025(g)	9,250,000	9,152,677
5.38%, 12/04/2029(g)(i)	1,109,000	1,018,113
7.63%, 04/17/2032(g)	229,000	232,180
		10,402,970
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
4
Invesco Global Strategic Income Fund

Principal Amount		Value
India–1.06%
Adani Ports & Special Economic Zone Ltd., 4.20%, 08/04/2027(g)	$1,840,000	$1,761,379
JSW Steel Ltd., 3.95%, 04/05/2027(g)	4,260,000	4,084,017
Muthoot Finance Ltd.,
7.13%, 02/14/2028(g)	3,450,000	3,514,103
6.38%, 04/23/2029(g)	3,450,000	3,430,549
Network i2i Ltd., 5.65%(g)(h)(j)	3,450,000	3,463,041
		16,253,089
Indonesia–0.65%
PT Bank Tabungan Negara (Persero) Tbk, 4.20%, 01/23/2025(g)	6,390,000	6,348,853
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.13%, 05/15/2027(g)	3,700,000	3,639,248
		9,988,101
Iraq–0.05%
Iraq International Bond, 5.80%, 01/15/2028(g)	787,500	759,187
Ireland–0.34%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.95%, 03/10/2055(h)	925,000	953,920
BB Blue Financing DAC, Series A1, 4.40%, 09/20/2037	1,750,000	1,741,260
Coriolanus DAC,
Series 116, 0.00%, 04/30/2025(g)(k)	188,627	184,525
Series 119, 0.00%, 04/30/2025(g)(k)	200,676	196,312
Series 120, 0.00%, 04/30/2025(g)(k)	251,197	245,734
Series 122, 0.00%, 04/30/2025(g)(k)	220,083	215,296
Series 124, 0.00%, 04/30/2025(g)(k)	176,776	172,932
Series 126, 0.00%, 04/30/2025(g)(k)	395,503	386,902
Series 127, 0.00%, 04/30/2025(g)(k)	229,054	224,073
0.00%, 04/30/2025(g)(k)	359,540	351,720
GGAM Finance Ltd., 6.88%, 04/15/2029(g)	625,000	638,479
		5,311,153
Italy–0.04%
Telecom Italia Capital S.A., 6.38%, 11/15/2033(i)	660,000	667,841
Macau–0.67%
MGM China Holdings Ltd.,
5.88%, 05/15/2026(g)	4,250,000	4,230,756
4.75%, 02/01/2027(g)	2,760,000	2,669,556
Studio City Finance Ltd., 5.00%, 01/15/2029(g)(i)	1,300,000	1,174,803
Principal Amount		Value
Macau–(continued)
Wynn Macau Ltd.,
5.63%, 08/26/2028(g)(i)	$578,000	$555,287
5.63%, 08/26/2028(g)	1,725,000	1,657,216
		10,287,618
Mexico–1.41%
Banco Mercantil del Norte S.A., 8.38%(g)(h)(i)(j)	1,850,000	1,903,056
Braskem Idesa S.A.P.I., 7.45%, 11/15/2029(g)	2,850,000	2,262,878
CEMEX Materials LLC, 7.70%, 07/21/2025(g)	3,500,000	3,561,250
CEMEX S.A.B. de C.V., 5.13%(g)(h)(j)	2,487,000	2,430,156
FIEMEX Energia - Banco Actinver S.A. Institucion de Banca Multiple, 7.25%, 01/31/2041(g)	2,085,000	2,093,861
Nemak S.A.B. de C.V., 3.63%, 06/28/2031(g)(i)	3,064,000	2,440,841
Petroleos Mexicanos,
6.50%, 03/13/2027	3,500,000	3,437,075
8.75%, 06/02/2029(i)	3,500,000	3,548,974
		21,678,091
Nigeria–0.29%
IHS Netherlands Holdco B.V., 8.00%, 09/18/2027(g)	2,750,000	2,753,109
Nigeria Government International Bond, 8.38%, 03/24/2029(g)	1,720,000	1,661,896
		4,415,005
Panama–0.11%
Sable International Finance Ltd., 7.13%, 10/15/2032(g)	109,000	109,647
Telecomunicaciones Digitales S.A., 4.50%, 01/30/2030(g)	1,750,000	1,604,460
		1,714,107
Senegal–0.20%
Senegal Government International Bond,
7.75%, 06/10/2031(g)	1,730,000	1,589,739
6.25%, 05/23/2033(g)	1,725,000	1,428,516
		3,018,255
Serbia–0.08%
Telecommunications Co. Telekom Srbija Akcionarsko drustvo, Belgrade, 7.00%, 10/28/2029(g)	1,165,000	1,173,376
South Africa–0.21%
Republic of South Africa Government International Bond, 4.85%, 09/30/2029	3,450,000	3,260,862
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5
Invesco Global Strategic Income Fund

Principal Amount		Value
Spain–0.04%
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 6.38%, 02/15/2032(g)	$585,000	$581,323
Supranational–0.12%
European Bank for Reconstruction & Development, 6.40%, 08/27/2025	1,800,000	1,827,882
Sweden–0.06%
Stena International S.A.,
7.25%, 01/15/2031(g)(i)	620,000	644,184
7.63%, 02/15/2031(g)(i)	344,000	360,450
		1,004,634
Switzerland–0.85%
Argentum Netherlands B.V. for Swiss Re Ltd., 5.63%, 08/15/2052(g)(h)	460,000	461,150
Credit Suisse Group AG, 6.25%(g)(h)(j)(l)(m)	7,385,000	528,027
UBS Group AG, 6.88%(g)(h)(j)	1,725,000	1,730,419
Willow No 2 Ireland PLC for Zurich Insurance Co. Ltd., 4.25%, 10/01/2045(g)(h)	10,500,000	10,355,725
		13,075,321
Turkey–0.24%
Turkcell Iletisim Hizmetleri A.S., 5.80%, 04/11/2028(g)	1,935,000	1,883,178
Zorlu Enerji Elektrik Uretim A.S., 11.00%, 04/23/2030(g)	1,750,000	1,757,051
		3,640,229
United Kingdom–1.85%
abrdn PLC, 4.25%, 06/30/2028(g)	1,825,000	1,737,820
B.A.T Capital Corp., 6.00%, 02/20/2034	1,917,000	1,984,619
British Telecommunications PLC, 4.25%, 11/23/2081(g)(h)(i)	10,650,000	10,278,167
M&G PLC, 6.50%, 10/20/2048(g)(h)	925,000	950,747
Macquarie Airfinance Holdings Ltd., 6.50%, 03/26/2031(g)	577,000	599,945
NatWest Group PLC, 6.00%(h)(j)	1,650,000	1,650,831
Rolls-Royce PLC, 3.63%, 10/14/2025(g)	930,000	919,872
Virgin Media Secured Finance PLC, 5.50%, 05/15/2029(g)(i)	1,344,000	1,272,172
Vodafone Group PLC,
3.25%, 06/04/2081(h)	6,876,000	6,612,490
4.13%, 06/04/2081(h)(i)	1,605,000	1,444,601
Zegona Finance PLC, 8.63%, 07/15/2029(g)(i)	915,000	968,756
		28,420,020
Principal Amount		Value
United States–19.75%
Acrisure LLC/Acrisure Finance, Inc., 7.50%, 11/06/2030(g)(i)	$614,000	$624,817
AES Corp. (The), 7.60%, 01/15/2055(h)(i)	4,929,000	5,111,177
Aethon United BR L.P./Aethon United Finance Corp., 7.50%, 10/01/2029(g)	951,000	958,245
Air Lease Corp.,
Series B, 4.65%(h)(i)(j)	660,000	641,736
Series C, 4.13%(h)(j)	335,000	315,434
Series D, 6.00%(h)(j)	64,000	63,197
Aircastle Ltd., 5.25%(g)(h)(j)	1,273,000	1,254,623
Alcoa Nederland Holding B.V., 6.13%, 05/15/2028(g)(i)	4,445,000	4,456,566
Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer,
6.75%, 04/15/2028(g)	289,000	290,575
7.00%, 01/15/2031(g)	622,000	626,704
Allison Transmission, Inc., 3.75%, 01/30/2031(g)(i)	2,159,000	1,917,769
AMC Networks, Inc., 10.25%, 01/15/2029(g)	60,000	61,864
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(g)	3,550,000	3,541,923
5.75%, 04/20/2029(g)(i)	2,494,000	2,471,697
American Express Co., 6.34%, 10/30/2026(h)	4,900,000	4,969,152
Ares Capital Corp., 5.88%, 03/01/2029(i)	4,461,000	4,495,691
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/2028(g)	575,000	575,378
Bath & Body Works, Inc.,
6.88%, 11/01/2035	548,000	556,953
6.75%, 07/01/2036(i)	650,000	654,328
Bausch Health Cos., Inc.,
5.50%, 11/01/2025(g)	305,000	299,682
11.00%, 09/30/2028(g)	336,000	309,540
Becton, Dickinson and Co., 3.79%, 05/20/2050	3,307,000	2,535,570
Berry Global, Inc., 5.65%, 01/15/2034(g)	1,784,000	1,782,420
BlueLinx Holdings, Inc., 6.00%, 11/15/2029(g)	652,000	629,979
Boeing Co. (The), 4.88%, 05/01/2025	3,500,000	3,492,498
BP Capital Markets PLC, 4.88%(h)(i)(j)	1,295,000	1,263,717
Brink’s Co. (The), 6.75%, 06/15/2032(g)(i)	615,000	626,841
Cardinal Health, Inc., 5.13%, 02/15/2029	3,450,000	3,483,988
Carnival Corp., 6.00%, 05/01/2029(g)	124,000	124,288
Carriage Services, Inc., 4.25%, 05/15/2029(g)	1,333,000	1,219,393
Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(g)	188,000	182,080
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6
Invesco Global Strategic Income Fund

Principal Amount		Value
United States–(continued)
CCO Holdings LLC/CCO Holdings Capital Corp.,
4.75%, 03/01/2030(g)	$3,868,000	$3,521,812
4.50%, 08/15/2030(g)(i)	4,619,000	4,129,219
4.50%, 05/01/2032	626,000	533,131
4.25%, 01/15/2034(g)(i)	681,000	544,694
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.50%, 10/15/2029(g)	314,000	318,449
Charles Schwab Corp. (The), 6.20%, 11/17/2029(h)(i)	3,889,000	4,087,074
Cheniere Energy, Inc., 5.65%, 04/15/2034	1,800,000	1,812,848
Citigroup, Inc., Series CC, 7.13%(h)(j)	650,000	669,427
Cleveland-Cliffs, Inc.,
7.00%, 03/15/2032(g)(i)	459,000	460,093
7.38%, 05/01/2033(g)	139,000	140,155
6.25%, 10/01/2040	373,000	342,156
Cloud Software Group, Inc.,
6.50%, 03/31/2029(g)	444,000	433,978
8.25%, 06/30/2032(g)	175,000	179,995
Clydesdale Acquisition Holdings, Inc., 6.63%, 04/15/2029(g)(i)	641,000	644,624
Community Health Systems, Inc.,
5.63%, 03/15/2027(g)	285,000	278,198
8.00%, 12/15/2027(g)	1,627,000	1,625,951
5.25%, 05/15/2030(g)	532,000	464,698
4.75%, 02/15/2031(g)(i)	354,000	295,549
Concentra Escrow Issuer Corp., 6.88%, 07/15/2032(g)	605,000	621,593
Coty, Inc., 5.00%, 04/15/2026(g)	313,000	311,652
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC, 6.63%, 07/15/2030(g)	300,000	306,203
Cougar JV Subsidiary LLC, 8.00%, 05/15/2032(g)	879,000	919,708
Cox Communications, Inc., 2.95%, 10/01/2050(g)	2,720,000	1,635,227
CVR Energy, Inc., 8.50%, 01/15/2029(g)	614,000	595,939
DaVita, Inc., 6.88%, 09/01/2032(g)	605,000	608,700
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(g)	599,000	593,896
Dell International LLC/EMC Corp., 6.20%, 07/15/2030	7,400,000	7,847,316
Diversified Healthcare Trust, 0.00%, 01/15/2026(g)(k)	975,000	902,500
Duke Energy Corp., 6.45%, 09/01/2054(h)	623,000	634,757
EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030(g)	1,268,000	1,291,170
Endo Finance Holdings, Inc., 8.50%, 04/15/2031(g)(i)	583,000	624,085
Principal Amount		Value
United States–(continued)
Energy Transfer L.P.,
8.00%, 05/15/2054(h)(i)	$1,868,000	$1,980,734
7.13%, 10/01/2054(h)	9,660,000	9,769,573
EnerSys,
4.38%, 12/15/2027(g)	335,000	322,610
6.63%, 01/15/2032(g)	286,000	294,086
Enpro, Inc., 5.75%, 10/15/2026	623,000	621,954
Entergy Corp., 7.13%, 12/01/2054(h)	5,083,000	5,209,460
ESAB Corp., 6.25%, 04/15/2029(g)	628,000	639,843
FirstCash, Inc., 6.88%, 03/01/2032(g)	936,000	947,836
Ford Motor Credit Co. LLC, 5.13%, 06/16/2025	10,500,000	10,474,916
Fortress Transportation and Infrastructure Investors LLC,
5.50%, 05/01/2028(g)	623,000	611,385
7.88%, 12/01/2030(g)	1,613,000	1,700,781
7.00%, 06/15/2032(g)(i)	696,000	714,592
Freeport-McMoRan, Inc., 4.63%, 08/01/2030	6,290,000	6,141,280
Gap, Inc. (The), 3.88%, 10/01/2031(g)(i)	714,000	614,367
General Motors Co., 6.80%, 10/01/2027(i)	7,000,000	7,342,476
Genesis Energy L.P./Genesis Energy Finance Corp.,
7.75%, 02/01/2028	247,000	249,660
8.88%, 04/15/2030(i)	730,000	752,499
7.88%, 05/15/2032	796,000	796,099
GFL Environmental, Inc., 3.50%, 09/01/2028(g)	670,000	628,716
Global Atlantic (Fin) Co., 4.70%, 10/15/2051(g)(h)	661,000	634,264
Goldman Sachs Group, Inc. (The), Series X, 7.50%(h)(j)	595,000	625,374
Golub Capital Private Credit Fund, 5.80%, 09/12/2029(g)	3,137,000	3,058,050
Gray Television, Inc., 10.50%, 07/15/2029(g)	117,000	121,636
Greystar Real Estate Partners LLC, 7.75%, 09/01/2030(g)	236,000	247,511
Group 1 Automotive, Inc., 6.38%, 01/15/2030(g)(i)	627,000	631,379
Harley-Davidson Financial Services, Inc., 3.35%, 06/08/2025(g)	2,390,000	2,362,111
Hilcorp Energy I L.P., 7.25%, 02/15/2035(g)	449,000	440,784
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 04/15/2032(g)	165,000	154,959
8.38%, 11/01/2033(g)	293,000	306,560
Hilton Domestic Operating Co., Inc., 6.13%, 04/01/2032(g)(i)	940,000	950,220
Howard Midstream Energy Partners LLC, 7.38%, 07/15/2032(g)	1,202,000	1,227,133
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7
Invesco Global Strategic Income Fund

Principal Amount		Value
United States–(continued)
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 9.00%, 06/15/2030	$590,000	$570,387
Iron Mountain, Inc.,
4.50%, 02/15/2031(g)	350,000	325,286
5.63%, 07/15/2032(g)(i)	300,000	291,293
J.M. Smucker Co. (The), 5.90%, 11/15/2028(i)	3,424,000	3,576,767
Jabil, Inc., 3.00%, 01/15/2031(i)	3,700,000	3,265,628
Jane Street Group/JSG Finance, Inc.,
7.13%, 04/30/2031(g)	564,000	585,060
6.13%, 11/01/2032(g)	949,000	950,207
Jefferson Capital Holdings LLC, 9.50%, 02/15/2029(g)	615,000	654,668
Kinder Morgan, Inc., 5.00%, 02/01/2029	6,900,000	6,909,797
L3Harris Technologies, Inc., 5.40%, 01/15/2027	2,917,000	2,964,866
LABL, Inc., 8.63%, 10/01/2031(g)	314,000	302,877
Lamar Media Corp., 4.88%, 01/15/2029(i)	1,861,000	1,812,990
LCM Investments Holdings II LLC, 8.25%, 08/01/2031(g)(i)	884,000	923,902
Level 3 Financing, Inc.,
10.50%, 04/15/2029(g)	109,000	121,900
11.00%, 11/15/2029(g)	168,000	189,783
10.50%, 05/15/2030(g)	113,000	124,159
Lions Gate Capital Holdings 1, Inc., 5.50%, 04/15/2029(g)	682,000	603,550
Lithia Motors, Inc., 3.88%, 06/01/2029(g)(i)	1,449,000	1,331,068
Macy’s Retail Holdings LLC,
6.70%, 07/15/2034(g)	197,000	169,331
4.50%, 12/15/2034	520,000	434,962
Marriott International, Inc., Series EE, 5.75%, 05/01/2025	1,867,000	1,872,208
Match Group Holdings II LLC, 5.00%, 12/15/2027(g)	614,000	600,023
Mativ Holdings, Inc., 8.00%, 10/01/2029(g)(i)	1,114,000	1,134,949
Mattel, Inc., 6.20%, 10/01/2040(i)	1,775,000	1,774,417
Medline Borrower L.P., 5.25%, 10/01/2029(g)(i)	650,000	630,153
MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	201,000	142,558
Nationstar Mortgage Holdings, Inc.,
5.00%, 02/01/2026(g)	315,000	312,103
7.13%, 02/01/2032(g)(i)	637,000	651,719
Navient Corp.,
5.00%, 03/15/2027(i)	460,000	452,610
9.38%, 07/25/2030	205,000	223,366
NCL Corp. Ltd.,
5.88%, 02/15/2027(g)	677,000	676,755
8.13%, 01/15/2029(g)	240,000	254,598
Principal Amount		Value
United States–(continued)
Neptune Bidco US, Inc., 9.29%, 04/15/2029(g)	$194,000	$181,435
NESCO Holdings II, Inc., 5.50%, 04/15/2029(g)(i)	1,343,000	1,251,162
New Fortress Energy, Inc., 6.50%, 09/30/2026(g)	207,000	191,911
Newell Brands, Inc.,
6.38%, 05/15/2030	285,000	287,015
6.63%, 05/15/2032	285,000	286,536
NextEra Energy Capital Holdings, Inc., 6.75%, 06/15/2054(h)	4,181,000	4,388,520
NGL Energy Operating LLC/NGL Energy Finance Corp.,
8.13%, 02/15/2029(g)	307,000	309,185
8.38%, 02/15/2032(g)	325,000	327,752
Novelis Corp., 4.75%, 01/30/2030(g)	666,000	624,466
Office Properties Income Trust, 9.00%, 03/31/2029(g)	698,000	681,106
OI European Group B.V., 4.75%, 02/15/2030(g)	318,000	288,372
OneMain Finance Corp.,
3.88%, 09/15/2028(i)	561,000	517,661
6.63%, 05/15/2029	353,000	353,441
4.00%, 09/15/2030(i)	418,000	368,399
7.13%, 11/15/2031	345,000	349,206
ONEOK, Inc.,
5.55%, 11/01/2026	2,892,000	2,932,337
6.63%, 09/01/2053	3,629,000	3,913,325
Owens-Brockway Glass Container, Inc., 7.25%, 05/15/2031(g)	312,000	307,250
Paramount Global,
2.90%, 01/15/2027(i)	3,780,000	3,593,485
6.38%, 03/30/2062(h)	67,000	62,094
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
2.70%, 11/01/2024(g)	584,000	584,000
6.05%, 08/01/2028(g)	7,000,000	7,250,187
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(g)(i)	654,000	635,473
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 05/19/2053	95,000	93,030
PHH Escrow Issuer LLC, 9.88%, 11/01/2029(g)	125,000	122,589
PHINIA, Inc.,
6.75%, 04/15/2029(g)	872,000	891,234
6.63%, 10/15/2032(g)	324,000	323,203
Plains All American Pipeline L.P./PAA Finance Corp., 3.80%, 09/15/2030	2,220,000	2,071,433
PNC Financial Services Group, Inc. (The), 6.62%, 10/20/2027(h)	5,195,000	5,380,984
Prairie Acquiror L.P., 9.00%, 08/01/2029(g)	271,000	275,001
Provident Funding Associates L.P./PFG Finance Corp., 9.75%, 09/15/2029(g)	923,000	944,599
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8
Invesco Global Strategic Income Fund

Principal Amount		Value
United States–(continued)
RHP Hotel Properties L.P./RHP Finance Corp., 6.50%, 04/01/2032(g)	$908,000	$919,420
RLJ Lodging Trust L.P.,
3.75%, 07/01/2026(g)	320,000	310,242
4.00%, 09/15/2029(g)(i)	683,000	616,224
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(g)(i)	1,022,000	961,534
Royal Caribbean Cruises Ltd., 6.00%, 02/01/2033(g)(i)	315,000	317,131
Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(g)	652,000	636,173
Seagate HDD Cayman,
4.13%, 01/15/2031	1,069,000	962,233
9.63%, 12/01/2032	2,583,800	2,947,038
Sempra, 4.13%, 04/01/2052(h)(i)	10,650,000	10,154,915
Sensata Technologies, Inc.,
3.75%, 02/15/2031(g)	650,000	580,681
6.63%, 07/15/2032(g)	374,000	379,246
Service Properties Trust,
5.50%, 12/15/2027(i)	995,000	943,201
4.95%, 10/01/2029	150,000	120,031
4.38%, 02/15/2030	972,000	736,646
Sinclair Television Group, Inc., 4.13%, 12/01/2030(g)	85,000	65,397
Sirius XM Radio, Inc.,
4.13%, 07/01/2030(g)	346,000	309,837
3.88%, 09/01/2031(g)(i)	734,000	631,287
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc., 6.63%, 05/01/2032(g)	613,000	625,045
Sixth Street Lending Partners, 6.50%, 03/11/2029(g)(i)	544,000	548,845
Solventum Corp.,
5.45%, 02/25/2027(g)	4,977,000	5,043,387
5.90%, 04/30/2054(g)	1,969,000	1,973,950
Southern Co. (The),
Series B, 4.00%, 01/15/2051(h)	8,100,000	7,943,265
Series 21-A, 3.75%, 09/15/2051(h)	5,274,000	5,078,899
Specialty Building Products Holdings LLC/SBP Finance Corp., 7.75%, 10/15/2029(g)	139,000	141,889
SS&C Technologies, Inc.,
5.50%, 09/30/2027(g)	315,000	313,962
6.50%, 06/01/2032(g)(i)	295,000	300,494
State Street Corp., Series I, 6.70%(h)(j)	2,956,000	3,050,633
Summit Midstream Holdings LLC, 8.63%, 10/31/2029(g)	592,000	612,024
Talen Energy Supply LLC, 8.63%, 06/01/2030(g)	605,000	653,098
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029(g)	614,000	616,430
Principal Amount		Value
United States–(continued)
Taylor Morrison Communities, Inc., 5.13%, 08/01/2030(g)	$633,000	$612,776
Tenet Healthcare Corp., 6.75%, 05/15/2031	1,811,000	1,852,649
TransDigm, Inc.,
6.75%, 08/15/2028(g)	3,689,000	3,772,781
6.38%, 03/01/2029(g)	690,000	701,240
7.13%, 12/01/2031(g)	896,000	928,277
6.63%, 03/01/2032(g)	1,243,000	1,265,597
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(g)	865,000	890,793
Transocean, Inc., 8.75%, 02/15/2030(g)(i)	923,100	957,055
U.S. International Development Finance Corp., Series 4, 3.13%, 04/15/2028	1,120,000	1,077,227
United AirLines, Inc., 4.38%, 04/15/2026(g)	3,600,000	3,540,079
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/2028(g)(i)	588,000	626,899
Univision Communications, Inc.,
6.63%, 06/01/2027(g)	123,000	122,157
4.50%, 05/01/2029(g)	71,000	63,100
Valaris Ltd., 8.38%, 04/30/2030(g)	587,000	596,002
Velocity Vehicle Group LLC, 8.00%, 06/01/2029(g)	602,000	620,696
Venture Global LNG, Inc.,
8.13%, 06/01/2028(g)(i)	677,000	703,056
7.00%, 01/15/2030(g)	618,000	622,241
8.38%, 06/01/2031(g)	305,000	317,031
9.88%, 02/01/2032(g)	710,000	775,428
9.00%(g)(h)(j)	635,000	635,359
Viatris, Inc., 3.85%, 06/22/2040(i)	2,220,000	1,665,885
Victoria’s Secret & Co., 4.63%, 07/15/2029(g)	703,000	620,208
Viking Cruises Ltd., 9.13%, 07/15/2031(g)	565,000	610,560
Vistra Corp., Series C, 8.88%(g)(h)(j)	591,000	632,299
Vistra Operations Co. LLC,
5.63%, 02/15/2027(g)	247,000	246,517
5.00%, 07/31/2027(g)	358,000	353,514
7.75%, 10/15/2031(g)	1,741,000	1,840,556
Walgreens Boots Alliance, Inc., 3.80%, 11/18/2024	4,971,000	4,964,334
Windstream Escrow LLC/ Windstream Escrow Finance Corp., 7.75%, 08/15/2028(g)(i)	312,000	314,017
Windstream Services LLC/ Windstream Escrow Finance Corp., 8.25%, 10/01/2031(g)	315,000	319,173
Yum! Brands, Inc., 5.38%, 04/01/2032(i)	926,000	902,478
		303,748,942
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9
Invesco Global Strategic Income Fund

	Principal Amount		Value
Uzbekistan–0.18%
National Bank of Uzbekistan, 8.50%, 07/05/2029(g)		$1,420,000	$1,459,019
Navoi Mining & Metallurgical Combinat, 6.70%, 10/17/2028(g)		1,380,000	1,387,738
			2,846,757
Zambia–0.23%
First Quantum Minerals Ltd., 6.88%, 10/15/2027(g)		3,500,000	3,479,179
Total U.S. Dollar Denominated Bonds & Notes (Cost $563,301,641)			550,452,389

Non-U.S. Dollar Denominated Bonds & Notes–26.14%(n)
Australia–0.73%
Treasury Corporation of Victoria, 5.50%, 11/17/2026	AUD	16,605,000	11,186,737
Belgium–0.38%
KBC Group N.V.,
8.00%(g)(h)(j)	EUR	1,800,000	2,123,191
6.25%(g)(h)(j)	EUR	3,400,000	3,717,026
			5,840,217
Brazil–5.54%
Brazil Notas do Tesouro Nacional,
Series B, 6.00%, 05/15/2055	BRL	5,700,000	3,892,309
Series F, 10.00%, 01/01/2027	BRL	495,000,000	81,234,618
			85,126,927
Canada–0.74%
Province of Ontario, 5.85%, 03/08/2033	CAD	13,800,000	11,364,308
China–0.60%
China Government Bond, 3.32%, 04/15/2052	CNY	55,000,000	9,228,518
Colombia–3.25%
Colombian TES,
Series B, 7.50%, 08/26/2026	COP	15,750,000,000	3,489,047
Series B, 6.00%, 04/28/2028	COP	35,050,000,000	7,047,085
Series B, 7.75%, 09/18/2030	COP	79,000,000,000	15,966,231
Series B, 7.00%, 06/30/2032	COP	70,000,000,000	12,929,372
Series B, 9.25%, 05/28/2042	COP	56,100,000,000	10,566,351
			49,998,086
Czech Republic–0.26%
CPI Property Group S.A., 4.88%(g)(h)(j)	EUR	4,100,000	3,974,439
Egypt–1.46%
Egypt Government Bond,
0.00%, 09/30/2025(k)	EGP	170,000,000	2,753,686
23.85%, 07/02/2027	EGP	375,000,000	7,386,492
	Principal Amount		Value
Egypt–(continued)
Egypt Treasury Bills,
Series 364D, 0.00%, 03/18/2025(o)	EGP	165,600,000	$3,060,031
Series 364D, 25.75%, 04/01/2025(o)	EGP	233,325,000	4,268,511
Series 364D, 25.95%, 04/29/2025(o)	EGP	276,000,000	4,950,931
			22,419,651
France–1.10%
BPCE S.A., Series NC5, 1.50%, 01/13/2042(g)(h)	EUR	8,400,000	8,674,406
Credit Agricole S.A., 7.25%(g)(h)(j)	EUR	2,100,000	2,408,482
Electricite de France S.A., 5.38%(g)(h)(j)	EUR	5,400,000	5,893,582
			16,976,470
Germany–0.10%
Volkswagen International Finance N.V., 4.63%(g)(h)(j)	EUR	1,480,000	1,603,434
Greece–0.15%
Eurobank S.A., 5.88%, 11/28/2029(g)(h)	EUR	1,725,000	2,024,557
Hellenic Republic Government Bond, 0.00%, 10/15/2042	EUR	76,770,000	217,117
			2,241,674
India–1.21%
India Government Bond,
7.26%, 08/22/2032	INR	850,000,000	10,391,432
7.09%, 08/05/2054	INR	675,000,000	8,162,460
			18,553,892
Italy–0.84%
Intesa Sanpaolo S.p.A., 7.75%(g)(h)(j)	EUR	4,800,000	5,446,331
UniCredit S.p.A., 5.38%(g)(h)(j)	EUR	6,900,000	7,508,908
			12,955,239
Ivory Coast–0.15%
Ivory Coast Government International Bond, 5.25%, 03/22/2030(g)	EUR	2,300,000	2,368,102
Malaysia–0.26%
Malaysia Government Bond, Series 115, 3.96%, 09/15/2025	MYR	17,500,000	4,018,178
Mexico–0.58%
Mexican Bonos, Series M, 7.75%, 05/29/2031	MXN	199,300,000	8,939,309
Netherlands–0.19%
ABN AMRO Bank N.V., 4.38%(g)(h)(j)	EUR	2,700,000	2,916,998
Peru–1.89%
Peru Government Bond, 6.15%, 08/12/2032	PEN	112,000,000	29,033,484
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10
Invesco Global Strategic Income Fund

	Principal Amount		Value
Romania–0.28%
Romanian Government International Bond, 5.13%, 09/24/2031(g)	EUR	4,000,000	$4,337,897
South Africa–3.40%
Republic of South Africa Government Bond,
Series 2032, 8.25%, 03/31/2032	ZAR	427,800,000	22,179,786
Series 2040, 9.00%, 01/31/2040	ZAR	630,000,000	30,012,123
			52,191,909
Spain–0.55%
Banco de Sabadell S.A., 5.75%(g)(h)(j)	EUR	4,200,000	4,572,311
Telefonica Europe B.V., 2.88%(g)(h)(j)	EUR	3,700,000	3,922,350
			8,494,661
Supranational–0.07%
African Development Bank, 0.00%, 01/17/2050(k)	ZAR	222,000,000	990,746
International Finance Corp., 0.00%, 02/15/2029(g)(k)	TRY	10,300,000	111,354
			1,102,100
United Kingdom–1.97%
HSBC Holdings PLC, 8.20%, 11/16/2034(g)(h)	GBP	3,450,000	4,841,278
Lloyds Banking Group PLC, 8.50%(h)(j)	GBP	2,275,000	3,034,307
Nationwide Building Society, 5.75%(g)(h)(j)	GBP	6,800,000	8,440,108
NatWest Group PLC, 5.13%(h)(j)	GBP	1,975,000	2,427,711
NGG Finance PLC, 5.63%, 06/18/2073(g)(h)	GBP	9,000,000	11,601,329
			30,344,733
United States–0.27%
Morgan Stanley, 2.10%, 05/08/2026(h)	EUR	3,400,000	3,681,434
MPT Operating Partnership L.P./MPT Finance Corp., 3.33%, 03/24/2025	EUR	475,000	502,860
			4,184,294
Uruguay–0.17%
Uruguay Government International Bond, 9.75%, 07/20/2033	UYU	104,175,200	2,570,736
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $415,614,779)			401,971,993

Asset-Backed Securities–8.44%
Angel Oak Mortgage Trust, Series 2024-8, Class A3, 5.75%, 05/27/2069(g)		$2,669,180	2,656,130
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(c)		9,639	9,084
Principal Amount		Value

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.53%, 01/15/2051(a)	$8,407,129	$115,901
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.87%, 11/13/2050(a)	4,158,975	79,983
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 0.98%, 10/12/2050(a)	11,739,311	267,426
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2, Class 1A3, 2.82%, 05/25/2035(p)	345,161	330,562
Series 2006-AR1, Class 1A1, 7.20% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(c)	72,940	71,626
COMM Mortgage Trust,
Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	4,690,000	4,675,290
Series 2014-CR21, Class AM, 3.99%, 12/10/2047	67,016	66,801
Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	231,103	221,816
Series 2005-J4, Class A7, 5.50%, 11/25/2035	442,587	360,629
CWHEQ Revolving Home Equity Loan Trust, Series 2006-H, Class 2A1A, 4.33% (1 mo. Term SOFR + 0.26%), 11/15/2036(c)	18,057	17,056
FREMF Mortgage Trust,
Series 2017-K62, Class B, 3.88%, 01/25/2050(g)(p)	840,000	820,111
Series 2016-K54, Class C, 4.05%, 04/25/2048(g)(p)	4,190,000	4,110,075
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(g)	724,500	739,122
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 5.27%, 07/25/2035(p)	29,571	26,930
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class AS, 3.22%, 04/15/2046	107,410	98,407
JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 5.04%, 07/25/2035(p)	28,341	28,450
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class B, 4.12%, 11/15/2047(p)	1,655,000	1,509,948
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11
Invesco Global Strategic Income Fund

Principal Amount		Value

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 5.05% (1 mo. Term SOFR + 0.31%), 08/25/2036(c)	$2,833,139	$993,095
Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.85%, 12/15/2050(a)	3,944,878	87,923
Morgan Stanley Re-REMIC Trust, Series 2012-R3, Class 1B, 6.00%, 11/26/2036(g)(p)	5,216,288	4,517,326
OBX Trust,
Series 2022-NQM7, Class A3, 5.70%, 08/25/2062(g)	736,952	734,004
Series 2022-NQM7, Class A2, 5.70%, 08/25/2062(g)	1,417,215	1,412,515
Series 2024-NQM12, Class A1, 5.48%, 07/25/2064(g)	618,880	618,790
Series 2024-NQM12, Class A2, 5.78%, 07/25/2064(g)	1,320,601	1,319,919
Series 2024-NQM12, Class A3, 5.83%, 07/25/2064(g)	657,864	656,978
Series 2024-NQM12, Class M1, 5.93%, 07/25/2064(g)(p)	690,000	685,539
Rate Mortgage Trust, Series 2024-J3, Class A2, 5.50%, 10/25/2054(g)(p)	1,207,468	1,184,602
Residential Accredit Loans, Inc. Trust, Series 2006- QS13, Class 1A8, 6.00%, 09/25/2036	20,128	15,876
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.06%, 11/15/2050(a)	6,608,784	146,076
Vendee Mortgage Trust,
Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025(b)	30,335	35
Series 1995-3, Class 1, IO, 0.00%, 09/15/2025(a)	389,196	0
Verus Securitization Trust, Series 2022-7, Class A3, 5.35%, 07/25/2067(g)(p)	983,443	978,354
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2003- AR10, Class A7, 6.57%, 10/25/2033(p)	23,255	22,145
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.86%, 12/15/2050(a)	6,111,341	134,305
WFRBS Commercial Mortgage Trust, Series 2013-C14, Class AS, 3.49%, 06/15/2046	308,512	298,588
	Principal Amount		Value

Alba PLC,
Series 2007-1, Class F, 8.35% (SONIA + 3.37%), 03/17/2039(c)(g)(n)	GBP	1,545,844	$1,914,931
Series 2007-1, Class E, 6.30% (SONIA + 1.32%), 03/17/2039(c)(g)(n)	GBP	4,032,636	4,852,570
Series 2006-2, Class F, 8.35% (SONIA + 3.37%), 12/15/2038(c)(g)(n)	GBP	1,029,672	1,232,311
Auburn 15 PLC,
Series E, 6.96% (SONIA + 2.00%), 07/20/2045(c)(g)(n)	GBP	1,401,000	1,752,401
Series F, 7.46% (SONIA + 2.50%), 07/20/2045(c)(g)(n)	GBP	1,666,000	2,086,708
Eurosail PLC,
Series 2006-2X, Class E1C, 8.35% (SONIA + 3.37%), 12/15/2044(c)(g)(n)	GBP	5,550,000	6,438,402
Series 2006-4X, Class E1C, 8.10% (SONIA + 3.12%), 12/10/2044(c)(g)(n)	GBP	4,135,722	5,079,950
Series 2006-2X, Class D1A, 4.28% (3 mo. EURIBOR + 0.80%), 12/15/2044(c)(g)(n)	EUR	6,300,000	6,363,341
Eurosail-UK NC PLC, Series 2007-1X, Class D1C, 5.99% (SONIA + 1.01%), 03/13/2045(c)(g)(n)	GBP	1,750,000	1,951,356
Eurosail-UK NP PLC, Series 2007-2X, Class D1A, 4.27% (3 mo. EURIBOR + 0.80%), 03/13/2045(c)(g)(n)	EUR	8,400,000	8,066,660
Great Hall Mortgages No. 1 PLC, Series 2007-2X, Class EB, 7.24% (3 mo. EURIBOR + 3.75%), 06/18/2039(c)(g)(n)	EUR	4,570,000	4,871,134
Ludgate Funding PLC, Series 2007-1, Class MA, 5.34% (SONIA + 0.36%), 01/01/2061(c)(g)(n)	GBP	2,215,533	2,689,599
Mortgage Funding PLC, Series 2008-1, Class B2, 8.30% (SONIA + 3.32%), 03/13/2046(c)(g)(n)	GBP	14,462,095	17,937,385
Towd Point Mortgage Funding 2024 - Granite 6 PLC, Series 2024-GR6X, Class F, 9.48% (SONIA + 4.50%), 07/20/2053(c)(g)(n)	GBP	1,380,000	1,784,182
Prosil Acquisition S.A., Series 2019-1, Class A, 5.64% (3 mo. EURIBOR + 2.00%), 10/31/2039(c)(g)(n)	EUR	3,298,748	2,994,249
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12
Invesco Global Strategic Income Fund

	Principal Amount		Value

SC Germany S.A. Compartment Consumer, Series 2021-1, Class E, 6.06% (1 mo. EURIBOR + 2.80%), 11/14/2035(c)(g)(n)	EUR	7,047,113	$7,650,426
Alhambra SME Funding DAC, Series 2019-1, Class D, 12.40% (1 mo. EURIBOR + 9.25%), 11/30/2028(c)(g)(n)	EUR	317,077	301,966
Hera Financing DAC,
Series 2024-1A, Class B, 0.00% (SONIA + 2.95%), 11/17/2034(c)(g)(k)(n)	GBP	3,220,000	4,173,664
Series 2024-1A, Class C, 0.00% (SONIA + 3.75%), 11/17/2034(c)(g)(k)(n)	GBP	1,840,000	2,387,843
Series 2024-1A, Class A, 0.00% (SONIA + 1.90%), 11/17/2034(c)(g)(k)(n)	GBP	2,300,000	2,977,629
Lusitano Mortgages No. 5 PLC, Series D, 4.14% (3 mo. EURIBOR + 0.96%), 07/15/2059(c)(g)(n)	EUR	801,116	746,807
Fideicomiso Dorrego Y Libertador,
2.00%, 12/31/2043(m)(n)	ARS	7,698,968	7,314,020
0.00%, 12/31/2043(m)(n)	ARS	83,227,881	79,845
Fideicomiso Financiero Invernea Proteina 2, Serie II, 0.00%, 08/25/2032(m)(n)(p)	ARS	311,500,000	1,815,051
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, 11.07% (3 mo. Term SOFR + 6.41%), 10/15/2030(c)(g)(n)	ARS	2,240,000	2,249,659
Total Asset-Backed Securities (Cost $136,542,629)			129,723,506
Principal Amount		Value
Agency Credit Risk Transfer Notes–4.76%
United States–4.76%
Fannie Mae Connecticut Avenue Securities,
Series 2022-R04, Class 1M2, 7.96% (30 Day Average SOFR + 3.10%), 03/25/2042(c)(g)	$1,795,000	$1,866,348
Series 2022-R08, Class 1M2, 8.46% (30 Day Average SOFR + 3.60%), 07/25/2042(c)(g)	3,150,000	3,319,035
Series 2023-R02, Class 1M1, 7.16% (30 Day Average SOFR + 2.30%), 01/25/2043(c)(g)	1,002,886	1,027,812
Series 2023-R03, Class 2M1, 7.36% (30 Day Average SOFR + 2.50%), 04/25/2043(c)(g)	1,867,029	1,899,945
Series 2023-R04, Class 1M1, 7.16% (30 Day Average SOFR + 2.30%), 05/25/2043(c)(g)	2,114,086	2,161,510
Series 2023-R06, Class 1M1, 6.56% (30 Day Average SOFR + 1.70%), 07/25/2043(c)(g)	1,018,184	1,021,883
Series 2023-R06, Class 1M2, 7.56% (30 Day Average SOFR + 2.70%), 07/25/2043(c)(g)	1,145,000	1,186,051
Series 2023-R06, Class 1B1, 8.76% (30 Day Average SOFR + 3.90%), 07/25/2043(c)(g)	1,310,000	1,381,891
Series 2023-R08, Class 1M2, 7.36% (30 Day Average SOFR + 2.50%), 10/25/2043(c)(g)	655,000	673,643
Series 2023-R08, Class 1M1, 6.36% (30 Day Average SOFR + 1.50%), 10/25/2043(c)(g)	831,080	833,596
Series 2024-R03, Class 2M2, 6.81% (30 Day Average SOFR + 1.95%), 03/25/2044(c)(g)	1,550,000	1,564,479
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
13
Invesco Global Strategic Income Fund

Principal Amount		Value
United States–(continued)
Freddie Mac,
Series 2022-DNA2, Class M1B, STACR®, 7.26% (30 Day Average SOFR + 2.40%), 02/25/2042(c)(g)	$3,500,000	$3,582,360
Series 2022-DNA3, Class M1B, STACR®, 7.76% (30 Day Average SOFR + 2.90%), 04/25/2042(c)(g)	7,000,000	7,249,278
Series 2022-DNA3, Class M1A, STACR®, 6.86% (30 Day Average SOFR + 2.00%), 04/25/2042(c)(g)	3,125,526	3,161,662
Series 2022-HQA2, Class M1, STACR®, 8.86% (30 Day Average SOFR + 4.00%), 07/25/2042(c)(g)	3,500,000	3,724,762
Series 2022-HQA3, Class M1, STACR®, 8.41% (30 Day Average SOFR + 3.55%), 08/25/2042(c)(g)	3,500,000	3,680,289
Series 2022-HQA3, Class M2, STACR®, 10.21% (30 Day Average SOFR + 5.35%), 08/25/2042(c)(g)	3,745,000	4,078,131
Series 2023-DNA1, Class M1, STACR®, 6.96% (30 Day Average SOFR + 2.10%), 03/25/2043(c)(g)	2,029,333	2,050,977
Series 2023-HQA1, Class M1, STACR®, 8.36% (30 Day Average SOFR + 3.50%), 05/25/2043(c)(g)	5,639,000	5,976,706
Series 2023-HQA2, Class M1, STACR®, 6.86% (30 Day Average SOFR + 2.00%), 06/25/2043(c)(g)	1,816,793	1,826,086
Series 2023-HQA2, Class M1, STACR®, 8.21% (30 Day Average SOFR + 3.35%), 06/25/2043(c)(g)	2,100,000	2,197,763
Series 2023-HQA3, Class M2, STACR®, 8.21% (30 Day Average SOFR + 3.35%), 11/25/2043(c)(g)	6,900,000	7,251,613
Series 2024-DNA1, Class M2, STACR®, 6.81% (30 Day Average SOFR + 1.95%), 02/25/2044(c)(g)	3,450,000	3,472,645
Series 2024-HQA1, Class M2, STACR®, 6.86% (30 Day Average SOFR + 2.00%), 03/25/2044(c)(g)	3,719,100	3,743,787
Series 2024-DNA2, Class M2, STACR®, 6.56% (30 Day Average SOFR + 1.70%), 05/25/2044(c)(g)	862,500	866,994
Series 2024-HQA2, Class M2, STACR®, 6.66% (30 Day Average SOFR + 1.80%), 08/25/2044(c)(g)	3,450,000	3,471,256
Total Agency Credit Risk Transfer Notes (Cost $71,536,334)		73,270,502
Principal Amount		Value
U.S. Treasury Securities–2.44%
U.S. Treasury Bills–0.19%
4.78%, 01/30/2025(d)(o)	$2,964,881	$2,966,744
U.S. Treasury Notes–2.25%
4.50%, 11/30/2024(d)(q)	34,483,200	34,493,428
Total U.S. Treasury Securities (Cost $37,448,081)		37,460,172
Shares
Common Stocks & Other Equity Interests–1.91%
Argentina–1.87%
Banco BBVA Argentina S.A.	200,000	1,068,417
Banco Macro S.A., Class B	530,000	4,865,135
Grupo Financiero Galicia S.A., Class B	1,335,000	8,223,679
Pampa Energia S.A.(r)	900,000	2,808,381
YPF S.A., ADR(r)	52,500	1,286,775
YPF S.A., Class D(r)	367,300	10,524,753
		28,777,140
United States–0.04%
ACNR Holdings, Inc.	2,129	165,530
Claire’s Holdings LLC, Class S	614	1,842
Endo, Inc.(r)	14,380	367,294
McDermott International Ltd.(r)	93,712	18,742
McDermott International Ltd., Series A, Wts., expiring 06/30/2027(m)(r)	76,715	2,302
McDermott International Ltd., Series B, Wts., expiring 06/30/2027(m)(r)	85,239	2,557
Sabine Oil & Gas Holdings, Inc.(m)(r)	2,510	226
Windstream Services LLC, Wts.(r)	399	7,747
		566,240
Total Common Stocks & Other Equity Interests (Cost $24,534,326)		29,343,380
Principal Amount
Variable Rate Senior Loan Interests–0.47%(s)(t)
United States–0.47%
Camelot US Acquisition LLC, Term Loan, 7.44% (1 mo. Term SOFR + 2.75%), 01/31/2031	$621,875	623,119
Carnival Corp., Term Loan B, 7.44% (1 mo. Term SOFR + 2.75%), 10/18/2028	493,403	495,253
Claire’s Stores, Inc., Term Loan, 11.29% (1 mo. Term SOFR + 6.50%), 12/18/2026	181,935	153,318
Clear Channel Outdoor Holdings, Inc., Term Loan B, 8.80% (1 mo. Term SOFR + 4.00%), 08/23/2028	618,223	616,900
Concentra Health Services, Inc., Term Loan B, 6.94% (1 mo. Term SOFR + 2.25%), 07/26/2031(m)	180,000	180,675
DTZ U.S. Borrower LLC, Term Loan, 7.94%, 01/31/2030	643,387	645,266
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
14
Invesco Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Dun & Bradstreet Corp. (The), Incremental Term Loan B-2, 7.47% (1 mo. Term SOFR + 2.75%), 01/18/2029	$643,991	$645,775
Greystar Real Estate Partners LLC, Term Loan B, 7.49% (1 mo. Term SOFR + 2.75%), 08/21/2030	354,431	355,760
IRB Holding Corp., Term Loan B, 7.54% (1 mo. Term SOFR + 2.85%), 12/15/2027	622,996	623,632
Mativ Holdings, Inc., Term Loan B, 8.55% (1 mo. Term SOFR + 3.86%), 04/20/2028	414,356	414,702
Mozart Debt Merger Sub, Inc. (Medline Industries), Term Loan B, 7.44% (1 mo. Term SOFR + 2.75%), 10/23/2028	563,051	564,208
Prairie ECI Acquiror L.P., Term Loan B-2, 9.44% (1 mo. Term SOFR + 4.75%), 08/01/2029	646,750	648,884
Scientific Games Holdings L.P., Term Loan B, 7.59% (3 mo. Term SOFR + 3.00%), 04/04/2029	639,483	637,612
Star Parent, Inc., Term Loan, 8.35% (3 mo. Term SOFR + 3.75%), 09/27/2030	634,810	622,673
Total Variable Rate Senior Loan Interests (Cost $7,197,525)		7,227,777
	Shares
Preferred Stocks–0.00%
United States–0.00%
Claire’s Holdings LLC, Series A, Pfd. (Cost $97,198)	195	24,862
Shares		Value
Money Market Funds–6.59%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(u)(v)	35,464,227	$35,464,227
Invesco Treasury Portfolio, Institutional Class, 4.73%(u)(v)	65,862,081	65,862,081
Total Money Market Funds (Cost $101,326,308)		101,326,308

Options Purchased–2.21%
(Cost $37,162,853)(w)		34,001,834
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-140.05% (Cost $2,193,439,789)		2,153,472,103
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.82%
Invesco Private Government Fund, 4.84%(u)(v)(x)	20,462,093	20,462,093
Invesco Private Prime Fund, 4.99%(u)(v)(x)	53,579,606	53,595,680
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $74,062,179)		74,057,773
TOTAL INVESTMENTS IN SECURITIES—144.87% (Cost $2,267,501,968)		2,227,529,876
OTHER ASSETS LESS LIABILITIES–(44.87)%		(689,925,602)
NET ASSETS–100.00%		$1,537,604,274
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
15
Invesco Global Strategic Income Fund

Investment Abbreviations:
ADR	– American Depositary Receipt
ARM	– Adjustable Rate Mortgage
ARS	– Argentina Peso
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLO	– Collateralized Loan Obligation
CNY	– Chinese Yuan Renminbi
COP	– Colombia Peso
Ctfs.	– Certificates
EGP	– Egypt Pound
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
INR	– Indian Rupee
IO	– Interest Only
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peruvian Sol
Pfd.	– Preferred
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
TRY	– Turkish Lira
UYU	– Uruguay Peso
Wts.	– Warrants
ZAR	– South African Rand
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
16
Invesco Global Strategic Income Fund

Notes to Consolidated Schedule of Investments:
(a)
Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on
October 31, 2024.

(b)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2024.
(d)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1Q.
(e)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1R.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2024 was $592,044,785, which represented 38.50% of the Fund’s Net Assets.

(h)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(i)	All or a portion of this security was out on loan at October 31, 2024.
(j)	Perpetual bond with no specified maturity date.
(k)	Zero coupon bond issued at a discount.
(l)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at October 31, 2024 represented less than 1% of the Fund’s Net Assets.

(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(p)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2024.

(q)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N.
(r)	Non-income producing security.
(s)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(t)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(u)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$17,246,221	$366,831,122	$(348,613,116)	$-	$-	$35,464,227	$1,028,597
Invesco Liquid Assets Portfolio, Institutional Class	12,317,028	191,259,685	(203,580,422)	(672)	4,381	-	460,741
Invesco Treasury Portfolio, Institutional Class	19,709,966	520,443,683	(474,291,568)	-	-	65,862,081	1,451,764
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	18,315,184	139,197,338	(137,050,429)	-	-	20,462,093	966,286*
Invesco Private Prime Fund	41,281,255	307,854,759	(295,540,321)	(5,230)	5,217	53,595,680	2,630,918*
Total	$108,869,654	$1,525,586,587	$(1,459,075,856)	$(5,902)	$9,598	$175,384,081	$6,538,306

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of
Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(v)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(w)	The table below details options purchased.
(x)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
17
Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus JPY	Call	Goldman Sachs International	06/26/2025	JPY	120.00	AUD	6,205,000	$53,441
AUD versus JPY	Call	Goldman Sachs International	07/03/2025	JPY	120.00	AUD	4,136,667	29,050
AUD versus USD	Call	Goldman Sachs International	12/09/2024	USD	0.68	AUD	41,560,000	65,888
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	12/16/2024	USD	1.17	EUR	3,455,000	22,989
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	01/17/2025	USD	1.15	EUR	1,585,000	194,613
EUR versus USD	Call	Merrill Lynch International	01/20/2025	USD	1.15	EUR	2,475,000	130,320
USD versus CNH	Call	Goldman Sachs International	04/16/2025	CNH	7.65	USD	6,060,000	279,802
USD versus CNH	Call	J.P. Morgan Chase Bank, N.A.	04/16/2025	CNH	7.25	USD	51,935,000	396,835
Subtotal — Foreign Currency Call Options Purchased								1,172,938
Currency Risk
CHF versus JPY	Put	Deutsche Bank AG	02/26/2025	JPY	171.00	CHF	2,075,000	388,489
CHF versus JPY	Put	J.P. Morgan Chase Bank, N.A.	01/24/2025	JPY	173.00	CHF	27,700,000	80,321
EUR versus NOK	Put	Morgan Stanley and Co. International PLC	02/06/2025	NOK	11.50	EUR	2,587,500	185,656
GBP versus USD	Put	Goldman Sachs International	11/20/2024	USD	1.28	GBP	3,460,000	754,832
USD versus BRL	Put	Goldman Sachs International	07/24/2025	BRL	5.35	USD	34,530,000	320,473
USD versus BRL	Put	Goldman Sachs International	10/27/2025	BRL	5.15	USD	6,900,000	597,195
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	07/03/2025	BRL	5.25	USD	34,472,500	218,694
USD versus BRL	Put	Merrill Lynch International	12/16/2024	BRL	5.30	USD	4,490,000	217,150
USD versus CAD	Put	Merrill Lynch International	12/06/2024	CAD	1.35	USD	1,380,000	51,088
USD versus IDR	Put	Goldman Sachs International	03/24/2025	IDR	15,000.00	USD	34,575,000	154,481
USD versus INR	Put	J.P. Morgan Chase Bank, N.A.	03/26/2025	INR	83.50	USD	82,975,000	174,496
USD versus MXN	Put	Goldman Sachs International	03/13/2025	MXN	18.25	USD	3,795,000	419,640
USD versus MXN	Put	Goldman Sachs International	03/31/2025	MXN	16.75	USD	56,925,000	31,537
USD versus MXN	Put	Goldman Sachs International	09/12/2025	MXN	18.50	USD	3,795,000	279,160
USD versus MXN	Put	Goldman Sachs International	10/28/2025	MXN	18.00	USD	7,600,000	771,757
USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	09/15/2025	MXN	18.50	USD	3,455,000	300,032
USD versus MXN	Put	Merrill Lynch International	01/02/2025	MXN	18.50	USD	3,460,000	73,542
USD versus MXN	Put	Merrill Lynch International	03/11/2025	MXN	18.00	USD	3,686,000	308,113
USD versus ZAR	Put	Goldman Sachs International	03/17/2025	ZAR	16.50	USD	34,560,000	258,612
USD versus ZAR	Put	Goldman Sachs International	03/19/2025	ZAR	16.25	USD	25,925,000	136,340
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	12/12/2024	ZAR	17.75	USD	2,420,000	395,530
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	01/17/2025	ZAR	17.50	USD	2,067,500	239,929
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	02/07/2025	ZAR	17.25	USD	4,155,000	427,176
USD versus ZAR	Put	Standard Chartered Bank PLC	12/20/2024	ZAR	17.00	USD	62,230,000	393,231
Subtotal — Foreign Currency Put Options Purchased								7,177,474
Total Foreign Currency Options Purchased								$8,350,412

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $37,001,588.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
18
Invesco Global Strategic Income Fund

Open Over-The-Counter Interest Rate Swaptions Purchased(a)
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value		Value
Interest Rate Risk
10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	3.71%	Pay	SOFR	Annually	07/06/2026	USD	161,870,000	$7,030,810
15 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.76	Pay	6 Month EURIBOR	Semi-Annually	03/15/2039	EUR	103,500,000	14,296,165
30 Year Interest Rate Swap	Put	BNP Paribas S.A.	3.25	Pay	SOFR	Annually	09/24/2025	USD	25,930,000	2,518,219
30 Year Interest Rate Swap	Put	Deutsche Bank AG	3.64	Pay	SOFR	Annually	01/11/2027	USD	20,700,000	1,806,228
Total Interest Rate Swaptions Purchased										$25,651,422

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $37,001,588.

Open Over-The-Counter Credit Default Swaptions Written(a)
Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value		Value
Credit Risk
BNP Paribas S.A.	Put	104.00%	Markit CDX North America High Yield Index, Series 42, Version 1	(5.00)%	Quarterly	02/19/2025	3.339%	USD	69,000,000	$(494,601)
J.P. Morgan Chase Bank, N.A.	Put	104.00	Markit CDX North America High Yield Index, Series 42, Version 1	(5.00)	Quarterly	02/19/2025	3.339	USD	69,000,000	(494,601)
J.P. Morgan Chase Bank, N.A.	Put	105.00	Markit CDX North America High Yield Index, Series 43, Version 1	(5.00)	Quarterly	02/19/2025	3.339	USD	161,000,000	(1,521,461)
Total Credit Default Swaptions Written										(2,510,663)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $37,001,588.
(b)
Implied credit spreads represent the current level, as of October 31, 2024, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
CHF versus JPY	Call	J.P. Morgan Chase Bank, N.A.	01/24/2025	JPY	185.00	CHF	27,700,000	$(96,968)
USD versus BRL	Call	Goldman Sachs International	08/01/2025	BRL	6.05	USD	27,615,000	(1,348,965)
USD versus BRL	Call	Merrill Lynch International	12/16/2024	BRL	5.90	USD	22,440,000	(386,641)
USD versus CNH	Call	J.P. Morgan Chase Bank, N.A.	04/16/2025	CNH	7.50	USD	51,935,000	(142,354)
USD versus COP	Call	Goldman Sachs International	06/13/2025	COP	4,350.00	USD	20,735,000	(1,356,857)
USD versus COP	Call	Morgan Stanley and Co. International PLC	01/30/2025	COP	4,400.00	USD	43,245,000	(1,585,535)
USD versus IDR	Call	Goldman Sachs International	03/24/2025	IDR	15,880.00	USD	34,575,000	(635,523)
USD versus MXN	Call	Merrill Lynch International	04/30/2025	MXN	19.00	USD	5,547,600	(4,201,486)
USD versus TRY	Call	Goldman Sachs International	07/18/2025	TRY	44.50	USD	20,775,000	(1,427,970)
USD versus TRY	Call	Goldman Sachs International	07/22/2025	TRY	44.40	USD	41,545,000	(2,944,211)
USD versus TRY	Call	Goldman Sachs International	09/19/2025	TRY	50.00	USD	20,740,000	(1,301,974)
USD versus ZAR	Call	Goldman Sachs International	09/17/2025	ZAR	20.00	USD	12,960,000	(311,597)
USD versus ZAR	Call	Goldman Sachs International	09/19/2025	ZAR	20.00	USD	12,965,000	(314,440)
USD versus ZAR	Call	Standard Chartered Bank PLC	12/20/2024	ZAR	18.00	USD	41,485,000	(653,181)
Subtotal — Foreign Currency Call Options Written								(16,707,702)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
19
Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Written(a)—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus USD	Put	Goldman Sachs International	12/09/2024	USD	0.66	AUD	41,560,000	$(334,444)
USD versus CNH	Put	Goldman Sachs International	04/28/2025	CNH	6.89	USD	1,035,000	(557,118)
USD versus CNH	Put	Goldman Sachs International	10/16/2025	CNH	6.75	USD	865,000	(417,988)
USD versus CNH	Put	J.P. Morgan Chase Bank, N.A.	04/16/2025	CNH	6.75	USD	51,935,000	(209,610)
USD versus COP	Put	Morgan Stanley and Co. International PLC	12/19/2024	COP	4,100.00	USD	43,245,000	(48,434)
USD versus IDR	Put	Goldman Sachs International	03/24/2025	IDR	14,400.00	USD	34,575,000	(47,783)
USD versus INR	Put	J.P. Morgan Chase Bank, N.A.	03/26/2025	INR	82.50	USD	82,975,000	(74,678)
USD versus JPY	Put	Deutsche Bank AG	01/23/2025	JPY	148.00	USD	34,620,000	(552,362)
USD versus JPY	Put	Goldman Sachs International	12/09/2024	JPY	145.00	USD	41,485,000	(172,578)
USD versus JPY	Put	Merrill Lynch International	01/29/2025	JPY	148.00	USD	34,555,000	(575,375)
USD versus MXN	Put	Goldman Sachs International	11/26/2024	MXN	19.00	USD	34,575,000	(244,895)
USD versus MXN	Put	Goldman Sachs International	03/31/2025	MXN	16.00	USD	56,925,000	(8,766)
Subtotal — Foreign Currency Put Options Written								(3,244,031)
Total Foreign Currency Options Written								$(19,951,733)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $37,001,588.

Open Over-The-Counter Interest Rate Swaptions Written(a)
Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value
Interest Rate Risk
30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.42%	SOFR	Receive	Annually	07/11/2029	USD	41,365,000	$(2,365,988)
10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.10	6 Month EURIBOR	Receive	Semi-Annually	03/17/2025	EUR	82,935,000	(646,270)
30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.25	6 Month EURIBOR	Receive	Semi-Annually	01/07/2025	EUR	20,700,000	(861,316)
5 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.25	SOFR	Receive	Annually	01/16/2025	USD	124,675,000	(403,226)
10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.28	6 Month EURIBOR	Receive	Semi-Annually	12/23/2024	EUR	41,485,000	(288,071)
10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.40	6 Month EURIBOR	Receive	Semi-Annually	01/07/2025	EUR	31,050,000	(406,825)
30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.30	6 Month EURIBOR	Receive	Semi-Annually	12/18/2024	EUR	41,375,000	(1,855,505)
30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.30	6 Month EURIBOR	Receive	Semi-Annually	12/20/2024	EUR	37,655,000	(1,707,510)
Subtotal—Interest Rate Call Swaptions Written										(8,534,711)
Interest Rate Risk
2 Year Interest Rate Swap	Put	Barclays Bank PLC	3.75	SONIA	Pay	Annually	01/07/2025	GBP	165,600,000	(2,021,095)
10 Year Interest Rate Swap	Put	BNP Paribas S.A.	4.00	SOFR	Pay	Annually	01/23/2025	USD	34,530,000	(360,438)
5 Year Interest Rate Swap	Put	BNP Paribas S.A.	3.18	SOFR	Pay	Annually	09/24/2025	USD	106,140,000	(3,399,872)
2 Year Interest Rate Swap	Put	Deutsche Bank AG	3.99	SOFR	Pay	Annually	01/11/2027	USD	186,300,000	(1,754,433)
2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.26	6 Month EURIBOR	Pay	Semi-Annually	03/15/2039	EUR	207,000,000	(5,195,568)
30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.45	6 Month EURIBOR	Pay	Semi-Annually	01/07/2025	EUR	20,700,000	(175,852)
10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.60	6 Month EURIBOR	Pay	Semi-Annually	03/17/2025	EUR	82,935,000	(896,704)
30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	3.92	SOFR	Pay	Annually	07/11/2029	USD	41,365,000	(4,432,270)
2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	3.66	SOFR	Pay	Annually	07/06/2026	USD	730,395,000	(7,991,266)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
20
Invesco Global Strategic Income Fund

Open Over-The-Counter Interest Rate Swaptions Written(a)—(continued)
Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value
30 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.30%	6 Month EURIBOR	Pay	Semi-Annually	12/20/2024	EUR	24,930,000	$(346,459)
10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.00	SOFR	Pay	Annually	01/29/2025	USD	155,695,000	(1,650,199)
10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.65	6 Month EURIBOR	Pay	Semi-Annually	01/07/2025	EUR	31,050,000	(159,428)
10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.63	6 Month EURIBOR	Pay	Semi-Annually	12/23/2024	EUR	41,485,000	(193,738)
5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.65	SOFR	Pay	Annually	01/16/2025	USD	124,675,000	(1,597,719)
2 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.80	SONIA	Pay	Annually	01/13/2025	GBP	290,905,000	(3,274,127)
Subtotal—Interest Rate Put Swaptions Written										(33,449,168)
Total Interest Rate Swaptions Written										$(41,983,879)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $37,001,588.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Australia 3 Year Bonds	692	December-2024	$48,078,254	$(782,709)	$(782,709)
U.S. Treasury 2 Year Notes	107	December-2024	22,036,148	(211,697)	(211,697)
U.S. Treasury 10 Year Notes	703	December-2024	77,659,531	(2,769,623)	(2,769,623)
Subtotal—Long Futures Contracts				(3,764,029)	(3,764,029)
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	167	December-2024	(17,908,141)	417,131	417,131
U.S. Treasury 10 Year Ultra Notes	19	December-2024	(2,161,250)	86,357	86,357
U.S. Treasury Long Bonds	31	December-2024	(3,657,031)	207,485	207,485
U.S. Treasury Ultra Bonds	75	December-2024	(9,421,875)	543,592	543,592
Subtotal—Short Futures Contracts				1,254,565	1,254,565
Total Futures Contracts				$(2,509,464)	$(2,509,464)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
12/18/2024	BNP Paribas S.A.	NZD	4,281,000	USD	2,631,564	$71,790
12/18/2024	BNP Paribas S.A.	ZAR	306,554,625	USD	17,413,207	90,241
12/18/2024	Citibank, N.A.	EUR	5,115,000	USD	5,626,188	51,947
12/18/2024	Citibank, N.A.	GBP	10,660,000	USD	14,264,190	519,799
12/18/2024	Deutsche Bank AG	GBP	4,055,000	USD	5,298,207	69,923
12/18/2024	Deutsche Bank AG	IDR	261,179,830,000	USD	16,838,905	237,436
12/18/2024	Deutsche Bank AG	PLN	159,271	USD	40,804	1,072
12/18/2024	Deutsche Bank AG	THB	16,907,203	USD	504,994	2,477
12/18/2024	Deutsche Bank AG	USD	11,445,378	EUR	10,520,000	19,141
02/28/2025	Deutsche Bank AG	JPY	596,976,150	CHF	3,415,000	18,901
11/04/2024	Goldman Sachs International	BRL	663,595,633	USD	119,729,942	4,938,882
12/06/2024	Goldman Sachs International	BRL	153,442,875	USD	27,975,000	1,533,596
12/18/2024	Goldman Sachs International	CLP	4,525,565,000	USD	4,751,948	46,249
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
21
Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/18/2024	Goldman Sachs International	USD	22,985,000	ZAR	407,200,929	$25,345
03/19/2025	Goldman Sachs International	INR	13,503,685,250	USD	159,850,000	361,817
03/26/2025	Goldman Sachs International	IDR	231,876,450,000	USD	15,210,000	547,996
03/19/2027	Goldman Sachs International	INR	7,666,762,500	USD	86,250,000	772,843
12/18/2024	HSBC Bank USA	EUR	3,999,000	USD	4,468,315	110,272
12/13/2024	J.P. Morgan Chase Bank, N.A.	INR	1,131,875,550	EUR	12,415,000	84,825
12/18/2024	J.P. Morgan Chase Bank, N.A.	AUD	23,936,763	USD	16,347,500	587,947
12/18/2024	J.P. Morgan Chase Bank, N.A.	CAD	16,475,000	USD	12,149,848	298,656
12/18/2024	J.P. Morgan Chase Bank, N.A.	COP	2,420,400,000	USD	573,984	30,222
12/18/2024	J.P. Morgan Chase Bank, N.A.	EUR	122,094,740	USD	135,598,886	2,542,091
12/18/2024	J.P. Morgan Chase Bank, N.A.	GBP	60,297,900	USD	78,757,625	1,012,987
12/18/2024	J.P. Morgan Chase Bank, N.A.	JPY	9,079,843,023	USD	64,335,000	4,232,542
01/28/2025	J.P. Morgan Chase Bank, N.A.	JPY	1,114,221,290	CHF	6,370,000	32,184
12/18/2024	Merrill Lynch International	CNY	52,980,000	USD	7,505,070	17,869
12/18/2024	Merrill Lynch International	COP	228,587,440,000	USD	52,695,415	1,341,444
12/18/2024	Merrill Lynch International	EUR	43,492,938	USD	48,315,000	917,127
12/18/2024	Merrill Lynch International	USD	40,930,073	ZAR	738,491,490	801,031
01/07/2025	Merrill Lynch International	CLP	22,946,467,500	EUR	22,770,000	977,535
11/04/2024	Morgan Stanley and Co. International PLC	BRL	596,926,933	USD	103,350,379	91,903
11/12/2024	Morgan Stanley and Co. International PLC	COP	69,282,780,000	USD	16,890,000	1,248,269
12/03/2024	Morgan Stanley and Co. International PLC	BRL	581,821,933	USD	101,848,884	1,557,669
12/18/2024	Morgan Stanley and Co. International PLC	CHF	40,743,344	USD	48,623,323	1,210,329
12/18/2024	Morgan Stanley and Co. International PLC	COP	29,402,665,000	USD	6,871,323	265,782
12/18/2024	Morgan Stanley and Co. International PLC	JPY	287,096,000	USD	2,038,417	138,035
12/18/2024	Morgan Stanley and Co. International PLC	USD	1,583,669	INR	133,470,000	1,001
04/02/2025	Morgan Stanley and Co. International PLC	MXN	436,783,106	USD	22,200,750	894,884
12/18/2024	Royal Bank of Canada	EUR	3,495,000	USD	3,915,616	106,824
12/18/2024	Royal Bank of Canada	USD	7,283,089	EUR	6,745,000	67,498
12/18/2024	Royal Bank of Canada	USD	9,247,361	MXN	188,096,000	82,389
12/18/2024	Standard Chartered Bank PLC	USD	12,695,540	TRY	482,477,000	768,537
04/03/2025	Standard Chartered Bank PLC	INR	1,603,680,400	USD	18,965,000	42,655
04/03/2025	Standard Chartered Bank PLC	USD	18,965,000	CNY	135,068,730	258,738
12/18/2024	UBS AG	EUR	3,705,000	USD	4,076,204	38,557
Subtotal—Appreciation						29,069,257
Currency Risk
12/18/2024	Barclays Bank PLC	USD	10,972,490	MXN	220,437,000	(38,593)
12/18/2024	BNP Paribas S.A.	USD	2,133,036	NZD	3,470,000	(58,190)
12/18/2024	Citibank, N.A.	EUR	3,425,000	USD	3,712,289	(20,218)
12/18/2024	Deutsche Bank AG	AUD	17,420,000	USD	11,464,163	(4,865)
12/18/2024	Deutsche Bank AG	MXN	1,310,165,951	USD	64,533,992	(451,556)
12/18/2024	Deutsche Bank AG	USD	36,150,302	HUF	13,035,708,643	(1,491,683)
12/18/2024	Deutsche Bank AG	USD	541,295	IDR	8,395,758,100	(7,633)
12/18/2024	Deutsche Bank AG	USD	183,178	PLN	715,000	(4,811)
12/18/2024	Deutsche Bank AG	USD	633,333	THB	21,204,000	(3,106)
04/03/2025	Deutsche Bank AG	CNY	135,021,317	USD	18,965,000	(251,990)
04/03/2025	Deutsche Bank AG	USD	18,965,000	INR	1,604,053,252	(38,256)
11/04/2024	Goldman Sachs International	USD	115,239,489	BRL	663,595,633	(448,430)
11/08/2024	Goldman Sachs International	USD	7,245,000	JPY	1,047,627,000	(347,324)
12/06/2024	Goldman Sachs International	USD	24,520,500	BRL	139,234,034	(527,575)
12/18/2024	Goldman Sachs International	USD	29,020,815	CLP	27,638,263,618	(282,447)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
22
Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/18/2024	Goldman Sachs International	USD	11,764,500	MXN	234,490,014	$(133,560)
12/18/2024	Goldman Sachs International	ZAR	407,455,095	USD	22,985,000	(39,708)
02/21/2025	Goldman Sachs International	CNY	282,547,147	USD	39,815,000	(298,374)
03/19/2025	Goldman Sachs International	USD	79,350,000	INR	6,706,265,250	(144,210)
04/02/2025	Goldman Sachs International	USD	22,200,750	MXN	438,020,798	(834,511)
03/19/2027	Goldman Sachs International	USD	173,750,000	INR	15,445,512,500	(1,547,131)
12/18/2024	HSBC Bank USA	USD	2,138,624	EUR	1,914,000	(52,779)
12/18/2024	J.P. Morgan Chase Bank, N.A.	EUR	9,495,000	USD	10,339,960	(7,531)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	1,435,419	CAD	1,946,405	(35,284)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	77,577,171	EUR	70,109,253	(1,173,286)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	10,195,745	GBP	7,806,000	(131,138)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	18,670,000	INR	1,567,906,600	(54,481)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	12,012,740	KRW	16,033,969,281	(330,823)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	1,007,406	ZAR	17,640,000	(10,595)
12/06/2024	Merrill Lynch International	USD	6,910,000	BRL	39,085,033	(174,834)
12/18/2024	Merrill Lynch International	EUR	7,520,000	USD	8,182,437	(12,733)
12/18/2024	Merrill Lynch International	USD	23,955,877	CNY	169,110,000	(57,038)
12/18/2024	Merrill Lynch International	USD	21,852,890	COP	94,795,650,500	(556,299)
12/18/2024	Merrill Lynch International	ZAR	899,063,000	USD	49,829,571	(975,200)
11/04/2024	Morgan Stanley and Co. International PLC	USD	104,786,883	BRL	596,926,933	(1,528,405)
12/03/2024	Morgan Stanley and Co. International PLC	USD	2,644,155	BRL	15,105,000	(40,440)
12/18/2024	Morgan Stanley and Co. International PLC	EUR	21,562,177	USD	23,385,000	(113,098)
12/18/2024	Morgan Stanley and Co. International PLC	INR	1,543,170,000	USD	18,310,255	(11,569)
12/18/2024	Morgan Stanley and Co. International PLC	PEN	119,727,000	USD	31,669,620	(43,752)
12/18/2024	Morgan Stanley and Co. International PLC	USD	23,385,000	CHF	20,090,147	(6,114)
12/18/2024	Morgan Stanley and Co. International PLC	USD	10,075,546	EUR	9,230,000	(16,847)
12/18/2024	Morgan Stanley and Co. International PLC	USD	210,820,218	JPY	29,819,859,496	(13,432,792)
12/18/2024	Morgan Stanley and Co. International PLC	USD	2,076,810	MXN	41,340,000	(26,304)
12/18/2024	Standard Chartered Bank PLC	USD	16,095,630	CZK	365,479,607	(377,200)
12/18/2024	Standard Chartered Bank PLC	USD	15,789,119	IDR	248,047,065,000	(22,414)
12/18/2024	Standard Chartered Bank PLC	USD	4,962,380	MXN	97,526,808	(124,952)
12/18/2024	Standard Chartered Bank PLC	USD	3,694,966	PEN	13,940,000	(2,529)
12/18/2024	UBS AG	USD	30,075,065	AUD	45,206,151	(312,114)
12/18/2024	UBS AG	USD	7,819,099	NOK	84,742,000	(113,700)
Subtotal—Depreciation						(26,718,422)
Total Forward Foreign Currency Contracts						$2,350,835

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit iTraxx Europe Crossover Index, Series 42, Version 1	Buy	(5.00)%	Quarterly	12/20/2029	3.140%	EUR	138,000,000	$(12,865,011)	$(12,050,039)	$814,972
UBS AG	Sell	1.00	Quarterly	12/20/2028	0.479	EUR	5,170,000	66,370	115,831	49,461
Subtotal - Appreciation								(12,798,641)	(11,934,208)	864,433
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
23
Invesco Global Strategic Income Fund

Open Centrally Cleared Credit Default Swap Agreements—(continued)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Brazil Government International Bonds	Buy	(1.00)%	Quarterly	12/20/2027	0.951%	USD	3,500,000	$121,794	$(3,472)	$(125,266)
Markit CDX Emerging Markets Index, Series 42, Version 1	Buy	(1.00)	Quarterly	12/20/2029	1.679	USD	10,350,000	313,240	312,684	(556)
Columbia Government International Bonds	Buy	(1.00)	Quarterly	12/20/2029	2.151	USD	3,450,000	180,499	177,728	(2,771)
Intesa Sanpaolo S.p.A.	Buy	(1.00)	Quarterly	12/20/2028	0.461	EUR	5,170,000	(46,641)	(119,672)	(73,031)
South Africa Government International Bonds	Buy	(1.00)	Quarterly	06/20/2029	1.740	USD	3,450,000	159,956	103,007	(56,949)
Subtotal - Depreciation								728,848	470,275	(258,573)
Total Centrally Cleared Credit Default Swap Agreements								$(12,069,793)	$(11,463,933)	$605,860

(a)
Implied credit spreads represent the current level, as of October 31, 2024, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	SOFR	Annually	(3.75)%	Annually	10/29/2034	USD	24,995,000	$—	$61,858	$61,858
Receive	SOFR	Annually	(3.76)	Annually	10/29/2034	USD	33,485,000	—	62,055	62,055
Pay	3 Month CZK PRIBOR	Quarterly	5.36	Annually	01/05/2025	CZK	815,500,000	—	66,627	66,627
Receive	TONAR	Annually	(0.53)	Annually	03/12/2029	JPY	4,139,995,537	—	112,647	112,647
Receive	SOFR	Annually	(3.71)	Annually	07/21/2036	USD	36,005,000	—	121,871	121,871
Pay	6 Month EURIBOR	Semi-Annually	2.41	Annually	09/06/2029	EUR	167,770,000	—	175,572	175,572
Receive	FBIL Overnight MIBOR	At Maturity	(6.47)	At Maturity	10/16/2025	INR	18,816,000,000	—	211,745	211,745
Pay	COOVIBR	Quarterly	9.44	Quarterly	10/24/2026	COP	35,000,000,000	—	221,161	221,161
Receive	SOFR	Annually	(3.48)	Annually	08/21/2034	USD	12,310,000	—	304,407	304,407
Pay	6 Month BBSW	Semi-Annually	4.70	Semi-Annually	05/02/2034	AUD	39,330,000	—	311,197	311,197
Pay	6 Month EURIBOR	Semi-Annually	2.62	Annually	01/15/2029	EUR	33,396,000	—	342,209	342,209
Pay	SOFR	Annually	4.05	Annually	03/19/2027	USD	80,500,000	—	416,007	416,007
Receive	SOFR	Annually	(3.61)	Annually	07/21/2036	USD	66,475,000	—	730,437	730,437
Pay	6 Month EURIBOR	Semi-Annually	2.38	Annually	12/20/2054	EUR	19,860,000	—	968,895	968,895
Receive	SOFR	Annually	(3.27)	Annually	10/04/2029	USD	45,140,000	—	1,059,967	1,059,967
Receive	SOFR	Annually	(3.37)	Annually	09/30/2034	USD	32,715,000	—	1,090,820	1,090,820
Pay	6 Month EURIBOR	Semi-Annually	3.01	Annually	06/04/2029	EUR	38,000,000	(5,819)	1,143,126	1,148,945
Pay	6 Month EURIBOR	Semi-Annually	2.71	Annually	07/24/2034	EUR	46,965,000	—	1,233,392	1,233,392
Pay	6 Month EURIBOR	Semi-Annually	3.01	Annually	07/04/2029	EUR	48,000,000	—	1,434,999	1,434,999
Receive	BZDIOVRA	At Maturity	(11.23)	At Maturity	01/02/2029	BRL	162,287,206	—	1,755,746	1,755,746
Subtotal — Appreciation								(5,819)	11,824,738	11,830,557
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
24
Invesco Global Strategic Income Fund

Open Centrally Cleared Interest Rate Swap Agreements—(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	BZDIOVRA	At Maturity	9.93%	At Maturity	01/04/2027	BRL	278,524,078	$—	$(3,155,677)	$(3,155,677)
Pay	28 Day MXN TIIE	28 days	8.90	28 days	03/13/2030	MXN	2,005,500,000	—	(1,994,230)	(1,994,230)
Pay	SOFR	Annually	3.39	Annually	07/21/2028	USD	290,825,000	—	(1,499,089)	(1,499,089)
Pay	SOFR	Annually	3.64	Annually	03/27/2027	USD	549,660,000	—	(1,392,904)	(1,392,904)
Pay	28 Day MXN TIIE	28 days	9.17	28 days	12/16/2026	MXN	2,433,600,000	—	(1,195,461)	(1,195,461)
Pay	6 Month BBSW	Semi-Annually	3.75	Semi-Annually	10/04/2029	AUD	66,380,000	—	(1,042,930)	(1,042,930)
Receive	6 Month EURIBOR	Semi-Annually	(2.38)	Annually	12/20/2054	EUR	19,860,000	—	(980,470)	(980,470)
Receive	3 Month JIBAR	Quarterly	(10.00)	Quarterly	10/26/2033	ZAR	203,000,000	—	(901,664)	(901,664)
Pay	BZDIOVRA	At Maturity	9.77	At Maturity	01/04/2027	BRL	65,047,685	—	(806,109)	(806,109)
Pay	SONIA	Annually	3.59	Annually	08/01/2034	GBP	15,732,000	862	(681,704)	(682,566)
Pay	BZDIOVRA	At Maturity	11.57	At Maturity	01/04/2027	BRL	158,697,587	—	(646,934)	(646,934)
Pay	SOFR	Annually	3.48	Annually	07/21/2028	USD	156,490,000	—	(552,699)	(552,699)
Receive	COOVIBR	Quarterly	(9.91)	Quarterly	01/17/2028	COP	42,590,000,000	—	(527,161)	(527,161)
Pay	6 Month BBSW	Semi-Annually	4.07	Semi-Annually	08/19/2034	AUD	18,860,000	—	(479,119)	(479,119)
Pay	SOFR	Annually	3.76	Annually	12/27/2026	USD	232,255,000	—	(449,595)	(449,595)
Receive	SOFR	Annually	(3.80)	Annually	01/31/2035	USD	103,795,000	—	(427,034)	(427,034)
Receive	3 Month JIBAR	Quarterly	(9.87)	Quarterly	06/15/2033	ZAR	98,700,000	—	(401,721)	(401,721)
Pay	FBIL Overnight MIBOR	Semi-Annually	6.19	Semi-Annually	10/16/2026	INR	9,576,000,000	—	(272,153)	(272,153)
Pay	6 Month BBSW	Semi-Annually	4.24	Semi-Annually	10/25/2029	AUD	155,801,250	—	(244,437)	(244,437)
Receive	FBIL Overnight MIBOR	Semi-Annually	(6.37)	Semi-Annually	03/19/2027	INR	6,650,000,000	—	(193,738)	(193,738)
Receive	COOVIBR	Quarterly	(9.06)	Quarterly	05/16/2032	COP	25,900,000,000	—	(188,932)	(188,932)
Receive	COOVIBR	Quarterly	(8.88)	Quarterly	05/09/2032	COP	27,000,000,000	—	(134,786)	(134,786)
Receive	6 Month EURIBOR	Semi-Annually	(1.80)	Annually	10/31/2054	EUR	43,470,000	—	(111,639)	(111,639)
Receive	SOFR	Annually	(3.66)	Annually	12/27/2054	USD	21,325,000	—	(100,043)	(100,043)
Pay	SONIA	Annually	3.99	Annually	05/03/2054	GBP	14,917,800	—	(92,624)	(92,624)
Receive	SORA	Semi-Annually	(2.53)	Semi-Annually	08/02/2044	SGD	41,435,000	—	(72,350)	(72,350)
Receive	SOFR	Annually	(3.62)	Annually	03/27/2055	USD	62,030,000	—	(14,803)	(14,803)
Receive	COOVIBR	Quarterly	(8.54)	Quarterly	05/27/2032	COP	9,450,000,000	—	(7,131)	(7,131)
Subtotal — Depreciation								862	(18,567,137)	(18,567,999)
Total Centrally Cleared Interest Rate Swap Agreements								$(4,957)	$(6,742,399)	$(6,737,442)

Open Over-The-Counter Credit Default Swap Agreements(a)
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00%	Quarterly	12/20/2024	0.185%	EUR	3,750,000	$1,938	$4,579	$2,641
J.P. Morgan Chase Bank, N.A.	Markit CDX North America Investment Grade Index, Series 33, Version 1	Sell	1.00	Quarterly	12/20/2024	2.199	USD	7,000,000	(68,792)	(11,450)	57,342
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe CrossoverIndex, Series 40, Version 2	Sell	5.00	Quarterly	12/20/2028	4.889	EUR	17,250,000	(670,502)	78,314	748,816
Subtotal—Appreciation									(737,356)	71,443	808,799
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
25
Invesco Global Strategic Income Fund

Open Over-The-Counter Credit Default Swap Agreements(a)—(continued)
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)%	Quarterly	12/20/2024	0.267%	EUR	3,750,000	$1,259	$(4,120)	$(5,379)
Goldman Sachs International	Markit iTraxx Europe Crossover Index, Series 32, Version 6	Sell	5.00	Quarterly	12/20/2024	0.470	EUR	7,100,000	70,656	48,034	(22,622)
Goldman Sachs International	Markit CDX North America High Yield Index, Series 37, Version 1	Buy	(5.00)	Quarterly	12/20/2026	0.121	USD	14,751,346	(1,292,884)	(1,471,164)	(178,280)
J.P. Morgan Chase Bank, N.A.	Markit CDX North America High Yield Index, Series 39, Version 1	Buy	(5.00)	Quarterly	12/20/2027	0.255	USD	20,878,038	(2,409,449)	(2,882,302)	(472,853)
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe CrossoverIndex, Series 42, Version 1	Sell	5.00	Quarterly	12/20/2029	2.742	EUR	24,150,000	3,007,463	2,794,906	(212,557)
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe CrossoverIndex, Series 42, Version 1	Sell	5.00	Quarterly	12/20/2029	0.756	EUR	46,230,000	9,699,851	9,684,080	(15,771)
Subtotal—Depreciation									9,076,896	8,169,434	(907,462)
Total Over-The-Counter Credit Default Swap Agreements									$8,339,540	$8,240,877	$(98,663)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $37,001,588.
(b)
Implied credit spreads represent the current level, as of October 31, 2024, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
26
Invesco Global Strategic Income Fund

Abbreviations:
AUD	—Australian Dollar
BBSW	—Bank Bill Swap Rate
BRL	—Brazilian Real
BZDIOVRA	—Brazil Ceptip DI Interbank Deposit Rate
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chile Peso
CNH	—Chinese Renminbi
CNY	—Chinese Yuan Renminbi
COOVIBR	—Colombia IBR Overnight Nominal Interbank Reference Rate
COP	—Colombia Peso
CZK	—Czech Koruna
EUR	—Euro
EURIBOR	—Euro Interbank Offered Rate
FBIL	—Financial Benchmarks India Private Ltd.
GBP	—British Pound Sterling
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JIBAR	—Johannesburg Interbank Average Rate
JPY	—Japanese Yen
KRW	—South Korean Won
MIBOR	—Mumbai Interbank Offered Rate
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Sol
PLN	—Polish Zloty
PRIBOR	—Prague Interbank Offerred Rate
SGD	—Singapore Dollar
SOFR	—Secured Overnight Financing Rate
SONIA	—Sterling Overnight Index Average
SORA	—Singapore Overnight Rate Average
THB	—Thai Baht
TIIE	—Interbank Equilibrium Interest Rate
TONAR	—Tokyo Overnight Average Rate
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
27
Invesco Global Strategic Income Fund

Consolidated Statement of Assets and Liabilities
October 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $2,092,113,481)*	$2,052,145,795
Investments in affiliated money market funds, at value (Cost $175,388,487)	175,384,081
Other investments:
Swaps receivable — OTC	617,237
Unrealized appreciation on swap agreements — OTC	808,799
Premiums paid on swap agreements — OTC	8,339,540
Unrealized appreciation on forward foreign currency contracts outstanding	29,069,257
Deposits with brokers:
Cash collateral — OTC Derivatives	37,001,588
Cash collateral — TBA commitments	4,995,922
Cash	40,354,312
Foreign currencies, at value (Cost $18,362,026)	18,927,609
Receivable for:
Investments sold	58,222,823
Fund shares sold	434,279
Dividends	334,779
Interest	20,848,205
Principal paydowns	889,117
Investment for trustee deferred compensation and retirement plans	383,523
Other assets	99,823
Total assets	2,448,856,689
Liabilities:
Other investments:
Options written, at value (premiums received $53,883,747)	64,446,275
Variation margin payable — futures contracts	226,032
Variation margin payable — centrally cleared swap agreements	1,111,248
Unrealized depreciation on forward foreign currency contracts outstanding	26,718,422
Swaps payable — OTC	212,640
Unrealized depreciation on swap agreements—OTC	907,462
Payable for:
Investments purchased	738,412,704
Dividends	1,175,170
Fund shares reacquired	2,467,174
Due to broker	166,007
Accrued foreign taxes	33,102
Collateral upon return of securities loaned	74,062,179
Accrued fees to affiliates	690,149
Accrued trustees’ and officers’ fees and benefits	1,915
Accrued other operating expenses	238,413
Trustee deferred compensation and retirement plans	383,523
Total liabilities	911,252,415
Net assets applicable to shares outstanding	$1,537,604,274
Net assets consist of:
Shares of beneficial interest	$2,571,995,251
Distributable earnings (loss)	(1,034,390,977)
$1,537,604,274
Net Assets:
Class A	$1,311,004,049
Class C	$35,734,487
Class R	$50,908,259
Class Y	$127,841,725
Class R5	$8,333
Class R6	$12,107,421
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	427,005,286
Class C	11,670,270
Class R	16,569,467
Class Y	41,694,074
Class R5	2,710
Class R6	3,959,684
Class A:
Net asset value per share	$3.07
Maximum offering price per share (Net asset value of $3.07 ÷ 95.75%)	$3.21
Class C:
Net asset value and offering price per share	$3.06
Class R:
Net asset value and offering price per share	$3.07
Class Y:
Net asset value and offering price per share	$3.07
Class R5:
Net asset value and offering price per share	$3.07
Class R6:
Net asset value and offering price per share	$3.06

*	At October 31, 2024, securities with an aggregate value of $71,132,937 were on loan to brokers.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
28
Invesco Global Strategic Income Fund

Consolidated Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest (net of foreign withholding taxes of $659,181)	$96,162,081
Dividends (net of foreign withholding taxes of $84,117)	1,063,418
Dividends from affiliates (includes net securities lending income of $122,800)	3,063,902
Total investment income	100,289,401
Expenses:
Advisory fees	9,563,724
Administrative services fees	228,892
Custodian fees	387,721
Distribution fees:
Class A	3,252,075
Class C	396,260
Class R	261,324
Transfer agent fees — A, C, R and Y	2,322,630
Transfer agent fees — R5	3
Transfer agent fees — R6	3,229
Trustees’ and officers’ fees and benefits	35,365
Registration and filing fees	104,279
Reports to shareholders	233,113
Professional services fees	134,536
Other	30,878
Total expenses	16,954,029
Less: Fees waived and/or expense offset arrangement(s)	(188,281)
Net expenses	16,765,748
Net investment income	83,523,653
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $96,465)	(31,811,849)
Affiliated investment securities	9,598
Foreign currencies	(3,301,357)
Forward foreign currency contracts	6,714,101
Futures contracts	(931,063)
Option contracts written	31,798,092
Swap agreements	(19,785,351)
(17,307,829)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $33,102)	107,232,538
Affiliated investment securities	(5,902)
Foreign currencies	859,734
Forward foreign currency contracts	(9,665,855)
Futures contracts	2,361,677
Option contracts written	(16,175,911)
Swap agreements	2,233,407
86,839,688
Net realized and unrealized gain	69,531,859
Net increase in net assets resulting from operations	$153,055,512
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
29
Invesco Global Strategic Income Fund

Consolidated Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$83,523,653	$81,706,028
Net realized gain (loss)	(17,307,829)	(101,912,309)
Change in net unrealized appreciation	86,839,688	139,697,511
Net increase in net assets resulting from operations	153,055,512	119,491,230
Distributions to shareholders from distributable earnings:
Class A	(49,806,075)	(55,950,291)
Class C	(1,239,985)	(1,513,240)
Class R	(1,806,942)	(1,998,328)
Class Y	(4,451,707)	(4,395,833)
Class R5	(325)	(344)
Class R6	(434,707)	(444,870)
Total distributions from distributable earnings	(57,739,741)	(64,302,906)
Return of capital:
Class A	(25,326,845)	(14,433,288)
Class C	(630,543)	(390,365)
Class R	(918,846)	(515,501)
Class Y	(2,263,735)	(1,133,977)
Class R5	(165)	(89)
Class R6	(221,053)	(114,762)
Total return of capital	(29,361,187)	(16,587,982)
Total distributions	(87,100,928)	(80,890,888)
Share transactions–net:
Class A	(99,773,681)	(114,721,926)
Class C	(7,133,374)	(8,498,785)
Class R	(3,522,005)	(720,903)
Class Y	16,539,849	1,618,883
Class R6	951,627	76,553
Net increase (decrease) in net assets resulting from share transactions	(92,937,584)	(122,246,178)
Net increase (decrease) in net assets	(26,983,000)	(83,645,836)
Net assets:
Beginning of year	1,564,587,274	1,648,233,110
End of year	$1,537,604,274	$1,564,587,274
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
30
Invesco Global Strategic Income Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$2.95	$0.16	$0.13	$0.29	$(0.11)	$(0.06)	$(0.17)	$3.07	9.92%(d)	$1,311,004	1.05%(d)	1.06%(d)	5.26%(d)	278%
Year ended 10/31/23	2.89	0.15	0.06	0.21	(0.12)	(0.03)	(0.15)	2.95	7.14 (d)	1,353,279	1.04 (d)	1.05 (d)	4.89 (d)	75
Year ended 10/31/22	3.56	0.09	(0.66)	(0.57)	—	(0.10)	(0.10)	2.89	(16.12)(d)	1,433,892	1.08 (d)(e)	1.10 (d)(e)	2.89 (d)(e)	88
Year ended 10/31/21	3.58	0.10	(0.03)	0.07	(0.04)	(0.05)	(0.09)	3.56	2.04 (d)	2,004,153	0.99 (d)	1.01 (d)	2.79 (d)	241
Year ended 10/31/20	3.75	0.10	(0.16)	(0.06)	(0.05)	(0.06)	(0.11)	3.58	(1.47)(d)	2,236,548	0.98 (d)	0.99 (d)	2.70 (d)	273
Class C
Year ended 10/31/24	2.94	0.14	0.13	0.27	(0.10)	(0.05)	(0.15)	3.06	9.10	35,734	1.81	1.82	4.50	278
Year ended 10/31/23	2.88	0.13	0.05	0.18	(0.10)	(0.02)	(0.12)	2.94	6.34	41,073	1.80	1.81	4.13	75
Year ended 10/31/22	3.55	0.07	(0.66)	(0.59)	—	(0.08)	(0.08)	2.88	(16.83)	48,257	1.84 (e)	1.86 (e)	2.13 (e)	88
Year ended 10/31/21	3.57	0.07	(0.02)	0.05	(0.05)	(0.02)	(0.07)	3.55	1.27	78,455	1.75	1.77	2.03	241
Year ended 10/31/20	3.74	0.07	(0.16)	(0.09)	(0.03)	(0.05)	(0.08)	3.57	(2.23)	154,642	1.74	1.75	1.94	273
Class R
Year ended 10/31/24	2.95	0.16	0.12	0.28	(0.11)	(0.05)	(0.16)	3.07	9.62	50,908	1.31	1.32	5.00	278
Year ended 10/31/23	2.89	0.14	0.06	0.20	(0.11)	(0.03)	(0.14)	2.95	6.86	52,259	1.30	1.31	4.63	75
Year ended 10/31/22	3.56	0.09	(0.66)	(0.57)	—	(0.10)	(0.10)	2.89	(16.34)	51,836	1.34 (e)	1.36 (e)	2.63 (e)	88
Year ended 10/31/21	3.59	0.09	(0.03)	0.06	(0.05)	(0.04)	(0.09)	3.56	1.49	70,527	1.25	1.27	2.53	241
Year ended 10/31/20	3.75	0.09	(0.15)	(0.06)	(0.04)	(0.06)	(0.10)	3.59	(1.45)	79,116	1.24	1.25	2.44	273
Class Y
Year ended 10/31/24	2.94	0.17	0.14	0.31	(0.12)	(0.06)	(0.18)	3.07	10.55	127,842	0.81	0.82	5.50	278
Year ended 10/31/23	2.88	0.16	0.06	0.22	(0.13)	(0.03)	(0.16)	2.94	7.40	107,237	0.80	0.81	5.13	75
Year ended 10/31/22	3.55	0.10	(0.66)	(0.56)	—	(0.11)	(0.11)	2.88	(15.97)	103,794	0.84 (e)	0.86 (e)	3.13 (e)	88
Year ended 10/31/21	3.58	0.11	(0.04)	0.07	(0.04)	(0.06)	(0.10)	3.55	2.00	157,186	0.75	0.77	3.03	241
Year ended 10/31/20	3.75	0.11	(0.16)	(0.05)	(0.05)	(0.07)	(0.12)	3.58	(1.24)	201,675	0.74	0.75	2.94	273
Class R5
Year ended 10/31/24	2.95	0.17	0.13	0.30	(0.12)	(0.06)	(0.18)	3.07	10.29	8	0.70	0.70	5.61	278
Year ended 10/31/23	2.89	0.16	0.06	0.22	(0.13)	(0.03)	(0.16)	2.95	7.51	8	0.69	0.69	5.24	75
Year ended 10/31/22	3.56	0.11	(0.66)	(0.55)	—	(0.12)	(0.12)	2.89	(15.81)	8	0.73 (e)	0.75 (e)	3.24 (e)	88
Year ended 10/31/21	3.59	0.12	(0.04)	0.08	(0.04)	(0.07)	(0.11)	3.56	2.14	10	0.61	0.62	3.17	241
Year ended 10/31/20	3.75	0.11	(0.14)	(0.03)	(0.06)	(0.07)	(0.13)	3.59	(0.81)	10	0.64	0.64	3.04	273
Class R6
Year ended 10/31/24	2.93	0.17	0.14	0.31	(0.12)	(0.06)	(0.18)	3.06	10.68	12,107	0.70	0.70	5.61	278
Year ended 10/31/23	2.87	0.16	0.06	0.22	(0.13)	(0.03)	(0.16)	2.93	7.53	10,731	0.69	0.69	5.24	75
Year ended 10/31/22	3.54	0.11	(0.66)	(0.55)	—	(0.12)	(0.12)	2.87	(15.93)	10,447	0.73 (e)	0.75 (e)	3.24 (e)	88
Year ended 10/31/21	3.57	0.12	(0.04)	0.08	(0.05)	(0.06)	(0.11)	3.54	2.13	18,954	0.61	0.63	3.17	241
Year ended 10/31/20	3.73	0.11	(0.15)	(0.04)	(0.05)	(0.07)	(0.12)	3.57	(0.86)	20,939	0.63	0.63	3.05	273

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended
October 31, 2024, 2023, 2022, 2021 and 2020, respectively.

(e)	Includes Interest, facilities and maintenance fees of 0.08% for the year ended October 31, 2022.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
31
Invesco Global Strategic Income Fund

Notes to Consolidated Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is to seek total return.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
32
Invesco Global Strategic Income Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income
33
Invesco Global Strategic Income Fund

accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.
Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
N.
Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the
34
Invesco Global Strategic Income Fund

value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
O.
Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
P.
Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
Q.
Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and
35
Invesco Global Strategic Income Fund

thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2024, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
R.
Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance.  The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.  These transactions increase the Fund’s portfolio turnover rate.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction.  If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.  Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
S.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
T.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
U.
Other Risks - Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities, when rates increase. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
36
Invesco Global Strategic Income Fund

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended, and could negatively affect the Fund and its shareholders.
Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Next $4 billion	0.500%
Next $5 billion	0.480%
Over $10 billion	0.460%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.60%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $58,935.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services.
37
Invesco Global Strategic Income Fund

IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $47,559 in front-end sales commissions from the sale of Class A shares and $630 and $2,939 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Sponsored Agency Mortgage-Backed Securities	$—	$788,669,380	$—	$788,669,380
U.S. Dollar Denominated Bonds & Notes	—	549,924,362	528,027	550,452,389
Non-U.S. Dollar Denominated Bonds & Notes	—	401,971,993	—	401,971,993
Asset-Backed Securities	—	120,514,590	9,208,916	129,723,506
Agency Credit Risk Transfer Notes	—	73,270,502	—	73,270,502
U.S. Treasury Securities	—	37,460,172	—	37,460,172
Common Stocks & Other Equity Interests	28,795,882	542,413	5,085	29,343,380
Variable Rate Senior Loan Interests	—	7,047,102	180,675	7,227,777
Preferred Stocks	—	24,862	—	24,862
Money Market Funds	101,326,308	74,057,773	—	175,384,081
Options Purchased	—	34,001,834	—	34,001,834
Total Investments in Securities	130,122,190	2,087,484,983	9,922,703	2,227,529,876
Other Investments - Assets*
Futures Contracts	1,254,565	—	—	1,254,565
Forward Foreign Currency Contracts	—	29,069,257	—	29,069,257
Swap Agreements	—	13,503,789	—	13,503,789
	1,254,565	42,573,046	—	43,827,611
38
Invesco Global Strategic Income Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Liabilities*
Futures Contracts	$(3,764,029)	$—	$—	$(3,764,029)
Forward Foreign Currency Contracts	—	(26,718,422)	—	(26,718,422)
Options Written	—	(64,446,275)	—	(64,446,275)
Swap Agreements	—	(19,734,034)	—	(19,734,034)
	(3,764,029)	(110,898,731)	—	(114,662,760)
Total Other Investments	(2,509,464)	(68,325,685)	—	(70,835,149)
Total Investments	$127,612,726	$2,019,159,298	$9,922,703	$2,156,694,727

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2024:
	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$—	$1,254,565	$1,254,565
Unrealized appreciation on swap agreements — Centrally Cleared(a)	864,433	—	11,830,557	12,694,990
Unrealized appreciation on forward foreign currency contracts outstanding	—	29,069,257	—	29,069,257
Unrealized appreciation on swap agreements — OTC	808,799	—	—	808,799
Options purchased, at value — OTC(b)	—	8,350,412	25,651,422	34,001,834
Total Derivative Assets	1,673,232	37,419,669	38,736,544	77,829,445
Derivatives not subject to master netting agreements	(864,433)	—	(13,085,122)	(13,949,555)
Total Derivative Assets subject to master netting agreements	$808,799	$37,419,669	$25,651,422	$63,879,890
	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$—	$—	$(3,764,029)	$(3,764,029)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	(258,573)	—	(18,567,999)	(18,826,572)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(26,718,422)	—	(26,718,422)
Unrealized depreciation on swap agreements — OTC	(907,462)	—	—	(907,462)
Options written, at value — OTC	(2,510,663)	(19,951,733)	(41,983,879)	(64,446,275)
Total Derivative Liabilities	(3,676,698)	(46,670,155)	(64,315,907)	(114,662,760)
Derivatives not subject to master netting agreements	258,573	—	22,332,028	22,590,601
Total Derivative Liabilities subject to master netting agreements	$(3,418,125)	$(46,670,155)	$(41,983,879)	$(92,072,159)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.
39
Invesco Global Strategic Income Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2024.
	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$−	$—	$—	$—	$(38,593)	$(2,021,095)	$—	$(2,059,688)	$(2,059,688)	$—	$1,840,000	$(219,688)
BNP Paribas S.A.	162,031	2,518,219	—	2,680,250	(58,190)	(4,254,911)	—	(4,313,101)	(1,632,851)	—	950,000	(682,851)
Citibank, N.A.	571,746	—	7,443	579,189	(20,218)	—	(10,181)	(30,399)	548,790	(259,981)	—	288,809
Deutsche Bank AG	348,950	2,194,717	—	2,543,667	(2,253,900)	(2,306,795)	—	(4,560,695)	(2,017,028)	—	1,370,000	(647,028)
Goldman Sachs International	8,226,728	4,152,208	45,447	12,424,383	(4,603,270)	(11,425,109)	(286,952)	(16,315,331)	(3,890,948)	—	3,890,948	—
HSBC Bank USA	110,272	—	—	110,272	(52,779)	—	—	(52,779)	57,493	—	—	57,493
J.P. Morgan Chase Bank, N.A.	8,821,454	23,777,590	1,373,146	33,972,190	(1,743,138)	(25,104,906)	(822,969)	(27,671,013)	6,301,177	(6,301,177)	—	—
Merrill Lynch International	4,055,006	780,213	—	4,835,219	(1,776,104)	(5,163,502)	—	(6,939,606)	(2,104,387)	—	2,104,387	—
Morgan Stanley and Co. International PLC	5,407,872	185,656	—	5,593,528	(15,219,321)	(13,516,776)	—	(28,736,097)	(23,142,569)	—	23,142,569	—
Royal Bank of Canada	256,711	—	—	256,711	−	—	—	—	256,711	—	—	256,711
Standard Chartered Bank PLC	1,069,930	393,231	—	1,463,161	(527,095)	(653,181)	—	(1,180,276)	282,885	—	—	282,885
UBS AG	38,557	—	—	38,557	(425,814)	—	—	(425,814)	(387,257)	—	340,000	(47,257)
Total	$29,069,257	$34,001,834	$1,426,036	$64,497,127	$(26,718,422)	$(64,446,275)	$(1,120,102)	$(92,284,799)	$(27,787,672)	$(6,561,158)	$33,637,904	$(710,926)
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$6,714,101	$-	$6,714,101
Futures contracts	-	-	(931,063)	(931,063)
Options purchased(a)	-	(19,244,884)	(231,939)	(19,476,823)
Options written	-	16,003,183	15,794,909	31,798,092
Swap agreements	(19,072,343)	-	(713,008)	(19,785,351)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(9,665,855)	-	(9,665,855)
Futures contracts	-	-	2,361,677	2,361,677
Options purchased(a)	569,471	10,993,145	2,552,404	14,115,020
Options written	(1,597,103)	(4,173,728)	(10,405,080)	(16,175,911)
Swap agreements	(169,240)	-	2,402,647	2,233,407
Total	$(20,269,215)	$625,962	$10,830,547	$(8,812,706)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swaptions Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$2,269,389,202	$460,659,628	$382,959,107	$779,291,808	$2,725,591,634	$1,043,678,614	$2,937,224,672
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $129,346.
40
Invesco Global Strategic Income Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$57,739,741	$64,302,906
Return of capital	29,361,187	16,587,982
Total distributions	$87,100,928	$80,890,888

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Net unrealized appreciation (depreciation) — investments	$(77,260,479)
Net unrealized appreciation — foreign currencies	276,590
Temporary book/tax differences	(373,167)
Capital loss carryforward	(957,033,921)
Shares of beneficial interest	2,571,995,251
Total net assets	$1,537,604,274
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to partnerships and straddles.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$516,700,487	$440,333,434	$957,033,921
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $976,741,953 and $1,055,910,504, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$85,944,254
Aggregate unrealized (depreciation) of investments	(163,204,733)
Net unrealized appreciation (depreciation) of investments	$(77,260,479)
Cost of investments for tax purposes is $2,242,294,746.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, return of capital distributions and derivative instruments, on October 31, 2024, undistributed net investment income was increased by $17,681,819, undistributed net realized gain (loss) was increased by $11,679,367 and shares of beneficial interest was decreased by $29,361,186. This reclassification had no effect on the net assets of the Fund.
41
Invesco Global Strategic Income Fund

NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	18,173,775	$56,461,111	13,925,917	$42,639,727
Class C	1,954,044	6,054,147	2,291,502	7,014,812
Class R	2,323,341	7,220,331	2,329,843	7,126,090
Class Y	17,513,750	54,588,672	16,517,530	50,711,935
Class R6	1,219,496	3,787,499	956,838	2,908,613
Issued as reinvestment of dividends:
Class A	20,059,925	62,271,781	18,982,473	58,175,403
Class C	571,521	1,768,956	581,152	1,775,763
Class R	860,220	2,673,236	805,926	2,470,293
Class Y	1,574,842	4,884,086	1,330,969	4,068,922
Class R6	175,113	541,264	147,936	450,844
Automatic conversion of Class C shares to Class A shares:
Class A	1,839,265	5,707,912	2,496,863	7,637,199
Class C	(1,844,837)	(5,707,912)	(2,504,256)	(7,637,199)
Reacquired:
Class A	(72,289,731)	(224,214,485)	(72,984,662)	(223,174,255)
Class C	(2,987,749)	(9,248,565)	(3,158,608)	(9,652,161)
Class R	(4,335,653)	(13,415,572)	(3,361,269)	(10,317,286)
Class Y	(13,837,909)	(42,932,909)	(17,432,059)	(53,161,974)
Class R6	(1,092,526)	(3,377,136)	(1,083,688)	(3,282,904)
Net increase (decrease) in share activity	(30,123,113)	$(92,937,584)	(40,157,593)	$(122,246,178)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 17% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

42
Invesco Global Strategic Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Strategic Income Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related consolidated statement of operations for the year ended October 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent, agent banks, portfolio company investees and brokers; when replies were not received from agent banks, portfolio company investees or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
43
Invesco Global Strategic Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Strategic Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Bloomberg Global Aggregate Index (Index).  The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods.  The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its
44
Invesco Global Strategic Income Fund

subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and above, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.  The Board noted that the Fund’s contractual management fees, actual management fees and total expense ratio were in the fourth, fourth and fifth quintile, respectively, of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses. As previously noted, the independent Trustees reviewed and considered additional information in response to follow-up requests, including with respect the Fund’s total expenses relative to peers. The independent Trustees met and discussed those responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the
Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in  reliance  upon,  no-action  letters  issued  by  the  SEC  staff  that provide  guidance  on  how  an  affiliate  may  act  as  a  direct  agent  lender  and  receive  compensation  for  those services  without  obtaining  exemptive  relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the
45
Invesco Global Strategic Income Fund

federal securities laws and consistent with best execution obligations.
46
Invesco Global Strategic Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	5.89%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	6.90%
Qualified Business Income*	0.00%
Business Interest Income*	99.48%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
47
Invesco Global Strategic Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
48
Invesco Global Strategic Income Fund

SEC file number(s): 811-05426 and 033-19338
Invesco Distributors, Inc.
O-GLSI-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco Greater China Fund
Nasdaq:
A: AACFX ■ C: CACFX ■ R: IGCRX ■ Y: AMCYX ■ R5: IACFX ■ R6: CACSX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
October 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–95.01%(b)
Advertising–0.48%
Focus Media Information Technology Co. Ltd., A Shares	259,300	$262,849
Apparel, Accessories & Luxury Goods–0.44%
ANTA Sports Products Ltd.	17,600	187,848
Shenzhou International Group Holdings Ltd.	6,900	53,282
		241,130
Automobile Manufacturers–1.09%
BYD Co. Ltd., A Shares	5,600	230,746
BYD Co. Ltd., H Shares	5,500	198,652
XPeng, Inc.(c)	30,300	171,203
		600,601
Automotive Parts & Equipment–1.08%
Fuyao Glass Industry Group Co. Ltd., A Shares	74,300	594,505
Biotechnology–1.03%
Innovent Biologics, Inc.(c)(d)	109,500	476,016
Keymed Biosciences, Inc.(c)(d)	17,500	93,309
		569,325
Brewers–0.42%
Tsingtao Brewery Co. Ltd., H Shares	36,000	231,807
Broadline Retail–6.59%
Alibaba Group Holding Ltd.	212,800	2,603,035
JD.com, Inc., A Shares	29,750	603,307
PDD Holdings, Inc., ADR(c)	3,534	426,165
		3,632,507
Coal & Consumable Fuels–1.40%
China Shenhua Energy Co. Ltd., A Shares	67,800	381,612
Shaanxi Coal Industry Co. Ltd., A Shares	112,700	391,084
		772,696
Construction Machinery & Heavy Transportation Equipment– 0.35%
Weichai Power Co. Ltd., H Shares	127,000	191,905
Copper–0.82%
Tongling Nonferrous Metals Group Co. Ltd., A Shares	945,200	449,845
Distillers & Vintners–2.61%
Kweichow Moutai Co. Ltd., A Shares	5,100	1,095,378
Wuliangye Yibin Co. Ltd., A Shares	16,500	340,681
		1,436,059
Diversified Banks–6.12%
Bank of China Ltd., H Shares	2,451,000	1,163,317
China Construction Bank Corp., H Shares	2,062,000	1,600,600
Shares		Value
Diversified Banks–(continued)
China Merchants Bank Co. Ltd., H Shares	124,000	$606,797
		3,370,714
Diversified Metals & Mining–1.64%
CMOC Group Ltd., A Shares	852,300	904,747
Education Services–1.38%
New Oriental Education & Technology Group, Inc.	121,800	762,231
Electrical Components & Equipment–4.10%
Contemporary Amperex Technology Co. Ltd., A Shares	7,100	246,419
Sieyuan Electric Co. Ltd., A Shares	176,800	1,898,703
Sungrow Power Supply Co. Ltd., A Shares	9,000	114,710
		2,259,832
Electronic Components–4.84%
Luxshare Precision Industry Co. Ltd., A Shares	352,564	2,077,205
Zhejiang Crystal-Optech Co. Ltd., A Shares	183,600	588,805
		2,666,010
Electronic Manufacturing Services–1.68%
Foxconn Industrial Internet Co. Ltd., A Shares	276,173	926,255
Footwear–2.49%
Huali Industrial Group Co. Ltd., A Shares	112,800	1,059,582
Stella International Holdings Ltd.	167,000	311,743
		1,371,325
Gas Utilities–2.34%
China Resources Gas Group Ltd.	51,600	198,950
ENN Energy Holdings Ltd.	26,400	185,996
Enn Natural Gas Co. Ltd., A Shares	350,900	905,153
		1,290,099
Gold–6.82%
Chifeng Jilong Gold Mining Co. Ltd., A Shares	349,200	924,236
Zijin Mining Group Co. Ltd., A Shares	796,400	1,868,090
Zijin Mining Group Co. Ltd., H Shares	454,000	967,053
		3,759,379
Health Care Supplies–0.15%
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	128,400	79,901
Heavy Electrical Equipment–2.73%
NARI Technology Co. Ltd., A Shares	411,100	1,502,148
Hotels, Resorts & Cruise Lines–0.74%
Trip.com Group Ltd.(c)	6,300	405,433
Household Appliances–2.00%
Haier Smart Home Co. Ltd., A Shares	268,207	1,102,241
Industrial Machinery & Supplies & Components–1.75%
Haitian International Holdings Ltd.	190,000	525,536
Pengxin International Mining Co. Ltd., A Shares	60,300	438,649
		964,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Greater China Fund

Shares		Value
Integrated Oil & Gas–0.71%
PetroChina Co. Ltd., H Shares	524,000	$393,479
Interactive Home Entertainment–2.19%
NetEase, Inc.	74,800	1,203,442
Interactive Media & Services–16.29%
Bilibili, Inc., ADR(c)	7,635	168,886
Bilibili, Inc., Z Shares(c)	38,600	852,830
Kanzhun Ltd., ADR	6,553	95,346
Kuaishou Technology(c)(d)	41,200	242,792
Tencent Holdings Ltd.	144,500	7,534,532
Weibo Corp., ADR	8,946	80,961
		8,975,347
Investment Banking & Brokerage–0.77%
Futu Holdings Ltd., ADR (Hong Kong)(c)(e)	4,450	422,705
Life & Health Insurance–1.91%
China Life Insurance Co. Ltd., H Shares	444,000	941,165
Ping An Insurance (Group) Co. of China Ltd., H Shares	18,000	111,524
		1,052,689
Marine Transportation–1.45%
SITC International Holdings Co. Ltd.	282,000	797,019
Movies & Entertainment–1.91%
Tencent Music Entertainment Group, ADR	94,581	1,052,686
Oil & Gas Drilling–0.44%
China Oilfield Services Ltd., H Shares	256,000	239,531
Packaged Foods & Meats–0.52%
China Mengniu Dairy Co. Ltd.	129,000	288,890
Paper Products–0.17%
Lee & Man Paper Manufacturing Ltd.	296,000	91,320
Pharmaceuticals–0.51%
Hansoh Pharmaceutical Group Co. Ltd.(d)	26,000	60,620
Jiangsu Hengrui Pharmaceuticals Co. Ltd., A Shares	33,900	222,382
		283,002
Property & Casualty Insurance–1.11%
PICC Property & Casualty Co. Ltd., H Shares	402,000	609,822
Real Estate Development–0.63%
Longfor Group Holdings Ltd.(d)	215,000	348,301
Shares		Value
Real Estate Services–0.77%
KE Holdings, Inc., A shares	57,700	$424,272
Renewable Electricity–4.63%
China Yangtze Power Co. Ltd., A Shares	509,824	1,976,506
Sichuan Chuantou Energy Co. Ltd., A Shares	244,519	575,368
		2,551,874
Restaurants–3.42%
Meituan, B Shares(c)(d)	75,520	1,784,565
Yum China Holdings, Inc.	2,200	98,858
		1,883,423
Specialty Chemicals–0.77%
Wanhua Chemical Group Co. Ltd., A Shares	40,200	425,588
Technology Hardware, Storage & Peripherals–1.72%
Lenovo Group Ltd.	356,000	469,434
Xiaomi Corp., B Shares(c)(d)	139,400	478,128
		947,562
Total Common Stocks & Other Equity Interests (Cost $42,801,667)		52,338,681

Money Market Funds–4.72%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(f)(g)	910,580	910,580
Invesco Treasury Portfolio, Institutional Class, 4.73%(f)(g)	1,691,048	1,691,048
Total Money Market Funds (Cost $2,601,628)		2,601,628
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.73% (Cost $45,403,295)		54,940,309
Investments Purchased with Cash Collateral from Securities on Loan–0.78%
Money Market Funds–0.78%
Invesco Private Government Fund, 4.84%(f)(g)(h)	119,217	119,217
Invesco Private Prime Fund, 4.99%(f)(g)(h)	310,908	311,001
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $430,224)		430,218
TOTAL INVESTMENTS IN SECURITIES–100.51% (Cost $45,833,519)		55,370,527
OTHER ASSETS LESS LIABILITIES–(0.51)%		(280,055)
NET ASSETS–100.00%		$55,090,472
Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Greater China Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $3,483,731, which represented 6.32% of the Fund’s Net Assets.
(e)	All or a portion of this security was out on loan at October 31, 2024.
(f)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$145,289	$9,827,335	$(9,062,044)	$-	$-	$910,580	$21,100
Invesco Liquid Assets Portfolio, Institutional Class	103,766	4,767,570	(4,871,333)	(9)	6	-	8,881
Invesco Treasury Portfolio, Institutional Class	166,045	13,494,333	(11,969,330)	-	-	1,691,048	30,381
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	208,790	5,968,473	(6,058,046)	-	-	119,217	11,704*
Invesco Private Prime Fund	537,124	14,897,928	(15,124,638)	(12)	599	311,001	31,395*
Total	$1,161,014	$48,955,639	$(47,085,391)	$(21)	$605	$3,031,846	$103,461

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Greater China Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $42,801,667)*	$52,338,681
Investments in affiliated money market funds, at value (Cost $3,031,852)	3,031,846
Foreign currencies, at value (Cost $38,891)	38,893
Receivable for:
Investments sold	218,933
Fund shares sold	15,063
Dividends	4,849
Investment for trustee deferred compensation and retirement plans	58,122
Other assets	150,978
Total assets	55,857,365
Liabilities:
Payable for:
Fund shares reacquired	61,744
Collateral upon return of securities loaned	430,224
Accrued fees to affiliates	36,099
Accrued trustees’ and officers’ fees and benefits	1,202
Accrued other operating expenses	138,946
Trustee deferred compensation and retirement plans	98,678
Total liabilities	766,893
Net assets applicable to shares outstanding	$55,090,472
Net assets consist of:
Shares of beneficial interest	$82,404,096
Distributable earnings (loss)	(27,313,624)
$55,090,472
Net Assets:
Class A	$48,499,259
Class C	$1,850,788
Class R	$705,895
Class Y	$3,756,108
Class R6	$278,422
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,715,595
Class C	108,807
Class R	39,624
Class Y	209,932
Class R6	15,539
Class A:
Net asset value per share	$17.86
Maximum offering price per share (Net asset value of $17.86 ÷ 94.50%)	$18.90
Class C:
Net asset value and offering price per share	$17.01
Class R:
Net asset value and offering price per share	$17.81
Class Y:
Net asset value and offering price per share	$17.89
Class R6:
Net asset value and offering price per share	$17.92

*	At October 31, 2024, security with a value of $415,866 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Greater China Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $118,792)	$1,492,185
Dividends from affiliated money market funds (includes net securities lending income of $1,156)	61,518
Total investment income	1,553,703
Expenses:
Advisory fees	497,666
Administrative services fees	8,201
Custodian fees	8,198
Distribution fees:
Class A	126,168
Class C	18,854
Class R	2,486
Transfer agent fees — A, C, R and Y	127,271
Transfer agent fees — R5	1
Transfer agent fees — R6	60
Trustees’ and officers’ fees and benefits	25,008
Registration and filing fees	78,366
Reports to shareholders	48,413
Professional services fees	150,533
Other	12,498
Total expenses	1,103,723
Less: Fees waived and/or expense offset arrangement(s)	(6,943)
Net expenses	1,096,780
Net investment income	456,923
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(7,734,733)
Affiliated investment securities	605
Foreign currencies	(42,156)
(7,776,284)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	10,663,650
Affiliated investment securities	(21)
Foreign currencies	(862)
10,662,767
Net realized and unrealized gain	2,886,483
Net increase in net assets resulting from operations	$3,343,406
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Greater China Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$456,923	$759,718
Net realized gain (loss)	(7,776,284)	(18,420,097)
Change in net unrealized appreciation	10,662,767	29,196,995
Net increase in net assets resulting from operations	3,343,406	11,536,616
Distributions to shareholders from distributable earnings:
Class A	(1,022,869)	(1,147,256)
Class C	(23,143)	(22,293)
Class R	(7,477)	(6,683)
Class Y	(97,974)	(117,984)
Class R5	(162)	(151)
Class R6	(8,656)	(8,833)
Total distributions from distributable earnings	(1,160,281)	(1,303,200)
Share transactions–net:
Class A	(9,620,630)	(8,406,321)
Class C	(465,131)	(212,608)
Class R	211,220	85,057
Class Y	(1,204,806)	(491,134)
Class R5	(7,414)	—
Class R6	(100,220)	(9,615)
Net increase (decrease) in net assets resulting from share transactions	(11,186,981)	(9,034,621)
Net increase (decrease) in net assets	(9,003,856)	1,198,795
Net assets:
Beginning of year	64,094,328	62,895,533
End of year	$55,090,472	$64,094,328
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Greater China Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$17.05	$0.14	$0.99	$1.13	$(0.32)	$—	$(0.32)	$17.86	6.81%	$48,499	1.91%	1.92%	0.81%	106%
Year ended 10/31/23	14.70	0.19	2.47	2.66	(0.31)	—	(0.31)	17.05	17.90	56,178	1.63	1.63	0.99	94
Year ended 10/31/22	25.26	0.23(d)	(10.77)	(10.54)	(0.02)	—	(0.02)	14.70	(41.77)	55,282	1.55	1.60	1.10(d)	114
Year ended 10/31/21	29.41	0.07	(4.06)	(3.99)	—	(0.16)	(0.16)	25.26	(13.66)	110,423	1.52	1.52	0.23	101
Year ended 10/31/20	23.24	0.00(d)	6.42	6.42	(0.25)	—	(0.25)	29.41	27.92	68,875	1.66	1.67	0.02(d)	59
Class C
Year ended 10/31/24	16.23	0.01	0.95	0.96	(0.18)	—	(0.18)	17.01	6.03(e)	1,851	2.65(e)	2.66(e)	0.07(e)	106
Year ended 10/31/23	13.97	0.06	2.35	2.41	(0.15)	—	(0.15)	16.23	17.14(e)	2,244	2.29(e)	2.29(e)	0.33(e)	94
Year ended 10/31/22	24.17	0.07(d)	(10.27)	(10.20)	—	—	—	13.97	(42.20)	2,110	2.30	2.35	0.35(d)	114
Year ended 10/31/21	28.37	(0.15)	(3.89)	(4.04)	—	(0.16)	(0.16)	24.17	(14.33)	4,296	2.27	2.27	(0.52)	101
Year ended 10/31/20	22.35	(0.18)(d)	6.21	6.03	(0.01)	—	(0.01)	28.37	26.98	3,647	2.41	2.42	(0.73)(d)	59
Class R
Year ended 10/31/24	17.00	0.10	0.98	1.08	(0.27)	—	(0.27)	17.81	6.49	706	2.16	2.17	0.56	106
Year ended 10/31/23	14.65	0.14	2.47	2.61	(0.26)	—	(0.26)	17.00	17.62	489	1.88	1.88	0.74	94
Year ended 10/31/22	25.21	0.18(d)	(10.74)	(10.56)	—	—	—	14.65	(41.89)	366	1.80	1.85	0.85(d)	114
Period ended 10/31/21(f)	32.59	0.01	(7.39)	(7.38)	—	—	—	25.21	(22.65)	701	1.71(g)	1.71(g)	0.04(g)	101
Class Y
Year ended 10/31/24	17.10	0.18	0.98	1.16	(0.37)	—	(0.37)	17.89	7.01	3,756	1.66	1.67	1.06	106
Year ended 10/31/23	14.74	0.24	2.49	2.73	(0.37)	—	(0.37)	17.10	18.27	4,809	1.38	1.38	1.24	94
Year ended 10/31/22	25.34	0.28(d)	(10.80)	(10.52)	(0.08)	—	(0.08)	14.74	(41.64)	4,805	1.30	1.35	1.35(d)	114
Year ended 10/31/21	29.44	0.14	(4.08)	(3.94)	—	(0.16)	(0.16)	25.34	(13.47)	10,703	1.27	1.27	0.48	101
Year ended 10/31/20	23.26	0.06(d)	6.43	6.49	(0.31)	—	(0.31)	29.44	28.26	7,754	1.41	1.42	0.27(d)	59
Class R6
Year ended 10/31/24	17.12	0.21	1.00	1.21	(0.41)	—	(0.41)	17.92	7.31	278	1.47	1.47	1.25	106
Year ended 10/31/23	14.76	0.27	2.49	2.76	(0.40)	—	(0.40)	17.12	18.42	368	1.20	1.20	1.42	94
Year ended 10/31/22	25.37	0.31(d)	(10.81)	(10.50)	(0.11)	—	(0.11)	14.76	(41.55)	326	1.18	1.18	1.47(d)	114
Year ended 10/31/21	29.43	0.18	(4.08)	(3.90)	—	(0.16)	(0.16)	25.37	(13.34)	981	1.13	1.13	0.62	101
Year ended 10/31/20	23.26	0.11(d)	6.42	6.53	(0.36)	—	(0.36)	29.43	28.46	867	1.25	1.26	0.43(d)	59

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $64,937,627 in connection with the acquisition of Invesco Pacific Growth Fund into the Fund.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2022. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.23 and 1.09%, $0.06 and 0.34%, $0.17 and 0.84%, $0.28 and 1.34%, $0.30 and 1.40% and $0.31 and 1.46% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2020. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.05) and (0.17)%, $(0.23) and (0.92)%, $0.01 and 0.08%, $0.06 and 0.23% and $0.06 and 0.24% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99% and 0.91% for the years ended October 31, 2024 and 2023, respectively.
(f)	Commencement date of April 23, 2021.
(g)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Greater China Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective as of October 9, 2024, Class R5 shares of the Fund were liquidated.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
9	Invesco Greater China Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
10	Invesco Greater China Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks - Investing in a single-country or region mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries or regions.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; lack of publicly available information; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.
The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. In addition, export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
11	Invesco Greater China Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $1 billion	0.870%
Next $1 billion	0.820%
Next $49 billion	0.770%
Over $51 billion	0.760%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.87%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $1,188.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $4,471 in front-end sales commissions from the sale of Class A shares and $0 and $134 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
12	Invesco Greater China Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$2,246,749	$50,091,932	$—	$52,338,681
Money Market Funds	2,601,628	430,218	—	3,031,846
Total Investments	$4,848,377	$50,522,150	$—	$55,370,527
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,755.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$1,160,281	$1,303,200

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$544,654
Net unrealized appreciation — investments	8,408,424
Net unrealized appreciation (depreciation) — foreign currencies	(25,347)
Temporary book/tax differences	(77,279)
Capital loss carryforward	(36,164,076)
Shares of beneficial interest	82,404,096
Total net assets	$55,090,472
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies, distributions and wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$19,168,826	$16,995,250	$36,164,076
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
13	Invesco Greater China Fund

NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $59,480,935 and $73,763,569, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$9,605,635
Aggregate unrealized (depreciation) of investments	(1,197,211)
Net unrealized appreciation of investments	$8,408,424
Cost of investments for tax purposes is $46,962,103.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2024, undistributed net investment income was decreased by $42,156 and undistributed net realized gain (loss) was increased by $42,156. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	246,340	$4,324,999	997,548	$18,622,567
Class C	8,711	142,644	16,309	306,867
Class R	18,754	344,037	9,267	182,948
Class Y	142,873	2,438,924	215,424	4,628,149
Class R6	5,546	97,352	9,350	178,763
Issued as reinvestment of dividends:
Class A	55,382	904,394	53,343	1,017,779
Class C	1,388	21,717	1,174	21,445
Class R	458	7,477	351	6,683
Class Y	5,231	85,372	5,452	104,082
Class R6	444	7,248	426	8,124
Automatic conversion of Class C shares to Class A shares:
Class A	5,417	90,479	5,889	110,321
Class C	(5,669)	(90,479)	(6,166)	(110,321)
Reacquired:
Class A	(886,322)	(14,940,502)	(1,523,331)	(28,156,988)
Class C	(33,891)	(539,013)	(24,044)	(430,599)
Class R	(8,335)	(140,294)	(5,890)	(104,574)
Class Y	(219,473)	(3,729,102)	(265,441)	(5,223,365)
Class R5	(393)	(7,414)	-	-
Class R6	(11,952)	(204,820)	(10,396)	(196,502)
Net increase (decrease) in share activity	(675,491)	$(11,186,981)	(520,735)	$(9,034,621)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
NOTE 11—Subsequent Event
At the meeting held September 9-11, 2024, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco EQV Asia Pacific Equity Fund (the “Acquiring Fund”).
The reorganization is expected to be consummated at the close of business on or about February 21, 2025. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.
14	Invesco Greater China Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Greater China Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Greater China Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements").  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15	Invesco Greater China Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Greater China Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the MSCI China All Shares Index (Index).  The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the third quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and reasonably comparable to the performance of the Index for the three year period.  The Board considered that overweight allocation to certain Chinese companies and stock selection within the Chinese healthcare sector were the primary detractors from the Fund’s longer-term performance.
16	Invesco Greater China Fund

The Board further considered that the Fund underwent a portfolio management team change in August 2023, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and above, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective 2021. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. As previously noted, the Board noted that the Fund’s actual management fees and total expense ratio were in the fourth and fifth quintile, respectively, of its expense group and discussed with management reasons for such relative actual management fees and total expenses. The independent Trustees reviewed and considered additional information provided by management, including with respect to the Fund’s transfer agency fee. The independent Trustees met and discussed those responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered
17	Invesco Greater China Fund

Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
18	Invesco Greater China Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	74.58%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0383	per share
Foreign Source Income	$0.5209	per share
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19	Invesco Greater China Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20	Invesco Greater China Fund

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SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	CHI-NCSR

Annual Financial Statements and Other Information
October 31, 2024
Invesco Health Care Fund
Nasdaq:
A: GGHCX ■ C: GTHCX ■ Y: GGHYX ■ Investor: GTHIX ■ R6: GGHSX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Approval of Investment Advisory and Sub-Advisory Contracts
18	Tax Information
19	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
October 31, 2024

Shares		Value
Common Stocks & Other Equity Interests–96.04%
Biotechnology–25.91%
AbbVie, Inc.	267,524	$54,540,118
ADMA Biologics, Inc.(b)	296,447	4,835,051
Alnylam Pharmaceuticals, Inc.(b)	57,359	15,291,336
Amgen, Inc.	116,841	37,407,815
argenx SE, ADR (Netherlands)(b)	24,687	14,473,988
Ascendis Pharma A/S, ADR (Denmark)(b)	38,678	4,750,432
Blueprint Medicines Corp.(b)	72,106	6,309,996
CareDx, Inc.(b)	68,226	1,509,841
Crinetics Pharmaceuticals, Inc.(b)(c)	63,522	3,554,691
CSL Ltd. (Australia)	11,729	2,202,181
Cytokinetics, Inc.(b)(c)	91,318	4,657,218
Exelixis, Inc.(b)	156,845	5,207,254
Halozyme Therapeutics, Inc.(b)	131,711	6,660,625
Immunovant, Inc.(b)(c)	83,379	2,439,670
Insmed, Inc.(b)(c)	110,671	7,445,945
Krystal Biotech, Inc.(b)(c)	32,225	5,559,779
Merus N.V. (Netherlands)(b)	91,512	4,569,194
Natera, Inc.(b)	136,936	16,563,779
Nuvalent, Inc., Class A(b)	18,417	1,629,720
Protagonist Therapeutics, Inc.(b)	51,111	2,342,928
Regeneron Pharmaceuticals, Inc.(b)	45,177	37,867,361
Sarepta Therapeutics, Inc.(b)	22,478	2,832,228
SpringWorks Therapeutics, Inc.(b)(c)	96,996	2,922,489
Twist Bioscience Corp.(b)	148,080	5,976,509
Ultragenyx Pharmaceutical, Inc.(b)	73,329	3,739,046
United Therapeutics Corp.(b)	29,982	11,212,368
Vaxcyte, Inc.(b)(c)	103,972	11,057,422
Vericel Corp.(b)(c)	89,775	3,953,691
Vertex Pharmaceuticals, Inc.(b)	112,214	53,411,620
Viking Therapeutics, Inc.(b)(c)	62,122	4,506,330
		339,430,625
Health Care Distributors–1.74%
Cencora, Inc.	100,194	22,852,247
Health Care Equipment–18.11%
Boston Scientific Corp.(b)	1,082,304	90,935,182
Glaukos Corp.(b)	77,755	10,283,099
Globus Medical, Inc., Class A(b)(c)	39,474	2,902,918
Inspire Medical Systems, Inc.(b)	21,134	4,121,975
Insulet Corp.(b)	49,769	11,523,016
Integer Holdings Corp.(b)(c)	56,603	7,032,923
Intuitive Surgical, Inc.(b)	127,407	64,192,743
PROCEPT BioRobotics Corp.(b)	22,099	1,988,910
STERIS PLC	29,666	6,581,402
Stryker Corp.	96,169	34,263,091
TransMedics Group, Inc.(b)(c)	41,609	3,410,690
		237,235,949
Health Care Facilities–7.76%
Brookdale Senior Living, Inc.(b)	539,305	3,381,442
Encompass Health Corp.	232,150	23,089,639
HCA Healthcare, Inc.	108,025	38,752,889
Select Medical Holdings Corp.	157,154	5,041,500
Shares		Value
Health Care Facilities–(continued)
Tenet Healthcare Corp.(b)	202,754	$31,430,925
		101,696,395
Health Care REITs–1.37%
Welltower, Inc.	133,550	18,013,224
Health Care Services–1.30%
BrightSpring Health Services, Inc.(b)(c)	282,774	4,233,127
Cigna Group (The)	11,918	3,751,905
RadNet, Inc.(b)(c)	138,792	9,027,032
		17,012,064
Health Care Supplies–3.20%
Alcon AG	126,669	11,634,898
Cooper Cos., Inc. (The)(b)	135,645	14,199,319
Lantheus Holdings, Inc.(b)	58,749	6,452,990
Merit Medical Systems, Inc.(b)	51,205	5,051,885
RxSight, Inc.(b)(c)	90,370	4,578,144
		41,917,236
Life Sciences Tools & Services–10.06%
Bio-Techne Corp.	94,443	6,965,171
Danaher Corp.	226,931	55,747,870
ICON PLC(b)	14,973	3,325,653
Lonza Group AG (Switzerland)	21,273	13,089,873
Mettler-Toledo International, Inc.(b)	4,288	5,539,024
Repligen Corp.(b)	17,866	2,398,868
Thermo Fisher Scientific, Inc.	82,017	44,807,527
		131,873,986
Managed Health Care–7.35%
Elevance Health, Inc.	16,550	6,715,328
HealthEquity, Inc.(b)	142,522	12,150,001
UnitedHealth Group, Inc.	137,127	77,408,191
		96,273,520
Pharmaceuticals–19.24%
AstraZeneca PLC, ADR (United Kingdom)	624,090	44,404,004
Axsome Therapeutics, Inc.(b)(c)	39,387	3,506,625
Collegium Pharmaceutical, Inc.(b)(c)	60,526	2,066,358
Eli Lilly and Co.	145,749	120,933,775
Intra-Cellular Therapies, Inc.(b)	128,230	10,867,493
Merck & Co., Inc.	94,638	9,683,360
Novo Nordisk A/S, Class B (Denmark)	78,150	8,765,694
Phathom Pharmaceuticals, Inc.(b)(c)	178,516	3,061,549
Sanofi S.A., ADR	132,648	7,014,426
Tarsus Pharmaceuticals, Inc.(b)(c)	129,058	5,741,790
UCB S.A. (Belgium)	41,865	8,061,039
Zoetis, Inc.	156,406	27,962,265
		252,068,378
Total Common Stocks & Other Equity Interests (Cost $792,899,812)		1,258,373,624
Money Market Funds–2.99%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(d)(e)	13,462,254	13,462,254
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Health Care Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 4.73%(d)(e)	25,655,488	$25,655,488
Total Money Market Funds (Cost $39,117,742)		39,117,742
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.03% (Cost $832,017,554)		1,297,491,366
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.16%
Invesco Private Government Fund, 4.84%(d)(e)(f)	18,755,690	18,755,690
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 4.99%(d)(e)(f)	48,904,873	$48,919,544
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $67,678,530)		67,675,234
TOTAL INVESTMENTS IN SECURITIES–104.19% (Cost $899,696,084)		1,365,166,600
OTHER ASSETS LESS LIABILITIES—(4.19)%		(54,934,208)
NET ASSETS–100.00%		$1,310,232,392
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2024.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$22,579,302	$127,559,198	$(136,676,246)	$-	$-	$13,462,254	$722,947
Invesco Liquid Assets Portfolio, Institutional Class	16,779,987	55,426,179	(72,208,413)	(4,190)	6,437	-	410,952
Invesco Treasury Portfolio, Institutional Class	25,804,916	190,880,582	(191,030,010)	-	-	25,655,488	971,399
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	16,203,495	169,403,653	(166,851,458)	-	-	18,755,690	865,529*
Invesco Private Prime Fund	36,593,104	365,447,088	(353,130,699)	(4,613)	14,664	48,919,544	2,328,235*
Total	$117,960,804	$908,716,700	$(919,896,826)	$(8,803)	$21,101	$106,792,976	$5,299,062

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Health Care Fund

Statement of Assets and Liabilities
October 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $792,899,812)*	$1,258,373,624
Investments in affiliated money market funds, at value (Cost $106,796,272)	106,792,976
Foreign currencies, at value (Cost $16,336)	16,168
Receivable for:
Investments sold	16,304,350
Fund shares sold	73,154
Dividends	1,670,304
Investment for trustee deferred compensation and retirement plans	226,416
Other assets	41,094
Total assets	1,383,498,086
Liabilities:
Payable for:
Investments purchased	4,330,497
Fund shares reacquired	343,478
Collateral upon return of securities loaned	67,678,530
Accrued fees to affiliates	558,181
Accrued trustees’ and officers’ fees and benefits	1,702
Accrued other operating expenses	77,870
Trustee deferred compensation and retirement plans	275,436
Total liabilities	73,265,694
Net assets applicable to shares outstanding	$1,310,232,392
Net assets consist of:
Shares of beneficial interest	$788,742,517
Distributable earnings	521,489,875
$1,310,232,392
Net Assets:
Class A	$662,230,005
Class C	$16,024,316
Class Y	$47,766,561
Investor Class	$582,237,710
Class R6	$1,973,800
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	16,785,522
Class C	800,101
Class Y	1,161,154
Investor Class	14,754,273
Class R6	47,701
Class A:
Net asset value per share	$39.45
Maximum offering price per share (Net asset value of $39.45 ÷ 94.50%)	$41.75
Class C:
Net asset value and offering price per share	$20.03
Class Y:
Net asset value and offering price per share	$41.14
Investor Class:
Net asset value and offering price per share	$39.46
Class R6:
Net asset value and offering price per share	$41.38

*	At October 31, 2024, securities with an aggregate value of $65,234,941 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Health Care Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $71,547)	$9,034,157
Dividends from affiliated money market funds (includes net securities lending income of $124,281)	2,229,579
Total investment income	11,263,736
Expenses:
Advisory fees	8,418,339
Administrative services fees	190,609
Custodian fees	25,596
Distribution fees:
Class A	1,704,151
Class C	171,324
Investor Class	1,481,574
Transfer agent fees — A, C, Y and Investor	1,590,047
Transfer agent fees — R6	485
Trustees’ and officers’ fees and benefits	37,819
Registration and filing fees	90,245
Reports to shareholders	135,725
Professional services fees	90,976
Other	49,009
Total expenses	13,985,899
Less: Fees waived and/or expense offset arrangement(s)	(102,446)
Net expenses	13,883,453
Net investment income (loss)	(2,619,717)
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	68,172,435
Affiliated investment securities	21,101
Foreign currencies	20,133
68,213,669
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	182,738,617
Affiliated investment securities	(8,803)
Foreign currencies	16,050
182,745,864
Net realized and unrealized gain	250,959,533
Net increase in net assets resulting from operations	$248,339,816
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Health Care Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income (loss)	$(2,619,717)	$(580,059)
Net realized gain	68,213,669	19,855,383
Change in net unrealized appreciation (depreciation)	182,745,864	(76,922,488)
Net increase (decrease) in net assets resulting from operations	248,339,816	(57,647,164)
Share transactions–net:
Class A	(71,755,547)	(59,793,005)
Class C	(2,611,155)	(3,599,535)
Class Y	809,039	(5,698,577)
Investor Class	(50,193,244)	(39,916,790)
Class R6	189,801	269,234
Net increase (decrease) in net assets resulting from share transactions	(123,561,106)	(108,738,673)
Net increase (decrease) in net assets	124,778,710	(166,385,837)
Net assets:
Beginning of year	1,185,453,682	1,351,839,519
End of year	$1,310,232,392	$1,185,453,682
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Health Care Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$32.52	$(0.08)	$7.01	$6.93	$—	$—	$—	$39.45	21.31%	$662,230	1.04%	1.04%	(0.20)%	56%
Year ended 10/31/23	34.13	(0.01)	(1.60)	(1.61)	—	—	—	32.52	(4.72)	607,032	1.05	1.05	(0.05)	59
Year ended 10/31/22	50.30	(0.05)	(6.19)	(6.24)	—	(9.93)	(9.93)	34.13	(14.73)	696,308	1.04	1.04	(0.16)	44
Year ended 10/31/21	41.82	(0.11)	11.49	11.38	(0.01)	(2.89)	(2.90)	50.30	28.20	896,054	1.02	1.02	(0.24)	78
Year ended 10/31/20	38.59	0.03	4.67	4.70	(0.10)	(1.37)	(1.47)	41.82	12.32	740,884	1.06	1.06	0.08	17
Class C
Year ended 10/31/24	16.63	(0.19)	3.59	3.40	—	—	—	20.03	20.44	16,024	1.79	1.79	(0.95)	56
Year ended 10/31/23	17.59	(0.14)	(0.82)	(0.96)	—	—	—	16.63	(5.46)	15,508	1.80	1.80	(0.80)	59
Year ended 10/31/22	31.06	(0.17)	(3.37)	(3.54)	—	(9.93)	(9.93)	17.59	(15.35)	20,023	1.79	1.79	(0.91)	44
Year ended 10/31/21	26.99	(0.29)	7.25	6.96	—	(2.89)	(2.89)	31.06	27.26	29,391	1.77	1.77	(0.99)	78
Year ended 10/31/20	25.48	(0.18)	3.06	2.88	—	(1.37)	(1.37)	26.99	11.46	27,720	1.81	1.81	(0.67)	17
Class Y
Year ended 10/31/24	33.83	0.02	7.29	7.31	—	—	—	41.14	21.61	47,767	0.79	0.79	0.05	56
Year ended 10/31/23	35.41	0.07	(1.65)	(1.58)	—	—	—	33.83	(4.46)	38,762	0.80	0.80	0.20	59
Year ended 10/31/22	51.69	0.04	(6.39)	(6.35)	—	(9.93)	(9.93)	35.41	(14.51)	46,087	0.79	0.79	0.09	44
Year ended 10/31/21	42.90	0.00	11.79	11.79	(0.11)	(2.89)	(3.00)	51.69	28.52	60,527	0.77	0.77	0.01	78
Year ended 10/31/20	39.54	0.14	4.79	4.93	(0.20)	(1.37)	(1.57)	42.90	12.62	43,816	0.81	0.81	0.33	17
Investor Class
Year ended 10/31/24	32.53	(0.08)	7.01	6.93	—	—	—	39.46	21.30	582,238	1.04	1.04	(0.20)	56
Year ended 10/31/23	34.14	(0.01)	(1.60)	(1.61)	—	—	—	32.53	(4.72)	522,684	1.05	1.05	(0.05)	59
Year ended 10/31/22	50.31	(0.05)	(6.19)	(6.24)	—	(9.93)	(9.93)	34.14	(14.73)	588,159	1.04	1.04	(0.16)	44
Year ended 10/31/21	41.83	(0.11)	11.49	11.38	(0.01)	(2.89)	(2.90)	50.31	28.20	745,607	1.02	1.02	(0.24)	78
Year ended 10/31/20	38.60	0.03	4.67	4.70	(0.10)	(1.37)	(1.47)	41.83	12.33	618,818	1.06	1.06	0.08	17
Class R6
Year ended 10/31/24	33.99	0.06	7.33	7.39	—	—	—	41.38	21.74	1,974	0.70	0.70	0.14	56
Year ended 10/31/23	35.56	0.11	(1.68)	(1.57)	—	—	—	33.99	(4.42)	1,467	0.70	0.70	0.30	59
Year ended 10/31/22	51.82	0.07	(6.40)	(6.33)	—	(9.93)	(9.93)	35.56	(14.42)	1,262	0.69	0.69	0.19	44
Year ended 10/31/21	42.97	0.04	11.83	11.87	(0.13)	(2.89)	(3.02)	51.82	28.66	2,174	0.69	0.69	0.09	78
Year ended 10/31/20	39.61	0.16	4.79	4.95	(0.22)	(1.37)	(1.59)	42.97	12.65	374	0.77	0.77	0.37	17

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Health Care Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco Health Care Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
9
Invesco Health Care Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser $8,213 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
J.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
K.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.
Other Risks - The Fund’s performance is vulnerable to factors affecting the health care sector, including significant government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $350 million	0.750%
Next $350 million	0.650%
Next $1.3 billion	0.550%
Next $2 billion	0.450%
Next $2 billion	0.400%
Next $2 billion	0.375%
Over $8 billion	0.350%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.63%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4)
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Invesco Health Care Fund

extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $44,342.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $47,389 in front-end sales commissions from the sale of Class A shares and $413 and $627 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2024, the Fund incurred $61,256 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,214,619,939	$43,753,685	$—	$1,258,373,624
Money Market Funds	39,117,742	67,675,234	—	106,792,976
Total Investments	$1,253,737,681	$111,428,919	$—	$1,365,166,600
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $58,104.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a
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Invesco Health Care Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Components of Net Assets at Period-End:
2024
Undistributed long-term capital gain	$60,701,972
Net unrealized appreciation — investments	463,612,307
Net unrealized appreciation — foreign currencies	28,280
Temporary book/tax differences	(179,986)
Late-Year ordinary loss deferral	(2,672,698)
Shares of beneficial interest	788,742,517
Total net assets	$1,310,232,392
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2024.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $720,500,278 and $828,129,344, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$470,720,471
Aggregate unrealized (depreciation) of investments	(7,108,164)
Net unrealized appreciation of investments	$463,612,307
Cost of investments for tax purposes is $901,554,293.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses and equalization, on October 31, 2024, undistributed net investment income (loss) was increased by $654,696, undistributed net realized gain was decreased by $1,482,133 and shares of beneficial interest was increased by $827,437. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	550,860	$21,294,511	648,963	$22,356,047
Class C	153,994	3,018,412	193,583	3,428,618
Class Y	413,296	16,828,817	426,648	15,311,305
Investor Class	73,407	2,823,788	93,942	3,246,765
Class R6	11,197	453,171	16,542	583,646
Automatic conversion of Class C shares to Class A shares:
Class A	45,760	1,757,218	94,432	3,232,212
Class C	(89,770)	(1,757,218)	(183,978)	(3,232,212)
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Invesco Health Care Fund

Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(2,476,313)	$(94,807,276)	(2,477,109)	$(85,381,264)
Class C	(196,430)	(3,872,349)	(215,594)	(3,795,941)
Class Y	(398,069)	(16,019,778)	(582,115)	(21,009,882)
Investor Class	(1,386,752)	(53,017,032)	(1,252,654)	(43,163,555)
Class R6	(6,661)	(263,370)	(8,860)	(314,412)
Net increase (decrease) in share activity	(3,305,481)	$(123,561,106)	(3,246,200)	$(108,738,673)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

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Invesco Health Care Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Health Care Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Health Care Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
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Invesco Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Health Care Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the S&P Composite 1500® Health Care Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods, and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund underwent a portfolio management and investment process change in November 2021, and that performance results prior to such date were those of the prior portfolio
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Invesco Health Care Fund

management team.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for
16
Invesco Health Care Fund

executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
17
Invesco Health Care Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,462,000
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
18
Invesco Health Care Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
19
Invesco Health Care Fund

SEC file number(s): 811-05426 and 033-19338
Invesco Distributors, Inc.
GHC-NCSR

Annual Financial Statements and Other Information
October 31, 2024
Invesco International Bond Fund
Nasdaq:
A: OIBAX ■ C: OIBCX ■ R: OIBNX ■ Y: OIBYX ■ R5: INBQX ■ R6: OIBIX

2	Consolidated Schedule of Investments
17	Consolidated Financial Statements
20	Consolidated Financial Highlights
21	Notes to Consolidated Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Approval of Investment Advisory and Sub-Advisory Contracts
35	Tax Information
36	Other Information Required in Form N-CSR (Items 8-11)

Consolidated Schedule of Investments
October 31, 2024

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–55.76%(a)
Argentina–0.01%
Argentine Bonos del Tesoro, 15.50%, 10/17/2026	ARS	135,000,000	$100,397
Australia–6.23%
Australia Government Bond, Series 142, 4.25%, 04/21/2026(b)	AUD	83,500,000	55,088,175
Treasury Corporation of Victoria, 5.50%, 11/17/2026	AUD	16,000,000	10,779,151
			65,867,326
Belgium–0.27%
KBC Group N.V., 8.00%(b)(c)(d)	EUR	2,400,000	2,830,921
Brazil–1.81%
Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/2055	BRL	28,000,000	19,120,117
Canada–5.27%
Ontario Electricity Financial Corp.,
9.00%, 05/26/2025	CAD	26,500,000	19,614,796
8.50%, 05/26/2025	CAD	20,400,000	15,058,580
Province of Quebec, 5.35%, 06/01/2025	CAD	29,000,000	21,058,747
			55,732,123
Colombia–7.34%
Colombian TES,
Series B, 7.50%, 08/26/2026	COP	22,500,000,000	4,984,352
Series B, 6.00%, 04/28/2028	COP	51,500,000,000	10,354,491
Series B, 7.75%, 09/18/2030	COP	175,000,000,000	35,368,233
Series B, 9.25%, 05/28/2042	COP	105,700,000,000	19,908,437
Fideicomiso PA Concesion Ruta al Mar, 6.75%, 02/15/2044(b)	COP	8,000,000,000	1,306,305
Fideicomiso PA Costera, Series B, 6.25%, 01/15/2034(b)	COP	6,107,644,400	1,245,613
PA Autopista Rio Magdalena, 6.05%, 06/15/2036(b)	COP	23,500,000,000	4,370,774
			77,538,205
Egypt–2.24%
Egypt Government Bond,
0.00%, 09/30/2025(e)	EGP	250,000,000	4,049,537
23.85%, 07/02/2027	EGP	250,000,000	4,924,328
	Principal Amount		Value
Egypt–(continued)
Egypt Treasury Bills,
Series 364D, 0.00%, 03/18/2025(f)	EGP	240,000,000	$4,434,828
Series 364D, 25.75%, 04/01/2025(f)	EGP	166,675,000	3,049,198
Series 364D, 25.95%, 04/29/2025(f)	EGP	400,000,000	7,175,262
			23,633,153
France–0.22%
Credit Agricole S.A., 7.25%(b)(c)(d)	EUR	2,000,000	2,293,792
Greece–0.31%
Eurobank S.A., 5.88%, 11/28/2029(b)(c)	EUR	2,500,000	2,934,140
Hellenic Republic Government Bond, 0.00%, 10/15/2042(e)	EUR	107,000,000	302,612
			3,236,752
India–3.17%
India Government Bond,
8.15%, 11/24/2026	INR	500,000,000	6,114,327
7.26%, 08/22/2032	INR	1,300,000,000	15,892,778
7.09%, 08/05/2054	INR	950,000,000	11,487,907
			33,495,012
Italy–0.51%
UniCredit S.p.A., 5.38%(b)(c)(d)	EUR	5,000,000	5,441,238
Ivory Coast–0.49%
Ivory Coast Government International Bond, 5.25%, 03/22/2030(b)	EUR	5,000,000	5,148,048
Netherlands–0.41%
ABN AMRO Bank N.V., 4.38%(b)(c)(d)	EUR	4,000,000	4,321,478
Peru–3.92%
Peru Government Bond, 6.15%, 08/12/2032	PEN	160,000,000	41,476,406
Romania–0.59%
Romanian Government International Bond, 5.13%, 09/24/2031(b)	EUR	5,800,000	6,289,951
South Africa–8.04%
Republic of South Africa Government Bond,
Series 2032, 8.25%, 03/31/2032	ZAR	783,300,000	40,611,096
Series 2040, 9.00%, 01/31/2040	ZAR	930,000,000	44,303,609
			84,914,705
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
2
Invesco International Bond Fund

	Principal Amount		Value
Spain–6.01%
Spain Government Bond, 2.80%, 05/31/2026	EUR	51,000,000	$55,683,248
Telefonica Europe B.V., 2.88%(b)(c)(d)	EUR	7,400,000	7,844,700
			63,527,948
Supranational–1.43%
African Development Bank,
0.00%, 04/05/2046(e)	ZAR	600,000,000	3,789,920
0.00%, 01/17/2050(e)	ZAR	310,000,000	1,383,474
Corporacion Andina de Fomento, 10.35%, 03/15/2033(b)	MXN	200,000,000	9,932,082
			15,105,476
United Kingdom–7.17%
Barclays PLC, 8.88%(b)(c)(d)	GBP	5,000,000	6,705,144
Gatwick Airport Finance PLC, 4.38%, 04/07/2026(b)	GBP	4,700,000	5,988,072
Lloyds Banking Group PLC, 8.50%(c)(d)	GBP	2,300,000	3,067,652
Nationwide Building Society, 5.75%(b)(c)(d)	GBP	2,200,000	2,730,623
NatWest Group PLC, 5.13%(c)(d)	GBP	2,000,000	2,458,441
United Kingdom Gilt, 3.50%, 10/22/2025(b)	GBP	43,000,000	54,847,672
			75,797,604
Uruguay–0.32%
Uruguay Government International Bond, 9.75%, 07/20/2033	UYU	138,900,300	3,427,650
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $622,859,270)			589,298,302

U.S. Dollar Denominated Bonds & Notes–16.05%
Argentina–1.44%
Argentine Republic Government International Bond, 1.75%, 07/09/2030(g)		$2,400,000	1,620,797
Telecom Argentina S.A., 9.50%, 07/18/2031(b)		6,800,000	7,021,000
YPF S.A.,
8.50%, 07/28/2025(b)		1,487,000	1,494,262
8.75%, 09/11/2031(b)		5,000,000	5,110,000
			15,246,059
Australia–0.47%
QBE Insurance Group Ltd., 6.75%, 12/02/2044(b)(c)		5,000,000	5,016,950
Principal Amount		Value
Brazil–1.63%
Braskem Netherlands Finance B.V., 8.00%, 10/15/2034(b)(h)	$2,275,000	$2,271,019
Brazilian Government International Bond, 6.13%, 01/22/2032	1,750,000	1,767,296
CSN Inova Ventures, 6.75%, 01/28/2028(b)	475,000	454,338
Minerva (Luxembourg) S.A., 4.38%, 03/18/2031(b)	2,200,000	1,863,370
Nexa Resources S.A., 6.50%, 01/18/2028(b)	5,000,000	5,104,155
Sitios Latinoamerica S.A.B. de C.V., 5.38%, 04/04/2032(b)	5,970,000	5,729,314
		17,189,492
Chile–1.76%
AES Andes S.A., 6.35%, 10/07/2079(b)(c)	1,398,000	1,390,065
Banco de Credito e Inversiones S.A., 8.75%(b)(c)(d)	2,500,000	2,642,972
Banco del Estado de Chile, 7.95%(b)(c)(d)	1,450,000	1,527,218
Chile Electricity Lux MPC II S.a.r.l., 5.58%, 10/20/2035(b)	2,165,000	2,155,258
Mercury Chile Holdco LLC, 6.50%, 01/24/2027(b)	4,400,000	4,379,690
Sociedad Quimica y Minera de Chile S.A., 5.50%, 09/10/2034(b)	6,785,000	6,514,957
		18,610,160
China–0.20%
Prosus N.V., 3.26%, 01/19/2027(b)	2,200,000	2,100,568
Colombia–0.75%
Ecopetrol S.A.,
8.63%, 01/19/2029	5,000,000	5,310,778
7.75%, 02/01/2032	2,680,000	2,614,637
		7,925,415
Dominican Republic–0.29%
Aeropuertos Dominicanos Siglo XXI S.A., 7.00%, 06/30/2034(b)(h)	2,975,000	3,037,386
Ecuador–0.18%
Ecuador Government International Bond, 6.90%, 07/31/2035(b)(g)	3,500,000	1,945,145
France–0.97%
BNP Paribas S.A., 7.75%(b)(c)(d)	2,200,000	2,283,897
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
3
Invesco International Bond Fund

Principal Amount		Value
France–(continued)
Electricite de France S.A., 9.13%(b)(c)(d)	$7,000,000	$7,945,945
		10,229,842
Hong Kong–0.21%
Melco Resorts Finance Ltd., 4.88%, 06/06/2025(b)	2,200,000	2,176,853
India–0.60%
Adani Ports & Special Economic Zone Ltd., 4.20%, 08/04/2027(b)	1,333,000	1,276,042
Muthoot Finance Ltd., 7.13%, 02/14/2028(b)	5,000,000	5,092,903
		6,368,945
Iraq–0.10%
Iraq International Bond, 5.80%, 01/15/2028(b)	1,093,750	1,054,427
Ireland–0.41%
BB Blue Financing DAC, Series A1, 4.40%, 09/20/2037	2,500,000	2,487,514
Coriolanus DAC,
Series 116, 0.00%, 04/30/2025(b)(e)	173,325	169,556
Series 119, 0.00%, 04/30/2025(b)(e)	184,397	180,387
Series 120, 0.00%, 04/30/2025(b)(e)	230,820	225,800
Series 122, 0.00%, 04/30/2025(b)(e)	202,230	197,832
Series 124, 0.00%, 04/30/2025(b)(e)	162,437	158,904
Series 126, 0.00%, 04/30/2025(b)(e)	363,420	355,517
Series 127, 0.00%, 04/30/2025(b)(e)	210,474	205,896
0.00%, 04/30/2025(b)(e)	330,374	323,189
		4,304,595
Macau–0.53%
MGM China Holdings Ltd., 5.88%, 05/15/2026(b)	3,520,000	3,504,061
Wynn Macau Ltd., 5.63%, 08/26/2028(b)	2,200,000	2,113,550
		5,617,611
Mexico–1.60%
Banco Mercantil del Norte S.A., 8.38%(b)(c)(d)(h)	2,500,000	2,571,697
Braskem Idesa S.A.P.I., 7.45%, 11/15/2029(b)	3,520,000	2,794,852
CEMEX S.A.B. de C.V., 5.13%(b)(c)(d)	3,050,000	2,980,288
Principal Amount		Value
Mexico–(continued)
FIEMEX Energia - Banco Actinver S.A. Institucion de Banca Multiple, 7.25%, 01/31/2041(b)(h)	$3,015,000	$3,027,814
Nemak S.A.B. de C.V., 3.63%, 06/28/2031(b)(h)	3,750,000	2,987,322
Petroleos Mexicanos, 6.88%, 08/04/2026(h)	2,500,000	2,501,075
		16,863,048
Nigeria–0.20%
Nigeria Government International Bond, 8.38%, 03/24/2029(b)	2,200,000	2,125,681
Senegal–0.41%
Senegal Government International Bond,
7.75%, 06/10/2031(b)	2,500,000	2,297,311
6.25%, 05/23/2033(b)	2,500,000	2,070,313
		4,367,624
Serbia–0.16%
Telecommunications Co. Telekom Srbija Akcionarsko drustvo, Belgrade, 7.00%, 10/28/2029(b)	1,680,000	1,692,079
South Africa–0.45%
Republic of South Africa Government International Bond, 4.85%, 09/30/2029	5,000,000	4,725,887
Supranational–0.23%
European Bank for Reconstruction & Development, 6.40%, 08/27/2025	2,400,000	2,437,176
Switzerland–1.12%
Argentum Netherlands B.V. for Swiss Re Ltd., 5.63%, 08/15/2052(b)(c)	333,000	333,833
Credit Suisse Group AG, 6.25%(b)(c)(d)(i)(j)	9,800,000	700,700
UBS Group AG, 6.88%(b)(c)(d)	2,500,000	2,507,853
Willow No 2 Ireland PLC for Zurich Insurance Co. Ltd., 4.25%, 10/01/2045(b)(c)	4,000,000	3,945,038
Zurich Finance (Ireland) DAC, 3.50%, 05/02/2052(b)(c)	5,000,000	4,382,856
		11,870,280
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
4
Invesco International Bond Fund

	Principal Amount		Value
Turkey–0.50%
Turkcell Iletisim Hizmetleri A.S., 5.80%, 04/11/2028(b)		$2,800,000	$2,725,012
Zorlu Enerji Elektrik Uretim A.S., 11.00%, 04/23/2030(b)		2,500,000	2,510,072
			5,235,084
United Kingdom–1.17%
abrdn PLC, 4.25%, 06/30/2028(b)		2,000,000	1,904,460
British Telecommunications PLC, 4.25%, 11/23/2081(b)(c)(h)		4,400,000	4,246,379
NatWest Group PLC, 6.00%(c)(d)		2,000,000	2,001,007
Vodafone Group PLC, 3.25%, 06/04/2081(c)(h)		4,400,000	4,231,378
			12,383,224
United States–0.28%
BP Capital Markets PLC, 4.88%(c)(d)(h)		1,500,000	1,463,765
U.S. International Development Finance Corp., Series 4, 3.13%, 04/15/2028		1,600,000	1,538,896
			3,002,661
Uzbekistan–0.39%
National Bank of Uzbekistan, 8.50%, 07/05/2029(b)		2,065,000	2,121,742
Navoi Mining & Metallurgical Combinat, 6.70%, 10/17/2028(b)		2,000,000	2,011,215
			4,132,957
Total U.S. Dollar Denominated Bonds & Notes (Cost $180,560,258)			169,659,149

Asset-Backed Securities–8.13%
Alba PLC,
Series 2007-1, Class F, 8.35% (SONIA + 3.37%), 03/17/2039(a)(b)(k)	GBP	2,998,050	3,713,868
Series 2006-2, Class F, 8.35% (SONIA + 3.37%), 12/15/2038(a)(b)(k)	GBP	972,468	1,163,849
Auburn 15 PLC,
Series E, 6.96% (SONIA + 2.00%), 07/20/2045(a)(b)(k)	GBP	870,000	1,088,215
Series F, 7.46% (SONIA + 2.50%), 07/20/2045(a)(b)(k)	GBP	1,035,000	1,296,364
	Principal Amount		Value
Eurohome UK Mortgages PLC,
Series 2007-1, Class M2, 5.60% (SONIA + 0.62%), 06/15/2044(a)(b)(k)	GBP	4,000,000	$4,913,839
Series 2007-2, Class B2, 9.10% (SONIA + 4.12%), 09/15/2044(a)(b)(k)	GBP	3,750,000	4,631,177
Eurosail PLC, Series 2007-4X, Class D1A, 6.85% (SONIA + 1.87%), 06/13/2045(a)(b)(k)	GBP	4,094,013	4,845,657
Eurosail-UK NC PLC, Series 2007-1X, Class D1C, 5.99% (SONIA + 1.01%), 03/13/2045(a)(b)(k)	GBP	2,500,000	2,787,651
Ludgate Funding PLC, Series 2007-1, Class RES, 0.00%, 01/01/2061(a)(b)(e)(l)	GBP	207,500,000	3,305,181
Mansard Mortgages PLC,
Series 2006-1X, Class B2, 8.60% (SONIA + 3.62%), 10/15/2048(a)(b)(k)	GBP	3,129,741	3,979,245
Series 2007-1X, Class B2, 8.10% (SONIA + 3.12%), 04/15/2049(a)(b)(k)	GBP	1,891,506	2,311,822
Mortgage Funding PLC, Series 2008-1, Class B2, 8.30% (SONIA + 3.32%), 03/13/2046(a)(b)(k)	GBP	6,580,280	8,161,543
Newgate Funding PLC,
Series 2006-2, Class CB, 3.76% (3 mo. EURIBOR + 0.43%), 12/01/2050(a)(b)(k)	EUR	1,412,749	1,410,250
Series 2007-2X, Class CB, 3.92% (3 mo. EURIBOR + 0.44%), 12/15/2050(a)(b)(k)	EUR	1,772,031	1,599,936
Series 2007-1X, Class CB, 3.89% (3 mo. EURIBOR + 0.38%), 12/01/2050(a)(b)(k)	EUR	1,037,130	975,244
RMAC Securities No. 1 PLC, Series 2006-NS4X, Class B1C, 4.31% (3 mo. EURIBOR + 0.85%), 06/12/2044(a)(b)(k)	EUR	6,297,540	6,403,211
Towd Point Mortgage Funding 2024 - Granite 6 PLC, Series 2024- GR6X, Class F, 9.48% (SONIA + 4.50%), 07/20/2053(a)(b)(k)	GBP	1,000,000	1,292,886
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5
Invesco International Bond Fund

	Principal Amount		Value
Sestante Finance S.r.l., Series 2005, Class C1, 3.98% (3 mo. EURIBOR + 0.80%), 07/15/2045(a)(b)(k)	EUR	9,700,000	$6,940,615
IM Pastor 4, FTA, Series B, 3.65% (3 mo. EURIBOR + 0.19%), 03/22/2044(a)(b)(k)	EUR	3,800,000	2,942,826
Hera Financing DAC,
Series 2024-1A, Class B, 0.00% (SONIA + 2.95%), 11/17/2034(a)(b)(e)(k)	GBP	2,333,000	3,023,962
Series 2024-1A, Class C, 0.00% (SONIA + 3.75%), 11/17/2034(a)(b)(e)(k)	GBP	1,333,000	1,729,888
Series 2024-1A, Class A, 0.00% (SONIA + 1.90%), 11/17/2034(a)(b)(e)(k)	GBP	1,667,000	2,158,134
Lusitano Mortgages No. 5 PLC, Series D, 4.14% (3 mo. EURIBOR + 0.96%), 07/15/2059(a)(b)(k)	EUR	2,418,945	2,254,960
Fideicomiso Dorrego Y Libertador,
2.00%, 12/31/2043(j)		$10,843,617	10,301,436
0.00%, 12/31/2043(a)(e)(j)	ARS	117,222,368	112,458
Fideicomiso Financiero Invernea Proteina 2, Serie II, 0.00%, 08/25/2032(a)(e)(j)(l)	ARS	445,000,000	2,592,931
Total Asset-Backed Securities (Cost $91,845,764)			85,937,148
U.S. Treasury Securities–7.46%
U.S. Treasury Bills–7.46%
4.40 - 4.83%, 01/30/2025 (Cost $78,752,515)(f)(m)(n)		$78,752,515	78,779,916
	Shares
Common Stocks & Other Equity Interests–4.47%
Argentina–4.47%
Banco BBVA Argentina S.A.		500,000	2,671,042
Shares		Value
Argentina–(continued)
Banco Macro S.A., Class B	950,000	$8,720,524
Grupo Financiero Galicia S.A., Class B	2,260,000	13,921,735
Pampa Energia S.A.(o)	1,450,000	4,524,615
YPF S.A., ADR(o)	70,000	1,715,700
YPF S.A., Class D(o)	547,500	15,688,272
Total Common Stocks & Other Equity Interests (Cost $27,596,390)		47,241,888
Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(p)(q) (Cost $5)	5	5
Options Purchased–3.72%
(Cost $43,060,814)(r)		39,259,579
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-95.59% (Cost $1,044,675,016)		1,010,175,987
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.42%
Invesco Private Government Fund, 4.84%(p)(q)(s)	4,165,492	4,165,492
Invesco Private Prime Fund, 4.99%(p)(q)(s)	10,863,004	10,866,263
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $15,032,256)		15,031,755
TOTAL INVESTMENTS IN SECURITIES—97.01% (Cost $1,059,707,272)		1,025,207,742
OTHER ASSETS LESS LIABILITIES–2.99%		31,575,603
NET ASSETS–100.00%		$1,056,783,345
Investment Abbreviations:
ADR	– American Depositary Receipt
ARS	– Argentina Peso
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
COP	– Colombia Peso
DAC	– Designated Activity Co.
EGP	– Egypt Pound
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
INR	– Indian Rupee
MXN	– Mexican Peso
PEN	– Peruvian Sol
SONIA	– Sterling Overnight Index Average
UYU	– Uruguay Peso
ZAR	– South African Rand
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6
Invesco International Bond Fund

Notes to Consolidated Schedule of Investments:
(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2024 was $389,207,994, which represented 36.83% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Zero coupon bond issued at a discount.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	All or a portion of this security was out on loan at October 31, 2024.
(i)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at October 31, 2024 represented less than 1% of the Fund’s Net Assets.

(j)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2024.
(l)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2024.

(m)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 2M.
(n)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1P.
(o)	Non-income producing security.
(p)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$20,424,446	$256,548,971	$(276,973,412)	$-	$-	$5	$367,488
Invesco Liquid Assets Portfolio, Institutional Class	14,229,288	131,275,383	(145,507,488)	(1,097)	3,914	-	193,619
Invesco Treasury Portfolio, Institutional Class	23,342,225	355,028,253	(378,370,478)	-	-	-	486,183
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,739,416	33,656,478	(32,230,402)	-	-	4,165,492	73,022*
Invesco Private Prime Fund	7,045,803	77,352,925	(73,532,920)	(593)	1,048	10,866,263	198,640*
Total	$67,781,178	$853,862,010	$(906,614,700)	$(1,690)	$4,962	$15,031,760	$1,318,952

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of
Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(q)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(r)	The table below details options purchased.
(s)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus JPY	Call	Goldman Sachs International	06/26/2025	JPY	120.00	AUD	6,000,000	$51,675
AUD versus JPY	Call	Goldman Sachs International	07/03/2025	JPY	120.00	AUD	4,000,000	28,090
AUD versus USD	Call	Goldman Sachs International	12/09/2024	USD	0.68	AUD	40,000,000	63,415
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	12/16/2024	USD	1.17	EUR	5,000,000	33,269
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	01/17/2025	USD	1.15	EUR	5,710,000	701,097
EUR versus USD	Call	Merrill Lynch International	01/20/2025	USD	1.15	EUR	8,927,500	470,075
USD versus CNH	Call	Goldman Sachs International	04/16/2025	CNH	7.65	USD	8,750,000	404,005
USD versus CNH	Call	J.P. Morgan Chase Bank, N.A.	04/16/2025	CNH	7.25	USD	75,000,000	573,075
Subtotal — Foreign Currency Call Options Purchased								2,324,701
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7
Invesco International Bond Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
CHF versus JPY	Put	Deutsche Bank AG	02/26/2025	JPY	171.00	CHF	4,000,000	$748,895
CHF versus JPY	Put	J.P. Morgan Chase Bank, N.A.	01/24/2025	JPY	173.00	CHF	60,000,000	173,979
EUR versus NOK	Put	Morgan Stanley and Co. International PLC	02/06/2025	NOK	11.50	EUR	3,750,000	269,067
GBP versus USD	Put	Goldman Sachs International	11/20/2024	USD	1.28	GBP	5,000,000	1,090,798
USD versus BRL	Put	Goldman Sachs International	07/24/2025	BRL	5.35	USD	50,000,000	464,050
USD versus BRL	Put	Goldman Sachs International	10/27/2025	BRL	5.15	USD	15,000,000	1,298,250
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	07/03/2025	BRL	5.25	USD	50,000,000	317,200
USD versus BRL	Put	Merrill Lynch International	12/16/2024	BRL	5.30	USD	3,500,000	169,271
USD versus CAD	Put	Merrill Lynch International	12/06/2024	CAD	1.35	USD	3,000,000	111,060
USD versus IDR	Put	Goldman Sachs International	03/24/2025	IDR	15,000.00	USD	50,000,000	223,400
USD versus INR	Put	J.P. Morgan Chase Bank, N.A.	03/26/2025	INR	83.50	USD	80,000,000	168,240
USD versus MXN	Put	Goldman Sachs International	03/13/2025	MXN	18.25	USD	4,500,000	497,597
USD versus MXN	Put	Goldman Sachs International	03/31/2025	MXN	16.75	USD	67,500,000	37,395
USD versus MXN	Put	Goldman Sachs International	09/12/2025	MXN	18.50	USD	4,500,000	331,020
USD versus MXN	Put	Goldman Sachs International	10/28/2025	MXN	18.00	USD	9,000,000	913,923
USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	09/15/2025	MXN	18.50	USD	5,000,000	434,200
USD versus MXN	Put	Merrill Lynch International	01/02/2025	MXN	18.50	USD	5,000,000	106,275
USD versus MXN	Put	Merrill Lynch International	03/11/2025	MXN	18.00	USD	6,667,000	557,295
USD versus ZAR	Put	Goldman Sachs International	03/17/2025	ZAR	16.50	USD	50,000,000	374,150
USD versus ZAR	Put	Goldman Sachs International	03/19/2025	ZAR	16.25	USD	37,500,000	197,212
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	12/12/2024	ZAR	17.75	USD	3,500,000	572,047
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	01/17/2025	ZAR	17.50	USD	2,000,000	232,096
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	02/07/2025	ZAR	17.25	USD	4,000,000	411,240
USD versus ZAR	Put	Standard Chartered Bank PLC	12/20/2024	ZAR	17.00	USD	60,000,000	379,140
Subtotal — Foreign Currency Put Options Purchased								10,077,800
Total Foreign Currency Options Purchased								$12,402,501

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $39,695,000.

Open Over-The-Counter Interest Rate Swaptions Purchased(a)
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value		Value
Interest Rate Risk
10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	3.71%	Pay	SOFR	Annually	07/06/2026	USD	176,295,000	$7,657,359
15 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.76	Pay	6 Month EURIBOR	Semi-Annually	03/15/2039	EUR	100,000,000	13,812,720
30 Year Interest Rate Swap	Put	BNP Paribas S.A.	3.25	Pay	SOFR	Annually	09/24/2025	USD	37,500,000	3,641,851
30 Year Interest Rate Swap	Put	Deutsche Bank AG	3.64	Pay	SOFR	Annually	01/11/2027	USD	20,000,000	1,745,148
Total Interest Rate Swaptions Purchased										$26,857,078

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $39,695,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8
Invesco International Bond Fund

Open Over-The-Counter Credit Default Swaptions Written(a)
Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value		Value
Credit Risk
BNP Paribas S.A.	Put	104.00%	Markit CDX North America High Yield Index, Series 42, Version 1	(5.00)%	Quarterly	02/19/2025	3.340%	USD	50,000,000	$(358,407)
J.P. Morgan Chase Bank, N.A.	Put	104.00	Markit CDX North America High Yield Index, Series 42, Version 1	(5.00)	Quarterly	02/19/2025	3.340	USD	50,000,000	(358,407)
J.P. Morgan Chase Bank, N.A.	Put	105.00	Markit CDX North America High Yield Index, Series 43, Version 1	(5.00)	Quarterly	02/19/2025	3.340	USD	116,700,000	(1,102,823)
Total Credit Default Swaptions Written										(1,819,637)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $39,695,000.
(b)
Implied credit spreads represent the current level, as of October 31, 2024, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
CHF versus JPY	Call	J.P. Morgan Chase Bank, N.A.	01/24/2025	JPY	185.00	CHF	60,000,000	$(210,040)
USD versus BRL	Call	Goldman Sachs International	08/01/2025	BRL	6.05	USD	60,000,000	(2,930,940)
USD versus BRL	Call	Merrill Lynch International	12/16/2024	BRL	5.90	USD	17,500,000	(301,525)
USD versus CNH	Call	J.P. Morgan Chase Bank, N.A.	04/16/2025	CNH	7.50	USD	75,000,000	(205,575)
USD versus COP	Call	Goldman Sachs International	06/13/2025	COP	4,350.00	USD	20,000,000	(1,308,760)
USD versus COP	Call	Morgan Stanley and Co. International PLC	01/30/2025	COP	4,400.00	USD	62,500,000	(2,291,500)
USD versus IDR	Call	Goldman Sachs International	03/24/2025	IDR	15,880.00	USD	50,000,000	(919,050)
USD versus MXN	Call	Merrill Lynch International	04/30/2025	MXN	19.00	USD	3,960,000	(2,999,114)
USD versus TRY	Call	Goldman Sachs International	07/18/2025	TRY	44.50	USD	20,000,000	(1,374,700)
USD versus TRY	Call	Goldman Sachs International	07/22/2025	TRY	44.40	USD	40,000,000	(2,834,720)
USD versus TRY	Call	Goldman Sachs International	09/19/2025	TRY	50.00	USD	20,000,000	(1,255,520)
USD versus ZAR	Call	Goldman Sachs International	09/17/2025	ZAR	20.00	USD	18,750,000	(450,806)
USD versus ZAR	Call	Goldman Sachs International	09/19/2025	ZAR	20.00	USD	18,750,000	(454,743)
USD versus ZAR	Call	Standard Chartered Bank PLC	12/20/2024	ZAR	18.00	USD	40,000,000	(629,800)
Subtotal — Foreign Currency Call Options Written								(18,166,793)
Currency Risk
AUD versus USD	Put	Goldman Sachs International	12/09/2024	USD	0.66	AUD	40,000,000	(321,890)
USD versus CNH	Put	Goldman Sachs International	04/28/2025	CNH	6.89	USD	1,500,000	(807,417)
USD versus CNH	Put	Goldman Sachs International	10/16/2025	CNH	6.75	USD	1,250,000	(604,029)
USD versus CNH	Put	J.P. Morgan Chase Bank, N.A.	04/16/2025	CNH	6.75	USD	75,000,000	(302,700)
USD versus COP	Put	Morgan Stanley and Co. International PLC	12/19/2024	COP	4,100.00	USD	62,500,000	(70,000)
USD versus IDR	Put	Goldman Sachs International	03/24/2025	IDR	14,400.00	USD	50,000,000	(69,100)
USD versus INR	Put	J.P. Morgan Chase Bank, N.A.	03/26/2025	INR	82.50	USD	80,000,000	(72,000)
USD versus JPY	Put	Deutsche Bank AG	01/23/2025	JPY	148.00	USD	75,000,000	(1,196,625)
USD versus JPY	Put	Goldman Sachs International	12/09/2024	JPY	145.00	USD	90,000,000	(374,400)
USD versus JPY	Put	Merrill Lynch International	01/29/2025	JPY	148.00	USD	75,000,000	(1,248,825)
USD versus MXN	Put	Goldman Sachs International	11/26/2024	MXN	19.00	USD	50,000,000	(354,150)
USD versus MXN	Put	Goldman Sachs International	03/31/2025	MXN	16.00	USD	67,500,000	(10,395)
Subtotal — Foreign Currency Put Options Written								(5,431,531)
Total Foreign Currency Options Written								$(23,598,324)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $39,695,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9
Invesco International Bond Fund

Open Over-The-Counter Interest Rate Swaptions Written(a)
Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value
Interest Rate Risk
30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.42%	SOFR	Receive	Annually	07/11/2029	USD	40,000,000	$(2,287,913)
10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.10	6 Month EURIBOR	Receive	Semi-Annually	03/17/2025	EUR	80,000,000	(623,399)
30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.25	6 Month EURIBOR	Receive	Semi-Annually	01/07/2025	EUR	20,000,000	(832,190)
5 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.25	SOFR	Receive	Annually	01/16/2025	USD	120,000,000	(388,106)
10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.28	6 Month EURIBOR	Receive	Semi-Annually	12/23/2024	EUR	40,000,000	(277,759)
10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.40	6 Month EURIBOR	Receive	Semi-Annually	01/07/2025	EUR	30,000,000	(393,067)
30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.30	6 Month EURIBOR	Receive	Semi-Annually	12/18/2024	EUR	40,000,000	(1,793,842)
30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.30	6 Month EURIBOR	Receive	Semi-Annually	12/20/2024	EUR	36,400,000	(1,650,600)
Subtotal—Interest Rate Call Swaptions Written										(8,246,876)
Interest Rate Risk
2 Year Interest Rate Swap	Put	Barclays Bank PLC	3.75	SONIA	Pay	Annually	01/07/2025	GBP	160,000,000	(1,952,748)
10 Year Interest Rate Swap	Put	BNP Paribas S.A.	4.00	SOFR	Pay	Annually	01/23/2025	USD	75,000,000	(782,881)
5 Year Interest Rate Swap	Put	BNP Paribas S.A.	3.18	SOFR	Pay	Annually	09/24/2025	USD	153,500,000	(4,916,906)
2 Year Interest Rate Swap	Put	Deutsche Bank AG	3.99	SOFR	Pay	Annually	01/11/2027	USD	180,000,000	(1,695,105)
2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.26	6 Month EURIBOR	Pay	Semi-Annually	03/15/2039	EUR	200,000,000	(5,019,872)
30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.45	6 Month EURIBOR	Pay	Semi-Annually	01/07/2025	EUR	20,000,000	(169,906)
10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.60	6 Month EURIBOR	Pay	Semi-Annually	03/17/2025	EUR	80,000,000	(864,970)
30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	3.92	SOFR	Pay	Annually	07/11/2029	USD	40,000,000	(4,286,010)
2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	3.66	SOFR	Pay	Annually	07/06/2026	USD	795,480,000	(8,703,363)
30 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.30	6 Month EURIBOR	Pay	Semi-Annually	12/20/2024	EUR	24,000,000	(333,534)
10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.00	SOFR	Pay	Annually	01/29/2025	USD	150,000,000	(1,589,838)
10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.65	6 Month EURIBOR	Pay	Semi-Annually	01/07/2025	EUR	30,000,000	(154,037)
10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.63	6 Month EURIBOR	Pay	Semi-Annually	12/23/2024	EUR	40,000,000	(186,803)
5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.65	SOFR	Pay	Annually	01/16/2025	USD	120,000,000	(1,537,808)
2 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.80	SONIA	Pay	Annually	01/13/2025	GBP	280,000,000	(3,151,392)
Subtotal—Interest Rate Put Swaptions Written										(35,345,173)
Total Interest Rate Swaptions Written										$(43,592,049)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $39,695,000.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Australia 3 Year Bonds	669	December-2024	$46,480,277	$(756,695)	$(756,695)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10
Invesco International Bond Fund

Open Futures Contracts—(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	26	December-2024	$(2,788,094)	$64,943	$64,943
U.S. Treasury 10 Year Ultra Notes	27	December-2024	(3,071,250)	122,718	122,718
Subtotal—Short Futures Contracts				187,661	187,661
Total Futures Contracts				$(569,034)	$(569,034)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
12/18/2024	BNP Paribas S.A.	NZD	1,860,000	USD	1,143,356	$31,191
12/18/2024	BNP Paribas S.A.	ZAR	295,920,000	USD	16,809,129	87,110
12/18/2024	Citibank, N.A.	GBP	10,110,000	USD	13,527,948	492,696
12/18/2024	Deutsche Bank AG	HUF	9,027,943,772	USD	25,036,069	1,033,072
12/18/2024	Deutsche Bank AG	IDR	896,665,750,000	USD	57,810,241	815,152
12/18/2024	Deutsche Bank AG	PLN	86,635,378	USD	22,195,419	582,919
12/18/2024	Deutsche Bank AG	THB	416,259,603	USD	12,433,082	60,974
12/18/2024	Deutsche Bank AG	USD	11,042,832	EUR	10,150,000	18,468
12/18/2024	Deutsche Bank AG	USD	20,533,538	MXN	418,303,450	214,734
02/28/2025	Deutsche Bank AG	JPY	1,148,501,700	CHF	6,570,000	36,362
11/04/2024	Goldman Sachs International	BRL	448,714,445	USD	80,151,980	2,531,809
12/06/2024	Goldman Sachs International	BRL	222,142,500	USD	40,500,000	2,220,219
12/18/2024	Goldman Sachs International	CLP	3,805,267,382	USD	3,995,619	38,888
12/18/2024	Goldman Sachs International	USD	33,250,000	ZAR	589,055,075	36,665
01/07/2025	Goldman Sachs International	CLP	5,430,000,000	USD	6,066,497	420,384
03/19/2025	Goldman Sachs International	INR	19,429,825,000	USD	230,000,000	519,867
03/26/2025	Goldman Sachs International	IDR	335,390,000,000	USD	22,000,000	792,631
03/19/2027	Goldman Sachs International	INR	11,111,250,000	USD	125,000,000	1,120,062
12/18/2024	HSBC Bank USA	EUR	5,798,000	USD	6,478,443	159,880
12/13/2024	J.P. Morgan Chase Bank, N.A.	INR	1,094,040,000	EUR	12,000,000	81,989
12/18/2024	J.P. Morgan Chase Bank, N.A.	AUD	33,212,762	USD	22,682,500	815,790
12/18/2024	J.P. Morgan Chase Bank, N.A.	CAD	77,037,778	USD	56,813,191	1,396,527
12/18/2024	J.P. Morgan Chase Bank, N.A.	COP	4,334,800,000	USD	1,027,687	53,840
12/18/2024	J.P. Morgan Chase Bank, N.A.	EUR	123,126,000	USD	136,719,221	2,538,576
12/18/2024	J.P. Morgan Chase Bank, N.A.	GBP	103,426,493	USD	135,089,695	1,737,533
12/18/2024	J.P. Morgan Chase Bank, N.A.	JPY	3,161,397,120	USD	22,400,000	1,473,676
12/18/2024	J.P. Morgan Chase Bank, N.A.	KRW	30,957,134,795	USD	23,193,260	638,728
01/28/2025	J.P. Morgan Chase Bank, N.A.	JPY	2,413,854,600	CHF	13,800,000	69,724
12/18/2024	Merrill Lynch International	CNY	44,785,000	USD	6,344,178	15,105
12/18/2024	Merrill Lynch International	COP	389,129,865,000	USD	89,704,665	2,283,572
12/18/2024	Merrill Lynch International	EUR	60,502,129	USD	67,210,000	1,275,797
12/18/2024	Merrill Lynch International	USD	45,897,428	ZAR	828,116,280	898,245
01/07/2025	Merrill Lynch International	CLP	22,170,500,000	EUR	22,000,000	944,478
11/04/2024	Morgan Stanley and Co. International PLC	BRL	448,714,445	USD	77,983,193	363,022
11/12/2024	Morgan Stanley and Co. International PLC	COP	100,499,000,000	USD	24,500,000	1,810,692
12/03/2024	Morgan Stanley and Co. International PLC	BRL	321,397,645	USD	56,261,185	860,455
12/18/2024	Morgan Stanley and Co. International PLC	CHF	56,112,510	USD	66,964,966	1,666,889
12/18/2024	Morgan Stanley and Co. International PLC	COP	28,436,800,000	USD	6,645,603	257,051
12/18/2024	Morgan Stanley and Co. International PLC	JPY	581,798,649	USD	4,130,843	279,727
12/18/2024	Morgan Stanley and Co. International PLC	USD	12,452,368	INR	1,049,473,125	7,868
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11
Invesco International Bond Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/18/2024	Morgan Stanley and Co. International PLC	USD	966,643	MXN	19,515,000	$1,321
04/02/2025	Morgan Stanley and Co. International PLC	MXN	517,924,631	USD	26,325,000	1,061,127
12/18/2024	Royal Bank of Canada	EUR	5,060,000	USD	5,668,961	154,658
12/18/2024	Royal Bank of Canada	USD	5,981,959	EUR	5,540,000	55,440
12/18/2024	Royal Bank of Canada	USD	8,822,003	MXN	179,444,000	78,600
12/18/2024	Standard Chartered Bank PLC	USD	18,490,431	INR	1,558,000,000	7,468
12/18/2024	Standard Chartered Bank PLC	USD	18,410,793	TRY	699,677,500	1,114,515
04/03/2025	Standard Chartered Bank PLC	INR	2,325,400,000	USD	27,500,000	61,852
04/03/2025	Standard Chartered Bank PLC	USD	27,500,000	CNY	195,855,000	375,180
12/18/2024	UBS AG	AUD	83,570,000	USD	55,598,035	576,987
12/18/2024	UBS AG	EUR	5,450,000	USD	5,996,035	56,717
Subtotal—Appreciation						34,226,232
Currency Risk
12/18/2024	Barclays Bank PLC	USD	10,449,990	MXN	209,940,000	(36,755)
12/18/2024	BNP Paribas S.A.	USD	2,508,492	NZD	4,080,788	(68,433)
12/18/2024	Deutsche Bank AG	AUD	16,785,000	USD	11,046,267	(4,687)
12/18/2024	Deutsche Bank AG	MXN	1,627,800,197	USD	80,106,206	(634,321)
12/18/2024	Deutsche Bank AG	USD	53,449,587	HUF	19,273,787,354	(2,205,509)
12/18/2024	Deutsche Bank AG	USD	34,962,628	IDR	542,287,839,200	(492,990)
12/18/2024	Deutsche Bank AG	USD	22,521,969	PLN	87,910,000	(591,494)
12/18/2024	Deutsche Bank AG	USD	12,580,293	THB	421,188,216	(61,696)
04/03/2025	Deutsche Bank AG	CNY	195,786,250	USD	27,500,000	(365,396)
04/03/2025	Deutsche Bank AG	USD	27,500,000	INR	2,325,940,650	(55,473)
11/04/2024	Goldman Sachs International	USD	78,682,458	BRL	448,714,445	(1,062,287)
11/08/2024	Goldman Sachs International	USD	24,500,000	JPY	3,542,700,000	(1,174,526)
11/12/2024	Goldman Sachs International	USD	17,186,526	COP	69,200,000,000	(1,563,484)
12/06/2024	Goldman Sachs International	USD	35,510,000	BRL	201,632,250	(764,562)
12/18/2024	Goldman Sachs International	USD	33,070,319	CLP	31,494,849,197	(321,859)
12/18/2024	Goldman Sachs International	USD	13,950,000	MXN	278,051,400	(158,371)
12/18/2024	Goldman Sachs International	ZAR	589,422,750	USD	33,250,000	(57,442)
02/21/2025	Goldman Sachs International	CNY	272,505,600	USD	38,400,000	(287,770)
03/19/2025	Goldman Sachs International	USD	115,000,000	INR	9,719,225,000	(209,000)
04/02/2025	Goldman Sachs International	USD	26,325,000	MXN	519,392,250	(989,538)
03/19/2027	Goldman Sachs International	USD	250,000,000	INR	22,223,750,000	(2,226,188)
12/18/2024	HSBC Bank USA	USD	3,073,852	EUR	2,751,000	(75,859)
12/18/2024	J.P. Morgan Chase Bank, N.A.	EUR	34,290,000	USD	37,341,467	(27,198)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	233,449,292	EUR	210,976,440	(3,530,714)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	14,609,852	GBP	11,185,500	(187,913)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	18,000,000	INR	1,511,640,000	(52,526)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	45,678,307	KRW	60,968,983,780	(1,257,952)
12/18/2024	J.P. Morgan Chase Bank, N.A.	USD	1,844,627	ZAR	32,300,000	(19,400)
12/06/2024	Merrill Lynch International	USD	9,990,000	BRL	56,506,437	(252,764)
12/18/2024	Merrill Lynch International	EUR	27,140,000	USD	29,530,763	(45,953)
12/18/2024	Merrill Lynch International	USD	33,946,346	CNY	239,635,000	(80,824)
12/18/2024	Merrill Lynch International	USD	9,412,059	COP	40,828,570,250	(239,599)
12/18/2024	Merrill Lynch International	USD	9,986,299	GBP	7,725,000	(26,129)
12/18/2024	Merrill Lynch International	ZAR	1,584,043,530	USD	87,793,859	(1,718,188)
11/04/2024	Morgan Stanley and Co. International PLC	USD	78,475,145	BRL	448,714,445	(854,975)
12/03/2024	Morgan Stanley and Co. International PLC	USD	22,287,015	BRL	127,316,800	(340,856)
12/18/2024	Morgan Stanley and Co. International PLC	EUR	29,293,579	USD	31,770,000	(153,650)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12
Invesco International Bond Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/18/2024	Morgan Stanley and Co. International PLC	INR	4,640,681,000	USD	55,063,313	$(34,792)
12/18/2024	Morgan Stanley and Co. International PLC	PEN	171,037,000	USD	45,241,899	(62,502)
12/18/2024	Morgan Stanley and Co. International PLC	USD	31,770,000	CHF	27,293,734	(8,306)
12/18/2024	Morgan Stanley and Co. International PLC	USD	2,423,371	EUR	2,220,000	(4,052)
12/18/2024	Morgan Stanley and Co. International PLC	USD	240,726,955	JPY	34,088,915,600	(15,081,246)
12/18/2024	Morgan Stanley and Co. International PLC	USD	1,815,073	MXN	36,130,000	(22,989)
12/18/2024	Standard Chartered Bank PLC	USD	23,021,654	CZK	522,747,172	(539,511)
12/18/2024	Standard Chartered Bank PLC	USD	22,555,885	IDR	354,352,950,000	(32,020)
12/18/2024	Standard Chartered Bank PLC	USD	3,542,257	MXN	69,616,800	(89,194)
12/18/2024	Standard Chartered Bank PLC	USD	5,277,388	PEN	19,910,000	(3,613)
12/18/2024	UBS AG	USD	41,080,790	AUD	61,748,975	(426,329)
12/18/2024	UBS AG	USD	6,358,750	NOK	68,915,000	(92,465)
Subtotal—Depreciation						(38,593,300)
Total Forward Foreign Currency Contracts						$(4,367,068)

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit iTraxx Europe Crossover Index, Series 42, Version 1	Buy	(5.00)%	Quarterly	12/20/2029	3.140%	EUR	141,700,000	$(13,148,474)	$(12,373,119)	$775,355
UBS AG	Sell	1.00	Quarterly	12/20/2028	0.479	EUR	7,500,000	96,281	168,033	71,752
Subtotal - Appreciation								(13,052,193)	(12,205,086)	847,107
Credit Risk
Brazil Government International Bonds	Buy	(1.00)	Quarterly	12/20/2027	0.951	USD	5,000,000	173,992	(4,960)	(178,952)
Markit CDX Emerging Markets Index, Series 42, Version 1	Buy	(1.00)	Quarterly	12/20/2029	1.679	USD	15,000,000	453,971	453,165	(806)
Columbia Government International Bonds	Buy	(1.00)	Quarterly	12/20/2029	2.151	USD	5,000,000	261,593	257,577	(4,016)
Intesa Sanpaolo S.p.A.	Buy	(1.00)	Quarterly	12/20/2028	0.461	EUR	7,500,000	(67,661)	(173,605)	(105,944)
South Africa Government International Bonds	Buy	(1.00)	Quarterly	06/20/2029	1.740	USD	5,000,000	231,820	149,285	(82,535)
Subtotal - Depreciation								1,053,715	681,462	(372,253)
Total Centrally Cleared Credit Default Swap Agreements								$(11,998,478)	$(11,523,624)	$474,854

(a)	Centrally cleared swap agreements collateralized by $9,693,836 cash held with Counterparties.
(b)
Implied credit spreads represent the current level, as of October 31, 2024, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
13
Invesco International Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	SOFR	Annually	(3.63)%	Annually	08/29/2054	USD	36,500,000	$35,741	$76,054	$40,313
Receive	SOFR	Annually	(3.75)	Annually	10/29/2034	USD	24,065,000	—	59,556	59,556
Receive	SOFR	Annually	(3.76)	Annually	10/29/2034	USD	32,240,000	—	59,747	59,747
Pay	3 Month CZK PRIBOR	Quarterly	5.36	Annually	01/05/2025	CZK	1,165,000,000	—	95,182	95,182
Receive	FBIL Overnight MIBOR	At Maturity	(6.47)	At Maturity	10/16/2025	INR	17,920,000,000	—	201,662	201,662
Receive	TONAR	Annually	(0.53)	Annually	03/12/2029	JPY	9,000,006,432	—	244,886	244,886
Pay	6 Month EURIBOR	Semi-Annually	2.41	Annually	09/06/2029	EUR	243,000,000	—	254,300	254,300
Receive	SOFR	Annually	(3.71)	Annually	07/21/2036	USD	78,000,000	—	264,017	264,017
Receive	SOFR	Annually	(3.48)	Annually	08/21/2034	USD	11,880,000	—	293,774	293,774
Pay	6 Month BBSW	Semi-Annually	4.70	Semi-Annually	05/02/2034	AUD	38,000,000	—	300,674	300,674
Pay	COOVIBR	Quarterly	9.44	Quarterly	10/24/2026	COP	50,000,000,000	—	315,945	315,945
Pay	SOFR	Annually	4.05	Annually	03/19/2027	USD	115,000,000	—	594,296	594,296
Receive	SOFR	Annually	(3.61)	Annually	07/21/2036	USD	64,000,000	—	703,241	703,241
Pay	6 Month EURIBOR	Semi-Annually	2.38	Annually	12/20/2054	EUR	19,200,000	—	936,696	936,696
Receive	SOFR	Annually	(3.37)	Annually	09/27/2034	USD	31,000,000	27,073	1,047,870	1,020,797
Receive	SOFR	Annually	(3.27)	Annually	10/04/2029	USD	43,520,000	—	1,021,926	1,021,926
Receive	SOFR	Annually	(3.37)	Annually	09/30/2034	USD	31,600,000	—	1,053,642	1,053,642
Pay	6 Month EURIBOR	Semi-Annually	2.71	Annually	07/24/2034	EUR	45,400,000	—	1,192,292	1,192,292
Receive	COOVIBR	Quarterly	(4.20)	Quarterly	02/08/2031	COP	43,000,000,000	—	2,061,385	2,061,385
Pay	6 Month EURIBOR	Semi-Annually	3.01	Annually	06/04/2029	EUR	75,000,000	(11,484)	2,256,170	2,267,654
Receive	BZDIOVRA	At Maturity	(11.23)	At Maturity	01/02/2029	BRL	235,198,849	—	2,544,560	2,544,560
Pay	6 Month EURIBOR	Semi-Annually	3.01	Annually	07/04/2029	EUR	96,000,000	—	2,869,997	2,869,997
Subtotal — Appreciation								51,330	18,447,872	18,396,542
Interest Rate Risk
Pay	BZDIOVRA	At Maturity	9.93	At Maturity	01/04/2027	BRL	397,901,409	—	(4,508,222)	(4,508,222)
Pay	28 Day MXN TIIE	28 days	9.17	28 days	12/16/2026	MXN	4,240,800,000	—	(2,083,215)	(2,083,215)
Pay	28 Day MXN TIIE	28 days	8.90	28 days	03/13/2030	MXN	2,062,000,000	—	(2,050,413)	(2,050,413)
Pay	SOFR	Annually	3.39	Annually	07/21/2028	USD	280,000,000	—	(1,443,291)	(1,443,291)
Pay	SOFR	Annually	3.64	Annually	03/27/2027	USD	529,200,000	—	(1,341,056)	(1,341,056)
Receive	3 Month JIBAR	Quarterly	(10.00)	Quarterly	10/26/2033	ZAR	290,000,000	—	(1,288,091)	(1,288,091)
Pay	SOFR	Annually	3.48	Annually	07/21/2028	USD	339,000,000	—	(1,197,297)	(1,197,297)
Pay	BZDIOVRA	At Maturity	9.77	At Maturity	01/04/2027	BRL	90,677,160	—	(1,123,725)	(1,123,725)
Pay	6 Month BBSW	Semi-Annually	3.75	Semi-Annually	10/04/2029	AUD	64,000,000	—	(1,005,536)	(1,005,536)
Receive	6 Month EURIBOR	Semi-Annually	(2.38)	Annually	12/20/2054	EUR	19,200,000	—	(947,886)	(947,886)
Pay	BZDIOVRA	At Maturity	11.57	At Maturity	01/04/2027	BRL	226,710,839	—	(924,192)	(924,192)
Receive	COOVIBR	Quarterly	(9.91)	Quarterly	01/17/2028	COP	60,845,000,000	—	(753,114)	(753,114)
Pay	SONIA	Annually	3.59	Annually	08/01/2034	GBP	15,200,000	833	(658,651)	(659,484)
Pay	SOFR	Annually	3.76	Annually	12/27/2026	USD	335,420,000	—	(649,299)	(649,299)
Receive	3 Month JIBAR	Quarterly	(9.87)	Quarterly	06/15/2033	ZAR	141,000,000	—	(573,887)	(573,887)
Pay	6 Month BBSW	Semi-Annually	4.07	Semi-Annually	08/19/2034	AUD	18,200,000	—	(462,352)	(462,352)
Receive	SOFR	Annually	(3.80)	Annually	01/31/2035	USD	100,000,000	—	(411,421)	(411,421)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
14
Invesco International Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)—(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	FBIL Overnight MIBOR	Semi-Annually	(6.37)%	Semi-Annually	03/19/2027	INR	9,500,000,000	$—	$(276,769)	$(276,769)
Pay	FBIL Overnight MIBOR	Semi-Annually	6.19	Semi-Annually	10/16/2026	INR	9,120,000,000	—	(259,194)	(259,194)
Pay	6 Month BBSW	Semi-Annually	4.24	Semi-Annually	10/25/2029	AUD	150,000,000	—	(235,336)	(235,336)
Pay	SONIA	Annually	3.99	Annually	05/03/2054	GBP	24,380,000	—	(151,374)	(151,374)
Receive	SOFR	Annually	(3.66)	Annually	12/27/2054	USD	30,800,000	—	(144,494)	(144,494)
Receive	6 Month EURIBOR	Semi-Annually	(1.80)	Annually	10/31/2054	EUR	42,000,000	—	(107,863)	(107,863)
Receive	SORA	Semi-Annually	(2.53)	Semi-Annually	08/02/2044	SGD	40,000,000	—	(69,844)	(69,844)
Receive	SOFR	Annually	(3.62)	Annually	03/27/2055	USD	59,720,000	—	(14,252)	(14,252)
Receive	COOVIBR	Quarterly	(8.54)	Quarterly	05/27/2032	COP	13,500,000,000	—	(10,187)	(10,187)
Subtotal — Depreciation								833	(22,690,961)	(22,691,794)
Total Centrally Cleared Interest Rate Swap Agreements								$52,163	$(4,243,089)	$(4,295,252)

(a)	Centrally cleared swap agreements collateralized by $9,693,836 cash held with Counterparties.

Open Over-The-Counter Credit Default Swap Agreements(a)
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)%	Quarterly	12/20/2024	0.185%	EUR	5,000,000	$2,570	$6,106	$3,536
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe CrossoverIndex, Series 40, Version 2	Sell	5.00	Quarterly	12/20/2028	4.889	EUR	15,000,000	(583,046)	68,097	651,143
Subtotal—Appreciation									(580,476)	74,203	654,679
Credit Risk
Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00	Quarterly	12/20/2024	0.267	EUR	10,000,000	1,670	(5,493)	(7,163)
Goldman Sachs International	Markit iTraxx Europe Crossover Index, Series 32, Version 6	Sell	5.00	Quarterly	12/20/2024	0.470	EUR	10,000,000	99,516	67,654	(31,862)
Goldman Sachs International	Markit CDX North America High Yield Index, Series 37, Version 1	Buy	(5.00)	Quarterly	12/20/2026	0.121	USD	24,585,577	(2,154,807)	(2,451,940)	(297,133)
J.P. Morgan Chase Bank, N.A.	Markit CDX North America High Yield Index, Series 39, Version 1	Buy	(5.00)	Quarterly	12/20/2027	0.255	USD	19,994,615	(2,294,714)	(2,745,049)	(450,335)
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe CrossoverIndex, Series 42, Version 1	Sell	5.00	Quarterly	12/20/2029	2.742	EUR	15,000,000	1,867,989	1,735,966	(132,023)
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe CrossoverIndex, Series 42, Version 1	Sell	5.00	Quarterly	12/20/2029	0.756	EUR	33,000,000	6,923,970	6,912,712	(11,258)
Subtotal—Depreciation									4,443,624	3,513,850	(929,774)
Total Over-The-Counter Credit Default Swap Agreements									$3,863,148	$3,588,053	$(275,095)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $39,695,000.
(b)
Implied credit spreads represent the current level, as of October 31, 2024, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
15
Invesco International Bond Fund

Abbreviations:
AUD	—Australian Dollar
BBSW	—Bank Bill Swap Rate
BRL	—Brazilian Real
BZDIOVRA	—Brazil Ceptip DI Interbank Deposit Rate
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chile Peso
CNH	—Chinese Renminbi
CNY	—Chinese Yuan Renminbi
COOVIBR	—Colombia IBR Overnight Nominal Interbank Reference Rate
COP	—Colombia Peso
CZK	—Czech Koruna
EUR	—Euro
EURIBOR	—Euro Interbank Offered Rate
FBIL	—Financial Benchmarks India Private Ltd.
GBP	—British Pound Sterling
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JIBAR	—Johannesburg Interbank Average Rate
JPY	—Japanese Yen
KRW	—South Korean Won
MIBOR	—Mumbai Interbank Offered Rate
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Sol
PLN	—Polish Zloty
PRIBOR	—Prague Interbank Offerred Rate
SGD	—Singapore Dollar
SOFR	—Secured Overnight Financing Rate
SONIA	—Sterling Overnight Index Average
SORA	—Singapore Overnight Rate Average
THB	—Thai Baht
TIIE	—Interbank Equilibrium Interest Rate
TONAR	—Tokyo Overnight Average Rate
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
16
Invesco International Bond Fund

Consolidated Statement of Assets and Liabilities
October 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $1,044,675,011)*	$1,010,175,982
Investments in affiliated money market funds, at value (Cost $15,032,261)	15,031,760
Other investments:
Variation margin receivable — futures contracts	159,396
Swaps receivable — OTC	472,177
Unrealized appreciation on swap agreements — OTC	654,679
Premiums paid on swap agreements — OTC	3,863,148
Unrealized appreciation on forward foreign currency contracts outstanding	34,226,232
Deposits with brokers:
Cash collateral — centrally cleared swap agreements	9,693,836
Cash collateral — OTC Derivatives	39,695,000
Cash	27,240,551
Foreign currencies, at value (Cost $5,421,364)	4,600,426
Receivable for:
Investments sold	60,642,123
Fund shares sold	362,521
Dividends	83,303
Interest	12,086,509
Investment for trustee deferred compensation and retirement plans	318,043
Other assets	84,967
Total assets	1,219,390,653
Liabilities:
Other investments:
Options written, at value (premiums received $58,255,382)	69,010,010
Variation margin payable — centrally cleared swap agreements	1,290,030
Unrealized depreciation on forward foreign currency contracts outstanding	38,593,300
Swaps payable — OTC	265,806
Unrealized depreciation on swap agreements—OTC	929,774
Payable for:
Investments purchased	32,329,530
Dividends	752,805
Fund shares reacquired	668,175
Due to broker	19,993
Collateral upon return of securities loaned	15,032,256
Accrued fees to affiliates	465,902
Accrued trustees’ and officers’ fees and benefits	1,759
Accrued other operating expenses	254,243
Trustee deferred compensation and retirement plans	318,043
Collateral due to broker - centrally cleared swap agreements	2,675,682
Total liabilities	162,607,308
Net assets applicable to shares outstanding	$1,056,783,345
Net assets consist of:
Shares of beneficial interest	$1,349,248,095
Distributable earnings (loss)	(292,464,750)
$1,056,783,345
Net Assets:
Class A	$375,296,120
Class C	$12,326,848
Class R	$34,849,329
Class Y	$416,277,737
Class R5	$1,367,288
Class R6	$216,666,023
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	87,732,317
Class C	2,891,936
Class R	8,168,754
Class Y	97,356,584
Class R5	319,199
Class R6	50,757,036
Class A:
Net asset value per share	$4.28
Maximum offering price per share (Net asset value of $4.28 ÷ 95.75%)	$4.47
Class C:
Net asset value and offering price per share	$4.26
Class R:
Net asset value and offering price per share	$4.27
Class Y:
Net asset value and offering price per share	$4.28
Class R5:
Net asset value and offering price per share	$4.28
Class R6:
Net asset value and offering price per share	$4.27

*	At October 31, 2024, securities with an aggregate value of $14,590,104 were on loan to brokers.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
17
Invesco International Bond Fund

Consolidated Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest (net of foreign withholding taxes of $929,994)	$69,923,817
Dividends (net of foreign withholding taxes of $156,448)	1,918,254
Dividends from affiliated money market funds (includes net securities lending income of $22,899)	1,070,189
Total investment income	72,912,260
Expenses:
Advisory fees	7,489,141
Administrative services fees	167,300
Custodian fees	431,367
Distribution fees:
Class A	986,443
Class C	137,888
Class R	188,807
Transfer agent fees — A, C, R and Y	1,721,080
Transfer agent fees — R5	1,335
Transfer agent fees — R6	82,993
Trustees’ and officers’ fees and benefits	31,911
Registration and filing fees	92,914
Reports to shareholders	247,671
Professional services fees	132,026
Other	26,652
Total expenses	11,737,528
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,291,349)
Net expenses	10,446,179
Net investment income	62,466,081
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $159,163)	(42,254,504)
Affiliated investment securities	4,962
Foreign currencies	(5,141,687)
Forward foreign currency contracts	(6,213,915)
Futures contracts	998,814
Option contracts written	22,623,993
Swap agreements	(2,292,401)
(32,274,738)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	103,153,533
Affiliated investment securities	(1,690)
Foreign currencies	(360,827)
Forward foreign currency contracts	(8,455,215)
Futures contracts	6,376
Option contracts written	(20,876,838)
Swap agreements	(1,771,906)
71,693,433
Net realized and unrealized gain	39,418,695
Net increase in net assets resulting from operations	$101,884,776
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
18
Invesco International Bond Fund

Consolidated Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$62,466,081	$67,993,807
Net realized gain (loss)	(32,274,738)	(72,822,919)
Change in net unrealized appreciation	71,693,433	128,427,764
Net increase in net assets resulting from operations	101,884,776	123,598,652
Distributions to shareholders from distributable earnings:
Class A	(4,032,043)	(3,990,702)
Class C	(117,140)	(124,362)
Class R	(358,804)	(347,746)
Class Y	(4,566,587)	(4,555,496)
Class R5	(14,052)	(10,546)
Class R6	(2,898,513)	(3,296,864)
Total distributions from distributable earnings	(11,987,139)	(12,325,716)
Return of capital:
Class A	(15,602,891)	(15,235,988)
Class C	(453,301)	(474,796)
Class R	(1,388,472)	(1,327,651)
Class Y	(17,671,430)	(17,392,299)
Class R5	(54,379)	(40,262)
Class R6	(11,216,443)	(12,587,001)
Total return of capital	(46,386,916)	(47,057,997)
Total distributions	(58,374,055)	(59,383,713)
Share transactions–net:
Class A	(48,101,160)	(63,170,758)
Class C	(2,931,517)	(3,654,656)
Class R	(4,856,921)	(4,724,501)
Class Y	(33,080,296)	(86,721,980)
Class R5	216,263	112,045
Class R6	(147,508,354)	52,649,973
Net increase (decrease) in net assets resulting from share transactions	(236,261,985)	(105,509,877)
Net increase (decrease) in net assets	(192,751,264)	(41,294,938)
Net assets:
Beginning of year	1,249,534,609	1,290,829,547
End of year	$1,056,783,345	$1,249,534,609
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
19
Invesco International Bond Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$4.15	$0.23	$0.11	$0.34	$(0.04)	$(0.17)	$(0.21)	$4.28	8.28%(d)	$375,296	1.04%(d)	1.17%(d)	5.23%(d)	102%
Year ended 10/31/23	3.96	0.21	0.17	0.38	(0.04)	(0.15)	(0.19)	4.15	9.40 (d)	409,561	1.03 (d)	1.14 (d)	4.95 (d)	78
Year ended 10/31/22	5.08	0.15	(1.13)	(0.98)	—	(0.14)	(0.14)	3.96	(19.50)	449,632	1.16 (e)	1.18 (e)	3.21 (e)	90
Year ended 10/31/21	5.41	0.15	(0.33)	(0.18)	—	(0.15)	(0.15)	5.08	(3.54)	690,866	1.01	1.07	2.73	197
Year ended 10/31/20	5.53	0.17	(0.10)	0.07	(0.12)	(0.07)	(0.19)	5.41	1.35	894,798	1.00	1.04	3.17	162
Class C
Year ended 10/31/24	4.13	0.19	0.12	0.31	(0.04)	(0.14)	(0.18)	4.26	7.50	12,327	1.79	1.93	4.48	102
Year ended 10/31/23	3.94	0.18	0.16	0.34	(0.03)	(0.12)	(0.15)	4.13	8.61	14,744	1.79	1.90	4.19	78
Year ended 10/31/22	5.06	0.11	(1.12)	(1.01)	—	(0.11)	(0.11)	3.94	(20.21)	17,454	1.91 (e)	1.93 (e)	2.46 (e)	90
Year ended 10/31/21	5.39	0.11	(0.33)	(0.22)	—	(0.11)	(0.11)	5.06	(4.29)	30,414	1.76	1.82	1.98	197
Year ended 10/31/20	5.51	0.13	(0.10)	0.03	(0.09)	(0.06)	(0.15)	5.39	0.58	64,440	1.75	1.79	2.42	162
Class R
Year ended 10/31/24	4.13	0.22	0.12	0.34	(0.04)	(0.16)	(0.20)	4.27	8.28	34,849	1.29	1.43	4.98	102
Year ended 10/31/23	3.95	0.20	0.15	0.35	(0.04)	(0.13)	(0.17)	4.13	8.87	38,381	1.29	1.40	4.69	78
Year ended 10/31/22	5.06	0.14	(1.12)	(0.98)	—	(0.13)	(0.13)	3.95	(19.59)	40,962	1.41 (e)	1.43 (e)	2.96 (e)	90
Year ended 10/31/21	5.39	0.14	(0.34)	(0.20)	—	(0.13)	(0.13)	5.06	(3.80)	60,913	1.26	1.32	2.48	197
Year ended 10/31/20	5.51	0.15	(0.10)	0.05	(0.10)	(0.07)	(0.17)	5.39	1.09	79,763	1.25	1.29	2.92	162
Class Y
Year ended 10/31/24	4.14	0.24	0.12	0.36	(0.05)	(0.17)	(0.22)	4.28	8.81	416,278	0.79	0.93	5.48	102
Year ended 10/31/23	3.96	0.22	0.16	0.38	(0.04)	(0.16)	(0.20)	4.14	9.40	435,275	0.79	0.90	5.19	78
Year ended 10/31/22	5.08	0.16	(1.12)	(0.96)	—	(0.16)	(0.16)	3.96	(19.28)	497,025	0.91 (e)	0.93 (e)	3.46 (e)	90
Year ended 10/31/21	5.40	0.16	(0.32)	(0.16)	—	(0.16)	(0.16)	5.08	(3.11)	936,624	0.76	0.82	2.98	197
Year ended 10/31/20	5.53	0.18	(0.11)	0.07	(0.12)	(0.08)	(0.20)	5.40	1.41	1,105,508	0.75	0.79	3.42	162
Class R5
Year ended 10/31/24	4.15	0.24	0.11	0.35	(0.05)	(0.17)	(0.22)	4.28	8.56	1,367	0.79	0.84	5.48	102
Year ended 10/31/23	3.96	0.22	0.17	0.39	(0.04)	(0.16)	(0.20)	4.15	9.66	1,118	0.78	0.81	5.20	78
Year ended 10/31/22	5.08	0.15	(1.11)	(0.96)	—	(0.16)	(0.16)	3.96	(19.23)	964	0.84 (e)	0.84 (e)	3.53 (e)	90
Year ended 10/31/21	5.41	0.16	(0.32)	(0.16)	—	(0.17)	(0.17)	5.08	(3.16)	70	0.64	0.64	3.10	197
Year ended 10/31/20	5.53	0.19	(0.11)	0.08	(0.12)	(0.08)	(0.20)	5.41	1.71	10	0.61	0.62	3.56	162
Class R6
Year ended 10/31/24	4.14	0.24	0.11	0.35	(0.05)	(0.17)	(0.22)	4.27	8.60	216,666	0.77	0.77	5.50	102
Year ended 10/31/23	3.95	0.22	0.17	0.39	(0.04)	(0.16)	(0.20)	4.14	9.75	350,456	0.74	0.74	5.24	78
Year ended 10/31/22	5.07	0.17	(1.13)	(0.96)	—	(0.16)	(0.16)	3.95	(19.25)	284,792	0.78 (e)	0.78 (e)	3.59 (e)	90
Year ended 10/31/21	5.40	0.17	(0.33)	(0.16)	—	(0.17)	(0.17)	5.07	(3.17)	469,683	0.64	0.65	3.10	197
Year ended 10/31/20	5.52	0.19	(0.10)	0.09	(0.13)	(0.08)	(0.21)	5.40	1.75	574,695	0.61	0.62	3.56	162

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended
October 31, 2024 and 2023, respectively.

(e)	Ratios include interest, facilities and maintenance fees of 0.15% for the year ended October 31, 2022.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
20
Invesco International Bond Fund

Notes to Consolidated Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco International Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco International Bond Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is to seek total return.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
21
Invesco International Bond Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose
22
Invesco International Bond Fund

principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
M.
Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to
23
Invesco International Bond Fund

liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
N.
Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
O.
Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
P.
Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add
24
Invesco International Bond Fund

leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2024, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
Q.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
R.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
S.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities, when rates increase. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the
25
Invesco International Bond Fund

United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended, and could negatively affect the Fund and its shareholders.
Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.
Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Next $4 billion	0.500%
Next $10 billion	0.480%
Over $15 billion	0.450%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.64%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has contractually agreed, through at least February 28, 2026, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.04%, 1.79%, 1.29%, 0.79%, 0.79%, and 0.79%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate February 28, 2026. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $20,875 and reimbursed class level expenses of $543,476, $19,642, $53,665, $608,954, $685 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of
26
Invesco International Bond Fund

the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $12,073 in front-end sales commissions from the sale of Class A shares and $318 and $565 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Non-U.S. Dollar Denominated Bonds & Notes	$—	$589,298,302	$—	$589,298,302
U.S. Dollar Denominated Bonds & Notes	—	168,958,449	700,700	169,659,149
Asset-Backed Securities	—	72,930,323	13,006,825	85,937,148
U.S. Treasury Securities	—	78,779,916	—	78,779,916
Common Stocks & Other Equity Interests	47,241,888	—	—	47,241,888
Money Market Funds	5	15,031,755	—	15,031,760
Options Purchased	—	39,259,579	—	39,259,579
Total Investments in Securities	47,241,893	964,258,324	13,707,525	1,025,207,742
Other Investments - Assets*
Futures Contracts	187,661	—	—	187,661
Forward Foreign Currency Contracts	—	34,226,232	—	34,226,232
Swap Agreements	—	19,898,328	—	19,898,328
	187,661	54,124,560	—	54,312,221
Other Investments - Liabilities*
Futures Contracts	(756,695)	—	—	(756,695)
Forward Foreign Currency Contracts	—	(38,593,300)	—	(38,593,300)
Options Written	—	(69,010,010)	—	(69,010,010)
Swap Agreements	—	(23,993,821)	—	(23,993,821)
	(756,695)	(131,597,131)	—	(132,353,826)
Total Other Investments	(569,034)	(77,472,571)	—	(78,041,605)
Total Investments	$46,672,859	$886,785,753	$13,707,525	$947,166,137

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended October 31, 2024:
	Value 10/31/23	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 10/31/24
Asset-Backed Securities	$14,327,403	$—	$—	$—	$—	$(1,320,578)	$—	$—	$13,006,825
U.S. Dollar Denominated Bonds & Notes	—	—	—	—	—	(377,300)	1,078,000	—	700,700
Total	$14,327,403	$—	$—	$—	$—	$(1,697,878)	$1,078,000	$—	$13,707,525
27
Invesco International Bond Fund

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end. The table does not include a Level 3 investment valued by applying a discount to the last vendor price in the amount of $700,700.
	Fair Value at 10/31/24	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Based on Fair Value
Asset-Backed Securities	$13,006,825	Restructured Allocated Value	Cost	$95	-
NOTE 4—Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2024:
	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$—	$187,661	$187,661
Unrealized appreciation on swap agreements — Centrally Cleared(a)	847,107	—	18,396,542	19,243,649
Unrealized appreciation on forward foreign currency contracts outstanding	—	34,226,232	—	34,226,232
Unrealized appreciation on swap agreements — OTC	654,679	—	—	654,679
Options purchased, at value — OTC(b)	—	12,402,501	26,857,078	39,259,579
Total Derivative Assets	1,501,786	46,628,733	45,441,281	93,571,800
Derivatives not subject to master netting agreements	(847,107)	—	(18,584,203)	(19,431,310)
Total Derivative Assets subject to master netting agreements	$654,679	$46,628,733	$26,857,078	$74,140,490
	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$—	$—	$(756,695)	$(756,695)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	(372,253)	—	(22,691,794)	(23,064,047)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(38,593,300)	—	(38,593,300)
Unrealized depreciation on swap agreements — OTC	(929,774)	—	—	(929,774)
Options written, at value — OTC	(1,819,637)	(23,598,324)	(43,592,049)	(69,010,010)
Total Derivative Liabilities	(3,121,664)	(62,191,624)	(67,040,538)	(132,353,826)
Derivatives not subject to master netting agreements	372,253	—	23,448,489	23,820,742
Total Derivative Liabilities subject to master netting agreements	$(2,749,411)	$(62,191,624)	$(43,592,049)	$(108,533,084)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.
28
Invesco International Bond Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2024.
	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$−	$—	$—	$—	$(36,755)	$(1,952,748)	$—	$(1,989,503)	$(1,989,503)	$—	$1,770,000	$(219,503)
BNP Paribas S.A.	118,301	3,641,851	—	3,760,152	(68,433)	(6,058,194)	—	(6,126,627)	(2,366,475)	—	2,040,000	(326,475)
Citibank, N.A.	492,696	—	9,937	502,633	−	—	(13,564)	(13,564)	489,069	—	—	489,069
Deutsche Bank AG	2,761,681	2,494,043	—	5,255,724	(4,411,566)	(2,891,730)	—	(7,303,296)	(2,047,572)	—	1,230,000	(817,572)
Goldman Sachs International	7,680,525	5,974,980	64,010	13,719,515	(8,815,027)	(14,070,620)	(472,411)	(23,358,058)	(9,638,543)	—	9,638,543	—
HSBC Bank USA	159,880	—	—	159,880	(75,859)	—	—	(75,859)	84,021	—	—	84,021
J.P. Morgan Chase Bank, N.A.	8,806,383	25,086,522	1,052,909	34,945,814	(5,075,703)	(25,039,168)	(709,605)	(30,824,476)	4,121,338	(1,353,303)	—	2,768,035
Merrill Lynch International	5,417,197	1,413,976	—	6,831,173	(2,363,457)	(4,549,464)	—	(6,912,921)	(81,748)	—	81,748	—
Morgan Stanley and Co. International PLC	6,308,152	269,067	—	6,577,219	(16,563,368)	(13,818,286)	—	(30,381,654)	(23,804,435)	—	22,915,000	(889,435)
Royal Bank of Canada	288,698	—	—	288,698	−	—	—	—	288,698	—	—	288,698
Standard Chartered Bank PLC	1,559,015	379,140	—	1,938,155	(664,338)	(629,800)	—	(1,294,138)	644,017	—	—	644,017
UBS AG	633,704	—	—	633,704	(518,794)	—	—	(518,794)	114,910	—	—	114,910
Total	$34,226,232	$39,259,579	$1,126,856	$74,612,667	$(38,593,300)	$(69,010,010)	$(1,195,580)	$(108,798,890)	$(34,186,223)	$(1,353,303)	$37,675,291	$2,135,765
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$(6,213,915)	$-	$(6,213,915)
Futures contracts	-	-	998,814	998,814
Options purchased(a)	-	(22,843,597)	1,075,827	(21,767,770)
Options written	-	12,957,896	9,666,097	22,623,993
Swap agreements	(14,783,046)	-	12,490,645	(2,292,401)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(8,455,215)	-	(8,455,215)
Futures contracts	-	-	6,376	6,376
Options purchased(a)	406,765	13,001,007	3,348,604	16,756,376
Options written	(1,144,307)	(3,828,625)	(15,903,906)	(20,876,838)
Swap agreements	(248,716)	-	(1,523,190)	(1,771,906)
Total	$(15,769,304)	$(15,382,449)	$10,159,267	$(20,992,486)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swaptions Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$3,048,345,269	$315,236,350	$367,418,317	$948,705,607	$2,538,208,636	$1,158,459,980	$3,299,727,373
29
Invesco International Bond Fund

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $44,052.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$11,987,139	$12,325,716
Return of capital	46,386,916	47,057,997
Total distributions	$58,374,055	$59,383,713

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Net unrealized appreciation (depreciation) — investments	$(49,758,816)
Net unrealized appreciation (depreciation) — foreign currencies	(1,419,497)
Temporary book/tax differences	(308,023)
Capital loss carryforward	(240,978,414)
Shares of beneficial interest	1,349,248,095
Total net assets	$1,056,783,345
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities, derivative instruments and straddles.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$181,958,651	$59,019,763	$240,978,414
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $924,247,356 and $1,041,928,464, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$96,938,331
Aggregate unrealized (depreciation) of investments	(146,697,147)
Net unrealized appreciation (depreciation) of investments	$(49,758,816)
30
Invesco International Bond Fund

Cost of investments for tax purposes is $1,000,788,101.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, return of capital distributions and derivative instruments, on October 31, 2024, undistributed net investment income was increased by $4,146,194, undistributed net realized gain (loss) was increased by $42,240,723 and shares of beneficial interest was decreased by $46,386,917. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	6,100,078	$26,435,503	5,240,826	$22,502,818
Class C	416,247	1,809,354	380,326	1,625,996
Class R	1,207,678	5,231,689	1,008,632	4,318,474
Class Y	20,454,181	89,060,288	21,710,668	93,548,744
Class R5	88,997	387,185	58,516	253,566
Class R6	7,557,467	32,690,974	27,187,620	115,228,476
Issued as reinvestment of dividends:
Class A	3,759,730	16,335,302	3,706,065	15,942,298
Class C	115,341	499,426	120,181	515,001
Class R	399,610	1,731,622	388,397	1,665,068
Class Y	3,821,315	16,597,238	3,836,793	16,491,201
Class R5	15,635	68,011	11,684	50,318
Class R6	3,110,358	13,514,695	3,531,830	15,156,966
Automatic conversion of Class C shares to Class A shares:
Class A	435,588	1,890,483	458,185	1,971,834
Class C	(437,293)	(1,890,483)	(459,908)	(1,971,834)
Reacquired:
Class A	(21,346,649)	(92,762,448)	(24,206,556)	(103,587,708)
Class C	(772,005)	(3,349,814)	(897,168)	(3,823,819)
Class R	(2,722,214)	(11,820,232)	(2,491,619)	(10,708,043)
Class Y	(31,963,319)	(138,737,822)	(46,146,891)	(196,761,925)
Class R5	(54,579)	(238,933)	(44,307)	(191,839)
Class R6	(44,569,942)	(193,714,023)	(18,101,341)	(77,735,469)
Net increase (decrease) in share activity	(54,383,776)	$(236,261,985)	(24,708,067)	$(105,509,877)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

31
Invesco International Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco International Bond Fund
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco International Bond Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related consolidated statement of operations for the year ended October 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
32
Invesco International Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Bond Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s)..  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Custom Invesco International Bond Index (Index).  The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods.  The Board considered that the Fund was
33
Invesco International Bond Fund

created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and the same as, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were each in the fourth quintile of its expense group and discussed with management the reasons for such relative contractual management fees and total expenses.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and  in  reliance  upon,  no-action  letters  issued  by  the  SEC  staff  that provide  guidance  on  how  an  affiliate  may  act  as  a  direct  agent  lender  and  receive  compensation  for  those services  without  obtaining  exemptive  relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
34
Invesco International Bond Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	12.50%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	44.34%
Qualified Business Income*	0.00%
Business Interest Income*	100.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
35
Invesco International Bond Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
36
Invesco International Bond Fund

SEC file number(s): 811-05426 and 033-19338
Invesco Distributors, Inc.
O-IBD-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco Macro Allocation Strategy Fund
Nasdaq:
A: GMSDX ■ C: GMSEX ■ R: GMSJX ■ Y: GMSHX ■ R5: GMSKX ■ R6: GMSLX

2	Consolidated Schedule of Investments
9	Consolidated Financial Statements
12	Consolidated Financial Highlights
13	Notes to Consolidated Financial Statements
22	Report of Independent Registered Public Accounting Firm
23	Approval of Investment Advisory and Sub-Advisory Contracts
25	Tax Information
26	Other Information Required in Form N-CSR (Items 8-11)

Consolidated Schedule of Investments
October 31, 2024
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–29.95%
U.S. Treasury Floating Rate Notes–29.95%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.25%)(a)	4.74%	01/31/2026	$ 23,030	$ 23,041,111
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(a)	4.64%	04/30/2026	24,000	23,982,257
Total U.S. Treasury Securities (Cost $47,030,000)				47,023,368
			Shares
Exchange-Traded Funds–4.14%
Invesco Short Term Treasury ETF(b) (Cost $6,489,480)			61,500	6,490,710

Money Market Funds–56.39%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(b)(c)			35,973,122	35,973,122
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Agency Class, 5.04%(b)(c)			18,010,972	18,010,972
Invesco Treasury Portfolio, Institutional Class, 4.73%(b)(c)			34,561,185	34,561,185
Total Money Market Funds (Cost $88,545,279)				88,545,279

Options Purchased–0.21%
(Cost $669,632)(d)				334,016
TOTAL INVESTMENTS IN SECURITIES–90.69% (Cost $142,734,391)				142,393,373
OTHER ASSETS LESS LIABILITIES–9.31%				14,620,225
NET ASSETS–100.00%				$157,013,598
Investment Abbreviations:
ETF	– Exchange-Traded Fund
Notes to Consolidated Schedule of Investments:
(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2024.
(b)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2024	Dividend Income
Invesco Short Term Treasury ETF	$6,490,710	$-	$-	$-	$-	$6,490,710	$334,616
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	35,477,548	32,441,639	(31,946,065)	-	-	35,973,122	1,897,242
Invesco Liquid Assets Portfolio, Institutional Class	13,036,207	18,699,464	(31,735,099)	(4,106)	3,534	-	539,661
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Agency Class	13,384,742	48,024,749	(43,398,519)	-	-	18,010,972	857,379
Invesco Treasury Portfolio, Institutional Class	20,605,197	55,473,419	(41,517,431)	-	-	34,561,185	1,322,401
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	109,671,687	(109,671,687)	-	-	-	43,356*
Invesco Private Prime Fund	-	237,372,671	(237,373,026)	-	355	-	117,067*
Total	$88,994,404	$501,683,629	$(495,641,827)	$(4,106)	$3,889	$95,035,989	$5,111,722

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(d)	The table below details options purchased.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
2	Invesco Macro Allocation Strategy Fund

Open Exchange-Traded Index Options Purchased(a)
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value
Equity Risk
S&P 500 Mini Index	Put	11/15/2024	21	USD	429.00	USD	900,900	$557
S&P 500 Mini Index	Put	12/20/2024	21	USD	465.00	USD	976,500	3,024
S&P 500 Mini Index	Put	01/17/2025	21	USD	480.00	USD	1,008,000	6,069
S&P 500 Mini Index	Put	02/21/2025	21	USD	493.00	USD	1,035,300	10,521
S&P 500 Mini Index	Put	03/21/2025	21	USD	520.00	USD	1,092,000	18,816
S&P 500 Mini Index	Put	05/16/2025	21	USD	513.00	USD	1,077,300	22,292
S&P 500 Mini Index	Put	04/17/2025	21	USD	535.00	USD	1,123,500	26,240
S&P 500 Mini Index	Put	06/20/2025	21	USD	540.00	USD	1,134,000	34,629
S&P 500 Mini Index	Put	08/15/2025	21	USD	552.00	USD	1,159,200	45,234
S&P 500 Mini Index	Put	07/18/2025	21	USD	558.00	USD	1,171,800	45,391
S&P 500 Mini Index	Put	09/19/2025	21	USD	565.00	USD	1,186,500	54,978
S&P 500 Mini Index	Put	10/17/2025	21	USD	580.00	USD	1,218,000	66,265
Total Index Options Purchased								$334,016

(a)	Open Exchange-Traded Index Options Purchased collateralized by $4,095,000 cash held with Morgan Stanley & Co.
*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Currency Risk
British Pound	145	December-2024	$11,673,406	$(158,627)	$(158,627)
Equity Risk
Amsterdam Index	20	November-2024	3,798,031	(95,058)	(95,058)
E-Mini Russell 2000 Index	45	December-2024	4,969,350	(44,805)	(44,805)
E-Mini S&P 500 Index	17	December-2024	4,877,725	(52,007)	(52,007)
Eurex DAX Index	14	December-2024	7,291,405	252	252
EURO STOXX 50 Index	67	December-2024	3,522,983	(70,608)	(70,608)
FTSE 100 Index	43	December-2024	4,506,128	(96,172)	(96,172)
FTSE MIB Index	32	December-2024	5,930,586	24,784	24,784
Hang Seng Index	32	November-2024	4,188,266	(30,368)	(30,368)
IBEX 35 Index	56	November-2024	7,095,445	(182,023)	(182,023)
MSCI Emerging Markets Index	103	December-2024	5,801,475	(16,441)	(16,441)
OMS Stockholm 30 Index	212	November-2024	5,042,550	(94,691)	(94,691)
S&P/TSX 60 Index	40	December-2024	8,315,725	56,184	56,184
SPI 200 Index	67	December-2024	9,005,933	(57,962)	(57,962)
Tokyo Stock Price Index	14	December-2024	2,482,756	(2,890)	(2,890)
Subtotal				(661,805)	(661,805)
Interest Rate Risk
Euro-BTP	98	December-2024	12,743,969	(75,447)	(75,447)
Euro-Schatz	17	December-2024	1,970,111	(6,854)	(6,854)
Subtotal				(82,301)	(82,301)
Subtotal—Long Futures Contracts				(902,733)	(902,733)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
3	Invesco Macro Allocation Strategy Fund

Open Futures Contracts(a)—(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Currency Risk
Australian Dollar	106	December-2024	$(6,972,150)	$19,672	$19,672
Canadian Dollar	161	December-2024	(11,592,000)	159,604	159,604
Euro	86	December-2024	(11,706,750)	(4,330)	(4,330)
Japanese Yen	97	December-2024	(8,018,262)	130,603	130,603
New Zealand Dollar	113	December-2024	(6,746,665)	70,356	70,356
Swiss Franc	36	December-2024	(5,232,150)	(3,319)	(3,319)
Subtotal				372,586	372,586
Equity Risk
CAC 40 Index	41	November-2024	(3,282,840)	52,730	52,730
Interest Rate Risk
Australia 10 Year Bonds	170	December-2024	(12,512,834)	217,606	217,606
Canada 10 Year Bonds	27	December-2024	(2,365,591)	(743)	(743)
Euro-Bobl	39	December-2024	(5,012,188)	5,489	5,489
Euro-Bund	32	December-2024	(4,587,694)	31,306	31,306
Euro-Buxl	25	December-2024	(3,599,364)	(23,036)	(23,036)
Euro-OAT	75	December-2024	(10,169,917)	68,155	68,155
Long Gilt	73	December-2024	(8,851,976)	228,243	228,243
SFE 3 Year Australian Bond	100	December-2024	(6,947,725)	21,133	21,133
U.S. Treasury 2 Year Notes	52	December-2024	(10,709,156)	24,807	24,807
U.S. Treasury 5 Year Notes	82	December-2024	(8,793,219)	54,855	54,855
U.S. Treasury 10 Year Notes	78	December-2024	(8,616,563)	85,425	85,425
U.S. Treasury Long Bonds	40	December-2024	(4,718,750)	32,914	32,914
Subtotal				746,154	746,154
Subtotal—Short Futures Contracts				1,171,470	1,171,470
Total Futures Contracts				$268,737	$268,737

(a)	Futures contracts collateralized by $9,292,019 cash held with Goldman Sachs International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity(b)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1756 Excess Return Index	0.42%	Monthly	51,200	March—2025	USD	11,510,139	$—	$22,835	$22,835
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Gasoil Index	0.04	Monthly	19,850	July—2025	USD	2,444,841	124,699	144,062	19,363
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Gasoline Index	0.06	Monthly	12,670	July—2025	USD	2,496,233	166,574	186,985	20,411
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Heating Oil Index	0.04	Monthly	20,950	July—2025	USD	2,480,529	30,903	127,732	96,829
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Wheat Index	0.04	Monthly	210,000	June—2025	USD	3,176,828	22,964	152,166	129,202
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Silver Index	0.08	Monthly	23,900	March—2025	USD	3,458,019	25,276	112,533	87,257
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
4	Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)—(continued)
Counterparty	Pay/ Receive	Reference Entity(b)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Citibank, N.A.	Pay	CITI Commodities Benchmark (Regular Roll) Mono Index Soybean Oil	0.06%	Monthly	13,950	December—2024	USD	3,604,143	$(2,804)	$12,611	$15,415
Macquarie Bank Ltd.	Receive	Macquarie F6 Carry Alpha Index	0.32	Monthly	136,600	April—2025	USD	41,613,141	—	318,660	318,660
Royal Bank of Canada	Pay	RBC Commodity CNE0 Excess Return Custom Index	0.06	Monthly	190,200	November—2024	USD	4,048,559	—	0	0
Royal Bank of Canada	Pay	RBC Commodity NGE0 Excess Return Custom Index	0.05	Monthly	75,000,000	November—2024	USD	1,425,000	—	0	0
Royal Bank of Canada	Pay	RBC Commodity SME0 Excess Return Custom Index	0.05	Monthly	4,260	October—2025	USD	2,789,275	—	0	0
Royal Bank of Canada	Receive	RBC Gold E0 Excess Return Index	0.06	Monthly	13,690	February—2025	USD	7,874,467	—	0	0
Subtotal — Appreciation									367,612	1,077,584	709,972
Commodity Risk
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Brent Crude Oil Index	0.04	Monthly	24,850	October—2025	USD	2,879,728	46,774	39,004	(7,770)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Aluminum Index	0.10	Monthly	40,000	September—2025	USD	3,533,596	(630)	(25,644)	(25,014)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Copper Index	0.08	Monthly	16,500	September—2025	USD	2,906,731	(4,326)	(91,357)	(87,031)
Citibank, N.A.	Pay	CITI Commodities Benchmark (Regular Roll) Mono Index Soybean Oil	0.06	Monthly	48,300	November—2024	USD	3,285,609	(14,729)	(210,346)	(195,617)
Royal Bank of Canada	Pay	RBC Commodity CLE0 Excess Return Custom Index	0.05	Monthly	53,000	October—2025	USD	2,591,297	41,177	23,739	(17,438)
Subtotal — Depreciation									68,266	(264,604)	(332,870)
Total — Total Return Swap Agreements									$435,878	$812,980	$377,102

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5	Invesco Macro Allocation Strategy Fund

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Barclays Commodity Strategy 1756 Excess Return Index
	Long Futures Contracts
	Aluminum	4.38%
	Brent Crude	7.01%
	Coffee "C"	3.77%
	Copper	5.75%
	Corn	4.70%
	Cotton	1.30%
	Gold	17.22%
	Heating Oil	1.82%
	KC HRW Wheat	1.61%
	Lean Hogs	1.82%
	Live Cattle	3.50%
	Low Sulphur GasOil	2.40%
	Malaysian Palm Oil Futures	0.80%
	NaturalGas	8.86%
	Nickel	2.59%
	RBOB Gasoline	2.01%
	Silver	5.60%
	Soybean Meal	2.77%
	Soybean Oil	2.80%
	Soybeans	4.40%
	Sugar No.11	2.72%
	Wheat	2.52%
	WTI Crude	6.83%
	Zinc	2.82%
	Total	100.00%
Canadian Imperial Bank of Commerce Aluminum Index
	Long Futures Contracts
	Aluminum	100.00%
Canadian Imperial Bank of Commerce Brent Crude Oil Index
	Long Futures Contracts
	Brent Crude Oil	100.00%
Canadian Imperial Bank of Commerce Copper Index
	Long Futures Contracts
	Copper	100.00%
Canadian Imperial Bank of Commerce Gasoil Index
	Long Futures Contracts
	Gas Oil	100.00%
Canadian Imperial Bank of Commerce Gasoline Index
	Long Futures Contracts
	Gasoline	100.00%
Canadian Imperial Bank of Commerce Heating Oil Index
	Long Futures Contracts
	Heating Oil	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6	Invesco Macro Allocation Strategy Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce Silver Index
	Long Futures Contracts
	Silver	100.00%
Canadian Imperial Bank of Commerce Wheat Index
	Long Futures Contracts
	Wheat	100.00%
CITI Commodities Benchmark (Regular Roll) Mono Index Soybean Oil
	Long Futures Contracts
	Soybean Oil	100.00%
Macquarie F6 Carry Alpha Index
	Long Futures Contracts
	Aluminum	6.15%
	Coffee ’C’	5.11%
	Copper	7.92%
	Corn	6.89%
	Cotton No. 2	1.88%
	Heating Oil	2.35%
	KC HRW Wheat	2.26%
	Lean Hogs	3.18%
	Live Cattle	4.70%
	Low Sulphur Gas Oil	3.12%
	Malaysian Palm Oil Futures	1.10%
	Natural Gas	15.91%
	Nickel	3.28%
	RBOB Gasoline	2.83%
	Soybean Meal	3.84%
	Soybean Oil	3.98%
	Soybeans	6.21%
	Sugar No. 11	3.34%
	Wheat	3.58%
	WTI Crude	8.54%
	Zinc	3.83%
	Total	100.00%
RBC Commodity CLE0 Excess Return Custom Index
	Long Futures Contracts
	WTI Crude Oil	100.00%
RBC Commodity CNE0 Excess Return Custom Index
	Long Futures Contracts
	Corn	100.00%
RBC Commodity NGE0 Excess Return Custom Index
	Long Futures Contracts
	Natural Gas	100.00%
RBC Commodity SME0 Excess Return Custom Index
	Long Futures Contracts
	Soybean Meal	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7	Invesco Macro Allocation Strategy Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
RBC Gold E0 Excess Return Index
	Long Futures Contracts
	Gold	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $47,699,632)	$47,357,384
Investments in affiliates, at value (Cost $95,034,759)	95,035,989
Other investments:
Swaps receivable — OTC	988,342
Unrealized appreciation on swap agreements — OTC	709,972
Premiums paid on swap agreements — OTC	435,878
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	9,292,019
Cash collateral — exchange-traded options contracts	4,095,000
Foreign currencies, at value (Cost $639)	638
Receivable for:
Dividends	371,892
Interest	6,217
Investment for trustee deferred compensation and retirement plans	27,712
Other assets	55,818
Total assets	158,376,861
Liabilities:
Other investments:
Variation margin payable — futures contracts	716,789
Swaps payable — OTC	189,564
Unrealized depreciation on swap agreements—OTC	332,870
Payable for:
Accrued fees to affiliates	19,973
Accrued trustees’ and officers’ fees and benefits	1,248
Accrued other operating expenses	72,654
Trustee deferred compensation and retirement plans	30,165
Total liabilities	1,363,263
Net assets applicable to shares outstanding	$157,013,598
Net assets consist of:
Shares of beneficial interest	$161,989,977
Distributable earnings (loss)	(4,976,379)
$157,013,598
Net Assets:
Class A	$1,145,641
Class C	$95,262
Class R	$65,515
Class Y	$3,199,364
Class R5	$7,317
Class R6	$152,500,499
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	150,966
Class C	12,825
Class R	8,667
Class Y	416,140
Class R5	952
Class R6	19,872,362
Class A:
Net asset value per share	$7.59
Maximum offering price per share (Net asset value of $7.59 ÷ 94.50%)	$8.03
Class C:
Net asset value and offering price per share	$7.43
Class R:
Net asset value and offering price per share	$7.56
Class Y:
Net asset value and offering price per share	$7.69
Class R5:
Net asset value and offering price per share	$7.69
Class R6:
Net asset value and offering price per share	$7.67

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$3,009,154
Dividends from affiliates (includes net securities lending income of $10,883)	4,962,182
Total investment income	7,971,336
Expenses:
Advisory fees	1,727,714
Administrative services fees	22,724
Custodian fees	37,322
Distribution fees:
Class A	3,091
Class C	1,229
Class R	399
Transfer agent fees — A, C, R and Y	7,783
Transfer agent fees — R5	2
Transfer agent fees — R6	45,808
Trustees’ and officers’ fees and benefits	23,444
Registration and filing fees	78,096
Reports to shareholders	10,174
Professional services fees	95,647
Other	14,763
Total expenses	2,068,196
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(277,640)
Net expenses	1,790,556
Net investment income	6,180,780
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,186,710)
Affiliated investment securities	3,889
Foreign currencies	(119,814)
Futures contracts	(6,749,313)
Swap agreements	9,010,416
958,468
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(600,462)
Affiliated investment securities	(4,106)
Foreign currencies	5,551
Futures contracts	(2,073,227)
Swap agreements	1,449,979
(1,222,265)
Net realized and unrealized gain (loss)	(263,797)
Net increase in net assets resulting from operations	$5,916,983
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$6,180,780	$5,268,152
Net realized gain (loss)	958,468	(6,663,103)
Change in net unrealized appreciation (depreciation)	(1,222,265)	(713,074)
Net increase (decrease) in net assets resulting from operations	5,916,983	(2,108,025)
Distributions to shareholders from distributable earnings:
Class A	(17,453)	—
Class C	(1,123)	—
Class R	(912)	—
Class Y	(59,073)	—
Class R5	(117)	—
Class R6	(2,361,332)	—
Total distributions from distributable earnings	(2,440,010)	—
Share transactions–net:
Class A	(159,087)	(109,285)
Class C	(86,277)	(14,558)
Class R	(19,012)	(42,383)
Class Y	(346,113)	(756,813)
Class R6	4,676,732	(3,614,708)
Net increase (decrease) in net assets resulting from share transactions	4,066,243	(4,537,747)
Net increase (decrease) in net assets	7,543,216	(6,645,772)
Net assets:
Beginning of year	149,470,382	156,116,154
End of year	$157,013,598	$149,470,382
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11	Invesco Macro Allocation Strategy Fund

Consolidated Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$7.42	$0.28	$(0.01)	$0.27	$(0.10)	$—	$(0.10)	$7.59	3.71%	$1,146	1.39%	1.69%	3.69%	76%
Year ended 10/31/23	7.54	0.24	(0.36)	(0.12)	—	—	—	7.42	(1.59)	1,278	1.39	1.67	3.17	20
Year ended 10/31/22	9.16	(0.05)	(0.76)	(0.81)	(0.49)	(0.32)	(0.81)	7.54	(9.88)	1,411	1.41	1.58	(0.67)	104
Year ended 10/31/21	8.18	(0.12)	1.10	0.98	—	—	—	9.16	11.98	1,982	1.42	1.62	(1.36)	86
Year ended 10/31/20	9.47	(0.06)	(0.56)	(0.62)	(0.67)	—	(0.67)	8.18	(7.02)	2,111	1.38	1.85	(0.75)	120
Class C
Year ended 10/31/24	7.26	0.22	(0.01)	0.21	(0.04)	—	(0.04)	7.43	2.97	95	2.14	2.44	2.94	76
Year ended 10/31/23	7.43	0.18	(0.35)	(0.17)	—	—	—	7.26	(2.29)	178	2.14	2.42	2.42	20
Year ended 10/31/22	8.98	(0.11)	(0.77)	(0.88)	(0.35)	(0.32)	(0.67)	7.43	(10.66)	197	2.16	2.33	(1.42)	104
Year ended 10/31/21	8.08	(0.19)	1.09	0.90	—	—	—	8.98	11.14	364	2.17	2.37	(2.11)	86
Year ended 10/31/20	9.30	(0.13)	(0.54)	(0.67)	(0.55)	—	(0.55)	8.08	(7.61)	828	2.13	2.60	(1.50)	120
Class R
Year ended 10/31/24	7.38	0.26	0.00	0.26	(0.08)	—	(0.08)	7.56	3.57	66	1.64	1.94	3.44	76
Year ended 10/31/23	7.52	0.22	(0.36)	(0.14)	—	—	—	7.38	(1.86)	82	1.64	1.92	2.92	20
Year ended 10/31/22	9.12	(0.07)	(0.76)	(0.83)	(0.45)	(0.32)	(0.77)	7.52	(10.11)	127	1.66	1.83	(0.92)	104
Year ended 10/31/21	8.17	(0.15)	1.10	0.95	—	—	—	9.12	11.63	151	1.67	1.87	(1.61)	86
Year ended 10/31/20	9.44	(0.08)	(0.56)	(0.64)	(0.63)	—	(0.63)	8.17	(7.22)	98	1.63	2.10	(1.00)	120
Class Y
Year ended 10/31/24	7.51	0.30	0.00	0.30	(0.12)	—	(0.12)	7.69	4.07	3,199	1.14	1.44	3.94	76
Year ended 10/31/23	7.61	0.26	(0.36)	(0.10)	—	—	—	7.51	(1.31)	3,455	1.14	1.42	3.42	20
Year ended 10/31/22	9.25	(0.03)	(0.77)	(0.80)	(0.52)	(0.32)	(0.84)	7.61	(9.70)	4,275	1.16	1.33	(0.42)	104
Year ended 10/31/21	8.25	(0.10)	1.10	1.00	—	—	—	9.25	12.12	5,934	1.17	1.37	(1.11)	86
Year ended 10/31/20	9.54	(0.04)	(0.55)	(0.59)	(0.70)	—	(0.70)	8.25	(6.66)	10,377	1.13	1.60	(0.50)	120
Class R5
Year ended 10/31/24	7.51	0.30	0.00	0.30	(0.12)	—	(0.12)	7.69	4.07	7	1.14	1.31	3.94	76
Year ended 10/31/23	7.62	0.26	(0.37)	(0.11)	—	—	—	7.51	(1.44)	7	1.14	1.32	3.42	20
Year ended 10/31/22	9.26	(0.03)	(0.77)	(0.80)	(0.52)	(0.32)	(0.84)	7.62	(9.69)	7	1.16	1.27	(0.42)	104
Year ended 10/31/21	8.26	(0.10)	1.10	1.00	—	—	—	9.26	12.11	9	1.17	1.22	(1.11)	86
Year ended 10/31/20	9.54	(0.04)	(0.54)	(0.58)	(0.70)	—	(0.70)	8.26	(6.55)	8	1.13	1.58	(0.50)	120
Class R6
Year ended 10/31/24	7.50	0.30	(0.01)	0.29	(0.12)	—	(0.12)	7.67	3.94	152,500	1.14	1.31	3.94	76
Year ended 10/31/23	7.60	0.26	(0.36)	(0.10)	—	—	—	7.50	(1.32)	144,471	1.14	1.32	3.42	20
Year ended 10/31/22	9.24	(0.03)	(0.77)	(0.80)	(0.52)	(0.32)	(0.84)	7.60	(9.72)	150,099	1.16	1.27	(0.42)	104
Year ended 10/31/21	8.23	(0.10)	1.11	1.01	—	—	—	9.24	12.27	243,382	1.17	1.22	(1.11)	86
Year ended 10/31/20	9.53	(0.04)	(0.56)	(0.60)	(0.70)	—	(0.70)	8.23	(6.77)	169,884	1.13	1.58	(0.50)	120

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12	Invesco Macro Allocation Strategy Fund

Notes to Consolidated Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Macro Allocation Strategy Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment ("unreliable"). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures ("Valuation Procedures"). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
13	Invesco Macro Allocation Strategy Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds
14	Invesco Macro Allocation Strategy Fund

(collectively, "affiliated money market funds") and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Consolidated Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Consolidated Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. For settlement of LME commodity futures contracts, cash is not transferred until the settled futures contracts expire. Net realized gains or losses on LME contracts which have been closed out but for which the contract has not yet expired are reflected as a receivable or payable on the Consolidated Statements of Assets and Liabilities. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin
15	Invesco Macro Allocation Strategy Fund

deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
N.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended, and could negatively affect the Fund and its shareholders.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities, when rates increase. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
16	Invesco Macro Allocation Strategy Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	1.100%
Next $250 million	1.080%
Next $500 million	1.050%
Next $1.5 billion	1.030%
Next $2.5 billion	1.000%
Next $2.5 billion	0.980%
Next $2.5 billion	0.950%
Over $10 billion	0.930%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 1.10%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 28, 2025, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $223,676 and reimbursed class level expenses of $1,953, $194, $126, $5,510, $2 and $45,808 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2024, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $1,267 in front-end sales commissions from the sale of Class A shares and $350 and $100 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when
17	Invesco Macro Allocation Strategy Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$47,023,368	$—	$47,023,368
Exchange-Traded Funds	6,490,710	—	—	6,490,710
Money Market Funds	88,545,279	—	—	88,545,279
Options Purchased	334,016	—	—	334,016
Total Investments in Securities	95,370,005	47,023,368	—	142,393,373
Other Investments - Assets*
Futures Contracts	1,284,118	—	—	1,284,118
Swap Agreements	—	709,972	—	709,972
	1,284,118	709,972	—	1,994,090
Other Investments - Liabilities*
Futures Contracts	(1,015,381)	—	—	(1,015,381)
Swap Agreements	—	(332,870)	—	(332,870)
	(1,015,381)	(332,870)	—	(1,348,251)
Total Other Investments	268,737	377,102	—	645,839
Total Investments	$95,638,742	$47,400,470	$—	$143,039,212

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2024:
	Value
Derivative Assets	Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$380,235	$133,950	$769,933	$1,284,118
Unrealized appreciation on swap agreements — OTC	709,972	—	—	—	709,972
Options purchased, at value — Exchange-Traded(b)	—	—	334,016	—	334,016
Total Derivative Assets	709,972	380,235	467,966	769,933	2,328,106
Derivatives not subject to master netting agreements	—	(380,235)	(467,966)	(769,933)	(1,618,134)
Total Derivative Assets subject to master netting agreements	$709,972	$—	$—	$—	$709,972
18	Invesco Macro Allocation Strategy Fund

	Value
Derivative Liabilities	Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$—	$(166,276)	$(743,025)	$(106,080)	$(1,015,381)
Unrealized depreciation on swap agreements — OTC	(332,870)	—	—	—	(332,870)
Total Derivative Liabilities	(332,870)	(166,276)	(743,025)	(106,080)	(1,348,251)
Derivatives not subject to master netting agreements	—	166,276	743,025	106,080	1,015,381
Total Derivative Liabilities subject to master netting agreements	$(332,870)	$—	$—	$—	$(332,870)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2024.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$22,835	$(2,209)	$20,626	$—	$—	$20,626
Canadian Imperial Bank of Commerce	400,441	(262,435)	138,006	(138,006)	—	—
Citibank, N.A.	34,280	(195,827)	(161,547)	—	—	(161,547)
Macquarie Bank Ltd.	318,660	(2,506)	316,154	—	(310,000)	6,154
Royal Bank of Canada	922,098	(59,457)	862,641	—	(862,641)	—
Total	$1,698,314	$(522,434)	$1,175,880	$(138,006)	$(1,172,641)	$(134,767)
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$268,547	$(1,974,085)	$(2,733,320)	$(2,310,455)	$(6,749,313)
Options purchased(a)	-	-	(1,186,781)	-	(1,186,781)
Swap agreements	3,442,423	-	5,567,993	-	9,010,416
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(921,751)	213,959	(2,149,077)	783,642	(2,073,227)
Options purchased(a)	-	-	(594,502)	-	(594,502)
Swap agreements	329,021	-	1,120,958	-	1,449,979
Total	$3,118,240	$(1,760,126)	$25,271	$(1,526,813)	$(143,428)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.
The table below summarizes the average notional value of derivatives held during the period.
	Futures Contracts	Index Options Purchased	Swap Agreements
Average notional value	$205,487,937	$19,205,608	$127,224,512
Average contracts	—	419	—
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $371.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred
19	Invesco Macro Allocation Strategy Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$2,440,010	$—

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$13,188,876
Net unrealized appreciation (depreciation) — investments	(222,285)
Net unrealized appreciation — foreign currencies	5,868
Temporary book/tax differences	(21,760)
Capital loss carryforward	(17,927,078)
Shares of beneficial interest	161,989,977
Total net assets	$157,013,598
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments, straddles and subsidiary differences.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$5,886,455	$12,040,623	$17,927,078
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $1,089,780 and $258,181, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,479,326
Aggregate unrealized (depreciation) of investments	(1,701,611)
Net unrealized appreciation (depreciation) of investments	$(222,285)
Cost of investments for tax purposes is $143,697,375.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, income from the subsidiary and derivative instruments, on October 31, 2024, undistributed net investment income was increased by $5,483,980 and undistributed net realized gain (loss) was decreased by $5,483,980. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
20	Invesco Macro Allocation Strategy Fund

NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	39,676	$304,497	37,042	$275,645
Class C	1,920	14,208	6,268	45,715
Class R	1,376	10,430	1,726	12,759
Class Y	568,265	4,440,996	23,587	176,838
Class R6	643,431	5,039,705	1,752,205	13,095,257
Issued as reinvestment of dividends:
Class A	2,299	17,034	-	-
Class C	140	1,024	-	-
Class R	113	835	-	-
Class Y	7,769	58,189	-	-
Class R6	315,670	2,361,215	-	-
Automatic conversion of Class C shares to Class A shares:
Class A	3,689	28,051	3,726	27,617
Class C	(3,754)	(28,051)	(3,795)	(27,617)
Reacquired:
Class A	(66,932)	(508,669)	(55,710)	(412,547)
Class C	(9,938)	(73,458)	(4,476)	(32,656)
Class R	(3,986)	(30,277)	(7,412)	(55,142)
Class Y	(619,747)	(4,845,298)	(125,196)	(933,651)
Class R6	(347,192)	(2,724,188)	(2,233,900)	(16,709,965)
Net increase (decrease) in share activity	532,799	$4,066,243	(605,935)	$(4,537,747)

(a)	97% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
NOTE 12—Subsequent Event
At a meeting held on December 11, 2024, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will be closed to investments by new accounts after the close of business on January 17, 2025. The Fund will be liquidated on or about March 20, 2025.
21	Invesco Macro Allocation Strategy Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Macro Allocation Strategy Fund
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Macro Allocation Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related consolidated statement of operations for the year ended October 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
22	Invesco Macro Allocation Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Macro Allocation Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior
Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Bloomberg US Treasury Bellwethers 3 Month Index (Index). The Board noted that performance of Class Y shares of the Fund was in the third quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class Y shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund’s tactical allocation, which underperforms in periods of short-term volatility, as
23	Invesco Macro Allocation Strategy Fund

well as the Fund’s commodity positioning, negatively impacted Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class Y shares of the Fund were each the same as the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
24	Invesco Macro Allocation Strategy Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	96.54%
Qualified Business Income*	0.00%
Business Interest Income*	61.94%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
25	Invesco Macro Allocation Strategy Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
26	Invesco Macro Allocation Strategy Fund

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SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	MAS-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco Multi-Asset Income Fund
Nasdaq:
A: PIAFX ■ C: PICFX ■ R: PIRFX ■ Y: PIYFX ■ R5: IPNFX ■ R6: PIFFX

2	Schedule of Investments
20	Financial Statements
23	Financial Highlights
24	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Approval of Investment Advisory and Sub-Advisory Contracts
37	Tax Information
38	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
October 31, 2024
	Shares	Value
Exchange-Traded Funds–47.40%
Invesco MSCI EAFE Income Advantage ETF(b)	2,077,000	$100,905,437
Invesco QQQ Income Advantage ETF(b)	2,115,000	102,492,900
Invesco S&P 500 Equal Weight Income Advantage ETF(b)	4,780,000	245,070,600
iShares J.P. Morgan USD Emerging Markets Bond ETF(c)	174,000	15,820,080
Total Exchange-Traded Funds (Cost $456,254,208)		464,289,017
	Principal Amount
U.S. Treasury Securities–26.95%
U.S. Treasury Bills–0.12%
4.40% - 4.78%, 01/30/2025(d)(e)	$1,198,000	1,184,720
U.S. Treasury Bonds–12.64%
5.25%, 11/15/2028	400,000	416,406
4.75%, 11/15/2053	118,300,000	123,397,067
		123,813,473
U.S. Treasury Notes–14.19%
2.88%, 05/31/2025	25,400,000	25,175,704
5.00%, 09/30/2025	12,000,000	12,067,724
0.38%, 12/31/2025	7,750,000	7,410,181
4.88%, 04/30/2026	1,000,000	1,009,453
4.63%, 06/30/2026	2,500,000	2,516,797
1.25%, 12/31/2026	14,300,000	13,457,082
4.50%, 04/15/2027	24,200,000	24,405,605
2.63%, 05/31/2027	1,050,000	1,011,691
4.63%, 06/15/2027	1,800,000	1,822,289
2.88%, 05/15/2028	25,500,000	24,436,172
4.63%, 04/30/2029	22,700,000	23,134,049
4.25%, 06/30/2029	2,500,000	2,509,277
		138,956,024
Total U.S. Treasury Securities (Cost $268,527,950)		263,954,217
U.S. Dollar Denominated Bonds & Notes–19.64%
Advertising–0.08%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/2028(f)	220,000	206,190
Belo Corp., 7.25%, 09/15/2027	573,000	591,048
		797,238
Aerospace & Defense–0.18%
Boeing Co. (The),
2.75%, 02/01/2026	119,000	115,411
2.25%, 06/15/2026	59,000	56,250
2.80%, 03/01/2027	900,000	849,717
Moog, Inc., 4.25%, 12/15/2027(f)	500,000	477,109
Spirit AeroSystems, Inc., 9.38%, 11/30/2029(f)	200,000	215,952
		1,714,439
	Principal Amount	Value
Agricultural & Farm Machinery–0.33%
CNH Industrial Capital LLC,
4.55%, 04/10/2028	$155,000	$153,871
5.10%, 04/20/2029	200,000	201,648
John Deere Capital Corp.,
4.85%, 03/05/2027	190,000	191,970
2.35%, 03/08/2027	760,000	724,551
4.95%, 07/14/2028(c)	920,000	932,774
4.50%, 01/16/2029	200,000	199,758
Titan International, Inc., 7.00%, 04/30/2028	850,000	825,187
		3,229,759
Agricultural Products & Services–0.06%
Darling Ingredients, Inc., 5.25%, 04/15/2027(f)	622,000	616,565
Air Freight & Logistics–0.04%
Rand Parent LLC, 8.50%, 02/15/2030(f)	427,000	426,526
Alternative Carriers–0.06%
Intelsat Jackson Holdings S.A. (Luxembourg), 6.50%, 03/15/2030(f)	280,000	263,783
Zayo Group Holdings, Inc., 4.00%, 03/01/2027(c)(f)	408,000	363,456
		627,239
Aluminum–0.02%
Novelis Corp., 3.25%, 11/15/2026(f)	156,000	150,204
Apparel Retail–0.13%
Gap, Inc. (The),
3.63%, 10/01/2029(c)(f)	545,000	489,681
3.88%, 10/01/2031(f)	290,000	249,533
Ross Stores, Inc., 0.88%, 04/15/2026	190,000	180,089
Victoria’s Secret & Co., 4.63%, 07/15/2029(f)	412,000	363,479
		1,282,782
Apparel, Accessories & Luxury Goods–0.03%
Tapestry, Inc.,
7.00%, 11/27/2026	54,000	55,175
4.13%, 07/15/2027	59,000	57,455
7.35%, 11/27/2028	200,000	204,314
		316,944
Application Software–0.11%
Cloud Software Group, Inc., 9.00%, 09/30/2029(f)	584,000	584,397
Open Text Holdings, Inc. (Canada),
4.13%, 02/15/2030(f)	320,000	294,027
4.13%, 12/01/2031(f)	257,000	231,041
		1,109,465
Asset Management & Custody Banks–0.06%
Ares Capital Corp., 2.88%, 06/15/2028	110,000	100,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
BrightSphere Investment Group, Inc., 4.80%, 07/27/2026	$400,000	$391,721
Legg Mason, Inc., 4.75%, 03/15/2026	59,000	58,977
		551,132
Automobile Manufacturers–0.41%
American Honda Finance Corp., 2.35%, 01/08/2027	95,000	90,868
Ford Motor Credit Co. LLC,
6.95%, 06/10/2026	500,000	511,131
6.80%, 05/12/2028	300,000	310,887
Jaguar Land Rover Automotive PLC (United Kingdom),
7.75%, 10/15/2025(f)	434,000	434,100
4.50%, 10/01/2027(f)	212,000	205,136
PACCAR Financial Corp.,
5.05%, 08/10/2026	200,000	202,396
4.60%, 01/31/2029	230,000	230,763
Toyota Motor Corp. (Japan), 5.12%, 07/13/2028(c)	460,000	469,367
Toyota Motor Credit Corp.,
5.40%, 11/20/2026	230,000	234,260
3.20%, 01/11/2027	100,000	97,475
1.15%, 08/13/2027	300,000	274,452
4.65%, 01/05/2029	500,000	501,244
3.65%, 01/08/2029	460,000	445,173
		4,007,252
Automotive Parts & Equipment–0.20%
ANGI Group LLC, 3.88%, 08/15/2028(c)(f)	330,000	298,921
Dana, Inc., 4.50%, 02/15/2032	283,000	242,311
Tenneco, Inc., 8.00%, 11/17/2028(c)(f)	964,000	893,466
United Rentals (North America), Inc., 4.88%, 01/15/2028(c)	327,000	320,364
ZF North America Capital, Inc. (Germany), 6.88%, 04/14/2028(f)	200,000	201,918
		1,956,980
Automotive Retail–0.12%
Advance Auto Parts, Inc., 1.75%, 10/01/2027	560,000	498,095
AutoNation, Inc., 1.95%, 08/01/2028(c)	550,000	489,787
Sonic Automotive, Inc., 4.63%, 11/15/2029(f)	180,000	165,434
		1,153,316
Biotechnology–0.08%
AbbVie, Inc.,
2.95%, 11/21/2026	570,000	552,960
4.80%, 03/15/2029	230,000	231,899
		784,859
Broadcasting–0.18%
Discovery Communications LLC, 3.95%, 03/20/2028	300,000	283,410
Gray Television, Inc., 10.50%, 07/15/2029(f)	500,000	519,813
	Principal Amount	Value
Broadcasting–(continued)
Paramount Global,
3.70%, 06/01/2028	$125,000	$116,954
6.38%, 03/30/2062(c)(g)	719,000	666,353
Urban One, Inc., 7.38%, 02/01/2028(f)	250,000	185,700
		1,772,230
Broadline Retail–0.38%
Amazon.com, Inc., 3.30%, 04/13/2027	150,000	146,530
GrubHub Holdings, Inc., 5.50%, 07/01/2027(f)	289,000	269,968
Kohl’s Corp., 4.63%, 05/01/2031	840,000	697,732
Macy’s Retail Holdings LLC,
5.88%, 03/15/2030(c)(f)	410,000	396,989
6.70%, 07/15/2034(f)	437,000	375,622
Nordstrom, Inc.,
6.95%, 03/15/2028(c)	400,000	414,799
5.00%, 01/15/2044	360,000	271,331
QVC, Inc., 6.88%, 04/15/2029(f)	138,000	119,021
Rakuten Group, Inc. (Japan),
11.25%, 02/15/2027(f)	635,000	691,626
9.75%, 04/15/2029(f)	350,000	379,181
		3,762,799
Building Products–0.33%
Adams Homes, Inc., 9.25%, 10/15/2028(f)	285,000	298,423
Builders FirstSource, Inc., 4.25%, 02/01/2032(f)	310,000	277,564
JELD-WEN, Inc., 4.88%, 12/15/2027(c)(f)	651,000	630,402
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 02/01/2030(c)(f)	840,000	804,660
Standard Industries, Inc.,
4.75%, 01/15/2028(f)	667,000	643,922
4.38%, 07/15/2030(f)	669,000	615,275
		3,270,246
Cable & Satellite–0.92%
Cable One, Inc., 4.00%, 11/15/2030(f)	350,000	276,227
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.50%, 05/01/2026(f)	689,000	687,234
4.75%, 03/01/2030(f)	720,000	655,560
4.25%, 02/01/2031(f)	750,000	651,481
4.50%, 05/01/2032(c)	755,000	642,994
4.50%, 06/01/2033(f)	490,000	407,976
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 2.25%, 01/15/2029	230,000	202,095
Comcast Corp.,
3.30%, 04/01/2027	230,000	224,017
5.35%, 11/15/2027(c)	300,000	307,198
4.55%, 01/15/2029	200,000	199,451
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Multi-Asset Income Fund

Principal Amount		Value
Cable & Satellite–(continued)
CSC Holdings LLC,
11.75%, 01/31/2029(f)	$360,000	$351,419
5.75%, 01/15/2030(f)	452,000	238,586
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/2027(c)(f)	980,000	944,663
DISH DBS Corp.,
7.75%, 07/01/2026	413,000	349,802
5.25%, 12/01/2026(f)	532,000	493,397
5.75%, 12/01/2028(f)	380,000	332,723
DISH Network Corp., 11.75%, 11/15/2027(f)	530,000	558,296
LCPR Senior Secured Financing DAC (Puerto Rico),
6.75%, 10/15/2027(f)	682,000	639,893
5.13%, 07/15/2029(f)	525,000	441,645
Scripps Escrow, Inc., 5.88%, 07/15/2027(f)	430,000	378,400
		8,983,057
Cargo Ground Transportation–0.02%
Ryder System, Inc., 5.65%, 03/01/2028	150,000	154,023
Casinos & Gaming–0.26%
Codere Finance 2 (Luxembourg) S.A. (Spain), 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027(f)(h)	100,894	1,211
International Game Technology PLC,
4.13%, 04/15/2026(f)	227,000	223,897
6.25%, 01/15/2027(f)	241,000	243,562
Melco Resorts Finance Ltd. (Hong Kong),
5.25%, 04/26/2026(f)	310,000	304,254
5.75%, 07/21/2028(f)	319,000	305,171
MGM China Holdings Ltd. (Macau), 4.75%, 02/01/2027(f)	446,000	431,385
Mohegan Tribal Gaming Authority, 8.00%, 02/01/2026(f)	501,000	497,943
Wynn Macau Ltd. (Macau), 5.63%, 08/26/2028(f)	520,000	499,566
		2,506,989
Commercial & Residential Mortgage Finance–0.06%
PennyMac Financial Services, Inc., 5.38%, 10/15/2025(f)	252,000	251,021
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(c)(f)	357,000	340,032
		591,053
Commercial Printing–0.04%
R.R. Donnelley & Sons Co., 9.50%, 08/01/2029(f)	400,000	403,152
Commodity Chemicals–0.05%
Methanex Corp. (Canada), 5.13%, 10/15/2027	540,000	525,978
Communications Equipment–0.15%
Juniper Networks, Inc., 1.20%, 12/10/2025	230,000	220,744
Principal Amount		Value
Communications Equipment–(continued)
Viasat, Inc.,
5.63%, 04/15/2027(c)(f)	$885,000	$827,185
6.50%, 07/15/2028(f)	277,000	209,230
Viavi Solutions, Inc., 3.75%, 10/01/2029(f)	190,000	172,590
		1,429,749
Computer & Electronics Retail–0.06%
IBM International Capital Pte. Ltd., 4.60%, 02/05/2029	600,000	598,758
Construction & Engineering–0.13%
AECOM, 5.13%, 03/15/2027	530,000	527,540
Brand Industrial Services, Inc., 10.38%, 08/01/2030(c)(f)	675,000	716,443
		1,243,983
Construction Machinery & Heavy Transportation Equipment– 0.06%
Caterpillar Financial Services Corp., 1.10%, 09/14/2027	130,000	118,925
Trinity Industries, Inc., 7.75%, 07/15/2028(f)	350,000	362,091
Wabtec Corp., 3.45%, 11/15/2026	135,000	131,723
		612,739
Construction Materials–0.10%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(f)	277,000	278,588
Eco Material Technologies, Inc., 7.88%, 01/31/2027(f)	322,000	324,389
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/2031(f)	400,000	420,538
		1,023,515
Consumer Electronics–0.01%
Tyco Electronics Group S.A. (Switzerland), 3.13%, 08/15/2027	75,000	72,304
Consumer Finance–0.66%
Ally Financial, Inc., 6.99%, 06/13/2029(g)	500,000	522,110
American Express Co.,
6.34%, 10/30/2026(g)	460,000	466,492
1.65%, 11/04/2026(c)	330,000	311,531
3.30%, 05/03/2027	130,000	126,043
Bread Financial Holdings, Inc., 9.75%, 03/15/2029(f)	335,000	354,141
Discover Bank,
3.45%, 07/27/2026	550,000	536,257
4.65%, 09/13/2028	500,000	491,778
General Motors Financial Co., Inc.,
5.40%, 04/06/2026	460,000	463,707
1.50%, 06/10/2026	61,000	57,819
2.40%, 10/15/2028	230,000	208,105
5.80%, 01/07/2029	500,000	512,050
Navient Corp.,
5.00%, 03/15/2027	210,000	206,626
5.50%, 03/15/2029(c)	713,000	679,933
5.63%, 08/01/2033	290,000	250,568
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Consumer Finance–(continued)
OneMain Finance Corp.,
7.13%, 03/15/2026	$242,000	$248,083
3.50%, 01/15/2027	635,000	606,497
PRA Group, Inc., 8.38%, 02/01/2028(f)	441,000	453,737
		6,495,477
Copper–0.01%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027	75,000	74,988
Data Processing & Outsourced Services–0.08%
Concentrix Corp.,
6.65%, 08/02/2026	230,000	234,211
6.60%, 08/02/2028(c)	500,000	506,828
		741,039
Distillers & Vintners–0.01%
Constellation Brands, Inc., 3.70%, 12/06/2026	117,000	114,699
Distributors–0.02%
Resideo Funding, Inc., 4.00%, 09/01/2029(f)	250,000	229,704
Diversified Banks–2.06%
Banco Santander S.A. (Spain), 4.18%, 03/24/2028(g)	200,000	196,206
Bank of America Corp.,
4.45%, 03/03/2026	100,000	99,510
1.20%, 10/24/2026(c)(g)	480,000	463,127
1.73%, 07/22/2027(g)	630,000	598,168
5.93%, 09/15/2027(c)(g)	300,000	306,452
3.71%, 04/24/2028(g)	230,000	224,166
3.59%, 07/21/2028(g)	400,000	387,564
3.42%, 12/20/2028(g)	460,000	441,189
4.27%, 07/23/2029(c)(g)	570,000	557,879
Series L, 4.18%, 11/25/2027	100,000	98,232
Barclays PLC (United Kingdom), 4.84%, 05/09/2028	920,000	908,689
Citigroup, Inc.,
1.12%, 01/28/2027(g)	110,000	105,037
1.46%, 06/09/2027(g)	140,000	132,780
Comerica, Inc., 4.00%, 02/01/2029(c)	500,000	475,850
Freedom Mortgage Corp., 6.63%, 01/15/2027(f)	300,000	296,739
HSBC Holdings PLC (United Kingdom),
1.59%, 05/24/2027(g)	400,000	380,160
5.21%, 08/11/2028(g)	920,000	927,028
4.58%, 06/19/2029(g)	1,060,000	1,042,578
Huntington National Bank (The), 4.55%, 05/17/2028(g)	250,000	248,334
ING Groep N.V. (Netherlands), 1.73%, 04/01/2027(c)(g)	460,000	440,129
Intesa Sanpaolo S.p.A. (Italy), 5.71%, 01/15/2026(f)	350,000	350,559
JPMorgan Chase & Co.,
1.05%, 11/19/2026(g)	60,000	57,638
4.25%, 10/01/2027	75,000	74,388
2.18%, 06/01/2028(g)	75,000	70,262
JPMorgan Chase Bank N.A., 5.11%, 12/08/2026	750,000	758,909
	Principal Amount	Value
Diversified Banks–(continued)
Lloyds Banking Group PLC (United Kingdom),
3.75%, 01/11/2027	$230,000	$225,267
5.46%, 01/05/2028(g)	500,000	505,882
Manufacturers & Traders Trust Co., 5.40%, 11/21/2025	500,000	502,960
Mitsubishi UFJ Financial Group, Inc. (Japan), 3.29%, 07/25/2027	60,000	58,198
Mizuho Financial Group, Inc. (Japan),
3.17%, 09/11/2027	230,000	220,931
5.67%, 05/27/2029(c)(g)	920,000	943,859
5.78%, 07/06/2029(g)	200,000	205,710
Morgan Stanley Bank N.A.,
5.88%, 10/30/2026	250,000	256,425
4.95%, 01/14/2028(c)(g)	1,000,000	1,004,281
National Australia Bank Ltd. (Australia),
4.94%, 01/12/2028	250,000	253,235
4.79%, 01/10/2029	800,000	807,025
NatWest Group PLC (United Kingdom),
5.85%, 03/02/2027(g)	230,000	232,760
5.52%, 09/30/2028(g)	230,000	233,625
PNC Bank N.A., 4.20%, 11/01/2025	275,000	273,682
Royal Bank of Canada (Canada), 4.65%, 01/27/2026	125,000	124,531
Santander UK Group Holdings PLC (United Kingdom), 6.83%, 11/21/2026(g)	400,000	406,504
Sumitomo Mitsui Financial Group, Inc. (Japan),
1.40%, 09/17/2026	460,000	433,711
3.35%, 10/18/2027	230,000	221,848
Toronto-Dominion Bank (The) (Canada),
5.16%, 01/10/2028	100,000	101,094
5.52%, 07/17/2028	230,000	235,356
U.S. Bancorp,
6.79%, 10/26/2027(g)	230,000	238,826
4.55%, 07/22/2028(g)	150,000	149,131
5.78%, 06/12/2029(c)(g)	500,000	514,584
UBS AG (Switzerland), 5.00%, 07/09/2027	400,000	403,512
Wells Fargo & Co.,
2.19%, 04/30/2026(g)	150,000	147,855
4.54%, 08/15/2026(c)(g)	600,000	597,690
3.53%, 03/24/2028(g)	160,000	155,328
4.81%, 07/25/2028(g)	100,000	99,910
6.30%, 10/23/2029(g)	100,000	104,818
Westpac Banking Corp. (Australia),
2.70%, 08/19/2026(c)	460,000	446,943
3.40%, 01/25/2028	105,000	101,341
1.95%, 11/20/2028	400,000	362,072
		20,210,467
Diversified Capital Markets–0.06%
Deutsche Bank AG (Germany), 2.13%, 11/24/2026(g)	610,000	591,070
Diversified Chemicals–0.13%
Celanese US Holdings LLC, 6.17%, 07/15/2027(c)	460,000	470,625
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Diversified Chemicals–(continued)
Chemours Co. (The),
5.38%, 05/15/2027	$287,000	$276,612
5.75%, 11/15/2028(f)	213,000	196,874
INEOS Finance PLC (Luxembourg), 6.75%, 05/15/2028(f)	336,000	339,984
		1,284,095
Diversified Financial Services–0.53%
Albion Financing 1 S.a.r.l./Aggreko Holdings, Inc. (Luxembourg), 6.13%, 10/15/2026(f)	239,000	239,395
Block Financial LLC, 2.50%, 07/15/2028(c)	380,000	347,583
Corebridge Financial, Inc., 3.65%, 04/05/2027	130,000	126,691
eG Global Finance PLC (United Kingdom), 12.00%, 11/30/2028(f)	430,000	478,515
GGAM Finance Ltd. (Ireland), 8.00%, 02/15/2027(c)(f)	280,000	289,463
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(f)	466,000	430,306
Midcap Financial Issuer Trust,
6.50%, 05/01/2028(f)	615,000	581,906
5.63%, 01/15/2030(f)	285,000	252,287
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/2027(c)(f)	500,000	477,988
PHH Mortgage Corp., 7.88%, 03/15/2026(c)(f)	849,000	866,680
Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 04/06/2031(f)	500,000	424,509
United Wholesale Mortgage LLC,
5.50%, 11/15/2025(c)(f)	477,000	474,927
5.75%, 06/15/2027(f)	250,000	245,891
		5,236,141
Diversified Metals & Mining–0.14%
BHP Billiton Finance (USA) Ltd. (Australia), 6.42%, 03/01/2026	230,000	235,026
Mineral Resources Ltd. (Australia),
8.00%, 11/01/2027(c)(f)	650,000	667,134
9.25%, 10/01/2028(c)(f)	450,000	474,312
		1,376,472
Diversified Real Estate Activities–0.00%
Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/2025(f)	4,000	3,996
Diversified REITs–0.11%
Global Net Lease, Inc./Global Net Lease Operating Partnership L.P., 3.75%, 12/15/2027(c)(f)	469,000	430,570
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.63%, 06/15/2025(f)	630,000	627,190
		1,057,760
	Principal Amount	Value
Diversified Support Services–0.16%
MPH Acquisition Holdings LLC, 5.50%, 09/01/2028(f)	$396,000	$269,494
Neptune Bidco US, Inc., 9.29%, 04/15/2029(f)	963,000	900,630
Sabre GLBL, Inc., 8.63%, 06/01/2027(c)(f)	364,000	351,617
		1,521,741
Drug Retail–0.13%
Walgreens Boots Alliance, Inc.,
3.45%, 06/01/2026(c)	1,115,000	1,073,423
8.13%, 08/15/2029	200,000	198,954
		1,272,377
Education Services–0.06%
Grand Canyon University, 5.13%, 10/01/2028(c)	630,000	591,346
Electric Utilities–0.66%
Alabama Power Co., 3.75%, 09/01/2027	460,000	452,322
Edison International,
4.13%, 03/15/2028	100,000	97,700
5.25%, 11/15/2028	490,000	493,839
8.13%, 06/15/2053(c)(g)	506,000	532,134
7.88%, 06/15/2054(g)	450,000	471,802
Entergy Louisiana LLC, 2.40%, 10/01/2026	230,000	221,193
Eversource Energy, 5.95%, 02/01/2029	100,000	103,901
FirstEnergy Corp., Series B, 3.90%, 07/15/2027	230,000	224,679
Fortis, Inc. (Canada), 3.06%, 10/04/2026	190,000	184,145
National Rural Utilities Cooperative Finance Corp.,
5.45%, 10/30/2025(c)	460,000	464,575
1.00%, 06/15/2026	18,000	17,027
NextEra Energy Operating Partners L.P.,
3.88%, 10/15/2026(f)	800,000	771,854
4.50%, 09/15/2027(f)	125,000	120,106
Pacific Gas and Electric Co.,
3.30%, 12/01/2027	300,000	286,190
3.00%, 06/15/2028	85,000	79,655
6.10%, 01/15/2029	230,000	238,953
Public Service Co. of Colorado, 3.70%, 06/15/2028(c)	690,000	669,850
System Energy Resources, Inc., 6.00%, 04/15/2028	150,000	154,754
Vistra Operations Co. LLC,
5.63%, 02/15/2027(f)	559,000	557,907
5.00%, 07/31/2027(f)	200,000	197,494
Xcel Energy, Inc., 3.35%, 12/01/2026	150,000	145,913
		6,485,993
Electrical Components & Equipment–0.13%
Atkore, Inc., 4.25%, 06/01/2031(c)(f)	420,000	378,924
Emerson Electric Co., 1.80%, 10/15/2027	80,000	74,199
EnerSys, 4.38%, 12/15/2027(f)	600,000	577,808
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Electrical Components & Equipment–(continued)
Regal Rexnord Corp., 6.05%, 02/15/2026	$250,000	$252,696
		1,283,627
Electronic Manufacturing Services–0.04%
Jabil, Inc., 1.70%, 04/15/2026	460,000	438,868
Environmental & Facilities Services–0.08%
Enviri Corp., 5.75%, 07/31/2027(c)(f)	763,000	736,146
Fertilizers & Agricultural Chemicals–0.09%
Consolidated Energy Finance S.A. (Switzerland),
5.63%, 10/15/2028(f)	559,000	456,136
12.00%, 02/15/2031(f)	480,000	468,743
		924,879
Financial Exchanges & Data–0.12%
Coinbase Global, Inc., 3.38%, 10/01/2028(f)	505,000	449,362
Intercontinental Exchange, Inc., 4.00%, 09/15/2027(c)	460,000	453,537
S&P Global, Inc.,
2.45%, 03/01/2027	65,000	62,030
2.70%, 03/01/2029(c)	200,000	184,876
		1,149,805
Food Distributors–0.08%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(f)	707,000	586,065
Sysco Corp., 3.75%, 10/01/2025	230,000	228,186
		814,251
Food Retail–0.06%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 4.63%, 01/15/2027(f)	640,000	628,325
Gas Utilities–0.09%
AmeriGas Partners L.P./AmeriGas Finance Corp.,
5.88%, 08/20/2026	316,000	309,914
9.38%, 06/01/2028(f)	440,000	453,106
Southwest Gas Corp., 5.45%, 03/23/2028	80,000	81,218
		844,238
Health Care Distributors–0.08%
Cencora, Inc., 3.45%, 12/15/2027(c)	500,000	482,840
Owens & Minor, Inc., 6.63%, 04/01/2030(f)	300,000	286,559
		769,399
Health Care Equipment–0.10%
Baxter International, Inc., 2.27%, 12/01/2028(c)	545,000	490,891
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 04/01/2032(f)	280,000	285,005
Principal Amount		Value
Health Care Equipment–(continued)
Smith & Nephew PLC (United Kingdom), 5.15%, 03/20/2027	$230,000	$231,356
		1,007,252
Health Care Facilities–0.10%
HCA, Inc., 5.63%, 09/01/2028(c)	150,000	153,065
LifePoint Health, Inc.,
9.88%, 08/15/2030(f)	267,000	292,400
11.00%, 10/15/2030(c)(f)	349,000	389,468
Universal Health Services, Inc., 1.65%, 09/01/2026	134,000	126,367
		961,300
Health Care REITs–0.10%
MPT Operating Partnership L.P./MPT Finance Corp.,
5.00%, 10/15/2027(c)	500,000	441,612
4.63%, 08/01/2029(c)	557,000	433,765
Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	120,000	120,137
		995,514
Health Care Services–0.29%
CommonSpirit Health,
1.55%, 10/01/2025	64,000	62,169
6.07%, 11/01/2027	460,000	476,332
Community Health Systems, Inc.,
5.63%, 03/15/2027(f)	597,000	582,751
5.25%, 05/15/2030(f)	636,000	555,541
CVS Health Corp.,
2.88%, 06/01/2026	230,000	222,915
4.30%, 03/25/2028(c)	500,000	487,559
Prime Healthcare Services, Inc., 9.38%, 09/01/2029(f)	400,000	406,818
		2,794,085
Health Care Supplies–0.06%
Embecta Corp., 5.00%, 02/15/2030(f)	700,000	634,146
Health Care Technology–0.08%
athenahealth Group, Inc., 6.50%, 02/15/2030(f)	858,000	812,065
Home Furnishings–0.07%
Tempur Sealy International, Inc., 3.88%, 10/15/2031(c)(f)	767,000	668,003
Home Improvement Retail–0.06%
Home Depot, Inc. (The), 2.50%, 04/15/2027	80,000	76,637
Lowe’s Cos., Inc., 4.80%, 04/01/2026	474,000	475,340
		551,977
Homebuilding–0.28%
Beazer Homes USA, Inc., 5.88%, 10/15/2027	305,000	303,749
DR Horton, Inc., 2.60%, 10/15/2025(c)	920,000	902,445
Installed Building Products, Inc., 5.75%, 02/01/2028(f)	300,000	298,084
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Homebuilding–(continued)
Lennar Corp., 4.75%, 11/29/2027	$60,000	$60,055
LGI Homes, Inc., 4.00%, 07/15/2029(f)	508,000	455,278
Taylor Morrison Communities, Inc.,
5.88%, 06/15/2027(f)	640,000	644,099
5.75%, 01/15/2028(f)	100,000	100,105
		2,763,815
Hotel & Resort REITs–0.07%
Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	50,000	49,719
Service Properties Trust,
4.95%, 02/15/2027	197,000	183,665
4.95%, 10/01/2029(c)	505,000	404,103
		637,487
Hotels, Resorts & Cruise Lines–0.15%
Booking Holdings, Inc., 3.55%, 03/15/2028	50,000	48,475
Carnival Corp., 6.65%, 01/15/2028	200,000	203,967
Royal Caribbean Cruises Ltd., 4.25%, 07/01/2026(f)	540,000	530,101
Studio City Co. Ltd. (Macau), 7.00%, 02/15/2027(f)	200,000	201,382
Travel + Leisure Co., 6.60%, 10/01/2025	444,000	447,635
		1,431,560
Housewares & Specialties–0.09%
Newell Brands, Inc.,
6.38%, 09/15/2027(c)	456,000	462,275
6.63%, 09/15/2029(c)	436,000	442,893
		905,168
Human Resource & Employment Services–0.10%
AMN Healthcare, Inc., 4.00%, 04/15/2029(f)	1,015,000	936,325
Independent Power Producers & Energy Traders–0.04%
AES Corp. (The), 5.45%, 06/01/2028(c)	80,000	80,800
Calpine Corp., 4.50%, 02/15/2028(f)	300,000	289,136
		369,936
Industrial Machinery & Supplies & Components–0.01%
Stanley Black & Decker, Inc., 3.40%, 03/01/2026	80,000	78,552
Insurance Brokers–0.09%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(f)	349,000	348,004
Ardonagh Finco Ltd. (United Kingdom), 7.75%, 02/15/2031(f)	400,000	410,476
Willis North America, Inc., 4.65%, 06/15/2027	75,000	74,763
		833,243
Principal Amount		Value
Integrated Oil & Gas–0.09%
Chevron USA, Inc., 1.02%, 08/12/2027	$100,000	$91,440
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 8.63%, 03/15/2029(f)	765,000	785,484
Exxon Mobil Corp., 3.29%, 03/19/2027	50,000	49,019
		925,943
Integrated Telecommunication Services–0.25%
Altice France S.A. (France),
8.13%, 02/01/2027(f)	353,000	292,635
5.13%, 07/15/2029(f)	551,000	412,748
5.50%, 10/15/2029(f)	200,000	149,977
British Telecommunications PLC (United Kingdom), 5.13%, 12/04/2028	400,000	403,827
CommScope LLC, 6.00%, 03/01/2026(f)	329,000	321,583
Consolidated Communications, Inc., 6.50%, 10/01/2028(f)	292,000	277,796
Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(f)	629,000	634,518
		2,493,084
Interactive Home Entertainment–0.02%
Jacobs Entertainment, Inc., 6.75%, 02/15/2029(f)	181,000	178,297
Interactive Media & Services–0.06%
Baidu, Inc. (China), 4.38%, 03/29/2028	300,000	296,413
Nexstar Media, Inc., 5.63%, 07/15/2027(f)	268,000	263,592
		560,005
Internet Services & Infrastructure–0.09%
Arches Buyer, Inc., 4.25%, 06/01/2028(c)(f)	650,000	596,732
Cogent Communications Group, Inc., 3.50%, 05/01/2026(f)	261,000	253,928
		850,660
Investment Banking & Brokerage–0.46%
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/2028	400,000	390,281
Charles Schwab Corp. (The), 6.20%, 11/17/2029(c)(g)	500,000	525,466
Goldman Sachs Group, Inc. (The),
3.85%, 01/26/2027	125,000	122,604
1.54%, 09/10/2027(g)	140,000	131,915
1.95%, 10/21/2027(g)	375,000	354,655
3.62%, 03/15/2028(g)	105,000	102,148
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
6.25%, 05/15/2026	499,000	490,914
5.25%, 05/15/2027(c)	580,000	540,906
4.38%, 02/01/2029(c)	400,000	334,144
Morgan Stanley,
3.63%, 01/20/2027	130,000	127,578
1.59%, 05/04/2027(g)	110,000	104,895
6.30%, 10/18/2028(g)	600,000	625,213
6.41%, 11/01/2029(g)	460,000	484,512
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Multi-Asset Income Fund

Principal Amount		Value
Investment Banking & Brokerage–(continued)
Nomura Holdings, Inc. (Japan), 1.65%, 07/14/2026	$200,000	$189,342
		4,524,573
IT Consulting & Other Services–0.27%
Conduent Business Services LLC/Conduent State & Local Solutions, Inc., 6.00%, 11/01/2029(f)	193,000	183,467
EquipmentShare.com, Inc., 9.00%, 05/15/2028(f)	617,000	638,771
International Business Machines Corp.,
3.45%, 02/19/2026	150,000	147,994
3.30%, 05/15/2026	100,000	98,158
Kyndryl Holdings, Inc.,
2.05%, 10/15/2026	200,000	189,489
2.70%, 10/15/2028(c)	920,000	839,499
Unisys Corp., 6.88%, 11/01/2027(f)	580,000	567,589
		2,664,967
Leisure Facilities–0.10%
Life Time, Inc., 5.75%, 01/15/2026(f)	366,000	366,027
NCL Corp. Ltd., 5.88%, 02/15/2027(f)	634,000	633,771
		999,798
Leisure Products–0.02%
Amer Sports Co. (Finland), 6.75%, 02/16/2031(f)	200,000	203,343
Life & Health Insurance–0.15%
Brighthouse Financial, Inc., 3.70%, 06/22/2027	460,000	445,997
Genworth Holdings, Inc., 6.50%, 06/15/2034	640,000	635,232
Globe Life, Inc., 4.55%, 09/15/2028(c)	400,000	394,804
		1,476,033
Life Sciences Tools & Services–0.04%
IQVIA, Inc., 5.00%, 05/15/2027(f)	419,000	413,983
Managed Health Care–0.01%
Centene Corp., 2.45%, 07/15/2028	60,000	54,052
Marine Transportation–0.03%
Seaspan Corp. (Hong Kong), 5.50%, 08/01/2029(f)	276,000	262,790
Metal, Glass & Plastic Containers–0.04%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.13%, 08/15/2026(f)	143,000	124,558
OI European Group B.V., 4.75%, 02/15/2030(f)	280,000	253,913
		378,471
	Principal Amount	Value
Mortgage REITs–0.02%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/2027(f)	$200,000	$193,782
Movies & Entertainment–0.14%
Live Nation Entertainment, Inc., 6.50%, 05/15/2027(f)	326,000	330,736
Odeon Finco PLC (United Kingdom), 12.75%, 11/01/2027(f)	617,000	650,036
TWDC Enterprises 18 Corp.,
1.85%, 07/30/2026	200,000	191,343
2.95%, 06/15/2027	200,000	192,476
		1,364,591
Multi-Family Residential REITs–0.05%
Mid-America Apartments L.P., 3.60%, 06/01/2027	460,000	449,619
Multi-line Insurance–0.04%
Acrisure LLC/Acrisure Finance, Inc., 7.50%, 11/06/2030(f)	280,000	284,933
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	94,000	95,101
		380,034
Multi-Utilities–0.26%
AEP Texas, Inc., 3.95%, 06/01/2028	700,000	679,531
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(g)	1,037,000	971,844
Sempra, 3.25%, 06/15/2027	920,000	884,276
		2,535,651
Office REITs–0.09%
Boston Properties L.P., 4.50%, 12/01/2028	100,000	97,150
Highwoods Realty L.P., 4.20%, 04/15/2029	260,000	246,773
Office Properties Income Trust, 9.00%, 09/30/2029(f)	635,000	537,117
		881,040
Office Services & Supplies–0.19%
ACCO Brands Corp., 4.25%, 03/15/2029(c)(f)	870,000	799,071
Pitney Bowes, Inc.,
6.88%, 03/15/2027(f)	378,000	374,335
7.25%, 03/15/2029(c)(f)	350,000	345,074
Steelcase, Inc., 5.13%, 01/18/2029(c)	353,000	340,577
		1,859,057
Oil & Gas Drilling–0.12%
Nabors Industries, Inc.,
7.38%, 05/15/2027(c)(f)	290,000	290,446
9.13%, 01/31/2030(c)(f)	483,000	499,242
Rockies Express Pipeline LLC, 7.50%, 07/15/2038(f)	366,000	374,001
		1,163,689
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Oil & Gas Equipment & Services–0.07%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	$155,000	$149,256
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(f)	540,000	562,438
		711,694
Oil & Gas Exploration & Production–0.53%
Baytex Energy Corp. (Canada), 8.50%, 04/30/2030(c)(f)	405,000	412,402
California Resources Corp., 8.25%, 06/15/2029(f)	310,000	313,319
Civitas Resources, Inc., 5.00%, 10/15/2026(f)	297,000	291,933
Comstock Resources, Inc.,
6.75%, 03/01/2029(c)(f)	500,000	479,162
5.88%, 01/15/2030(c)(f)	649,000	593,529
ConocoPhillips Co., 6.95%, 04/15/2029	690,000	756,592
Crescent Energy Finance LLC,
9.25%, 02/15/2028(c)(f)	285,000	299,293
7.63%, 04/01/2032(c)(f)	300,000	296,448
Devon Energy Corp., 5.25%, 10/15/2027	75,000	75,346
Hilcorp Energy I L.P./Hilcorp Finance Co.,
8.38%, 11/01/2033(f)	490,000	512,678
6.88%, 05/15/2034(f)	400,000	383,177
Pioneer Natural Resources Co., 1.13%, 01/15/2026	230,000	221,021
SM Energy Co.,
6.63%, 01/15/2027	293,000	293,170
6.75%, 08/01/2029(c)(f)	300,000	298,385
		5,226,455
Oil & Gas Refining & Marketing–0.11%
HF Sinclair Corp., 5.88%, 04/01/2026	94,000	94,921
NuStar Logistics L.P.,
6.00%, 06/01/2026	422,000	422,626
5.63%, 04/28/2027	555,000	551,108
		1,068,655
Oil & Gas Storage & Transportation–0.55%
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	125,000	125,826
Enbridge, Inc. (Canada), 4.25%, 12/01/2026	230,000	228,114
Energy Transfer L.P.,
4.40%, 03/15/2027	60,000	59,520
5.50%, 06/01/2027	50,000	50,773
4.95%, 06/15/2028	230,000	230,561
ITT Holdings LLC, 6.50%, 08/01/2029(f)	417,000	385,762
New Fortress Energy, Inc., 6.50%, 09/30/2026(c)(f)	617,000	572,025
NGL Energy Operating LLC/NGL Energy Finance Corp.,
8.13%, 02/15/2029(f)	200,000	201,423
8.38%, 02/15/2032(c)(f)	670,000	675,673
ONEOK, Inc., 5.65%, 11/01/2028	100,000	102,736
	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, 03/01/2027(f)	$200,000	$198,648
TransCanada PipeLines Ltd. (Canada), 4.25%, 05/15/2028	300,000	294,469
Venture Global LNG, Inc.,
9.50%, 02/01/2029(f)	636,000	703,372
8.38%, 06/01/2031(c)(f)	746,000	775,426
9.88%, 02/01/2032(f)	712,000	777,612
		5,381,940
Other Specialized REITs–0.02%
EPR Properties, 4.75%, 12/15/2026	75,000	74,358
Iron Mountain, Inc., 4.88%, 09/15/2027(f)	168,000	165,224
		239,582
Other Specialty Retail–0.17%
Bath & Body Works, Inc., 6.69%, 01/15/2027	490,000	502,023
Michaels Cos., Inc. (The), 5.25%, 05/01/2028(c)(f)	237,000	170,839
PetSmart, Inc./PetSmart Finance Corp.,
4.75%, 02/15/2028(f)	452,000	430,185
7.75%, 02/15/2029(f)	372,000	361,462
Victra Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(f)	247,000	249,523
		1,714,032
Packaged Foods & Meats–0.10%
Conagra Brands, Inc., 1.38%, 11/01/2027	300,000	271,588
McCormick & Co., Inc., 3.40%, 08/15/2027	230,000	222,847
TKC Holdings, Inc., 6.88%, 05/15/2028(c)(f)	330,000	325,230
Tyson Foods, Inc., 4.00%, 03/01/2026	127,000	125,639
		945,304
Paper & Plastic Packaging Products & Materials–0.26%
Berry Global, Inc., 1.57%, 01/15/2026	80,000	76,815
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/2026	879,000	873,278
LABL, Inc., 5.88%, 11/01/2028(f)	266,000	247,463
Mauser Packaging Solutions Holding Co., 9.25%, 04/15/2027(f)	205,000	209,824
Sealed Air Corp.,
6.13%, 02/01/2028(f)	184,000	186,085
6.88%, 07/15/2033(c)(f)	430,000	455,902
WRKCo, Inc., 4.65%, 03/15/2026(c)	460,000	458,168
		2,507,535
Paper Products–0.07%
Domtar Corp., 6.75%, 10/01/2028(f)	699,000	639,941
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Multi-Asset Income Fund

Principal Amount		Value
Passenger Airlines–0.32%
Air Canada (Canada), 3.88%, 08/15/2026(f)	$400,000	$387,278
Air Canada Pass-Through Trust (Canada), Series 2020-1, Class C, 10.50%, 07/15/2026(f)	53,000	56,644
Allegiant Travel Co., 7.25%, 08/15/2027(c)(f)	410,000	404,253
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(f)	290,000	289,340
Cargo Aircraft Management, Inc., 4.75%, 02/01/2028(c)(f)	434,000	414,493
JetBlue Airways Corp./JetBlue Loyalty L.P., 9.88%, 09/20/2031(c)(f)	300,000	311,971
Southwest Airlines Co.,
3.00%, 11/15/2026	380,000	366,773
3.45%, 11/16/2027	125,000	119,687
United AirLines, Inc., 4.38%, 04/15/2026(f)	799,000	785,701
		3,136,140
Pharmaceuticals–0.45%
AdaptHealth LLC, 5.13%, 03/01/2030(c)(f)	683,000	626,271
AstraZeneca PLC (United Kingdom), 4.00%, 01/17/2029	920,000	901,804
Bausch Health Cos., Inc., 5.50%, 11/01/2025(f)	465,000	456,893
Bristol-Myers Squibb Co.,
0.75%, 11/13/2025	100,000	96,248
3.45%, 11/15/2027	230,000	224,288
3.90%, 02/20/2028(c)	1,150,000	1,129,146
Cheplapharm Arzneimittel GmbH (Germany), 5.50%, 01/15/2028(f)	400,000	386,221
Organon & Co./Organon Foreign Debt Co-Issuer B.V., 6.75%, 05/15/2034(c)(f)	400,000	401,259
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	134,000	131,871
Viatris, Inc., 2.30%, 06/22/2027	85,000	79,267
		4,433,268
Property & Casualty Insurance–0.05%
Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	75,000	74,703
Hanover Insurance Group, Inc. (The), 4.50%, 04/15/2026	230,000	228,574
Loews Corp., 3.75%, 04/01/2026	190,000	187,805
		491,082
Rail Transportation–0.02%
CSX Corp., 3.25%, 06/01/2027	230,000	223,262
Real Estate Development–0.04%
Forestar Group, Inc., 3.85%, 05/15/2026(f)	388,000	378,507
Principal Amount		Value
Real Estate Services–0.15%
Anywhere Real Estate Group LLC/Anywhere Co-Issuer Corp., 7.00%, 04/15/2030(c)(f)	$614,254	$538,924
Newmark Group, Inc., 7.50%, 01/12/2029	845,000	895,337
		1,434,261
Regional Banks–0.23%
M&T Bank Corp., 7.41%, 10/30/2029(c)(g)	500,000	538,451
Santander Holdings USA, Inc.,
2.49%, 01/06/2028(g)	100,000	94,316
6.50%, 03/09/2029(c)(g)	380,000	391,843
Truist Bank, 3.30%, 05/15/2026	920,000	898,740
Truist Financial Corp., 4.87%, 01/26/2029(g)	100,000	99,653
Verde Purchaser LLC, 10.50%, 11/30/2030(f)	235,000	251,126
		2,274,129
Reinsurance–0.12%
Axis Specialty Finance PLC, 4.00%, 12/06/2027	200,000	194,327
Global Atlantic (Fin) Co., 4.70%, 10/15/2051(f)(g)	992,000	951,876
		1,146,203
Research & Consulting Services–0.04%
Equifax, Inc., 2.60%, 12/15/2025	230,000	224,561
KBR, Inc., 4.75%, 09/30/2028(f)	200,000	191,515
		416,076
Restaurants–0.05%
Darden Restaurants, Inc., 3.85%, 05/01/2027(c)	460,000	450,154
Retail REITs–0.19%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC,
5.75%, 05/15/2026(c)(f)	438,000	434,050
4.50%, 04/01/2027(c)(f)	321,000	309,636
Kite Realty Group L.P., 4.00%, 10/01/2026	400,000	392,484
Necessity Retail REIT, Inc. (The)/American Finance Operating Partner L.P., 4.50%, 09/30/2028(c)(f)	594,000	547,674
Realty Income Corp., 4.88%, 06/01/2026	80,000	80,240
Simon Property Group L.P., 3.30%, 01/15/2026	64,000	62,998
		1,827,082
Security & Alarm Services–0.11%
CoreCivic, Inc.,
4.75%, 10/15/2027	327,000	312,622
8.25%, 04/15/2029(c)	280,000	294,463
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Multi-Asset Income Fund

Principal Amount		Value
Security & Alarm Services–(continued)
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/2026(f)	$514,000	$514,617
		1,121,702
Semiconductors–0.14%
ams-OSRAM AG (Austria), 12.25%, 03/30/2029(f)	279,000	290,015
Intel Corp.,
3.15%, 05/11/2027	230,000	220,637
3.75%, 08/05/2027	300,000	291,085
Skyworks Solutions, Inc., 1.80%, 06/01/2026	600,000	571,182
		1,372,919
Single-Family Residential REITs–0.02%
Tanger Properties L.P., 3.13%, 09/01/2026	230,000	221,465
Soft Drinks & Non-alcoholic Beverages–0.09%
Keurig Dr Pepper, Inc., 2.55%, 09/15/2026	250,000	240,601
PepsiCo Singapore Financing I Pte. Ltd., 4.65%, 02/16/2027	600,000	603,922
		844,523
Specialized Consumer Services–0.04%
Sotheby’s, 7.38%, 10/15/2027(c)(f)	430,000	420,635
Specialized Finance–0.04%
Blackstone Private Credit Fund, 3.25%, 03/15/2027	235,000	222,630
Jefferson Capital Holdings LLC, 6.00%, 08/15/2026(f)	171,000	170,571
		393,201
Specialty Chemicals–0.10%
PPG Industries, Inc., 1.20%, 03/15/2026	67,000	63,864
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(f)	582,000	575,482
WR Grace Holdings LLC, 5.63%, 08/15/2029(f)	400,000	369,857
		1,009,203
Steel–0.15%
ArcelorMittal S.A. (Luxembourg), 4.55%, 03/11/2026	264,000	262,973
Cleveland-Cliffs, Inc.,
6.75%, 04/15/2030(f)	269,000	269,061
4.88%, 03/01/2031(f)	400,000	369,460
7.00%, 03/15/2032(f)	210,000	210,500
Nucor Corp., 3.95%, 05/01/2028	100,000	97,793
SunCoke Energy, Inc., 4.88%, 06/30/2029(f)	300,000	271,171
		1,480,958
Systems Software–0.07%
Gen Digital, Inc., 6.75%, 09/30/2027(f)	294,000	299,288
	Principal Amount	Value
Systems Software–(continued)
McAfee Corp., 7.38%, 02/15/2030(f)	$310,000	$299,123
VMware LLC, 4.65%, 05/15/2027	130,000	129,854
		728,265
Technology Distributors–0.03%
Avnet, Inc.,
4.63%, 04/15/2026	75,000	74,602
6.25%, 03/15/2028	230,000	237,690
		312,292
Technology Hardware, Storage & Peripherals–0.19%
Apple, Inc.,
3.25%, 02/23/2026	150,000	147,952
2.05%, 09/11/2026(c)	750,000	719,979
3.20%, 05/11/2027	135,000	131,549
Western Digital Corp., 4.75%, 02/15/2026	438,000	433,139
Xerox Holdings Corp., 5.50%, 08/15/2028(f)	483,000	396,529
		1,829,148
Telecom Tower REITs–0.21%
American Tower Corp.,
1.30%, 09/15/2025	134,000	129,955
3.65%, 03/15/2027(c)	305,000	297,503
3.55%, 07/15/2027	105,000	101,790
Crown Castle, Inc.,
3.65%, 09/01/2027	230,000	222,693
4.80%, 09/01/2028(c)	460,000	458,064
4.30%, 02/15/2029(c)	400,000	389,402
SBA Communications Corp., 3.88%, 02/15/2027	481,000	465,857
		2,065,264
Tires & Rubber–0.05%
Goodyear Tire & Rubber Co. (The), 4.88%, 03/15/2027(c)	465,000	449,096
Tobacco–0.11%
Altria Group, Inc., 4.40%, 02/14/2026	134,000	133,351
B.A.T Capital Corp. (United Kingdom), 3.22%, 09/06/2026	134,000	130,344
B.A.T. International Finance PLC (United Kingdom), 1.67%, 03/25/2026	460,000	440,557
Philip Morris International, Inc.,
4.88%, 02/15/2028	160,000	160,866
3.13%, 03/02/2028	230,000	219,020
		1,084,138
Trading Companies & Distributors–0.07%
Air Lease Corp., 4.63%, 10/01/2028	90,000	89,106
Herc Holdings, Inc., 5.50%, 07/15/2027(c)(f)	620,000	616,398
		705,504
Transaction & Payment Processing Services–0.11%
Block, Inc., 2.75%, 06/01/2026	276,000	265,985
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12	Invesco Multi-Asset Income Fund

	Principal Amount		Value
Transaction & Payment Processing Services–(continued)
Global Payments, Inc., 2.15%, 01/15/2027		$110,000	$103,969
NCR Atleos Corp., 9.50%, 04/01/2029(f)		615,000	677,395
Western Union Co. (The), 1.35%, 03/15/2026		75,000	71,340
			1,118,689
Water Utilities–0.08%
United Utilities PLC (United Kingdom), 6.88%, 08/15/2028		700,000	748,433
Wireless Telecommunication Services–0.01%
Sprint Capital Corp., 6.88%, 11/15/2028		70,000	75,136
Total U.S. Dollar Denominated Bonds & Notes (Cost $190,619,793)			192,371,941
Non-U.S. Dollar Denominated Bonds & Notes–3.80%(i)
Advertising–0.01%
MMS USA Holdings, Inc. (France), 1.25%, 06/13/2028(f)	EUR	100,000	102,150
Agricultural & Farm Machinery–0.03%
CNH Industrial Finance Europe S.A., 1.63%, 07/03/2029(f)	EUR	330,000	334,097
Apparel, Accessories & Luxury Goods–0.01%
PVH Corp., 3.13%, 12/15/2027(f)	EUR	100,000	107,962
Application Software–0.03%
Dassault Systemes SE (France), 0.13%, 09/16/2026(f)	EUR	300,000	310,082
Automobile Manufacturers–0.18%
American Honda Finance Corp., 0.30%, 07/07/2028	EUR	480,000	471,999
Nissan Motor Co. Ltd. (Japan), 2.65%, 03/17/2026(f)	EUR	560,000	601,853
RCI Banque S.A. (France), 3.88%, 01/12/2029(f)	EUR	200,000	220,834
Volkswagen Financial Services Overseas AG (Germany),
0.13%, 02/12/2027(f)	EUR	90,000	91,440
2.25%, 10/01/2027(f)	EUR	49,000	51,829
Volkswagen Leasing GmbH (Germany),
0.38%, 07/20/2026(f)	EUR	85,000	88,244
4.63%, 03/25/2029(f)	EUR	200,000	226,034
			1,752,233
Automotive Parts & Equipment–0.02%
Daimler Truck International Finance B.V. (Germany), 3.88%, 06/19/2029(f)	EUR	200,000	223,970
Automotive Retail–0.01%
Leasys S.p.A. (Italy), 4.63%, 02/16/2027(f)	EUR	110,000	123,099
Brewers–0.04%
Anheuser-Busch InBev S.A./N.V. (Belgium), 2.00%, 03/17/2028(f)	EUR	100,000	106,247
	Principal Amount		Value
Brewers–(continued)
Carlsberg Breweries A/S (Denmark),
3.50%, 11/26/2026(f)	EUR	110,000	$121,067
0.88%, 07/01/2029(f)	EUR	110,000	108,160
			335,474
Broadcasting–0.03%
Discovery Communications LLC, 1.90%, 03/19/2027	EUR	110,000	116,762
TDF Infrastructure S.A.S.U. (France), 2.50%, 04/07/2026(f)	EUR	200,000	215,977
			332,739
Cable & Satellite–0.01%
SES S.A. (Luxembourg), 1.63%, 03/22/2026(f)	EUR	120,000	127,509
Casinos & Gaming–0.01%
Codere Finance 2 (Luxembourg) S.A. (Spain), 3.00% PIK Rate, 8.00% Cash Rate, 09/30/2026(f)(h)	EUR	216,503	105,976
Commercial & Residential Mortgage Finance–0.04%
Aareal Bank AG (Germany), 0.50%, 04/07/2027(f)	EUR	100,000	101,654
Berlin Hyp AG (Germany), 0.38%, 01/25/2027(f)	EUR	300,000	309,066
			410,720
Construction Machinery & Heavy Transportation Equipment– 0.03%
Knorr-Bremse AG (Germany), 3.25%, 09/21/2027(f)	EUR	300,000	329,097
Construction Materials–0.04%
Danfoss Finance I B.V. (Denmark), 0.38%, 10/28/2028(f)	EUR	100,000	97,120
Heidelberg Materials Finance (Luxembourg) S.A. (Germany), 1.63%, 04/07/2026(f)	EUR	60,000	64,195
Holcim Finance (Luxembourg) S.A. (Switzerland), 0.50%, 11/29/2026(f)	EUR	200,000	207,286
			368,601
Consumer Electronics–0.04%
Whirlpool Finance (Luxembourg) S.a.r.l., 1.10%, 11/09/2027	EUR	340,000	347,426
Consumer Finance–0.07%
CA Auto Bank S.p.A. (Italy), 4.38%, 06/08/2026(f)	EUR	200,000	221,121
General Motors Financial Co., Inc., 0.65%, 09/07/2028(f)	EUR	480,000	474,031
			695,152
Diversified Banks–1.11%
ANZ New Zealand (Int’l) Ltd. (New Zealand), 0.20%, 09/23/2027(f)	EUR	230,000	231,606
ASB Bank Ltd. (New Zealand), 0.25%, 09/08/2028(f)	EUR	200,000	195,699
Banco BPM S.p.A. (Italy), 4.63%, 11/29/2027(f)	EUR	300,000	339,178
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13	Invesco Multi-Asset Income Fund

	Principal Amount		Value
Diversified Banks–(continued)
Banco Santander S.A. (Spain),
3.13%, 01/19/2027(f)	EUR	100,000	$108,771
3.88%, 04/22/2029(f)	EUR	200,000	221,826
Bank of America Corp., 0.58%, 08/24/2028(f)(g)	EUR	230,000	233,387
Bankinter S.A. (Spain), 0.88%, 07/08/2026(f)	EUR	100,000	105,132
Banque Federative du Credit Mutuel S.A. (France),
2.13%, 09/12/2026(f)	EUR	100,000	106,399
1.63%, 11/15/2027(f)	EUR	200,000	206,457
3.88%, 01/26/2028(f)	EUR	300,000	332,029
4.13%, 03/13/2029(f)	EUR	100,000	112,911
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG (Austria), 0.38%, 09/03/2027(f)	EUR	200,000	201,113
BNP Paribas S.A. (France),
1.50%, 11/17/2025(f)	EUR	340,000	365,302
2.88%, 10/01/2026(f)	EUR	100,000	108,260
0.25%, 04/13/2027(f)(g)	EUR	100,000	104,426
0.50%, 02/19/2028(f)(g)	EUR	300,000	306,750
1.50%, 05/25/2028(f)	EUR	220,000	228,875
Ceska sporitelna A.S. (Czech Republic), 5.94%, 06/29/2027(f)(g)	EUR	300,000	339,445
Citigroup, Inc., 1.50%, 07/24/2026(f)(g)	EUR	320,000	344,550
Credit Agricole S.A. (France), 1.13%, 02/24/2029(f)	EUR	200,000	200,639
Hamburg Commercial Bank AG (Germany),
4.88%, 03/30/2027(f)	EUR	220,000	247,021
4.75%, 05/02/2029(f)	EUR	200,000	227,966
ING Groep N.V. (Netherlands), 2.00%, 09/20/2028(f)	EUR	200,000	208,469
Intesa Sanpaolo S.p.A. (Italy), 4.50%, 10/02/2025(f)	EUR	310,000	341,884
Lloyds Bank Corporate Markets PLC (United Kingdom), 4.13%, 05/30/2027(f)	EUR	200,000	223,546
Mediobanca Banca di Credito Finanziario S.p.A. (Italy), 0.88%, 01/15/2026(f)	EUR	250,000	265,054
Muenchener Hypothekenbank eG (Germany), 0.88%, 09/12/2025(f)	EUR	100,000	106,494
NatWest Group PLC (United Kingdom),
4.07%, 09/06/2028(f)(g)	EUR	200,000	222,938
0.67%, 09/14/2029(f)(g)	EUR	100,000	98,374
NIBC Bank N.V. (Netherlands), 0.25%, 09/09/2026(f)	EUR	100,000	103,311
Nordea Bank Abp (Finland), 3.38%, 06/11/2029(f)	EUR	110,000	121,528
OP Corporate Bank PLC (Finland), 0.60%, 01/18/2027	EUR	100,000	103,241
Raiffeisen Bank International AG (Austria), 5.75%, 01/27/2028(f)	EUR	200,000	232,380
Raiffeisen Schweiz Genossenschaft (Switzerland), 5.23%, 11/01/2027(f)	EUR	400,000	459,630
	Principal Amount		Value
Diversified Banks–(continued)
Skandinaviska Enskilda Banken AB (Sweden), 0.75%, 08/09/2027(f)	EUR	343,000	$351,259
Societe Generale S.A. (France), 4.25%, 09/28/2026(f)	EUR	300,000	334,108
SpareBank 1 Oestlandet (Norway), 0.13%, 03/03/2028(f)	EUR	100,000	98,745
Standard Chartered PLC (United Kingdom),
0.90%, 07/02/2027(f)(g)	EUR	100,000	104,969
0.80%, 11/17/2029(f)(g)	EUR	480,000	471,074
Svenska Handelsbanken AB (Sweden), 0.13%, 11/03/2026(f)	EUR	110,000	113,387
Swedbank AB (Sweden),
0.25%, 11/02/2026(f)	EUR	110,000	113,874
0.30%, 05/20/2027(f)(g)	EUR	100,000	104,348
2.10%, 05/25/2027(f)	EUR	220,000	235,470
4.13%, 11/13/2028(f)	EUR	200,000	226,891
Virgin Money UK PLC (United Kingdom), 4.63%, 10/29/2028(f)(g)	EUR	300,000	338,770
Wells Fargo & Co., 1.38%, 10/26/2026(f)	EUR	390,000	411,432
Westpac Banking Corp. (Australia), 1.45%, 07/17/2028(f)	EUR	200,000	205,589
Westpac Securities NZ Ltd. (New Zealand), 0.43%, 12/14/2026(f)	EUR	340,000	351,575
			10,816,082
Diversified Capital Markets–0.24%
Deutsche Bank AG (Germany), 2.63%, 02/12/2026(f)	EUR	300,000	324,242
Macquarie Group Ltd. (Australia),
0.63%, 02/03/2027(f)	EUR	100,000	103,238
0.94%, 01/19/2029(f)	EUR	410,000	404,737
Santander Consumer Finance S.A. (Spain),
0.50%, 01/14/2027(f)	EUR	400,000	412,415
3.75%, 01/17/2029(f)	EUR	400,000	444,199
UBS Group AG (Switzerland),
0.25%, 02/24/2028(f)	EUR	240,000	237,158
0.25%, 11/05/2028(f)(g)	EUR	200,000	199,007
7.75%, 03/01/2029(f)(g)	EUR	200,000	247,077
			2,372,073
Diversified Chemicals–0.07%
BASF SE (Germany),
0.88%, 11/15/2027(f)	EUR	100,000	102,964
3.13%, 06/29/2028(f)	EUR	100,000	109,659
LANXESS AG (Germany), 1.75%, 03/22/2028(f)	EUR	500,000	513,079
			725,702
Diversified Financial Services–0.06%
JAB Holdings B.V. (Luxembourg), 1.00%, 12/20/2027(f)	EUR	200,000	204,365
NatWest Markets PLC (United Kingdom), 3.63%, 01/09/2029(f)	EUR	100,000	110,904
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14	Invesco Multi-Asset Income Fund

	Principal Amount		Value
Diversified Financial Services–(continued)
Nykredit Realkredit A/S (Denmark), 4.00%, 07/17/2028(f)	EUR	200,000	$222,611
			537,880
Diversified Metals & Mining–0.01%
Glencore Capital Finance DAC (Australia), 0.75%, 03/01/2029(f)	EUR	110,000	107,222
Diversified REITs–0.02%
Icade S.A. (France), 1.75%, 06/10/2026(f)	EUR	200,000	213,221
Electric Utilities–0.17%
Acciona Energia Financiacion Filiales S.A. (Spain), 0.38%, 10/07/2027(f)	EUR	200,000	201,625
AusNet Services Holdings Pty. Ltd. (Australia), 1.50%, 02/26/2027(f)	EUR	100,000	105,297
Duke Energy Corp., 3.10%, 06/15/2028	EUR	110,000	119,117
EDP Finance B.V. (Portugal),
0.38%, 09/16/2026(f)	EUR	110,000	113,912
1.50%, 11/22/2027(f)	EUR	100,000	104,303
Elenia Verkko OYJ (Finland), 0.38%, 02/06/2027(f)	EUR	470,000	479,060
SSE PLC (United Kingdom), 0.88%, 09/06/2025(f)	EUR	540,000	578,562
			1,701,876
Electronic Components–0.05%
Corning, Inc., 3.88%, 05/15/2026	EUR	420,000	461,493
Food Retail–0.01%
Alimentation Couche-Tard, Inc. (Canada), 1.88%, 05/06/2026(f)	EUR	100,000	106,607
Gas Utilities–0.04%
Italgas S.p.A. (Italy), 1.63%, 01/19/2027(f)	EUR	100,000	105,875
Snam S.p.A. (Italy), 3.38%, 02/19/2028(f)	EUR	250,000	274,496
			380,371
Health Care Equipment–0.06%
Baxter International, Inc., 1.30%, 05/15/2029	EUR	110,000	109,958
Boston Scientific Corp., 0.63%, 12/01/2027	EUR	500,000	507,315
			617,273
Health Care Services–0.07%
Fresenius Finance Ireland PLC (Germany), 0.50%, 10/01/2028(f)	EUR	220,000	216,530
Fresenius Medical Care AG (Germany),
0.63%, 11/30/2026(f)	EUR	30,000	31,133
3.88%, 09/20/2027(f)	EUR	360,000	400,609
			648,272
	Principal Amount		Value
Highways & Railtracks–0.04%
Autostrade per l’Italia S.p.A. (Italy),
1.75%, 06/26/2026(f)	EUR	217,000	$231,692
2.00%, 12/04/2028(f)	EUR	100,000	103,157
			334,849
Household Products–0.01%
Procter & Gamble Co. (The), 4.88%, 05/11/2027	EUR	75,000	85,771
Human Resource & Employment Services–0.03%
Randstad N.V. (Netherlands), 3.61%, 03/12/2029(f)	EUR	220,000	241,814
Industrial Conglomerates–0.04%
Honeywell International, Inc., 2.25%, 02/22/2028	EUR	170,000	181,572
Smiths Group PLC (United Kingdom), 2.00%, 02/23/2027(f)	EUR	200,000	212,109
			393,681
Industrial Machinery & Supplies & Components–0.10%
Highland Holdings S.a.r.l., 0.32%, 12/15/2026	EUR	270,000	278,336
Sandvik AB (Sweden), 0.38%, 11/25/2028(f)	EUR	110,000	107,505
SKF AB (Sweden), 3.13%, 09/14/2028(f)	EUR	500,000	546,766
			932,607
Integrated Oil & Gas–0.12%
BP Capital Markets PLC, 1.59%, 07/03/2028(f)	EUR	450,000	465,501
Eni S.p.A. (Italy),
1.25%, 05/18/2026(f)	EUR	100,000	106,068
1.50%, 01/17/2027(f)	EUR	421,000	444,758
Shell International Finance B.V., 2.50%, 03/24/2026	EUR	100,000	108,356
			1,124,683
Integrated Telecommunication Services–0.02%
Telefonica Emisiones S.A. (Spain), 1.50%, 09/11/2025(f)	EUR	200,000	215,021
Investment Banking & Brokerage–0.02%
Goldman Sachs Group, Inc. (The), 0.25%, 01/26/2028(f)	EUR	72,000	71,919
Morgan Stanley, 4.66%, 03/02/2029(g)	EUR	110,000	124,882
			196,801
IT Consulting & Other Services–0.04%
DXC Technology Co., 1.75%, 01/15/2026	EUR	200,000	213,850
International Business Machines Corp.,
1.25%, 01/29/2027	EUR	100,000	105,067
1.50%, 05/23/2029	EUR	110,000	112,333
			431,250
Life & Health Insurance–0.05%
Athene Global Funding, 0.37%, 09/10/2026(f)	EUR	300,000	310,579
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15	Invesco Multi-Asset Income Fund

	Principal Amount		Value
Life & Health Insurance–(continued)
New York Life Global Funding, 0.25%, 01/23/2027(f)	EUR	200,000	$205,608
			516,187
Life Sciences Tools & Services–0.04%
Thermo Fisher Scientific, Inc., 0.50%, 03/01/2028	EUR	410,000	413,088
Multi-Sector Holdings–0.04%
Berkshire Hathaway, Inc.,
1.13%, 03/16/2027	EUR	100,000	105,100
2.15%, 03/15/2028	EUR	220,000	234,808
			339,908
Multi-Utilities–0.03%
Cadent Finance PLC (United Kingdom), 4.25%, 07/05/2029(f)	EUR	220,000	248,229
Oil & Gas Exploration & Production–0.03%
APA Infrastructure Ltd. (Australia), 2.00%, 03/22/2027(f)	EUR	100,000	105,941
Wintershall Dea Finance B.V. (Germany), 1.33%, 09/25/2028(f)	EUR	200,000	200,000
			305,941
Oil & Gas Storage & Transportation–0.02%
Vier Gas Transport GmbH (Germany), 1.50%, 09/25/2028(f)	EUR	200,000	205,076
Packaged Foods & Meats–0.07%
General Mills, Inc., 0.13%, 11/15/2025	EUR	270,000	285,896
JDE Peet’s N.V. (Netherlands), 0.63%, 02/09/2028(f)	EUR	350,000	350,212
			636,108
Paper & Plastic Packaging Products & Materials–0.02%
Amcor UK Finance PLC (Australia), 1.13%, 06/23/2027	EUR	200,000	207,249
Passenger Airlines–0.08%
Deutsche Lufthansa AG (Germany), 2.88%, 05/16/2027(f)	EUR	300,000	322,423
easyJet FinCo B.V. (United Kingdom), 1.88%, 03/03/2028(f)	EUR	400,000	414,456
			736,879
Passenger Ground Transportation–0.07%
Ayvens S.A. (France), 4.75%, 10/13/2025(f)	EUR	500,000	553,480
Motability Operations Group PLC (United Kingdom), 3.63%, 07/24/2029(f)	EUR	110,000	121,559
			675,039
Pharmaceuticals–0.05%
Merck & Co., Inc., 1.88%, 10/15/2026	EUR	400,000	428,217
	Principal Amount		Value
Pharmaceuticals–(continued)
Merck Financial Services GmbH (Germany), 0.38%, 07/05/2027(f)	EUR	100,000	$102,277
			530,494
Precious Metals & Minerals–0.01%
Anglo American Capital PLC (South Africa), 1.63%, 03/11/2026(f)	EUR	100,000	106,873
Rail Transportation–0.05%
Aurizon Network Pty. Ltd. (Australia), 3.13%, 06/01/2026(f)	EUR	207,000	225,702
Holding dInfrastructures de Transport S.A.S.U. (France), 2.50%, 05/04/2027(f)	EUR	200,000	214,159
			439,861
Real Estate Development–0.01%
Prologis International Funding II S.A. (Luxembourg), 0.88%, 07/09/2029(f)	EUR	125,000	120,855
Regional Banks–0.04%
Credit Mutuel Arkea S.A. (France),
0.88%, 05/07/2027(f)	EUR	100,000	103,319
0.38%, 10/03/2028(f)	EUR	100,000	97,755
SpareBank 1 SMN (Norway),
3.13%, 12/22/2025(f)	EUR	100,000	109,143
0.01%, 02/18/2028(f)	EUR	100,000	98,872
			409,089
Renewable Electricity–0.02%
EP Infrastructure A.S. (Czech Republic), 1.70%, 07/30/2026(f)	EUR	110,000	115,547
Southern Power Co., 1.85%, 06/20/2026	EUR	100,000	107,028
			222,575
Retail REITs–0.02%
Mercialys S.A. (France), 2.50%, 02/28/2029(f)	EUR	200,000	208,793
Security & Alarm Services–0.02%
Securitas Treasury Ireland DAC (Sweden), 4.38%, 03/06/2029(f)	EUR	200,000	225,450
Self-Storage REITs–0.01%
Goodman Australia Finance Pty. Ltd. (Australia), 1.38%, 09/27/2025(f)	EUR	100,000	107,005
Soft Drinks & Non-alcoholic Beverages–0.03%
Coca-Cola Co. (The), 0.13%, 03/15/2029	EUR	220,000	212,663
Coca-Cola Europacific Partners PLC (United Kingdom), 0.20%, 12/02/2028(f)	EUR	110,000	106,851
			319,514
Specialty Chemicals–0.04%
Brenntag Finance B.V. (Germany), 1.13%, 09/27/2025(f)	EUR	400,000	428,570
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16	Invesco Multi-Asset Income Fund

	Principal Amount		Value
Telecom Tower REITs–0.05%
American Tower Corp., 1.95%, 05/22/2026	EUR	440,000	$471,065
Tobacco–0.05%
B.A.T. International Finance PLC (United Kingdom), 3.13%, 03/06/2029(f)	EUR	325,000	352,220
Imperial Brands Finance PLC (United Kingdom), 3.38%, 02/26/2026(f)	EUR	100,000	109,173
			461,393
Transaction & Payment Processing Services–0.02%
Euronet Worldwide, Inc., 1.38%, 05/22/2026	EUR	100,000	105,180
Visa, Inc., 2.00%, 06/15/2029	EUR	110,000	115,319
			220,499
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $36,341,751)			37,206,576

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Fannie Mae REMICs, IO, 4.76%(9.80% - (30 Day Average SOFR + 0.11%)), 03/17/2031 (Cost $0)(j)(k)		$2	0
Shares		Value
Money Market Funds–1.26%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(b)(l)	4,328,801	$4,328,801
Invesco Treasury Portfolio, Institutional Class, 4.73%(b)(l)	8,046,927	8,046,927
Total Money Market Funds (Cost $12,375,728)		12,375,728
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.05% (Cost $964,119,430)		970,197,479
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.70%
Invesco Private Government Fund, 4.84%(b)(l)(m)	18,198,442	18,198,442
Invesco Private Prime Fund, 4.99%(b)(l)(m)	47,417,437	47,431,662
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $65,633,657)		65,630,104
TOTAL INVESTMENTS IN SECURITIES–105.75% (Cost $1,029,753,087)		1,035,827,583
OTHER ASSETS LESS LIABILITIES—(5.75)%		(56,283,407)
NET ASSETS–100.00%		$979,544,176
Investment Abbreviations:
ETF	– Exchange-Traded Fund
EUR	– Euro
IO	– Interest Only
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Invesco MSCI EAFE Income Advantage ETF	$-	$105,777,730	$(4,319,668)	$(566,273)	$13,648	$100,905,437	$1,465,676
Invesco NASDAQ 100 ETF	-	81,010,324	(84,044,188)	-	3,033,864	-	127,320
Invesco QQQ Income Advantage ETF	-	103,870,379	(3,449,154)	2,201,711	(130,036)	102,492,900	2,686,326
Invesco S&P 500 Equal Weight ETF	-	187,121,431	(190,343,384)	-	3,221,953	-	745,021
Invesco S&P 500 Equal Weight Income Advantage ETF	-	244,888,907	(5,736,850)	5,927,743	(9,200)	245,070,600	5,789,149
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	54,873,700	188,132,722	(238,677,621)	-	-	4,328,801	2,454,195
Invesco Liquid Assets Portfolio, Institutional Class	39,204,104	126,315,673	(165,518,898)	(7,497)	6,618	-	1,709,056
Invesco Treasury Portfolio, Institutional Class	62,712,800	252,718,850	(307,384,723)	-	-	8,046,927	2,883,483
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17	Invesco Multi-Asset Income Fund

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$14,854,024	$309,788,760	$(306,444,342)	$-	$-	$18,198,442	$1,125,183*
Invesco Private Prime Fund	38,687,262	648,965,206	(640,222,806)	(4,861)	6,861	47,431,662	3,044,365*
Total	$210,331,890	$2,248,589,982	$(1,946,141,634)	$7,550,823	$6,143,708	$526,474,769	$22,029,774

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	All or a portion of this security was out on loan at October 31, 2024.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $123,040,979, which represented 12.56% of the Fund’s Net Assets.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2024.
(l)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(m)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini Russell 2000 Index	18	December-2024	$1,987,740	$8,884	$8,884
E-Mini S&P 500 Index	6	December-2024	1,721,550	35,092	35,092
EURO STOXX 50 Index	58	December-2024	3,049,746	(27,620)	(27,620)
FTSE 100 Index	26	December-2024	2,724,635	(81,921)	(81,921)
MSCI Emerging Markets Index	620	December-2024	34,921,500	829,501	829,501
Tokyo Stock Price Index	29	December-2024	5,142,853	298,724	298,724
Subtotal				1,062,660	1,062,660
Interest Rate Risk
Euro-Bund	11	December-2024	1,577,020	(26,609)	(26,609)
Long Gilt	12	December-2024	1,455,119	(73,226)	(73,226)
U.S. Treasury 2 Year Notes	127	December-2024	26,155,055	(247,994)	(247,994)
U.S. Treasury 5 Year Notes	251	December-2024	26,915,828	(620,559)	(620,559)
U.S. Treasury 10 Year Notes	56	December-2024	6,186,250	(193,071)	(193,071)
U.S. Treasury 10 Year Ultra Notes	4	December-2024	455,000	(9,476)	(9,476)
U.S. Treasury Long Bonds	8	December-2024	943,750	(49,262)	(49,262)
U.S. Treasury Ultra Bonds	2	December-2024	251,250	(17,083)	(17,083)
Subtotal				(1,237,280)	(1,237,280)
Subtotal—Long Futures Contracts				(174,620)	(174,620)
Short Futures Contracts
Interest Rate Risk
Euro-Bobl	63	December-2024	(8,096,612)	54,040	54,040
Euro-Schatz	256	December-2024	(29,667,551)	24,666	24,666
Subtotal—Short Futures Contracts				78,706	78,706
Total Futures Contracts				$(95,914)	$(95,914)

(a)	Futures contracts collateralized by $2,581,000 cash held with Goldman Sachs International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18	Invesco Multi-Asset Income Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
11/25/2024	Citibank, N.A.	EUR	42,026,000	USD	46,256,560	$503,418
11/25/2024	J.P. Morgan Chase Bank, N.A.	EUR	1,204,000	USD	1,344,835	34,057
11/25/2024	Merrill Lynch International	USD	49,996	EUR	46,000	83
11/25/2024	State Street Bank & Trust Co.	EUR	110,000	USD	123,186	3,430
Subtotal—Appreciation						540,988
Currency Risk
11/25/2024	Barclays Bank PLC	USD	146,082	EUR	131,000	(3,464)
11/25/2024	Citibank, N.A.	USD	8,634,663	EUR	7,758,000	(188,633)
11/25/2024	Goldman Sachs International	USD	59,103	EUR	53,000	(1,403)
11/25/2024	J.P. Morgan Chase Bank, N.A.	EUR	302,000	USD	327,997	(786)
11/25/2024	J.P. Morgan Chase Bank, N.A.	USD	373,917	EUR	335,000	(9,206)
11/25/2024	Merrill Lynch International	USD	488,497	EUR	440,000	(9,475)
Subtotal—Depreciation						(212,967)
Total Forward Foreign Currency Contracts						$328,021

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 42, Version 1	Sell	5.00%	Quarterly	06/20/2029	3.103%	USD	2,510,000	$155,758	$183,396	$27,638

(a)	Swaps are collateralized by $172,837 cash held with Merrill Lynch International, the Counterparty.
(b)	Implied credit spreads represent the current level, as of October 31, 2024, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:
EUR	—Euro
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19	Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $510,837,947)*	$509,352,814
Investments in affiliates, at value (Cost $518,915,140)	526,474,769
Other investments:
Variation margin receivable—centrally cleared swap agreements	270,443
Unrealized appreciation on forward foreign currency contracts outstanding	540,988
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	2,581,000
Cash collateral — centrally cleared swap agreements	172,837
Cash	493,745
Foreign currencies, at value (Cost $483,793)	480,334
Receivable for:
Investments sold	143,419
Fund shares sold	44,132
Dividends	256,279
Interest	6,752,595
Investments matured, at value (Cost $1,618,563)	0
Investment for trustee deferred compensation and retirement plans	177,021
Other assets	38,290
Total assets	1,047,778,666
Liabilities:
Other investments:
Variation margin payable — futures contracts	367,664
Unrealized depreciation on forward foreign currency contracts outstanding	212,967
Payable for:
Investments purchased	493,745
Dividends	7
Fund shares reacquired	640,159
Collateral upon return of securities loaned	65,633,657
Accrued fees to affiliates	413,892
Accrued trustees’ and officers’ fees and benefits	1,725
Accrued other operating expenses	252,959
Trustee deferred compensation and retirement plans	217,715
Total liabilities	68,234,490
Net assets applicable to shares outstanding	$979,544,176
Net assets consist of:
Shares of beneficial interest	$1,698,914,994
Distributable earnings (loss)	(719,370,818)
$979,544,176
Net Assets:
Class A	$803,329,540
Class C	$49,628,648
Class R	$23,769,272
Class Y	$96,045,628
Class R5	$9,581
Class R6	$6,761,507
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	101,552,917
Class C	6,276,044
Class R	3,002,438
Class Y	12,132,225
Class R5	1,212
Class R6	853,533
Class A:
Net asset value per share	$7.91
Maximum offering price per share (Net asset value of $7.91 ÷ 94.50%)	$8.37
Class C:
Net asset value and offering price per share	$7.91
Class R:
Net asset value and offering price per share	$7.92
Class Y:
Net asset value and offering price per share	$7.92
Class R5:
Net asset value and offering price per share	$7.91
Class R6:
Net asset value and offering price per share	$7.92

*	At October 31, 2024, securities with an aggregate value of $63,329,403 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20	Invesco Multi-Asset Income Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$52,642,086
Dividends (net of foreign withholding taxes of $767)	2,998,665
Dividends from affiliated money market funds (includes net securities lending income of $367,068)	18,227,294
Total investment income	73,868,045
Expenses:
Advisory fees	4,922,407
Administrative services fees	148,742
Custodian fees	98,028
Distribution fees:
Class A	1,902,769
Class C	579,187
Class R	119,545
Transfer agent fees — A, C, R and Y	1,365,005
Transfer agent fees — R5	7
Transfer agent fees — R6	6,985
Trustees’ and officers’ fees and benefits	42,090
Registration and filing fees	97,268
Licensing fees	93,915
Reports to shareholders	137,652
Professional services fees	86,736
Other	23,755
Total expenses	9,624,091
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(436,355)
Net expenses	9,187,736
Net investment income	64,680,309
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(66,742,681)
Affiliated investment securities	6,143,708
Foreign currencies	(482,524)
Forward foreign currency contracts	(83,496)
Futures contracts	2,078,574
Swap agreements	141,801
(58,944,618)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	144,851,593
Affiliated investment securities	7,550,823
Foreign currencies	22,540
Forward foreign currency contracts	(14,386)
Futures contracts	(1,624,219)
Swap agreements	48,366
150,834,717
Net realized and unrealized gain	91,890,099
Net increase in net assets resulting from operations	$156,570,408
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21	Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$64,680,309	$77,145,429
Net realized gain (loss)	(58,944,618)	(63,118,839)
Change in net unrealized appreciation	150,834,717	35,395,133
Net increase in net assets resulting from operations	156,570,408	49,421,723
Distributions to shareholders from distributable earnings:
Class A	(51,337,239)	(58,444,286)
Class C	(3,215,453)	(4,626,634)
Class R	(1,437,462)	(1,605,955)
Class Y	(7,955,082)	(11,320,083)
Class R5	(627)	(1,985)
Class R6	(1,534,995)	(3,499,023)
Total distributions from distributable earnings	(65,480,858)	(79,497,966)
Share transactions–net:
Class A	(46,557,961)	(49,251,490)
Class C	(17,339,832)	(21,038,526)
Class R	(460,266)	(525,326)
Class Y	(59,647,284)	(24,691,098)
Class R5	—	(55,170)
Class R6	(38,399,012)	(6,897,140)
Net increase (decrease) in net assets resulting from share transactions	(162,404,355)	(102,458,750)
Net increase (decrease) in net assets	(71,314,805)	(132,534,993)
Net assets:
Beginning of year	1,050,858,981	1,183,393,974
End of year	$979,544,176	$1,050,858,981
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22	Invesco Multi-Asset Income Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$7.26	$0.49	$0.65	$1.14	$(0.49)	$7.91	16.04%(d)	$803,330	0.86%(d)	0.91%(d)	6.22%(d)	162%
Year ended 10/31/23	7.49	0.51	(0.21)	0.30	(0.53)	7.26	3.87(d)	780,788	0.79(d)	0.85(d)	6.69(d)	54
Year ended 10/31/22	9.75	0.50	(2.21)	(1.71)	(0.55)	7.49	(18.16)(d)	852,899	0.82(d)	0.87(d)	5.68(d)	94
Year ended 10/31/21	9.26	0.48	0.59	1.07	(0.58)	9.75	11.73(d)	1,178,389	0.82(d)	0.91(d)	4.93(d)	53
Year ended 10/31/20	10.79	0.58	(1.55)	(0.97)	(0.56)	9.26	(8.97)(d)	1,209,154	0.82(d)	0.92(d)	6.13(d)	117
Class C
Year ended 10/31/24	7.26	0.43	0.65	1.08	(0.43)	7.91	15.16	49,629	1.63	1.68	5.45	162
Year ended 10/31/23	7.49	0.45	(0.21)	0.24	(0.47)	7.26	3.08	61,668	1.56	1.62	5.92	54
Year ended 10/31/22	9.75	0.43	(2.21)	(1.78)	(0.48)	7.49	(18.80)	84,143	1.59	1.64	4.91	94
Year ended 10/31/21	9.26	0.40	0.60	1.00	(0.51)	9.75	10.89	147,030	1.59	1.68	4.16	53
Year ended 10/31/20	10.78	0.51	(1.54)	(1.03)	(0.49)	9.26	(9.58)	210,967	1.59	1.69	5.36	117
Class R
Year ended 10/31/24	7.27	0.47	0.65	1.12	(0.47)	7.92	15.72	23,769	1.13	1.18	5.95	162
Year ended 10/31/23	7.49	0.49	(0.20)	0.29	(0.51)	7.27	3.73	22,241	1.06	1.12	6.42	54
Year ended 10/31/22	9.76	0.47	(2.22)	(1.75)	(0.52)	7.49	(18.47)	23,452	1.09	1.14	5.41	94
Year ended 10/31/21	9.27	0.45	0.59	1.04	(0.55)	9.76	11.43	47,214	1.09	1.18	4.66	53
Year ended 10/31/20	10.78	0.55	(1.52)	(0.97)	(0.54)	9.27	(9.02)	55,930	1.09	1.19	5.86	117
Class Y
Year ended 10/31/24	7.27	0.50	0.66	1.16	(0.51)	7.92	16.30	96,046	0.63	0.68	6.45	162
Year ended 10/31/23	7.49	0.53	(0.20)	0.33	(0.55)	7.27	4.26	143,870	0.56	0.62	6.92	54
Year ended 10/31/22	9.76	0.52	(2.22)	(1.70)	(0.57)	7.49	(18.05)	172,528	0.59	0.64	5.91	94
Year ended 10/31/21	9.27	0.50	0.59	1.09	(0.60)	9.76	11.99	274,095	0.59	0.68	5.16	53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	9.27	(8.65)	360,565	0.59	0.69	6.36	117
Class R5
Year ended 10/31/24	7.26	0.51	0.66	1.17	(0.52)	7.91	16.41	10	0.59	0.61	6.49	162
Year ended 10/31/23	7.49	0.54	(0.22)	0.32	(0.55)	7.26	4.13	9	0.53	0.58	6.95	54
Year ended 10/31/22	9.75	0.52	(2.21)	(1.69)	(0.57)	7.49	(17.97)	63	0.59	0.62	5.91	94
Year ended 10/31/21	9.27	0.50	0.58	1.08	(0.60)	9.75	11.89	78	0.59	0.60	5.16	53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	9.27	(8.63)	85	0.59	0.63	6.36	117
Class R6
Year ended 10/31/24	7.27	0.51	0.66	1.17	(0.52)	7.92	16.40	6,762	0.55	0.57	6.53	162
Year ended 10/31/23	7.49	0.54	(0.21)	0.33	(0.55)	7.27	4.32	42,283	0.49	0.51	6.99	54
Year ended 10/31/22	9.76	0.52	(2.22)	(1.70)	(0.57)	7.49	(18.01)	50,310	0.54	0.55	5.96	94
Year ended 10/31/21	9.27	0.51	0.59	1.10	(0.61)	9.76	12.05	64,850	0.54	0.55	5.21	53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	9.27	(8.59)	65,618	0.53	0.54	6.42	117

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,279,950,104 in connection with the acquisition of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund into the Fund.
(d)	The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for Class A for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23	Invesco Multi-Asset Income Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to provide current income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or
24	Invesco Multi-Asset Income Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Equity-Linked Notes – The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund or an index or basket of securities (underlying securities)) and one or more related equity derivatives, such as put or call options, or a combination thereof. Unlike a direct investment in equity securities, ELNs have a maturity date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability. Upon the maturity of an ELN, the Fund generally receives an interest coupon payment and the par value of the note plus or minus a return based on the performance of the underlying securities and the related equity derivatives. If the underlying securities have depreciated in value or if their price appreciates or depreciates outside of a preset range,
25	Invesco Multi-Asset Income Fund

depending on the type of ELN, the Fund may receive only the principal amount of the note or less than the principal amount of the note, or may even lose the entire principal invested in the ELN. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends.
ELNs utilized by the Fund may involve synthetic exposure to options that can create economic leverage risk which, depending on the performance of the underlying securities, could magnify or otherwise increase investment losses to the Fund and result in losses on the ELN that exceed the losses on the underlying securities. The economic leverage associated with investments in ELNs is distinguishable from indebtedness leverage in that it does not expose the Fund to losing more than the principal amount of the ELN. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment. In addition, investments in ELNs allow for enhanced yield but are subject to limited upside appreciation potential based on movements of the underlying securities. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying securities directly.
J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser $11,696 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency
26	Invesco Multi-Asset Income Fund

risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
27	Invesco Multi-Asset Income Fund

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2024, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
Q.	Other Risks - Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities, when rates increase. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.500%
Next $500 million	0.450%
Next $500 million	0.400%
Over $1.5 billion	0.390%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.47%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 28, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.90%, 1.65%, 1.15%, 0.65%, 0.65% and 0.65%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective March 1, 2025, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $176,814 and reimbursed class level expenses of $147,433, $10,696, $4,299, $22,915, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to
28	Invesco Multi-Asset Income Fund

customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $70,644 in front-end sales commissions from the sale of Class A shares and $9 and $1,163 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange-Traded Funds	$464,289,017	$—	$—	$464,289,017
U.S. Treasury Securities	—	263,954,217	—	263,954,217
U.S. Dollar Denominated Bonds & Notes	—	192,371,941	—	192,371,941
Non-U.S. Dollar Denominated Bonds & Notes	—	37,206,576	—	37,206,576
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	0	—	0
Money Market Funds	12,375,728	65,630,104	—	78,005,832
Total Investments in Securities	476,664,745	559,162,838	—	1,035,827,583
Other Investments - Assets*
Investments Matured	—	—	0	0
Futures Contracts	1,250,907	—	—	1,250,907
Forward Foreign Currency Contracts	—	540,988	—	540,988
Swap Agreements	—	27,638	—	27,638
	1,250,907	568,626	0	1,819,533
Other Investments - Liabilities*
Futures Contracts	(1,346,821)	—	—	(1,346,821)
Forward Foreign Currency Contracts	—	(212,967)	—	(212,967)
	(1,346,821)	(212,967)	—	(1,559,788)
Total Other Investments	(95,914)	355,659	0	259,745
Total Investments	$476,568,831	$559,518,497	$—	$1,036,087,328

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured is shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
29	Invesco Multi-Asset Income Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2024:
	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded	$—	$—	$1,172,201	$78,706	$1,250,907
Unrealized appreciation on swap agreements — Centrally Cleared(a)	27,638	—	—	—	27,638
Unrealized appreciation on forward foreign currency contracts outstanding	—	540,988	—	—	540,988
Total Derivative Assets	27,638	540,988	1,172,201	78,706	1,819,533
Derivatives not subject to master netting agreements	(27,638)	—	(1,172,201)	(78,706)	(1,278,545)
Total Derivative Assets subject to master netting agreements	$—	$540,988	$—	$—	$540,988

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded	$—	$(109,541)	$(1,237,280)	$(1,346,821)
Unrealized depreciation on forward foreign currency contracts outstanding	(212,967)	—	—	(212,967)
Total Derivative Liabilities	(212,967)	(109,541)	(1,237,280)	(1,559,788)
Derivatives not subject to master netting agreements	—	109,541	1,237,280	1,346,821
Total Derivative Liabilities subject to master netting agreements	$(212,967)	$—	$—	$(212,967)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2024.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$−	$(3,464)	$(3,464)	$—	$—	$(3,464)
Citibank, N.A.	503,418	(188,633)	314,785	—	—	314,785
Goldman Sachs International	−	(1,403)	(1,403)	—	—	(1,403)
J.P. Morgan Chase Bank, N.A.	34,057	(9,992)	24,065	—	—	24,065
Merrill Lynch International	83	(9,475)	(9,392)	—	—	(9,392)
State Street Bank & Trust Co.	3,430	−	3,430	—	—	3,430
Total	$540,988	$(212,967)	$328,021	$—	$—	$328,021
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$(83,496)	$-	$-	$(83,496)
Futures contracts	-	-	3,857,572	(1,778,998)	2,078,574
Swap agreements	141,801	-	-	-	141,801
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(14,386)	-	-	(14,386)
Futures contracts	-	-	2,399,102	(4,023,321)	(1,624,219)
Swap agreements	48,366	-	-	-	48,366
Total	$190,167	$(97,882)	$6,256,674	$(5,802,319)	$546,640
30	Invesco Multi-Asset Income Fund

The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$31,010,572	$252,308,741	$2,038,183
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $74,198.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$65,480,858	$79,497,966

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Net unrealized appreciation — investments	$3,982,888
Net unrealized appreciation (depreciation) — foreign currencies	(13,299)
Temporary book/tax differences	(202,277)
Capital loss carryforward	(723,138,130)
Shares of beneficial interest	1,698,914,994
Total net assets	$979,544,176
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments and amortization and accretion on debt securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$408,001,901	$315,136,229	$723,138,130
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $1,080,619,983 and $907,804,093, respectively. As of October 31, 2024, the aggregate cost of
31	Invesco Multi-Asset Income Fund

investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$16,037,784
Aggregate unrealized (depreciation) of investments	(12,054,896)
Net unrealized appreciation of investments	$3,982,888
Cost of investments for tax purposes is $1,032,104,440.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of distributions, partnerships and amortization and accretion on debt securities, on October 31, 2024, undistributed net investment income was increased by $3,763,279, undistributed net realized gain (loss) was decreased by $3,310,193 and shares of beneficial interest was decreased by $453,086. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	4,423,272	$34,531,715	4,002,354	$30,757,252
Class C	516,448	4,038,433	591,278	4,557,505
Class R	408,311	3,200,902	465,761	3,589,248
Class Y	2,719,300	21,279,723	3,962,741	30,627,354
Class R6	232,291	1,798,349	259,652	1,988,962
Issued as reinvestment of dividends:
Class A	5,811,831	45,266,112	6,704,847	51,334,704
Class C	307,638	2,392,447	448,775	3,437,889
Class R	181,004	1,411,437	205,567	1,575,533
Class Y	712,046	5,535,818	1,013,311	7,764,065
Class R5	-	-	170	1,318
Class R6	182,973	1,412,424	437,489	3,353,057
Automatic conversion of Class C shares to Class A shares:
Class A	1,390,007	10,844,925	1,551,820	11,884,183
Class C	(1,390,415)	(10,844,925)	(1,552,009)	(11,884,183)
Reacquired:
Class A	(17,563,355)	(137,200,713)	(18,650,298)	(143,227,629)
Class C	(1,650,372)	(12,925,787)	(2,234,003)	(17,149,737)
Class R	(646,509)	(5,072,605)	(740,749)	(5,690,107)
Class Y	(11,091,961)	(86,462,825)	(8,202,752)	(63,082,517)
Class R5	-	-	(7,400)	(56,488)
Class R6	(5,378,840)	(41,609,785)	(1,593,389)	(12,239,159)
Net increase (decrease) in share activity	(20,836,331)	$(162,404,355)	(13,336,835)	$(102,458,750)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
32	Invesco Multi-Asset Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Multi-Asset Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Multi-Asset Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
33	Invesco Multi-Asset Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Multi-Asset Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior
Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Multi-Asset Income Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment
34	Invesco Multi-Asset Income Fund

strategies and/or investment restrictions and those of the funds in its performance universe.  The Board considered that the Fund’s emphasis on income generation results in a persistently lower equity beta relative to peers. The Board also considered how the Fund’s strategy is implemented using a multi-sleeve structure and discussed how each sleeve impacted Fund performance, noting that overweight exposure to U.S. master limited partnerships and equity real estate investment trusts at the outset of the COVID-10 pandemic has driven long-term underperformance. The Board further considered that the Fund’s credit beta in the emerging and high yield markets, as well as its tactical positioning during a time of elevated short-term volatility, also led to short-term underperformance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were below and reasonably comparable to, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided
35	Invesco Multi-Asset Income Fund

to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
36	Invesco Multi-Asset Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	2.54%
Corporate Dividends Received Deduction*	2.38%
U.S. Treasury Obligations*	15.35%
Qualified Business Income*	0.00%
Business Interest Income*	43.69%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
37	Invesco Multi-Asset Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
38	Invesco Multi-Asset Income Fund

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SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	MAIN-NCSR

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

This information is filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is filed under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a) As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

19(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

19(a)(2) Not applicable.

19(a)(3) Certifications of the Registrant's PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

19(a)(4) Not applicable.

19(a)(5) Not applicable.

19(b) Certifications of Registrant's PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AIM Investment Funds (Invesco Investment Funds)

By:    /s/ Glenn Brightman                                          .

Name: Glenn Brightman

Title:Principal Executive Officer

Date: January 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Glenn Brightman                                          ..

Name:Glenn Brightman

Title:Principal Executive Officer

Date: January 3, 2025

By:       /s/ Adrien Deberghes                                             ____

Name:Adrien Deberghes

Title:Principal Financial Officer

Date:January 3, 2025